     As filed with the Securities and Exchange Commission on April 13, 2004


                                             1933 Act Registration No. 33-57340
                                             1940 Act Registration No. 811-7452

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.
                                   ------                              ------


     Post-Effective Amendment No.    28                                  X
                                   ------                              ------


                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940


     Amendment No.   27                                                  X
                   ------                                              ------


                       (Check appropriate box or boxes.)

                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
           ----------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code    (713) 626-1919
                                                   --------------------

                                Robert H. Graham
              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
           ----------------------------------------------------------
                    (Name and Address of Agent for Service)

                                    Copy to:
                            Peter Davidson, Esquire
                              A I M Advisors, Inc.
                          11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173

Approximate Date of Proposed Public Offering:                     Continuous

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on April 30, 2004 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following:


[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     AIM VARIABLE INSURANCE FUNDS

                     April 30, 2004




                     Prospectus
                     Series I shares


 AIM V.I. Aggressive Growth Fund       AIM V.I. Diversified Income Fund
 AIM V.I. Balanced Fund                AIM V.I. Government Securities Fund
 AIM V.I. Basic Value Fund             AIM V.I. Growth Fund
 AIM V.I. Blue Chip Fund               AIM V.I. High Yield Fund
 AIM V.I. Capital Appreciation Fund    AIM V.I. International Growth Fund
 AIM V.I. Capital Development Fund     AIM V.I. Mid Cap Core Equity Fund
 AIM V.I. Core Equity Fund             AIM V.I. Money Market Fund
 AIM V.I. Dent Demographic Trends      AIM V.I. Premier Equity Fund
 Fund


                     Shares of the funds are currently offered only to insurance company separate accounts. The investment objective(s) of each fund are described under the heading "Investment Objectives and Strategies."

                     ----------------------------------------------------------

                     This prospectus contains important information about the Series I class shares ("Series I shares") of each fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     There can be no assurance that the AIM V.I. Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

                     Investments in the funds:
                     - are not FDIC insured;
                     - may lose value; and
                     - are not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

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                          AIM VARIABLE INSURANCE FUNDS
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TABLE OF CONTENTS
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INVESTMENT OBJECTIVES AND STRATEGIES                 1
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PRINCIPAL RISKS OF INVESTING IN THE FUNDS            6
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PERFORMANCE INFORMATION                             10
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Annual Total Returns                                10

Performance Tables                                  19

FEE TABLE AND EXPENSE EXAMPLE                       27
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Fees and Expenses of the Funds                      27
Expense Example                                     28

FUND MANAGEMENT                                     29
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The Advisors                                        29

Advisor Compensation                                29

Portfolio Managers                                  29

OTHER INFORMATION                                   33
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Purchase and Redemption of Shares                   33

Pricing of Shares                                   33

Taxes                                               33

Dividends and Distributions                         33

Share Classes                                       33

Future Fund Closure                                 34

Pending Litigation                                  34

FINANCIAL HIGHLIGHTS                                35
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APPENDIX I                                         I-1
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OBTAINING ADDITIONAL INFORMATION            Back Cover
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The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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                          AIM VARIABLE INSURANCE FUNDS
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INVESTMENT OBJECTIVES AND STRATEGIES
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The investment objective(s) and policies of each fund may be changed by the Board of Trustees without shareholder approval. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

AIM V.I. AGGRESSIVE GROWTH FUND

The fund's investment objective is to achieve long-term growth of capital.


    The fund seeks to meet its objective by investing primarily in common stocks of companies whose earnings the fund's portfolio managers expect to grow more than 15% per year. The fund will invest in securities of small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.


AIM V.I. BALANCED FUND

The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in foreign securities.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. BASIC VALUE FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.

    The fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The fund may also invest up to 25% of its total assets in foreign securities.

    In selecting investments, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. BLUE CHIP FUND

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income.


    The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of blue chip companies. In complying with this 80% investment requirement, the fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers blue chip companies to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions and which possess the following characteristics:


- Market characteristics--Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

 industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- Financial characteristics--Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
  (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

    The portfolio managers consider whether to sell a particular security when they believe the issuer of the security is no longer a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth and current income, the fund may invest in United States government securities and high-quality debt securities. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. CAPITAL APPRECIATION FUND

The fund's investment objective is growth of capital.

    The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. CAPITAL DEVELOPMENT FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The fund may also invest up to 25% of its total assets in foreign securities.


    Among factors which the portfolio managers may consider when purchasing these securities are: (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes.


AIM V.I. CORE EQUITY FUND

The fund's investment objective is growth of capital.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may also invest up to 25% of its total assets in foreign securities. For risk management or cash management purposes, the fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.



AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. The fund may also invest up to 25% of its total assets in foreign securities.

    The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. DIVERSIFIED INCOME FUND

The fund's investment objective is to achieve a high level of current income.

    The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities; and (4) lower-quality debt securities, i.e., "junk bonds," of U.S. and foreign companies. The fund's assets will normally be invested in each of these four sectors, however, the fund may invest up to 100% of its total assets in U.S. Government securities.

    The fund may invest up to 50% of its total assets in foreign securities, including securities of issuers located in developing countries. Developing countries are those countries that are in the initial stages of their industrial cycles. The fund may invest up to 25% of its total assets in government securities of any one foreign country. The fund may also invest up to 10% of its total assets in equity securities and convertible debt securities of U.S. and foreign companies. The

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
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fund may invest in debt obligations issued by certain supranational entities, such as the World Bank.


    The portfolio managers focus on securities that they believe have favorable prospects for current income, whether denominated in the U.S. dollar or in other currencies. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.



    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. GOVERNMENT SECURITIES FUND

The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund intends to maintain a dollar-weighted average portfolio maturity of between 3 and 10 years. The fund may invest in high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to 30 years. The fund may also invest up to 20% of its net assets in foreign securities.


    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. GROWTH FUND

The fund's investment objective is to seek growth of capital.

    The fund seeks to meet its objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. The fund may also invest up to 25% of its total assets in foreign securities.

    The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. HIGH YIELD FUND

The fund's investment objective is to achieve a high level of current income.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds". In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings. The fund will invest principally in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Ratings or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. INTERNATIONAL GROWTH FUND

The fund's investment objective is to provide long-term growth of capital.

    The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in

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                          AIM VARIABLE INSURANCE FUNDS
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securities exchangeable for or convertible into equity securities of foreign companies.

    The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. MID CAP CORE EQUITY FUND

The fund's investment objective is long-term growth of capital.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(TM) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap(TM) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark--Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap(TM) Index are considered representative of medium-sized companies.


    The fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities. The fund may also invest up to 25% of its total assets in foreign securities. For risk management or cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. A larger position in cash or cash equivalents could detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

AIM V.I. MONEY MARKET FUND

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The fund seeks to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies

- foreign government obligations

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks

- repurchase agreements

- commercial paper

- taxable municipal securities

- master notes

- cash equivalents

    The fund may invest up to 50% of its total assets in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 100% of its total assets in obligations issued by banks.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash or shares of affiliated money market funds. As a result, the fund may not achieve its investment objective.


AIM V.I. PREMIER EQUITY FUND


The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund also may invest in preferred stocks and debt instruments that have

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                          AIM VARIABLE INSURANCE FUNDS
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prospects for growth of capital. The fund also may invest up to 25% of its total assets in foreign securities.

    The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective(s). For cash management purposes, each fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the funds' objective(s), but could also reduce the funds' exposure in the event of a market downturn.

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                          AIM VARIABLE INSURANCE FUNDS
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PRINCIPAL RISKS OF INVESTING IN THE FUNDS
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AIM V.I. AGGRESSIVE GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. BALANCED FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. BASIC VALUE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities in the fund at a desirable price.

AIM V.I. BLUE CHIP FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. CAPITAL APPRECIATION FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. CAPITAL DEVELOPMENT FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities in the fund at a desirable price.

AIM V.I. CORE EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer,

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                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The fund may participate in the initial public offering (IPO) market in some cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

AIM V.I. DIVERSIFIED INCOME FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce both the market value of and income from such securities.

    The prices of equity securities fluctuate in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    The fund may participate in the initial public offering (IPO) market in some cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.


AIM V.I. GOVERNMENT SECURITIES FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of other fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If the securities experience a faster principal prepayment rate than expected, both the market value of, and income from, such securities will decrease.

AIM V.I. GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. HIGH YIELD FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. Junk bonds are less sensitive to this risk than are higher-quality bonds.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic growth developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

AIM V.I. INTERNATIONAL GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. MID CAP CORE EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

AIM V.I. MONEY MARKET FUND

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:

- interest rates could rise sharply, causing the value of the fund's securities, and share price, to drop

- any of the fund's holdings could have its credit rating downgraded or could default

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries

- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.


AIM V.I. PREMIER EQUITY FUND


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    To the extent a fund holds cash or cash equivalents rather than equity securities for risk management, the fund may not achieve its investment objective(s).

ALL FUNDS

If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar charts and tables shown below provide an indication of the risks of investing in each fund. A fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar charts shown below do not reflect charges at the separate account level; if they did, the performance shown would be lower.


ANNUAL TOTAL RETURNS

AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   44.67%
2000...................................................................    2.60%
2001...................................................................  -26.06%
2002...................................................................  -22.66%
2003...................................................................   26.67%



    During the periods shown in the bar chart, the highest quarterly return was 29.55% (quarter ended December 31, 1999) and the lowest quarterly return was -24.54% (quarter ended September 30, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BALANCED FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   19.31%
2000...................................................................   -4.20%
2001...................................................................  -11.42%
2002...................................................................  -17.10%
2003...................................................................   16.36%



    During the periods shown in the bar chart, the highest quarterly return was 15.67% (quarter ended December 31, 1999) and the lowest quarterly return was -11.97% (quarter ended September 30, 2001).

AIM V.I. BASIC VALUE FUND
--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's Series I shares from year to year.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -22.15%
2003...................................................................   33.63%




    During the periods shown in the bar chart, the highest quarterly return was 20.56% (quarter ended June 30, 2003) and the lowest quarterly return was -20.06% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................   -8.18%
2001...................................................................  -22.54%
2002...................................................................  -26.16%
2003...................................................................   25.14%




    During the periods shown in the bar chart, the highest quarterly return was 12.57% (quarter ended June 30, 2003) and the lowest quarterly return was -19.83% (quarter ended March 31, 2001).


AIM V.I. CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................    2.50%
1995...................................................................   35.69%
1996...................................................................   17.58%
1997...................................................................   13.50%
1998...................................................................   19.30%
1999...................................................................   44.61%
2000...................................................................  -10.91%
2001...................................................................  -23.28%
2002...................................................................  -24.35%
2003...................................................................   29.52%



    During the periods shown in the bar chart, the highest quarterly return was 35.78% (quarter ended December 31, 1999) and the lowest quarterly return was -23.09% (quarter ended September 30, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................  29.10%
2000...................................................................   9.25%
2001...................................................................  -8.08%
2002...................................................................  -21.36%
2003...................................................................  35.36%



    During the periods shown in the bar chart, the highest quarterly return was 29.66% (quarter ended December 31, 1999) and the lowest quarterly return was -21.21% (quarter ended September 30, 2002).

AIM V.I. CORE EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   33.86%
1996...................................................................   19.94%
1997...................................................................   25.72%
1998...................................................................   27.68%
1999...................................................................   34.25%
2000...................................................................  -14.56%
2001...................................................................  -22.83%
2002...................................................................  -15.58%
2003...................................................................   24.42%



    During the periods shown in the bar chart, the highest quarterly return was 26.48% (quarter ended December 31, 1998) and the lowest quarterly return was -21.54% (quarter ended September 30, 2001). Effective September 30, 2002 the AIM V.I. Core Equity Fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................  -17.90%
2001...................................................................  -31.91%
2002...................................................................  -32.20%
2003...................................................................   37.47%



    During the periods shown in the bar chart, the highest quarterly return was 23.67% (quarter ended December 31, 2001) and the lowest quarterly return was -31.55% (quarter ended March 31, 2001).

AIM V.I. DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................  -5.07%
1995...................................................................  19.02%
1996...................................................................  10.19%
1997...................................................................   9.39%
1998...................................................................   3.58%
1999...................................................................  -1.92%
2000...................................................................   0.69%
2001...................................................................   3.59%
2002...................................................................   2.30%
2003...................................................................   9.24%



    During the periods shown in the bar chart, the highest quarterly return was 5.54% (quarter ended June 30, 1995) and the lowest quarterly return was -3.16% (quarter ended March 31, 1994).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -3.73%
1995...................................................................   15.56%
1996...................................................................    2.29%
1997...................................................................    8.16%
1998...................................................................    7.73%
1999...................................................................   -1.32%
2000...................................................................   10.12%
2001...................................................................    6.41%
2002...................................................................    9.59%
2003...................................................................    1.07%



    During the periods shown in the bar chart, the highest quarterly return was 5.48% (quarter ended June 30, 1995) and the lowest quarterly return was -2.82% (quarter ended March 31, 1994).

AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -2.48%
1995...................................................................   34.77%
1996...................................................................   18.09%
1997...................................................................   26.87%
1998...................................................................   34.12%
1999...................................................................   35.24%
2000...................................................................  -20.49%
2001...................................................................  -33.88%
2002...................................................................  -30.97%
2003...................................................................   31.24%



    During the periods shown in the bar chart, the highest quarterly return was 27.80% (quarter ended December 31, 1998) and the lowest quarterly return was -27.44% (quarter ended March 31, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   10.52%
2000...................................................................  -19.01%
2001...................................................................   -5.00%
2002...................................................................   -5.84%
2003...................................................................   28.04%




    During the periods shown in the bar chart, the highest quarterly return was 9.64% (quarter ended June 30, 2003) and the lowest quarterly return was -14.05% (quarter ended December 31, 2000).


AIM V.I. INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -1.61%
1995...................................................................   17.24%
1996...................................................................   20.05%
1997...................................................................    6.94%
1998...................................................................   15.49%
1999...................................................................   55.04%
2000...................................................................  -26.40%
2001...................................................................  -23.53%
2002...................................................................  -15.67%
2003...................................................................   29.06%



    During the periods shown in the bar chart, the highest quarterly return was 41.88% (quarter ended December 31, 1999) and the lowest quarterly return was -19.80% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MID CAP CORE EQUITY FUND
--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's Series I shares from year to year.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -11.10%
2003...................................................................   27.31%




    During the periods shown in the bar chart, the highest quarterly return was 16.45% (quarter ended June 30, 2003) and the lowest quarterly return was -14.37% (quarter ended September 30, 2002).


AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   3.64%
1995...................................................................   5.70%
1996...................................................................   4.95%
1997...................................................................   5.13%
1998...................................................................   5.06%
1999...................................................................   4.66%
2000...................................................................   5.83%
2001...................................................................   3.61%
2002...................................................................   1.19%
2003...................................................................   0.58%




    During the periods shown in the bar chart, the highest quarterly return was 1.49% (quarters ended September 30, 2000 and December 31, 2003) and the lowest quarterly return was 0.12% (quarters ended September 30, 2003 and December 31,
2003).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. PREMIER EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................    4.04%
1995...................................................................   36.25%
1996...................................................................   15.02%
1997...................................................................   23.69%
1998...................................................................   32.41%
1999...................................................................   29.90%
2000...................................................................  -14.65%
2001...................................................................  -12.56%
2002...................................................................  -30.26%
2003...................................................................   25.08%



    During the periods shown in the bar chart, the highest quarterly return was 27.04% (quarter ended December 31, 1998) and the lowest quarterly return was -18.40% (quarter ended June 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


PERFORMANCE TABLES

--------------------------------------------------------------------------------


The following performance tables compare the funds' Series I share's performance to those of unmanaged broad-based securities market indices, style-specific indices and peer-group indices. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance tables shown below do not reflect charges at the separate account level; if they did, the performance shown would be lower. The AIM V.I. Money Market Fund's Series I share's performance table reflects the fund's performance over the periods indicated.


AIM V.I. AGGRESSIVE GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                         SINCE         INCEPTION
December 31, 2003)                       1 YEAR    5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           26.67%     1.46%        1.12%        05/01/98
Standard & Poor's 500 Index(1,3)          28.67%    (0.57)%       1.46%(4)     04/30/98(4)
Russell 2500--Trademark-- Growth
  Index(2,3,5)                            46.31%     3.83%        1.85%(4)     04/30/98(4)
Russell Midcap--Registered Trademark--
  Growth Index(2,3,6)                     42.71%     2.01%        2.46%(4)     04/30/98(4)
Lipper Mid-Cap Growth Fund Index(2,3,7)   35.42%     2.18%        1.98%(4)     04/30/98(4)
------------------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


(2) The fund has elected to use the Russell Midcap--Registered Trademark-- Growth Index as its style-specific index rather than the Russell 2500--Trademark-- Growth Index because the fund believes the Russell Midcap--Registered Trademark--Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Russell 2500--Trademark-- Growth Index measures the performance of those Russell 2500--Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(6) The Russell Midcap--Registered Trademark-- Growth Index measures the performance of those securities in the Russell Midcap--Registered Trademark-- Index with a higher than average growth forecast.


(7) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BALANCED FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                       SINCE           INCEPTION
December 31, 2003)                     1 YEAR    5 YEARS   INCEPTION           DATE
------------------------------------------------------------------------------------------
AIM V.I. Balanced Fund                  16.36%    (0.47)%       1.76%          05/01/98
Standard & Poor's 500 Index(1,3)        28.67%    (0.57)%       1.46%(4)       04/30/98(4)
Old Custom Balanced Index(2,3,5)        19.80%     3.25%        4.35%(4)       04/30/98(4)
New Custom Balanced Index(2,3,6)        19.25%     5.14%        5.40%(4)       04/30/98(4)
Lipper Balanced Fund Index(2,3,7)       19.94%     2.95%        3.64%(4)       04/30/98(4)
------------------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


(2) The fund has elected to use the New Custom Balanced Index as its style-specific index rather than the Old Custom Balanced Index because the fund believes the New Custom Balanced Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Old Custom Balanced Index is an index formerly created by A I M Advisors, Inc. to benchmark the fund. This index consists of 60% Russell 3000--Registered Trademark-- Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 3000--Registered Trademark-- Index is a widely recognized index of common stocks that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Lehman Brothers U.S. Aggregate Bond Index is an index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


(6) The New Custom Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. The index consists of 60% Russell 1000--Registered Trademark-- Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000--Registered Trademark-- Value Index is a widely recognized index of common stocks that measures performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index is an index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


(7) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.


AIM V.I. BASIC VALUE FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                              SINCE          INCEPTION
December 31, 2003)                       1 YEAR    INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                 33.63%      2.88%          09/10/01
Standard & Poor's 500 Index(1,2)          28.67%      0.85%(3)       08/31/01(3)
Russell 1000--Registered Trademark--
  Value Index(2,4)                        30.03%      4.02%(3)       08/31/01(3)
Lipper Large-Cap Value Fund Index(2,5)    28.00%      1.30%(3)       08/31/01(3)
--------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.


(5) The Lipper Large-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Value category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                             SINCE          INCEPTION
December 31, 2003)                     1 YEAR    INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                 25.14%       (9.95)%        12/29/99
Standard & Poor's 500 Index(1,2)        28.67%       (5.34)%(3)     12/31/99(3)
Lipper Large-Cap Core Fund Index(2,4)   24.80%       (5.61)%(3)     12/31/99(3)
--------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.


AIM V.I. CAPITAL APPRECIATION FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2003)           1 YEAR    5 YEARS    10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Capital
  Appreciation Fund           29.52%    (0.64)%        7.93%        05/05/93
Standard & Poor's 500
  Index(1,2)                  28.67%    (0.57)%       11.06%              --
Russell 1000--Registered
  Trademark-- Growth
  Index(2,3)                  29.75%    (5.11)%        9.21%              --
Lipper Multi-Cap Growth
  Fund Index(2,4)             35.38%    (1.76)%        7.96%              --
-------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a higher than average growth forecast.


(4) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's SuperComposite 1500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                          SINCE       INCEPTION
December 31, 2003)                         1 YEAR    5 YEARS   INCEPTION       DATE
-----------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund           35.36%     6.65%      4.40%       05/01/98
Standard & Poor's 500 Index(1,3)            28.67%    (0.57)%     1.46%(4)    04/30/98(4)
Russell 2500--Trademark-- Index(2,3,5)      45.51%     9.40%      6.40%(4)    04/30/98(4)
Russell Midcap--Registered Trademark--
  Index(2,3,6)                              40.06%     7.23%      6.19%(4)    04/30/98(4)
Lipper Mid-Cap Core Fund Index(2,3,7)       36.58%     7.89%      6.03%(4)    04/30/98(4)
-----------------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


(2) The fund has elected to use the Russell Midcap--Registered Trademark-- Index as its style-specific index rather than the Russell 2500--Trademark-- Index because the fund believes the Russell Midcap--Registered Trademark-- Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Russell 2500--Trademark-- Index measures the performance of the 2,500 smallest companies in the Russell 3000--Registered Trademark-- Index and represents approximately 16% of the total market capitalization of the Russell 3000--Registered Trademark-- Index.


(6) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.


(7) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.


AIM V.I. CORE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                 SINCE       INCEPTION
December 31, 2003)               1 YEAR    5 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
AIM V.I. Core Equity Fund         24.42%    (1.45)%      9.46%       05/02/94
Standard & Poor's 500
  Index(1,2)                      28.67%    (0.57)%     11.76%(3)    04/30/94(3)
Russell 1000--Registered
  Trademark-- Index(2,4)          29.89%    (0.13)%     11.72%(3)    04/30/94(3)
Lipper Large-Cap Core Fund
  Index(2,5)                      24.80%    (1.08)%      9.89%(3)    04/30/94(3)
--------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.


(5) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                SINCE        INCEPTION
December 31, 2003)                        1 YEAR    INCEPTION         DATE
--------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund      37.47%      (15.02)%      12/29/99
Standard & Poor's 500 Index(1,2)           28.67%       (5.34)%(3)   12/31/99(3)
Russell 3000--Registered Trademark--
  Growth Index(2,4)                        30.97%      (12.44)%(3)   12/31/99(3)
Lipper Multi-Cap Growth Fund Index(2,5)    35.38%      (11.07)%(3)   12/31/99(3)
--------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 3000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Russell 3000--Registered Trademark-- Growth Index measures the performance of those Russell 3000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are members of either the Russell 1000--Registered Trademark-- Growth or Russell 2000--Registered Trademark-- Growth indices.


(5) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's SuperComposite 1500 Index.


AIM V.I. DIVERSIFIED INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                             INCEPTION
December 31, 2003)             1 YEAR    5 YEARS      10 YEARS        DATE
--------------------------------------------------------------------------------
AIM V.I. Diversified Income
  Fund                          9.24%       2.71%        4.90%       05/05/93
Lehman Brothers U.S.
  Aggregate Bond Index(1,2)     4.10%       6.62%        6.95%             --
Lehman Brothers U.S. Credit
  Index(2,3)                    7.70%       7.11%        7.42%             --
Lipper BBB Rated Fund
  Index(2,4)                    9.75%       6.15%        6.54%             --
--------------------------------------------------------------------------------



(1) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers U.S. Aggregate Bond Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper BBB Rated Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The Lehman Brothers U.S. Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.


(4) The Lipper BBB Rated Fund Index is an equally weighted representation of the 30 largest funds in the Lipper BBB Rated Funds category. The funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. GOVERNMENT SECURITIES FUND



AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2003)              1 YEAR    5 YEARS    10 YEARS        DATE
-------------------------------------------------------------------------------
AIM V.I. Government Securities
  Fund                           1.07%      5.08%       5.44%       05/05/93
Lehman Brothers U.S. Aggregate
  Bond Index(1,2)                4.10%      6.62%       6.95%             --
Lehman Brothers Intermediate
  U.S. Government and Mortgage
  Index(2,3)                     2.74%      6.36%        N/A              --
Lipper Intermediate U.S.
  Government Fund Index(2,4)     2.18%      5.80%       5.96%             --
-------------------------------------------------------------------------------



(1) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers Intermediate U.S. Government and Mortgage Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Intermediate U.S. Government Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The Lehman Brothers Intermediate U.S. Government and Mortgage Index includes securities in the intermediate maturity range of the U.S. Government Index that must have between 1 year and 10 years to final maturity regardless of call features and fixed-rate mortgage securities with a weighted average of at least 1 year and issued by GNMA, FHLMC, or FNMA.


(4) The Lipper Intermediate U.S. Government Fund Index measures the performance of the 30 largest funds in the Lipper Intermediate U.S. Government category. The fund invests at least 65% of its assets in securities issued or guaranteed by the United States Government, with dollar weighted average maturities of 6 to 10 years.


AIM V.I. GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2003)              1 YEAR    5 YEARS    10 YEARS        DATE
-------------------------------------------------------------------------------
AIM V.I. Growth Fund             31.24%    (8.42)%      5.45%       05/05/93
Standard & Poor's 500
  Index(1,2)                     28.67%    (0.57)%     11.06%             --
Russell 1000--Registered
  Trademark-- Growth
  Index(2,3)                     29.75%    (5.11)%      9.21%             --
Lipper Large-Cap Growth Fund
  Index(2,4)                     26.96%    (5.53)%      7.77%             --
-------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a higher than average growth forecast.


(4) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                          SINCE       INCEPTION
December 31, 2003)                         1 YEAR    5 YEARS   INCEPTION       DATE
-----------------------------------------------------------------------------------------
AIM V.I. High Yield Fund                    28.04%    0.50%      (0.95)%      05/01/98
Lehman Brothers U.S. Aggregate Bond
  Index(1,2)                                 4.10%    6.62%       7.00%(3)    04/30/98(3)
Lehman Brothers High Yield Index(2,4)       28.97%    5.23%       4.26%(3)    04/30/98(3)
Lipper High Yield Bond Fund Index(2,5)      26.36%    2.92%       1.72%(3)    04/30/98(3)
-----------------------------------------------------------------------------------------



(1) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has elected to use the Lehman Brothers U.S. Aggregate Bond Index as its broad-based index rather than the Lehman Brothers High Yield Index since the Lehman Brothers U.S. Aggregate Bond Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bond Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Lehman Brothers High Yield Index measures the performance of all fixed-rate, non-investment grade debt-securities excluding pay-in-kind bonds, Eurobonds and debt issues from emerging countries.


(5) The Lipper High Yield Bond Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield Funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.


AIM V.I. INTERNATIONAL GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
(for the periods ended                                          INCEPTION
December 31, 2003)           1 YEAR   5 YEARS   10 YEARS           DATE
-----------------------------------------------------------------------------
AIM V.I. International
  Growth Fund                29.06%    (1.03)%      4.97%         05/05/93
Morgan Stanley Capital
  International-
  -Registered Trademark--
  EAFE Index(1,2)            38.59%    (0.05)%      4.47%               --
Morgan Stanley Capital
  International-
  -Registered Trademark--
  EAFE Growth Index(2,3)     31.99%    (3.96)%      2.07%               --
Lipper International Fund
  Index(2,4)                 36.00%     2.13%       5.31%               --
-----------------------------------------------------------------------------



(1) The Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Index measures performance of global stock markets in 21 developed countries. The fund has also included the Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper International Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Growth Index is recognized as the pre-eminent benchmark in the U.S. to measure international "growth" equity performance (high price over book value securities). It includes securities from 21 countries, representing the developed markets outside North America: Europe, Australasia, and the Far East.


(4) The Lipper International Fund Index is an equally weighted representation of the 30 largest funds in the Lipper International category. These funds invest in securities with primary trading outside of the U.S. and may own U.S. securities as well.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MID CAP CORE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                              SINCE         INCEPTION
December 31, 2003)                       1 YEAR    INCEPTION         DATE
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund         27.31%       8.82%        09/10/01
Standard & Poor's 500 Index(1,2)          28.67%       0.85%(3)     08/31/01(3)
Russell Midcap--Registered Trademark--
  Index(2,4)                              40.06%       8.51%(3)     08/31/01(3)
Lipper Mid-Cap Core Fund Index(2,5)       36.58%       6.64%(3)     08/31/01(3)
-------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to the use the Standard & Poor's 500 Index as its broad-based index rather than the Russell Midcap--Registered Trademark-- Index since the Standard & Poor's 500 Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mid-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.


(5) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.


AIM V.I. MONEY MARKET FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2003)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund      0.58%    3.16%        4.02%         05/05/93
-------------------------------------------------------------------------------




    The AIM V.I. Money Market Fund's seven day yield on December 31, 2003 was 0.46%. For the current seven day yield, call (800) 347-4246.



AIM V.I. PREMIER EQUITY FUND



AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
(for the periods ended                                          INCEPTION
December 31, 2003)           1 YEAR   5 YEARS   10 YEARS           DATE
-----------------------------------------------------------------------------
AIM V.I. Premier Equity
  Fund                       25.08%    (3.30)%       8.49%        05/05/93
Standard & Poor's 500
  Index(1,2)                 28.67%    (0.57)%      11.06%              --
Lipper Large-Cap Core Fund
  Index(2,3)                 24.80%    (1.08)%       9.27%              --
-----------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS


The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the funds but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.



SHAREHOLDER FEES
------------------------------------------------------------------------------------
(fees paid directly from                                                SERIES I
your investment)                                                        SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                 N/A

Maximum Deferred Sales Charge (Load)                                        N/A
------------------------------------------------------------------------------------




"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
----------------------------------------------------------------------------------------------------
                                                                 TOTAL
                                                                ANNUAL
                                                                 FUND      FEE WAIVER AND
(expenses that are deducted            MANAGEMENT    OTHER     OPERATING      EXPENSE         NET
FROM SERIES I SHARE ASSETS)               FEES      EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
----------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           0.80%       0.35%      1.15%          0.00%         1.15%

AIM V.I. Balanced Fund                    0.75        0.36       1.11           0.00          1.11

AIM V.I. Basic Value Fund                 0.73        0.31       1.04           0.00          1.04

AIM V.I. Blue Chip Fund                   0.75        0.38       1.13           0.00          1.13

AIM V.I. Capital Appreciation Fund        0.61        0.24       0.85           0.00          0.85

AIM V.I. Capital Development Fund         0.75        0.38       1.13           0.00          1.13

AIM V.I. Core Equity Fund                 0.61        0.20       0.81           0.00          0.81

AIM V.I. Dent Demographic Trends Fund     0.85        0.45       1.30           0.00          1.30(2)

AIM V.I. Diversified Income Fund          0.60        0.35       0.95           0.00          0.95

AIM V.I. Government Securities Fund       0.47        0.29       0.76           0.00          0.76

AIM V.I. Growth Fund                      0.63        0.27       0.90           0.00          0.90(3)

AIM V.I. High Yield Fund                  0.63        0.43       1.06           0.01          1.05(3,4)

AIM V.I. International Growth Fund        0.75        0.35       1.10           0.00          1.10

AIM V.I. Mid Cap Core Equity Fund         0.73        0.34       1.07           0.00          1.07

AIM V.I. Money Market Fund                0.40        0.26       0.66           0.00          0.66

AIM V.I. Premier Equity Fund              0.61        0.24       0.85           0.00          0.85
----------------------------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2004.


(3) As a result of a reorganization of another fund into the fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.


(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.05%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.05% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through April 30, 2005.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

EXPENSE EXAMPLE


This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds. This example does not reflect fees associated when a separate account invests in the funds or any costs associated with the ownership of a variable annuity contract or variable life insurance contract for which the funds are investment options, and if it did, expenses would be higher.


  The example assumes that you invest $10,000 in a fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples do not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES I SHARES
----------------------------------------------------------------------------
                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------

AIM V.I. Aggressive Growth Fund         $117     $365      $633      $1,398

AIM V.I. Balanced Fund                   113      353       612       1,352

AIM V.I. Basic Value Fund                106      331       574       1,271

AIM V.I. Blue Chip Fund                  115      359       622       1,375

AIM V.I. Capital Appreciation Fund        87      271       471       1,049

AIM V.I. Capital Development Fund        115      359       622       1,375

AIM V.I. Core Equity Fund                 83      259       450       1,002

AIM V.I. Dent Demographic Trends Fund    132      412       713       1,568

AIM V.I. Diversified Income Fund          97      303       525       1,166

AIM V.I. Government Securities Fund       78      243       422         942

AIM V.I. Growth Fund                      92      287       498       1,108

AIM V.I. High Yield Fund                 107      336       584       1,293

AIM V.I. International Growth Fund       112      350       606       1,340

AIM V.I. Mid Cap Core Equity Fund        109      340       590       1,306

AIM V.I. Money Market Fund                67      211       368         822

AIM V.I. Premier Equity Fund              87      271       471       1,049
----------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of each fund's operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    H.S. Dent Advisors, Inc. (the subadvisor) serves as the subadvisor for AIM V.I. Dent Demographic Trends Fund, and is located at 6515 Gwin Road, Oakland, California 94611. The subadvisor is responsible for providing the advisor with macroeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations for the fund. The subadvisor has acted as an investment advisor for AIM V.I. Dent Demographic Trends Fund since 1999.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation from the following funds as a percentage of each fund's average daily net assets as follows:



                                           ADVISORY
FUND                                         FEE
----                                       --------
AIM V.I. Aggressive Growth Fund             0.80%
AIM V.I. Balanced Fund                      0.75%
AIM V.I. Basic Value Fund                   0.73%
AIM V.I. Blue Chip Fund                     0.75%
AIM V.I. Capital Appreciation Fund          0.61%
AIM V.I. Capital Development Fund           0.75%
AIM V.I. Core Equity Fund                   0.61%
AIM V.I. Dent Demographic Trends Fund       0.85%
AIM V.I. Diversified Income Fund            0.60%
AIM V.I. Government Securities Fund         0.47%
AIM V.I. Growth Fund                        0.63%
AIM V.I. High Yield Fund                    0.62%
AIM V.I. International Growth Fund          0.75%
AIM V.I. Mid Cap Core Equity Fund           0.73%
AIM V.I. Money Market Fund                  0.40%
AIM V.I. Premier Equity Fund                0.61%


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for each fund's portfolio are as follows:

AIM V.I. AGGRESSIVE GROWTH FUND


(Co-Managed)



- Karl Farmer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.



    They are assisted by the Mid Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. BALANCED FUND


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.



- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.



- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.



- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.



    They are assisted by the Basic Value and Investment Grade Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BASIC VALUE FUND


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.



- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.


- Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager for Luther King Capital Management.


    They are assisted by the Basic Value Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. BLUE CHIP FUND


- Monika H. Degan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.


- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.


    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. CAPITAL APPRECIATION FUND

- Kenneth A. Zschappel (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.


- Christian A. Costanzo, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.


- Robert J. Lloyd, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power.


- Bryan A. Unterhalter, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.



    They are assisted by the Multi Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. CAPITAL DEVELOPMENT FUND

- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.


    They are assisted by the Small/Mid Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. CORE EQUITY FUND


- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1998.



    He is assisted by the Mid/Large Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1987.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.


    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. DIVERSIFIED INCOME FUND

(Co-Managed)

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.


    They are assisted by the Investment Grade Team and High Yield Taxable Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.



AIM V.I. GOVERNMENT SECURITIES FUND


- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.


    More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. GROWTH FUND

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1987.


- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.



    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. HIGH YIELD FUND

(Co-Managed)

- Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1992 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.


    They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. INTERNATIONAL GROWTH FUND

- Clas G. Olsson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides (lead manager), Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.


    They are assisted by the Asian Pacific Team and Europe/Canada Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. MID CAP CORE EQUITY FUND


- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.



    He is assisted by the Mid/Large Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. PREMIER EQUITY FUND


- Robert A. Shelton (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1995.

- Abel Garcia, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1984 to 2000, he was Senior Portfolio Manager for Waddell & Reed.

- Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1991.

- Michael Yellen, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

- Kellie K. Veazey, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.


    They are assisted by the Premier Equity Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Each fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in each fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the funds are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The funds currently offer shares only to insurance company separate accounts. In the future, the funds may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the funds, and the interests of plan participants investing in the funds, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the funds will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES


Each of the funds prices its shares based on its net asset value. The funds, except AIM V.I. Money Market Fund, value portfolio securities for which market quotations are readily available at market value. The funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM V.I. Money Market Fund values all of its securities based on the amortized cost method. The funds, except AIM V.I. Money Market Fund, value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined as of the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the funds. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

Each fund, other than AIM V.I. Money Market Fund, generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. AIM V.I. Money Market Fund generally declares on each business day and pays any dividends monthly. All of the fund's distributions will consist primarily of capital gains, except for AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market Fund, which will consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS

Each fund, other than AIM V.I. Money Market Fund, generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies. AIM V.I. Money Market Fund may distribute net realized short-term gains, if any, more frequently.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of that fund.

SHARE CLASSES

Each fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FUTURE FUND CLOSURE

Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the fund may periodically suspend or limit the offering of its shares and it will be closed to new participants when fund assets reach $200 million.


    Due to the sometime limited availability of common stocks of mid-cap companies that meet the investment criteria for AIM V.I. Mid Cap Core Equity Fund, the fund may periodically suspend or limit the offering of its shares.



    During closed periods, the funds will accept additional investments from existing participants.



PENDING LITIGATION



    A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of each fund outstanding during each of the fiscal years (or periods) indicated.

    This information has been audited by Tait, Weller & Baker whose report, along with the fund's financial statements, is included in each fund's annual report, which is available upon request.

AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------


                                                                    YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------
                                            2003             2002             2001             2000            1999
                                          --------         --------         --------         --------         -------
Net asset value, beginning of period      $   8.36         $  10.81         $  14.62         $  14.25         $  9.85
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.08)(a)        (0.08)           (0.10)(a)        (0.10)(a)       (0.04)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  2.31            (2.37)           (3.71)            0.47            4.44
=====================================================================================================================
    Total from investment operations          2.23            (2.45)           (3.81)            0.37            4.40
=====================================================================================================================
Less distributions from net investment
  income                                        --               --               --               --              --
=====================================================================================================================
Net asset value, end of period            $  10.59         $   8.36         $  10.81         $  14.62         $ 14.25
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                              26.67%          (22.66)%         (26.06)%           2.60%          44.67%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $144,341         $103,611         $121,889         $103,181         $17,326
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets       1.15%(c)         1.16%            1.21%            1.16%(d)        1.19%(d)
=====================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.83)%(c)       (0.87)%          (0.88)%          (0.59)%         (0.41)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                         90%              85%              90%              65%             89%
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce the total returns for all periods shown.


(c) Ratios are based on average daily net assets of $118,023,574.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.26% and 2.42% for the years ended December 31, 2000 and 1999, respectively.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BALANCED FUND
--------------------------------------------------------------------------------


                                                                  YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------------
                                           2003            2002             2001            2000            1999
                                          -------         -------         --------         -------         -------
Net asset value, beginning of period      $  8.75         $ 10.84         $  12.46         $ 13.04         $ 11.14
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.14(a)         0.18(a)          0.27(a)(b)      0.37(a)         0.31(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 1.29           (2.02)           (1.70)          (0.93)           1.83
==================================================================================================================
    Total from investment operations         1.43           (1.84)           (1.43)          (0.56)           2.14
==================================================================================================================
Less distributions:
  Dividends from net investment income      (0.19)          (0.25)           (0.19)          (0.02)          (0.17)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains        --              --               --              --           (0.07)
==================================================================================================================
    Total distributions                     (0.19)          (0.25)           (0.19)          (0.02)          (0.24)
==================================================================================================================
Net asset value, end of period            $  9.99         $  8.75         $  10.84         $ 12.46         $ 13.04
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                             16.36%         (17.02)%         (11.43)%         (4.28)%         19.31%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $97,665         $82,866         $105,395         $85,693         $48,307
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:     1.11%(d)        1.17%            1.12%           1.10%           1.21%(e)
==================================================================================================================
Ratio of net investment income to
  average net assets                        1.47%(d)         1.90%            2.37%(b)        2.80%           2.66%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                       131%             90%              55%             49%             57%
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce the total returns for all periods shown.


(d) Ratios are based on average daily net assets of $87,106,766.


(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.31%.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BASIC VALUE FUND
--------------------------------------------------------------------------------


                                                                        SEPTEMBER 10, 2001
                                                    YEAR ENDED           (DATE OPERATIONS
                                                   DECEMBER 31,           COMMENCED) TO
                                               ---------------------       DECEMBER 31,
                                                 2003         2002             2001
                                               --------      -------    ------------------
Net asset value, beginning of period           $   7.98      $ 10.25         $ 10.00
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.00)        0.02(a)         0.01
------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       2.68        (2.29)           0.25
==========================================================================================
    Total from investment operations               2.68        (2.27)           0.26
==========================================================================================
Less dividends from net investment income         (0.00)       (0.00)          (0.01)
==========================================================================================
Net asset value, end of period                 $  10.66      $  7.98         $ 10.25
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                   33.63%      (22.15)%          2.63%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $309,384      $97,916         $19,638
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net
  assets(c)                                        1.04%(d)     1.16%           1.27%(e)
==========================================================================================
Ratio of net investment income to average
  net assets                                       0.01%(d)     0.18%           0.28%(c)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate(f)                           18%          22%              4%
__________________________________________________________________________________________
==========================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) After fee waivers. The ratio of expenses to average net assets before fee waivers was 2.61% for the period September 10, 2001 (date operations commenced) to December 31, 2001.


(d) Ratios are based on average daily net assets of $180,797,692.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND
--------------------------------------------------------------------------------


                                                                                                             DECEMBER 29, 1999
                                                                                                             (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                                     --------------------------------------------------        DECEMBER 31,
                                                       2003            2002         2001         2000              1999
                                                     --------         -------      -------      -------      -----------------
Net asset value, beginning of period                 $   5.25         $  7.11      $  9.18      $ 10.00           $10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.01(a)         0.00(a)     (0.01)        0.02(a)          0.00
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.31           (1.86)       (2.06)       (0.84)            0.00
==============================================================================================================================
    Total from investment operations                     1.32           (1.86)       (2.07)       (0.82)            0.00
==============================================================================================================================
Net asset value, end of period                       $   6.57         $  5.25      $  7.11      $  9.18           $10.00
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                         25.14%         (26.16)%     (22.54)%      (8.18)%           0.00%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $122,543         $65,490      $60,129      $29,787           $1,000
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                  1.13%(c)        1.18%        1.26%        1.31%(d)         1.30%(d)(e)
==============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             0.14%(c)       (0.03)%      (0.17)%       0.07%            3.07%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(f)                                 24%             38%          19%          15%              --
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.


(c) Ratios are based on average daily net assets of $89,331,262.


(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.13% and 12.49% (annualized) for the year ended December 31, 2000 and for the period ended December 31, 1999, respectively.


(e) Annualized.


(f) Not annualized for periods less than one year.


AIM V.I. CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                             2003            2002            2001          2000          1999
                                                           --------       ----------      ----------    ----------    ----------
Net asset value, beginning of period                       $  16.43       $    21.72      $    30.84    $    35.58    $    25.20
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.04)(a)        (0.05)(a)       (0.05)(a)      (0.05)       (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                4.89            (5.24)          (7.17)        (3.79)        11.17
================================================================================================================================
    Total from investment operations                           4.85            (5.29)          (7.22)        (3.84)        11.15
================================================================================================================================
Less distributions:
  Dividends from net investment income                           --               --              --            --         (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --               --           (1.90)        (0.90)        (0.75)
================================================================================================================================
    Total distributions                                          --               --           (1.90)        (0.90)        (0.77)
================================================================================================================================
Net asset value, end of period                             $  21.28       $    16.43      $    21.72    $    30.84    $    35.58
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                              29.52%           (24.35)%        (23.28)%      (10.91)%       44.61%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $938,820       $  763,038      $1,160,236    $1,534,209    $1,131,217
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                        0.85%(c)         0.85%           0.85%         0.82%         0.73%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.23)%(c)       (0.27)%         (0.22)%       (0.17)%       (0.06)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                          61%              67%             65%           98%           65%
________________________________________________________________________________________________________________________________
================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $820,276,096.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------


                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                        2003           2002        2001           2000                1999
                                                       -------        -------     -------        -------        -----------------
Net asset value, beginning of period                   $  9.39        $ 11.94     $ 12.99        $ 11.89             $  9.21
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.01)         (0.01)(a)   (0.02)         (0.01)(a)           (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       3.33          (2.54)      (1.03)          1.11                2.71
=================================================================================================================================
    Total from investment operations                      3.32          (2.55)      (1.05)          1.10                2.68
=================================================================================================================================
Net asset value, end of period                         $ 12.71        $  9.39     $ 11.94        $ 12.99             $ 11.89
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         35.36%         (21.36)%     (8.08)%         9.25%              29.10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $93,813        $70,018     $92,732        $74,874             $11,035
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.13%(c)       1.14%       1.16%          1.19%(d)            1.23%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (0.13)%(c)     (0.08)%     (0.16)%        (0.07)%             (0.32)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     95%           121%        125%           110%                132%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $76,887,300.


(d) After fee waivers. Ratio of expense to average net assets prior to fee waivers was 1.38% and 3.42% for the years ended December 31, 2000 and December 31, 1999, respectively.


AIM V.I. CORE EQUITY FUND
--------------------------------------------------------------------------------



                                                                              YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                     2003              2002             2001             2000             1999
                                                  ----------        ----------       ----------       ----------       ----------
Net asset value, beginning of period              $    16.99        $    20.20       $    26.19       $    31.59       $    23.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.17(a)           0.12(a)          0.03(b)          0.01(a)          0.06(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                            3.97             (3.27)           (6.01)           (4.56)            8.05
=================================================================================================================================
    Total from investment operations                    4.14             (3.15)           (5.98)           (4.55)            8.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.19)            (0.06)           (0.01)           (0.04)           (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --                --               --            (0.81)           (0.11)
=================================================================================================================================
    Total distributions                                (0.19)            (0.06)           (0.01)           (0.85)           (0.27)
=================================================================================================================================
Net asset value, end of period                    $    20.94        $    16.99       $    20.20       $    26.19       $    31.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       24.42%            (15.58)%         (22.83)%         (14.56)%          34.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $1,555,475        $1,385,050       $1,916,875       $2,514,262       $2,443,264
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 0.81%(d)(e)       0.78%            0.82%            0.84%            0.77%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                0.91%(d)          0.67%            0.12%(b)         0.04%            0.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   31%              113%              73%              75%              93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(d) Ratios are based on average daily net assets of $1,409,239,314.


(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 0.82%.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
--------------------------------------------------------------------------------


                                                                                                                DECEMBER 29, 1999
                                                                                                                (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,                       COMMENCED)
                                                        -------------------------------------------------        TO DECEMBER 31,
                                                         2003          2002          2001          2000               1999
                                                        -------       -------       -------       -------       -----------------
Net asset value, beginning of period                    $  3.79       $  5.59       $  8.21       $ 10.00            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.03)(a)     (0.03)(a)     (0.05)(a)     (0.07)(a)          0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        1.45         (1.77)        (2.57)        (1.72)             0.00
=================================================================================================================================
    Total from investment operations                       1.42         (1.80)        (2.62)        (1.79)             0.00
=================================================================================================================================
Net asset value, end of period                             5.21       $  3.79       $  5.59       $  8.21            $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          37.47%        (32.20)%      (31.91)%      (17.90)%            0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $65,162       $26,747       $39,226       $41,300            $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.30%(c)      1.30%         1.38%         1.40%             1.40%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.30%(c)      1.43%         1.44%         1.63%            12.58%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.61)%(c)    (0.67)%       (0.79)%       (0.69)%            2.96%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  139%          208%          144%           92%               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $42,050,897.


(d) Annualized.


(e) Not annualized for periods less than one year.


AIM V.I. DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------



                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2003          2002          2001          2000       1999
                                                              -------       -------       -------       -------    -------
Net asset value, beginning of period                          $  8.60       $  9.13       $  9.49       $ 10.06    $ 10.94
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.42(a)       0.55(a)       0.67(a)(b)    0.76(a)    0.64
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.37         (0.35)        (0.35)        (0.69)     (0.85)
==========================================================================================================================
    Total from investment operations                             0.79          0.20          0.32          0.07      (0.21)
==========================================================================================================================
  Less dividends from net investment income                     (0.57)        (0.73)        (0.68)        (0.64)     (0.67)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  8.82       $  8.60       $  9.13       $  9.49    $ 10.06
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                  9.24%         2.30%         3.48%         0.80%     (1.92)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $71,860       $70,642       $79,875       $83,722    $99,509
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          0.95%(d)      0.94%         0.93%         0.90%      0.83%
==========================================================================================================================
Ratio of net investment income to average net assets             4.71%(d)      6.15          6.87%(b)      7.84%      7.20%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                           153%           86%           79%           74%        83%
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(d) Ratios are based on average daily net assets of $71,731,633.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------


                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2003            2002        2001              2000       1999
                                                              --------        --------    --------           -------    -------
Net asset value, beginning of period                          $  12.40        $  11.53    $  11.16           $ 10.63    $ 11.18
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.36(a)         0.49(a)     0.59(a)(b)        0.66(a)    0.63(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.23)           0.61        0.12              0.41      (0.78)
===============================================================================================================================
    Total from investment operations                              0.13            1.10        0.71              1.07      (0.15)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.30)          (0.23)      (0.34)            (0.54)     (0.40)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.00)             --          --                --         --
===============================================================================================================================
    Total distributions                                          (0.30)          (0.23)      (0.34)            (0.54)     (0.40)
===============================================================================================================================
Net asset value, end of period                                $  12.23        $  12.40    $  11.53           $ 11.16    $ 10.63
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                   1.07%           9.59%       6.41%            10.12%     (1.32)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $526,482        $428,322    $150,660           $84,002    $70,761
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.76%(d)        0.81%       1.08%             0.97%      0.90%
===============================================================================================================================
Ratio of net investment income to average net assets              2.93%(d)        4.01%       5.09%(b)          6.03%      5.75%
===============================================================================================================================
Ratio of interest expense to average net assets                   0.01%(d)        0.01%       0.28%             0.12%      0.10%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            265%            170%        199%               87%        41%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(d) Ratios are based on average daily net assets of $535,210,363.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------


                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001           2000        1999
Net asset value, beginning of period                          $  11.30       $  16.37       $  24.81       $  32.25    $  24.80
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)         (0.03)(a)      (0.03)(a)       0.03        0.01(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.55          (5.04)         (8.37)         (6.60)       8.63
===============================================================================================================================
    Total from investment operations                              3.53          (5.07)         (8.40)         (6.57)       8.64
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --          (0.04)         (0.00)      (0.06)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --             --          (0.87)      (1.13)
===============================================================================================================================
    Total distributions                                             --             --          (0.04)         (0.87)      (1.19)
===============================================================================================================================
Net asset value, end of period                                $  14.83       $  11.30       $  16.37       $  24.81    $  32.25
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  31.24%        (30.97)%       (33.86)%       (20.49)%     35.24%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $392,533       $361,259       $601,648       $879,182    $704,096
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.89%(c)       0.91%          0.88%          0.83%       0.73%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.13)%(c)     (0.21)%        (0.17)%         0.11%       0.04%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            101%           195%           239%           162%        101%
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $357,623,079.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------





                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2003          2002       2001          2000          1999
Net asset value, beginning of period                          $  5.00       $  5.31    $  6.35       $  9.02       $  8.84
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.49(a)       0.51(a)    0.70(b)       0.91          1.03(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.91         (0.82)     (1.01)        (2.64)        (0.10)
==========================================================================================================================
    Total from investment operations                             1.40         (0.31)     (0.31)        (1.73)         0.93
==========================================================================================================================
Less dividends from net investment income                       (0.43)           --      (0.73)        (0.94)        (0.75)
==========================================================================================================================
Net asset value, end of period                                $  5.97       $  5.00    $  5.31       $  6.35       $  9.02
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                 28.04%        (5.84)%    (4.85)%      (19.14)%       10.52%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $37,267       $24,984    $28,799       $26,151       $25,268
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.20%(d)      1.30%      1.21%         1.13%         1.14%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.20%(d)      1.30%      1.29%         1.19%         1.42%
==========================================================================================================================
Ratio of net investment income to average net assets             8.54%(d)     10.20%     11.39%(b)     11.44%        11.07%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                           101%           74%        64%           72%          127%
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with generally accepted accounting principles. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(d) Ratios are based on average daily net assets of $32,052,840.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------


                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  12.49       $  14.91    $  20.12    $  29.29    $  19.62
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09(a)        0.06(a)     0.08(a)     0.18        0.08(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.54          (2.40)      (4.83)      (7.88)      10.59
=========================================================================================================================
    Total from investment operations                              3.63          (2.34)      (4.75)      (7.70)      10.67
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.08)         (0.08)      (0.05)      (0.06)      (0.19)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --       (0.41)      (1.41)      (0.81)
=========================================================================================================================
    Total distributions                                          (0.08)         (0.08)      (0.46)      (1.47)      (1.00)
=========================================================================================================================
Net asset value, end of period                                $  16.04       $  12.49    $  14.91    $  20.12    $  29.29
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  29.06%        (15.67)%    (23.53)%    (26.40)%     55.04%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $290,680       $247,580    $347,528    $437,336    $454,060
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:                          1.10%(c)       1.09%       1.05%       1.02%       0.97%
=========================================================================================================================
Ratio of net investment income to average net assets              0.69%(c)       0.41%       0.46%       0.83%       0.38%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             79%            71%        109%         88%         97%
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $254,591,727.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MID CAP CORE EQUITY FUND
--------------------------------------------------------------------------------


                                                                     YEAR ENDED           SEPTEMBER 10, 2001
                                                                    DECEMBER 31,           (DATE OPERATIONS
                                                              ------------------------      COMMENCED) TO
                                                                2003            2002      DECEMBER 31, 2001
                                                              --------         -------    ------------------
Net asset value, beginning of period                          $   9.53         $ 10.72          $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.00(a)        (0.02)(a)         0.00
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.60           (1.17)           0.74
============================================================================================================
    Total from investment operations                              2.60           (1.19)           0.74
============================================================================================================
Less distributions:
  Dividends from net investment income                              --              --           (0.02)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.07)             --              --
============================================================================================================
Net asset value, end of period                                $  12.06         $  9.53          $10.72
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  27.31%         (11.10)%          7.37%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $293,162         $68,271          $9,500
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.07%(c)        1.30%           1.27%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.07%(c)        1.30%           5.16%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets       0.01%(c)       (0.22)%         (0.08)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                          37%             36%             20%
____________________________________________________________________________________________________________
============================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $162,369,892.


(d) Annualized.


(e) Not annualized for periods less than one year.


AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------


                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               2003             2002        2001       2000       1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00         $   1.00    $   1.00    $  1.00    $  1.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01             0.01        0.04       0.06       0.05
------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                   (0.01)           (0.01)      (0.04)     (0.06)     (0.05)
========================================================================================================================
Net asset value, end of period                                $  1.00         $   1.00    $   1.00    $  1.00    $  1.00
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                  0.58%            1.19%       3.61%      5.83%      4.66%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $77,505         $119,536    $128,277    $73,864    $95,152
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                          0.66%(b)         0.67%       0.64%      0.71%      0.60%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income to average net assets             0.59%(b)         1.18%       3.36%      5.66%      4.59%
________________________________________________________________________________________________________________________
========================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(b) Ratios are based on average daily net assets of $103,363,012.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. PREMIER EQUITY FUND

--------------------------------------------------------------------------------



                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                               2003             2002          2001          2000          1999
                                                            ----------       ----------    ----------    ----------    ----------
Net asset value, beginning of period                        $    16.22       $    23.35    $    27.30    $    33.50    $    26.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09(a)          0.05(a)       0.06(a)       0.04(a)       0.06(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.98            (7.11)        (3.50)        (4.94)         7.76
=================================================================================================================================
    Total from investment operations                              4.07            (7.06)        (3.44)        (4.90)         7.82
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.06)           (0.07)        (0.03)        (0.04)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --         (0.48)        (1.26)        (0.48)
=================================================================================================================================
    Total distributions                                          (0.06)           (0.07)        (0.51)        (1.30)        (0.57)
=================================================================================================================================
Net asset value, end of period                              $    20.23       $    16.22    $    23.35    $    27.30    $    33.50
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  25.08%          (30.26)%      (12.53)%      (14.68)%       29.90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,748,961       $1,519,525    $2,558,120    $2,746,161    $2,383,367
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.85%(c)         0.85%         0.85%         0.84%         0.76%
=================================================================================================================================
Ratio of net investment income to average net assets              0.48%(c)         0.24%         0.24%         0.12%         0.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             50%              46%           40%           62%           62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $1,587,693,389.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the fund. The fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. The funds' annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

    If you wish to obtain free copies of the funds' current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

    You also can review and obtain copies of the funds' SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

---------------------------------------
 AIM VARIABLE INSURANCE FUNDS SERIES I
 SEC 1940 Act file number: 811-7452
---------------------------------------

AIMinvestments.com                VI-PRO-1

                                                  AIM V.I. LARGE CAP GROWTH FUND

                                                                     PROSPECTUS

                                                                 APRIL 30, 2004


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Large Cap Growth Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares ("Series I shares") of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fees and Expenses of the Fund                        2

Expense Example                                      2

FUND MANAGEMENT                                      3
------------------------------------------------------
The Advisor                                          3

Advisor Compensation                                 3

Portfolio Managers                                   3

OTHER INFORMATION                                    4
------------------------------------------------------
Purchase and Redemption of Shares                    4

Pricing of Shares                                    4

Taxes                                                4

Dividends and Distributions                          4

Share Classes                                        4

Pending Litigation                                   4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------

APPENDIX I                                         I-1
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the above-referenced period ended March 31, 2004, had a market capitalization of $5.2 million. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Securities and Exchange Commission ("SEC") rules do not allow us to provide a bar chart and performance table for funds that do not have at least a full calendar year of performance.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND


The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.



SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                            N/A

Maximum Deferred
Sales Charge (Load)                                                    N/A
--------------------------------------------------------------------------------



"N/A" in the above tables means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                                SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.75%

Other Expenses                                                        0.70

Total Annual Fund
Operating Expenses                                                    1.45

Waivers                                                               0.15

Net Expenses                                                          1.30(2)
--------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2004.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. The example does not reflect charges at the separate account level. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                              1 YEAR    3 YEARS
--------------------------------------------------------------
AIM V.I. Large Cap Growth Fund                $132      $444
--------------------------------------------------------------

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fund's fiscal year ended December 31, 2003, the advisor did not receive any compensation due to a contractual expense limitation agreement between the advisor and the fund.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are as follows:

- Geoffrey V. Keeling, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

- Robert L. Shoss, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.


They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES


The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.


PENDING LITIGATION



A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years (or period) indicated.

    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                AUGUST 29, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  DECEMBER 31,
                                                                      2003
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.03)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.95
================================================================================
    Total from investment operations                                    0.92
================================================================================
Less distributions from net investment income                          (0.02)
================================================================================
Net asset value, end of period                                      $  10.90
________________________________________________________________________________
================================================================================
Total return(a)                                                         9.16%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $    546
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                           1.33%(b)
--------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                       14.54%(b)
________________________________________________________________________________
================================================================================
Ratio of net investment income (loss) to average net assets            (0.73)%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                                37%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average net assets of $522,326.
(c)  Not annualized for periods less than one year.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.



If you wish to obtain free copies of the fund's current SAI, please contact us



BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246



You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------

   AIM V.I. Large Cap Growth Fund Series I


   SEC 1940 Act file number: 811-7452


----------------------------------------

AIMinvestments.com


                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                       AIM V.I. REAL ESTATE FUND

                                                                     PROSPECTUS
                                                                 APRIL 30, 2004

Series I shares

Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Real Estate Fund seeks to achieve long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares ("Series I shares") of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------

Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------

Fees and Expenses of the Fund                        5

Expense Example                                      5

FUND MANAGEMENT                                      6
------------------------------------------------------

The Advisors                                         6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    7
------------------------------------------------------

Purchase and Redemption of Shares                    7

Pricing of Shares                                    7

Taxes                                                7

Dividends and Distributions                          7

Share Classes                                        7

Pending Litigation                                   7

FINANCIAL HIGHLIGHTS                                 8
------------------------------------------------------
APPENDIX I                                         I-1
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.


    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.


    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.


    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate,

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown do not reflect charges at the separate account level; if they did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.


                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................    0.35%
2000...................................................................   28.63%
2001...................................................................   -0.76%
2002...................................................................    6.37%
2003...................................................................   38.82%




    During the periods shown in the bar chart, the highest quarterly return was 14.15% (quarter ended June 30, 2003) and the lowest quarterly return was -8.32% (quarter ended September 30, 1999). Effective April 30, 2004 the fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                         SINCE         INCEPTION
December 31, 2003)                        1 YEAR    5 YEARS   INCEPTION         DATE
------------------------------------------------------------------------------------------
AIM V.I. Real Estate Fund(1)               38.82%    13.60%       8.41%        03/31/98
Standard & Poor's 500 Index(2,5)           28.67%    (0.57)%      1.62%        03/31/98
NAREIT-Equity REIT Index(3,4,5)            37.14%    14.35%       8.76%        03/31/98
Morgan Stanley REIT Index(3,5,6)           36.74%    14.12%       8.75%        03/31/98
Lipper Real Estate Fund Index(3,5,7)       37.21%    13.66%       8.20%        03/31/98
------------------------------------------------------------------------------------------



(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO Funds Group, Inc., an affiliate of A I M Advisors, Inc. Additionally, on April 30, 2004, the fund changed its investment objective. As a result, performance shown for the fund reflects the investment objective of the fund in effect during the periods shown. Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.


(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


(3) The fund has also included the NAREIT-Equity REIT Index. In conjunction with the change in the fund's investment objective on April 30, 2004, the fund has elected to use the Morgan Stanley REIT Index as its style-specific index rather than the NAREIT-Equity REIT Index. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The NAREIT Equity REIT Index is an unmanaged index considered representative of the U.S. real estate investment trust equity market.


(5) The index does not reflect payment of fees, expenses or taxes.


(6) The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.


(7) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate Category.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND


The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.



SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                            N/A

Maximum Deferred
Sales Charge (Load)                                                    N/A
--------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                                SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                        0.90%

Other Expenses                                                         0.92

Total Annual Fund
Operating Expenses                                                     1.82
Fee Waiver and Expense Reimbursements                                  0.52

Net Expenses                                                           1.30(2,3,4)
--------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through April 30, 2005.


(3) The fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


(4) The fund's advisor is entitled to receive reimbursement from the fund for fees and expenses paid for by the fund's advisor pursuant to expense limitation commitments between the fund's advisor and the fund if such reimbursement does not cause the fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------
AIM V.I. Real Estate Fund                     $132     $522      $937      $2,095
----------------------------------------------------------------------------------

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS


A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund (formerly known as INVESCO VIF-Real Estate Opportunity Fund) and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (INVESCO Alternatives Group division) (the subadvisor) is located at 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.



    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


    Prior to April 30, 2004, the fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation. On April 30, 2004, the fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the fund.


    The advisor, the subadvisor and INVESCO, are affiliates.


ADVISOR COMPENSATION


During the fund's fiscal year ended December 31, 2003, INVESCO received compensation of 0.63% of average daily net assets.


PORTFOLIO MANAGERS

The subadvisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are:

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1990.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1989.


They are assisted by the Real Estate Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the funds will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES


The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both ordinary income and capital gains. At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.


PENDING LITIGATION



A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal years (or period) indicated.


    This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                              2003            2002            2001           2000           1999
                                                             -------         -------         ------         ------         ------
Net asset value, beginning of period                         $ 10.49         $  9.97         $10.15         $ 7.91         $ 8.22
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.20            0.14           0.20           0.15           0.29
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.87            0.50          (0.28)          2.11          (0.28)
=================================================================================================================================
    Total from investment operations                            4.07            0.64          (0.08)          2.26           0.01
=================================================================================================================================
Less dividends from net investment income                      (0.22)          (0.12)         (0.10)         (0.02)         (0.32)
=================================================================================================================================
Net asset value, end of period                               $ 14.34         $ 10.49         $ 9.97         $10.15         $ 7.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                38.82%           6.37%         (0.76)%        28.63%          0.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $26,087         $12,869         $4,723         $2,456         $  625
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                   1.35%(b)        1.36%          1.38%          1.73%          1.92%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                1.62%(b)        1.89%          2.70%          5.28%          9.72%
=================================================================================================================================
Ratio of net investment income to average net assets            3.02%(b)        4.53%          4.35%          3.96%          4.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          126%            191%           163%           168%           465%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce the total returns for all periods shown.


(b) Ratios are based on average daily net assets of$17,892,570.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                           -------------------------
                           AIM V.I. REAL ESTATE FUND
                           -------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.



If you wish to obtain free copies of the fund's current SAI, please contact us



BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246



You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------

   AIM V.I. Real Estate Fund Series I


   SEC 1940 Act file number: 811-7452


----------------------------------------

AIMinvestments.com
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                  AIM V.I. SMALL CAP EQUITY FUND

                                                                     PROSPECTUS

                                                                 APRIL 30, 2004


Series I shares

Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Small Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares ("Series I shares") of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fees and Expenses of the Fund                        2

Expense Example                                      2

FUND MANAGEMENT                                      3
------------------------------------------------------
The Advisor                                          3

Advisor Compensation                                 3

Portfolio Managers                                   3

OTHER INFORMATION                                    4
------------------------------------------------------
Purchase and Redemption of Shares                    4

Pricing of Shares                                    4

Taxes                                                4

Dividends and Distributions                          4

Share Classes                                        4

Pending Litigation                                   4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------

APPENDIX I                                         I-1
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the above-referenced period ended March 31, 2004, had a market capitalization of $2.6 billion. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. The fund may also invest up to 25% of its total assets in foreign securities.


    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as a balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Securities and Exchange Commission ("SEC") rules do not allow us to provide a bar chart and performance table for funds that do not have at least a full calendar year of performance.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND


The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.



SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                            N/A

Maximum Deferred
Sales Charge (Load)                                                    N/A
--------------------------------------------------------------------------------



"N/A" in the above tables means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                                SERIES I SHARES
--------------------------------------------------------------------------------
Management Fees                                                        0.85%

Other Expenses                                                         0.70

Total Annual Fund
Operating Expenses                                                     1.55

Waivers                                                                0.25

Net Expenses                                                           1.30(2)
--------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2004.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the funds with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. The example does not reflect charges at the separate account level. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES I SHARES                              1 YEAR   3 YEARS
-------------------------------------------------------------
AIM V.I. Small Cap Equity Fund                $132     $465
-------------------------------------------------------------

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fund's fiscal year ended December 31, 2003, the advisor did not receive any compensation due to a contractual expense limitation agreement between the advisor and the fund.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the fund's portfolio are as follows:

- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2003 and has been associated with the advisor and/or its affiliates since 1994.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investments, Inc.


They are assisted by the Small/Mid Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES


The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determined adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.


PENDING LITIGATION



A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.



    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).



    The table shows the financial highlights for a share of the fund outstanding during the fiscal years (or period) indicated.



    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                AUGUST 29, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  DECEMBER 31,
                                                                      2003
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.01)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               1.41
================================================================================
    Total from investment operations                                   1.40
================================================================================
Less distributions:
  Dividends from net investment income                                (0.01)
--------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.01)
================================================================================
    Total distributions                                               (0.02)
================================================================================
Net asset value, end of period                                       $11.38
________________________________________________________________________________
================================================================================
Total return(a)                                                       13.94%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $2,231
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.32%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   12.86%(b)
================================================================================
Ratio of net investment income (loss) to average net assets           (0.44)%
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                               26%
________________________________________________________________________________
================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(b)  Ratios are annualized and based on average daily net assets of $817,163.


(c)  Not annualized for periods less than one year.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                         ------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                         ------------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.



If you wish to obtain free copies of the fund's current SAI, please contact us



BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246



You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


---------------------------------------

   AIM V.I. Small Cap Equity Fund Series I


   SEC 1940 Act file number: 811-7452


---------------------------------------

AIMinvestments.com


                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

PROSPECTUS | April 30, 2004
INVESCO VIF - CORE EQUITY FUND

SERIES I SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks..... 2
Fund Performance............................ 3
Fees Table And Expenses Example............. 4
Investment Risks............................ 4
Principal Risks Associated With The Fund.... 5
Temporary Defensive Positions............... 7
Fund Management............................. 7
Portfolio Managers.......................... 7
Share Price................................. 7
Taxes....................................... 8
Dividends And Capital Gain Distributions.... 8
Voting Rights............................... 8
Share Classes............................... 8
Pending Litigation.......................... 8
Financial Highlights........................ 9
Appendix I.................................I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks to provide a high total return
THE FUND'S CURRENT      through both growth and current income. It is
INVESTMENTS AND MARKET  actively managed. The Fund invests in a mix of
OUTLOOK, PLEASE SEE THE equity securities and debt securities, as well as
MOST RECENT ANNUAL OR   in options and other investments whose value is
SEMIANNUAL REPORT.      based on the values of these securities.
                        The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least
                        50% of stocks which the Fund holds will be dividend-paying common and preferred stocks.
                        Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depository Receipts ("ADRs"). The Fund will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"): (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee Bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this limitation.

     The Fund is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.
     Because the Fund invests primarily in the securities of larger companies, the Fund's share price tends to rise and fall with the up and down price movements of larger company stocks. Due to its investment strategy, the Fund's portfolio includes relatively few smaller companies, which may be a disadvantage if smaller companies outperform the broad market.
     Investing in preferred stocks often is more costly than investing in common stock of the same company. The additional cost of investing in preferred stock may outweigh the benefit of dividend payments if the market value of the preferred stock does not sufficiently appreciate. Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk -- that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund's portfolio may decline in value more than the overall securities markets.

     At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.
     The Fund is subject to other principal risks such as potential conflicts, credit, debt securities, foreign securities, interest rate, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


------------------------------------------------------------------------------
 INVESCO VIF - CORE EQUITY FUND (SERIES I)
      ACTUAL ANNUAL TOTAL RETURN(1,2)
------------------------------------------------------------------------------
                                    [CHART]
 '95      '96      '97      '98      '99      '00      '01      '02      '03
 ----     ----     ----     ----     ----     ----     ----     ----     ----
29.25%   22.28%   28.17%   15.30%   14.84%    4.87%  (8.97%)  (19.11%)  22.60%
------------------------------------------------------------------------------
Best Calendar Qtr.  06/03  14.72%
Worst Calendar Qtr.  9/02 (17.53%)
------------------------------------------------------------------------------

   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   (2) The Fund commenced investment operations on August 9, 1994. Index comparison begins on July 31, 1994.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance, and closely reflects the performance of the securities in which the Fund invests. The Lipper Large-Cap Core Fund Index (which may or may not include the Fund) is included for comparison to a peer group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.


--------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR THE PERIODS ENDED 12/31/03
                                      ------------------------------
                                                           SINCE
                                      1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------
INVESCO VIF - Core Equity Fund
 (Series I)(1)                        22.60%    1.69%    10.57%(2)
S&P 500 Index(3,4)                    28.67%   (0.57%)   11.81%(2)
Lipper Large-Cap Core Fund Index(4,5) 24.80%   (1.08%)   10.04%(2)
--------------------------------------------------------------------

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                     Series I shares
Management Fees                            0.75%
Other Expenses                             0.38%(2)
Total Annual Fund Operating Expenses       1.13%(3)



   -----

   "N/A" in the above table means "not applicable."


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


 (3) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     This example is intended to help you compare the costs of investing in the Series I shares of the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any Fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


Series I shares                   1 year 3 years 5 years 10 years
                                  ------ ------- ------- --------
  INVESCO VIF - Core Equity Fund    $115    $359    $622   $1,375

[GRAPHIC] Investment Risks

BEFORE ALLOCATING CONTRACT     You should determine the level of risk with which
VALUES TO THE FUND, YOU        you are comfortable before you allocate con-tract
SHOULD DETERMINE THE LEVEL     values to the Fund. The principal risks of any
OF RISK WITH WHICH YOU ARE     mutual fund, including the Fund, are:
COMFORTABLE. TAKE INTO
ACCOUNT FACTORS LIKE YOUR      Not Insured. Mutual funds are not insured by the
AGE, CAREER, INCOME LEVEL, AND FDIC or any other government agency, unlike bank
TIME HORIZON.                  deposits such as CDs or savings accounts.
                               No Guarantee. No mutual fund can guarantee that
                               it will meet its investment objectives.
                               Possible Loss Of Investment. A mutual fund cannot
                               guarantee its performance, nor assure you that
                               the market value of your investment will
                               increase. You may lose the money you invest, and
                               the Fund will not reimburse you for any of these
                               losses.
                               Volatility. The price of Fund shares will
                               increase or decrease with changes in the value of
                               the Fund's underlying investments and changes in
                               the equity and debt markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large companies are less volatile than those of mid-size companies or small companies.
     CREDIT RISK
     The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.
     DEBT SECURITIES RISK
     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.
     Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.
     Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Junk bonds are perceived by independent rating agencies as having a greater risk that their issuers will not be able to pay the interest and principal as they become due over the life of the bond. In addition to the loss of interest payments, the market value of a defaulted bond would likely drop, and the Fund would be forced to sell it at a loss. Debt securities rated lower than B by either S&P or Moody's are usually considered to be highly speculative.
     In addition to poor individual company performance in the marketplace or in internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely affect issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.
     Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     INTEREST RATE RISK
     Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements. LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but may also increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Credit and Counterparty Risks price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                         INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and INVESCO Institutional is the
AND ADI ARE SUBSIDIARIES OF  sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. AIM is
AMVESCAP PLC, AN             located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Fund's
INTERNATIONAL INVESTMENT     investment advisor manages the investment operations of the Fund and has agreed to
MANAGEMENT COMPANY THAT      perform or arrange for the performance of the Fund's day-to-day management. AIM has
MANAGES MORE THAN $371 BIL-  acted as an investment advisor since its organization in 1976. Today, AIM, together
LION IN ASSETS WORLDWIDE.    with its subsidiaries, advises or manages over 200 investment portfolios,
AMVESCAP IS BASED IN LONDON, encompassing a broad range of investment objectives. INVESCO Institutional is
WITH MONEY MANAGERS          located at 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia. As sub-advisor,
LOCATED IN EUROPE, NORTH     INVESCO Institutional is responsible for the Fund's day-to-day management, including
AND SOUTH AMERICA, AND THE   the Fund's investment decisions and the execution of securities transactions with
FAR EAST.                    respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended De-cember 31, 2003.


-------------------------------------------------------------------------
                                  ADVISORY FEE AS A PERCENTAGE OF FUND
    FUND                       AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
-------------------------------------------------------------------------
INVESCO VIF - Core Equity Fund                   0.75%

Portfolio Managers
     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Michael Heyman has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.
     Mark Lattis has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.
[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions

NET INVESTMENT INCOME AND NET  The Fund intends to distribute substantially all
REALIZED CAPITAL GAINS ARE     of its net investment income, if any, in
DISTRIBUTED TO SHAREHOLDERS AT dividends to its shareholders. For dividend
LEAST ANNUALLY.                purposes, net investment income consists of all
                               dividends or interest earned by the Fund's
                               investments, minus the Fund's expenses (including
                               the advisory fee). All of the Fund's net realized
                               capital gains, if any, are distributed
                               periodically, no less frequently than annually.
                               All dividends and distributions of the Fund are
                               reinvested in additional shares of the Fund at
                               net asset value.

Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                               Year ended December 31,
                                                                  -----------------------------------------------
                                                                      2003      2002     2001      2000      1999
                                                                  --------   -------  --------  --------  -------
Net Asset Value, Beginning of Period                              $  14.77    $ 18.58  $  20.71  $  21.01  $ 18.61
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                                0.13       0.21      0.20      0.23     0.26
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.20      (3.76)    (2.06)     0.72     2.50
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  3.33      (3.55)    (1.86)     0.95     2.76
-------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                                (0.19)     (0.26)    (0.21)    (0.02)   (0.25)
-------------------------------------------------------------------------------------------------------------------
  Distributions from Net Realized Gains                                 --         --     (0.06)    (1.23)   (0.11)
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.19)     (0.26)    (0.27)    (1.25)   (0.36)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  17.91    $ 14.77  $  18.58  $  20.71  $ 21.01
-------------------------------------------------------------------------------------------------------------------
Total return(a)                                                      22.60%    (19.11%)   (8.97%)    4.87%   14.84%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $109,203    $95,531  $133,754  $126,683  $79,893
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.10(b)    1.12%     1.09%     1.08%    1.05%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.82%(b)   0.99%     1.27%     1.37%    1.38%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 93%        49%       29%       69%      86%
-------------------------------------------------------------------------------------------------------------------


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods.


(b) Ratios are based on average daily net assets of $100,048,416.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - CORE EQUITY FUND


     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - DYNAMICS FUND


SERIES I SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.. 2
Fund Performance......................... 3
Fee Table and Expense Example............ 4
Investment Risks......................... 4
Principal Risks Associated With The Fund. 5
Temporary Defensive Positions............ 6
Fund Management.......................... 6
Portfolio Managers....................... 6
Share Price.............................. 7
Taxes.................................... 7
Dividends And Capital Gain Distributions. 7
Voting Rights............................ 7
Share Classes............................ 7
Pending Litigation....................... 7
Financial Highlights..................... 8
Appendix I............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
                 --------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT The Fund seeks long-term capital growth. It is THE FUND'S CURRENT IN- actively managed. The Fund invests primarily in
VESTMENTS AND MARKET    equity securities that the Advisor believes will
OUTLOOK, PLEASE SEE THE rise in price faster than other securities, as
MOST RECENT ANNUAL OR   well as in options and other investments whose
SEMIANNUAL REPORT.      values are based upon the values of equity
                        securities.
                        The Fund normally invests at least 65% of its net assets in common stocks of mid-size companies.
                        The Fund considers a company to be a
                        mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

     The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.
     The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently.
     The Fund is managed in the growth style. The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio focusing on company fundamentals and growth prospects when selecting securities.
     We seek securities for the Fund that meet the following standards:
    . Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
    . Leadership: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.
    . Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these mid-size and small company securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.
     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors.
     Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of his Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.
     The Fund is subject to other principal risks such as potential conflicts, market, liquidity, counterparty, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


  INVESCO VIF - DYNAMICS FUND (SERIES I)
     ACTUAL ANNUAL TOTAL RETURN(1,2)
----------------------------------------------------
                                    [CHART]
'98      '99      '00      '01       '02       '03
------  ------  --------  --------  --------  ------
19.35%  55.60%   (3.55%)  (31.14%)  (31.90%)  37.82%
----------------------------------------------------
Best Calendar Qtr.  12/99 33.23%
Worst Calendar Qtr. 9/01 (34.19%)


-------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN
                                     FOR THE PERIODS ENDED 12/31/03
                                     ------------------------------
                                                          SINCE
                                     1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------
 INVESCO VIF - Dynamics Fund
  (Series I)(1)                      37.82%   (0.61%)   2.87%(2)
 S&P 500 Index(3,4)                  28.67%   (0.57%)   4.93%(2)
 Russell Midcap(R) Growth Index(4,5) 42.71%    2.01%    4.61%(2)
 Lipper Mid Cap Growth Fund
  Index(4,6)                         35.42%    2.18%    3.97%(2)
-------------------------------------------------------------------

   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   (2) The Fund commenced investment operations on August 22, 1997. Index comparison begins on August 31, 1997.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Russell Midcap(R) Growth Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Mid Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Russell Midcap(R) Growth Index measures the performance of those securities in the Russell Midcap(R) Index with a higher than average growth forecast.


   (6) The Lipper Mid Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expense would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                     Series I shares
Management Fees                            0.75%
Other Expenses                             0.42%(2)
Total Annual Fund Operating Expenses       1.17%(3)





   -----

     "N/A" in the above table means "not applicable."


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


 (3) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     This example is intended to help you compare the costs of investing in the Fund's Series I shares to the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example does not assume that any Fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                        1 Year 3 Years 5 Years 10 Years
                                        ------ ------- ------- --------
         Series I shares
           INVESCO VIF - Dynamics Fund   $119   $372    $644    $1,420

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-     You should determine the level of risk with which
TRACT VALUES TO THE        you are comfortable before you allocate contract
FUND, YOU SHOULD DE-       values to the Fund. The principal risks of any
TERMINE THE LEVEL OF RISK  mutual fund, including the Fund, are:
WITH WHICH YOU ARE COM-
FORTABLE. TAKE INTO AC-    Not Insured. Mutual funds are not insured by the
COUNT FACTORS LIKE YOUR    FDIC or any other government agency, unlike bank
AGE, CAREER, INCOME LEVEL, deposits such as CDs or savings accounts.
AND TIME HORIZON.
                           No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                           Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                           Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.
                 --------------------------------------------
     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.


Fund Management

AIM, INVESCO INSTITUTIONAL AND   INVESTMENT ADVISOR
ADI ARE SUBSIDIARIES OF AMVESCAP
PLC, AN INTERNATIONAL INVEST-    AIM is the investment advisor for the Fund and
MENT MANAGEMENT COMPANY          INVESCO Institutional is the sub-advisor for the
THAT MANAGES MORE THAN $371      Fund. INVESCO Institutional is an affiliate of
BILLION IN ASSETS WORLDWIDE.     INVESCO. AIM is located at 11 Greenway Plaza,
AMVESCAP IS BASED IN LONDON,     Suite 100, Houston, Texas 77046-1173. The Fund's
WITH MONEY MANAGERS LOCATED      investment advisor manages the investment
IN EUROPE, NORTH AND SOUTH       operations of the Fund and has agreed to perform
AMERICA, AND THE FAR EAST.       or arrange for the performance of the Fund's
                                 day-to-day management. AIM has acted as an
                                 investment advisor since its organization in
                                 1976. Today, AIM, together with its subsidiaries,
                                 advises or manages over 200 investment
                                 portfolios, encompassing a broad range of
                                 investment objectives. INVESCO Institutional is
                                 located at 1355 Peachtree Street, NE, Suite 250,
                                 Atlanta, Georgia. As sub-advisor, INVESCO
                                 Institutional is responsible for the Fund's
                                 day-to-day management, including the Fund's
                                 investment decisions and the execution of
                                 securities transactions with respect to the Fund.
                                 A I M Distributors, Inc. ("ADI") is the Fund's
                                 distributor and is responsible for the sale of
                                 the Fund's shares. AIM, INVESCO Institutional and
                                 ADI are subsidiaries of AMVESCAP PLC.
                                 Prior to April 30, 2004, INVESCO served as the
                                 investment advisor for the Fund. The following
                                 table shows the fees the Fund paid to INVESCO for
                                 its advisory services in the fiscal year ended
                                 December 31, 2003.




     ----------------------------------------------------------------------
                                      ADVISORY FEE AS A PERCENTAGE OF
     FUND                        AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
     ----------------------------------------------------------------------
     INVESCO VIF - Dynamics Fund                    0.75%


Portfolio Managers

     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Timothy J. Miller, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CPA charterholder. Tim holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A from St. Louis University.

     Michelle Fenton is the Portfolio Manager of the Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Michelle received her bachelor's degree in finance from Montana State University.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME AND  The Fund intends to distribute substantially all
NET REALIZED CAPITAL GAINS of its net investment income, if any, in ARE DISTRIBUTED TO SHARE- dividends to its shareholders. For dividend
HOLDERS AT LEAST ANNUALLY. purposes, net investment income consists of all dividends or interest earned by the Fund's investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                           All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution of "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                  Year ended December 31,
                                              ----------------------------------------------------------
                                                    2003           2002       2001       2000        1999
                                              --------          --------   --------   --------   -------
Net Asset Value, Beginning of Period          $   8.54          $  12.54   $  18.21   $  18.90   $ 12.15
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                    (0.07)            (0.00)     (0.00)     (0.00)     0.00
--------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                       3.30             (4.00)     (5.67)     (0.67)     6.75
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations               3.23             (4.00)     (5.67)     (0.67)     6.75
--------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income               --                --         --         --     (0.00)
--------------------------------------------------------------------------------------------------------------
 Distributions from Net Realized Gains              --                --         --      (0.02)       --
--------------------------------------------------------------------------------------------------------------
   Total distributions                              --                --         --      (0.02)    (0.00)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  11.77          $   8.54   $  12.54   $  18.21   $ 18.90
--------------------------------------------------------------------------------------------------------------
Total return(a)                                  37.82%           (31.90%)   (31.14%)    (3.55%)   55.60%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $169,269          $116,135   $174,716   $170,610   $29,667
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets           1.14%(b)(c)       1.12%      1.08%      1.09%     1.26%(b)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets                              (0.70%)(c)        (0.75%)    (0.54%)    (0.24%)    0.04%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            129%              110%        62%        58%       70%
--------------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


 (b) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements were 1.15% and 2.25% for the year ended 2003 and 1999, respectively.


 (c) Ratios are based on average daily net assets of $136,493,501.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - DYNAMICS FUND


     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - FINANCIAL SERVICES FUND


SERIES I SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 4
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 6
Portfolio Manager(s)...................... 6
Share Price............................... 7
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights............................. 7
Share Classes............................. 7
Pending Litigation........................ 7
Financial Highlights...................... 8
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S CURRENT IN-  managed. The Fund invests primarily in equity
VESTMENTS AND MARKET    securities that the Advisor believes will rise in
OUTLOOK, PLEASE SEE THE price faster than other securities, as well as in
MOST RECENT ANNUAL OR   options and other investments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies), and suppliers to financial services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the financial services sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the financial services sector;
    . At least 50% of its assets must be devoted to producing revenues from the financial services sector; or
    . Based on other available information, we determine that its primary business is within the financial services sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We place a greater emphasis on companies that are increasing their revenue streams along with their earnings. We seek companies that we believe can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive. We seek companies with successful sales and marketing cultures that leverage technologies in their operations and distribution. We adjust portfolio weightings depending on current economic conditions and relative valuations of securities.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     This sector generally is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


-------------------------------------------
 VIF - FINANCIAL SERVICES FUND (SERIES I)
     ACTUAL ANNUAL TOTAL RETURN(1,2)
-------------------------------------------
                                    [CHART]
   '00      '01       '02        '03
  ------  --------  --------   --------
   24.80%  (9.88%)   (14.90%)    29.58%
-------------------------------------------
 Best Calendar Qtr.   9/00 22.11%
 Worst Calendar Qtr. 9/02 (15.56%)
-------------------------------------------




---------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURN
                                             FOR THE PERIODS ENDED 12/31/03
                                             ------------------------------
                                                             SINCE
                                             1 YEAR        INCEPTION
---------------------------------------------------------------------------
 VIF - Financial Services Fund (Series I)(1) 29.58%         7.75% (2)
 S&P 500 Index(3,4)                          28.67%        (1.88%)(2)
 S&P 500 Financials Index(4,5)               31.03%         8.10% (2)
 Lipper Financial Services Fund Index(4,6)   31.99%         8.92% (2)
---------------------------------------------------------------------------

   (1) For periods to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   (2) The Fund commenced investment operations on September 20, 1999. Index comparisons begin on September 30, 1999.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Standard & Poor's 500 Financials Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Financial Services Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Standard & Poor's 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.


   (6) The Lipper Financial Services Fund Index is an equally weighted representation of the 10 largest funds within the Lipper Financial Services category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/


                                     Series I shares
Management Fees                            0.75%
Other Expenses                             0.36%(2)
Total Annual Fund Operating Expenses       1.11%(3)



     ---



       "N/A" in the above table means "not applicable."


   (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


   (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


   (3) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series I shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                              1 year 3 years 5 years 10 years
                                              ------ ------- ------- --------
  Series I shares
    INVESCO VIF - Financial Services Fund      $113   $353    $612    $1,352

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-  You should determine the level of risk with which
TRACT VALUES TO THE     you are comfortable before you allocate contract
FUND, YOU SHOULD DE-    values to the Fund. The principal risks of any
TERMINE THE LEVEL OF    mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------

     Although the Fund generally invests in equity securities of companies that are related to financial services, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and the investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                         INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AIM is the investment advisor for the Fund and AND ADI ARE SUBSIDIARIES OF INVESCO Institutional is the sub-advisor for the
AMVESCAP PLC, AN INTERNA-   Fund. AIM is located at 11 Greenway Plaza, Suite
TIONAL INVESTMENT MANAGE-   100, Houston, Texas 77046-1173. The Fund's
MENT COMPANY THAT MANAGES   investment advisor manages the investment
MORE THAN $371 BILLION IN   operations of the Fund and has agreed to perform
ASSETS WORLDWIDE. AMVESCAP  or arrange for the performance of the Fund's
IS BASED IN LONDON, WITH    day-to-day management. AIM has acted as an
MONEY MANAGERS LOCATED IN   investment advisor since its organization in
EUROPE, NORTH AND SOUTH     1976. Today, AIM, together with its subsidiaries,
AMERICA, AND THE FAR EAST.  advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE, Suite 250,
                            Atlanta, Georgia. As sub-advisor, INVESCO
                            Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                            A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                            ADI are subsidiaries of AMVESCAP PLC.
                            Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended
                            December 31, 2003.


---------------------------------------------------------------------------
                                      ANNUAL FEE AS A PERCENTAGE OF AVERAGE
FUND                                   ANNUAL NET ASSETS UNDER MANAGEMENT
---------------------------------------------------------------------------
INVESCO VIF - Financial Services Fund                 0.75%


Portfolio Manager(s)

     The following individual is responsible for the day-to-day management of the Fund's portfolio holdings:
     Joseph W. Skornicka, a vice president of the Advisor and/or its affiliates, is the portfolio manager of the Fund. Before joining the Advisor and/or its affiliates in 2001, Joe was a senior equity analyst and fund manager with Munder Capital Management and an assistant vice president for Comerica Incorporated. He is a CFA charterholder. Joe holds an M.B.A. from the University of Michigan and a B.A. from Michigan State University.

     Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions

NET INVESTMENT INCOME AND NET   The Fund intends to distribute substantially all
REALIZED CAPITAL GAINS ARE DIS- of its net investment income, if any, in
TRIBUTED TO SHAREHOLDERS AT     dividends to its shareholders. For dividend
LEAST ANNUALLY.                 purposes, net investment income consists of all
                                dividends or interest earned by the Fund's
                                investments, minus the Fund's expenses (including
                                the advisory fee). All of the Fund's net realized
                                capital gains, if any, are distributed
                                periodically, at least once a year. All dividends
                                and distributions of the Fund are reinvested in
                                additional shares of the Fund at net asset value.

Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the period since inception. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                                    September 20,
                                                               Year ended December 31,          1999 (date operations
                                                       ---------------------------------------      commenced) to
                                                          2003      2002      2001      2000      December 31, 1999
                                                       --------   --------  --------  --------  ---------------------
Net Asset Value, Beginning of Period                  $  10.50    $  12.42  $  13.84  $  11.10          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.08        0.08      0.06      0.03            0.01
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                            3.02       (1.93)    (1.43)     2.72            1.09
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      3.10       (1.85)    (1.37)     2.75            1.10
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.06)      (0.07)    (0.04)       --              --
---------------------------------------------------------------------------------------------------------------------
  Distributions from Net Realized Gains                     --          --     (0.01)    (0.01)             --
---------------------------------------------------------------------------------------------------------------------
    Total distributions                                  (0.06)      (0.07)    (0.05)    (0.01)             --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  13.54    $  10.50  $  12.42  $  13.84          $11.10
---------------------------------------------------------------------------------------------------------------------
Total return(a)                                          29.58%     (14.90%)   (9.88%)   24.80%          11.00%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $210,352    $142,403  $183,084  $220,316          $9,179
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                   1.09%(b)    1.09%     1.07%     1.09%           1.39%(c)(d)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets      0.87%(b)    0.57%     0.46%     0.66%           0.67%(c)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                  65%         72%      132%      114%             37%
---------------------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.


 (b) Ratios are based on average daily net assets of $166,138,493.


 (c) Annualized.


 (d) After fee waivers and/or expense reimbursements. Prior to fee waivers and/or expense reimbursements ratio of expenses to average net assets was 2.48% (annualized) for the period September 21, 1999 (date operations commenced) to December 31, 1999.


 (e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - FINANCIAL SERVICES FUND


     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004
INVESCO VIF - HEALTH SCIENCES FUND
Series I shares
A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 4
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 6
Portfolio Managers........................ 7
Share Price............................... 7
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights............................. 8
Share Classes............................. 8
Pending Litigation........................ 8
Financial Highlights...................... 9
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
  [LOGO] Your goals
  Our solutions--Servicemark--
  AIM
  Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the
     Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S CURRENT      managed. The Fund invests primarily in equity
INVESTMENTS AND MARKET securities that the Advisor believes will rise in OUTLOOK, PLEASE SEE THE price faster than other securities, as well as in
MOST RECENT ANNUAL OR   options and other investments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, bio-technology, and health care providers and services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the health sciences sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
    . At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
    . Based on other available information, we determine that its primary business is within the health sciences sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.

     We focus on the leading players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. Leading players in the health care industry include companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead us to invest in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the portfolio and represent core holdings in the Fund. The Fund also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products. Some companies often have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices and could have an adverse impact upon the companies' future growth and profitability. Changes in government regulation could also have an adverse impact upon the companies' future growth and profitability. Continuing technological advances may mean rapid obsolescence of products and services.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.
[GRAPHIC] Fund Performance

     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


-----------------------------------------------
INVESCO VIF - HEALTH SCIENCES FUND (SERIES I)
       ACTUAL ANNUAL TOTAL RETURN(1,2)
-----------------------------------------------
                                     [CHART]
 '98     '99    '00      '01      '02      '03
------  -----  -----    ------   ------   -----
42.85%  4.87%  30.54%  (12.59%) (24.45%)  27.78%
-----------------------------------------------
  Best Calendar Qtr.  12/98 15.79%
  Worst Calendar Qtr. 3/01 (21.45%)
-----------------------------------------------






--------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR THE PERIODS ENDED 12/31/03
                                      ------------------------------
                                                           SINCE
                                      1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------
INVESCO VIF - Health Sciences Fund
 (Series I)(1)                        27.78%    2.93%     9.49%(2)
S&P 500 Index(3,4)                    28.67%   (0.57%)    5.73%(2)
Goldman Sachs Health Care Index(4,5)  16.49%    2.08%     9.48%(2)
Lipper Health/Biotech Fund Index(4,6) 30.53%    6.46%    10.58%(2)
--------------------------------------------------------------------

   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   (2) The Fund commenced investment operations on May 21, 1997. Index comparisons begin on May 31, 1997.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Goldman Sachs Health Care Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Health/Biotech Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Goldman Sachs Health Care Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the Healthcare sector. The Index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products. The Index return is price only and does not reflect the reinvestment of dividends.


   (6) The Lipper Health/Biotech Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Health/Biotech category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in healthcare, medicine, and biotechnology.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                     Series I shares
Management Fees                            0.75%
Other Expenses                             0.33%(2)
Total Annual Fund Operating Expenses       1.08%(3)





   -----

   "N/A" in the above table means "not applicable."


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


 (3) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series I shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the operating expenses of the Fund remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                           1 year 3 years 5 years 10 years
                                           ------ ------- ------- --------
  Series I shares
    INVESCO VIF - Health Sciences Fund      $110   $343    $595    $1,317

[GRAPHIC] Investment Risks
BEFORE ALLOCATING      You should determine the level of risk with which
CONTRACT VALUES TO     you are comfortable before you allocate contract
THE FUND, YOU SHOULD   values to the Fund. The principal risks of any
DETERMINE THE LEVEL OF mutual fund, including the Fund, are:
RISK WITH WHICH YOU
ARE COMFORTABLE. TAKE  Not Insured. Mutual funds are not insured by the
INTO ACCOUNT FACTORS   FDIC or any other government agency, unlike bank
LIKE YOUR AGE, CAREER, deposits such as CDs or savings accounts.
INCOME LEVEL, AND
TIME HORIZON.          No Guarantee. No mutual fund can guarantee that
                       it will meet its investment objectives.
                       Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                       Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.
        ---------------------------------------------------------------

     Although the Fund generally invests in equity securities of companies that develop, produce, or distribute products or services related to health care, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.


Fund Management
                               INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AND ADI ARE AIM is the investment advisor for the Fund and
SUBSIDIARIES OF AMVESCAP PLC,          INVESCO Institutional is the sub-advisor for the
AN INTERNATIONAL INVESTMENT            Fund. AIM is located at 11 Greenway Plaza, Suite
MANAGEMENT COMPANY THAT MANAGES        100, Houston, Texas 77046-1173. The Fund's
MORE THAN $371 BILLION IN ASSETS       investment advisor manages the investment
WORLDWIDE. AMVESCAP IS BASED IN        operations of the Fund and has agreed to perform
LONDON, WITH MONEY MANAGERS            or arrange for the performance of the Fund's
LOCATED IN EUROPE, NORTH AND           day-to-day management. AIM has acted as an
SOUTH AMERICA, AND THE FAR EAST.       investment advisor since its organization in
                                       1976. Today, AIM, together with its subsidiaries,
                                       advises or manages over 200 investment
                                       portfolios, encompassing a broad range of
                                       investment objectives. INVESCO Institutional is
                                       located at 1355 Peachtree Street, NE, Suite 250,
                                       Atlanta, Georgia. As sub-advisor, INVESCO
                                       Institutional is responsible for the Fund's
                                       day-to-day management, including the Fund's
                                       investment decisions and the execution of
                                       securities transactions with respect to the Fund.
                                       A I M Distributors, Inc. ("ADI") is the Fund's
                                       distributor and is responsible for the sale of
                                       the Fund's shares. AIM, INVESCO Institutional and
                                       ADI are subsidiaries of AMVESCAP PLC.
                                       Prior to April 30, 2004, INVESCO served as the
                                       investment advisor for the Fund. The following
                                       table shows the fees the Fund paid to INVESCO for
                                       its advisory services in the fiscal year ended
                                       December 31, 2003.


------------------------------------------------------------------------
                                   ADVISORY FEE AS A PERCENTAGE OF
FUND                          AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
------------------------------------------------------------------------
INVESCO VIF - Health Sciences
 Fund                                            0.75%

Portfolio Managers

     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Thomas R. Wald, a vice president of the Advisor and/or its affiliates, is a portfolio manager of the Fund. Before joining the Advisor and/or its affiliates in 1997, Tom was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He is a CFA charterholder. Tom holds an M.B.A from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.
     Andy Summers is a Portfolio Manager for the Fund. He is also a Portfolio Manager for INVESCO Health Sciences portfolio. Andy joined the INVESCO Health Sciences investment team in 1998. He is a CFA charterholder. Prior to joining INVESCO, Andy worked as an analyst assistant for Denver Investment Advisors. He received his master's degree in finance from the University of Wisconsin at Madison in 1998. He received his bachelor's degree in finance from the University of Wisconsin at Whitewater in 1996.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions

NET INVESTMENT INCOME AND      The Fund intends to distribute substantially all
NET REALIZED CAPITAL GAINS ARE of its net investment income, if any, in
DISTRIBUTED TO SHAREHOLDERS    dividends to its shareholders. For dividend
AT LEAST ANNUALLY.             purposes, net investment income consists of all
                               dividends or interest earned by the Fund's
                               investments, minus the Fund's expenses (including
                               the advisory fee). All of the Fund's net realized
                               capital gains, if any, are distributed
                               periodically, no less frequently than annually.
                               All dividends and distributions of the Fund are
                               reinvested in additional shares of the Fund at
                               net asset value.

Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                    Year ended December 31,
                                                                   ----------------------------------------------------------
                                                                      2003          2002         2001       2000       1999
                                                                   --------        --------    --------   --------   --------
Net Asset Value, Beginning of Period                               $  13.75        $  18.20   $  20.89   $  16.02   $ 15.29
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)          (0.00)     (0.01)      0.05      0.02
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.85           (4.45)     (2.62)      4.84      0.72
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   3.82           (4.45)     (2.63)      4.89      0.74
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --              --      (0.06)     (0.00)    (0.01)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from Net Realized Gains                                  --              --         --      (0.02)       --
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --              --      (0.06)     (0.02)    (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.57        $  13.75   $  18.20   $  20.89   $ 16.02
-----------------------------------------------------------------------------------------------------------------------------
Total return(a)                                                       27.78%         (24.45)%   (12.59)%   30.54%     4.86%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $340,711        $232,681   $343,304   $353,398   $11,652
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07%(b)        1.07%      1.06%      1.07%     1.48%(c)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.20)%(b)      (0.43)%    (0.38)%    0.68%     0.36%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                114%            130%        88%       145%      173%
-----------------------------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


 (b) Ratios are based on average daily net assets of $270,348,453.


 (c) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.85% for the year ended December 31, 1999.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS
     INVESCO VIF - HEALTH SCIENCES FUND

     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information on duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - LEISURE FUND






SERIES I SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 5
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 6
Portfolio Manager(s)...................... 6
Share Price............................... 7
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights............................. 7
Share Classes............................. 7
Pending Litigation ....................... 7
Financial Highlights...................... 8
Appendix I ............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC]Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S CURRENT      managed. The Fund invests primarily in equity
INVESTMENTS AND MARKET securities that the Advisor believes will rise in OUTLOOK, PLEASE SEE THE price faster than other securities, as well as in
MOST RECENT ANNUAL OR   options and other invest-ments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instru-ments of companies engaged in the design, production, and distribution of products related to the leisure activities. These industries include, but are not limited to, hotels/gaming, publishing, advertising, bev-erages, audio/video, broadcasting-radio/TV, cable & satellite operators, cable & satellite programmers, motion pictures & TV, recreation services/entertainment, retail, and toys. At any given time, 20% of the Fund's assets is not required to be invested in the sector.
     To determine whether a potential investment is truly doing business in the leisure sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the leisure sector;
    . At least 50% of its assets must be devoted to producing revenues from the leisure sector; or
    . Based on other available information, we determine that its primary business is within the leisure sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We seek firms that can grow their businesses regardless of the economic environment. The Advisor attempts to keep the portfolio well-diversified across the leisure sector, adjusting portfolio weightings depending on prevailing economic conditions and relative valuations of securities. This sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos often are subject to high price volatility and are considered speculative. Video and electronic games are subject to risks of rapid obsolescence.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index and style-specific index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


-------------------------------------------
INVESCO VIF - LEISURE FUND (SERIES I)
   ACTUAL ANNUAL TOTAL RETURN(1,2)
-------------------------------------------
                                    [CHART]
                 '03
               ------
               28.64%
-------------------------------------------
Best Qtr.   06/03  15.13%
Worst Qtr.  03/03  (3.05%)
-------------------------------------------


------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN
                                          FOR THE PERIODS ENDED 12/31/03
                                          ------------------------------
                                                          SINCE
                                          1 YEAR        INCEPTION
------------------------------------------------------------------------
 INVESCO VIF - Leisure Fund (Series I)(1) 28.64%        5.64%(2)
 S&P 500 Index(3,4)                       28.67%        3.80%(2)
------------------------------------------------------------------------



   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   (2) The Fund commenced investment operations on April 30, 2002. Index comparisons begin on April 30, 2002.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance, and closely reflects the performance of the securities in which the Fund invests.


   (4) The index does not reflect payment of fees, expenses or taxes.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series I shares
Management Fees                            0.75%
Other Expenses                             1.09%(2)
Total Annual Fund Operating Expenses       1.84%
Fee Waiver and Expense Reimbursements      0.54%
Net Expenses                               1.30%(3,4)

   -----

     "N/A" in the above table means "not applicable."


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.






 (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


 (3) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30%. cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2005.


 (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series I shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                              1 year 3 years 5 years 10 years
                              ------ ------- ------- --------
Series I shares
  INVESCO VIF - Leisure Fund   $132   $526    $945    $2,114

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-  You should determine the level of risk with which
TRACT VALUES TO THE     you are comfortable before you allocate contract
FUND, YOU SHOULD DE-    val-ues to the Fund. The principal risks of any
TERMINE THE LEVEL OF    mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity securities of companies that are related to the leisure sector, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                          INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and
AND ADI ARE SUBSIDIARIES OF  INVESCO Institutional is the sub-advisor for the
AMVESCAP PLC, AN             Fund. AIM is located at 11 Greenway Plaza, Suite
INTERNATIONAL INVESTMENT     100, Houston, Texas 77046-1173. The Fund's
MANAGEMENT COMPANY THAT      investment advisor manages the investment
MANAGES MORE THAN $371 BIL-  operations of the Fund and has agreed to perform
LION IN ASSETS WORLDWIDE.    or arrange for the performance of the Fund's
AMVESCAP IS BASED IN LONDON, day-to-day management. AIM has acted as an
WITH MONEY MANAGERS LOCATED  invest-ment advisor since its organization in
IN EUROPE, NORTH AND SOUTH   1976. Today, AIM, together with its subsidiaries,
AMERICA, AND THE FAR EAST.   advises or manages over 200 investment
                             portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE, Suite 250,
                             Atlanta, Georgia. As sub-advisor, INVESCO
                             Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                             ADI are subsidiaries of AMVESCAP PLC.

                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended December 31, 2003.

---------------------------------------------------------------------
                                ADVISORY FEE AS A PERCENTAGE OF
FUND                       AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
---------------------------------------------------------------------
INVESCO VIF - Leisure Fund                   0.21%

Portfolio Manager(s)

     The following individual is responsible for the day-to-day management of the Fund's portfolio holdings:
     Mark D. Greenberg, a senior vice president of the Advisor and/or its affiliates, is the portfolio manager of the Fund. Before joining the Advisor and/or its affiliates in 1996, Mark was a vice president and global media and entertainment analyst with Scudder, Stevens and Clark. He is a CFA charterholder. Mark holds a B.S.B.A. from Marquette University.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes.
Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract. [GRAPHIC] Dividends And Capital Gain Distributions

NET INVESTMENT INCOME AND      The Fund intends to distribute substantially all
NET REALIZED CAPITAL GAINS ARE of its net investment income, if any, in
DISTRIBUTED TO SHAREHOLDERS    dividends to its shareholders. For dividend
AT LEAST ANNUALLY.             purposes, net investment income consists of all
                               dividends or interest earned by the Fund's
                               investments, minus the Fund's expenses (including
                               the advisory fee). All of the Fund's net realized
                               capital gains, if any, are distributed
                               periodically, at least once a year. All dividends
                               and distributions of the Fund are reinvested in
                               additional shares of the Fund at net asset value.

Voting Rights
Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract. Share Classes
The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Pending Litigation


A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the period since inception. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                     April 30, 2002
                                                                                    (Date operations
                                                                     Year ended      commenced) to
                                                                    December 31,      December 31,
                                                                        2003              2002
                                                                   ------------     ----------------
Net Asset Value, Beginning of Period                                 $  8.52             $10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.00)             (0.00)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       2.44              (1.48)
------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    2.44              (1.48)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.96             $ 8.52
------------------------------------------------------------------------------------------------------
Total return(a)                                                        28.64%            (14.80)%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $34,424             $6,097
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                           1.26%(b)           1.29%(c)
------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                        1.64%(b)           3.96%(c)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.14)%(b)         (0.30)%(c)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                                22%                15%
------------------------------------------------------------------------------------------------------


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(b) Ratios are based on average daily net assets of $16,596,116.


(c) Annualized.


(d) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - LEISURE FUND


     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - SMALL COMPANY GROWTH FUND


SERIES I SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 5
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 6
Portfolio Managers........................ 7
Share Price............................... 7
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 8
Voting Rights............................. 8
Share Classes............................. 8
Pending Litigation........................ 8
Financial Highlights...................... 9
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT  The Fund seeks long-term capital growth. It is
EACH FUND'S CURRENT     actively managed. The Fund invests primarily in
INVESTMENTS AND MARKET equity securities and equity-related instruments OUTLOOK, PLEASE SEE THE that the Advisor believes will rise in price
MOST RECENT ANNUAL OR   faster than other securities, as well as in
SEMIANNUAL REPORT.      options and other investments whose values are
                        based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in small-capitalization companies. The
                        Fund considers a company to be a
                        small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000(R) Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.


     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Fund is managed in the growth style. The advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio focusing on company fundamentals and growth prospects when selecting securities.
     We seek securities for the Fund that meet the following standards:
    . Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
    . Leadership: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution or some other innovative means.
    . Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

     Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition and have a higher rate of failure than larger companies.
     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors.
     Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.
     The Fund is subject to other principal risks such as potential conflicts, market, liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


  INVESCO VIF - SMALL COMPANY GROWTH FUND
                (SERIES I)
      ACTUAL ANNUAL TOTAL RETURN(1,2)
---------------------------------------------------
                                    [CHART]
 '98      '99      '00      '01      '02      '03
 ----     ----     ----     ----     ----     ----
16.38%   91.06%  (14.98%) (18.54%) (31.11%)  33.33%
---------------------------------------------------
Best Calendar Qtr.   12/99 47.92%
Worst Calendar Qtr. 9/01 (29.42%)


-----------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN
                                   FOR THE PERIODS ENDED 12/31/03
                                   ------------------------------
                                                        SINCE
                                   1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
 INVESCO VIF - Small Company
  Growth Fund (Series I)(1)        33.33%     3.99%   5.47%(2)
 S&P 500 Index(3,4)                28.67%    (0.57%)  4.93%(2)
 Russell 2000(R) Growth Index(4,5) 48.54%     0.86%   0.73%(2)
 Lipper Small-Cap
  Growth Fund Index(4,6)           44.77%     6.16%   4.86%(2)
-----------------------------------------------------------------

   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   (2) The Fund commenced investment operations on August 22, 1997. Index comparisons begin on August 31, 1997.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. Stock market performance. The Fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather than the Russell 2000(R) Growth Index since the Standard & Poor's 500 Index is such a widely recognized gauge of U.S. stock market performance. The Fund will continue to include the Russell 2000(R) Growth Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


   (6) The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Growth category. These funds typically invest in stocks with market capitalizations below $1 Billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's Small Cap 600 Index.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series I shares
Management Fees                              0.75%
Other Expenses                               0.64%(2)
Total Annual Fund Operating Expenses         1.39%
Fee Waiver and Expense Reimbursements        0.09%
Net Expenses                                 1.30%(3,4)

   -----

   "N/A" in the above table means "not applicable."




 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


 (3) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2005.




 (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series I shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                           1 year 3 years 5 years 10 years
Series I shares
  INVESCO VIF - Small Company Growth Fund   $132   $431    $752    $1,661

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-     You should determine the level of risk with which
TRACT VALUES TO THE        you are comfortable before you allocate contract
FUND, YOU SHOULD DE-       values to the Fund. The principal risks of any
TERMINE THE LEVEL OF RISK  mutual fund, including the Fund, are:
WITH WHICH YOU ARE COM-
FORTABLE. TAKE INTO AC-    Not Insured. Mutual funds are not insured by the
COUNT FACTORS LIKE YOUR    FDIC or any other government agency, unlike bank
AGE, CAREER, INCOME LEVEL, deposits such as CDs or savings accounts.
AND TIME HORIZON.
                           No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                           Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                           Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[GRAPHIC] Principal Risks Associated With The Funds
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specified price on or before a specific date. The use of options may increase the performance of the Fund, but may also increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holding.
Fund Management
                         INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and
AND ADI ARE SUBSIDIARIES     INVESCO Institutional is the sub-advisor for the
OF AMVESCAP PLC, AN          Fund. INVESCO Institutional is an affiliate of
INTERNATIONAL INVESTMENT     INVESCO. AIM is located at 11 Greenway Plaza,
MANAGEMENT COMPANY THAT      Suite 100, Houston, Texas 77046-1173. The Fund's
MANAGES MORE THAN $371       investment advisor manages the investment
BILLION IN ASSETS WORLDWIDE. operations of the Fund and has agreed to perform AMVESCAP IS BASED IN LONDON, or arrange for the performance of the Fund's
WITH MONEY MANAGERS          day-to-day management. AIM has acted as an
LOCATED IN EUROPE, NORTH     investment advisor since its organization in
AND SOUTH AMERICA, AND THE   1976. Today, AIM, together with its subsidiaries,
FAR EAST.                    advises or manages over 200 investment
                             portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE, Suite 250,
                             Atlanta, Georgia. As sub-advisor, INVESCO
                             Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                             ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended December 31, 2003.


----------------------------------------------------------------------
                                 ADVISORY FEE AS A PERCENTAGE OF
FUND                        AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
----------------------------------------------------------------------
INVESCO VIF - Small Company
 Growth Fund                                  0.66%

Portfolio Managers
     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Stacie L. Cowell, a senior vice president of the Advisor and/or its affiliates, is the lead portfolio manager of the Fund. Before joining the Advisor and/or its affiliates in 1996, Stacie was a senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York. She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.
     Cameron Cooke, is the co-portfolio manager of the Fund. He joined the investment division of the Advisor and/or its affiliates in 2000. Prior to joining the Advisor and/or its affiliates, Cameron was a senior equity analyst at Wells Capital Management. He holds a B.A. in economics from the University of North Carolina at Chapel Hill.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day. Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell, or exchange shares on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME    The Fund intends to distribute substantially all
AND NET REALIZED CAPITAL of its net investment income, if any, in
GAINS ARE DISTRIBUTED TO dividends to its shareholders. For dividend
SHAREHOLDERS AT LEAST    purposes, net investment income consists of all
ANNUALLY                 dividends or interest earned by the Fund's
                         investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                         All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                Year ended December 31,
                                                                   ------------------------------------------------
                                                                     2003           2002     2001     2000    1999
                                                                   --------        ------   ------   ------  ------
Net Asset Value, Beginning of Period                                 $10.14        $14.72   $18.07   $22.01  $11.51
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.08)        (0.00)   (0.00)   (0.00)  (0.00)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.46         (4.58)   (3.35)   (3.35)  10.50
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   3.38         (4.58)   (3.35)   (3.35)  10.50
--------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --            --       --    (0.59)     --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $13.52        $10.14   $14.72   $18.07  $22.01
--------------------------------------------------------------------------------------------------------------------
Total return                                                          33.33%       (31.11%) (18.54%) (14.98%) 91.06%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $49,598       $32,990  $39,211  $24,765  $4,950
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                     1.25%(b)      1.25%    1.25%    1.37%   1.70%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                  1.30%(b)      1.31%    1.29%    1.43%   4.05%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.75%)(b)    (0.87%)  (0.48%)  (0.64%) (0.71%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 133%           95%      88%     155%    201%
--------------------------------------------------------------------------------------------------------------------


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.


(b)  Ratios are based on average daily net assets of $39,925,790.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - SMALL COMPANY GROWTH FUND


     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - TECHNOLOGY FUND


SERIES I SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.
TABLE OF CONTENTS

Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 4
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 7
Portfolio Managers........................ 7
Share Price............................... 7
Taxes..................................... 8
Dividends And Capital Gain Distributions.. 8
Voting Rights............................. 8
Share Classes............................. 8
Pending Litigation........................ 8
Financial Highlights...................... 9
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S CURRENT IN-  managed. The Fund invests primarily in equity
VESTMENTS AND MARKET    securities that the Adviser believes will rise in
OUTLOOK, PLEASE SEE THE price faster than other securities, as well as in
MOST RECENT ANNUAL OR   options and other investments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the technology sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the technology sector;
    . At least 50% of its assets must be devoted to producing revenues from the technology sector; or
    . Based on other available information, we determine that its primary business is within the technology sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     A core portion of the Fund's portfolio is invested in market-leading technology companies among various subsectors in the technology universe that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their fields and are believed to have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that the Advisor believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, derivatives, options and futures, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


--------------------------------------------------------
INVESCO VIF - TECHNOLOGY FUND (SERIES I)
    ACTUAL ANNUAL TOTAL RETURN(1,2)
--------------------------------------------------------
                                    [CHART]
 '98        '99       '00       '01       '02      '03
------    -------   -------   -------   -------   ------
25.69%    158.93%   -23.42%   -45.82%   -46.84%   45.29%

--------------------------------------------------------
Best Calendar Qtr.   12/99    66.65%
Worst Calendar Qtr.   9/01   (42.18%)
--------------------------------------------------------




-------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR THE PERIODS ENDED 12/31/03
                              -------------------------------------------
                                                                SINCE
                                            1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------------
INVESCO VIF - Technology Fund (Series I)(1)  45.29%   (3.67%)   2.76%(2)
S&P 500 Index(3,4)                           28.67%   (0.57%)   5.73%(2)
Merrill Lynch 100 Technology Index(4,5)      68.84%   (0.22%)        N/A
Lipper Science & Technology  Fund Index(6)   51.31%   (2.89%)   4.00%(2)
-------------------------------------------------------------------------


   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) The Fund commenced investment operations on May 20, 1997. Index comparisons begin on May 31, 1997.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Merrill Lynch 100 Technology Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Science & Technology Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs.


   (6) The Lipper Science & Technology Fund Index is an equally weighted representation of the 30 largest funds that make up the Lipper Science & Technology category. These funds invest more than 65% of their portfolios in science and technology stocks.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)




                                     Series I shares
Management Fees                        0.75%
Other Expenses                         0.41%(2)
Total Annual Fund Operating Expenses   1.16%(3,4)



   -----



   "N/A" in the above table means "not applicable."


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


 (3) As a result of a reorganization of two funds into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.




 (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series I shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                        1 year 3 years 5 years 10 years
                                        ------ ------- ------- --------
        Series I shares
          INVESCO VIF - Technology Fund  $118   $368    $638    $1,409

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-  You should determine the level of risk with which
TRACT VALUES TO THE     you are comfortable before you allocate contract
FUND, YOU SHOULD DE-    values to the Fund. The principal risks of any
TERMINE THE LEVEL OF    mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.



     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------

     Although the Fund generally invests in equity securities of companies engaged in technology-related industries, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund to the following additional risks.

INVESTMENT                                                                              RISKS
---------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
---------------------------------------------------------------------------------------------------------------------------
Futures
A futures contract is an agreement to buy or sell a specific amount of a financial      Market, Information, Counterparty,
instrument (such as an index option) at a stated price on a stated date. The Fund may   Liquidity, Derivatives, and Options
use futures contracts to provide liquidity and hedge portfolio value.                   and Futures Risks
---------------------------------------------------------------------------------------------------------------------------
Options
The obligation or right to deliver or receive a security or other instrument, index, or Market, Information, Liquidity,
commodity, or cash payment depending on the price of the underlying security or the     Derivatives, and Options and
performance of an index or other benchmark. Includes options on specific securities     Futures Risks
and stock indices, and options on stock index futures. May be used in the Fund's portfolio to provide liquidity and hedge portfolio value.
---------------------------------------------------------------------------------------------------------------------------
Other Financial Instruments
These may include forward contracts, swaps, caps, floors, and collars, among others.    Counterparty, Currency, Liquidity,
They may be used to try to manage the Fund's foreign currency exposure and other        Market, and Regulatory Risks
investment risks, which can cause its net asset value to rise or fall. The Fund may use these financial instruments, commonly known as "derivatives," to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, or other factors.
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
---------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                        INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and
AND ADI ARE SUBSIDIARIES OF  INVESCO Institutional is the sub-advisor for the
AMVESCAP PLC, AN INTERNA-    Fund. INVESCO Institutional is an affiliate of
TIONAL INVESTMENT MANAGE-    INVESCO. AIM is located at 11 Greenway Plaza,
MENT COMPANY THAT            Suite 100, Houston, Texas 77046-1173. The Fund's
MANAGES MORE THAN $371       investment advisor manages the investment
BILLION IN ASSETS WORLDWIDE. operations of the Fund and has agreed to perform
AMVESCAP IS BASED IN LON-    or arrange for the performance of the Fund's
DON, WITH MONEY MANAGERS     day-to-day management. AIM has acted as an
LOCATED IN EUROPE, NORTH     investment advisor since its organization in
AND SOUTH AMERICA, AND THE   1976. Today, AIM, together with its subsidiaries,
FAR EAST.                    advises or manages over 200 investment
                             portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE, Suite 250,
                             Atlanta, Georgia. As sub-advisor, INVESCO
                             Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                             ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended
                             December 31, 2003.


------------------------------------------------------------------------
                                  ADVISORY FEE AS A PERCENTAGE OF
FUND                          AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
------------------------------------------------------------------------
INVESCO VIF - Technology Fund                    0.75%


Portfolio Managers

     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     William R. Keithler, Director of Sector Management and a senior vice president of the Advisor and/or its affiliates, is a portfolio manager of the Fund. Before rejoining the Advisor and/or its affiliates in 1998, Bill was a portfolio manager with Berger Associates, Inc. He is a CFA charterholder. Bill holds an M.S. from the University of Wisconsin - Madison and a B.A. from Webster College, St. Louis, Missouri.

     Michelle Fenton is a portfolio manager of the Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Michelle received her bachelor's degree in finance from Montana State University.


Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME    The Fund intends to distribute substantially all
AND NET REALIZED CAPITAL of its net investment income, if any, in
GAINS ARE DISTRIBUTED TO dividends to its shareholders. For dividend
SHAREHOLDERS AT LEAST    purposes, net investment income consists of all
ANNUALLY.                dividends or interest earned by the Fund's
                         investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                         All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                        Year ended December 31,
                                                                    ----------------------------------------------------
                                                                      2003            2002         2001           2000
                                                                    --------        --------     --------       --------
Net Asset Value, Beginning of Period                               $   8.17        $  15.37   $  28.37       $  37.13
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.08)          (0.00)     (0.12)(a)      (0.01)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.78           (7.20)    (12.88)         (8.68)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   3.70           (7.20)    (13.00)         (8.69)
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --              --         --          (0.07)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.87        $   8.17   $  15.37       $  28.37
------------------------------------------------------------------------------------------------------------------------
Total return(b)                                                       45.29%         (46.84%)   (45.82%)       (23.42%)
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $171,546        $105,508   $240,253       $443,773
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                     1.10%(c)        1.11%      1.07%          1.02%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.85%)(c)      (0.96%)    (0.66%)        (0.34%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  89%             92%        88%            82%
------------------------------------------------------------------------------------------------------------------------


                                                                   --------
                                                                     1999
                                                                   -------
Net Asset Value, Beginning of Period                               $ 14.34
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.00)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    22.79
--------------------------------------------------------------------------------
    Total from Investment Operations                                 22.79
--------------------------------------------------------------------------------
Less distributions from net realized gains                              --
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 37.13
--------------------------------------------------------------------------------
Total return(b)                                                     158.93%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $93,992
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.31%(d)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.40%)
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 95%
--------------------------------------------------------------------------------


 (a) Calculated using average shares outstanding.


 (b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


 (c) Ratios are based on average daily net assets of $137,058,513.


 (d) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.52%.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - TECHNOLOGY FUND


     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - TOTAL RETURN FUND


SERIES I SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks ......................... 5
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions ............ 7
Fund Management .......................... 7
Portfolio Managers ....................... 7
Share Price .............................. 8
Taxes .................................... 8
Dividends And Capital Gain Distributions.. 8
Voting Rights ............................ 8
Share Classes ............................ 8
Pending Litigation ....................... 8
Financial Highlights ..................... 9
Appendix I ............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the
     Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
     Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks to provide high total return
THE FUND'S CURRENT      through both growth and current income. It is
INVESTMENTS AND MARKET  actively managed. The Fund invests in a mix of
OUTLOOK, PLEASE SEE THE equity securities and debt securities, as well as
MOST RECENT ANNUAL OR   in options and other investments whose values are
SEMIANNUAL REPORT.      based on the values of these securities. Often,
                        but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Fund attempts to cushion against sharp price movements in both equity and debt securities.
                        The Fund normally invests at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the
     U.S. government and government agencies. Normally, at least 30% of the Fund's net assets will be invested in debt securities that are rated investment grade at the time of purchase and at least 30% of the Fund's net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investments at the Advisor's discretion, based upon current business, economic, and market conditions.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The portion of the Fund's portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

     The portion of the Fund's portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. The Fund's value investing style includes the risk that (1) value stocks may underperform growth or other stocks, and (2) the factors that the managers believe will increase the value stock prices may not occur.

     Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk -- that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund's portfolio may decline in value more than the overall securities markets. Since the Advisor has discretion to allocate the amounts of equity securities and debt securities held by the Fund, there is an additional risk that the portfolio of the Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

     At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.
     The Fund is subject to other principal risks such as potential conflicts, credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


--------------------------------------------------------------------------
INVESCO VIF - TOTAL RETURN FUND (SERIES I)
     ACTUAL ANNUAL TOTAL RETURN(1,2)
--------------------------------------------------------------------------
                                    [CHART]
  '95     '96     '97     '98     '99      '00     '01      '02      '03
 -----   -----   -----   -----   -----    -----   -----    -----    -----
 22.79%  12.18%  22.91%  9.56%   (3.40%) (2.17%) (1.47%)  (10.22%)  16.98%
--------------------------------------------------------------------------
Best Calendar Qtr.   6/97  10.73%
Worst Calendar Qtr.  9/02 (11.50%)
--------------------------------------------------------------------------




--------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURN
                                            FOR THE PERIODS ENDED 12/31/03
                                            ------------------------------
                                                                 SINCE
                                            1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------
 INVESCO VIF - Total Return Fund
  (Series I)(1)                             16.98%   (0.45%)    6.60%(2)
 S&P 500 Index(3,4)                         28.67%   (0.57%)   11.68%(2)
 Custom Total Return Index(4,5)             18.47%    2.67%    10.42%(2)
 Lehman Government/Credit Bond Index(4,5,6)  4.67%    6.66%     7.77%(2)
 Lipper Balanced Fund Index(4,5,7)          19.94%    2.95%     8.89%(2)
--------------------------------------------------------------------------



   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   (2) The Fund commenced investment operations on June 1, 1994. Index comparisons begin on May 31, 1994.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.




   (4) The indices do not reflect payment of fees, expenses or taxes.




   (5) The Fund has also included the Custom Total Return Index. The Custom Total Return Index is an index created by A I M Advisors, Inc. to benchmark the Fund. The index consists of 60% Standard & Poor's 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. In conjunction with the transfer of management to the current team on July 1, 2003, the Fund has elected to use the Lehman Brothers U.S. Aggregate Bond Index as its style-specific index rather than the Lehman Government/Credit Bond Index for the fixed income portion of the portfolio. Currently, the fixed income portion of the Fund invests in a diversified portfolio of investment-grade securities designed to provide stability of principal and income. The benchmark that best serves as a proxy for these type of investments would be the Lehman Brothers U.S. Aggregate Bond Index. In addition, the Lipper Balanced Fund Index (which may or may not include the Fund) is included for comparison to a peer group.


   (6) The Lehman Government/Credit Bond Index is an unmanaged index indicative of the broad domestic fixed-income market.


   (7) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series I shares
Management Fees                              0.75%
Other Expenses                               0.98%(2)
Total Annual Fund Operating Expenses         1.73%
Fee Waiver and Expense Reimbursements        0.43%
Net Expenses                                 1.30%(3,4)



   -----

   "N/A" in the above table means "not applicable."


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


 (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


 (3) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2005.




 (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.



     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series I shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series I shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                 1 year 3 years 5 years 10 years
                                 ------ ------- ------- --------
Series I shares
 INVESCO VIF - Total Return Fund  $132   $503    $898    $2,005

[GRAPHIC] Investment Risks

BEFORE ALLOCATING CONTRACT   You should determine the level of risk with which
VALUES TO THE FUND, YOU      you are comfortable before you allocate contract
SHOULD DETERMINE THE LEVEL   values to the Fund. The principal risks of any
OF RISK WITH WHICH YOU ARE   mutual fund, including the Fund, are:
COMFORTABLE. TAKE INTO AC-
COUNT FACTORS LIKE YOUR AGE, Not Insured. Mutual funds are not insured by the
CAREER, INCOME LEVEL, AND    FDIC or any other government agency, unlike bank
TIME HORIZON.                deposits such as CDs or savings accounts.
                             No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                             Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                             Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity and debt markets as a whole.
[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     CREDIT RISK
     The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.
     DEBT SECURITIES RISK
     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.
     Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.



       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     INTEREST RATE RISK
     Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements. LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but may also increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     PREPAYMENT RISK
     The Funds may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in common stocks and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Government Agency Mortgage-Backed Securities
These are securities issued by the FHLMC and the FNMA or guaranteed by the GNMA         Prepayment and Interest Rate Risks
and backed by mortgages. The Fund receives payments out of the interest and principal on the underlying mortgages.
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Credit and Counterparty Risks price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                     INVESTMENT ADVISOR

AIM, INVESCO INSTITU-   AIM is the investment advisor for the Fund and
TIONAL AND ADI ARE SUB- INVESCO Institutional is the sub advisor for the
SIDIARIES OF AMVESCAP   Fund. INVESCO Institutional is an affiliate of
PLC, AN INTERNATIONAL   INVESCO. AIM is located at 11 Greenway Plaza,
INVESTMENT MANAGE-      Suite 100, Houston, Texas 77046-1173. The Fund's
MENT COMPANY THAT       investment advisor manages the investment
MANAGES MORE THAN       operations of the Fund and has agreed to perform
$371 BILLION IN ASSETS  or arrange for the performance of the Fund's
WORLD-WIDE, AMVESCAP IS day-to-day management. AIM has acted as an
BASED IN LONDON, WITH   investment advisor since its organization in
MONEY MANAGERS LO-      1976. Today, AIM, together with its
CATED IN EUROPE, NORTH  subsidiaries, advises or manages over 200
AND SOUTH AMERICA, AND  investment portfolios, encompassing a broad range
THE FAR EAST.           of investment objectives. INVESCO Institutional
                        is located at 1355 Peachtree Street, NE, Suite
                        250, Atlanta, Georgia. As sub-advisor, INVESCO
                        Institutional is responsible for the Fund's
                        day-to-day management, including the Fund's
                        investment decisions and the execution of
                        securities transactions with respect to the Fund.
                        A I M Distributors, Inc. ("ADI") is the Fund's
                        distributor and is responsible for the sale of
                        the Fund's shares. AIM, INVESCO Institutional and
                        ADI are subsidiaries of AMVESCAP PLC.
                        Prior to April 30, 2004, INVESCO served as the
                        investment advisor for the Fund. The following
                        table shows the fees the Fund paid to INVESCO for
                        its advisory services in the fiscal year ended
                        December 31, 2003.


   --------------------------------------------------------------------------
                                        ADVISORY FEE AS A PERCENTAGE OF
   FUND                            AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
   --------------------------------------------------------------------------
   INVESCO VIF - Total Return Fund                    0.32%

Portfolio Managers
     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Ken Bowling has been responsible for the Fund since July 1, 2003. He has been with the advisor and/or its affiliates since 1993 and is a portfolio manager of the Fund. Ken earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining the advisor and/or its affiliates, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.
     Michael Heyman has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO Institutional Portfolio Group and is portfolio manager of the Fund. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.
     Richard King has been responsible for the Fund since July 1, 2003. He joined the advisor and/or its affiliates in 2000, bringing 16 years of fixed income portfolio management experience. Prior to the advisor and/or its affiliates, Rich spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.
     Steve Johnson has been responsible for the Fund since July 1, 2003. He joined the advisor and/or its affiliates in May of 1991. As Chief Investment Officer of the advisor and/or its affiliates, he is responsible for all phases of the fixed income investment process. Steve began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.
     Mark Lattis has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO Institutional Portfolio Group and is a portfolio manager of the Fund. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME    The Fund intends to distribute substantially all
AND NET REALIZED CAPITAL of its net investment income, if any, in
GAINS ARE DISTRIBUTED TO dividends to its shareholders. For dividend
SHAREHOLDERS AT LEAST    purposes, net investment income consists of all
ANNUALLY.                dividends or interest earned by the Fund's
                         investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                         All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan''. This prospectus relates to the Series I shares.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.






                                                                               Year ended December 31,
                                                                   -----------------------------------------------
                                                                     2003        2002     2001     2000     1999
                                                                   -------      -------  -------  -------  -------
Net asset value, beginning of period                               $ 11.11      $ 12.74  $ 13.21  $ 15.58  $ 16.58
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.23         0.37     0.19     0.33     0.41
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.65        (1.67)   (0.38)   (0.73)   (0.98)
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.88        (1.30)   (0.19)   (0.40)   (0.57)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.31)       (0.33)   (0.28)   (0.06)   (0.37)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --           --       --    (1.91)   (0.06)
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.31)       (0.33)   (0.28)   (1.97)   (0.43)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.68      $ 11.11  $ 12.74  $ 13.21  $ 15.58
-------------------------------------------------------------------------------------------------------------------
Total return(a)                                                      16.98%      (10.22%)  (1.47%)  (2.17%)  (3.40%)
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $15,676      $15,052  $23,171  $19,851  $27,739
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.15%(b)     1.15%    1.15%    1.21%    1.17%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.49%(b)     1.34%    1.31%    1.44%    1.17%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.64%(b)     1.86%    2.02%    2.38%    2.14%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                115%          61%      82%     103%      36%
-------------------------------------------------------------------------------------------------------------------


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.


(b) Ratios are based on average daily net assets of $15,140,309.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - TOTAL RETURN FUND


     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004
INVESCO VIF - UTILITIES FUND

SERIES I SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 4
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions ............ 6
Fund Management .......................... 6
Portfolio Manager(s) ..................... 6
Share Price .............................. 7
Taxes .................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights ............................ 7
Share Classes............................. 7
Pending Litigation ....................... 7
Financial Highlights...................... 8
Appendix I ............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the
     Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It also seeks
THE FUND'S CURRENT      current income. The Fund is actively managed. The
INVESTMENTS AND MARKET Fund invests primarily in equity securities that OUTLOOK, PLEASE SEE THE the Advisor believes will rise in price faster
MOST RECENT ANNUAL OR   than other securities, as well as in options and
SEMIANNUAL REPORT       other instruments whose values are based upon the
                        values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless. At any given time, 20%
     of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the utilities sector;
    . At least 50% of its assets must be devoted to producing revenues from the utilities sector; or
    . Based on other available information, we determine that its primary business is within the utilities sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable.

     Normally, the Advisor seeks to keep the portfolio divided among the electric utilities, natural gas, and telecommunications industries. Weightings within the various industry segments are continually monitored, and the Advisor adjusts the portfolio weightings depending on the prevailing economic conditions.
     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, derivatives, options and futures, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's Series I shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown. The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


-------------------------------------------------------------------------------
  INVESCO VIF - UTILITIES FUND (SERIES I)
      ACTUAL ANNUAL TOTAL RETURN(1,2)
-------------------------------------------------------------------------------
                                    [CHART]
  '95      '96      '97      '98      '99      '00      '01      '02      '03
-------  -------  -------  -------  -------  -------  -------  -------  -------
 9.08%    12.76%   23.41%   25.48%   19.13%   5.28%   (32.41%) (20.32%)  17.38%
-------------------------------------------------------------------------------
Best Calendar Qtr.  12/98  17.18%
Worst Calendar Qtr.  9/01 (21.60%)
-------------------------------------------------------------------------------


-------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN
                               FOR THE PERIODS ENDED 12/31/03
                               ------------------------------
                               1 YEAR 5 YEAR  SINCE INCEPTION
-------------------------------------------------------------
INVESCO VIF - Utilities Fund
 (Series I)(1)                 17.38% (4.52%)     4.69%(2)
S&P 500 Index(3,4)             28.67% (0.57%)    12.20%(2)
Custom Utilities Index(4,5)    24.22% (1.24%)     7.53%(2)
Lipper Utility Fund Index(4,6) 21.57% (1.67%)     7.40%(2)
-------------------------------------------------------------

   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.

   (2) The Fund commenced investment operations on December 30, 1994. Index comparisons begin on December 31, 1994.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Custom Utilities Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Utility Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do no reflect payment of fees, expenses or taxes.


   (5) The Custom Utilities Index is an index created by AIM to benchmark the INVESCO VIF - Utilities Fund. The index consists of the following indices: 80% Dow U.S. Utilities, 10% Dow World ex U.S. Utilities, and 10% Dow U.S. Telecommunications.


   (6) The Lipper Utility Fund Index is an equally weighted representation of the 10 largest funds in the Lipper Utility category. These funds invest at least 65% of their equity portfolios in utility shares.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series I shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                     Series I shares
Management Fees                          0.60%
Other Expenses                           0.55%(2)
Total Annual Fund Operating Expenses     1.15%(3,4)



   ------

   "N/A" in the above table means "not applicable."


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




 (2) The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.


 (3) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.


 (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series I Shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series I Shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                               1 year   3 years  5 years  10 years
                               ------   -------  -------  --------
Series I shares
  INVESCO VIF - Utilities Fund  $117     $365    $633    $1,398

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-  You should determine the level of risk with which
TRACT VALUES TO THE     you are comfortable before you allocate contract
FUND, YOU SHOULD DE-    values to the Fund. The principal risks of any
TERMINE THE LEVEL OF    mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.
        ---------------------------------------------------------------

     Although the Fund generally invests in equity securities of companies doing business in the utilities sector, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity, and
dollars, ADRs carry most of the risks of investing directly in foreign securities.      Currency Risks
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.


Fund Management
                          INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AND AIM is the investment advisor for the Fund and
ADI ARE SUBSIDIARIES OF        INVESCO Institutional is the sub advisor for the
AMVESCAP PLC, AN INTERNA-      Fund. INVESCO Institutional is an affiliate of
TIONAL INVESTMENT MANAGE-      INVESCO. AIM is located at 11 Greenway Plaza,
MENT COMPANY THAT MANAGES      Suite 100, Houston, Texas 77046-1173. The Fund's
MORE THAN $371 BILLION IN      investment advisor manages the investment
ASSETS WORLDWIDE. AMVESCAP IS  operations of the Fund and has agreed to perform
BASED IN LONDON, WITH MONEY    or arrange for the performance of the Fund's
MANAGERS LOCATED IN EUROPE,    day-to-day management. AIM has acted as an
NORTH AND SOUTH AMERICA, AND   investment advisor since its organization in
THE FAR EAST.                  1976. Today, AIM, together with its subsidiaries,
                               advises or manages over 200 investment
                               portfolios, encompassing a broad range of
                               investment objectives. INVESCO Institutional is
                               located at 1355 Peachtree Street, NE, Suite 250
                               Atlanta, Georgia. As sub advisor, INVESCO
                               Institutional is responsible for the Fund's
                               day-to-day management, including the Fund's
                               investment decisions and the execution of
                               securities transactions with respect to the Fund.
                               A I M Distributors, Inc. ("ADI") is the Fund's
                               distributor and is responsible for the sale of
                               the Fund's shares. AIM, INVESCO Institutional and
                               ADI are subsidiaries of AMVESCAP PLC.

                               Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended December 31, 2003.

-----------------------------------------------------------------------
                                  ADVISORY FEE AS A PERCENTAGE OF
FUND                         AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
-----------------------------------------------------------------------
INVESCO VIF - Utilities Fund                   0.60%


Portfolio Manager(s)

     The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     John S. Segner, Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 1997.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME    The Fund intends to distribute substantially all
AND NET REALIZED CAPITAL of its net investment income, if any, in
GAINS ARE DISTRIBUTED TO dividends to its shareholders. For dividend
SHAREHOLDERS AT LEAST    purposes, net investment income consists of all
ANNUALLY.                dividends or interest earned by the Fund's
                         investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                         All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I shares.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                              Year ended December 31,
                                                                   ----------------------------------------------
                                                                      2003      2002     2001     2000     1999
                                                                   --------   -------  -------  -------  --------
Net Asset Value, Beginning of Period                                $ 11.16    $ 14.08  $ 21.06  $ 20.97  $17.78
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.33(a)    0.19     0.00     0.17    0.22
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.60      (3.05)   (6.83)    0.87    3.17
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   1.93      (2.86)   (6.83)    1.04    3.39
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.14)     (0.06)   (0.07)   (0.03)  (0.20)
-----------------------------------------------------------------------------------------------------------------
  Distributions from Net Realized Gains                                  --         --    (0.08)   (0.92)     --
-----------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.14)     (0.06)   (0.15)   (0.95)  (0.20)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.95    $ 11.16  $ 14.08  $ 21.06  $20.97
-----------------------------------------------------------------------------------------------------------------
Total return(b)                                                       17.38%    (20.32%) (32.41%)   5.28%  19.13%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $62,510    $31,204  $20,947  $12,300  $9,137
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.08%(c)   1.15%    1.15%    1.22%   1.20%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   2.84%(c)   2.59%    1.13%    0.94%   1.15%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  58%       102%      33%      50%     40%
-----------------------------------------------------------------------------------------------------------------


 (a) Calculated using average shares outstanding.


 (b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


 (c) Ratios are based on average daily net assets of $43,037,638.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - UTILITIES FUND


     SERIES I SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

                     AIM VARIABLE INSURANCE FUNDS

                     April 30, 2004




                     Prospectus
                     Series II shares


                     AIM V.I. Aggressive Growth Fund         AIM V.I. Diversified Income Fund
                     AIM V.I. Balanced Fund                  AIM V.I. Government Securities Fund
                     AIM V.I. Basic Value Fund               AIM V.I. Growth Fund
                     AIM V.I. Blue Chip Fund                 AIM V.I. High Yield Fund
                     AIM V.I. Capital Appreciation Fund      AIM V.I. International Growth Fund
                     AIM V.I. Capital Development Fund       AIM V.I. Mid Cap Core Equity Fund
                     AIM V.I. Core Equity Fund               AIM V.I. Money Market Fund
                     AIM V.I. Dent Demographic Trends Fund   AIM V.I. Premier Equity Fund


                     Shares of the funds are currently offered only to insurance company separate accounts. The investment objective(s) of each fund are described under the heading "Investment Objectives and Strategies."

                     ----------------------------------------------------------

                     This prospectus contains important information about the Series II class shares ("Series II shares") of each fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     There can be no assurance that the AIM V.I. Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

                     Investments in the funds:
                     - are not FDIC insured;
                     - may lose value; and
                     - are not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            6
------------------------------------------------------
PERFORMANCE INFORMATION                             10
------------------------------------------------------
Annual Total Returns                                10

Performance Tables                                  19

FEE TABLE AND EXPENSE EXAMPLE                       28
------------------------------------------------------
Fees and Expenses of the Funds                      28

Expense Example                                     29

FUND MANAGEMENT                                     30
------------------------------------------------------
The Advisors                                        30

Advisor Compensation                                30

Portfolio Managers                                  30

OTHER INFORMATION                                   34
------------------------------------------------------
Purchase and Redemption of Shares                   34

Pricing of Shares                                   34

Taxes                                               34

Dividends and Distributions                         34

Share Classes                                       34

Distribution Plan                                   35

Future Fund Closure                                 35

Pending Litigation                                  35

FINANCIAL HIGHLIGHTS                                36
------------------------------------------------------
APPENDIX I                                         I-1
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The investment objective(s) and policies of each fund may be changed by the Board of Trustees without shareholder approval. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

AIM V.I. AGGRESSIVE GROWTH FUND

The fund's investment objective is to achieve long-term growth of capital.


    The fund seeks to meet its objective by investing primarily in common stocks of companies whose earnings the fund's portfolio managers expect to grow more than 15% per year. The fund will invest in securities of small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.


AIM V.I. BALANCED FUND

The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in foreign securities.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. BASIC VALUE FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing, normally, at least 65% of its net assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.

    The fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The fund may also invest up to 25% of its total assets in foreign securities.

    In selecting investments, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

AIM V.I. BLUE CHIP FUND

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income.


    The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of blue chip companies. In complying with this 80% investment requirement, the fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers blue chip companies to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions and which possess the following characteristics:


- Market characteristics--Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

- Financial characteristics--Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
  (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

    The portfolio managers consider whether to sell a particular security when they believe the issuer of the security is no longer a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth and current income, the fund may invest in United States government securities and high-quality debt securities. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. CAPITAL APPRECIATION FUND

The fund's investment objective is growth of capital.

    The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.

AIM V.I. CAPITAL DEVELOPMENT FUND

The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The fund may also invest up to 25% of its total assets in foreign securities.

    Among factors which the portfolio managers may consider when purchasing these securities are: (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes.


AIM V.I. CORE EQUITY FUND


The fund's investment objective is growth of capital.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may also invest up to 25% of its total assets in foreign securities. For risk management or cash-management purposes, the fund may also hold a portion of its assets in cash or shares of affiliated money market funds.



AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


The fund's investment objective is long-term growth of capital.

    The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. The fund may also invest up to 25% of its total assets in foreign securities.

    The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. DIVERSIFIED INCOME FUND

The fund's investment objective is to achieve a high level of current income.

    The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities; and (4) lower-quality debt securities, i.e., "junk bonds," of U.S. and foreign companies. The fund's assets will normally be invested in each of these four sectors, however the fund may invest up to 100% of its total assets in U.S. Government securities.

    The fund may invest up to 50% of its total assets in foreign securities, including securities of issuers located in developing countries. Developing countries are those countries that are in the initial stages of their industrial cycles. The fund may invest up to 25% of its total assets in government securities of any one foreign country. The fund may also invest up to 10% of its total assets in equity securities and convertible debt securities of U.S. and foreign companies. The fund may invest in debt obligations issued by certain supranational entities, such as the World Bank.


    The portfolio managers focus on securities that they believe have favorable prospects for current income, whether denominated in the U.S. dollar or in other currencies. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS


                 ----------------------------

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. GOVERNMENT SECURITIES FUND


The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund intends to maintain a dollar-weighted average portfolio maturity of between three and ten years. The fund may invest in high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to 30 years. The fund may also invest up to 20% of its net assets in foreign securities.


    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. GROWTH FUND

The fund's investment objective is to seek growth of capital.

    The fund seeks to meet its objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. The fund may also invest up to 25% of its total assets in foreign securities.

    The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

AIM V.I. HIGH YIELD FUND

The fund's investment objective is to achieve a high level of current income.

    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds". In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings. The fund will invest principally in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Ratings or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities.

    Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. INTERNATIONAL GROWTH FUND

The fund's investment objective is to provide long-term growth of capital.

    The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies.

    The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MID CAP CORE EQUITY FUND

The fund's investment objective is long-term growth of capital.


    The fund seeks to meet its objective by investing, normally, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap(TM) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap(TM) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark--Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russel 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap(TM) Index are considered representative of medium-sized companies.


    The fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in investment-grade debt securities. The fund may also invest up to 25% of its total assets in foreign securities. For risk management or cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    In selecting investments, the portfolio managers seek to identify those companies that are, in their view, undervalued relative to current or projected earnings, or the current market value of assets owned by the company. The primary emphasis of the portfolio managers' search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies;
(2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the value of the companies' equity securities; and (4) companies whose equity securities are selling at prices that do not yet reflect the current market value of their assets. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    A larger position in cash or cash equivalents could detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

AIM V.I. MONEY MARKET FUND

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The fund seeks to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:

- securities issued by the U.S. Government or its agencies

- foreign government obligations

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks

- repurchase agreements

- commercial paper

- taxable municipal securities

- master notes

- cash equivalents

    The fund may invest up to 50% of its total assets in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 100% of its total assets in obligations issued by banks.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.


    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash or shares of affiliated money market funds. As a result, the fund may not achieve its investment objective.


AIM V.I. PREMIER EQUITY FUND

The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund also may invest up to 25% of its total assets in foreign securities.

    The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investments objective(s). For cash management purposes, each fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could detract from the achievement of the funds' objective(s), but could also reduce the funds' exposure in the event of a market downturn.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

AIM V.I. AGGRESSIVE GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. BALANCED FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. BASIC VALUE FUND

There is a risk you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the values of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. BLUE CHIP FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. CAPITAL APPRECIATION FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. CAPITAL DEVELOPMENT FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities in the fund at a desirable price.

AIM V.I. CORE EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer,

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The fund may participate in the initial public offering (IPO) market in some cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

AIM V.I. DIVERSIFIED INCOME FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce both the market value of and income from such securities.

    The prices of equity securities fluctuate in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    The fund may participate in the initial public offering (IPO) market in some cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.



AIM V.I. GOVERNMENT SECURITIES FUND


There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of other fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

    High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If the securities experience a faster principal prepayment rate than expected, both the market value of, and income from, such securities will decrease.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. HIGH YIELD FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. Junk bonds are less sensitive to this risk than are higher-quality bonds.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic growth developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

AIM V.I. INTERNATIONAL GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. MID CAP CORE EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

AIM V.I. MONEY MARKET FUND

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:

- interest rates could rise sharply, causing the value of the fund's securities, and share price, to drop

- any of the fund's holdings could have its credit rating downgraded or could default

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries


- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.


AIM V.I. PREMIER EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    To the extent a fund holds cash or cash equivalents rather than equity or long-term fixed income securities for risk management, the fund may not achieve its investment objective(s).

ALL FUNDS

If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The bar charts and tables shown below provide an indication of the risks of investing in each fund. A fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar charts shown below do not reflect charges at the separate account level; if they did, the performance shown would be lower.


    Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of each fund).

ANNUAL TOTAL RETURNS

AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................   44.31%
2000*..................................................................    2.34%
2001*..................................................................  -26.25%
2002...................................................................  -22.80%
2003...................................................................   26.35%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 26, 2002.

    During the periods shown in the bar chart, the highest quarterly return was 29.47% (quarter ended December 31, 1999) and the lowest quarterly return was -24.59% (quarter ended September 30, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BALANCED FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................   19.01%
2000*..................................................................   -4.44%
2001*..................................................................  -11.65%
2002...................................................................  -17.30%
2003...................................................................   16.15%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is January 24, 2002.

    During the periods shown in the bar chart, the highest quarterly return was 15.60% (quarter ended December 31, 1999) and the lowest quarterly return was -12.03% (quarter ended September 30, 2001).

AIM V.I. BASIC VALUE FUND
--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's shares from year to year.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2002...................................................................  -22.34%
2003...................................................................   33.29%




    During the periods shown in the bar chart, the highest quarterly return was 20.48% (quarter ended June 30, 2003) and the lowest quarterly return was -20.09% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000*..................................................................   -8.41%
2001*..................................................................  -22.73%
2002*..................................................................  -26.34%
2003...................................................................   24.81%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 13, 2002.


    During the period shown in the bar chart, the highest quarterly return was 12.62% (quarter ended June 30, 2003) and the lowest quarterly return was -19.88% (quarter ended March 31, 2001).


AIM V.I. CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994*..................................................................    2.24%
1995*..................................................................   35.35%
1996*..................................................................   17.29%
1997*..................................................................   13.22%
1998*..................................................................   19.01%
1999*..................................................................   44.26%
2000*..................................................................  -11.13%
2001*..................................................................  -23.47%
2002...................................................................  -24.52%
2003...................................................................   29.18%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is August 21, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 35.69% (quarter ended December 31, 1999) and the lowest quarterly return was -23.11% (quarter ended September 30, 2001).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................   28.78%
2000*..................................................................    8.98%
2001*..................................................................   -8.23%
2002...................................................................  -21.61%
2003...................................................................   35.04%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is August 21, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 29.58% (quarter ended December 31, 1999) and the lowest quarterly return was -21.25% (quarter ended September 30, 2002).

AIM V.I. CORE EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995*..................................................................   33.53%
1996*..................................................................   19.65%
1997*..................................................................   25.41%
1998*..................................................................   27.36%
1999*..................................................................   33.91%
2000*..................................................................  -14.77%
2001*..................................................................  -23.03%
2002...................................................................  -15.79%
2003...................................................................   24.15%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is October 24, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 26.40% (quarter ended December 31, 1998) and the lowest quarterly return was -21.59% (quarter ended September 30, 2001). Effective September 30, 2002 the AIM V.I. Core Equity Fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000*..................................................................  -18.11%
2001*..................................................................  -32.18%
2002...................................................................  -32.26%
2003...................................................................   37.30%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is November 7, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 23.42% (quarter ended December 31, 2001) and the lowest quarterly return was -31.59% (quarter ended March 31, 2001).

AIM V.I. DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994*..................................................................   -5.31%
1995*..................................................................   18.72%
1996*..................................................................    9.92%
1997*..................................................................    9.12%
1998*..................................................................    3.32%
1999*..................................................................   -2.16%
2000*..................................................................    0.44%
2001*..................................................................    3.33%
2002*..................................................................    2.03%
2003...................................................................    9.02%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 14, 2002.

    During the periods shown in the bar chart, the highest quarterly return was 5.48% (quarter ended June 30, 1995) and the lowest quarterly return was -3.22% (quarter ended March 31, 1994).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994*..................................................................   -3.97%
1995*..................................................................   15.28%
1996*..................................................................    2.03%
1997*..................................................................    7.89%
1998*..................................................................    7.46%
1999*..................................................................   -1.56%
2000*..................................................................    9.85%
2001*..................................................................    6.13%
2002...................................................................    9.25%
2003...................................................................    0.93%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 5.41% (quarter ended June 30, 1995) and the lowest quarterly return was -2.88% (quarter ended March 31, 1994).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994*..................................................................   -2.72%
1995*..................................................................   34.43%
1996*..................................................................   17.79%
1997*..................................................................   26.55%
1998*..................................................................   33.79%
1999*..................................................................   34.91%
2000*..................................................................  -20.69%
2001*..................................................................  -34.05%
2002...................................................................  -31.11%
2003...................................................................   30.88%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 27.73% (quarter ended December 31, 1998) and the lowest quarterly return was -27.48% (quarter ended March 31, 2001).

AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999*..................................................................   10.25%
2000*..................................................................  -19.21%
2001*..................................................................   -5.23%
2002*..................................................................   -6.08%
2003...................................................................   27.89%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is March 26, 2002.


    During the periods shown in the bar chart, the highest quarterly return was 9.66% (quarter ended June 30, 2003) and the lowest quarterly return was -14.11% (quarter ended December 31, 2000).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994*..................................................................   -1.86%
1995*..................................................................   16.95%
1996*..................................................................   19.76%
1997*..................................................................    6.67%
1998*..................................................................   15.20%
1999*..................................................................   54.67%
2000*..................................................................  -26.59%
2001*..................................................................  -23.72%
2002...................................................................  -15.89%
2003...................................................................   28.60%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 41.80% (quarter ended December 31, 1999) and the lowest quarterly return was -19.89% (quarter ended September 30, 2002).

AIM V.I. MID CAP CORE EQUITY FUND
--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's shares from year to year.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2002...................................................................  -11.20%
2003...................................................................   27.05%




    During the periods shown in the bar chart, the highest quarterly return was 16.39% (quarter ended June 30, 2003) and the lowest quarterly return was -14.48% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994*..................................................................    3.39%
1995*..................................................................    5.44%
1996*..................................................................    4.69%
1997*..................................................................    4.87%
1998*..................................................................    4.80%
1999*..................................................................    4.40%
2000*..................................................................    5.57%
2001*..................................................................    3.36%
2002...................................................................    0.93%
2003...................................................................    0.33%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is December 16, 2001.


    During the periods shown in the bar chart, the highest quarterly return was 1.43% (quarter ended December 31, 2000) and the lowest quarterly return was 0.05% (quarter ended December 31, 2003).


AIM V.I. PREMIER EQUITY FUND
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994*..................................................................    3.78%
1995*..................................................................   35.91%
1996*..................................................................   14.74%
1997*..................................................................   23.38%
1998*..................................................................   32.08%
1999*..................................................................   29.57%
2000*..................................................................  -14.86%
2001*..................................................................  -12.76%
2002...................................................................  -30.44%
2003...................................................................   24.83%


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is September 19, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 26.96% (quarter ended December 31, 1998) and the lowest quarterly return was -18.46% (quarter ended June 30, 2002).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


PERFORMANCE TABLES

--------------------------------------------------------------------------------


The following performance tables compare the funds' Series II share's performance to those of unmanaged broad-based securities market indices, style-specific indices and peer-group indices. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance tables shown below do not reflect charges at the separate account level; if they did, the performance shown would be lower. The AIM V.I. Money Market Fund's Series II share's performance table reflects the fund's performance over the periods indicated.


AIM V.I. AGGRESSIVE GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                        SINCE          INCEPTION
December 31, 2003)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           26.35%     1.22%       0.88%         05/01/98(1)
Standard & Poor's 500 Index(2,4)          28.67%    (0.57)%      1.46%(5)      04/30/98(5)
Russell 2500--Trademark-- Growth
  Index(3,4,6)                            46.31%     3.83%       1.85%(5)      04/30/98(5)
Russell Midcap--Register Mark-- Growth
  Index(3,4,7)                            42.71%     2.01%       2.46%(5)      04/30/98(5)
Lipper Mid-Cap Growth Fund Index(3,4,8)   35.42%     2.18%       1.98%(5)      04/30/98(5)
------------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 26, 2002.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


(3) The fund has elected to use the Russell Midcap--Register Mark-- Growth Index as its style-specific index rather than the Russell 2500--Trademark-- Growth Index because the fund believes the Russell Midcap--Register Mark--Growth Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The indices do not reflect payment of fees, expenses or taxes.


(5) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(6) The Russell 2500--Trademark-- Growth Index measures the performance of those Russell 2500--Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.


(7) The Russell MidCap--Register Mark-- Growth Index measures the performance of those securities in the Russell Midcap--Register Mark-- Index with a higher than average growth forecast.


(8) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BALANCED FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                        SINCE          INCEPTION
December 31, 2003)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Balanced Fund                    16.15%    (0.71)%      1.52%         05/01/98(1)
Standard & Poor's 500 Index(2,4)          28.67%    (0.57)%      1.46%(5)      04/30/98(5)
Old Custom Balanced Index(2,4,6)          19.80%     3.25%       4.35%(5)      04/30/98(5)
New Custom Balanced Index(2,4,7)          19.27%     5.15%       5.40%(5)      04/30/98(5)
Lipper Balanced Fund Index(2,4,8)         19.94%     2.95%       3.64%(5)      04/30/98(5)
------------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is January 24, 2002.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


(3) The fund has elected to use the New Custom Balanced Index as its style-specific index rather than the Old Custom Balanced Index because the fund believes the New Custom Balanced Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The indices do not reflect payment of fees, expenses or taxes.


(5) The average annual total return given is since the inception month end closest to the inception date of the fund's Series I shares.


(6) The Old Custom Balanced Index is an index formerly created by A I M Advisors, Inc. to benchmark the fund. This index consists of 60% Russell 3000--Registered Trademark-- Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 3000--Registered Trademark-- Index is a widely recognized index of common stocks that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Lehman Brothers U.S. Aggregate Bond Index is an index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


(7) The New Custom Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. The index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000(R) Value Index is a widely recognized index of common stocks that measures performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index is an index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


(8) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.


AIM V.I. BASIC VALUE FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SERIES II
                                                                     SHARES
(for the periods ended                              SINCE          INCEPTION
December 31, 2003)                        1 YEAR   INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                 33.29%       2.63%         09/10/01
Standard & Poor's 500 Index(1,2)          28.67%       0.85%(3)      08/31/01(3)
Russell 1000--Registered Trademark--
  Value Index(2,4)                        30.03%       4.02%(3)      08/31/01(3)
Lipper Large-Cap Value Fund Index(2,5)    28.00%       1.30%(3)      08/31/01(3)
--------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series II shares.


(4) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.


(5) The Lipper Large-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Value category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BLUE CHIP FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                    SERIES I
                                                                     SHARES
(for the periods ended                               SINCE         INCEPTION
December 31, 2003)                        1 YEAR   INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                   24.81%      (10.18)%       12/29/99(1)
Standard & Poor's 500 Index(2,3)          28.67%       (5.34)%(4)    12/31/99(4)
Lipper Large-Cap Core Fund Index(3,5)     24.80%       (5.61)%(4)    12/31/99(4)
--------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 13, 2002.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.


AIM V.I. CAPITAL APPRECIATION FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2003)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
  Fund                         29.18%    (0.88)%       7.66%        05/05/93(1)
Standard & Poor's 500
  Index(2,3)                   28.67%    (0.57)%      11.06%              --
Russell 1000--Registered
  Trademark-- Growth
  Index(3,4)                   29.75%    (5.11)%       9.21%              --
Lipper Multi-Cap Growth Fund
  Index(3,5)                   35.38%    (1.76)%       7.96%              --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is August 21, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a higher than average growth forecast.


(5) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's SuperComposite 1500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                        SINCE          INCEPTION
December 31, 2003)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund         35.04%     6.40%       4.15%         05/01/98(1)
Standard & Poor's 500 Index(2,4)          28.67%    (0.57)%      1.46%(5)      04/30/98(5)
Russell 2500--Trademark-- Index(3,4,6)    45.51%     9.40%       6.40%(5)      04/30/98(5)
Russell Midcap--Register Mark--
  Index(3,4,7)                            40.06%     7.23%       6.19%(5)      04/30/98(5)
Lipper Mid-Cap Core Fund Index(3,4,8)     36.58%     7.89%       6.03%(5)      04/30/98(5)
------------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is August 21, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


(3) The fund has elected to use the Russell Midcap--Register Mark-- Index as its style-specific index rather than the Russell 2500--Trademark-- Index because the fund believes the Russell Midcap--Register Mark-- Index more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The indices do not reflect payment of fees, expenses or taxes.


(5) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(6) The Russell 2500--Trademark-- Index measures the performance of the 2,500 smallest companies in the Russell 3000--Registered Trademark-- Index and represents approximately 16% of the total market capitalization of the Russell 3000--Registered Trademark-- Index.


(7) The Russell Midcap--Register Mark-- Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000(R) index.


(8) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.


AIM V.I. CORE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                              SINCE         INCEPTION
December 31, 2003)             1 YEAR   5 YEARS   INCEPTION          DATE
-------------------------------------------------------------------------------
AIM V.I. Core Equity Fund      24.15%    (1.69)%       9.19%        05/02/94(1)
Standard & Poor's 500
  Index(2,3)                   28.67%    (0.57)%      11.76%(4)     04/30/94(4)
Russell 1000--Registered
  Trademark-- Index(3,5)       29.89%    (0.13)%      11.72%(4)     04/30/94(4)
Lipper Large-Cap Core Fund
  Index(3,6)                   24.80%    (1.08)%       9.89%(4)     04/30/94(4)
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is October 24, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Russell 1000--Registered Trademark-- Index measures the performance of the 1,000 largest companies domiciled in the United States.


(6) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                    SERIES I
                                                                     SHARES
(for the periods ended                               SINCE         INCEPTION
December 31, 2003)                        1 YEAR   INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund     37.30%      (15.20)%       12/29/99(1)
Standard & Poor's 500 Index(2,3)          28.67%       (5.34)%(4)    12/31/99(4)
Russell 3000--Registered Trademark--
  Growth Index(3,5)                       30.97%      (12.44)%(4)    12/31/99(4)
Lipper Multi-Cap Growth Fund Index(3,6)   35.38%      (11.07)%(4)    12/31/99(4)
--------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is November 7, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 3000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Russell 3000--Registered Trademark-- Growth Index measures the performance of those Russell 3000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are members of either the Russell 1000--Registered Trademark-- Growth or Russell 2000--Registered Trademark-- Growth indices.


(6) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's SuperComposite 1500 Index.


AIM V.I. DIVERSIFIED INCOME FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2003)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Diversified Income
  Fund                          9.02%    2.46%        4.64%         05/05/93(1)
Lehman Brothers U.S.
  Aggregate Bond Index(2,3)     4.10%    6.62%        6.95%               --
Lehman Brothers U.S. Credit
  Index(3,4)                    7.70%    7.11%        7.42%               --
Lipper BBB Rated Fund
  Index(3,5)                    9.75%    6.15%        6.54%               --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 14, 2002.

(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers U.S. Credit Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper BBB Rated Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The Lehman Brothers U.S. Credit Index consists of publicly issued U.S. Corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.


(5) The Lipper BBB Rated Fund Index is an equally weighted representation of the 30 largest funds in the Lipper BBB Rated Funds category. The funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. GOVERNMENT SECURITIES FUND



AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2003)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Government
  Securities Fund               0.93%    4.82%        5.18%         05/05/93(1)
Lehman Brothers U.S.
  Aggregate Bond Index(2,3)     4.10%    6.62%        6.95%               --
Lehman Brothers Intermediate
  U.S. Government and
  Mortgage Index(3,4)           2.74%    6.36%         N/A                --
Lipper Intermediate U.S.
  Government Fund Index(3,5)    2.18%    5.80%        5.96%               --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.

(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has also included the Lehman Brothers Intermediate U.S. Government and Mortgage Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Intermediate U.S. Government Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The Lehman Brothers Intermediate U.S. Government and Mortgage Index includes securities in the intermediate maturity range of the U.S. Government Index that must have between 1 year and 10 years to final maturity regardless of call features, and fixed-rate mortgage securities with a weighted average of at least 1 year and issued by GNMA, FHLMC, or FNMA.


(5) The Lipper Intermediate U.S. Government Fund Index measures the performance of the 30 largest funds in the Lipper Intermediate U.S. Government category. The fund invests at least 65% of its assets in securities issued or guaranteed by the United States Government, with dollar weighted average maturities of 6 to 10 years.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------
                                                                        SERIES I
                                                                         SHARES
(for the periods ended                                                 INCEPTION
December 31, 2003)                  1 YEAR   5 YEARS   10 YEARS           DATE
------------------------------------------------------------------------------------
AIM V.I. Growth Fund                30.88%    (8.65)%       5.20%        05/05/93(1)
Standard & Poor's 500 Index(2,3)    28.67%    (0.57)%      11.06%              --
Russell 1000--Registered
  Trademark-- Growth Index(3,4)     29.75%    (5.11)%       9.21%              --
Lipper Large-Cap Growth Fund
  Index(3,5)                        26.96%    (5.53)%       7.77%              --
------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a higher than average growth forecast.


(5) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.


AIM V.I. HIGH YIELD FUND


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                         SINCE         INCEPTION
December 31, 2003)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. High Yield Fund                  27.89%    0.27%        (1.18)%       05/01/98(1)
Lehman Brothers U.S. Aggregate Bond
  Index(2,3)                               4.10%    6.62%         7.00%(4)     04/30/98(4)
Lehman Brothers High Yield Index(3,5)     28.97%    5.23%         4.26%(4)     04/30/98(4)
Lipper High Yield Bond Fund Index(3,6)    26.36%    2.92%         1.72%(4)     04/30/98(4)
------------------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is March 26, 2002.

(2) The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The fund has elected to use the Lehman Brothers U.S. Aggregate Bond Index as its broad-based index rather than the Lehman Brothers High Yield Index since the Lehman Brothers U.S. Aggregate Bond Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Lehman Brothers High Yield Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper High Yield Bond Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The average annual total return given is since the month end closest to the inception date of the fund's Series I shares.


(5) The Lehman Brothers High Yield Index measures the performance of all fixed-rate, non-investment grade debt-securities excluding pay-in-kind bonds, Eurobonds and debt issues from emerging countries.


(6) The Lipper High Yield Bond Fund Index is an equally weighted representation of the 30 largest funds within the Lipper High Yield Funds category. The funds have no credit rating restriction, but tend to invest in fixed-income securities with lower credit ratings.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. INTERNATIONAL GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
                                                                 SERIES I
                                                                  SHARES
(for the periods ended                                          INCEPTION
December 31, 2003)           1 YEAR   5 YEARS   10 YEARS           DATE
-----------------------------------------------------------------------------
AIM V.I. International
  Growth Fund                28.60%    (1.30)%      4.70%         05/05/93(1)
Morgan Stanley Capital
  International--Registered
  Trademark-- EAFE
  Index(2,3)                 38.59%    (0.05)%      4.47%               --
Morgan Stanley Capital
  International--Registered
  Trademark-- EAFE Growth
  Index(3,4)                 31.99%    (3.96)%      2.07%               --
Lipper International Fund
  Index(3,5)                 36.00%     2.13%       5.31%               --
-----------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.

(2) The Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Index measures performance of global stock markets in 21 developed countries. The fund has also included the Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper International Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The Morgan Stanley Capital International--Registered Trademark-- Europe, Australasia and Far East Growth Index is recognized as the pre-eminent benchmark in the U.S. to measure international "growth" equity performance (high price over book value securities). It includes securities from 21 countries, representing the developed markets outside North America: Europe, Australasia, and the Far East.


(5) The Lipper International Fund Index is an equally weighted representation of the 30 largest funds in the Lipper International category. These funds invest in securities with primary trading outside of the U.S. and may own U.S. securities as well.


AIM V.I. MID CAP CORE EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SERIES II
                                                                     SHARES
(for the periods ended                              SINCE          INCEPTION
December 31, 2003)                        1 YEAR   INCEPTION          DATE
--------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund         27.05%       8.60%         09/10/01
Standard & Poor's 500 Index(1,2)          28.67%       0.85%(3)      08/31/01(3)
Russell Midcap--Registered Trademark--
  Index(2,4)                              40.06%       8.51%(3)      08/31/01(3)
Lipper Mid-Cap Core Fund Index(2,5)       36.58%       6.64%(3)      08/31/01(3)
--------------------------------------------------------------------------------



(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to the use the Standard & Poor's 500 Index as its broad-based index rather than the Russell Midcap--Registered Trademark-- Index since the Standard & Poor's 500 Index is such a widely recognized gauge of U.S. stock market performance. The fund will continue to include the Russell Midcap--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Mid-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(2) The indices do not reflect payment of fees, expenses or taxes.


(3) The average annual total return given is since the month end closest to the inception date of the fund's Series II shares.


(4) The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index.


(5) The Lipper Mid-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Core category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. MONEY MARKET FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2003)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund      0.33%    2.90%        3.76%       05/05/93(1)
-------------------------------------------------------------------------------



The AIM V.I. Money Market Fund's seven day yield on December 31, 2003 was 0.21%. For the current seven day yield, call (800) 347-4246.


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is December 16, 2001.


AIM V.I. PREMIER EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2003)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund   24.83%    (3.53)%       8.22%        05/05/93(1)
Standard & Poor's 500
  Index(2,3)                   28.67%    (0.57)%      11.06%              --
Lipper Large-Cap Core Fund
  Index(3,4)                   24.80%    (1.08)%       9.27%              --
-------------------------------------------------------------------------------


(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is September 19, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer-group.


(3) The indices do not reflect payment of fees, expenses or taxes.


(4) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS


The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the funds but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.



SHAREHOLDER FEES
---------------------------------------------------------------------------------
(fees paid directly from                                                SERIES II
your investment)                                                        SHARES
---------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                N/A

Maximum Deferred Sales Charge (Load)                                       N/A
---------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."




ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
-----------------------------------------------------------------------------------------------------------------
                                                                            TOTAL
                                                                            ANNUAL
                                                                             FUND       FEE WAIVER AND
(expenses that are deducted from       MANAGEMENT   RULE 12B-1   OTHER      OPERATING    EXPENSE          NET
Series II share assets)                 FEES         FEES        EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund           0.80%        0.25%       0.35%      1.40%          0.00%         1.40%

AIM V.I. Balanced Fund                    0.75         0.25        0.36       1.36           0.00          1.36

AIM V.I. Basic Value Fund                 0.73         0.25        0.31       1.29           0.00          1.29

AIM V.I. Blue Chip Fund                   0.75         0.25        0.38       1.38           0.00          1.38

AIM V.I. Capital Appreciation Fund        0.61         0.25        0.24       1.10           0.00          1.10

AIM V.I. Capital Development Fund         0.75         0.25        0.38       1.38           0.00          1.38

AIM V.I. Core Equity Fund                 0.61         0.25        0.20       1.06           0.00          1.06

AIM V.I. Dent Demographic Trends Fund     0.85         0.25        0.45       1.55           0.10          1.45(2)

AIM V.I. Diversified Income Fund          0.60         0.25        0.35       1.20           0.00          1.20

AIM V.I. Government Securities Fund       0.47         0.25        0.29       1.01           0.00          1.01

AIM V.I. Growth Fund                      0.63         0.25        0.27       1.15           0.00          1.15(3)

AIM V.I. High Yield Fund                  0.63         0.25        0.43       1.31           0.11          1.20(3)(4)

AIM V.I. International Growth Fund        0.75         0.25        0.35       1.35           0.00          1.35

AIM V.I. Mid Cap Core Equity Fund         0.73         0.25        0.34       1.32           0.00          1.32

AIM V.I. Money Market Fund                0.40         0.25        0.26       0.91           0.00          0.91

AIM V.I. Premier Equity Fund              0.61         0.25        0.24       1.10           0.00          1.10
-----------------------------------------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.45%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.45% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements are in effect through December 31, 2004.


(3) As a result of a reorganization of another fund into the fund, which occurred on April 30, 2004, the fund's Total Annual Operating Expenses have been restated to reflect current expenses.


(4) The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.20%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


 expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.20% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees, (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. These expenses limitation agreements are in effect through April 30, 2005.


EXPENSE EXAMPLE


This example is intended to help you compare the costs of investing in the Series II shares of the funds with the cost of investing in other mutual funds. This Example does not reflect fees associated when a separate account invests in the funds or any costs associated with the ownership of a variable annuity contract or variable life insurance contract for which the funds are investment options, and if it did, expenses would be higher.


  The example assumes that you invest $10,000 in a fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples do not assume that any fund expense waivers or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


SERIES II SHARES
----------------------------------------------------------------------------
                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------

AIM V.I. Aggressive Growth Fund         $143     $443     $  766     $1,680

AIM V.I. Balanced Fund                   138      431        745      1,635

AIM V.I. Basic Value Fund                131      409        708      1,556

AIM V.I. Blue Chip Fund                  141      437        755      1,657

AIM V.I. Capital Appreciation Fund       112      350        606      1,340

AIM V.I. Capital Development Fund        141      437        755      1,657

AIM V.I. Core Equity Fund                108      337        585      1,294

AIM V.I. Dent Demographic Trends Fund    148      480        713      1,568

AIM V.I. Diversified Income Fund         122      381        660      1,455

AIM V.I. Government Securities Fund      103      322        558      1,236

AIM V.I. Growth Fund                     117      365        633      1,398

AIM V.I. High Yield Fund                 122      404        708      1,569

AIM V.I. International Growth Fund       137      428        739      1,624

AIM V.I. Mid Cap Core Equity Fund        134      418        723      1,590

AIM V.I. Money Market Fund                93      290        504      1,120

AIM V.I. Premier Equity Fund             112      350        606      1,340
----------------------------------------------------------------------------

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of each fund's operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.


    H.S. Dent Advisors, Inc. (the subadvisor) serves as the subadvisor for AIM V.I. Dent Demographic Trends Fund, and is located at 6515 Gwin Road, Oakland, California 94611. The subadvisor is responsible for providing the advisor with macroeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations for the fund. The subadvisor has acted as an investment advisor for AIM V.I. Dent Demographic Trends Fund since 1999.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation from the following funds as a percentage of each fund's average daily net assets as follows:



                                                                     ADVISORY
FUND                                                                   FEE
----                                                                 --------
AIM V.I. Aggressive Growth Fund                                        0.80%
AIM V.I. Balanced Fund                                                 0.75%
AIM V.I. Basic Value Fund                                              0.73%
AIM V.I. Blue Chip Fund                                                0.75%
AIM V.I. Capital Appreciation Fund                                     0.61%
AIM V.I. Capital Development Fund                                      0.75%
AIM V.I. Core Equity Fund                                              0.61%
AIM V.I. Dent Demographic Trends Fund                                  0.85%
AIM V.I. Diversified Income Fund                                       0.60%
AIM V.I. Government Securities Fund                                    0.47%
AIM V.I. Growth Fund                                                   0.63%
AIM V.I. High Yield Fund                                               0.62%
AIM V.I. International Growth Fund                                     0.75%
AIM V.I. Mid Cap Core Equity Fund                                      0.73%
AIM V.I. Money Market Fund                                             0.40%
AIM V.I. Premier Equity Fund                                           0.61%


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for each fund's portfolio are as follows:

AIM V.I. AGGRESSIVE GROWTH FUND

(Co-Managed)



- Karl Farmer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.



    They are assisted by the Mid Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.



AIM V.I. BALANCED FUND



- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.



- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.



- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.



- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.



    They are assisted by the Basic Value and Investment Grade Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. BASIC VALUE FUND



- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.


- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager for Luther King Capital Management.


    They are assisted by the Basic Value Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.



AIM V.I. BLUE CHIP FUND



- Monika H. Degan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.


- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.


    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. CAPITAL APPRECIATION FUND

- Kenneth A. Zschappel (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.


- Christian A. Costanzo, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.


- Robert J. Lloyd, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power.


- Bryan A. Unterhalter, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.



    They are assisted by the Multi Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. CAPITAL DEVELOPMENT FUND

- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.


- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.



    They are assisted by the Small/Mid Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. CORE EQUITY FUND


- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1998.



    He is assisted by the Mid/Large Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1987.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.


    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

AIM V.I. DIVERSIFIED INCOME FUND
(Co-Managed)

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.


    They are assisted by the Investment Grade Team and High Yield Taxable Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. GOVERNMENT SECURITIES FUND

- Scot W. Johnson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.


- Clint W. Dudley, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.



    More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. GROWTH FUND

- Lanny H. Sachnowitz (lead-manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1987.


- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.



    He is assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. HIGH YIELD FUND
(Co-Managed)

- Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1992 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.


    They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. INTERNATIONAL GROWTH FUND

- Clas G. Olsson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.


    They are assisted by the Asian Pacific Team and Europe/Canada Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


AIM V.I. MID CAP CORE EQUITY FUND


- Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998.



    He is assisted by the Mid/Large Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.



AIM V.I. PREMIER EQUITY FUND


- Robert A. Shelton (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1995.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

- Abel Garcia, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1984 to 2000, he was Senior Portfolio Manager for Waddell & Reed.

- Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1991.

- Michael Yellen, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

- Kellie K. Veazey, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.


    They are assisted by the Premier Equity Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Each fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in each fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the funds are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The funds currently offer shares only to insurance company separate accounts. In the future, the funds may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the funds, and the interests of plan participants investing in the funds, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the funds will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES


Each of the funds prices its shares based on its net asset value. The funds, except AIM V.I. Money Market Fund, value portfolio securities for which market quotations are readily available at market value. The funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM V.I. Money Market Fund values all of its securities based on the amortized cost method. The funds, except AIM V.I. Money Market Fund, value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the funds. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

Each fund, other than AIM V.I. Money Market Fund, generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. AIM V.I. Money Market Fund generally declares on each business day and pays any dividends monthly. All of the fund's distributions will consist primarily of capital gains, except for AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market Fund, which will consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS

Each fund, other than AIM V.I. Money Market Fund, generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies. AIM V.I. Money Market Fund may distribute net realized short-term gains, if any, more frequently.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of that fund.

SHARE CLASSES

Each fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

DISTRIBUTION PLAN


The funds have adopted a distribution or "Rule 12b-1" plan for their Series II shares. The plan allows the funds to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the funds). Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.


FUTURE FUND CLOSURE

Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the fund may periodically suspend or limit the offering of its shares and it will be closed to new participants when fund assets reach $200 million.


    Due to the sometime limited availability of common stocks of mid-cap companies that meet the investment criteria for AIM V.I. Mid Cap Core Equity Fund, the fund may periodically suspend or limit the offering of its shares.



    During closed periods, the funds will accept additional investments from existing participants. Also during those periods the funds will continue to pay Rule 12b-1 fees.



PENDING LITIGATION



A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of each fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of each fund outstanding during each of the fiscal years (or periods) indicated.

    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in each fund's annual report, which is available upon request.

AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------




                                                                     MARCH 26, 2002
                                                                       (DATE SALES
                                                 YEAR ENDED           COMMENCED) TO
                                                DECEMBER 31,          DECEMBER 31,
                                                    2003                  2002
                                               ---------------       ---------------
Net asset value, beginning of period               $ 8.35                $ 10.70
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.10)(a)              (0.10)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         2.30                  (2.25)
====================================================================================
    Total from investment operations                 2.20                  (2.35)
====================================================================================
Net asset value, end of period                     $10.55                $  8.35
____________________________________________________________________________________
====================================================================================
Total return(b)                                     26.35%                (21.96)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $2,843                $   436
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets              1.40%(c)               1.32%(d)(e)
====================================================================================
Ratio of net investment income (loss) to
  average net assets                                (1.08)%(c)             (1.03)%(d)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(f)                             90%                    85%
____________________________________________________________________________________
====================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $1,270,040.


(d) Annualized.


(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41% for the period ended December 31, 2002.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


AIM V.I. BALANCED FUND
--------------------------------------------------------------------------------




                                                                                 JANUARY 24, 2002
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2003                 2002
                                                              ------------       ----------------
Net asset value, beginning of period                             $ 8.73              $ 10.70
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.12(a)              0.14(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.29                (1.86)
=================================================================================================
    Total from investment operations                               1.41                (1.72)
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.19)               (0.25)
=================================================================================================
Net asset value, end of period                                   $ 9.95              $  8.73
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   16.15%              (16.12)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $4,133              $   733
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets                            1.36%(c)             1.42%(d)
=================================================================================================
Ratio of net investment income to average net assets               1.22%(c)             1.65%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          131%                  90%
_________________________________________________________________________________________________
=================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $2,236,132.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. BASIC VALUE FUND
--------------------------------------------------------------------------------




                                                                                            SEPTEMBER 10, 2001
                                                                    YEAR ENDED               (DATE OPERATIONS
                                                                   DECEMBER 31,               COMMENCED) TO
                                                              -----------------------          DECEMBER 31,
                                                                2003           2002                2001
                                                              --------       --------       ------------------
Net asset value, beginning of period                          $   7.96       $  10.25             $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)         (0.01)(a)           0.00
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.67          (2.28)              0.26
==============================================================================================================
    Total from investment operations                              2.65          (2.29)              0.26
==============================================================================================================
Less dividends from net investment income                        (0.00)         (0.00)             (0.01)
==============================================================================================================
Net asset value, end of period                                $  10.61       $   7.96             $10.25
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                  33.29%        (22.34)%             2.58%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $253,877       $104,597             $  513
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets(c)                        1.29%(d)       1.41%              1.44%(e)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.24)%(d)     (0.07)%             0.12%(e)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                          18%            22%                 4%
______________________________________________________________________________________________________________
==============================================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c)After fee waivers. The ratio of expenses to average net assets before fee waivers was 2.88% for the period September 10, 2001 (date operations commenced) to December 31, 2001.


(d)Ratios are based on average daily net assets of $169,724,366.


(e)Annualized.


(f)Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. BLUE CHIP FUND
--------------------------------------------------------------------------------




                                                                                MARCH 13, 2002
                                                                                 (DATE SALES
                                                               YEAR ENDED       COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2003               2002
                                                              ------------      --------------
Net asset value, beginning of period                             $ 5.24            $  7.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)(a)          (0.01)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.31              (1.75)
==============================================================================================
    Total from investment operations                               1.30              (1.76)
==============================================================================================
Net asset value, end of period                                   $ 6.54            $  5.24
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   24.81%            (25.14)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,301            $   273
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                            1.38%(c)           1.43%(d)
______________________________________________________________________________________________
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.11)%(c)         (0.28)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           24%                38%
______________________________________________________________________________________________
==============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.


(c) Ratios are based on average daily net assets of $669,925.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------




                                                                                            AUGUST 21, 2001
                                                                    YEAR ENDED                (DATE SALES
                                                                   DECEMBER 31,              COMMENCED) TO
                                                              ----------------------         DECEMBER 31,
                                                               2003           2002               2001
                                                              -------        -------        ---------------
Net asset value, beginning of period                          $ 16.38        $ 21.70            $23.19
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)      (0.09)(a)         (0.04)(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.87          (5.23)             0.45
===========================================================================================================
    Total from investment operations                             4.78          (5.32)             0.41
===========================================================================================================
Less distributions from net realized gains                         --             --             (1.90)
===========================================================================================================
Net asset value, end of period                                $ 21.16        $ 16.38            $21.70
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 29.18%        (24.52)%            1.94%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,466        $23,893            $3,527
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                          1.10%(c)       1.10%             1.09%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.48)%(c)     (0.52)%           (0.46)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                         61%            67%               65%
___________________________________________________________________________________________________________
===========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $43,136,986.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------


                                                                                          AUGUST 21, 2001
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------        DECEMBER 31,
                                                               2003          2002              2001
                                                              -------       -------       ---------------
Net asset value, beginning of period                          $  9.36       $ 11.94           $11.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)        (0.03)(a)        (0.01)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.31         (2.55)            0.07
=========================================================================================================
    Total from investment operations                             3.28         (2.58)            0.06
=========================================================================================================
Net asset value, end of period                                $ 12.64       $  9.36           $11.94
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 35.04%       (21.61)%           0.50%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,550       $14,969           $2,767
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets                          1.38%(c)      1.39%            1.41%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.38)%(c)    (0.33)%          (0.41)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                         95%          121%             125%
_________________________________________________________________________________________________________
=========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $21,228,344.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. CORE EQUITY FUND
--------------------------------------------------------------------------------





                                                                                        OCTOBER 24, 2001
                                                                    YEAR ENDED          (DATE SALES
                                                                   DECEMBER 31,         COMMENCED) TO
                                                              ----------------------    DECEMBER 31,
                                                               2003           2002          2001
                                                              ------         -------    ------------------
Net asset value, beginning of period                          $16.94         $ 20.19          $18.97
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.12(a)         0.07(a)        (0.00)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.96           (3.26)           1.23
==========================================================================================================
    Total from investment operations                            4.08           (3.19)           1.23
==========================================================================================================
Less dividends from net investment income                      (0.17)          (0.06)          (0.01)
==========================================================================================================
Net asset value, end of period                                $20.85         $ 16.94          $20.19
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                24.15%         (15.79)%          6.49%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,808         $ 1,949          $  400
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                         1.06%(c)(d)     1.03%           1.03%(e)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     0.66%(c)        0.42%          (0.10)%(e)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                        31%            113%             73%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $2,882,370.


(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 1.07%.


(e) Annualized.


(f) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
--------------------------------------------------------------------------------





                                                                                          NOVEMBER 7, 2001
                                                                   YEAR ENDED             (DATE SALES
                                                                  DECEMBER 31,            COMMENCED) TO
                                                              ---------------------       DECEMBER 31,
                                                               2003          2002            2001
                                                              -------       -------       ----------------
Net asset value, beginning of period                          $  3.78       $  5.58            $ 5.33
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)     (0.04)(a)         (0.01)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.44         (1.76)             0.26
==========================================================================================================
    Total from investment operations                             1.41         (1.80)             0.25
==========================================================================================================
Net asset value, end of period                                $  5.19       $  3.78            $ 5.58
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 37.30%       (32.26)%            4.69%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,358       $11,498            $3,552
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.45%(c)      1.45%             1.45%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.55%(c)      1.68%             1.61%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.76)%(c)    (0.82)%           (0.85)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                        139%          208%              144%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $30,455,674.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------





                                                                                 MARCH 14, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                 2003               2002
                                                                --------            --------
Net asset value, beginning of period                            $   8.58            $   8.97
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.40(a)             0.42(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.37               (0.08)
===============================================================================================
    Total from investment operations                                0.77                0.34
===============================================================================================
Less dividends from net investment income                          (0.57)              (0.73)
===============================================================================================
Net asset value, end of period                                  $   8.78            $   8.58
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                     9.02%               3.90%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $    762            $    124
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                             1.20%(c)            1.19%(d)
===============================================================================================
Ratio of net investment income to average net assets                4.46%(c)            5.90%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                           153%                 86%
_______________________________________________________________________________________________
===============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $472,645.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


AIM V.I. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------




                                                                                       SEPTEMBER 19, 2001
                                                                   YEAR ENDED             (DATE SALES
                                                                  DECEMBER 31,           COMMENCED) TO
                                                              ---------------------       DECEMBER 31,
                                                               2003          2002             2001
                                                              -------       -------    ------------------
Net asset value, beginning of period                          $ 12.35       $ 11.52          $11.84
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.33(a)       0.46(a)         0.16(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.22)         0.60           (0.14)
=========================================================================================================
    Total from investment operations                             0.11          1.06            0.02
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)        (0.23)          (0.34)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.00)           --              --
=========================================================================================================
    Total distributions                                         (0.29)        (0.23)          (0.34)
=========================================================================================================
Net asset value, end of period                                $ 12.17       $ 12.35          $11.52
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  0.93%         9.25%           0.22%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,325       $14,926          $  946
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets                          1.01%(c)      1.06%           1.41%(d)
=========================================================================================================
Ratio of net investment income to average net assets             2.68%(c)      3.76%           4.76%(d)
=========================================================================================================
Ratio of interest expense to average net assets                  0.01%(c)      0.01%           0.28%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        265%          170%            199%
_________________________________________________________________________________________________________
=========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $21,427,276.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------




                                                                                        SEPTEMBER 19, 2001
                                                                   YEAR ENDED              (DATE SALES
                                                                  DECEMBER 31,            COMMENCED) TO
                                                              --------------------         DECEMBER 31,
                                                               2003         2002               2001
                                                              -------      -------      ------------------
Net asset value, beginning of period                          $11.27       $ 16.36            $14.67
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)        (0.06)(a)         (0.02)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                3.51         (5.03)             1.75
==========================================================================================================
     Total from investment operations                           3.48         (5.09)             1.73
==========================================================================================================
Less dividends from net investment income                         --            --             (0.04)
==========================================================================================================
Net asset value, end of period                                $14.75       $ 11.27            $16.36
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                30.88%       (31.11)%           11.79%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,803       $ 2,733            $  604
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                         1.14%(c)      1.16%             1.17%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets    (0.38)%(c)    (0.46)%           (0.46)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                       101%          195%              239%
__________________________________________________________________________________________________________
==========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $5,348,688.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------




                                                                                 MARCH 26, 2002
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2003                2002
                                                              ------------       ---------------
Net asset value, beginning of period                             $ 4.99              $ 5.27
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.49(a)             0.38(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.90               (0.66)
================================================================================================
    Total from investment operations                               1.39               (0.28)
================================================================================================
Less dividends from net investment income                         (0.43)                 --
================================================================================================
Net asset value, end of period                                   $ 5.95              $ 4.99
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   27.89%              (5.31)%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,251              $  142
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.45%(c)            1.45%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.45%(c)            1.55%(d)
================================================================================================
Ratio of net investment income to average net assets               8.29%(c)           10.05%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                          101%                 74%
________________________________________________________________________________________________
================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year. Total returns do not reflect charges at separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $574,771.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------




                                                                                           SEPTEMBER 19, 2001
                                                                    YEAR ENDED                (DATE SALES
                                                                   DECEMBER 31,              COMMENCED) TO
                                                              -----------------------         DECEMBER 31,
                                                               2003            2002               2001
                                                              -------         -------      ------------------
Net asset value, beginning of period                          $ 12.45         $ 14.90            $14.42
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.06(a)         0.03(a)           0.01(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.51           (2.40)             0.93
=============================================================================================================
    Total from investment operations                             3.57           (2.37)             0.94
=============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.05)          (0.08)            (0.05)
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --             (0.41)
=============================================================================================================
    Total distributions                                         (0.05)          (0.08)            (0.46)
=============================================================================================================
Net asset value, end of period                                $ 15.97         $ 12.45            $14.90
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 28.68%         (15.89)%            6.63%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,972         $ 4,751            $  374
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.35%(c)        1.31%             1.30%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.35%(c)        1.34%             1.30%(d)
=============================================================================================================
Ratio of net investment income to average net assets             0.44%(c)        0.19%             0.22%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                         79%             71%              109%
_____________________________________________________________________________________________________________
=============================================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c)Ratios are based on average daily net assets of $11,443,075.


(d)Annualized.


(e)Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. MID CAP CORE EQUITY FUND
--------------------------------------------------------------------------------




                                                                                          SEPTEMBER 10, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              --------------------           DECEMBER 31,
                                                               2003         2002                 2001
                                                              ------       -------        ------------------
Net asset value, beginning of period                          $ 9.51       $ 10.71              $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)(a)     (0.04)(a)           (0.01)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.60         (1.16)               0.73
============================================================================================================
    Total from investment operations                            2.57         (1.20)               0.72
============================================================================================================
Less distributions:
  Dividends from net investment income                            --            --               (0.01)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.07)           --                  --
============================================================================================================
Net asset value, end of period                                $12.01       $  9.51              $10.71
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                27.05%       (11.20)%              7.22%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,874       $ 1,214              $  536
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.32%(c)      1.45%               1.44%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.32%(c)      1.55%               5.44%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.24)%(c)    (0.37)%             (0.25)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                        37%           36%                 20%
____________________________________________________________________________________________________________
============================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $2,094,331.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------




                                                                                      DECEMBER 16, 2001
                                                                   YEAR ENDED            (DATE SALES
                                                                  DECEMBER 31,          COMMENCED) TO
                                                              --------------------      DECEMBER 31,
                                                               2003          2002           2001
                                                              -------       ------    -----------------
Net asset value, beginning of period                          $  1.00       $ 1.00          $1.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.003         0.01           0.00
-------------------------------------------------------------------------------------------------------
Less distributions from net investment income                  (0.003)       (0.01)          0.00
=======================================================================================================
Net asset value, end of period                                $  1.00       $ 1.00          $1.00
_______________________________________________________________________________________________________
=======================================================================================================
Total return(a)                                                  0.33%        0.93%          0.05%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 2,382       $7,831          $ 997
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                          0.91%(b)     0.92%          0.89%(c)
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of net investment income to average net assets             0.34%(b)     0.93%          3.11%(c)
_______________________________________________________________________________________________________
=======================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(b) Ratios are based on average daily net assets of $4,142,133.


(c) Annualized.

                          ----------------------------

                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

AIM V.I. PREMIER EQUITY FUND
--------------------------------------------------------------------------------




                                                                                         SEPTEMBER 19, 2001
                                                                    YEAR ENDED              (DATE SALES
                                                                   DECEMBER 31,            COMMENCED) TO
                                                              -----------------------       DECEMBER 31,
                                                               2003            2002             2001
                                                              -------         -------    ------------------
Net asset value, beginning of period                          $ 16.17         $ 23.34         $ 21.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.04(a)         0.00(a)         0.00(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.97           (7.10)           2.85
===========================================================================================================
    Total from investment operations                             4.01           (7.10)           2.85
===========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.04)          (0.07)          (0.03)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --           (0.48)
===========================================================================================================
    Total distributions                                            --           (0.07)          (0.51)
===========================================================================================================
Net asset value, end of period                                $ 20.14         $ 16.17         $ 23.34
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 24.83%         (30.44)%         13.66%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,414         $10,834         $   687
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                          1.10%(c)        1.10%           1.10%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets      0.23%(c)       (0.01)%         (0.01)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                         50%             46%             40%
___________________________________________________________________________________________________________
===========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(c) Ratios are based on average daily net assets of $15,604,957.


(d) Annualized.


(e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the fund. The fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. The funds' annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

    If you wish to obtain free copies of the funds' current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

    You also can review and obtain copies of the funds' SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
 AIM VARIABLE INSURANCE FUNDS SERIES II
 SEC 1940 Act file number: 811-7452
----------------------------------------

AIMinvestments.com                VI-PRO-2

                                                  AIM V.I. LARGE CAP GROWTH FUND

                                                                     PROSPECTUS

                                                                 APRIL 30, 2004


Series II shares

Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Large Cap Growth Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares ("Series II shares") of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2

Expense Example                                      2

FUND MANAGEMENT                                      3
------------------------------------------------------
The Advisor                                          3

Advisor Compensation                                 3

Portfolio Managers                                   3

OTHER INFORMATION                                    4
------------------------------------------------------
Purchase and Redemption of Shares                    4

Pricing of Shares                                    4

Taxes                                                4

Dividends and Distributions                          4

Share Classes                                        4

Distribution Plan                                    4

Pending Litigation                                   5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

APPENDIX I                                         I-1
------------------------------------------------------

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the above-referenced period ended March 31, 2004, had a market capitalization of $5.2 million. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Securities and Exchange Commission ("SEC") rules do not allow us to provide a bar chart and performance table for funds that do not have at least a full calendar year of performance.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND


The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.



SHAREHOLDER FEES
--------------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                      SERIES II SHARES
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                 N/A

Maximum Deferred
Sales Charge (Load)                                                         N/A
--------------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
--------------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                                     SERIES II SHARES
--------------------------------------------------------------------------------------
Management Fees                                                             0.75%

Rule 12b-1 Fees                                                             0.25

Other Expenses                                                              0.70

Total Annual Fund
Operating Expenses                                                          1.70

Waivers                                                                     0.25

Net Expenses                                                                1.45(2)
--------------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.45%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.45% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements are in effect through December 31, 2004.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples do not assume that any fund expense waivers or reimbursement arrangements are in effect for the periods indicated. The example does not reflect charges at the separate account level. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                           1 YEAR   3 YEARS
-----------------------------------------------------------
AIM V.I. Large Cap Growth Fund              $148     $511
-----------------------------------------------------------

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 3, 2003, the advisor did not receive any compensation due to a contractual expense limitation agreement between the advisor and the fund.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are as follows:

- Geoffrey V. Keeling, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.

- Robert L. Shoss, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1995.


They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES


The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN


The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------


PENDING LITIGATION



A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.



    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).



    The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.



    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                                AUGUST 29, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED)
                                                                TO DECEMBER 31,
                                                                    2003
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.03)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.94
=================================================================================
    Total from investment operations                                    0.91
=================================================================================
Less distributions from net investment income                          (0.01)
=================================================================================
Net asset value, end of period                                      $  10.90
_________________________________________________________________________________
=================================================================================
Total return(a)                                                         9.11%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $    546
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                           1.48%(b)
---------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                       14.79%(b)
_________________________________________________________________________________
=================================================================================
Ratio of net investment income (loss) to average net assets            (0.88)%(b)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(c)                                                37%
_________________________________________________________________________________
=================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(b)  Ratios are annualized and based on average daily net assets of $522,226.


(c)  Not annualized for periods less than one year.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                         ------------------------------
                         AIM V.I. LARGE CAP GROWTH FUND
                         ------------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.



If you wish to obtain free copies of the fund's current SAI, please contact us



BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246



You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------

   AIM V.I. Large Cap Growth Fund Series II


   SEC 1940 Act file number: 811-7452


----------------------------------------

AIMinvestments.com


                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                       AIM V.I. REAL ESTATE FUND

                                                                     PROSPECTUS
                                                                 APRIL 30, 2004

Series II shares

Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Real Estate Fund seeks to achieve long-term growth of capital.

-----------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares ("Series II shares") of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fees and Expenses of the Fund                        5

Expense Example                                      5

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    7
------------------------------------------------------
Purchase and Redemption of Shares                    7

Pricing of Shares                                    7

Taxes                                                7

Dividends and Distributions                          7

Share Classes                                        7

Distribution Plan                                    7

Pending Litigation                                   8

FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
APPENDIX I                                         I-1
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.


    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.


    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.


    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.


    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate,

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown do not reflect charges at the separate account level; if they did, the performance shown would be lower.


    Series II shares were first offered April 30, 2004. Performance shown for periods prior to the inception date of the Series II shares (April 30, 2004) are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund).


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                              (PERFORMANCE CHART)

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................    0.10%
2000...................................................................   28.31%
2001...................................................................   -1.01%
2002...................................................................    6.11%
2003...................................................................   38.48%




    During the periods shown in the bar chart, the highest quarterly return was 14.08% (quarter ended June 30, 2003) and the lowest quarterly return was -8.38% (quarter ended September 30, 1999). For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO Funds Group, Inc., an affiliate of A I M Advisors, Inc. Effective April 30, 2004 the fund changed its investment objective. Performance shown for the fund reflects the investment objective of the fund in effect during the periods shown.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to those of unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. The returns shown reflect the restated historical performance of the fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the fund's Series II shares is April 30, 2004.



AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
                                                                              SERIES I
                                                                               SHARES
(for the periods ended                                         SINCE         INCEPTION
December 31, 2003)                        1 YEAR   5 YEARS   INCEPTION          DATE
------------------------------------------------------------------------------------------
AIM V.I. Real Estate Fund(1)              38.48%    13.31%       8.14%         03/31/98
Standard & Poor's 500 Index(2,3)          28.67%    (0.57)%      1.62%         03/31/98
NAREIT-Equity REIT Index(3,4,5)           37.14%    14.35%       8.76%         03/31/98
Morgan Stanley REIT Index(3,4,6)          36.74%    14.12%       8.75%         03/31/98
Lipper Real Estate Fund Index(3,4,7)      37.21%    13.66%       8.20%         03/31/98
------------------------------------------------------------------------------------------



(1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO Funds Group, Inc., an affiliate of A I M Advisors, Inc. Additionally, (i) on April 30, 2004, the fund changed its investment objective (performance shown for the fund reflects the investment objective of the fund in effect during the periods shown), and (ii) the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares (the inception date of the fund's Series II shares is April 30, 2004). Total return figures include reinvested dividends and capital gain distributions and the effect of the fund's expenses.


(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


(3) The index does not reflect payment of fees, expenses or taxes.


(4) The fund has also included the NAREIT-Equity REIT Index. In conjunction with the change in the fund's investment objective on April 30, 2004, the fund has elected to use the Morgan Stanley REIT Index as its style-specific index rather than the NAREIT-Equity REIT Index. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(5) The NAREIT-Equity REIT Index is an unmanaged index considered representative of the U.S. real estate investment trust equity market.


(6) The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.


(7) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate Category.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND


The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.



SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                                             SERIES II SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                         N/A

Maximum Deferred
Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
-------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                            SERIES II SHARES
-------------------------------------------------------------------------------
Management Fees                                                     0.90%

Rule 12b-1 Fees                                                     0.25

Other Expenses                                                      0.92

Total Annual Fund
Operating Expenses                                                  2.07

Fee Waiver and Expense Reimbursements                               0.62

Net Expenses                                                        1.45(2,3,4)
-------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.45%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.45% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expense incurred by the fund. These expense limitation agreements are in effect through April 30, 2005.


(3) As of December 31, 2003, the fund offered only one series of shares. The fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


(4) The fund's advisor is entitled to receive reimbursement from the fund for fees and expenses paid for by the fund's advisor pursuant to expense limitation commitments between the fund's advisor and the fund if such reimbursement does not cause the fund to exceed its then-current expense limitations and the reimbursement is made within three years after the fund's advisor incurred the expense.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples do not assume that any fund expense waivers or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Real Estate Fund                   $148     $589     $1,057     $2,351
--------------------------------------------------------------------------------

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR


A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund (formerly known as INVESCO VIF-Real Estate Opportunity Fund) and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, INVESCO Institutional (N.A.), Inc. (the subadvisor) is located at 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.


    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    Prior to April 30, 2004, the fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation. On April 30, 2004, the fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. (INVESCO) served as the investment advisor for the fund.


    The advisor, the subadvisor and INVESCO are affiliates.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, INVESCO received compensation of 0.63% of average daily net assets.


PORTFOLIO MANAGERS

The subadvisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1990.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the subadvisor and/or its affiliates since 1989.


They are assisted by the Real Estate Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES


The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both ordinary income and capital gains. At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN


The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------


PENDING LITIGATION



A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. Certain information reflects financial results for a single Series I share.


    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.


    This information has been audited by PricewaterhouseCoopers LLP, independent accounts, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2003          2002          2001          2000          1999
                                                              -------       -------       -------       -------       -------
Net asset value, beginning of period                          $ 10.49       $  9.97       $10.15        $ 7.91        $ 8.22
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.20          0.14         0.20          0.15          0.29
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.87          0.50        (0.28)         2.11         (0.28)
=============================================================================================================================
    Total from investment operations                             4.07          0.64        (0.08)         2.26          0.01
=============================================================================================================================
Less dividends from net investment income                       (0.22)        (0.12)       (0.10)        (0.02)        (0.32)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 14.34       $ 10.49       $ 9.97        $10.15        $ 7.91
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(a)                                                 38.82%         6.37%       (0.76)%       28.63%         0.35%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,087       $12,869       $4,723        $2,456        $  625
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                    1.35%(b)      1.36%        1.38%         1.73%         1.92%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                 1.62%(b)      1.89%        2.70%         5.28%         9.72%
=============================================================================================================================
Ratio of net investment income to average net assets             3.02%(b)      4.53%        4.35%         3.96%         4.25%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           126%          191%         163%          168%          465%
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(b) Ratios are based on average daily net assets of $17,892,570.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------

APPENDIX I




Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                           --------------------------
                           AIM V.I. REAL ESTATE FUND
                           --------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.



If you wish to obtain free copes of the fund's current SAI, please contact us



BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246



You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------

   AIM V.I. Real Estate Fund Series II


   SEC 1940 Act file number: 811-7452


----------------------------------------

AIMinvestments.com


                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                  AIM V.I. SMALL CAP EQUITY FUND


                                                                     PROSPECTUS

                                                                 APRIL 30, 2004


Series II shares

Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Small Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares ("Series II shares") of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2

Expense Example                                      2
------------------------------------------------------
FUND MANAGEMENT                                      3
------------------------------------------------------
The Advisor                                          3

Advisor Compensation                                 3

Portfolio Managers                                   3

OTHER INFORMATION                                    4
------------------------------------------------------
Purchase and Redemption of Shares                    4

Pricing of Shares                                    4

Taxes                                                4

Dividends and Distributions                          4

Share Classes                                        4

Distribution Plan                                    4

Pending Litigation                                   5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

APPENDIX I                                         I-1
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the above-referenced period ended March 31, 2004, had a market capitalization of $2.6 billion. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. The fund may also invest up to 25% of its total assets in foreign securities.


    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as a balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter party risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the fund.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


Securities and Exchange Commission ("SEC") rules do not allow us to provide a bar chart and performance table for funds that do not have at least a full calendar year of performance, and if it did, expenses would be higher.


FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND


The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.



SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                                             SERIES II SHARES
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                         N/A

Maximum Deferred
Sales Charge (Load)                                                 N/A
-------------------------------------------------------------------------------



"N/A" in the above table means "not applicable."



ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1)
-------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                            SERIES II SHARES
-------------------------------------------------------------------------------
Management Fees                                                     0.85%

Rule 12b-1 Fees                                                     0.25

Other Expenses                                                      0.70

Total Annual Fund
Operating Expenses                                                  1.80

Waivers                                                             0.35
Net Expenses                                                        1.45(2)
-------------------------------------------------------------------------------



(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


(2) The fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.45%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.45% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's board of trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements are in effect through December 31, 2004.


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series II shares of the fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The examples do not assume that any fund expense waivers or reimbursement arrangements are in effect for the periods indicated. The example does not reflect charges at the separate account level. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



SERIES II SHARES                           1 YEAR   3 YEARS
-----------------------------------------------------------
AIM V.I. Small Cap Equity Fund              $148     $532
-----------------------------------------------------------

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor did not receive any compensation due to a contractual expense limitation agreement between the advisor and the fund.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the fund's portfolio are as follows:

- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2003 and has been associated with the advisor and/or its affiliates since 1994.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investments, Inc.


They are assisted by the Small/Mid Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES


The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computations of the fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined as of the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

    At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN


The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays this fee out of its assets on an ongoing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of charges.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------


PENDING LITIGATION



A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds (INVESCO Funds are also advised by AIM), their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.



    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).



    The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.



    This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                AUGUST 29, 2003
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                  DECEMBER 31,
                                                                      2003
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.02)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               1.41
================================================================================
    Total from investment operations                                   1.39
================================================================================
Less distributions:
  Dividends from net investment income                                (0.00)
--------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.01)
================================================================================
    Total distributions                                               (0.01)
================================================================================
Net asset value, end of period                                       $11.38
________________________________________________________________________________
================================================================================
Total return(a)                                                       13.88%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  569
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.47%(b)
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   13.11%(b)
================================================================================
Ratio of net investment income (loss) to average net assets           (0.59)%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                               26%
________________________________________________________________________________
================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


(b)  Ratios are annualized and based on average daily net assets of $529,703.


(c)  Not annualized for periods less than one year.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------

APPENDIX I




Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                       ---------------------------------
                         AIM V.I. SMALL CAP EQUITY FUND
                       ---------------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.



If you wish to obtain free copies of the fund's current SAI, please contact us



BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246



You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------

   AIM V.I. Small Cap Equity Fund Series II


   SEC 1940 Act file number: 811-7452


----------------------------------------

AIMinvestments.com


                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

PROSPECTUS | April 30, 2004


INVESCO VIF - CORE EQUITY FUND

SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 4
Fees Table And Expenses Example........... 5
Investment Risks.......................... 5
Principal Risks Associated With The Fund.. 6
Temporary Defensive Positions............. 8
Fund Management........................... 8
Portfolio Managers........................ 8
Share Price............................... 8
Taxes..................................... 9
Dividends And Capital Gain Distributions.. 9
Voting Rights............................. 9
Share Classes............................. 9
Distribution Plan......................... 9
Pending Litigation........................ 9
Financial Highlights..................... 10
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[GRAPHIC] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks to provide a high total return
THE FUND'S CURRENT      through both growth and current income. It is
INVESTMENTS AND MARKET  actively managed. The Fund invests in a mix of
OUTLOOK, PLEASE SEE THE equity securities and debt securities, as well as
MOST RECENT ANNUAL OR   in options and other investments whose value is
SEMIANNUAL REPORT.      based on the values of these securities.
                        The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least
                        50% of stocks which the Fund holds will be dividend-paying common and preferred stocks.
                        Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depository Receipts ("ADRs"). The Fund will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"): (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee Bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this limitation.

     The Fund is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.
     Because the Fund invests primarily in the securities of larger companies, the Fund's share price tends to rise and fall with the up and down price movements of larger company stocks. Due to its investment strategy, the Fund's portfolio includes relatively few smaller companies, which may be a disadvantage if smaller companies outperform the broad market.
     Investing in preferred stocks often is more costly than investing in common stock of the same company. The additional cost of investing in preferred stock may outweigh the benefit of dividend payments if the market value of the preferred stock does not sufficiently appreciate. Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk -- that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund's portfolio may decline in value more than the overall securities markets.

     At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.
     The Fund is subject to other principal risks such as potential conflicts, credit, debt securities, foreign securities, interest rate, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.




     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


------------------------------------------------------------------------
      INVESCO VIF - CORE EQUITY FUND
      ACTUAL ANNUAL TOTAL RETURN(1,2)
------------------------------------------------------------------------
                                    [CHART]
 '95     '96     '97     '98     '99    '00     '01       '02      '03
------  ------  ------  ------  ------  -----  -------  --------  ------
28.93%  21.97%  27.85%  15.01%  14.55%  4.60%  (9.20%)  (19.31%)  22.29%
------------------------------------------------------------------------
 Best Calendar Qtr.  6/03  14.65%
 Worst Calendar Qtr.  9/02 (17.59%)
------------------------------------------------------------------------


-----------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                       FOR THE PERIODS ENDED
                                              12/31/03
                                      ---------------------------
                                                         SINCE
                                      1 YEAR  5 YEARS  INCEPTION
-----------------------------------------------------------------
INVESCO VIF - Core Equity Fund/1/     22.29%   1.43%   10.30%/2/
S&P 500 Index/3,4/                    28.67%  (0.57%)  11.81%/2/
Lipper Large-Cap Core Fund Index/4,5/ 24.80%  (1.08%)  10.04%/2/
-----------------------------------------------------------------






   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on August 9, 1994. Index comparison begins on July 31, 1994.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance, and closely reflects the performance of the securities in which the Fund invests. The Lipper Large-Cap Core Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series II shares
Management Fees                              0.75%
Distribution and service (12b-1) Fees        0.25%
Other Expenses                               0.38%(2)
Total Annual Fund Operating Expenses         1.38%(3)



     ---

     "N/A" in the above table means "not applicable."


   (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


   (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


   (3) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     This example is intended to help you compare the costs of investing in the Series II shares of the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any Fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


Series II shares                  1 year 3 years 5 years 10 years
                                  ------ ------- ------- --------
  INVESCO VIF - Core Equity Fund    $140    $437    $755   $1,657

[GRAPHIC] Investment Risks

BEFORE ALLOCATING CONTRACT     You should determine the level of risk with which
VALUES TO THE FUND, YOU        you are comfortable before you allocate contract
SHOULD DETERMINE THE LEVEL     values to the Fund. The principal risks of any
OF RISK WITH WHICH YOU ARE     mutual fund, including the Fund, are:
COMFORTABLE. TAKE INTO
ACCOUNT FACTORS LIKE YOUR      Not Insured. Mutual funds are not insured by the
AGE, CAREER, INCOME LEVEL, AND FDIC or any other government agency, unlike bank
TIME HORIZON.                  deposits such as CDs or savings accounts.
                               No Guarantee. No mutual fund can guarantee that
                               it will meet its investment objectives.
                               Possible Loss Of Investment. A mutual fund cannot
                               guarantee its performance, nor assure you that
                               the market value of your investment will
                               increase. You may lose the money you invest, and
                               the Fund will not reimburse you for any of these
                               losses.
                               Volatility. The price of Fund shares will
                               increase or decrease with changes in the value of
                               the Fund's underlying investments and changes in
                               the equity and debt markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large companies are less volatile than those of mid-size companies or small companies.
     CREDIT RISK
     The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.
     DEBT SECURITIES RISK
     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.
     Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.
     Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Junk bonds are perceived by independent rating agencies as having a greater risk that their issuers will not be able to pay the interest and principal as they become due over the life of the bond. In addition to the loss of interest payments, the market value of a defaulted bond would likely drop, and the Fund would be forced to sell it at a loss. Debt securities rated lower than B by either S&P or Moody's are usually considered to be highly speculative.
     In addition to poor individual company performance in the marketplace or in internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely affect issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.
     Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     INTEREST RATE RISK
     Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements. LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Credit and Counterparty Risks price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                         INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and INVESCO Institutional is
AND ADI ARE SUBSIDIARIES OF  the sub-advisor for the Fund. INVESCO Institutional is an affiliate of
AMVESCAP PLC, AN             INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas
INTERNATIONAL INVESTMENT     77046-1173. The Fund's investment advisor manages the investment
MANAGEMENT COMPANY THAT      operations of the Fund and has agreed to perform or arrange for the
MANAGES MORE THAN $371       performance of the Fund's day-to-day management. AIM has acted as an
BILLION IN ASSETS WORLDWIDE. investment advisor since its organization in 1976. Today, AIM, together
AMVESCAP IS BASED IN LONDON, with its subsidiaries, advises or manages over 200 investment portfolios,
WITH MONEY MANAGERS          encompassing a broad range of investment objectives. INVESCO Institutional
LOCATED IN EUROPE, NORTH     is located at 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia. As
AND SOUTH AMERICA, AND THE   sub-advisor, INVESCO Institutional is responsible for the Fund's
FAR EAST.                    day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the
                             Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended December 31, 2003.


-------------------------------------------------------------------------
                                  ADVISORY FEE AS A PERCENTAGE OF FUND
FUND                           AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
-------------------------------------------------------------------------
INVESCO VIF - Core Equity Fund                   0.75%

Portfolio Managers
     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Michael Heyman has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.
     Mark Lattis has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign tax futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.
[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions

NET INVESTMENT INCOME AND NET  The Fund intends to distribute substantially all
REALIZED CAPITAL GAINS ARE     of its net investment income, if any, in
DISTRIBUTED TO SHAREHOLDERS AT dividends to its shareholders. For dividend
LEAST ANNUALLY.                purposes, net investment income consists of all
                               dividends or interest earned by the Fund's
                               investments, minus the Fund's expenses (including
                               the advisory fee). All of the Fund's net realized
                               capital gains, if any, are distributed
                               periodically, no less frequently than annually.
                               All dividends and distributions of the Fund are
                               reinvested in additional shares of the Fund at
                               net asset value.

Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.
Distribution Plan

     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                  Year ended December 31,
                                                                   -----------------------------------------------------
                                                                        2003        2002       2001      2000      1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  14.77       $ 18.58   $  20.71   $  21.01  $ 18.61
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.13          0.21       0.20       0.23     0.26
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.20         (3.76)     (2.06)      0.72     2.50
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.33         (3.55)     (1.86)      0.95     2.76
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.19)        (0.26)     (0.21)     (0.02)   (0.25)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --      (0.06)     (1.23)   (0.11)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.19)        (0.26)     (0.27)     (1.25)   (0.36)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.91       $ 14.77   $  18.58   $  20.71  $ 21.01
-------------------------------------------------------------------------------------------------------------------------
Total return(a)                                                       22.60%       (19.11)%    (8.97)%     4.87%   14.84%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $109,203       $95,531   $133,754   $126,683  $79,893
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.10%(b)      1.12%      1.09%      1.08%    1.05%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.82%(b)      0.99%      1.27%      1.37%    1.38%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  93%           49%        29%        69%      86%
-------------------------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods.


 (b)  Ratios are based on average daily net assets of $100,048,416.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS
     INVESCO VIF - CORE EQUITY FUND

     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004
INVESCO VIF - DYNAMICS FUND

SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 4
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 6
Portfolio Managers........................ 6
Share Price............................... 7
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights............................. 7
Share Classes............................. 7
Distribution Plan......................... 7
Pending Litigation........................ 8
Financial Highlights...................... 8
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
                 --------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks long-term capital growth. It is
THE FUND'S CURRENT IN-  actively managed. The Fund invests primarily in
VESTMENTS AND MARKET    equity securities that the Advisor believes will
OUTLOOK, PLEASE SEE THE rise in price faster than other securities, as
MOST RECENT ANNUAL OR   well as in options and other investments whose
SEMIANNUAL REPORT.      values are based upon the values of equity
                        securities.
                        The Fund normally invests at least 65% of its net assets in common stocks of mid-size companies.
                        The Fund considers a company to be a
                        mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds.

     The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that the Advisor believes will lead to rapid sales or earnings growth.
     The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently.
     The Fund is managed in the growth style. The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio focusing on company fundamentals and growth prospects when selecting securities.
     We seek securities for the Fund that meet the following standards:
    . Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
    . Leadership: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution, or some other innovative means.
    . Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

     While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these mid-sized and small company securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of his Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.
     The Fund is subject to other principal risks such as potential conflicts, market, liquidity, counterparty, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.


     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


---------------------------------------------------
       INVESCO VIF - DYNAMICS FUND
      ACTUAL ANNUAL TOTAL RETURN(1,2)
---------------------------------------------------
                                    [CHART]
 '98      '99     '00       '01      '02      '03
------   ------  -------  -------- --------  ------
19.05%   55.21%  (3.79%)  (31.31%) (32.07%)  37.48%
---------------------------------------------------
Best Calendar Qtr.  12/99 33.15%
Worst Calendar Qtr. 9/01 (34.23%)
---------------------------------------------------










---------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN
                                       FOR THE PERIODS ENDED 12/31/03
                                       ------------------------------
                                                            SINCE
                                       1 YEAR   5 YEARS   INCEPTION
---------------------------------------------------------------------
 INVESCO VIF - Dynamics Fund(1)        37.48%   (0.86%)   2.61%(2)
 S&P 500 Index(3,4)                    28.67%   (0.57%)   4.93%(2)
 Russell Midcap(R) Growth Index(4,5)   42.71%    2.01%    4.61%(2)
 Lipper Mid-Cap Growth Fund Index(4,6) 35.42%    2.18%    3.97%(2)
---------------------------------------------------------------------


   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on August 22, 1997. Index comparison begins on August 31, 1997.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Russell Midcap(R) Growth Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Russell Midcap(R) Growth Index measures the performance of those securities in the Russell Midcap(R) Index with a higher than average growth forecast.


   (6) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 Index.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series II shares
Management Fees                              0.75%
Distribution and Service (12b-1) Fees        0.25%
Other Expenses                               0.42%(2)
Total Annual Fund Operating Expenses         1.42%(3)





     ---

   "N/A" in the above table means "not applicable."


    (1) Except as otherwise notes, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


   (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


   (3) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     This example is intended to help you compare the costs of investing in the Fund's Series II shares to the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any Fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year 3 Years 5 Years 10 Years
                               ------ ------- ------- --------
Series II shares
  INVESCO VIF - Dynamics Fund   $145   $449    $776    $1,702

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-     You should determine the level of risk with which
TRACT VALUES TO THE        you are comfortable before you allocate contract
FUND, YOU SHOULD DE-       values to the Fund. The principal risks of any
TERMINE THE LEVEL OF RISK  mutual fund, including the Fund, are:
WITH WHICH YOU ARE COM-
FORTABLE. TAKE INTO AC-    Not Insured. Mutual funds are not insured by the
COUNT FACTORS LIKE YOUR    FDIC or any other government agency, unlike bank
AGE, CAREER, INCOME LEVEL, deposits such as CDs or savings accounts.
AND TIME HORIZON.
                           No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                           Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                           Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.
                 --------------------------------------------

     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.


     Fund Management

AIM, INVESCO INSTITUTIONAL AND   INVESTMENT ADVISOR
ADI ARE SUBSIDIARIES OF AMVESCAP
PLC, AN INTERNATIONAL INVEST-    AIM is the investment advisor for the Fund
MENT MANAGEMENT COMPANY          and INVESCO Institutional is the sub-advisor
THAT MANAGES MORE THAN $371      for the Fund. INVESCO Institutional is an
BILLION IN ASSETS WORLDWIDE.     affiliate of INVESCO. AIM is located at 11
AMVESCAP IS BASED IN LONDON,     Greenway Plaza, Suite 100, Houston, Texas
WITH MONEY MANAGERS LOCATED      77046-1173. The Fund's investment advisor
IN EUROPE, NORTH AND SOUTH       manages the investment operations of the Fund
AMERICA, AND THE FAR EAST.       and has agreed to perform or arrange for the
                                 performance of the Fund's day-to-day
                                 management. AIM has acted as an investment advisor since its organization in 1976.
                                 Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE,
                                 Suite 250, Atlanta, Georgia. As sub-advisor,
                                 INVESCO Institutional is responsible for the Fund's day-to-day management, including the
                                 Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                                 A I M Distributors, Inc. ("ADI") is the
                                 Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO
                                 Institutional and ADI are subsidiaries of AMVESCAP PLC.

                                 Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended December 31, 2003.

     ----------------------------------------------------------------------
                                      ADVISORY FEE AS A PERCENTAGE OF
     FUND                        AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
     ----------------------------------------------------------------------
     INVESCO VIF - Dynamics Fund                    0.75%


     Portfolio Managers

     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Timothy J. Miller, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

     Michelle Fenton is the Portfolio Manager of the Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Michelle received her bachelor's degree in finance from Montana State University.

     Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME AND  The Fund intends to distribute substantially all
NET REALIZED CAPITAL GAINS of its net investment income, if any, in ARE DISTRIBUTED TO SHARE- dividends to its shareholders. For dividend
HOLDERS AT LEAST ANNUALLY. purposes, net investment income consists of all dividends or interest earned by the Fund's investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                           All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution of "Rule 12b-1 Plan", which is described in this prospectus.
Distribution Plan

     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                        Year ended December 31,
                                                                      -------------------------------------------------------------
                                                                       2003           2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   8.54          $  12.54   $  18.21   $  18.90  $ 12.15
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)            (0.00)     (0.00)     (0.00)    0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.30             (4.00)     (5.67)     (0.67)    6.75
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.23             (4.00)     (5.67)     (0.67)    6.75
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --                --         --         --    (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --                --         --      (0.02)      --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --                --         --      (0.02)   (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.77          $   8.54   $  12.54   $  18.21  $ 18.90
-----------------------------------------------------------------------------------------------------------------------------------
Total return(a)                                                       37.82%           (31.90)%   (31.14)%    (3.55)%  55.60%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $169,269          $116,135   $174,716   $170,610  $29,667
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.14%(b)(c)       1.12%      1.08%      1.09%    1.26%(b)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.70)%(c)        (0.75)%    (0.54)%    (0.24)%   0.04%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 129%              110%        62%        58%      70%
-----------------------------------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


 (b) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements were 1.15% and 2.25% for the year ended 2003 and 1999, respectively.


 (c) Ratios are based on average daily net assets of $136,493,501.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS
     INVESCO VIF - DYNAMICS FUND

     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - FINANCIAL SERVICES FUND


SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 4
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 6
Portfolio Manager(s)...................... 6
Share Price............................... 6
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights............................. 7
Share Classes............................. 7
Distribution Plan......................... 7
Pending Litigation........................ 7
Financial Highlights...................... 8
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the
     Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC]  Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S CURRENT IN-  managed. The Fund invests primarily in equity
VESTMENTS AND MARKET    securities that the Advisor believes will rise in
OUTLOOK, PLEASE SEE THE price faster than other securities, as well as in
MOST RECENT ANNUAL OR   options and other investments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies), and suppliers to financial services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the financial services sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the financial services sector;
    . At least 50% of its assets must be devoted to producing revenues from the financial services sector; or
    . Based on other available information, we determine that its primary business is within the financial services sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We place a greater emphasis on companies that are increasing their revenue streams along with their earnings. We seek companies that we believe can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive. We seek companies with successful sales and marketing cultures that leverage technologies in their operations and distribution. We adjust portfolio weightings depending on current economic conditions and relative valuations of securities.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     This sector generally is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.


     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.




   INVESCO VIF - FINANCIAL SERVICES FUND
      ACTUAL ANNUAL TOTAL RETURN(1,2)
-------------------------------------------
                                    [CHART]
     '00       '01       '02       '03
   ------    ------    ------    ------
 24.49%   (10.11%)   (15.11%)  29.26%
-------------------------------------------
 Best Calendar Qtr.  9/00   22.04%
 Worst Calendar Qtr. 9/02  (15.62%)
-------------------------------------------






-------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL RETURN
                                           FOR THE PERIODS ENDED 12/31/03
                                           ------------------------------
                                                           SINCE
                                           1 YEAR        INCEPTION
-------------------------------------------------------------------------
 INVESCO VIF - Financial Services
  Fund(1)                                  29.26%         7.49%(2)
 S&P 500 Index(3,4)                        28.67%        (1.88)%(2)
 S&P 500 Financials Index(4,5)             31.03%         8.10%(2)
 Lipper Financial Services Fund Index(4,6) 31.99%         8.92%(2)
-------------------------------------------------------------------------


   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on September 20, 1999. Index comparisons begin on September 30, 1999.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Standard & Poor's 500 Financials Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Financial Services Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Standard & Poor's 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.


   (6) The Lipper Financial Services Fund Index is an equally weighted representation of the 10 largest funds within the Lipper Financial Services category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series II shares
Management Fees                              0.75%
Distribution and Service (12b-1) Fees        0.25%
Other Expenses                               0.36%(2)
Total Annual Fund Operating Expenses         1.36%(3)



     ---

     "N/A" in the above table means "not applicable."


   (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


   (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


   (3) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series II shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                            1 year 3 years 5 years 10 years
                                            ------ ------- ------- --------
  Series II shares
    INVESCO VIF - Financial Services Fund   $138   $431    $745    $1,635

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-  You should determine the level of risk with which
TRACT VALUES TO THE     you are comfortable before you allocate contract
FUND, YOU SHOULD DE-    values to the Fund. The principal risks of any
TERMINE THE LEVEL OF    mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity securities of companies that are related to financial services, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and the investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
     Fund Management
                         INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AIM is the investment advisor for the Fund and AND ADI ARE SUBSIDIARIES OF INVESCO Institutional is the sub-advisor for the
AMVESCAP PLC, AN INTERNA-   Fund. AIM is located at 11 Greenway Plaza, Suite
TIONAL INVESTMENT MANAGE-   100, Houston, Texas 77046-1173. The Fund's
MENT COMPANY THAT MANAGES   investment advisor manages the investment
MORE THAN $371 BILLION IN   operations of the Fund and has agreed to perform
ASSETS WORLDWIDE. AMVESCAP  or arrange for the performance of the Fund's
IS BASED IN LONDON, WITH    day-to-day management. AIM has acted as an
MONEY MANAGERS LOCATED IN   investment advisor since its organization in
EUROPE, NORTH AND SOUTH     1976. Today, AIM, together with its subsidiaries,
AMERICA, AND THE FAR EAST.  advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE, Suite 250,
                            Atlanta, Georgia. As sub-advisor, INVESCO
                            Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                            A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                            ADI are subsidiaries of AMVESCAP PLC.
                            Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended
                            December 31, 2003.


---------------------------------------------------------------------------
                                      ANNUAL FEE AS A PERCENTAGE OF AVERAGE
FUND                                   ANNUAL NET ASSETS UNDER MANAGEMENT
---------------------------------------------------------------------------
INVESCO VIF - Financial Services Fund                 0.75%


     Portfolio Manager(s)

     The following individual is responsible for the day-to-day management of the Fund's portfolio holdings:
     Joseph W. Skornicka, a vice president of the Advisor and/or its affiliates, is the portfolio manager of the Fund. Before joining the Advisor and/or its affiliates in 2001, Joe was a senior equity analyst and fund manager with Munder Capital Management and an assistant vice president for Comerica Incorporated. He is a CFA charterholder. Joe holds an M.B.A. from the University of Michigan and a B.A. from Michigan State University.

     Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.
[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions

NET INVESTMENT INCOME AND NET   The Fund intends to distribute substantially all
REALIZED CAPITAL GAINS ARE DIS- of its net investment income, if any, in
TRIBUTED TO SHAREHOLDERS AT     dividends to its shareholders. For dividend
LEAST ANNUALLY.                 purposes, net investment income consists of all
                                dividends or interest earned by the Fund's
                                investments, minus the Fund's expenses (including
                                the advisory fee). All of the Fund's net realized
                                capital gains, if any, are distributed
                                periodically, at least once a year. All dividends
                                and distributions of the Fund are reinvested in
                                additional shares of the Fund at net asset value.

Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.
Distribution Plan

     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Pending Litigation




     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the period since inception. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                                                    September 20,
                                                                                                               1999 (Date operations
                                                                              Year ended December 31,               commenced) to
                                                                   ---------------------------------------------    December 31,
                                                                        2003         2002       2001      2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  10.50       $  12.42   $  13.84   $  11.10       $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.08           0.08       0.06       0.03         0.01
------------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.02          (1.93)     (1.43)      2.72         1.09
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.10          (1.85)     (1.37)      2.75         1.10
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.06)         (0.07)     (0.04)        --           --
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --      (0.01)     (0.01)          --
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.06)         (0.07)     (0.05)     (0.01)          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.54       $  10.50   $  12.42   $  13.84       $11.10
------------------------------------------------------------------------------------------------------------------------------------
Total return(a)                                                       29.58%        (14.90)%    (9.88)%    24.80%       11.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $210,352       $142,403   $183,084   $220,316       $9,179
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.09%(b)       1.09%      1.07%      1.09%        1.39%(c)(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.87%(b)       0.57%      0.46%      0.66%        0.67%(c)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                               65%            72%       132%       114%          37%
------------------------------------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.


 (b) Ratios are based on average daily net assets of $166,138,493.


 (c) Annualized.


 (d) After fee waivers and/or expense reimbursements. Prior to fee waivers and/or expense reimbursements ratio of expenses to average net assets was 2.48% (annualized) for the period September 21, 1999 (date operations commenced) to December 31, 1999.


 (e) Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - FINANCIAL SERVICES FUND


     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004
INVESCO VIF - HEALTH SCIENCES FUND

SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 5
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 6
Portfolio Managers........................ 7
Share Price............................... 7
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights............................. 8
Share Classes............................. 8
Distribution Plan......................... 8
Pending Litigation........................ 8
Financial Highlights...................... 9
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investment

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the
     Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S CURRENT      managed. The Fund invests primarily in equity
INVESTMENTS AND MARKET securities that the Advisor believes will rise in OUTLOOK, PLEASE SEE THE price faster than other securities, as well as in
MOST RECENT ANNUAL OR   options and other investments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, bio-technology, and health care providers and services companies. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the health sciences sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
    . At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
    . Based on other available information, we determine that its primary business is within the health sciences sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.

     We focus on the leading players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. Leading players in the health care industry include companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead us to invest in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the portfolio and represent core holdings in the Fund. The Fund also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products. Some companies often have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices and could have an adverse impact upon the companies' future growth and profitability. Changes in government regulation could also have an adverse impact upon the companies' future growth and profitability. Continuing technological advances may mean rapid obsolescence of products and services.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.
[GRAPHIC] Fund Performance

     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II Shares would have had if the Series II Shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.


     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each shares class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund.)


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


----------------------------------------------------------
    INVESCO VIF - HEALTH SCIENCES FUND
     ACTUAL ANNUAL TOTAL RETURN(1,2)
----------------------------------------------------------
                                    [CHART]
 '98     '99     '00       '01      '02       '03
-----   -----   -----     -----    ------    ------
42.50%  4.60%   30.22%  (12.80%)  (24.64%)   27.46%
----------------------------------------------------------
Best Calendar Qtr.  12/98 15.72%
Worst Calendar Qtr. 3/01 (21.49%)
----------------------------------------------------------






--------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURN
                                      FOR THE PERIODS ENDED 12/31/03
                                      ------------------------------
                                                           SINCE
                                      1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------
INVESCO VIF - Health Sciences Fund(1) 27.46%    2.67%     9.22%(2)
S&P 500 Index(3,4)                    28.67%   (0.57%)    5.73%(2)
Goldman Sachs Healthcare Index(4,5)   16.49%    2.08%     9.48%(2)
Lipper Health/Biotech Fund Index(4,6) 30.53%    6.46%    10.58%(2)
--------------------------------------------------------------------


   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on May 21, 1997. Index comparisons begin on May 31, 1997.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Goldman Sachs Healthcare Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Health/Biotech Fund Index (which may or may not include the Fund) is included for comparison to a peer group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Goldman Sachs Healthcare Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the Healthcare sector. The Index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products. The Index return is price only and does not reflect the reinvestment of dividends.




   (6) The Lipper Health/Biotech Index is an equally weighted representation of the 30 largest funds within the Lipper Health/Biotech category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in healthcare, medicine, and biotechnology.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series II shares
Management Fees                             0.75%
Distribution and Service (12b-1) Fees       0.25%
Other Expenses                              0.33%(2)
                                            ----
Total Annual Fund Operating Expenses        1.33%(3)
                                            ====



     ---

     "N/A" in the above table means "not applicable."


   (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


   (3) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series II shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the operating expenses of the Fund remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                           1 year 3 years 5 years 10 years
                                           ------ ------- ------- --------
  Series II shares
    INVESCO VIF - Health Sciences Fund      $135   $421    $729    $1,601

[GRAPHIC] Investment Risks
BEFORE ALLOCATING      You should determine the level of risk with which
CONTRACT VALUES TO     you are comfortable before you allocate contract
THE FUND, YOU SHOULD   values to the Fund. The principal risks of any
DETERMINE THE LEVEL OF mutual fund, including the Fund, are:
RISK WITH WHICH YOU
ARE COMFORTABLE. TAKE  Not Insured. Mutual funds are not insured by the
INTO ACCOUNT FACTORS   FDIC or any other government agency, unlike bank
LIKE YOUR AGE, CAREER, deposits such as CDs or savings accounts.
INCOME LEVEL, AND
TIME HORIZON.          No Guarantee. No mutual fund can guarantee that
                       it will meet its investment objectives.
                       Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                       Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.
        ---------------------------------------------------------------
     Although the Fund generally invests in equity securities of companies that develop, produce, or distribute products or services related to health care, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.


     Fund Management
                               INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AND ADI ARE AIM is the investment advisor for the Fund and
SUBSIDIARIES OF AMVESCAP PLC,          INVESCO Institutional is the sub-advisor for the
AN INTERNATIONAL INVESTMENT            Fund. AIM is located at 11 Greenway Plaza, Suite
MANAGEMENT COMPANY THAT MANAGES        100, Houston, Texas 77046-1173. The Fund's
MORE THAN $371 BILLION IN ASSETS       investment advisor manages the investment
WORLDWIDE. AMVESCAP IS BASED IN        operations of the Fund and has agreed to perform
LONDON, WITH MONEY MANAGERS            or arrange for the performance of the Fund's
LOCATED IN EUROPE, NORTH AND           day-to-day management. AIM has acted as an
SOUTH AMERICA, AND THE FAR EAST.       investment advisor since its organization in
                                       1976. Today, AIM, together with its subsidiaries,
                                       advises or manages over 200 investment
                                       portfolios, encompassing a broad range of
                                       investment objectives. INVESCO Institutional is
                                       located at 1355 Peachtree Street, NE, Suite 250,
                                       Atlanta, Georgia. As sub-advisor, INVESCO
                                       Institutional is responsible for the Fund's
                                       day-to-day management, including the Fund's
                                       investment decisions and the execution of
                                       securities transactions with respect to the Fund.
                                       A I M Distributors, Inc. ("ADI") is the Fund's
                                       distributor and is responsible for the sale of
                                       the Fund's shares. AIM, INVESCO Institutional and
                                       ADI are subsidiaries of AMVESCAP PLC.
                                       Prior to April 30, 2004, INVESCO served as the
                                       investment advisor for the Fund. The following
                                       table shows the fees the Fund paid to INVESCO for
                                       its advisory services in the fiscal year ended
                                       December 31, 2003.




    ------------------------------------------------------------------------
                                       ADVISORY FEE AS A PERCENTAGE OF
    FUND                          AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
    ------------------------------------------------------------------------
    INVESCO VIF - Health Sciences
     Fund                                            0.75%

Portfolio Managers

     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Thomas R. Wald, a vice president of the Advisor and/or its affiliates, is a portfolio manager of the Fund. Before joining the Advisor and/or its affiliates in 1997, Tom was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He is a CFA charterholder. Tom holds an M.B.A from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.
     Andy Summers is a Portfolio Manager for the Fund. He is also a Portfolio Manager for INVESCO Health Sciences portfolio. Andy joined the INVESCO Health Sciences investment team in 1998. He is a CFA charterholder. Prior to joining INVESCO, Andy worked as an analyst assistant for Denver Investment Advisors. He received his master's degree in finance from the University of Wisconsin at Madison in 1998. He received his bachelor's degree in finance from the University of Wisconsin at Whitewater in 1996.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions

NET INVESTMENT INCOME AND      The Fund intends to distribute substantially all
NET REALIZED CAPITAL GAINS ARE of its net investment income, if any, in
DISTRIBUTED TO SHAREHOLDERS    dividends to its shareholders. For dividend
AT LEAST ANNUALLY.             purposes, net investment income consists of all
                               dividends or interest earned by the Fund's
                               investments, minus the Fund's expenses (including
                               the advisory fee). All of the Fund's net realized
                               capital gains, if any, are distributed
                               periodically, no less frequently than annually.
                               All dividends and distributions of the Fund are
                               reinvested in additional shares of the Fund at
                               net asset value.

Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.
Distribution Plan

     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                      Year ended December 31,
                                                                   -------------------------------------------------------------
                                                                      2003          2002       2001      2000        1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  13.75        $  18.20   $  20.89   $  16.02  $ 15.29
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)          (0.00)     (0.01)      0.05     0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.85           (4.45)     (2.62)      4.84     0.72
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.82           (4.45)     (2.63)      4.89     0.74
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --              --      (0.06)     (0.00)   (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --              --         --      (0.02)      --
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --              --      (0.06)     (0.02)   (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.57        $  13.75   $  18.20   $  20.89  $ 16.02
--------------------------------------------------------------------------------------------------------------------------------
Total return(a)                                                       27.78%         (24.45)%   (12.59)%    30.54%    4.86%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $340,711        $232,681   $343,304   $353,398  $11,652
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07%(b)        1.07%      1.06%      1.07%    1.48%(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.20)%(b)      (0.43)%    (0.38)%     0.68%    0.36%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 114%            130%        88%       145%     173%
--------------------------------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


 (b)  Ratios are based on average daily net assets of $270,348,453.


 (c) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.85% for the year ended December 31, 1999.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - HEALTH SCIENCES FUND


     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information on duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. A I M Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - LEISURE FUND


SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 5
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 6
Portfolio Manager(s)...................... 7
Share Price............................... 7
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights............................. 7
Share Classes............................. 7
Distribution Plan......................... 8
Pending Litigation........................ 8
Financial Highlights...................... 8
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
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AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S CURRENT      managed. The Fund invests primarily in equity
INVESTMENTS AND MARKET securities that the Advisor believes will rise in OUTLOOK, PLEASE SEE THE price faster than other securities, as well as in
MOST RECENT ANNUAL OR   options and other investments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in the design, production, and distribution of products related to the leisure activities. These industries include, but are not limited to, hotels/gaming, publishing, advertising, beverages, audio/video, broadcasting-radio/TV, cable & satellite operators, cable & satellite programmers, motion pictures & TV, recreation services/entertainment, retail, and toys. At any given time, 20% of the Fund's assets is not required to be invested in the sector.
     To determine whether a potential investment is truly doing business in the leisure sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the leisure sector;
    . At least 50% of its assets must be devoted to producing revenues from the leisure sector; or
    . Based on other available information, we determine that its primary business is within the leisure sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     We seek firms that can grow their businesses regardless of the economic environment. The Advisor attempts to keep the portfolio well-diversified across the leisure sector, adjusting portfolio weightings depending on prevailing economic conditions and relative valuations of securities. This sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos often are subject to high price volatility and are considered speculative. Video and electronic games are subject to risks of rapid obsolescence.

     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.


     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expense borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index and style-specific index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


-------------------------------------------
INVESCO VIF - LEISURE FUND (SERIES I)
   ACTUAL ANNUAL TOTAL RETURN(1,2)
-------------------------------------------
                       [CHART]
                 '03
                ------
                28.32%
-------------------------------------------
 Best Calendar Qtr.   06/03  15.06%
 Worst Calendar Qtr.  03/03  (3.11%)
-------------------------------------------




-------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURN
                               FOR THE PERIODS ENDED 12/31/03
                               ------------------------------
                                               SINCE
                               1 YEAR        INCEPTION
-------------------------------------------------------------
 INVESCO VIF - Leisure Fund(1) 28.32%        5.37%(2)
 S&P 500 Index(3,4)            28.67%        3.80%(2)
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   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on April 30, 2002. Index comparisons begin on April 30, 2002.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance, and closely reflects the performance of the securities in which the Fund invests.


   (4) The index does not reflect payment of fees, expenses or taxes.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series II shares
                                      ----------------
Management Fees                               0.75%
Distribution and Service (12b-1) Fees         0.25%
Other Expenses                                1.09%(2)
                                           --------
Total Annual Fund Operating Expenses          2.09%
                                           ========
Fee Waiver and Expense Reimbursements         0.64%
Net Expenses                                  1.45%(3,4)

     ---

     "N/A" in the above table means "not applicable."


   (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


    (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


   (3) The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.45%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.45% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. These expense limitation agreements are in effect through April 30, 2005.




   (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.



     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series II shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                              1 year 3 years 5 years 10 years
                              ------ ------- ------- --------
Series II shares
  INVESCO VIF - Leisure Fund   $148   $593   $1,065   $2,370

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-  You should determine the level of risk with which
TRACT VALUES TO THE     you are comfortable before you allocate contract
FUND, YOU SHOULD DE-    values to the Fund. The principal risks of any
TERMINE THE LEVEL OF    mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.
[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in equity securities of companies that are related to the leisure sector, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
--------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
--------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                          INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the fund and
AND ADI ARE SUBSIDIARIES OF  INVESCO Institutional is the sub-advisor for the
AMVESCAP PLC, AN             Fund. AIM is located at 11 Greenway Plaza, Suite
INTERNATIONAL INVESTMENT     100, Houston, Texas 77046-1173. The Fund's
MANAGEMENT COMPANY THAT      investment advisor manages the investment
MANAGES MORE THAN $371       operations of the Fund and has agreed to perform
BILLION IN ASSETS WORLDWIDE. or arrange for the performance of the Fund's AMVESCAP IS BASED IN LONDON, day-to-day management. AIM has acted as an
WITH MONEY MANAGERS LOCATED  investment advisor since its organization in
IN EUROPE, NORTH AND SOUTH   1976. Today, AIM, together with its subsidiaries,
AMERICA, AND THE FAR EAST.   advises or manages over 200 investment
                             portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE, Suite 250,
                             Atlanta, Georgia. As sub-advisor, INVESCO
                             Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the fund's shares. AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.



                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended December 31, 2003.

---------------------------------------------------------------------
                                ADVISORY FEE AS A PERCENTAGE OF
FUND                       AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
---------------------------------------------------------------------
INVESCO VIF - Leisure Fund                   0.21%

Portfolio Manager(s)

     The following individual is responsible for the day-to-day management of the Fund's portfolio holdings:
     Mark D. Greenberg, a senior vice president of the Advisor and/or its affiliates, is the portfolio manager of the Fund. Before joining the Advisor and/or its affiliates in 1996, Mark was a vice president and global media and entertainment analyst with Scudder, Stevens and Clark. He is a CFA charterholder. Mark holds a B.S.B.A. from Marquette University.

Share Price
The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes.
Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract. [GRAPHIC] Dividends And Capital Gain Distributions

NET INVESTMENT INCOME AND      The Fund intends to distribute substantially all
NET REALIZED CAPITAL GAINS ARE of its net investment income, if any, in
DISTRIBUTED TO SHAREHOLDERS    dividends to its shareholders. For dividend
AT LEAST ANNUALLY.             purposes, net investment income consists of all
                               dividends or interest earned by the Fund's
                               investments, minus the Fund's expenses (including
                               the advisory fee). All of the Fund's net realized
                               capital gains, if any, are distributed
                               periodically, at least once a year. All dividends
                               and distributions of the Fund are reinvested in
                               additional shares of the Fund at net asset value.

Voting Rights
Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract. Share Classes
The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.

Distribution Plan

The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your interest and may cost you more than other types of charges.


Pending Litigation


A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the period since inception. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                     April 30, 2002
                                                                                    (Date operations
                                                                     Year ended      commenced) to
                                                                    December 31,      December 31,
                                                                        2003              2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  8.52            $ 10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.00)             (0.00)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       2.44              (1.48)
------------------------------------------------------------------------------------------------------
    Total from investment operations                                    2.44              (1.48)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.96            $  8.52
------------------------------------------------------------------------------------------------------
Total return(a)                                                        28.64%            (14.80)%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $34,424            $ 6,097
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                           1.26%(b)           1.29%(c)
------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                        1.64%(b)           3.96%(c)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.14)%(b)         (0.30)%(c)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                                22%                15%
------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


 (b)  Ratios are based on average daily net assets of $16,596,116.


 (c)  Annualized.


 (d)  Not annualized for periods less than one year.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - LEISURE FUND


     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004
INVESCO VIF - SMALL COMPANY GROWTH FUND

SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 4
Fee Table and Expense Example............. 5
Investment Risks.......................... 6
Principal Risks Associated With The Fund.. 6
Temporary Defensive Positions............. 7
Fund Management........................... 7
Portfolio Managers........................ 7
Share Price............................... 8
Taxes..................................... 8
Dividends And Capital Gain Distributions.. 8
Voting Rights............................. 8
Share Classes............................. 8
Distribution Plan......................... 8
Pending Litigation........................ 9
Financial Highlights...................... 9
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT  The Fund seeks long-term capital growth. It is
EACH FUND'S CURRENT     actively managed. The Fund invests primarily in
INVESTMENTS AND MARKET equity securities and equity-related instruments OUTLOOK, PLEASE SEE THE that the Advisor believes will rise in price
MOST RECENT ANNUAL OR   faster than other securities, as well as in
SEMIANNUAL REPORT.      options and other investments whose values are
                        based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in small-capitalization companies. The
                        Fund considers a company to be a
                        small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.


     The Russell 2000(R) Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.


     We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.


     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Fund is managed in the growth style. The advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio focusing on company fundamentals and growth prospects when selecting securities.
     We seek securities for the Fund that meet the following standards:
    . Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
    . Leadership: They are leaders -- or emerging leaders -- in these markets, securing their positions through technology, marketing, distribution or some other innovative means.
    . Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.

     Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition and have a higher rate of failure than larger companies.
     At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors.
     Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.
     The Fund is subject to other principal risks such as potential conflicts, market, liquidity, counterparty, foreign securities, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception. Of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.




     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


-----------------------------------------------------
  INVESCO VIF - SMALL COMPANY GROWTH FUND
      ACTUAL ANNUAL TOTAL RETURN(1,2)
-----------------------------------------------------
                                    [CHART]
'98      '99      '00       '01       '02       '03
------   ------  --------  --------  -------   ------
16.08%   90.59%  (15.19%)  (18.74%)  (31.29%)  33.10%
-----------------------------------------------------
Best Calendar Qtr.   12/99  47.83%
Worst Calendar Qtr.  9/01 (29.47%)
-----------------------------------------------------




-----------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURN
                                         FOR THE PERIODS ENDED 12/31/03
                                         ------------------------------
                                                              SINCE
                                         1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------------
 INVESCO VIF - Small Company
  Growth Fund(1)                         33.10%    3.73%    5.20%(2)
 S&P 500 Index(3,4)                      28.67%   (0.57%)   4.93%(2)
 Russell 2000(R) Growth Index(4,5)       48.54%    0.86%    0.73%(2)
 Lipper Small-Cap Growth Fund Index(4,6) 44.77%    6.16%    4.86%(2)
-----------------------------------------------------------------------


   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on August 22, 1997. Index comparisons begin on August 31, 1997.




   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather than the Russell 2000(R) Growth Index since the Standard & Poor's 500 Index is such a widely recognized gauge of U.S. stock market performance. The Fund will continue to include the Russell 2000(R) Growth Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Russell 2000(R) Growth Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. This index is widely regarded as representative of small-Cap stocks.


   (6) The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Growth category. These funds typically invest in stocks with market capitalizations below $1 Billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P SmallCap 600 index.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series II shares
Management Fees                               0.75%
Distribution and Service (12b-1) Fees         0.25%
Other Expenses                                0.64%(2)
                                        -----------
Total Annual Fund Operating Expenses          1.64%
                                        ===========
Fee Waiver and Expense Reimbursements         0.19%
Net Expenses                                  1.45%(3,4)

     ---

     "N/A" in the above table means "not applicable."


   (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


   (3) The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.45%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.45% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. These expense limitation agreements are in effect through April 30, 2005.


   (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series II shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                           1 year 3 years 5 years 10 years
                                           ------ ------- ------- --------
Series II shares
  INVESCO VIF - Small Company Growth Fund   $148   $499    $874    $1,928

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-     You should determine the level of risk with which
TRACT VALUES TO THE        you are comfortable before you allocate contract
FUND, YOU SHOULD DE-       values to the Fund. The principal risks of any
TERMINE THE LEVEL OF RISK  mutual fund, including the Fund, are:
WITH WHICH YOU ARE COM-
FORTABLE. TAKE INTO AC-    Not Insured. Mutual funds are not insured by the
COUNT FACTORS LIKE YOUR    FDIC or any other government agency, unlike bank
AGE, CAREER, INCOME LEVEL, deposits such as CDs or savings accounts.
AND TIME HORIZON.
                           No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                           Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                           Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund

     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, both also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

                 --------------------------------------------
     Although the Fund generally invests in publicly traded equity securities of growing companies, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                    RISKS
--------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks     Market, Information, Political,
that represent shares of foreign              Regulatory, Diplomatic, Liquidity,
corporations held by those banks. Although    and Currency Risks
traded in U.S. securities markets and valued
in U.S. dollars, ADRs carry most of the
risks of investing directly in foreign
securities.
--------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a        Counterparty Risk
security agrees to buy it back at an
agreed-upon price and time in the future.
--------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holding.
Fund Management
[GRAPHIC] INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and
AND ADI ARE SUBSIDIARIES     INVESCO Institutional is the sub-advisor for the
OF AMVESCAP PLC, AN          Fund. INVESCO Institutional is an affiliate of
INTERNATIONAL INVESTMENT     INVESCO. AIM is located at 11 Greenway Plaza,
MANAGEMENT COMPANY THAT      Suite 100, Houston, Texas 77046-1173. The Fund's
MANAGES MORE THAN $371       investment advisor manages the investment
BILLION IN ASSETS WORLDWIDE. operations of the Fund and has agreed to perform AMVESCAP IS BASED IN LONDON, or arrange for the performance of the Fund's
WITH MONEY MANAGERS          day-to-day management. AIM has acted as an
LOCATED IN EUROPE, NORTH     investment advisor since its organization in
AND SOUTH AMERICA, AND THE   1976. Today, AIM, together with its subsidiaries,
FAR EAST.                    advises or manages over 200 investment
                             portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE, Suite 250,
                             Atlanta, Georgia. As sub-advisor, INVESCO
                             Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                             ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended December 31, 2003.


----------------------------------------------------------------------
                                 ADVISORY FEE AS A PERCENTAGE OF
FUND                        AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
----------------------------------------------------------------------
INVESCO VIF - Small Company
 Growth Fund                                  0.66%

Portfolio Managers
     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Stacie L. Cowell, a senior vice president of the Advisor and/or its affiliates, is the lead portfolio manager of the Fund. Before joining the Advisor and/or its affiliates in 1996, Stacie was a senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York. She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

     Cameron Cooke, is the co-portfolio manager of the Fund. He joined the investment division of the Advisor and/or its affiliates in 2000. Prior to joining the Advisor and/or its affiliates, Cameron was a senior equity analyst at Wells Capital Management. He holds a B.A. in economics from the University of North Carolina at Chapel Hill.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME    The Fund intends to distribute substantially all
AND NET REALIZED CAPITAL of its net investment income, if any, in
GAINS ARE DISTRIBUTED TO dividends to its shareholders. For dividend
SHAREHOLDERS AT LEAST    purposes, net investment income consists of all
ANNUALLY                 dividends or interest earned by the Fund's
                         investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                         All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.

Distribution Plan
     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                  Year ended December 31,
                                                                   ---------------------------------------------------
                                                                        2003        2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.14        $ 14.72   $ 18.07   $ 22.01   $11.51
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)         (0.00)    (0.00)    (0.00)   (0.00)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.46          (4.58)    (3.35)    (3.35)   10.50
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  3.38          (4.58)    (3.35)    (3.35)   10.50
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --             --        --     (0.59)      --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.52        $ 10.14   $ 14.72   $ 18.07   $22.01
------------------------------------------------------------------------------------------------------------------------
Total return                                                         33.33%        (31.11)%  (18.54)%  (14.98)%  91.06%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $49,598        $32,990   $39,211   $24,765   $4,950
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.25%(b)       1.25%     1.25%     1.37%    1.70%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.30%(b)       1.31%     1.29%     1.43%    4.05%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.75)%(b)     (0.87)%   (0.48)%   (0.64)%  (0.71)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                133%            95%       88%      155%     201%
------------------------------------------------------------------------------------------------------------------------


 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.


 (b) Ratios are based on average daily net assets of $39,925,790.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS
     INVESCO VIF - SMALL COMPANY GROWTH FUND

     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - TECHNOLOGY FUND


SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fees Table And Expense Example............ 4
Investment Risks.......................... 4
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 6
Fund Management........................... 7
Portfolio Managers........................ 7
Share Price............................... 7
Taxes..................................... 8
Dividends And Capital Gain Distributions.. 8
Voting Rights............................. 8
Share Classes............................. 8
Distribution Plan......................... 8
Pending Litigation........................ 8
Financial Highlights...................... 9
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
        ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It is actively
THE FUND'S CURRENT IN-  managed. The Fund invests primarily in equity
VESTMENTS AND MARKET    securities that the Advisor believes will rise in
OUTLOOK, PLEASE SEE THE price faster than other securities, as well as in
MOST RECENT ANNUAL OR   options and other investments whose values are
SEMIANNUAL REPORT.      based upon the values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in the technology sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the technology sector;
    . At least 50% of its assets must be devoted to producing revenues from the technology sector; or
    . Based on other available information, we determine that its primary business is within the technology sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a research-oriented "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     A core portion of the Fund's portfolio is invested in market-leading technology companies among various subsectors in the technology universe that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their fields and are believed to have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that the Advisor believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.
     Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.

     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, derivatives, options and futures, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II Shares would have had if the Series II Shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.


     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


------------------------------------------------------
     INVESCO VIF - TECHNOLOGY FUND
    ACTUAL ANNUAL TOTAL RETURN(1,2)
------------------------------------------------------
                                      [CHART]
 '98       '99       '00       '01       '02      '03
------   -------   -------   -------   -------   ------
25.37%   158.29%   -23.61%   -45.96%   -46.98%   44.93%
------------------------------------------------------
Best Calendar Qtr.   [12/99]  [66.65%]
Worst Calendar Qtr.  [9/01]   [(42.18%)]
------------------------------------------------------




     ----------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURN
                                             FOR THE PERIODS ENDED 12/31/03
                                             ------------------------------
                                                                  SINCE
                                             1 YEAR   5 YEARS   INCEPTION
     ----------------------------------------------------------------------
     INVESCO VIF - Technology Fund(1)        44.93%  (3.91%)   2.50%(2)
     S&P 500 Index(3,4)                      28.67%  (0.57%)   5.73%(2)
     Merrill Lynch 100 Technology Index(4,5) 68.84%  (0.22%)        N/A
     Lipper Science & Technology
       Fund Index(4,6)                       51.31%  (2.89%)   4.00%(2)
     ----------------------------------------------------------------------




   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on May 20, 1997. Index comparisons begin on May 31, 1997.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Merrill Lynch 100 Technology Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Science & Technology Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs.


   (6) The Lipper Science & Technology Index is an equally weighted representation of the 30 largest funds that make up the Lipper Science & Technology category. These funds invest more than 65% of their portfolios in science and technology stocks.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)




                                      Series II shares
Management Fees                             0.75%
Distribution and Service (12b-1) Fees       0.25%
Other Expenses                              0.41%(2)
Total Annual Fund Operating Expenses        1.41%(3,4)



     ---

     "N/A" in the above table means "not applicable."


    (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.




   (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


   (3) As a result of reorganizations of two funds into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.


   (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series II shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                       1 year 3 years 5 years 10 years
                                       ------ ------- ------- --------
         Series II shares
           INVESCO VIF-Technology Fund  $144   $446    $771    $1,691

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-  You should determine the level of risk with which
TRACT VALUES TO THE     you are comfortable before you allocate contract
FUND, YOU SHOULD DE-    values to the Fund. The principal risks of any
TERMINE THE LEVEL OF    mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.



     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.



     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------

     Although the Fund generally invests in equity securities of companies engaged in technology-related industries, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund to the following additional risks.

INVESTMENT                                                                              RISKS
---------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
---------------------------------------------------------------------------------------------------------------------------
Futures
A futures contract is an agreement to buy or sell a specific amount of a financial      Market, Information, Counterparty,
instrument (such as an index option) at a stated price on a stated date. The Fund may   Liquidity, Derivatives, and Options
use futures contracts to provide liquidity and hedge portfolio value.                   and Futures Risks
---------------------------------------------------------------------------------------------------------------------------
Options
The obligation or right to deliver or receive a security or other instrument, index, or Market, Information, Liquidity,
commodity, or cash payment depending on the price of the underlying security or the     Derivatives, and Options and
performance of an index or other benchmark. Includes options on specific securities     Futures Risks
and stock indices, and options on stock index futures. May be used in the Fund's portfolio to provide liquidity and hedge portfolio value.
---------------------------------------------------------------------------------------------------------------------------
Other Financial Instruments
These may include forward contracts, swaps, caps, floors, and collars, among others.    Counterparty, Currency, Liquidity,
They may be used to try to manage the Fund's foreign currency exposure and other        Market, and Regulatory Risks
investment risks, which can cause its net asset value to rise or fall. The Fund may use these financial instruments, commonly known as "derivatives," to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, or other factors.
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
---------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management
                        INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL   AIM is the investment advisor for the Fund and
AND ADI ARE SUBSIDIARIES OF  INVESCO Institutional is the sub-advisor for the
AMVESCAP PLC, AN INTERNA-    Fund. INVESCO Institutional is an affiliate of
TIONAL INVESTMENT MANAGE-    INVESCO. AIM is located at 11 Greenway Plaza,
MENT COMPANY THAT            Suite 100, Houston, Texas 77046-1173. The Fund's
MANAGES MORE THAN $371       investment advisor manages the investment
BILLION IN ASSETS WORLDWIDE. operations of the Fund and has agreed to perform
AMVESCAP IS BASED IN LON-    or arrange for the performance of the Fund's
DON, WITH MONEY MANAGERS     day-to-day management. AIM has acted as an
LOCATED IN EUROPE, NORTH     investment advisor since its organization in
AND SOUTH AMERICA, AND THE   1976. Today, AIM, together with its subsidiaries,
FAR EAST.                    advises or manages over 200 investment
                             portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 1355 Peachtree Street, NE, Suite 250,
                             Atlanta, Georgia. As sub-advisor, INVESCO
                             Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                             A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                             ADI are subsidiaries of AMVESCAP PLC.
                             Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended
                             December 31, 2003.


------------------------------------------------------------------------
                                   ADVISORY FEE AS A PERCENTAGE OF
FUND                          AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
------------------------------------------------------------------------
INVESCO VIF - Technology Fund                    0.75%


Portfolio Managers

     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     William R. Keithler, Director of Sector Management and a senior vice president of the Advisor and/or its affiliates, is a portfolio manager of the Fund. Before rejoining the Advisor and/or its affiliates in 1998, Bill was a portfolio manager with Berger Associates, Inc. He is a CFA charterholder. Bill holds an M.S. from the University of Wisconsin - Madison and a B.A. from Webster College, St. Louis, Missouri.

     Michelle Fenton is a portfolio manager of the Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Michelle received her bachelor's degree in finance from Montana State University.


Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME    The Fund intends to distribute substantially all
AND NET REALIZED CAPITAL of its net investment income, if any, in
GAINS ARE DISTRIBUTED TO dividends to its shareholders. For dividend
SHAREHOLDERS AT LEAST    purposes, net investment income consists of all
ANNUALLY.                dividends or interest earned by the Fund's
                         investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                         All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.


Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus.


Distribution Plan

     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCooper LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.




                                                                                             Year ended December 31,
                                                                   -----------------------------------------------------------------
                                                                        2003          2002         2001         2000      1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   8.17        $  15.37   $  28.37       $  37.13   $ 14.34
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.08)          (0.00)     (0.12)(a)      (0.01)    (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.78           (7.20)    (12.88)         (8.68)    22.79
------------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.70           (7.20)    (13.00)         (8.69)    22.79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --              --         --          (0.07)       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.87        $   8.17   $  15.37       $  28.37   $ 37.13
------------------------------------------------------------------------------------------------------------------------------------
Total return(b)                                                       45.29%         (46.84)%   (45.82)%       (23.42)%  158.93%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $171,546        $105,508   $240,253       $443,773   $93,992
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                     1.10%(c)        1.11%      1.07%          1.02%     1.31%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.85)%(c)      (0.96)%    (0.66)%        (0.34)%   (0.40)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  89%             92%        88%            82%       95%
------------------------------------------------------------------------------------------------------------------------------------




  (a) Calculated using average shares outstanding.


  (b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


  (c) Ratios are based on average daily net assets of $137,058,513.


  (d) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.52%.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS
     INVESCO VIF - TECHNOLOGY FUND

     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - TOTAL RETURN FUND


SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks ......................... 5
Principal Risks Associated With The Fund.. 5
Temporary Defensive Positions............. 7
Fund Management .......................... 7
Portfolio Managers........................ 7
Share Price .............................. 8
Taxes .................................... 8
Dividends And Capital Gain Distributions.. 8
Voting Rights ............................ 8
Share Classes ............................ 8
Distribution Plan......................... 9
Pending Litigation........................ 9
Financial Highlights...................... 9
Appendix I ............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
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AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the
     Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
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[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks to provide high total return
THE FUND'S CURRENT      through both growth and current income. It is
INVESTMENTS AND MARKET  actively managed. The Fund invests in a mix of
OUTLOOK, PLEASE SEE THE equity securities and debt securities, as well as
MOST RECENT ANNUAL OR   in options and other investments whose values are
SEMIANNUAL REPORT.      based on the values of these securities. Often,
                        but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Fund attempts to cushion against sharp price movements in both equity and debt securities.
                        The Fund normally invests at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the
     U.S. government and government agencies. Normally, at least 30% of the Fund's net assets will be invested in debt securities that are rated investment grade at the time of purchase and at least 30% of the Fund's net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investments at the Advisor's discretion, based upon current business, economic, and market conditions.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The portion of the Fund's portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.
     The portion of the Fund's portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.
     Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk -- that is, that the price of the securities in its portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund's portfolio may decline in value more than the overall securities markets. Since the Advisor has discretion to allocate the amounts of equity securities and debt securities held by the Fund, there is an additional risk that the portfolio of the Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.
     At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.
     The Fund is subject to other principal risks such as potential conflicts, credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.




     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


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      INVESCO VIF - TOTAL RETURN FUND
      ACTUAL ANNUAL TOTAL RETURN(1,2)
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                                    [CHART]
 '95     '96     '97     '98     '99      '00      '01      '02       '03
------  ------  ------  -----   -------  -------  -------  --------  ------
22.49%  11.91%  22.61%  9.29%   (3.64%)  (2.41%)  (1.72%)  (10.45%)  16.69%
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Best Calendar Qtr.   6/97 10.66%
Worst Calendar Qtr. 9/02 (11.55%)
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                                    AVERAGE ANNUAL TOTAL RETURN
                                    FOR THE PERIODS ENDED 12/31/03
                                    ------------------------------
                                                         SINCE
                                    1 YEAR   5 YEARS   INCEPTION
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 INVESCO VIF - Total Return Fund(1) 16.69%   (0.70%)    6.34%(2)
 S&P 500 Index(3,5)                 28.67%   (0.57%)   11.68%(2)
 Custom Total Return Index(4,5)     18.47%    2.67%    10.42%(2)
 Lehman Government/Credit Bond
  Index(4,5,6)                       4.67%    6.66%     7.77%(2)
 Lipper Balanced Fund Index(4,5,7)  19.94%    2.95%     8.89%(2)
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   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on June 1, 1994. Index comparisons begin on May 31, 1994.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance.


   (4) The Fund has also included the Custom Total Return Index. The Custom Total Return Index is an index created by A I M Advisors, Inc. to benchmark the Fund. The index consists of 60% Standard & Poor's 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. In conjunction with the transfer of management to the current team on July 1, 2003, the Fund has elected to use the Lehman Brothers U.S. Aggregate Bond Index as its style-specific index rather than the Lehman Government/Credit Bond Index for the fixed income portion of the portfolio. Currently, the fixed income portion of the Fund invests in a diversified portfolio of investment-grade securities designed to provide stability of principal and income. The benchmark that best serves as a proxy for these types of investments would be the Lehman Brothers U.S. Aggregate Bond Index. In addition, the Lipper Balanced Fund Index (which may or may not include the Fund) is included for comparison to a peer group.


   (5) The indices do not reflect payment of fees, expenses or taxes.




   (6) The Lehman Government/Credit Bond Index is an unmanaged index indicative of the broad domestic fixed-income market.


   (7) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                       Series II shares
Management Fees                                0.75%
Distribution and Service (12b-1) Fees          0.25%
Other Expenses                                 0.98%(2)
                                          ----------
Total Annual Fund Operating Expenses           1.98%
                                          ==========
Fee Waivers and Expense Reimbursements         0.53%
Net Expenses                                   1.45%(3,4)



     ---

     "N/A" in the above table means "not applicable".


   (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


   (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


   (3) The Fund's advisor and/or distributor have contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.45%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.45% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. These expense limitation agreements are in effect through April 30, 2005.




   (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.



     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series II shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series II shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                                 1 year 3 years 5 years 10 years
                                 ------ ------- ------- --------
Series II shares
 INVESCO VIF - Total Return Fund  $148   $570   $1,019   $2,264

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CONTRACT   You should determine the level of risk with which
VALUES TO THE FUND, YOU      you are comfortable before you allocate contract
SHOULD DETERMINE THE LEVEL   values to the Fund. The principal risks of any
OF RISK WITH WHICH YOU ARE   mutual fund, including the Fund, are:
COMFORTABLE. TAKE INTO AC-
COUNT FACTORS LIKE YOUR AGE, Not Insured. Mutual funds are not insured by the
CAREER, INCOME LEVEL, AND    FDIC or any other government agency, unlike bank
TIME HORIZON.                deposits such as CDs or savings accounts.
                             No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.
                             Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                             Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity and debt markets as a whole.
[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     CREDIT RISK
     The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.
     DEBT SECURITIES RISK
     Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.
     Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.
     Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     INTEREST RATE RISK
     Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements. LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     PREPAYMENT RISK
     The Funds may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.
     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.
                 --------------------------------------------
     Although the Fund generally invests in common stocks and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
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American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity,
dollars, ADRs carry most of the risks of investing directly in foreign securities.      and Currency Risks
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Government Agency Mortgage-Backed Securities
These are securities issued by the FHLMC and the FNMA or guaranteed by the GNMA         Prepayment and Interest Rate Risks
and backed by mortgages. The Fund receives payments out of the interest and principal on the underlying mortgages.
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Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Credit and Counterparty Risks price and time in the future.
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[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
Fund Management
                     INVESTMENT ADVISOR

AIM, INVESCO INSTITU-   AIM is the investment advisor for the Fund and
TIONAL AND ADI ARE SUB- INVESCO Institutional is the sub advisor for the
SIDIARIES OF AMVESCAP   Fund. INVESCO Institutional is an affiliate of
PLC, AN INTERNATIONAL   INVESCO. AIM is located at 11 Greenway Plaza,
INVESTMENT MANAGE-      Suite 100, Houston, Texas 77046-1173. The Fund's
MENT COMPANY THAT       investment advisor manages the investment
MANAGES MORE THAN       operations of the Fund and has agreed to perform
$371 BILLION IN ASSETS or arrange for the performance of the Fund's WORLD-WIDE, AMVESCAP IS day-to-day management. AIM has acted as an
BASED IN LONDON, WITH   investment advisor since its organization in
MONEY MANAGERS LO-      1976. Today, AIM, together with its subsidiaries,
CATED IN EUROPE, NORTH  advises or manages over 200 investment
AND SOUTH AMERICA, AND  portfolios, encompassing a broad range of
THE FAR EAST.           investment objectives. INVESCO Institutional is
                        located at 1355 Peachtree Street, NE, Suite 250,
                        Atlanta, Georgia. As sub-advisor, INVESCO
                        Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.
                        A I M Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares. AIM, INVESCO Institutional and
                        ADI are subsidiaries of AMVESCAP PLC.
                        Prior to April 30, 2004, INVESCO served as the investment advisor for the Fund. The following table shows the fees the Fund paid to INVESCO for its advisory services in the fiscal year ended
                        December 31, 2003.


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                                        ADVISORY FEE AS A PERCENTAGE OF
   FUND                            AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
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   INVESCO VIF - Total Return Fund                    0.32%

Portfolio Managers
     The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     Ken Bowling has been responsible for the Fund since July 1, 2003. He has been with the advisor and/or its affiliates since 1993 and is a portfolio manager of the Fund. Ken earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining the advisor and/or its affiliates, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.
     Michael Heyman has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO Institutional Portfolio Group and is portfolio manager of the Fund. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.
     Richard King has been responsible for the Fund since July 1, 2003. He joined the advisor and/or its affiliates in 2000, bringing 16 years of fixed income portfolio management experience. Prior to the advisor and/or its affiliates, Rich spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.
     Steve Johnson has been responsible for the Fund since July 1, 2003. He joined the advisor and/or its affiliates in May of 1991. As Chief Investment Officer of the advisor and/or its affiliates, he is responsible for all phases of the fixed income investment process. Steve began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.
     Mark Lattis has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO Institutional Portfolio Group and is a portfolio manager of the Fund. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.



[GRAPHIC] Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME The Fund intends to distribute substantially all of its AND NET REALIZED CAPI- net investment income, if any, in dividends to its
TAL GAINS ARE DIS-     shareholders. For dividend purposes, net investment
TRIBUTED TO            income consists of all dividends or interest earned by
SHAREHOLDERS AT LEAST  the Fund's investments, minus the Fund's expenses
ANNUALLY.              (including the advisory fee). All of the Fund's net
                       realized capital gains, if any, are distributed periodically, no less frequently than annually. All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan'', which is described in this prospectus.

Distribution Plan

The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Pending Litigation


A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                  Year ended December 31,
                                                                     ---------------------------------------------------
                                                                       2003        2002      2001      2000      1999
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Net asset value, beginning of period                               $ 11.11       $ 12.74   $ 13.21   $ 15.58   $ 16.58
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Income from investment operations:
  Net investment income                                               0.23          0.37      0.19      0.33      0.41
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.65         (1.67)    (0.38)    (0.73)    (0.98)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.88         (1.30)    (0.19)    (0.40)    (0.57)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.31)        (0.33)    (0.28)    (0.06)    (0.37)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --        --     (1.91)    (0.06)
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.31)        (0.33)    (0.28)    (1.97)    (0.43)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.68       $ 11.11   $ 12.74   $ 13.21   $ 15.58
------------------------------------------------------------------------------------------------------------------------
Total return(a)                                                      16.98%       (10.22)%   (1.47)%   (2.17)%   (3.40)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $15,676       $15,052   $23,171   $19,851   $27,739
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.15%(b)      1.15%     1.15%     1.21%     1.17%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.49%(b)      1.34%     1.31%     1.44%     1.17%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.64%(b)      1.86%     2.02%     2.38%     2.14%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                115%           61%       82%      103%       36%
------------------------------------------------------------------------------------------------------------------------


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.


(b) Ratios are based on average daily net assets of $15,140,309.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS
     INVESCO VIF - TOTAL RETURN FUND

     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173; or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

PROSPECTUS | April 30, 2004

INVESCO VIF - UTILITIES FUND


SERIES II SHARES

A mutual fund sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks... 2
Fund Performance.......................... 3
Fee Table and Expense Example............. 4
Investment Risks.......................... 4
Temporary Defensive Positions............. 5
Principal Risks Associated With The Fund.. 5
Fund Management........................... 6
Portfolio Manager(s)...................... 6
Share Price............................... 6
Taxes..................................... 7
Dividends And Capital Gain Distributions.. 7
Voting Rights............................. 7
Share Classes............................. 7
Distribution Plan......................... 7
Pending Litigation........................ 7
Financial Highlights...................... 8
Appendix I.............................. I-1

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.
The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
  AIM VARIABLE INSURANCE FUNDS
[LOGO] Your goals
Our solutions--Servicemark--
AIM
Investments

     A I M Advisors, Inc. ("AIM" or "Advisor") is the investment advisor for the Fund and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), is the sub-advisor for the Fund. Prior to April 30, 2004, the Fund was a series portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation (the "Company"). On April 30, 2004, the Fund became a series portfolio of AIM Variable Insurance Funds, a Delaware statutory trust. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor for the series portfolio of the Company. AIM, INVESCO and INVESCO Institutional are affiliates of one another.

     The Fund is used solely as an investment vehicle for variable annuity or variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Fund directly. As an owner of a variable annuity or variable life insurance contract that offers the Fund as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in shares of the Fund.
     Your variable annuity or variable life insurance contract is offered through its own prospectus, which contains information about that contract, including how to purchase the contract and how to allocate contract values to the Fund.
THIS PROSPECTUS WILL TELL YOU MORE ABOUT:
[GRAPHIC] Investment Goals & Strategies
[GRAPHIC] Potential Investment Risks
[GRAPHIC] Past Performance
     ---------------------------------------------------------------
[GRAPHIC] Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT  The Fund seeks capital growth. It also seeks
THE FUND'S CURRENT      current income. The Fund is actively managed. The
INVESTMENTS AND MARKET Fund invests primarily in equity securities that OUTLOOK, PLEASE SEE THE the Advisor believes will rise in price faster
MOST RECENT ANNUAL OR   than other securities, as well as in options and
SEMIANNUAL REPORT       other instruments whose values are based upon the
                        values of equity securities.
                        The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless. At any given time, 20% of the Fund's assets is not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:
    . At least 50% of its gross income or its net sales must come from activities in the utilities sector;
    . At least 50% of its assets must be devoted to producing revenues from the utilities sector; or
    . Based on other available information, we determine that its primary business is within the utilities sector.

     The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

     The Advisor uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital appreciation.
     As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly. Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable.

     Normally, the Advisor seeks to keep the portfolio divided among the electric utilities, natural gas, and telecommunications industries. Weightings within the various industry segments are continually monitored, and the Advisor adjusts the portfolio weightings depending on the prevailing economic conditions.
     The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, derivatives, options and futures, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that an investment in the Fund may lose money.

[GRAPHIC] Fund Performance
     The bar chart and table below show the Fund's yearly performance (commonly known as its "total return") for the years ended December 31 since inception of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Remember, past performance does not indicate how the Fund will perform in the future.


     The Fund's average annual total returns shown below are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be less than those shown.


     Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series II shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).


     The following performance table compares the Fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below.


-------------------------------------------------------------------------------
       INVESCO VIF - UTILITIES FUND
      ACTUAL ANNUAL TOTAL RETURN(1,2)
-------------------------------------------------------------------------------
                                    [CHART]
  '95    '96     '97     '98     '99      '00       '01       '02       '03
------  ------  ------  ------  ------  --------  --------  --------  ---------
 8.81%  12.48%  23.10%  25.17%  18.84%   5.01%    (32.58%)  (20.52%)   17.18%
-------------------------------------------------------------------------------
Best Calendar Qtr.  12/98  17.11%
Worst Calendar Qtr.  9/01 (21.65%)
-------------------------------------------------------------------------------








--------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN
                                FOR THE PERIODS ENDED 12/31/03
                                ------------------------------
                                                     SINCE
                                1 YEAR   5 YEAR    INCEPTION
--------------------------------------------------------------
INVESCO VIF - Utilities Fund(1) 17.18%   (4.76%)    4.43%(2)
S&P 500 Index(3,4)              28.67%   (0.57%)   12.20%(2)
Custom Utilities Index(4,5)     24.22%   (1.24%)    7.53%(2)
Lipper Utility Fund Index(4,6)  21.57%   (1.67%)    7.40%(2)
--------------------------------------------------------------


   (1) For periods prior to April 30, 2004, performance shown relates to a predecessor fund advised by INVESCO. Additionally, the returns shown reflect the restated historical performance of the predecessor fund's Series I shares adjusted to reflect the Rule 12b-1 fee applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Total return figures include reinvested dividends and capital gain distributions and the effect of the Fund's expenses.


   (2) Series I shares of the Fund commenced investment operations on December 30, 1994. Index comparisons begin on December 31, 1994.


   (3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Custom Utilities Index, which the Fund believes more closely reflects the performance of the securities in which the Fund invests. In addition, the Lipper Utility Fund Index (which may or may not include the Fund) is included for comparison to a peer-group.


   (4) The indices do not reflect payment of fees, expenses or taxes.


   (5) The Custom Utilities Index is an index created by AIM to benchmark the INVESCO VIF-Utilities Fund. The index consists of the following indices:
       80% Dow U.S. Utilities, 10% Dow World ex U.S. Utilities, and 10% Dow U.S. Telecommunications.


   (6) The Lipper Utility Index is an equally weighted representation of the 10 largest funds in the Lipper Utility category. These funds invest at least 65% of their equity portfolios in utility shares.

Fee Table and Expense Example



     The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series II shares of the Fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     Series II shares
Maximum Sales Charge (Load)                N/A
Maximum Deferred Sales Charge (Load)       N/A


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                                      Series II shares
Management Fees                               0.60%
Distribution and Service (12b-1) Fees         0.25%
Other Expenses                                0.55%(2)
                                            -------
Total Annual Fund Operating Expenses          1.40%(3,4)
                                            =======



     ---

     "N/A" in the above table means "not applicable".


    (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.


    (2) As of December 31, 2003, the Fund offered only one series of shares. The Fund has adopted a new form of administrative services and transfer agency agreements effective May 1, 2004. As a result, Other Expenses are based on estimated assets for the current fiscal year and reflect changes in fees under the new agreements.


    (3) As a result of reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.




    (4) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

     EXPENSE EXAMPLE
     The Example is intended to help you compare the cost of investing in the Fund's Series II Shares to the cost of investing in other mutual funds.

     The Example assumes a $10,000 allocation to the Fund's Series II Shares for the time periods indicated and does not reflect any of the fees or expenses of your variable annuity or variable life insurance contract. The Example also assumes a hypothetical 5% return each year and that the Fund's operating expenses remain the same. The example also does not represent the effect of any fees or other expenses of any variable annuity or variable life product, and if it did, expenses would be higher. Although the actual costs and performance of the Fund may be higher or lower, based on these assumptions your costs would be:


                              1 year  3 years 5 years 10 years
                              ------  ------- ------- --------
Series II shares
  INVESCO VIF-Utilities Fund  $143     $443    $766    $1,680

[GRAPHIC] Investment Risks
BEFORE ALLOCATING CON-  You should determine the level of risk with which
TRACT VALUES TO THE     you are comfortable before you allocate contract
FUND, YOU SHOULD DE-    values to the Fund. The principal risks of any
TERMINE THE LEVEL OF    mutual fund, including the Fund, are:
RISK WITH WHICH YOU ARE
COMFORTABLE. TAKE INTO  Not Insured. Mutual funds are not insured by the
ACCOUNT FACTORS LIKE    FDIC or any other government agency, unlike bank
YOUR AGE, CAREER, IN-   deposits such as CDs or savings accounts.
COME LEVEL, AND TIME
HORIZON.                No Guarantee. No mutual fund can guarantee that
                        it will meet its investment objectives.
                        Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.
                        Volatility. The price of Fund shares will increase or decrease with changes in the value of the Fund's underlying investments.

[GRAPHIC] Temporary Defensive Positions
     When securities markets or economic conditions are unfavorable or unsettled, the Advisor might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Advisor has the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.
[GRAPHIC] Principal Risks Associated With The Fund
     You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of allocating your contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.
     POTENTIAL CONFLICTS
     Although it is unlikely, there potentially may be differing interests involving the Fund among owners of variable annuity and variable life insurance contracts issued by different insurance companies, or even the same insurance company. The Board will monitor events for any potential conflicts.
     MARKET RISK
     Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.
     FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

       Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value. Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.
       Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.
       Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.
     LIQUIDITY RISK
     The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.
     Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     DERIVATIVES RISK


     A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.


     Options are a common type of derivative that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. The use of options may increase the performance of the Fund, but also may increase market risk. Other types of derivatives include futures, swaps, caps, floors, and collars.

     COUNTERPARTY RISK
     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.
     LACK OF TIMELY INFORMATION RISK
     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

     PORTFOLIO TURNOVER RISK
     The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher brokerage commissions.
        ---------------------------------------------------------------
     Although the Fund generally invests in equity securities of companies doing business in the utilities sector, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT                                                                              RISKS
------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations Market, Information, Political,
held by those banks. Although traded in U.S. securities markets and valued in U.S.      Regulatory, Diplomatic, Liquidity, and
dollars, ADRs carry most of the risks of investing directly in foreign securities.      Currency Risks
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon Counterparty Risk price and time in the future.
------------------------------------------------------------------------------------------------------------------------------


Fund Management
                          INVESTMENT ADVISOR

AIM, INVESCO INSTITUTIONAL AND AIM is the investment advisor for the Fund and
ADI ARE SUBSIDIARIES OF AMVES- INVESCO Institutional is the sub advisor for the
CAP PLC, AN INTERNATIONAL IN-  Fund. INVESCO Institutional is an affiliate of
VESTMENT MANAGEMENT            INVESCO. AIM is located at 11 Greenway Plaza,
COMPANY THAT MANAGES MORE      Suite 100, Houston, Texas 77046-1173. The Fund's
THAN $371 BILLION IN ASSETS    investment advisor manages the investment
WORLDWIDE. AMVESCAP IS BASED   operations of the Fund and has agreed to perform
IN LONDON, WITH MONEY          or arrange for the performance of the Fund's
MANAGERS LOCATED IN EUROPE,    day-to-day management. AIM has acted as an
NORTH AND SOUTH AMERICA, AND   investment advisor since its organization in
THE FAR EAST.                  1976. Today, AIM, together with its subsidiaries,
                               advises or manages over 200 investment
                               portfolios, encompassing a broad range of
                               investment objectives. INVESCO Institutional is
                               located at 1355 Peachtree Street, NE, Suite 250
                               Atlanta, Georgia. As sub advisor, INVESCO
                               Institutional is respon-sible for the Fund's
                               day-to-day management, including the Fund's
                               investment decisions and the execution of
                               securities transactions with respect to the Fund.
                               A I M Distributors, Inc. ("ADI") is the Fund's
                               distributor and is responsible for the sale of
                               the Fund's shares. AIM, INVESCO Institutional and
                               ADI are subsidiaries of AMVESCAP PLC.
                               Prior to April 30, 2004, INVESCO served as the
                               investment advisor for the Fund. The following
                               table shows the fees the Fund paid to INVESCO for
                               its advisory services in the fiscal year ended
                               December 31, 2003.


-----------------------------------------------------------------------
                                  ADVISORY FEE AS A PERCENTAGE OF
FUND                         AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
-----------------------------------------------------------------------
INVESCO VIF - Utilities Fund                   0.60%


Portfolio Manager(s)



     The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:
     John S. Segner, Portfolio Manager, who has been responsible for the Fund since 2003 and has been associated with the Advisor and/or its affiliates since 1997.
Share Price
     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the

     NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The Fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.
Taxes
     The Fund has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes. Because the shareholders of the Fund are insurance companies (such as the one that issues your contract), you would not be considered to be an owner of shares of the Fund. Therefore, no discussion of the federal income tax consequences to shareholders is included here. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.
[GRAPHIC] Dividends And Capital Gain Distributions
NET INVESTMENT INCOME    The Fund intends to distribute substantially all
AND NET REALIZED CAPITAL of its net investment income, if any, in
GAINS ARE DISTRIBUTED TO dividends to its shareholders. For dividend
SHAREHOLDERS AT LEAST    purposes, net investment income consists of all
ANNUALLY.                dividends or interest earned by the Fund's
                         investments, minus the Fund's expenses (including the advisory fee). All of the Fund's net realized capital gains, if any, are distributed periodically, no less frequently than annually.
                         All dividends and distributions of the Fund are reinvested in additional shares of the Fund at net asset value.
Voting Rights
     Since the shares of the Fund are owned by your insurance company and not by you directly, you will not vote shares of the Fund. Your insurance company will vote the shares that it holds as required by state and federal law. Your contract prospectus contains more information on your rights to instruct your insurance company how to vote Fund shares held in connection with your contract.
Share Classes
     The Fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan", which is described in this prospectus. This prospectus relates to the Series I shares.
Distribution Plan

     The Fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the Fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund). Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.


Pending Litigation


     A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A discussion of such pending litigation is set forth in Appendix I.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund's Series I shares for the past five years. Certain information reflects the financial results for a single Series I Fund share. As of the date of this prospectus, the Series II shares had not yet commenced operations and, therefore, financial information for such shares is not available. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in the Fund's 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.


                                                                                Year ended December 31,
                                                                    -------------------------------------------------
                                                                       2003        2002      2001      2000    1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 11.16       $ 14.08   $ 21.06   $ 20.97  $17.78
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.33(a)       0.19      0.00      0.17    0.22
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.60         (3.05)    (6.83)     0.87    3.17
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.93         (2.86)    (6.83)     1.04    3.39
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.14)        (0.06)    (0.07)    (0.03)  (0.20)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --     (0.08)    (0.92)     --
---------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.14)        (0.06)    (0.15)    (0.95)  (0.20)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.95       $ 11.16   $ 14.08   $ 21.06  $20.97
---------------------------------------------------------------------------------------------------------------------
Total return(b)                                                      17.38%       (20.32)%  (32.41)%    5.28%  19.13%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $62,510       $31,204   $20,947   $12,300  $9,137
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.08%(c)      1.15%     1.15%     1.22%   1.20%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.84%(c)      2.59%     1.13%     0.94%   1.15%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 58%          102%       33%       50%     40%
---------------------------------------------------------------------------------------------------------------------


 (a)  Calculated using average shares outstanding.


 (b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.


 (c)  Ratios are based on average daily net assets of $43,037,638.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


APPENDIX I





Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF"). On April 30, 2004, AIM succeeded IFG as the investment advisor to IVIF.



    The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.



REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG



On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.



    The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.



    The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.



    The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.



    No relief is being sought against the Fund or any of the other AIM or INVESCO Funds in any of these complaints.



    In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund.



REGULATORY INQUIRIES CONCERNING AIM



AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund.



RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES



The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of IFG and AIM currently being conducted by management's outside counsel.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


RESPONSE OF AMVESCAP



AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.



    There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.



PRIVATE ACTIONS



In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served, or for which service of process has been waived, as of a recent date is provided in the Fund's statement of additional information.



    IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG have already been transferred to the District of Maryland in accordance with the Panel's directive. IFG anticipates that in time most or all of the actions pending against it will be transferred to the multidistrict litigation.



    Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.



    As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     April 30, 2004
     AIM VARIABLE INSURANCE FUNDS

     INVESCO VIF - UTILITIES FUND


     SERIES II SHARES

     You may obtain additional information about the Fund from several sources. Financial Reports. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on the Fund's performance. The annual report also includes the report of the Fund's independent accountants.
     Statement of Additional Information. The SAI dated April 30, 2004 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.
     Internet. The Prospectus, annual report, semiannual report, and SAI of the Fund are available on the SEC website at www.sec.gov.
     To obtain a free copy of the current Prospectus, SAI, or semiannual report, write to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call 1-800-410-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 033-57340.

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of
     A I M Management Group Inc. and AIM Funds Management Inc.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY, THE "FUNDS") OF AIM VARIABLE INSURANCE FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                            A I M DISTRIBUTORS, INC.
                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                          OR BY CALLING (800) 410-4246


                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 2004 RELATES TO THE FOLLOWING PROSPECTUSES FOR THE SERIES I AND SERIES II SHARES OF EACH OF THE FOLLOWING FUNDS:


                           FUND                        DATED
                           ----                        -----
AIM V.I. AGGRESSIVE GROWTH FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04
AIM V.I. BALANCED FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04
AIM V. I. BASIC VALUE FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04
AIM V.I. BLUE CHIP FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04
AIM V.I. CAPITAL APPRECIATION FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04
AIM V.I. CAPITAL DEVELOPMENT FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04
AIM V.I. CORE EQUITY FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04
AIM V.I. DIVERSIFIED INCOME FUND
      SERIES I                                        4/30/04
      SERIES II                                       4/30/04




                          FUND                     DATED
                          ----                     -----
AIM V.I. GOVERNMENT SECURITIES FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. GROWTH FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. HIGH YIELD FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. INTERNATIONAL GROWTH FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. LARGE CAP GROWTH FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. MID CAP CORE EQUITY FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. MONEY MARKET FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. NEW TECHNOLOGY FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. REAL ESTATE FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04
AIM V.I. SMALL CAP EQUITY FUND
      SERIES I                                   4/30/04
      SERIES II                                  4/30/04

                          AIM VARIABLE INSURANCE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                                                                PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................3
         Classification...........................................................................................3
         Investment Strategies and Risks..........................................................................3
                  Equity Investments..............................................................................9
                  Foreign Investments.............................................................................9
                  Debt Investments for Equity Funds..............................................................11
                  Debt Investments for Fixed Income Funds and Money Market Fund..................................12
                  Other Investments..............................................................................16
                  Investment Techniques..........................................................................18
                  Derivatives....................................................................................22
                  Additional Securities or Investment Techniques.................................................29
         Diversification Requirements - AIM V.I. Money Market Fund...............................................29
         Fund Policies...........................................................................................29
         Portfolio Turnover......................................................................................32
         Temporary Defensive Positions...........................................................................32

MANAGEMENT OF THE TRUST..........................................................................................32
         Board of Trustees.......................................................................................32
         Management Information..................................................................................33
         Trustee Ownership of Fund Shares........................................................................34
         Factors Considered in Renewing Investment Advisory Agreement............................................34
         Compensation............................................................................................35
                  Retirement Plan For Trustees...................................................................35
                  Deferred Compensation Agreements...............................................................35
         Codes of Ethics.........................................................................................36
         Proxy Voting Policies...................................................................................36

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................36

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................36
         Investment Advisor......................................................................................36
         Investment Sub-Advisors.................................................................................39
         Service Agreements......................................................................................41
         Other Service Providers.................................................................................41

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................42
         Brokerage Transactions..................................................................................42
         Commissions.............................................................................................43
         Brokerage Selection.....................................................................................43
         Directed Brokerage (Research Services)..................................................................44
         Regular Brokers or Dealers..............................................................................44
         Allocation of Portfolio Transactions....................................................................44
         Allocation of Initial Public Offering ("IPO") Transactions..............................................45

PURCHASE AND REDEMPTION OF SHARES................................................................................46

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................49
         Tax Matters.............................................................................................50

DISTRIBUTION OF SECURITIES.......................................................................................51
         Distribution Plan.......................................................................................51
         Distributor.............................................................................................53

CALCULATION OF PERFORMANCE DATA..................................................................................53

PENDING LITIGATION...............................................................................................57


APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEE COMPENSATION TABLE......................................................................................C-1

PROXY VOTING POLICIES...........................................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................E-1

MANAGEMENT FEES.................................................................................................F-1

ADMINISTRATIVE SERVICES FEES....................................................................................G-1

BROKERAGE COMMISSIONS...........................................................................................H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS ...............I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTIONS PLAN.........................................J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................K-1

PERFORMANCE DATA................................................................................................L-1

PENDING LITIGATION..............................................................................................M-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty-eight separate portfolios: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund, AIM V.I. Real Estate Fund (formerly known as INVESCO VIF - Real Estate Opportunity Fund), and AIM V.I. Small Cap Equity Fund (collectively, the "AIM V.I. Funds"), and INVESCO VIF - Core Equity Fund, INVESCO VIF - Dynamics Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF
- Health Sciences Fund, INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund, INVESCO VIF - Technology Fund, INVESCO VIF - Total Return Fund and INVESCO VIF - Utilities Fund (collectively, the "INVESCO VIF Funds"). Except as otherwise noted, this Statement of Additional Information relates solely to the AIM V.I. Funds. (A separate Statement of Additional Information relates to the INVESCO VIF Funds.) Under the Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.



         The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series: AIM V.I. Global Growth and Income Fund (which later merged into AIM V.I. Growth Fund on September 18, 2000), AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the Funds, except AIM V.I. Basic Value Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Real Estate Fund and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. AIM V.I. Core Equity Fund was knows as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund and AIM V.I. Premier Equity Fund was known as AIM V.I. Value Fund. Prior to April 30, 2004, AIM V.I. Real Estate Fund and the INVESCO VIF Funds were portfolios of INVESCO Variable Investment Funds, Inc., a Maryland corporation. Pursuant to an agreement and plan of reorganization, AIM V.I. Real Estate Fund and the INVESCO VIF Funds became portfolios of the Trust. All historical financial and other information contained in this Statement of Additional Information for the periods prior to April 30, 2004, relating to AIM V.I. Real Estate Fund (or a class thereof) is that of its predecessor fund (or its corresponding class thereof).


SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such

Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of insurance company separate accounts ("Contract owners"), annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

         Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION


         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.


INVESTMENT STRATEGIES AND RISKS

         The tables on the following pages identifies various securities and investment techniques used by AIM in managing the Funds. The tables have been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund might not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

         The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective.

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES



                                                            EQUITY FUNDS
                -------------------------------------------------------------------------------------------------------------------
                                                                V.I.                        V.I.
   FUND         V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
                AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
                GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
                FUND   FUND   FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
SECURITY
INVESTMENT
TECHNIQUE

                                                         EQUITY INVESTMENTS

Common Stock     X      X      X      X       X        X         X         X        X        X         X         X      X      X

Preferred        X      X      X      X       X        X         X         X        X        X         X         X      X      X
Stock

Convertible      X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Alternative      X      X      X      X       X        X         X         X        X        X         X         X      X      X
Entity
Securities

                                                         FOREIGN INVESTMENTS

Foreign          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Foreign                                                                                                                 X      X
Government
Obligations

Foreign          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Exchange
Transactions

                                                  DEBT INVESTMENTS FOR EQUITY FUNDS

U.S.                                                                                         X                   X      X      X
Government
Obligations

Mortgage-Backed                                                                                                         X
and
Asset-Backed
Securities

Collateralized                                                                                                          X
Mortgage
Obligations

Investment       X      X      X      X       X        X         X         X        X        X         X         X      X      X
Grade
Corporate Debt

Liquid Assets    X      X      X      X       X        X         X         X        X        X         X         X      X      X

Junk                                                                                                                    X
Bonds




           FIXED INCOME FUNDS AND
             MONEY MARKET FUND
--------------------------------------------

              V.I.    V.I.    V.I.     V.I.
   V.I.       DIV     GOVT    HIGH    MONEY
   BAL        INCM    SEC     YIELD    MKT
   FUND       FUND    FUND    FUND     FUND
 --------- ---------- ----- -------- -------







    X          X

    X          X               X


    X          X               X


    X          X               X





    X          X       X       X       X


    X          X       X       X       X



    X          X       X       X



                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES



                                                            EQUITY FUNDS
                -------------------------------------------------------------------------------------------------------------------
                                                                V.I.                        V.I.
   FUND         V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
                AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
                GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
                FUND   FUND   FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
SECURITY
INVESTMENT
TECHNIQUE
                                    DEBT INVESTMENTS FOR FIXED INCOME FUNDS AND MONEY MARKET FUND
U.S.
Government
Obligations

Rule 2a-7
Requirements

Foreign Bank
Obligations

Mortgage-Backed
and
Asset-Backed
Securities

Collateralized
Mortgage
Obligations

Bank
Instruments

Commercial
Instruments

Participation
Interests

Municipal
Lease
Obligations

Investment
Grade
Corporate
Debt
Obligations

Junk Bonds




           FIXED INCOME FUNDS AND
             MONEY MARKET FUND
--------------------------------------------

              V.I.    V.I.    V.I.     V.I.
   V.I.       DIV     GOVT    HIGH    MONEY
   BAL        INCM    SEC     YIELD    MKT
   FUND       FUND    FUND    FUND     FUND
 --------- ---------- ----- -------- -------

     X          X       X       X       X



     X          X       X       X       X


     X          X               X       X


     X          X       X       X




     X



     X          X                       X


     X          X               X       X


                                        X


     X          X               X       X



     X          X               X       X





                X               X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES




                                                            EQUITY FUNDS
                -------------------------------------------------------------------------------------------------------------------
                                                                V.I.                        V.I.
   FUND         V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
                AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
                GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
                FUND   FUND   FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
SECURITY
INVESTMENT
TECHNIQUE
                                                          OTHER INVESTMENTS

REITs            X      X      X      X       X        X         X         X        X        X         X         X      X      X

Other            X      X      X      X       X        X         X         X        X        X         X         X      X      X
Investment
Companies

Defaulted
Securities

Municipal
Forward
Contracts

Variable or
Floating Rate
Instruments

SIndexed
Securities

Zero-Coupon
and
Pay-in-Kind
Securities

Synthetic
Municipal
Instruments

                                                        INVESTMENT TECHNIQUES

Delayed          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Delivery
Transactions

When-Issued      X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Short Sales      X      X      X      X       X        X         X         X        X        X         X         X      X      X

Margin
Transactions

Swap             X      X      X      X       X        X         X         X        X        X         X         X      X      X
Agreements

Interfund        X      X      X      X       X        X         X         X        X        X         X         X      X      X
Loans

Borrowing        X      X      X      X       X        X         X         X        X        X         X         X      X      X


           FIXED INCOME FUNDS AND
             MONEY MARKET FUND
--------------------------------------------

              V.I.    V.I.    V.I.     V.I.
   V.I.       DIV     GOVT    HIGH    MONEY
   BAL        INCM    SEC     YIELD    MKT
   FUND       FUND    FUND    FUND     FUND
 --------- ---------- ----- -------- -------

     X          X       X       X       X

     X          X       X       X       X



                                X






     X          X               X       X






     X          X               X










     X          X       X       X       X



     X          X       X       X       X


     X          X       X       X




     X          X


     X          X       X       X       X


     X          X       X       X       X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES



                                                            EQUITY FUNDS
                -------------------------------------------------------------------------------------------------------------------
                                                                V.I.                        V.I.
   FUND         V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
                AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
                GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
                FUND   FUND   FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
SECURITY
INVESTMENT
TECHNIQUE

Lending          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Portfolio
Securities

Repurchase       X      X      X      X       X        X         X         X        X        X         X         X      X      X
Agreements

Reverse          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Repurchase
Agreements

Dollar Rolls

Illiquid         X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Rule 144A        X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Unseasoned       X      X      X      X       X        X         X         X        X        X         X         X      X      X
Securities

Portfolio
Transactions

Sale of Money
Market
Securities

Standby
Commitments

                                                             DERIVATIVES

Equity-Linked    X      X      X      X       X        X         X         X        X        X         X         X      X      X
Derivatives

Put Options      X      X      X      X       X        X         X         X        X        X         X         X      X      X

Call Options     X      X      X      X       X        X         X         X        X        X         X         X      X      X

Straddles        X      X      X      X       X        X         X         X        X        X         X         X      X      X

Warrants         X      X      X      X       X        X         X         X        X        X         X         X      X      X




           FIXED INCOME FUNDS AND
             MONEY MARKET FUND
--------------------------------------------

              V.I.    V.I.    V.I.     V.I.
   V.I.       DIV     GOVT    HIGH    MONEY
   BAL        INCM    SEC     YIELD    MKT
   FUND       FUND    FUND    FUND     FUND
 --------- ---------- ----- -------- -------

     X          X       X       X       X



     X          X       X       X       X


     X          X       X       X       X



     X          X       X

     X          X       X       X       X


     X          X       X       X       X


     X          X       X       X














     X


     X          X       X       X

     X          X       X       X

     X          X       X       X

     X          X               X

                          AIM VARIABLE INSURANCE FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES



                                                            EQUITY FUNDS
                -------------------------------------------------------------------------------------------------------------------
                                                                V.I.                        V.I.
   FUND         V.I.  V.I.    V.I.   V.I.    V.I.     V.I.      DENT               V.I.     LRG     V.I. MID    V.I.   V.I.   V.I.
                AGG   BASIC   BLUE   CAP     CAP      CORE      DEMO       V.I.   INT'L     CAP     CAP CORE    PREM   REAL   SML
                GRW   VALUE   CHIP   APPR    DEV     EQUITY     TRNDS      GRW     GRW      GRW      EQUITY    EQUITY  EST    CAP
                FUND   FUND   FUND   FUND    FUND     FUND      FUND       FUND    FUND     FUND      FUND      FUND   FUND  EQUITY
--------------- ----- ------ ------ ------ -------- -------- ----------- ------- -------- -------- ----------- ------- ----- ------
SECURITY
INVESTMENT
TECHNIQUE

Futures          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Contracts and
Options on
Futures
Contracts

Forward          X      X      X      X       X        X         X         X        X        X         X         X      X      X
Currency
Contracts

Cover            X      X      X      X       X        X         X         X        X        X         X         X      X      X

                                           ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special                               X
Situations

Taxable
Municipal
Securities





           FIXED INCOME FUNDS AND
             MONEY MARKET FUND
--------------------------------------------

              V.I.    V.I.    V.I.     V.I.
   V.I.       DIV     GOVT    HIGH    MONEY
   BAL        INCM    SEC     YIELD    MKT
   FUND       FUND    FUND    FUND     FUND
 --------- ---------- ----- -------- -------




     X          X       X       X






     X          X               X



     X          X       X       X






                                X       X


Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM V.I. Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities.

         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities outside the United States. The term "foreign securities" includes securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest in foreign securities as described in the Prospectus. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective July 1, 2002.

         Risks of Developing Countries. Each Fund (excluding AIM V.I. Money Market Fund) may invest up to 5%, except that AIM V.I. Dent Demographic Trends Fund may invest up to 10% and AIM V.I. International Growth Fund may invest up to 20%, of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small, are less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund (except AIM V.I. Money Market Fund) has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments for Equity Funds

         U.S. GOVERNMENT OBLIGATIONS. See "Debt Investments for Fixed Income Funds and Money Market Fund - U.S. Government Obligations" on page 13.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. See "Debt Investments for Fixed Income Funds and Money Market Fund - Mortgage Backed and Asset-Backed Securities" on page 14.

         COLLATERALIZED MORTGAGE OBLIGATIONS. See "Debt Investments for Fixed Income Funds and Money Market Fund - Collateralized Mortgage Obligations" on page 15.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         LIQUID ASSETS. For cash management purposes, the Funds may hold a portion of their assets in cash or cash equivalents, including shares of affiliated money market funds. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, banker's acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations).

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         To the extent that a Fund has the ability to invest in junk bonds, a Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and each Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         Descriptions of debt securities ratings are found in Appendix A.

Debt Investments for Fixed Income Funds and Money Market Fund

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from an NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

         AIM V.I. Money Market Fund will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

         FOREIGN BANK OBLIGATIONS. To the extent that a Fund has the ability to invest in foreign Bank Obligations, the Fund may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. AIM V.I. Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 50% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the

U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.


         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM V.I. Balanced Fund and AIM V.I. Real Estate Fund may invest in CMOs. The Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         BANK INSTRUMENTS. Each Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         COMMERCIAL INSTRUMENTS. Each Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the applicable quality criteria. The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. All variable rate master demand notes acquired by AIM V.I. Money Market Fund will be payable within a prescribed notice period not to exceed seven days.


         PARTICIPATION INTERESTS. AIM V.I. Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.


         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases for exempt from federal income taxes. Consistent with its investment objective, a Fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.


         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. See "Debt Investments for Equity Funds - Investment Grade Corporate Debt" on page 11.


         JUNK BONDS. See "Debt Investments for Equity Funds - Junk Bonds" on page 12.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with its investment objective, each Fund (except AIM V.I. Real Estate Fund) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM V.I. Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds.

         DEFAULTED SECURITIES. AIM V.I. High Yield Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by a Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Trustees.

         VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

         To the extent a Fund has the ability to invest in Variable or Floating Rate Instruments, the Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective, each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery transactions will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         AIM V.I. Government Securities Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. To the extent that a Fund has the ability to enter into Swap Agreements, a Fund has the ability to enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owned to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are repurchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage prepayment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund, except AIM V.I. Money Market Fund, may invest up to 15% of its net assets in securities that are illiquid. AIM V.I. Money Market Fund may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.





Derivatives

         To the extent a Fund has the ability to invest in Derivatives, the Fund may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. The Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular securities index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, futures contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, futures contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. Each Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, futures contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such security or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, futures contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the underling security, futures contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, futures contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset to the extent of the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to receive for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, futures contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, futures contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. Each Fund may purchase a call option for the purpose of acquiring the underlying security, futures contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, futures contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, futures contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, futures contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, futures contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, futures contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, futures contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, futures contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, futures contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, futures contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. Each Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         SPECIAL SITUATIONS. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include things such as liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

         TAXABLE MUNICIPAL SECURITIES. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

DIVERSIFICATION REQUIREMENTS - AIM V.I. MONEY MARKET FUND

         As a money market fund, AIM V.I. Money Market Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to securities with demand features or guarantees.

         The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the securities secures repayment of such securities.

         The diversification requirement applicable to securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

FUND POLICIES


         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, except AIM V.I. Real Estate Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Consistent with applicable law and unless otherwise provided, all percentage limitations apply at the time of purchase.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933;

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for AIM V.I. Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

         AIM V.I. Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies.






         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or in investing in securities that are secured by real estate or interests therein;

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; and

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

         The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board of Trustees has adopted non-fundamental restrictions for the Funds relating to certain of these restrictions which AIM, the sub-advisor of AIM V.I. Dent Demographic Trends Fund and AIM V.I. Real Estate Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.


         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to all of the Funds, except AIM V.I. Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.



         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM V.I. Money Market Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of money market funds and lend money to other investment companies and their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.



         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceeds 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.


         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.






         For purposes of AIM V.I. Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

PORTFOLIO TURNOVER



         The portfolio turnover rate for the AIM V.I. Balanced Fund, increased significantly from the fiscal year ended December 31, 2002 to the fiscal year ended December 31, 2003. In December of 2003, Bret Stanley, Matthew Seinsheimer, Michael Simon and R. Canon Coleman were named portfolio managers of the AIM V.I. Balanced Fund. Consistent with the change in management, the fund experienced above-average portfolio turnover to better align it with the investment philosophy of the new portfolio managers.



         The portfolio turnover rate for the AIM V.I. Diversified Income Fund increased significantly from the fiscal year ended December 31, 2002 to the fiscal year ended December 31, 2003. The increased portfolio turnover rate is due to a rapid up-and-down change in yields causing additional turnover as they adjust the portfolio to changing market conditions.



         The portfolio turnover rate for the AIM V.I. Government Securities Fund increased significantly from the fiscal year ended December 31, 2002 to the fiscal year ended December 31, 2003. The increased portfolio turnover rate is due to a rapid up-and-down change in yields causing additional turnover as they adjust the portfolio to changing market conditions.



         The portfolio turnover rate for the AIM V.I. Core Equity Fund decreased significantly from the fiscal year ended December 31, 2002 to the fiscal year ended December 31, 2003. In January of 2002, Ronald Sloan became lead portfolio manager of the AIM V.I. Core Equity Fund. Consistent with the change in management, the fund experienced above-average portfolio turnover to better align it with the investment philosophy of the new portfolio manager. In 2003, the portfolio was already aligned with the portfolio manager's investment approach, and as such, portfolio turnover in 2003 was more moderate.



         The portfolio turnover rate for the AIM V.I. Dent Demographic Trends Fund decreased significantly from the fiscal year ended December 31, 2002 to the fiscal year ended December 31, 2003. The decreased turnover rate is due to a lower redemption rate and more stocks in the portfolio having better visible earnings being held on to.



         The portfolio turnover rate for the AIM V.I. Growth Fund decreased significantly from the fiscal year ended December 31, 2002 to the fiscal year ended December 31, 2003. The decreased turnover rate is due to a lower redemption rate and more stocks in the portfolio having better visible earnings being held on to.


TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of the Funds are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Funds and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.


         The standing committees of the Board of Trustees are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing issues.



         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Funds (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Funds' management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Funds; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) to assist the Board's oversight of the Funds' compliance with legal and regulatory requirements that related to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, to pre-approve all permissible non-audit services provided to the Funds by its independent auditors; (vi) to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, to prepare an audit committee report for inclusion in the Fund's annual proxy statement. During the fiscal year ended December 31, 2003, the Audit Committee held seven meetings.



         The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment:
(a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.



         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2003, the Governance Committee held five meetings.



         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

         The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley, Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended December 31, 2003, the Investments Committee held four meetings.



         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis to review matters related to valuation. During the fiscal year ended December 31, 2003, the Valuation Committee held one meeting.



         The members of the Special Committee Relating to Market Timing issues are Messrs. Crockett, Dowden, Dunn, and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended December 31, 2003, the Special Committee Relating to Market Timing issues did not meet.





TRUSTEE OWNERSHIP OF FUND SHARES

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustees in all AIM Funds is set forth in Appendix B.

FACTORS CONSIDERED IN RENEWING INVESTMENT ADVISORY AGREEMENT


         The advisory agreement with AIM was re-approved for each Fund (except AIM V.I. Large Cap Growth Fund, AIM V.I. Small Cap Equity Fund and AIM V.I. Real Estate Fund) by the Trust's Board at a meeting held on July 30, 2003. The advisory agreement with AIM was initially approved for AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund by the Trust's Board at a meeting held on March 3-4, 2003, and for AIM V.I. Real Estate Fund at a meeting held on December 8-10, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of the AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of their assets and relationship to contractual limitations; any fee waivers (or payments of fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.


         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and their respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

         The Trustees have adopted a retirement plan for the Trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

         AIM, the Trust A I M Distributors, Inc. ("AIM Distributors"), H.S. Dent Advisors, Inc. and INVESCO Institutional (N.A.), Inc. have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES


         The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund (except AIM V.I. Real Estate Fund) to the Fund's investment advisor. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by AIM V.I. Real Estate Fund to the Fund's investment sub-advisor. The investment advisor or sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.


         Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by certain beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to AIM V.I. Dent Demographic Trends Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

         AIM is also responsible for furnishing to the Funds, at the Advisor's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

                         FUND NAME                                       NET ASSETS                   ANNUAL RATE
------------------------------------------------------------ ------------------------------------ --------------------
AIM V.I. Aggressive Growth Fund                              First $150 million                          0.80%
                                                             Amount over $150 million                    0.625%

AIM V.I. Balanced Fund                                       First $150 million                          0.75%
                                                             Amount over $150 million                    0.50%

AIM V.I. Basic Value Fund                                    First $500 million                          0.725%
AIM V.I. Mid Cap Core Equity Fund                            Next $500 million                           0.700%
                                                             Next $500 million                           0.675%
                                                             Amount over $1.5 billion                    0.65%

AIM V.I. Blue Chip Fund                                      First $350 million                          0.75%
AIM V.I. Capital Development Fund                            Amount over $350 million                    0.625%

AIM V.I. Capital Appreciation Fund                           First $250 million                          0.65%
AIM V.I. Core Equity Fund                                    Amount over $250 million                    0.60%
AIM V.I. Growth Fund
AIM V.I. Premier Equity Fund

                FUND NAME                                             NET ASSETS                    ANNUAL RATE
--------------------------------------------                 --------------------------            --------------
AIM V.I. Dent Demographic Trends Fund                        First $2 billion                            0.85%
                                                             Amount over $2 billion                      0.80%

AIM V.I. Diversified Income Fund                             First $250 million                          0.60%
                                                             Amount over $250 million                    0.55%

AIM V.I. Government Securities Fund                          First $250 million                          0.50%
                                                             Amount over $250 million                    0.45%

AIM V.I. High Yield Fund                                     First $200 million                          0.625%
                                                             Next $300 million                           0.55%
                                                             Next $500 million                           0.50%
                                                             Amount over $1 billion                      0.45%

AIM V.I. International Growth Fund                           First $250 million                          0.75%
                                                             Amount over $250 million                    0.70%

AIM V.I. Large Cap Growth Fund                               First $1 billion                            0.75%
                                                             Next $1 billion                             0.70%
                                                             Amount over $2 billion                      0.625%

AIM V.I. Money Market Fund                                   First $250 million                          0.40%
                                                             Amount over $250 million                    0.35%

AIM V.I. Real Estate Fund                                    All Assets                                  0.90%


AIM V.I. Small Cap Equity Fund                               All Assets                                  0.85%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable to each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


         AIM has contractually agreed through December 31, 2004, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for Series I shares of each of AIM V.I. Dent Demographic Trends Fund, AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund to the extent necessary to limit the total operating expenses of each series to 1.30%. Such contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.



AIM has contractually agreed through April 30, 2005, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for Series I shares of AIM V.I. Real Estate Fund, to the extent necessary to limit Series I total annual fund operating expenses to 1.30%. Such contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.



         AIM has contractually agreed through April 30, 2005, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund mergers and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for Series I shares of AIM V.I. High Yield Fund to the extent necessary to limit Series I shares total annual fund operating expenses to 1.05%.


INVESTMENT SUB-ADVISORS

         AIM has entered into a Sub-Advisory contract with H.S. Dent Advisors, Inc. ("Dent") (a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. Dent Demographic Trends Fund, and has entered into a Sub-Advisory contract with INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") (a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. Real Estate Fund.

         Both Dent and INVESCO Institutional are registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Dent's responsibilities include providing AIM V.I. Dent Demographic Trends Fund with macroeconomic and sector research, along with investment and market capitalization recommendations analyzing global economic trends. INVESCO Institutional is responsible for AIM V.I. Real Estate Fund's day to day management, including the Fund's investment decisions and the execution of securities transactions, with respect to the Fund. INVESCO Institutional is an affiliate of AIM.

         For the services to be rendered by Dent under its Sub-Advisory Contract, the Advisor will pay to Dent, a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.13% of the first $1 billion of AIM V.I. Dent Demographic Trends Fund's average daily net assets, plus 0.10% of the Fund's average daily net assets in excess of $1 billion to and including $2 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion.

         For the services to be rendered by INVESCO Institutional under its Sub-Advisory Contract with respect to AIM V.I. Real Estate Fund, AIM will pay a sub-advisory fee computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

         Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor to the AIM V.I. Real Estate Fund.

         AIM, INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $371 billion in assets under management as of December 31, 2003.

AMVESCAP PLC's North American subsidiaries include:

      AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, and institutional plan providers.

         AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) ("ANTC"), a wholly owned subsidiary of ARI maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

         INVESCO Institutional, Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional includes the following Groups and Divisions:

   INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

   INVESCO National Asset Management Division, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.

   INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

   INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

   INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

   INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITs, and publicly traded stocks of companies deriving substantial revenues from real estate industry activities.

   INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

         AIM provides investment advisory and administrative services for retail and institutional mutual funds.

         A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

         A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

         The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix F.

         Prior to April 30, 2004, INVESCO served as investment advisor to the predecessor to the AIM V.I. Real Estate Fund. During periods outlined in Appendix F, AIM V.I. Real Estate Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown in Appendix F, so that the AIM V.I. Real Estate Fund's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO. Prior to April 30, 2004, INVESCO Institutional served as sub-advisor to the predecessor to the AIM V.I. Real Estate Fund under a prior agreement.

         SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS


         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, AIM provides, or assures that Participating Insurance Companies will provide, certain services implementing the Trust's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing Contractowners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contractowners; distribution to existing Contractowners copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contractowner services and communication. Effective May 1, 1998, the Funds agreed to reimburse AIM for its costs in reimbursing the Participating Insurance Companies that provide these services, currently subject to an annual limit of 0.25% of the average net assets invested in each Fund by each Participating Insurance Company. Any amounts paid by AIM to a Participating Insurance Company in excess of 0.25% of the average net assets invested in each Fund are paid by AIM out of its own financial resources.


         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. AIM Investment Services, Inc. ("AISI"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AISI provides that AISI will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AISI will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds (except AIM V.I. Money Market Fund). The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of AIM V.I. Money Market Fund.

         The Custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under their contract with the Trust, the Custodians maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103, as the independent public accountants to audit the financial statements of the Funds (except AIM V.I. Real Estate Fund). The Board of Trustees has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002, as the independent public accountants to audit the financial statements of AIM V.I. Real Estate Fund.



         COUNSEL TO THE TRUST. Foley & Lardner, LLP,Washington, D.C., has advised the Trust on certain federal securities law matters.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


         The Sub-advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.


         Since purchases and sales of portfolio securities by the AIM V.I. Money Market Fund are usually principal transactions, the Fund incurs little or no brokerage commissions.

BROKERAGE TRANSACTIONS

         AIM or the subadvisor makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Purchases and sales of portfolio securities for AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund are generally transacted with the issuer or a primary market maker. In addition, some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31, are found in Appendix H.

COMMISSIONS

         During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." In addition, the services provided by a broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in any transaction, the Fund may pay a higher price than that available from another broker provided that the difference is justified by other aspects of the portfolio execution services provided.


         The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other mutual funds advised by AIM. Also, a Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.


         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.


         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by subadvisers to accounts managed or advised by AIM. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.


         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Fund transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.


         Foreign equity securities held by a Fund in the form of ADRs or EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2003 are found in Appendix I.

REGULAR BROKERS OR DEALERS


         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2003 is found in Appendix I.


ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Often times, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPO's by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:


         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, and any other AIM Fund which has more than 5% of its outstanding shares owned by AIM or one of its affiliates, officers, directors or employees, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.


         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                        PURCHASE AND REDEMPTION OF SHARES

         The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

         The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

         The Board of Trustees monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contractors or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board of Trustees may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

Calculation of Net Asset Value

         The net asset value per share (or share price) of each Series of each of the Funds will be determined as of the close of the customary trading session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each "business day of the Fund." In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. A "business day of a Fund" is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

Valuation of Investments of All Funds Except AIM V.I. Money Market Fund

         Among other items, each Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers and in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

Valuation of AIM V.I. Money Market Fund's Investments.

         AIM V.I. Money Market Fund uses the amortized cost method of valuing the securities held by the Fund and rounds the Fund's per share net asset value to the nearest whole cent; therefore, it is anticipated that the net asset value of the shares of the Fund will remain constant at $1.00 per share. However, the Trust can give no assurance that the Fund can maintain a $1.00 net asset value per share.

         For AIM V.I. Money Market Fund: The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Fund and rounding the resulting per share net asset value to the nearest one cent. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Yield Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

         The valuation of the portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. The Fund will invest only in "Eligible Securities," as defined in Rule 2a-7 of the 1940 Act, which the Fund's Board of Trustees has determined present minimal credit risk. Rule 2a-7 also requires, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 397 calendar days or less.

         The Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00 for the Fund as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Trustees at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Fund's shares. In the event the Board of Trustees determines that such a deviation exists for the Fund, it will take such corrective action as the Board of Trustees deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

         The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

         For All Other Funds: The net asset value per share of each Fund is normally determined daily as of the close of the customary trading session on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Trust. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished based upon quotes furnished by independent pricing services or market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

         Securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.


PAYMENTS TO PARTICIPATING INSURANCE COMPANIES



         AIM Distributors may, from time to time, at its expense out of its own financial resources, make cash payments to Participating Insurance Companies as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM Distributors may also make other cash payments to Participating Insurance Companies in addition to or in lieu of Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM Distributor's discretion. In certain cases these other payments could be significant to the Participating Insurance Companies. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

         It is the present policy of the Funds to declare and distribute dividends representing substantially all net investment income as follows:


                                                                          DIVIDENDS             DIVIDENDS
                                                                          DECLARED                PAID
                                                                          ---------             ---------
         AIM V.I. Aggressive Growth Fund ................................ annually              annually
         AIM V.I. Balanced Fund ......................................... annually              annually
         AIM V.I. Basic Value Fund....................................... annually              annually
         AIM V.I. Blue Chip Fund ........................................ annually              annually
         AIM V.I. Capital Appreciation Fund ............................. annually              annually
         AIM V.I. Capital Development Fund .............................. annually              annually
         AIM V.I. Core Equity Fund ...................................... annually              annually
         AIM V.I. Dent Demographic Trends Fund........................... annually              annually
         AIM V.I. Diversified Income Fund ............................... annually              annually
         AIM V.I. Government Securities Fund ............................ annually              annually
         AIM V.I. Growth Fund ........................................... annually              annually
         AIM V.I. High Yield Fund ....................................... annually              annually
         AIM V.I. International Growth Fund ............................. annually              annually
         AIM V.I. Large Cap Growth Fund.................................. annually              annually
         AIM V.I. Mid Cap Core Equity Fund............................... annually              annually
         AIM V.I. Money Market Fund .....................................    daily              monthly
         AIM V.I. Premier Equity Fund ................................... annually              annually
         AIM V.I. Real Estate Fund....................................... annually              annually
         AIM V.I. Small Cap Equity Fund.................................. annually              annually


         All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.


         It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.


         It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM V.I. Money Market Fund. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gain by the end of each taxable year to separate accounts of participating life insurance companies. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any carried forward from previous fiscal periods. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

         AIM V.I. Money Market Fund declares net investment income dividends daily and pays net investment income dividends monthly and declares and pays annually any capital gain distributions. The Fund does not expect to realize any long-term capital gains and losses. The Fund may distribute net realized short-term gain, if any, more frequently.

         A dividend or distribution paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of AIM V.I. Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of AIM V.I. Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS


         Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its investment company taxable income and net capital gains.


         In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

         The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

         Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

         Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

         Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other
RICs).

         The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

         As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the distribution requirement.

         Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLAN

         The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

         The Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Plan.

         Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.


         AIM Distributors has contractually agreed through December 31, 2004, to reimburse Rule 12b-1 distribution plan fees for Series II shares of each of AIM V.I. Dent Demographic Trends Fund, AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund to the extent necessary to limit Series II shares total annual fund operating expenses to 1.45%.



         AIM Distributors has contractually agreed through April 30, 2005, to reimburse Rule 12b-1 distribution plan fees for Series II shares of AIM V.I. Real Estate Fund to the extent necessary to limit Series II shares total annual fund operating expenses to 1.45%.



         AIM Distributors has contractually agreed through April 30, 2005, to reimburse Rule 12b-1 distribution plan fees for Series II shares of AIM V.I. High Yield Fund to the extent necessary to limit Series II shares total annual fund operating expenses to 1.20%.


         Each Fund may pay a service fee of 0.25% of the average daily net assets of the Series II shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plan, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the Plan. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plan. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix J for a list of the amounts paid by Series II shares to AIM Distributors pursuant to the Plan for the year, or period, ended December 31, 2003 and Appendix K for an estimate by category of the allocation of actual fees paid by Series II shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2003.

         As required by Rule 12b-1, the Plan and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plan with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plan that would increase materially the distribution expenses paid by the class requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

DISTRIBUTOR

         The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         Certain Funds may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Series II shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Series I shares at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Series II shares since their inception and the restated historical performance of the Funds'

Series I shares (for periods prior to inception of the Series II shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Series II shares.

         A restated or blended performance calculation may be used to derive the following for all Funds, except AIM V.I. Money Market Fund: (i) standardized average annual total returns over one, five and ten years (or since inception if less than ten years) and (ii) non-standardized cumulative total returns over a stated period.

         A restated or blended performance calculation may be used to derive the following for AIM V.I. Money Market Fund: (i) non-standardized average annual total returns over a stated period, and (ii) non-standardized cumulative total returns over a stated period.

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000;
                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the 1, 5, or 10 year periods);
                n       =    number of years; and
                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).

The cumulative total returns for each Fund, with respect to its Series I shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix L.

Yield Quotation

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a   =    dividends and interest earned during a stated 30-day
                        period.  For purposes of this calculation, dividends
                        are accrued rather than recorded on the ex-dividend
                        date. Interest earned under this formula must generally
                        be calculated based on the yield to maturity of each
                        obligation (or, if more appropriate, based on yield to
                        call date);
               b   =    expenses accrued during period (net of reimbursements);
               c   =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends; and
               d   =    the maximum offering price per share on the last day of
                        the period.

         The standard formula for calculating annualized yield for AIM V.I. Money Market Fund is as follows:

                           Y = (V  - V )    x        365
                                 1    2
                               ---------             ---
                                  V                   7
                                    2

         Where       Y    =    annualized yield;
                     V    =    the value of a hypothetical pre-existing
                      0        account in the Fund having a balance of one share
                               at the beginning of a stated seven-day period;
                               and
                     V    =    the value of such an account at the end of the
                      1        stated period.

         The standard formula for calculating effective annualized yield for the Fund is as follows:

                                       365/7
                           EY = (Y + 1)     - 1

         Where       EY   =    effective annualized yield; and
                     Y    =    annualized yield, as determined above.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. For a fund with a small asset base, any investment such Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                 Forbes                        Nation's Business
         Barron's                        Fortune                       New York Times
         Best's Review                   Hartford Courant              Pension World
         Broker World                    Inc.                          Pensions & Investments
         Business Week                   Institutional Investor        Personal Investor
         Changing Times                  Insurance Forum               Philadelphia Inquirer
         Christian Science Monitor       Insurance Week                USA Today
         Consumer Reports                Investor's Daily              U.S. News & World Report
         Economist                       Journal of the American       Wall Street Journal
         FACS of the Week                  Society of CLU & ChFC       Washington Post

         Financial Planning              Kiplinger Letter              CNN
         Financial Product News          Money                         CNBC
         Financial Services Week         Mutual Fund Forecaster        PBS
         Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:


         Lipper Balanced Fund Index                           Russell 3000--Registered Trademark-- Index
         Lipper European Fund Index                           Russell 1000--Registered Trademark-- Growth Index
         Lipper Global Fund Index                             Russell 3000 Growth Index
         Lipper International Fund Index                      Lehman Aggregate Bond Index
         Lipper Multi Cap Core Fund Index                     Dow Jones Global Utilities Index
         Lipper Multi Cap Growth Fund Index                   MSCI All Country World Index
         Lipper Science & Technology Fund Index               MSCI EAFE Index
         Lipper Small Cap Core Fund Index                     MSCI Europe Index
         Lipper Small Cap Growth Fund Index                   PSE Tech 100 Index
         Lipper Large Cap Core Fund Index                     Standard & Poor's 500 Index
         Russell 1000 Index                                   Wilshire 5000 Index
         Russell 1000 Value Index                             NASDAQ Index
         Russell 2000--Registered Trademark-- Index           Real Estate Funds


         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

         From time to time, AIM V.I. Dent Demographic Trends Fund's sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

                               PENDING LITIGATION


         A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served, or for which service of process has been waived, as of March 18, 2004 is set forth in Appendix M.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

         An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS


                              As of January 1, 2004



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 117 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.



                                  TRUSTEE
   NAME, YEAR OF BIRTH AND         AND/OR
  POSITION(S) HELD WITH THE       OFFICER                                                        OTHER DIRECTORSHIP(S)
              TRUST                SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
--------------------------------  --------   ----------------------------------------------    -----------------------
INTERESTED PERSONS

Robert H. Graham(1) --  1946        1993     Director and Chairman, A I M Management Group      None
Trustee, Chairman and President              Inc. (financial services holding company);
                                             Director and Vice Chairman, AMVESCAP PLC and
                                             Chairman of AMVESCAP PLC- AIM Division (parent
                                             of AIM and a global investment management firm)

                                             Formerly: President and Chief Executive Officer,
                                             A I M Management Group Inc.; Director, Chairman
                                             and President, A I M Advisors, Inc. (registered
                                             investment advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered investment
                                             advisor); A I M Distributors, Inc. (registered
                                             broker dealer), AIM Investment Services, Inc.
                                             (registered transfer agent), and Fund Management
                                             Company (registered broker dealer); and Chief
                                             Executive Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) -- 1951       2003     Director, President and Chief Executive Officer,   None
Trustee and Executive Vice                   A I M Management Group Inc. (financial services
President                                    holding company); Director, Chairman and
                                             President, A I M Advisors, Inc. (registered
                                             investment advisor); Director, A I M Capital
                                             Management Inc. (registered investment advisor)
                                             and A I M Distributors, Inc. (registered broker
                                             dealer), Director and Chairman, AIM Investment
                                             Services, Inc. (registered transfer agent), and
                                             Fund Management Company (registered broker
                                             dealer); and Chief Executive Officer, AMVESCAP
                                             PLC - AIM Division (parent of AIM and a global
                                             investment management firm)

                                             Formerly: Director, Chairman, President and
                                             Chief Executive Officer, INVESCO Funds Group,
                                             Inc. and INVESCO Distributors, Inc.; and Chief
                                             Executive Officer, AMVESCAP PLC - Managed
                                             Products; Chairman and Chief Executive Officer
                                             of NationsBanc Advisors, Inc.; and Chairman of
                                             NationsBanc Investments, Inc.


----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                  TRUSTEE
   NAME, YEAR OF BIRTH AND         AND/OR
  POSITION(S) HELD WITH THE       OFFICER                                                        OTHER DIRECTORSHIP(S)
              TRUST                SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
--------------------------------  --------   ----------------------------------------------    -----------------------
INDEPENDENT TRUSTEES

Bob R. Baker(3) - 1936              2004     Retired                                            None
Trustee
                                             Formerly:  President and Chief Executive
                                             Officer, AMC Cancer Research Center; and
                                             Chairman and Chief Executive Officer, First
                                             Columbia Financial Corporation

Frank S. Bayley -- 1939             2001     Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
Trustee                                                                                         (registered investment
                                             Formerly:  Partner, law firm of Baker & McKenzie   company)

James T. Bunch(3) - 1942            2004     Co-President and Founder, Green, Manning & Bunch   None
Trustee                                      Ltd. (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder Insurance
                                             Corporation

Bruce L. Crockett -- 1944           1993     Chairman, Crockett Technology Associates           ACE Limited (insurance
Trustee                                      (technology consulting company)                    company); and Captaris,
                                                                                                Inc. (unified messaging
                                                                                                provider)

Albert R. Dowden --  1941           2000     Director of a number of public and private         Cortland Trust, Inc.
Trustee                                      business corporations, including the Boss Group,   (registered investment
                                             Ltd. (private investment and management) and       company); Annuity and
                                             Magellan Insurance Company                         Life Re (Holdings),
                                                                                                Ltd. (insurance company)
                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo and
                                             director of various affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935         1998     Retired                                            None
Trustee
                                             Formerly: Chairman, Mercantile Mortgage Corp.;
                                             President and  Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952              1997     Chief Executive Officer, Twenty First Century      Administaff and
Trustee                                      Group, Inc. (government affairs company) and       Discovery Global
                                             Texana Timber LP (sustainable forestry company)    Education Fund
                                                                                                (non-profit)


----------


(3)      Was elected as a Trustee of the Trust on April 2, 2004.

                                  TRUSTEE
   NAME, YEAR OF BIRTH AND         AND/OR
  POSITION(S) HELD WITH THE       OFFICER                                                        OTHER DIRECTORSHIP(S)
              TRUST                SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
--------------------------------  --------   ----------------------------------------------    -----------------------
Carl Frischling -- 1937             1993     Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
Trustee                                      Frankel LLP                                        (registered investment
                                                                                                company)

Gerald J. Lewis(3) -- 1933          2004     Chairman, Lawsuit Resolution Services (San         General Chemical Group,
Trustee                                      Diego, California)                                 Inc., Wheelabrator
                                                                                                Technologies, Inc.
                                             Formerly: Associate Justice of the California      (waste management
                                             Court of Appeals                                   company), Fisher
                                                                                                Scientific, Inc.,
                                                                                                Henley Manufacturing,
                                                                                                Inc. (laboratory
                                                                                                supplies), and
                                                                                                California Coastal
                                                                                                Properties, Inc.

Prema Mathai-Davis -- 1950          1998     Formerly:  Chief Executive Officer, YWCA of the    None
Trustee                                      USA

Lewis F. Pennock -- 1942            1993     Partner, law firm of Pennock & Cooper              None
Trustee

Ruth H. Quigley -- 1935             2001     Retired                                            None
Trustee

Louis S. Sklar -- 1939              1993     Executive Vice President, Development and          None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)

Larry Soll, Ph.D.(3) -- 1942        2004     Retired                                            None
Trustee


----------


(3)      Was elected as a Trustee of the Trust on April 2, 2004.

                                  TRUSTEE
   NAME, YEAR OF BIRTH AND         AND/OR
  POSITION(S) HELD WITH THE       OFFICER                                                        OTHER DIRECTORSHIP(S)
              TRUST                SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
--------------------------------  --------   ----------------------------------------------    -----------------------
OTHER OFFICERS

Kevin M. Carome(4) -- 1956        2003       Director, Senior Vice President, Secretary and     N/A
Senior Vice President,                       General Counsel, A I M Management Group Inc.
Chief Legal Officer and                      (financial services holding company) and A I M
Secretary                                    Advisors, Inc.; Vice President, A I M Capital
                                             Management, Inc., A I M Distributors, Inc. and
                                             AIM Investment Services, Inc.; and Director,
                                             Vice President and General Counsel, Fund
                                             Management Company

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC

Robert G. Alley -- 1948           1993       Managing Director and Chief Fixed Income Officer   N/A
Vice President                               and Senior Investment Officer, A I M Capital
                                             Management, Inc.; and Vice President, A I M
                                             Advisors, Inc.

Stuart W. Coco -- 1955            1993       Managing Director and Director of Money Market     N/A
Vice President                               Research and Special Projects, A I M Capital
                                             Management, Inc.; and Vice President, A I M
                                             Advisors, Inc.

Melville B. Cox -- 1943           1993       Vice President and Chief Compliance Officer,       N/A
Vice President                               A I M Advisors, Inc. and A I M Capital
                                             Management, Inc.; and Vice President, AIM
                                             Investment Services, Inc.

Karen Dunn Kelley -- 1960         1993       Director of Cash Management, Managing Director     N/A
Vice President                               and Chief Cash Management Officer, A I M Capital
                                             Management, Inc.; Director and President, Fund
                                             Management Company; and Vice President, A I M
                                             Advisors, Inc.

Edgar M. Larsen -- 1940           1999       Director and Executive Vice President, A I M       N/A
Vice President                               Management Group Inc.; Director and Senior Vice
                                             President, A I M Advisors, Inc.; and Director,
                                             Chairman, President, Director of Investments,
                                             Chief Executive Officer and Chief Investment
                                             Officer, A I M Capital Management, Inc.


----------


(4)      Mr. Carome became Secretary of the Trust on March 12, 2004.

                                  TRUSTEE
   NAME, YEAR OF BIRTH AND         AND/OR
  POSITION(S) HELD WITH THE       OFFICER                                                        OTHER DIRECTORSHIP(S)
              TRUST                SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           HELD BY TRUSTEE
--------------------------------  --------   ----------------------------------------------    -----------------------
Sidney M. Dilgren -- 1961         2004       Vice President and Fund Treasurer, A I M           N/A
Vice President and Treasurer                 Advisors, Inc.

                                             Formerly:  Vice President, A I M Distributors,
                                             Inc.; and Senior Vice President, AIM Investment
                                             Services, Inc.

                        TRUSTEE OWNERSHIP OF FUND SHARES
                             AS OF DECEMBER 31, 2003




                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                       DOLLAR RANGE OF EQUITY                        INVESTMENT COMPANIES OVERSEEN BY
      NAME OF TRUSTEE                  SECURITIES PER FUND(1)           TRUSTEE IN THE AIM FAMILY OF FUNDS--Registered Trademark--
---------------------------      -----------------------------------    ----------------------------------------------------------
Robert H. Graham                                 -0-                                           Over $100,000
Mark H. Williamson                               -0-                                           Over $100,000
Bob R. Baker(3)                                  -0-                                           Over $100,000
Frank S. Bayley                                  -0-                                        $50,001 - $100,000
James T. Bunch(3)                                -0-                                           Over $100,000
Bruce L. Crockett                                -0-                                         $10,001 - $50,000
Albert R. Dowden                                 -0-                                           Over $100,000
Edward K. Dunn, Jr.                              -0-                                         Over $100,000(2)
Jack M. Fields                                   -0-                                         Over $100,000(2)
Carl Frischling                                  -0-                                         Over $100,000(2)
Gerald J. Lewis(3)                               -0-                                        $50,001 - $100,000
Prema Mathai-Davis                               -0-                                           $1 - $10,000
Lewis F. Pennock                                 -0-                                        $50,001 - $100,000
Ruth H. Quigley                                  -0-                                           $1 - $10,000
Louis S. Sklar                                   -0-                                         Over $100,000(2)
Larry Soll(3)                                    -0-                                           Over $100,000



(1) During the above period, no Trustee had any equity securities in the Funds.


(2) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.


(3)      Was elected as a trustee on April 2, 2004.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:




                                                                  RETIREMENT
                                                                   BENEFITS         ESTIMATED               TOTAL
                                                                    ACCRUED      ANNUAL BENEFITS        COMPENSATION
                                                 AGGREGATE          BY ALL       UPON RETIREMENT        FROM ALL AIM
                                               COMPENSATION        AIM FUNDS      FROM AIM FUNDS      FUNDS AND INVESCO
                                                 FROM THE         AND INVESCO       AND INVESCO         FUNDS PAID TO
               TRUSTEE                           TRUST (1)         Funds (2)         FUNDS (3)           TRUSTEES (4)
               -------                       -----------------   -------------    ---------------     -------------------

Bob R. Baker (5)                                   $   -0-          $32,635          $114,131              $154,554
Frank S. Bayley                                     20,661          131,228            90,000               159,000
James T. Bunch (5)                                     -0-           20,436            90,000               138,679
Bruce L. Crockett                                   20,787           46,000            90,000               160,000
Albert R. Dowden                                    20,661           57,716            90,000               159,000
Edward K. Dunn, Jr.                                 20,787           94,860            90,000               160,000
Jack M. Fields                                      20,655           28,036            90,000               159,000
Carl Frischling (6)                                 20,787           40,447            90,000               160,000
Gerald J. Lewis (5)                                    -0-           20,436            90,000               142,054
Prema Mathai-Davis                                  20,787           33,142            90,000               160,000
Lewis F. Pennock                                    20,787           49,610            90,000               160,000
Ruth H. Quigley                                     20,787          126,050            90,000               160,000
Louis S. Sklar                                      20,787           72,786            90,000               160,000
Larry Soll (5)                                         -0-           48,830           108,090               140,429



(1) Amounts shown are based on the fiscal year ended December 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2003, including earnings, was $69,120.



(2) During the fiscal year ended December 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $42,194.


(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustees' retirement, calculated using the then current method of allocating trustee compensation among the Funds. These estimated benefits assume retirement at age 65 for the AIM Funds and at age 72 for the INVESCO Funds. Amounts shown assume each trustee serves until his or her normal retirement date and has five years of service.


(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.



(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Trust on April 2, 2004 and therefore received no compensation from the Trust during the fiscal year ended December 31, 2003.



(6) During the fiscal year ended December 31, 2003 the Trust paid $81,622 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

    THE PROXY VOTING POLICIES APPLICABLE TO AIM V.I. REAL ESTATE FUND FOLLOW:

                                 GENERAL POLICY

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.


BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.


PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.


PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.


PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


PROXY VOTING PROCEDURES

The Proxy Manager will:

         -        Vote proxies;

         - Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

         - Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

         - If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I.   CORPORATE GOVERNANCE

                  INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

                  INVESCO will generally vote FOR

                  -        Annual election of directors

                  -        Appointment of auditors

                  - Indemnification of management or directors or both against negligent or unreasonable action

                  -        Confidentiality of voting

                  -        Equal access to proxy statements

                  -        Cumulative voting

                  -        Declassification of Boards

                  -        Majority of Independent Directors

                  INVESCO will generally vote AGAINST

                  - Removal of directors from office only for cause or by a supermajority vote

                  -        "Sweeteners" to attract support for proposals

                  -        Unequal voting rights proposals ("superstock")

                  -        Staggered or classified election of directors

                  - Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                  - Proposals to vote unmarked proxies in favor of management

                  -        Proposals to eliminate existing pre-emptive rights

         II.  TAKEOVER DEFENSE AND RELATED ACTIONS

                  INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

                  INVESCO will generally vote FOR

                  -        Fair price provisions

                  - Certain increases in authorized shares and/or creation of new classes of common or preferred stock

                  -        Proposals to eliminate greenmail provisions

                  -        Proposals to eliminate poison pill provisions

                  - Proposals to re-evaluate or eliminate in-place "shark repellents"

                  INVESCO will generally vote AGAINST

                  - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

                  - Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

         III.     COMPENSATION PLANS

                  INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

                  INVESCO will generally vote FOR

                  - Stock option plans and/or stock appreciation right plans

                  - Profit incentive plans provided the option is priced at 100% fair market value

                  - Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

                  -        Profit sharing, thrift or similar savings plans

                  INVESCO will generally vote AGAINST

                  - Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

                  - Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

                  - Proposals creating an unusually favorable compensation structure in advance of a sale of the company

                  - Proposals that fail to link executive compensation to management performance

                  - Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

                  - Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

                  - Adoption of a stock purchase plan at less than 85% of fair market value

         IV.      CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

                  INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

                  INVESCO will generally vote FOR

                  - Proposals to reincorporate or reorganize into a holding company

                  - Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

                  INVESCO will generally vote AGAINST

                  - Proposals designed to discourage mergers and acquisitions in advance

                  - Proposals to change state of incorporation to a state less favorable to shareholders' interests

                  - Reincorporating in another state to implement anti-takeover measures

         V.     SOCIAL RESPONSIBILITY

                INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

                  INVESCO will generally vote FOR

                  -        International Labor Organization Principles

                  - Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

                  -        Expanding EEO/Social Responsibility Reporting

RECORD KEEPING

         The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.


                              PROXY VOTING POLICIES

PROXY POLICIES AND PROCEDURES

         The Proxy Voting Policies applicable to each AIM V.I. Fund (except the AIM V.I. Real Estate Fund) follow:

REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       Proxy Policies

         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

         I.       Boards Of Directors

                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

                  There are some actions by directors that should result in votes being withheld. These instances include directors who:

                  - Are not independent directors and sit on the board's audit, compensation or nominating committee;
                  - Attend less than 75 percent of the board and committee meetings without a valid excuse;
                  - Implement or renew a dead-hand or modified dead-hand poison pill;
                  - Enacted egregious corporate governance policies or failed to replace management as appropriate;
                  - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
                  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                  - Long-term financial performance of the target company relative to its industry;
                  -        Management's track record;
                  -        Portfolio manager's assessment;
                  -        Qualifications of director nominees (both slates);
                  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
                  -        Background to the proxy contest.

         II.      Independent Auditors

                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

                  - It is not clear that the auditors will be able to fulfill their function;
                  - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or
                  - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

         III.     Compensation Programs

                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

                  - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

                  - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                  - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

                  - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

                  - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

         IV.      Corporate Matters

                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

                  - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                  - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                  - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

         V.       Shareholder Proposals

                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

                  - We will generally abstain from shareholder social and environmental proposals.

                  - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                  - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                  - We will generally vote for proposals to lower barriers to shareholder action.

                  - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

         VI.      Other

                  - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

                  - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

                  - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                  AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       Proxy Committee Procedures

         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       Business/Disaster Recovery

         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       Restrictions Affecting Voting

         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       Conflicts of Interest

         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of April 1, 2004.

AIM V.I. AGGRESSIVE GROWTH FUND


                                                                            SERIES I                 SERIES II
                                                                             SHARES                   SHARES
                                                                        ----------------        --------------------
                NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
                PRINCIPAL HOLDER                                               OF                        OF
                                                                             RECORD                    RECORD
                ---------------------------------------                 ----------------        --------------------
                ALLMERICA FINANCIAL LIFE INS & ANNUITY                       30.53%                     N/A
                COMPANY
                ATTN: LYNNE MCENTEGART SEP ACCT
                440 LINCOLN STREET
                MAILSTOP S-310
                WORCESTER MA  01653-0001

                GLENBROOK LIFE & ANNUITY CO
                PROPRIETARY ACCOUNT
                P.O. BOX 94200                                               18.63%                     N/A
                PALATINE IL  60094-4200

                GLENBROOK LIFE & ANNUITY
                300 N. MILWAUKEE AVENUE STE AN2N                               N/A                    16.49%
                VERNON HILLS IL   60061-1553

                HARTFORD LIFE AND ANNUITY
                SEPARATE ACCOUNT
                ATTN  DAVE TEN BROECK                                        24.96%                     N/A
                P.O. BOX 2999
                HARTFORD CT  06104-2999

                HARTFORD LIFE AND ANNUITY
                ATTN:  DAVE TEN BROECK                                        9.73%                     N/A
                P.O. BOX 2999
                HARTFORD CT  06104-2999

                MINNESOTA LIFE INSURANCE CO.
                ATTN  A6-5216                                                  N/A                    71.94%
                400 ROBERT ST N
                ST PAUL MN  55101-2015


AIM V.I. AGGRESSIVE GROWTH FUND




                                                                          SERIES I                SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                       OF
                                                                           RECORD                   RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              PAUL IANNELLI
              3900 BURGESS PLACE                                             N/A                    10.50%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097

              SAFECO LIFE INSURANCE COMPANY
              ATTN MICHAEL ZHANG                                            7.68%                     N/A
              4854 154TH PLACE NE
              REDMOND WA  98052-9664



AIM V.I. BALANCED FUND




                                                                          SERIES I                SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                       OF
                                                                           RECORD                   RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLSTATE LIFE INS CO OF NEW YORK                              5.75%                     N/A
              NY PROPRIETARY
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS ROAD                                             N/A                    14.90%
              NORTHBROOK IL  60062-7155

              ALLSTATE LIFE INSURANCE CO.
              ATTN:  FINANCIAL CONTROL - CIGNA                              5.13%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          52.82%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              VA1 AND SPVL ACCOUNT                                         12.03%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO.
              GLAC MULTI-MANAGER ACCOUNT                                    6.03%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200



-------------------------------

AIM V.I. BALANCED FUND


                                                                          SERIES I                SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED        PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                       OF
                                                                           RECORD                   RECORD
              ---------------------------------------------------- ------------------------ ------------------------

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE STE AN2N                               N/A                    38.61%
              VERNON HILLS IL  60061-1533

              MINNESOTA LIFE INSURANCE CO
              ATTN A6-5216                                                   N/A                    40.18%
              400 ROBERT ST N
              ST PAUL MN  55101-2015

              TRANSAMERICA LIFE INSURANCE CO
              ATTN FMD ACCTG MS 4410                                         N/A                     6.31%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IOWA 52499

              UNION CENTRAL LIFE INSURANCE
              FBO VARIABLE UNIVERSAL LIFE
              ATTN ROBERTA UJVARY                                          13.36%                     N/A
              PO BOX 40888
              CINCINNATI OH  45240-0000



AIM V.I. BASIC VALUE FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                      ----------------        -------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED         PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                       OF
                                                                           RECORD                   RECORD
              ----------------------------------------------          ----------------        -------------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY                 N/A                    34.41%
              ATTN:  LYNNE MCENTEGART SEP ACCOUNT
              440 LINCOLN STSREET
              MAILSTOP S-310
              WORCESTER MA  01653-0001

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                           6.44%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                         62.19%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999


-------------------------------

AIM V.I. BASIC VALUE FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                         19.96%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              NATIONWIDE INSURANCE COMPANY NWVAII
              C/O IPO PORTFOLIO ACCOUNTING                                   N/A                     5.69%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              NATIONWIDE INSURANCE COMPANY NWVA7
              C/O IPO PORTFOLIO ACCOUNTING                                   N/A                     5.41%
              PO BOX 182029
              COLUMBUS OH  43218-2029

              TRANSAMERICA LIFE INSURANCE CO
              LANDMARK
              ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                    21.29%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001

              TRANSAMERICA LIFE INSURANCE CO
              EXTRA
              ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                     8.07%
              4333 EDGEWOOD DR NE
              CEDAR RAPIDS IA  52499-0001


AIM V.I. BLUE CHIP FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN: LYNNE MCENTEGART SEP ACCOUNT                           18.74%                     N/A
              440 LINCOLN STREET
              MAILSTOP S-310
              WORCESTER MA  01653-0000

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS  ROAD                                            N/A                    27.30%
              NORTHBROOK IL  60061-7155


----------

AIM V.I. BLUE CHIP FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------

              ALLSTATE LIFE INS CO OF NEW YORK
              NY PROPRIETARY                                                5.07%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          18.30%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE STE AN2N                               N/A                    72.69%
              VERNON HILLS IL  60061-1533

              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                        36.21%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN:  DAVE TEN BROECK                                       14.00%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999



AIM V.I. CAPITAL APPRECIATION FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                                 9.54%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE INSURANCE CO.
              AIM VI - AIM VA3                                               N/A                     6.77%
              3100 SANDERS ROAD STE K4A
              NORTHBROOK IL  60062-7154


----------

AIM V.I. CAPITAL APPRECIATION FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                           9.11%                     N/A
              MINNEAPOLIS MN  55440


              IDS LIFE INSURANCE CO
              222 AXP FINANCIAL CENTER                                       N/A                    49.42%
              MINNEAPOLIS MN  55474-0002

              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                                13.73%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001

              MERRILL LYNCH LIFE INSURANCE CO
              FBO THE SOLE BENEFIT OF CUSTOMERS                            14.23%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

              TRANSAMERICA LIFE INSURANCE CO.
              LANDMARK
              ATTN  MFD OPERATIONAL ACCOUNTING                               N/A                    12.67%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001

              TRAVELERS INSURANCE COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                                   N/A                     5.18%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002


AIM V.I. CAPITAL DEVELOPMENT FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------

              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN:  LYNNE MCENTEGART SEP ACCOUNT                            N/A                     9.69%
              440 LINCOLN STREET
              MAILSTOP S-310
              WORCESTER MA  01653-0001

AIM V.I. CAPITAL DEVELOPMENT FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          18.66%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                          65.22%                     N/A
              MINNEAPOLIS MN  55440

              IDS LIFE INSURANCE CO RAVA
              222 AXP FINANCIAL CENTER                                       N/A                    61.01%
              MINNEAPOLIS MN  55474-0002

              JOHN HANCOCK
              FUND OPERATIONS                                                N/A                     6.64%
              529 MAIN STREET
              CHARLES, MA  02129

              NATIONWIDE INSURANCE CO  NWVAII
              C/O  IPO PORTFOLIO ACCOUNTING                                  N/A                     9.67%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029



AIM V.I. CORE EQUITY FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              GLENBROOK LIFE & ANNUITY CO
              300 N. MILWAUKEE AVE  STE AN2N                                 N/A                    10.50%
              VERNON HILLS IL  60061-1533

              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                          59.15%                     N/A
              MINNEAPOLIS MN  55410

              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                                 8.12%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001


----------

AIM V.I. CORE EQUITY FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              PRUDENTIAL INSURANCE CO OF AMERICA
              ATTN IGG FINL REP SEP ACCTS
              NJ-02-07-01                                                   6.08%                     N/A
              213 WASHINGTON ST  7TH FL
              NEWARK NJ  07102-2992

              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST  STE 302                                       N/A                    58.71%
              STAMFORD CT  06901-0000

              SUN LIFE FINANCIAL
              P.O. BOX 9137                                                  N/A                    11.13%
              WELLESLEY HILLS MA  02481-9137

              TRANSAMERICA LIFE INSURANCE CO
              RIB III
              ATTN  FMD OPERATIONAL ACCOUNTING                               N/A                     8.41%
              4333 EDGEWOOD DR NE
              CEDAR RAPIDS IA  52499-0001


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
             GLENBROOK LIFE & ANNUITY CO
             PROPRIETARY ACCOUNT                                           16.39%                     N/A
             P.O. BOX 94200
             PALATINE IL  60094-4200

             HARTFORD LIFE AND ANNUITY
             SEPARATE ACCOUNT
             ATTN  DAVE TEN BROECK                                         37.93%                     N/A
             P.O. BOX 2999
             HARTFORD CT  06104-2999

             HARTFORD LIFE SEPARATE ACCOUNT
             ATTN  DAVE TEN BROECK                                         10.23%                     N/A
             P.O. BOX 2999
             HARTFORD CT  06104-2999

             ING USA ANNUITY AND LIFE  INSURANCE CO
             1475 DUNWOODY DRIVE                                             N/A                    98.06%
             WEST CHESTER, PA 19380-1478

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              RELIASTAR LIFE INSURANCE CO
              FBO SELECT LIFE 2/3                                          19.36%                     N/A
              RTE 5106 PO BOX 20
              MINNEAPOLIS MN  55440-0020


AIM V.I. DIVERSIFIED INCOME FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                                24.23%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                              N/A                    23.69%
              NORTHBROOK IL  60062-7155

              AMERICAN GENERAL ANNUITY
              ATTN CHRIS BOUMAN                                             5.04%                     N/A
              205 E 10TH ST
              AMARILLO TX  79101-3507

              GENERAL AMERICAN LIFE INSURANCE
              SEPARATE ACCOUNTS B1-08                                       6.60%                     N/A
              13045 TESSON FERRY RD
              ST LOUIS MO  63128-3499

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                          26.05%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              VA1 AND SPV L ACCOUNT                                        19.59%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                              N/A                    76.31%
              VERNON HILLS IL  60061-1553

AIM V.I. GOVERNMENT SECURITIES FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLSTATE LIFE IN OF NEW YORK
              3100 SANDERAS ROAD                                              N/A                    13.35%
              NORTHBROOK IL  60062-7155

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                            6.85%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              300 N. MILWAUKEE AVE  STE AN2N                                  N/A                    13.64%
              VERNON HILLS IL  60061-1533

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          50.74%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         16.95%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                    14.22%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097

              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST  STE 302                                        N/A                    18.90%
              STAMFORD CT  06901-3539

              SECURITY LIFE OF DENVER
              VARIABLE OPERATIONS                                            5.41%                     N/A
              1290 BROADWAY
              DENVER CO  80203-2122

              THE LINCOLN NATIONAL LIFE INS CO
              ATTN SHIRLEY SMITH                                              N/A                    19.48%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506


----------

AIM V.I. GOVERNMENT SECURITIES FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              TRANSAMERICA LIFE INSURANCE CO
              PREFERRED ADVANTAGE
              ATTN  FMD OPERATIONAL ACCOUNTING                                N/A                    19.44%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499



AIM V.I. GROWTH FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                                 11.71%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                           11.65%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                          6.69%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DRIVE                                             N/A                    30.90%
              WEST CHESTER PA  19380

              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                                 14.35%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001

              LINCOLN LIFE FLEXIBLE PREMIUM
              VARIABLE LIFE ACCT M/VUL-1 SA-M
              ATTN  KAREN GERKA                                             13.58%                     N/A
              1300 CLINTON ST
              MAIL STOP 4CO1
              FORT WAYNE IL  46802-3518

              SUN LIFE FINANCIAL
              RETIREMENT PRODUCTS & SERVICES                                 9.25%                     N/A
              PO BOX 9134
              WELLESLEY HILLS, MA 02481-9134

AIM V.I. GROWTH FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              SUN LIFE FINANCIAL
              P.O. BOX 9137                                                   N/A                     6.25%
              WELLESLEY HILLS MA  02481-9137

              THE LINCOLN NATIONAL LIFE INS CO.
              ATTN  SHIRLEY SMITH                                             N/A                    45.68%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-0000

              TRANSAMERICA LIFE INSURANCE CO
              PREFERRED ADVANTAGE
              ATTN  FMD OPERATIONAL ACCOUNTING                                N/A                     5.21%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499

              PRINCIPAL LIFE INSURANCE
              ATTN:  CHAD NICHOLS                                            5.24%                     N/A
              711 HIGH STREET
              DES MOINES, IA  50392



AIM V.I. HIGH YIELD FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLMERICA FINANCIAL LIFE INS
              ATTN: LYNNE MCENTEGART                                         6.34%                     N/A
              440 LINCOLN STREET
              MAILSTOP S-310
              WORCESTER MA  01653-0001

              ALLSTATE LIFE INSURANCE CO ATTN FINANCIAL
              CONTROL-CIGNA                                                  9.24%                     N/A
              P.O. BOX 94200
              PALATINE IL 60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                               N/A                    23.44%
              NORTHBROOK IL  60062-7155

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                           41.94%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200


----------

AIM V.I. HIGH YIELD FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                         10.58%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                               N/A                    76.56%
              VERNON HILLS IL  60061-1533

              HARTFORD LIFE INSURANCE CO
              SEPARATE ACCOUNT 2
              ATTN DAVID TEN BROECK                                         20.47%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999



AIM V.I. INTERNATIONAL GROWTH FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------

              ALLSTATE LIFE INSURANCE CO.
              ATTN:  FINANCIAL CONTROL-CIGNA                                13.31%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                          7.03%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                            6.91%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              LINCOLN NATIONAL LIFE INSURANCE COMPANY
              1300 S. CLINTON STREET                                         8.78%                     N/A
              FORT WAYNE IN  46802-3506

              LINCOLN NATIONAL LIFE INSURANCE COMPANY
              1300 S. CLINTON STREET                                          N/A                    35.91%
              FORT WAYNE IN  46802-3506

AIM V.I. INTERNATIONAL GROWTH FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------

              MERRILL LYNCH LIFE INSURANCE CO
              FBO THE SOLE BENEFIT OF CUSTOMERS                              6.35%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST                                                 N/A                    33.02%
              STE 302
              STAMFORD CT  06901-3539

              SUN LIFE FINANCIAL
              RETIREMENT PRODUCTS & SERVICES                                10.13%                     N/A
              PO BOX 9134
              WELLESLEY HILLS, MA 02481

              SUN LIFE ASSURANCE COMPANY OF CANADA (US)
              P.O. BOX 9133                                                  9.73%                     N/A
              WELLESLEY HILLS MA  02481-9133

              SUN LIFE FINANCIAL
              P.O. BOX 9137                                                   N/A                     5.45%
              WELLESLEY HILLS MA  02481-9137

              NATIONWIDE INS. CO.
              C/O PORTFOLIO ACCT.                                             N/A                    14.15%
              P.O. BOX 182029
              COLUMBUS, OH  43218





AIM V.I. LARGE CAP GROWTH FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              A I M ADVISORS, INC.
              ATTN:  DAVID HESSEL                                  100.00%*                         100.00%*
              11 GREENWAY PLAZA SUITE 1919
              HOUSTON TX  77046-1103



----------


* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. MID CAP CORE EQUITY FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                               N/A                    20.85%
              VERNON HILLS IL  60061-1533

              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          69.22%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                          19.46%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999

              JEFFERSON NATIONAL INSURANCE COMPANY
              9920 CORPORATE CAMPUS DR STE 1000                               N/A                     8.46%
              LOUISVILLE KY  40223-4051

              PAUL IANNELLI
              3900 BURGESS PLACE                                              N/A                    10.98%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097

              SECURITY BENEFIT LIFE
              FBO UNBUNDLED
              C/O VARIABLE ANNUITY DEPARTMENT                                 N/A                     9.63%
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66636-1000

              TRAVELERS INSURANCE COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                                    N/A                    31.07%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002

              TRAVELERS LIFE & ANNUITY COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                                    N/A                     5.61%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002

AIM V.I. MONEY MARKET FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                               18.83%                       NA
              P.O. BOX 94200
              PALATINE IL  60094-4200

              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS ROAD                                              N/A                    72.59%
              NORTHBROOK IL  60062-7155

              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                           32.65%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                         19.76%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                               N/A                    27.41%
              VERNON HILLS IL  60061-1533

              SAGE LIFE ASSURANCE
              969 HIGHRIDGE RD, STE 200                                     18.70%                     N/A
              STAMFORD, CT  06905


AIM V.I. PREMIER EQUITY FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ALLSTATE LIFE INSURANCE CO
              AIM VI - AIM VA3                                                N/A                    12.16%
              3100 SANDERS RD STE K4A
              NORTHBROOK IL  60062-7154

              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                                  6.15%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200

AIM V.I. PREMIER EQUITY FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                          5.90%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999

              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                                  6.51%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001

              MERRILL LYNCH PIERCE FENNER & SMITH
              FBO THE SOLE BENEFIT OF CUSTOMERS                             14.03%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484

              METLIFE INVESTORS VA/VL
              ACCT ONE
              ATTN  STACIE GANNON                                             N/A                     5.57%
              P.O. BOX 295
              DES MOINES IA  50301-0295

              NATIONWIDE INSURANCE COMPANY
              NWVA7
              C/O IPO PORTFOLIO ACCOUNTING                                    N/A                     8.07%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              NATIONWIDE INSURANCE COMPANY
              NWVA9
              C/O IPO PORTFOLIO ACCOUNTING                                    N/A                     7.53%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029

              PRUDENTIAL INSURANCE CO IF AMER
              ATTN IGG FINL REP SEP ACCTS
              NJ-02-07-01                                                   11.35%                     N/A
              213 WASHINGTON ST  7TH FL
              NEWARK NJ  07102-2992

              THE LINCOLN NATIONAL LIFE INS CO
              ATTN SHIRLEY SMITH                                              N/A                    43.04%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506

AIM V.I. REAL ESTATE FUND




                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------

              JEFFERSON NATIONAL LIFE INSURANCE
              9920 CORPORATE CAMPUS DR  STE 1000                            15.46%                     N/A
              LOUISVILLE KY  40223-4051

              KEMPER INVESTORS LIFE INSURANCE CO
              VARIABLE SEPARATE ACCOUNT                                      7.36%                     N/A
              1600 MCCONNOR PKWY
              SCHAUMBURG IL  60196-6801

              SAFECO LIFE INSURANCE
              ATTN  MICHEAL ZHANG                                           43.46%                     N/A
              P.O. BOX 34890
              SEATTLE WA  98124-1890

              SECURITY BENEFIT LIFE
              FBO UNBUNDLED
              C/O VARIABLE ANNUITY DEPARTMENT                                8.13%                     N/A
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66636-1000




AIM V.I. SMALL CAP EQUITY FUND




                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              A I M ADVISORS INC
              ATTN:  DAVID HESSEL                                            5.87%                   100.00%*
              11 GREENWAY PLAZA SUITE 1919
              HOUSTON  TX  77046-1103

              HARTFORD LIFE & ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         73.63%                     N/A
              P.O. BOX 2999
              HARTFORD  CT  06104-2999

              HARTFORD LIFE INSURANCE COMPANY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                         20.50%                     N/A
              P.O. BOX 2999
              HARTFORD  CT  06104-2999






-------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

INVESCO VIF - CORE EQUITY FUND


                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              ANNUITY INVESTORS LIFE INS CO
              250 EAST FIFTH ST                                             13.37%                     N/A
              CINCINNATI OH  45202-4119

              CONNECTICUT GENERAL LIFE INS
              PRODUCT LOB #1501
              ATTN BRENDA CHRISTIAN H18D                                    21.96%                     N/A
              280 TRUMBULL ST
              P.O. BOX 2975
              HARTFORD CT  06104-2975

              GREAT-WEST LIFE & ANNUITY
              UNIT VALUATIONS 2T2
              ATTN  MUTUAL FUND TRADING 2T2                                 18.00%                     N/A
              8515 E ORCHARD RD
              ENGLEWOOD CO  80111-5002

              SECURITY LIFE SEPARATE ACCOUNT L1
              UNIT VALUATIONS 2T2                                           26.22%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER PA  19380-1478




INVESCO VIF - DYNAMICS FUND



                                                                          SERIES I                 SERIES II
                                                                           SHARES                   SHARES
                                                                   ------------------------ ------------------------
              NAME AND ADDRESS OF                                     PERCENTAGE OWNED          PERCENTAGE OWNED
              PRINCIPAL HOLDER                                               OF                        OF
                                                                           RECORD                    RECORD
              ---------------------------------------------------- ------------------------ ------------------------
              AMERICAN SKANDIA LIFE ASSURANCE CO
              VARIABLE ACCOUNT / SAB                                        50.71%                     N/A
              ATTN  INVESTMENT ACCOUNTING
              P.O. BOX 883
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
              4700 WESTOWN PKWY STE 200                                     17.29%                     N/A
              W DES MOINES IA  50266-6718

              IDS LIFE INSURANCE COMPANY
              1497 AXP FINANCIAL CTR                                        11.23%                     N/A
              MINNEAPOLIS  MN  55474-0014

INVESCO VIF - FINANCIAL SERVICES FUND


                                                                           SERIES I                 SERIES II
                                                                            SHARES                    SHARES
                                                                   -------------------------- -----------------------
                                                                       PERCENTAGE OWNED           PERCENTAGE OWNED
              NAME AND ADDRESS OF                                             OF                         OF
              PRINCIPAL HOLDER                                              RECORD                     RECORD
              ---------------------------------------------------- -------------------------- -----------------------
              AMERICAN SKANDIA LIFE ASSURANCE CO
              VARIABLE ACCOUNT / SAB
              ATTN  INVESTMENT ACCOUNTING                                   42.40%                     N/A
              P.O. BOX 883
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              CM LIFE INSURANCE CO
              FUND OPERATIONS / N255                                         6.72%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001

              IDS LIFE INSURANCE COMPANY
              1497 AXP FINANCIAL CTR                                         8.16%                     N/A
              MINNEAPOLIS  MN  55474-0014

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              32.70%                     N/A
              WEST CHESTER  PA  19380-1478

INVESCO VIF - HEALTH SCIENCES FUND


                                                                           SERIES I                 SERIES II
                                                                            SHARES                    SHARES
                                                                   -------------------------- -----------------------
                                                                       PERCENTAGE OWNED           PERCENTAGE OWNED
              NAME AND ADDRESS OF                                             OF                         OF
              PRINCIPAL HOLDER                                              RECORD                     RECORD
              ---------------------------------------------------- -------------------------- -----------------------
              ALLMERICA FIN LIFE INS & ANNU
              GROUP VEL ACCOUNT
              440 LINCOLN ST
              SEPERATE ACCOUNTING                                            7.81%                     N/A
              MAIL STATION S310
              WORCESTER  MA  01653-0002

              AMERICAN SKANDIA LIFE ASSURANCE CO
              VARIABLE ACCOUNT / SAB
              ATTN  INVESTMENT ACCOUNTING                                   35.32%                     N/A
              P.O. BOX 883
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              CM LIFE INSURANCE CO
              FUND OPERATIONS / N255                                         7.89%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              30.04%                     N/A
              WEST CHESTER  PA  19380-1478




INVESCO VIF - LEISURE FUND



                                                                           SERIES I                 SERIES II
                                                                            SHARES                    SHARES
                                                                   -------------------------- -----------------------
                                                                       PERCENTAGE OWNED           PERCENTAGE OWNED
              NAME AND ADDRESS OF                                             OF                         OF
              PRINCIPAL HOLDER                                              RECORD                     RECORD
              ---------------------------------------------------- -------------------------- -----------------------
              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              99.99%                     N/A
              WEST CHESTER  PA  19380-1478

INVESCO VIF - SMALL COMPANY GROWTH FUND


                                                                           SERIES I                 SERIES II
                                                                            SHARES                    SHARES
                                                                   -------------------------- -----------------------
                                                                       PERCENTAGE OWNED           PERCENTAGE OWNED
              NAME AND ADDRESS OF                                             OF                         OF
              PRINCIPAL HOLDER                                              RECORD                     RECORD
              ---------------------------------------------------- -------------------------- -----------------------
              CONNECTICUT GENERAL LIFE INS
              PRODUCT LOB  #1501
              ATTN  BRENDA CHRISTIAN H18D                                   22.82%                     N/A
              280 TRUMBULL ST
              P.O. BOX 2975
              HARTFORD  CT  06104-2975

              CONNECTICUT GENERAL LIFE INS CO
              SEPARATE ACCOUNT FE
              ATTN  BRENDA CHRISTIAN H18D                                    7.45%                     N/A
              280 TRUMBULL ST
              P.O. BOX 2975
              HARTFORD  CT  06104-2975

              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING                                  10.03%                     N/A
              P.O. BOX 182029
              COLUMBUS  OH  43218-2029

              PRINCIPAL LIFE INSURANCE CO
              FVA - PRINCIPAL VARIABLE ANNUITY
              ATTN  LISA DAGUE - IND ACG G-008-N10                           6.72%                     N/A
              711 HIGH ST
              DES MOINES  IA  50392-0001

              SECURITY LIFE SEPARATE ACCOUNT L1
              UNIT VALUATIONS 2T2                                           30.38%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478

              SUN LIFE FINANCIAL FUTURITY (NY)
              P.O. BOX 9134                                                  6.90%                     N/A
              WELLESLEY HLS  MA  02481-9134

INVESCO VIF - TECHNOLOGY FUND


                                                                           SERIES I                 SERIES II
                                                                            SHARES                    SHARES
                                                                   -------------------------- -----------------------
                                                                       PERCENTAGE OWNED           PERCENTAGE OWNED
              NAME AND ADDRESS OF                                             OF                         OF
              PRINCIPAL HOLDER                                              RECORD                     RECORD
              ---------------------------------------------------- -------------------------- -----------------------
              AMERICAN SKANDIA LIFE ASSURANCE CO
              VARIABLE ACCOUNT / SAB
              ATTN  INVESTMENT ACCOUNTING                                   52.29%                     N/A
              P.O. BOX 883
              1 CORPORATE DR
              SHELTON  CT  06484-6208

              CM LIFE INSURANCE CO
              FUND OPERATIONS / N255                                         9.19%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001

              GREAT-WEST LIFE & ANNUITY
              UNIT VALUATIONS 2T2
              ATTN  MUTUAL FUND TRADING 2T2                                  6.17%                     N/A
              8515 E ORCHARD RD
              ENGLEWOOD  CO  80111-5002

              IDS LIFE INSURANCE COMPANY
              1497 AXP FINANCIAL CTR                                         7.62%                     N/A
              MINNEAPOLIS  MN  55474-0014



INVESCO VIF - TOTAL RETURN FUND



                                                                           SERIES I                 SERIES II
                                                                            SHARES                    SHARES
                                                                   -------------------------- -----------------------
                                                                       PERCENTAGE OWNED           PERCENTAGE OWNED
              NAME AND ADDRESS OF                                             OF                         OF
              PRINCIPAL HOLDER                                              RECORD                     RECORD
              ---------------------------------------------------- -------------------------- -----------------------
              ANNUITY INVESTORS LIFE INS CO
              250 EAST FIFTH ST                                             12.61%                     N/A
              CINCINNATI  OH  45202-4119

              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING                                  13.52%                     N/A
              P.O. BOX 182029
              COLUMBUS  OH  43218-2029

              SECURITY LIFE SEPARATE ACCOUNT L1
              UNIT VALUATIONS 2T2                                           69.65%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478

INVESCO VIF - UTILITIES FUND


                                                                           SERIES I                 SERIES II
                                                                            SHARES                    SHARES
                                                                   -------------------------- -----------------------
              NAME AND ADDRESS OF                                      PERCENTAGE OWNED           PERCENTAGE OWNED
              PRINCIPAL HOLDER                                                OF                         OF
                                                                            RECORD                     RECORD
              ---------------------------------------------------- -------------------------- -----------------------
              ALLMERICA FIN LIFE INS & ANNU
              GROUP VEL ACCOUNT
              440 LINCOLN ST                                                 9.55%                     N/A
              SEPARATE ACCOUNTING
              MAIL STATION S310
              WORCESTER  MA  01653-0002

              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                              45.84%                     N/A
              WEST CHESTER  PA  19380-1478

              KEMPER INVESTORS LIFE INSURANCE CO
              VARIABLE SEPARATE ACCOUNT                                     18.97%                     N/A
              1600 MCCONNOR PKWY
              SCHAUMBURG  IL  60196-6801

              SECURITY LIFE SEPARATE ACCOUNT L1
              UNIT VALUATIONS 2T2                                           12.42%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478


MANAGEMENT OWNERSHIP


As of April 1, 2004, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:


    FUND NAME                        2003                                          2002
----------------  -------------------------------------------  --------------------------------------------
                                                    NET
                    MANAGEMENT     MANAGEMENT    MANAGEMENT     MANAGEMENT     MANAGEMENT    NET MANAGEMENT
                   FEE PAYABLE    FEE WAIVERS     FEE PAID      FEE PAYABLE    FEE WAIVERS      FEE PAID
----------------  -------------  -------------  -------------  -------------  -------------  --------------
AIM V.I
Aggressive
Growth Fund       $     954,349  $       1,245  $     953,104  $     940,465  $       1,006  $     939,459

AIM V.I
Balanced Fund           670,072          1,157        668,915        706,989          1,275        705,714


AIM V.I. Basic
Value Fund*           2,541,285          3,341      2,537,944        665,840            909        664,931

AIM V.I. Blue
Chip Fund               675,009            854        674,155        486,916            602        486,314

AIM V.I. Capital
Appreciation          5,305,478          5,898      5,299,580      5,887,471          6,569      5,880,902
Fund

AIM V.I. Capital
Development
Fund                    735,867          1,296        734,571        703,517          1,117        702,400

AIM V.I. Core
Equity Fund           8,597,730         71,875      8,525,855      9,986,065         26,617      9,959,448

AIM V.I. Dent
Demographic
Trends Fund             616,306            561        615,745        346,076         50,928        295,148

AIM V.I
Diversified
Income Fund             433,226            351        432,875        446,474            294        446,180


    FUND NAME                        2001
----------------  --------------------------------------------

                    MANAGEMENT     MANAGEMENT   NET MANAGEMENT
                   FEE PAYABLE    FEE WAIVERS      FEE PAID
----------------  -------------  -------------  --------------
AIM V.I
Aggressive
Growth Fund       $     871,609  $         436  $     871,173

AIM V.I
Balanced Fund           712,273            685        711,588


AIM V.I. Basic
Value Fund*              18,656         18,656            -0-

AIM V.I. Blue
Chip Fund               328,003            205        327,798

AIM V.I. Capital
Appreciation          7,575,407          4,991      7,570,416
Fund

AIM V.I. Capital
Development
Fund                    640,839            488        640,351

AIM V.I. Core
Equity Fund          12,782,607          4,952     12,777,655

AIM V.I. Dent
Demographic
Trends Fund             324,199         21,814        302,385

AIM V.I
Diversified
Income Fund             495,418            100        495,318


* Commenced operations on September 10, 2001.

     FUND NAME                            2003                                            2002
--------------------- --------------------------------------------- -------------------------------------------------
                                      MANAGEMENT
                       MANAGEMENT     FEE WAIVERS        NET         MANAGEMENT     MANAGEMENT      NET MANAGEMENT
                       FEE PAYABLE     FEE PAID      MANAGEMENT      FEE PAYABLE    FEE WAIVERS        FEE PAID
--------------------- -------------- -------------- --------------- -------------- --------------- ------------------
AIM V.I.
Government
Securities Fund          2,629,869         10,193       2,619,676     1,298,875            7,105          1,291,770

AIM V.I. Growth
Fund                     2,302,831          1,211       2,301,620     2,944,558            3,467          2,941,091

AIM V.I. High Yield
Fund                       203,923            318         203,605       167,345              157            167,188

AIM V.I.
International
Growth Fund              1,987,244          3,809       1,983,435     2,402,352            5,019          2,397,333

AIM V.I. Large Cap
Growth Fund**                2,683          2,683             -0-           N/A              N/A                N/A

AIM V.I. Mid Cap
Core Equity Fund*        1,192,366          5,000       1,187,366       253,827              873            252,954

AIM V.I. Money
Market Fund                430,021            -0-         430,021       509,205              -0-            509,205

AIM V.I. Premier
Equity Fund              9,744,790         28,785       9,716,005    12,074,846           22,903         12,051,943

AIM V.I. Real
Estate Fund***             161,033             62         160,971        76,891           26,078             50,813

AIM V.I. Small Cap
Equity Fund**                3,921          3,921             -0-           N/A              N/A                N/A


     FUND NAME                              2001
--------------------- --------------------------------------------------

                       MANAGEMENT      MANAGEMENT      NET MANAGEMENT
                       FEE PAYABLE     FEE WAIVERS        FEE PAID
--------------------- --------------- --------------- ------------------
AIM V.I.
Government
Securities Fund            731,079            1,957            729,122

AIM V.I. Growth
Fund                     4,174,059            3,371          4,170,688

AIM V.I. High Yield
Fund                       181,308           24,082            157,226

AIM V.I.
International
Growth Fund              2,869,778            1,910          2,867,868

AIM V.I. Large Cap
Growth Fund**                  N/A              N/A                N/A

AIM V.I. Mid Cap
Core Equity Fund*            9,869            9,869                -0-

AIM V.I. Money
Market Fund                443,514              -0-            443,514

AIM V.I. Premier
Equity Fund             15,665,367           17,692         15,647,675

AIM V.I. Real
Estate Fund***              28,888              -0-             28,888

AIM V.I. Small Cap
Equity Fund**                  N/A              N/A                N/A


*    Commenced operations on September 10, 2001.

**   Commenced operations on September 1, 2003.

***  Fee information prior to April 30, 2004, relates to predecessor fund.

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:


          FUND NAME                        2003                         2002                         2001
------------------------------- ---------------------------- ---------------------------- ----------------------------
AIM V.I. Aggressive
Growth Fund                           $         333,247            $         330,519            $          50,000


AIM V.I. Balanced Fund                          240,713                      270,132                       50,000

AIM V.I. Basic Value Fund*                      948,718                      261,045                       15,616

AIM V.I. Blue Chip Fund                         265,238                      207,856                       50,000

AIM V.I. Capital
Appreciation Fund                             1,906,559                    1,965,766                      148,044

AIM V.I. Capital
Development Fund                                277,771                      275,694                       50,000


AIM V.I. Core Equity Fund                     2,696,121                    2,744,082                      200,301

AIM V.I. Dent Demographic                       219,678                      146,671                       50,000
Trends Fund

AIM V.I. Diversified Income                     158,727                      157,854                       50,000
Fund

AIM V.I. Government                           1,416,373                      614,299                       50,000
Securities Fund

AIM V.I. Growth Fund                            813,705                    1,057,818                      112,079

AIM V.I. High Yield Fund                        116,171                      117,619                       50,000

AIM V.I. International
Growth Fund                                     574,278                      713,741                       81,244

AIM V.I. Large Cap Growth                        17,790                          N/A                          N/A
Fund**

AIM V.I. Mid Cap Core
Equity Fund*                                    447,630                      125,138                       15,616


AIM V.I. Money Market Fund                      234,416                      262,888                       50,000

AIM V.I. Premier Equity Fund                  3,647,783                    4,279,991                      235,436

AIM V.I. Real Estate Fund***                     57,415                       32,640                       18,506

AIM V.I. Small Cap Equity                        18,048                          N/A                          N/A
Fund**


*   Commenced operations on September 10, 2001.

**  Commenced operations on September 1, 2003.

*** Prior to April 30, 2004, INVESCO either directly or through affiliated companies, provided certain administrative subaccounting, and recordkeeping services to AIM V.I. Real Estate Fund under a prior administrative service agreement.

                                   APPENDIX H

                              BROKERAGE COMMISSIONS


Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years were as follows:


                  FUND                        2003          2002         2001
-----------------------------------------   ----------   ----------   ----------
AIM V.I. Aggressive Growth Fund .........   $  304,048      286,261   $  208,272
AIM V.I. Balanced Fund ..................      193,685       99,479       67,091
AIM V.I. Basic Value Fund(2) ............      491,798      309,565       18,909
AIM V.I. Blue Chip Fund .................       94,336       85,322       42,554
AIM V.I. Capital Appreciation Fund ......    1,510,636    1,791,168    1,849,520
AIM V.I. Capital Development Fund .......      313,340      389,305      298,181
AIM V.I. Core Equity Fund ...............    1,346,577    4,263,079    3,927,280
AIM V.I. Dent Demographic Trends Fund ...      424,117      294,834      124,137
AIM V.I. Diversified Income Fund ........          -0-          101        2,523
AIM V.I. Government Securities Fund .....          -0-          -0-          -0-
AIM V.I. Growth Fund ....................    1,461,134    2,667,179    3,029,850
AIM V.I. High Yield Fund ................        1,105          252          172
AIM V.I. International Growth Fund ......      876,842      936,507    1,629,877
AIM V.I. Large Cap Growth Fund(3) .......        1,749          N/A          N/A
AIM V.I. Mid Cap Core Equity Fund(2) ....      341,186      106,865        7,798
AIM V.I. Money Market Fund ..............          -0-          -0-          -0-
AIM V.I. Premier Equity Fund ............    2,244,453    3,040,870    2,497,999
AIM V.I. Real Estate Fund(4) ............       12,811       78,036       30,753
AIM V.I. Small Cap Equity Fund(3) .......        4,140          N/A          N/A


1 Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

2    Commenced operations on September 10, 2001.

3    Commenced operations on September 1, 2003.

4    Fee information prior to April 30, 2004 relates to predecessor fund.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended December 31, 2003, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                                                     Related
                                                                                    Brokerage
Fund                                                            Transactions       Commissions
------------------------------------------------------------   ---------------   ---------------
AIM V.I. Aggressive Growth Fund.............................   $    27,564,659   $        42,981
AIM V.I. Balanced Fund .....................................         7,669,336            11,584
AIM V.I. Basic Value Fund ..................................        39,637,605            60,634
AIM V.I. Blue Chip Fund ....................................         9,665,433            14,401
AIM V.I. Capital Appreciation Fund .........................       182,714,707           271,422
AIM V.I. Capital Development Fund ..........................        23,070,662            45,072
AIM V.I. Core Equity Fund ..................................       184,443,876           266,843
AIM V.I. Dent Demographic Trends Fund ......................        29,121,924            47,931
AIM V.I. Growth Fund .......................................       102,389,074           171,937
AIM V.I. International Growth Fund .........................        12,420,858            24,475
AIM V.I. Large Cap Growth Fund* ............................            39,432                56
AIM V.I. Mid Cap Core Equity Fund ..........................        25,671,598            46,005
AIM V.I. Premier Equity Fund ...............................       259,643,386           349,085
AIM V.I. Real Estate Fund** ................................         5,475,262             9,488
AIM V.I. Small Cap Equity Fund* ............................            26,115                58



*    Commenced operations on September 1, 2003.



** Transaction amount and related brokerage commissions prior to April 30, 2004 relates to predecessor fund.



         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2003 were as follows:



                                                                    SECURITY
                     -------------------------------------------------------------------------------------------------------
                                                                                                SALOMON
                            BEAR         GOLDMAN       LEHMAN                                    SMITH
                           STEARNS     SACHS GROUP,   BROTHERS       MERRILL                     BARNEY
                          COS. INC.        INC.       HOLDINGS       LYNCH &       MORGAN       HOLDINGS     JP MORGAN
       FUNDS                (THE)         (THE)          INC.       CO., INC.      STANLEY         INC.      CHASE & CO.
----------------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
AIM V.I. Aggressive
Growth Fund              $   751,530            --   $ 2,648,646            --            --            --            --

AIM V.I. Balanced Fund            --   $   127,924       223,535   $    46,353            --            --            --

AIM V.I. Basic Value
Fund                              --            --            --    13,471,905   $12,520,175            --            --

AIM V.I. Blue Chip
Fund                                     1,935,108            --     1,865,070     1,840,266            --            --

AIM V.I. Capital
Appreciation Fund                 --     9,942,111            --    11,078,985                          --            --

AIM V.I. Core Equity
Fund                              --            --            --            --    21,759,120            --            --

AIM V.I. Dent
Demographic Trends                --     2,468,250            --     1,612,875            --            --            --
Fund

AIM V.I. Diversified
Income Fund                       --       189,779       111,601            --       214,376            --            --

                                                                    SECURITY
                         -----------------------------------------------------------------------------------------------
                                                                                                SALOMON
                            BEAR         GOLDMAN       LEHMAN                                    SMITH
                           STEARNS     SACHS GROUP,   BROTHERS       MERRILL                     BARNEY
                          COS. INC.        INC.       HOLDINGS       LYNCH &       MORGAN       HOLDINGS     JP MORGAN
       FUNDS                (THE)         (THE)          INC.       CO., INC.      STANLEY         INC.      CHASE & CO.
----------------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
AIM V.I. Growth Fund      3,285,600      6,911,100    6,177,600      4,105,500            --            --            --

AIM V.I. Premier
Equity Fund                      --             --           --     26,005,410    31,463,919            --            --

                                   APPENDIX J

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN


         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plan for the fiscal year or period ended December 31, 2003 are as follows:


                                                   SERIES I          SERIES II
FUND                                                SHARES            SHARES
---------------------------------------------   ---------------   ---------------
AIM V.I. Aggressive Growth Fund .............               N/A   $         3,175
AIM V.I. Balanced Fund ......................               N/A             5,590
AIM V.I. Basic Value Fund ...................               N/A           424,311
AIM V.I. Blue Chip Fund .....................               N/A             1,675
AIM V.I. Capital Appreciation Fund ..........               N/A           107,842
AIM V.I. Capital Development Fund ...........               N/A            53,071
AIM V.I. Core Equity Fund ...................               N/A             7,206
AIM V.I. Dent Demographic Trends Fund .......               N/A            76,139
AIM V.I. Diversified Income Fund ............               N/A             1,182
AIM V.I. Government Securities Fund .........               N/A            53,568
AIM V.I. Growth Fund ........................               N/A            13,372
AIM V.I. High Yield Fund ....................               N/A             1,437
AIM V.I. International Growth Fund ..........               N/A            28,608
AIM V.I. Large Cap Growth Fund* .............               N/A               447
AIM V.I. Mid Cap Core Equity Fund ...........               N/A             5,236
AIM V.I. Money Market Fund ..................               N/A            10,355
AIM V.I. Premier Equity Fund ................               N/A            39,012
AIM V.I. Real Estate Fund** .................               N/A               N/A
AIM V.I. Small Cap Equity Fund* .............               N/A               454


*    Commenced operations on September 1, 2003.

**   Series II shares were first offered on April 30, 2004.

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN


         An estimate by category of the allocation of actual fees paid by Series II shares of the Funds during the fiscal year or period ended December 31, 2003 follows:


                                                                       PRINTING &     UNDERWRITERS                      DEALERS
                                                      ADVERTISING       MAILING         SEMINARS     COMPENSATION    COMPENSATION*
                                                     -------------   -------------   -------------   -------------   -------------
AIM V.I. Aggressive Growth Fund ..................              --   $        0.48   $        0.42              --   $        3.18
AIM V.I. Balanced Fund ...........................              --            0.61            0.50              --            5.59
AIM V.I. Basic Value Fund ........................            0.72           36.36           29.29              --          424.31
AIM V.I. Blue Chip Fund ..........................              --            0.28            0.26              --            1.67
AIM V.I. Capital Appreciation Fund ...............            0.19           10.66            8.66              --          107.85
AIM V.I. Capital Development Fund ................            0.10            4.79            3.99              --           53.08
AIM V.I. Core Equity Fund ........................            0.01            0.71            0.49              --            7.21
AIM V.I. Dent Demographic Trends Fund.............            0.13            8.47            6.93              --           45.68
AIM V.I. Diversified Income Fund .................              --            0.13            0.10              --            1.18
AIM V.I. Government Securities Fund ..............            0.11            5.15            4.10              --           53.56
AIM V.I. Growth Fund .............................            0.02            1.45            1.25              --           13.38
AIM V.I. High Yield Fund .........................              --            0.51            0.55              --            1.39
AIM V.I. International Growth Fund ...............            0.62           23.35           17.36              --           28.60
AIM V.I. Large Cap Growth Fund** .................              --            0.02            0.03              --            0.27
AIM V.I. Mid Cap Core Equity Fund ................            0.01            0.68            0.64              --            5.23
AIM V.I. Money Market Fund .......................            0.17            6.96            4.68              --           10.35
AIM V.I. Premier Equity Fund .....................            0.07            3.69            2.96              --           39.01
AIM V.I. Real Estate Fund*** .....................              --               0               0              --
AIM V.I. Small Cap Equity Fund** .................              --            0.02            0.03              --            0.37


* Compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Shares to fund variable annuity and variable insurance contracts investing directly in the Shares.

**   Commenced operations on September 1, 2003.

***  Series II shares were first offered April 30, 2004.

                                   APPENDIX L

                                PERFORMANCE DATA

         The average annual total returns for each Fund, with respect to its Series I and Series II shares, for the periods ended December 31, 2003, are as follows:


                                                                                              SINCE INCEPTION
                                                                                      --------------------------------
                                              ONE          FIVE       INCEPTION       AVERAGE ANNUAL     CUMULATIVE
                                              YEAR         YEAR          DATE             RETURN           RETURN
                                          ------------- ------------ -------------    ---------------- ---------------
AIM V.I. Aggressive Growth Fund
         Series I                            26.67         1.46       05/01/1998           1.12             6.50
         Series II*                          26.35         1.22       03/26/2002           0.88             5.06
AIM V.I. Balanced Fund
         Series I                            16.36         -0.47      05/01/1998           1.76            10.38
         Series II*                          16.15         -0.71      01/24/2002           1.52             8.92
AIM V.I. Basic Value Fund
         Series I                            33.63          N/A       09/10/2001           2.88             6.76
         Series II                           33.29          N/A       09/10/2001           2.63             6.18
AIM V.I. Blue Chip Fund
         Series I                            25.14          N/A       12/29/1999           -9.95           -34.28
         Series II*                          24.81          N/A       03/13/2002          -10.18           -34.94
AIM V.I. Capital Appreciation Fund                                                       10 Yr Ann
         Series I                             29.52         -0.64     05/05/1993           7.93
         Series II*                           29.18         -0.88     08/21/2001           7.66
AIM V.I. Capital Development Fund
         Series I                            35.36         6.65       05/01/1998           4.40            27.64
         Series II*                          35.04         6.40       08/21/2001           4.15            25.90
AIM V.I. Core Equity Fund
         Series I                            24.42         -1.45      05/02/1994           9.46            139.60
         Series II*                          24.15         -1.69      10/24/2001           9.19            133.97
AIM V.I. Dent Demographic Trends Fund
         Series I                            37.47          N/A       12/29/1999          -15.02           -47.90
         Series II*                          37.30          N/A       11/07/2001          -15.20           -48.34
AIM V.I. Diversified Income Fund                                                         10 Yr Ann
         Series I                             9.24         2.71       05/05/1993           4.90
         Series II*                           9.02         2.46       03/14/2002           4.64
AIM V.I. Government Securities Fund                                                      10 Yr Ann
         Series I                             1.07         5.08       05/05/1993           5.44
         Series II*                           0.93         4.82       09/19/2001           5.18
AIM V.I. Growth Fund                                                                     10 Yr Ann
         Series I                            31.24         -8.42      05/05/1993           5.45
         Series II*                          30.88         -8.65      09/19/2001           5.20
AIM V.I. High Yield Fund
         Series I                            28.04         0.50       05/01/1998           -0.95           -5.27
         Series II*                          27.89         0.27       03/26/2002           -1.18           -6.49
AIM V.I. International Growth Fund                                                       10 Yr Ann
         Series I                            29.06         -1.03      05/05/1993           4.97
         Series II*                          28.60         -1.30      09/19/2001           4.70
AIM V.I. Large Cap Growth Fund
         Series I                             N/A           N/A       08/29/2003            N/A             9.16
         Series II*                           N/A           N/A       08/29/2003            N/A             9.11
AIM V.I. Mid Cap Core Equity Fund
         Series I                            27.31          N/A       09/10/2001           8.82            21.52
         Series II*                          27.05          N/A       09/10/2001           8.60            20.96
AIM V.I. Money Market Fund                                                               10 Yr Ann
         Series I                             0.58         3.16       05/05/1993           4.02
         Series II*                           0.33         2.90       12/16/2001           3.76
AIM V.I. Premier Equity Fund                                                             10 Yr Ann
         Series I                            25.08         -3.30      05/05/1993           8.49
         Series II*                          24.83         -3.53      09/19/2001           8.22
AIM V.I. Real Estate Fund
         Series I                            38.82         13.60      03/31/1998           8.41            59.11
         Series II*                          38.48         13.31      12/31/2003           8.14            56.85
AIM V.I. Small Cap Equity Fund
         Series I                             N/A           N/A       08/29/2003            N/A            13.94
         Series II*                           N/A           N/A       08/29/2003            N/A            13.88


----------


* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares.

     The 30-day yield for AIM V.I. Money Market Fund is as follows:


                                                                 30 DAYS ENDED
                                                               DECEMBER 31, 2003
                                             ---------------------------------------------------------
                                                  SERIES I SHARES                SERIES II SHARES
                                             -------------------------         -----------------------
                                               Simple        Effective         Simple        Effective
                                             --------        ---------         ------        ---------
         AIM V.I. Money Market Fund              0.46%            0.46%          0.21%            0.21%

                                   APPENDIX M

                               PENDING LITIGATION


         The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties either have been served or have had service of process waived as of March 18, 2004.



          MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond
          R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



          RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



          L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
          V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



          RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC.,

          BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

          STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM

          BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



          PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



          LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



          ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



          JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

          EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



          CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



          HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



         Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

                               FINANCIAL STATEMENT






                                       FS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                        AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-96.85%

ADVERTISING-0.62%

Lamar Advertising Co.(a)                          24,600   $    918,072
=======================================================================

AEROSPACE & DEFENSE-0.27%

L-3 Communications Holdings, Inc.(a)               7,800        400,608
=======================================================================

AIR FREIGHT & LOGISTICS-1.57%

Expeditors International of Washington, Inc.      30,100      1,133,566
-----------------------------------------------------------------------
Robinson (C.H.) Worldwide, Inc.                   31,200      1,182,792
=======================================================================
                                                              2,316,358
=======================================================================

APPAREL RETAIL-1.58%

Aeropostale, Inc.(a)                              17,800        488,076
-----------------------------------------------------------------------
Chico's FAS, Inc.(a)                              14,800        546,860
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    31,600        790,316
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            23,950        505,824
=======================================================================
                                                              2,331,076
=======================================================================

APPLICATION SOFTWARE-1.96%

Cognos, Inc. (Canada)(a)                          34,100      1,044,142
-----------------------------------------------------------------------
Fair Issac Corp.                                   6,400        314,624
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      15,300        744,192
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               34,100        777,480
=======================================================================
                                                              2,880,438
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.55%

Investors Financial Services Corp.                78,000      2,995,980
-----------------------------------------------------------------------
Legg Mason, Inc.                                  24,900      1,921,782
-----------------------------------------------------------------------
T. Rowe Price Group Inc.                          37,400      1,773,134
=======================================================================
                                                              6,690,896
=======================================================================

AUTO PARTS & EQUIPMENT-2.24%

Gentex Corp.                                      57,800      2,552,448
-----------------------------------------------------------------------
Lear Corp.                                        12,200        748,226
=======================================================================
                                                              3,300,674
=======================================================================

BIOTECHNOLOGY-0.63%

Invitrogen Corp.(a)                               13,200        924,000
=======================================================================

BROADCASTING & CABLE TV-1.97%

Entercom Communications Corp.(a)                  12,300        651,408
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          29,995      1,190,502
-----------------------------------------------------------------------
Westwood One, Inc.(a)                             30,900      1,057,089
=======================================================================
                                                              2,898,999
=======================================================================

COMMUNICATIONS EQUIPMENT-4.62%

Avocent Corp.(a)                                  37,400      1,365,848
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)                      84,600   $  1,488,114
-----------------------------------------------------------------------
Plantronics, Inc.(a)                              30,900      1,008,885
-----------------------------------------------------------------------
Polycom, Inc.(a)                                  15,400        300,608
-----------------------------------------------------------------------
QLogic Corp.(a)                                   12,900        665,640
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                                53,000      1,964,710
=======================================================================
                                                              6,793,805
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.53%

Best Buy Co., Inc.                                43,000      2,246,320
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.43%

Electronics for Imaging, Inc.(a)                  24,100        627,082
=======================================================================

CONSTRUCTION & ENGINEERING-1.26%

Jacobs Engineering Group Inc.(a)                  38,700      1,857,987
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.52%

AGCO Corp.(a)                                     37,800        761,292
=======================================================================

CONSUMER ELECTRONICS-0.60%

Harman International Industries, Inc.             12,000        887,760
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.64%

Affiliated Computer Services, Inc.-Class A(a)     31,200      1,699,152
-----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    74,500      2,062,160
-----------------------------------------------------------------------
CheckFree Corp.(a)                                30,300        837,795
-----------------------------------------------------------------------
DST Systems, Inc.(a)                              12,300        513,648
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   81,100      3,204,261
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             29,000      1,146,660
-----------------------------------------------------------------------
Paychex, Inc.                                     40,900      1,521,480
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      62,400      1,729,104
=======================================================================
                                                             12,714,260
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.59%

Apollo Group, Inc.-Class A(a)                     31,175      2,119,900
-----------------------------------------------------------------------
Arbitron Inc.(a)                                  12,000        500,640
-----------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)            27,200      1,269,424
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              15,300        637,704
-----------------------------------------------------------------------
University of Phoenix Online(a)                   10,900        751,337
=======================================================================
                                                              5,279,005
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.75%

Rockwell Automation, Inc.                         31,200      1,110,720
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-0.97%

National Instruments Corp.                        15,000   $    682,050
-----------------------------------------------------------------------
Waters Corp.(a)                                   22,600        749,416
=======================================================================
                                                              1,431,466
=======================================================================

EMPLOYMENT SERVICES-1.19%

Robert Half International Inc.(a)                 74,800      1,745,832
=======================================================================

GENERAL MERCHANDISE STORES-0.51%

Fred's, Inc.                                      24,200        749,716
=======================================================================

HEALTH CARE DISTRIBUTORS-2.26%

Omnicare, Inc.                                    62,400      2,520,336
-----------------------------------------------------------------------
Patterson Dental Co.(a)                           12,500        802,000
=======================================================================
                                                              3,322,336
=======================================================================

HEALTH CARE EQUIPMENT-6.22%

Biomet, Inc.                                      29,800      1,085,018
-----------------------------------------------------------------------
ResMed Inc.(a)                                    64,500      2,679,330
-----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         24,900      1,527,615
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   17,800      1,229,980
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          37,400      2,632,960
=======================================================================
                                                              9,154,903
=======================================================================

HEALTH CARE FACILITIES-1.01%

Health Management Associates, Inc.-Class A        62,200      1,492,800
=======================================================================

HEALTH CARE SERVICES-1.79%

Caremark Rx, Inc.(a)                              62,400      1,580,592
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          15,800      1,049,594
=======================================================================
                                                              2,630,186
=======================================================================

HEALTH CARE SUPPLIES-2.05%

Cooper Cos., Inc. (The)                           23,400      1,102,842
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           46,300      1,915,431
=======================================================================
                                                              3,018,273
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.49%

Electronic Arts Inc.(a)                           15,100        721,478
=======================================================================

INDUSTRIAL MACHINERY-2.98%

Danaher Corp.                                     37,400      3,431,450
-----------------------------------------------------------------------
Eaton Corp.                                        8,800        950,224
=======================================================================
                                                              4,381,674
=======================================================================

INTERNET RETAIL-0.52%

eBay Inc.(a)                                      11,900        768,621
=======================================================================

INTERNET SOFTWARE & SERVICES-0.46%

United Online, Inc.(a)                            40,000        671,600
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.31%

Bear Stearns Cos. Inc. (The)                       9,400        751,530
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Lehman Brothers Holdings Inc.                     34,300   $  2,648,646
=======================================================================
                                                              3,400,176
=======================================================================

IT CONSULTING & OTHER SERVICES-0.93%

CACI International Inc.-Class A(a)                28,100      1,366,222
=======================================================================

LEISURE PRODUCTS-0.82%

Marvel Enterprises, Inc.(a)                       41,500      1,208,065
=======================================================================

MULTI-LINE INSURANCE-0.37%

HCC Insurance Holdings, Inc.                      17,200        546,960
=======================================================================

OFFICE SERVICES & SUPPLIES-0.59%

Moore Wallace Inc. (Canada)(a)                    46,500        870,945
=======================================================================

OIL & GAS DRILLING-3.75%

Nabors Industries, Ltd. (Bermuda)(a)              43,700      1,813,550
-----------------------------------------------------------------------
ENSCO International Inc.                          62,400      1,695,408
-----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     61,100      2,011,412
=======================================================================
                                                              5,520,370
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.34%

Cooper Cameron Corp.(a)                           28,100      1,309,460
-----------------------------------------------------------------------
National-Oilwell, Inc.(a)                         46,800      1,046,448
-----------------------------------------------------------------------
Smith International, Inc.(a)                      26,400      1,096,128
=======================================================================
                                                              3,452,036
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.52%

Newfield Exploration Co.(a)                       26,500      1,180,310
-----------------------------------------------------------------------
XTO Energy, Inc.                                  37,400      1,058,420
=======================================================================
                                                              2,238,730
=======================================================================

PHARMACEUTICALS-2.02%

Medicis Pharmaceutical Corp.-Class A              31,200      2,224,560
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     11,700        754,650
=======================================================================
                                                              2,979,210
=======================================================================

PUBLISHING-1.83%

Belo Corp.-Class A                                34,200        969,228
-----------------------------------------------------------------------
Getty Images, Inc.(a)                             34,300      1,719,459
=======================================================================
                                                              2,688,687
=======================================================================

REGIONAL BANKS-0.71%

Southwest Bancorp. of Texas, Inc.                 17,200        668,220
-----------------------------------------------------------------------
TCF Financial Corp.                                7,300        374,855
=======================================================================
                                                              1,043,075
=======================================================================

RESTAURANTS-1.45%

Cheesecake Factory Inc. (The)(a)                  12,300        541,569
-----------------------------------------------------------------------
Sonic Corp.(a)                                    20,400        624,648
-----------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
RESTAURANTS-(CONTINUED)

Starbucks Corp.(a)                                29,300   $    968,658
=======================================================================
                                                              2,134,875
=======================================================================

SEMICONDUCTORS-4.69%

Marvell Technology Group Ltd. (Bermuda)(a)        18,900        716,877
-----------------------------------------------------------------------
Altera Corp.(a)                                   55,600      1,262,120
-----------------------------------------------------------------------
AMIS Holdings, Inc.(a)                            39,500        722,060
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         20,900        712,481
-----------------------------------------------------------------------
Intersil Corp.-Class A                            29,800        740,530
-----------------------------------------------------------------------
Linear Technology Corp.                           37,200      1,565,004
-----------------------------------------------------------------------
Microchip Technology Inc.                         35,500      1,184,280
=======================================================================
                                                              6,903,352
=======================================================================

SPECIALIZED FINANCE-1.64%

Chicago Mercantile Exchange (The)                 15,100      1,092,636
-----------------------------------------------------------------------
Moody's Corp.                                     21,800      1,319,990
=======================================================================
                                                              2,412,626
=======================================================================

SPECIALTY CHEMICALS-0.73%

Valspar Corp. (The)                               21,800      1,077,356
=======================================================================

SPECIALTY STORES-6.47%

Bed Bath & Beyond Inc.(a)                         46,800      2,028,780
-----------------------------------------------------------------------
CarMax, Inc.(a)                                   24,900        770,157
-----------------------------------------------------------------------
Pep Boys (The) -- Manny, Moe & Jack               12,100        276,727
-----------------------------------------------------------------------
Regis Corp.                                       18,200        719,264
-----------------------------------------------------------------------
Staples, Inc.(a)                                  81,100      2,214,030
-----------------------------------------------------------------------
Tractor Supply Co.(a)                             43,300      1,683,937
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          52,700      1,832,379
=======================================================================
                                                              9,525,274
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

SYSTEMS SOFTWARE-1.02%

Adobe Systems Inc.                                17,800   $    699,540
-----------------------------------------------------------------------
Symantec Corp.(a)                                 23,300        807,345
=======================================================================
                                                              1,506,885
=======================================================================

TECHNOLOGY DISTRIBUTORS-1.94%

CDW Corp.                                         49,400      2,853,344
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.48%

Doral Financial Corp. (Puerto Rico)               19,050        614,934
-----------------------------------------------------------------------
New York Community Bancorp, Inc.                  24,900        947,445
-----------------------------------------------------------------------
Radian Group Inc.                                 12,500        609,375
=======================================================================
                                                              2,171,754
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-2.12%

Fastenal Co.                                      62,400      3,116,256
=======================================================================

TRUCKING-0.34%

Sirva Inc.(a)                                     25,400        496,316
=======================================================================
Total Common Stocks (Cost $110,763,680)                     142,540,751
=======================================================================

MONEY MARKET FUNDS-3.15%

Liquid Assets Portfolio(b)                     2,318,243      2,318,243
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        2,318,243      2,318,243
-----------------------------------------------------------------------
Total Money Market Funds (Cost $4,636,486)                    4,636,486
=======================================================================
TOTAL INVESTMENTS-100.00% (Cost $115,400,166)               147,177,237
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.00%                               6,830
-----------------------------------------------------------------------
NET ASSETS-100.00%                                         $147,184,067
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $110,763,680)                                  $142,540,751
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,636,486)                                 4,636,486
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,436,328
-------------------------------------------------------------
  Fund shares sold                                    125,929
-------------------------------------------------------------
  Dividends                                            33,400
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     29,875
=============================================================
    Total assets                                  148,802,769
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,409,158
-------------------------------------------------------------
  Fund shares reacquired                               74,932
-------------------------------------------------------------
  Deferred compensation and retirement plans           31,531
-------------------------------------------------------------
Accrued administrative services fees                   84,270
-------------------------------------------------------------
Accrued distribution fees -- Series II                  1,608
-------------------------------------------------------------
Accrued transfer agent fees                               783
-------------------------------------------------------------
Accrued operating expenses                             16,420
=============================================================
    Total liabilities                               1,618,702
=============================================================
Net assets applicable to shares outstanding      $147,184,067
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $183,323,118
-------------------------------------------------------------
Undistributed net investment income (loss)            (30,701)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                           (67,885,421)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       31,777,071
=============================================================
                                                 $147,184,067
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $144,341,130
_____________________________________________________________
=============================================================
Series II                                        $  2,842,937
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,633,841
_____________________________________________________________
=============================================================
Series II                                             269,588
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.59
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.55
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,140)                                        $   312,127
------------------------------------------------------------
Dividends from affiliated money market funds          67,956
============================================================
    Total investment income                          380,083
============================================================

EXPENSES:

Advisory fees                                        954,349
------------------------------------------------------------
Administrative services fees                         333,247
------------------------------------------------------------
Custodian fees                                        34,270
------------------------------------------------------------
Distribution fees -- Series II                         3,175
------------------------------------------------------------
Transfer agent fees                                    9,607
------------------------------------------------------------
Trustees' fees                                        10,151
------------------------------------------------------------
Other                                                 32,196
============================================================
    Total expenses                                 1,376,995
============================================================
Less: Fees waived and expense offset
  arrangements                                        (1,273)
------------------------------------------------------------
    Net expenses                                   1,375,722
============================================================
Net investment income (loss)                        (995,639)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       1,240,818
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           29,212,917
------------------------------------------------------------
Net gain from investment securities               30,453,735
============================================================
Net increase in net assets resulting from
  operations                                     $29,458,096
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (995,639)   $ (1,025,477)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            1,240,818     (24,744,006)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       29,212,917      (5,730,299)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 29,458,096     (31,499,782)
==========================================================================================
Share transactions-net:
  Series I                                                      11,603,390      13,097,095
------------------------------------------------------------------------------------------
  Series II                                                      2,075,980         560,534
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               13,679,370      13,657,629
==========================================================================================
    Net increase (decrease) in net assets                       43,137,466     (17,842,153)
==========================================================================================

NET ASSETS:

  Beginning of year                                            104,046,601     121,888,754
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(30,701) and $(26,873) for 2003 and 2002,
    respectively)                                             $147,184,067    $104,046,601
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                        AIM V.I. AGGRESSIVE GROWTH FUND
will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive fees of Series I and Series II shares to the extent necessary to limit the expenses and /or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $1,245.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $333,247, of which AIM retained $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $10,250 for services provided by AIM.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $3,175.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

  The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                           UNREALIZED
                            MARKET VALUE    PURCHASES    PROCEEDS FROM    APPRECIATION    MARKET VALUE   DIVIDEND     REALIZED
FUND                         12/31/2002      AT COST         SALES       (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $2,333,208    $28,885,133   $(28,900,098)        $--          $2,318,243    $33,561        $--
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio          2,333,208     28,885,133    (28,900,098)         --           2,318,243     34,395         --
================================================================================================================================
                             $4,666,416    $57,770,266   $(57,800,196)        $--          $4,636,486    $67,956        $--
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $27 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $28.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have

                        AIM V.I. AGGRESSIVE GROWTH FUND
certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,793 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation-investments              $ 30,362,380
-------------------------------------------------------------
Temporary book/tax differences                        (30,701)
-------------------------------------------------------------
Capital loss carryforward                         (66,470,730)
-------------------------------------------------------------
Shares of beneficial interest                     183,323,118
=============================================================
Total net assets                                 $147,184,067
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2006                              $   354,222
-----------------------------------------------------------
December 31, 2007                                   44,406
-----------------------------------------------------------
December 31, 2008                                1,780,366
-----------------------------------------------------------
December 31, 2009                               35,123,543
-----------------------------------------------------------
December 31, 2010                               29,039,053
-----------------------------------------------------------
December 31, 2011                                  129,140
===========================================================
Total capital loss carryforward                $66,470,730
___________________________________________________________
===========================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $115,260,716 and $102,570,651, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2003 is as follows:

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $32,114,001
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (1,751,621)
============================================================
Net unrealized appreciation of investment
  securities                                     $30,362,380
____________________________________________________________
============================================================
Cost of investments for tax purposes is $116,814,857

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2003, undistributed net investment income was increased by $991,811, undistributed net realized gains decreased by $1 and shares of beneficial interest decreased by $991,810. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                       --------------------------------------------------------
                                  2003                          2002
                       --------------------------    --------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold:
  Series I              4,612,939    $ 41,545,198     3,797,152    $ 36,852,751
-------------------------------------------------------------------------------
  Series II*              322,541       3,093,273     4,341,864      39,301,001
===============================================================================
Reacquired:
  Series I             (3,370,121)    (29,941,808)   (2,678,493)    (23,755,656)
-------------------------------------------------------------------------------
  Series II*             (105,190)     (1,017,293)   (4,289,627)    (38,740,467)
===============================================================================
                        1,460,169    $ 13,679,370     1,170,896    $ 13,657,629
_______________________________________________________________________________
===============================================================================

 * Series II shares commenced sales on March 26, 2002.


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  SERIES I
                                                    --------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------
                                                      2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   8.36       $  10.81       $  14.62       $  14.25       $  9.85
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.08)(a)      (0.08)         (0.10)(a)      (0.10)(a)     (0.04)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     2.31          (2.37)         (3.71)          0.47          4.44
========================================================================================================================
    Total from investment operations                    2.23          (2.45)         (3.81)          0.37          4.40
========================================================================================================================
Less distributions from net investment income             --             --             --             --            --
========================================================================================================================
Net asset value, end of period                      $  10.59       $   8.36       $  10.81       $  14.62       $ 14.25
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                        26.67%        (22.66)%       (26.06)%         2.60%        44.67%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $144,341       $103,611       $121,889       $103,181       $17,326
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 1.15%(c)       1.16%          1.21%          1.16(d)       1.19%(d)
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.83)%(c)     (0.87)%        (0.88)%        (0.59)%       (0.41)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                   90%            85%            90%            65%           89%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $118,023,574.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.26% and 2.42% for the years ended December 31, 2000 and 1999, respectively.

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                             SERIES II
                                               -------------------------------------
                                                                     MARCH 26, 2002
                                                                       (DATE SALES
                                                 YEAR ENDED           COMMENCED) TO
                                                DECEMBER 31,          DECEMBER 31,
                                                    2003                  2002
------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 8.35                $ 10.70
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.10)(a)              (0.10)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         2.30                  (2.25)
====================================================================================
    Total from investment operations                 2.20                  (2.35)
====================================================================================
Net asset value, end of period                     $10.55                $  8.35
____________________________________________________________________________________
====================================================================================
Total return(b)                                     26.35%                (21.96)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $2,843                $   436
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets              1.40%(c)               1.32%(d)(e)
====================================================================================
Ratio of net investment income (loss) to
  average net assets                                (1.08)%(c)             (1.03)%(d)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(f)                             90%                    85%
____________________________________________________________________________________
====================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $1,270,040.
(d)  Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41% for the period ended December 31, 2002.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                        AIM V.I. AGGRESSIVE GROWTH FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                        AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                             AIM V.I. BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-62.48%

ADVERTISING-1.92%

Omnicom Group Inc.                                 22,400   $  1,956,192
========================================================================

AEROSPACE & DEFENSE-2.11%

Honeywell International Inc.                       37,800      1,263,654
------------------------------------------------------------------------
United Technologies Corp.                           9,300        881,361
========================================================================
                                                               2,145,015
========================================================================

ALUMINUM-0.43%

Alcoa Inc.                                         11,500        437,000
========================================================================

APPAREL RETAIL-1.25%

Gap, Inc. (The)                                    55,000      1,276,550
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.40%

Bank of New York Co., Inc. (The)                   43,000      1,424,160
========================================================================

BUILDING PRODUCTS-2.06%

American Standard Cos. Inc.(a)                     10,200      1,027,140
------------------------------------------------------------------------
Masco Corp.                                        39,000      1,068,990
========================================================================
                                                               2,096,130
========================================================================

COMMUNICATIONS EQUIPMENT-1.62%

Cisco Systems, Inc.(a)                             39,600        961,884
------------------------------------------------------------------------
Motorola, Inc.                                     48,600        683,802
========================================================================
                                                               1,645,686
========================================================================

CONSUMER ELECTRONICS-2.37%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                    39,000      1,134,510
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             37,000      1,282,790
========================================================================
                                                               2,417,300
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.33%

DST Systems, Inc.(a)                               14,500        605,520
------------------------------------------------------------------------
First Data Corp.                                   43,000      1,766,870
========================================================================
                                                               2,372,390
========================================================================

DEPARTMENT STORES-0.97%

May Department Stores Co. (The)                    34,000        988,380
========================================================================

DIVERSIFIED BANKS-1.70%

Bank One Corp.                                     38,000      1,732,420
========================================================================

DIVERSIFIED CAPITAL MARKETS-1.88%

J.P. Morgan Chase & Co.                            52,000      1,909,960
========================================================================

DIVERSIFIED CHEMICALS-0.39%

Dow Chemical Co. (The)                              9,500        394,915
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-1.84%

Cendant Corp.(a)                                   84,000   $  1,870,680
========================================================================

ENVIRONMENTAL SERVICES-2.01%

Waste Management, Inc.                             69,000      2,042,400
========================================================================

FOOD RETAIL-2.41%

Kroger Co. (The)(a)                                78,000      1,443,780
------------------------------------------------------------------------
Safeway Inc.(a)                                    46,000      1,007,860
========================================================================
                                                               2,451,640
========================================================================

GENERAL MERCHANDISE STORES-1.40%

Target Corp.                                       37,000      1,420,800
========================================================================

HEALTH CARE DISTRIBUTORS-2.79%

Cardinal Health, Inc.                              24,800      1,516,768
------------------------------------------------------------------------
McKesson Corp.                                     41,000      1,318,560
========================================================================
                                                               2,835,328
========================================================================

HEALTH CARE EQUIPMENT-0.99%

Baxter International Inc.                          33,000      1,007,160
========================================================================

HEALTH CARE FACILITIES-1.43%

HCA Inc.                                           34,000      1,460,640
========================================================================

HEALTH CARE SERVICES-0.49%

IMS Health Inc.                                    20,000        497,200
========================================================================

INDUSTRIAL CONGLOMERATES-3.47%

General Electric Co.                               35,200      1,090,496
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  92,000      2,438,000
========================================================================
                                                               3,528,496
========================================================================

INDUSTRIAL MACHINERY-1.43%

Illinois Tool Works Inc.                           17,400      1,460,034
========================================================================

INVESTMENT BANKING & BROKERAGE-2.90%

Merrill Lynch & Co., Inc.                          23,700      1,390,005
------------------------------------------------------------------------
Morgan Stanley                                     27,000      1,562,490
========================================================================
                                                               2,952,495
========================================================================

MANAGED HEALTH CARE-1.25%

Anthem, Inc.(a)                                    17,000      1,275,000
========================================================================

MOVIES & ENTERTAINMENT-1.60%

Walt Disney Co. (The)                              70,000      1,633,100
========================================================================

MULTI-LINE INSURANCE-0.84%

Hartford Financial Services Group, Inc. (The)      14,500        855,935
========================================================================

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS DRILLING-0.99%

Transocean Inc. (Cayman Islands)(a)                42,000   $  1,008,420
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.70%

Cooper Cameron Corp.(a)                            15,000        699,000
------------------------------------------------------------------------
Halliburton Co.                                    41,000      1,066,000
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    18,000        984,960
========================================================================
                                                               2,749,960
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.19%

Citigroup Inc.                                     46,000      2,232,840
========================================================================

PACKAGED FOODS & MEATS-1.11%

Kraft Foods Inc.-Class A                           35,000      1,127,700
========================================================================

PHARMACEUTICALS-2.74%

Aventis S.A. (France)                              23,000      1,516,021
------------------------------------------------------------------------
Wyeth                                              30,100      1,277,745
========================================================================
                                                               2,793,766
========================================================================

PROPERTY & CASUALTY INSURANCE-1.59%

ACE Ltd. (Cayman Islands)                          39,000      1,615,380
========================================================================

SEMICONDUCTOR EQUIPMENT-0.79%

Applied Materials, Inc.(a)                         36,000        808,200
========================================================================

SYSTEMS SOFTWARE-2.04%

Computer Associates International, Inc.            76,000      2,077,840
========================================================================

THRIFTS & MORTGAGE FINANCE-3.05%

Fannie Mae                                         26,700      2,004,102
------------------------------------------------------------------------
MGIC Investment Corp.                              19,300      1,098,942
========================================================================
                                                               3,103,044
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $59,244,743)                            63,604,156
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-12.56%

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $   25,000         28,639
========================================================================

ALTERNATIVE CARRIERS-0.08%

INTELSAT (Bermuda), Notes, 6.50%, 11/01/13
  (Acquired 10/31/03; Cost $76,406)(b)(c)          75,000         78,457
========================================================================

AUTOMOBILE MANUFACTURERS-0.04%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          40,000         40,576
========================================================================

BROADCASTING & CABLE TV-1.22%

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                        175,000        195,240
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08           $   75,000   $     87,678
------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Notes, 8.88%, 04/01/07               170,000        174,933
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06          50,000         58,750
------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           100,000        114,260
------------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                  50,000         53,982
------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                  65,000         80,135
------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb, 6.88%, 06/15/18            200,000        218,148
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.25%, 10/15/17            45,000         51,307
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24            40,000         45,092
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000        162,388
========================================================================
                                                               1,241,913
========================================================================

CONSUMER FINANCE-0.92%

Capital One Financial Corp.,
  Sr. Global Notes, 8.25%, 06/15/05                75,000         81,112
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.25%, 05/01/06               200,000        215,546
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes, 6.88%, 02/01/06            200,000        213,308
------------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05            150,000        158,464
------------------------------------------------------------------------
Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04(d)                 25,000         24,750
------------------------------------------------------------------------
Household Finance Corp.,
  Global Notes, 6.38%, 11/27/12                   150,000        164,080
------------------------------------------------------------------------
  Medium Term Notes, 3.38%, 02/21/06               20,000         20,397
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         50,000         54,139
========================================================================
                                                                 931,796
========================================================================

DIVERSIFIED BANKS-0.84%

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(b)(c)          25,000         26,767
------------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/04               40,000         52,199
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $61,532)(b)(c)(e)                                50,000         60,843
------------------------------------------------------------------------
Barnett Capital I, Gtd. Notes, 8.06%,
  12/01/26                                         50,000         57,465
------------------------------------------------------------------------
Barnett Capital II, Gtd. Notes, 7.95%,
  12/01/26                                         30,000         33,349
------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $63,272)(b)(c)                                   50,000         60,124
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                   110,000        108,857
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%
  (Acquired 11/05/03; Cost $23,313)(b)(c)(e)       25,000         23,529
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.50%(e)(f)                                  $  130,000   $    110,226
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000        127,115
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(e)               25,000         23,798
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 160,000        174,469
========================================================================
                                                                 858,741
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.19%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(e)                                 160,000        197,014
========================================================================

ELECTRIC UTILITIES-0.71%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05             15,000         16,436
------------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                    35,000         34,374
------------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $35,298)(b)                                      35,000         36,234
------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                  25,000         25,688
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                         45,000         49,537
------------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $76,673)(b)(c)                                   75,000         78,432
------------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Floating Rate Euro Notes, 1.25%(e)(f)      170,000        152,780
------------------------------------------------------------------------
  Series B, Gtd. Medium Term Notes, 8.62%,
  12/15/11                                         50,000         63,005
------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                 145,000        144,949
------------------------------------------------------------------------
Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $34,908)(b)             35,000         33,404
------------------------------------------------------------------------
United Energy Distribution Holdings
  Proprietary Ltd. (Australia), Sr. Unsec.
  Unsub. Notes, 4.70%, 04/15/11 (Acquired
  11/12/03; Cost $39,960)(b)(c)                    40,000         40,400
------------------------------------------------------------------------
Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                         50,000         48,915
========================================================================
                                                                 724,154
========================================================================

ENVIRONMENTAL SERVICES-0.10%

Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                           90,000        103,916
========================================================================

FOOD RETAIL-0.10%

Fred Meyer, Inc., Sr. Unsec. Gtd. Notes,
  7.38%, 03/01/05                                  25,000         26,668
------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05               75,000         74,994
========================================================================
                                                                 101,662
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

GAS UTILITIES-0.09%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                        $   50,000   $     53,754
------------------------------------------------------------------------
MCN Corp., First Mortgage Bonds, 5.70%,
  03/15/33                                         40,000         38,816
========================================================================
                                                                  92,570
========================================================================

HEALTH CARE FACILITIES-0.05%

HCA Inc., Notes, 6.25%, 02/15/13                   50,000         51,492
========================================================================

HOMEBUILDING-0.06%

Lennar Corp.-Series B, Class A, Sr. Unsec.
  Gtd. Global Notes, 9.95%, 05/01/10               50,000         57,125
========================================================================

HYPERMARKETS & SUPER CENTERS-0.09%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         80,000         86,727
========================================================================

INDUSTRIAL CONGLOMERATES-0.04%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $45,291)(b)(c)                                   40,000         44,605
========================================================================

INTEGRATED OIL & GAS-0.08%

Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  35,000         37,765
------------------------------------------------------------------------
TGT Pipeline LLC, Global Bonds, 5.20%,
  06/01/18                                         50,000         47,016
========================================================================
                                                                  84,781
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.98%

British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05          15,000         16,521
------------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                           20,000         23,650
------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 8.25%, 06/15/05                           55,000         59,785
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                    50,000         66,093
------------------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.36%, 04/15/06(g)        200,000        216,656
------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     80,000         87,262
------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    20,000         22,472
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 6.00%,
    01/15/07                                      110,000        117,182
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 7.13%,
  01/30/06                                        265,000        284,194
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                        125,000        132,841
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, Unsec. Gtd.
  Global Notes, 7.90%, 03/15/05                   170,000        181,264
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 8.75%, 03/15/32        50,000         59,257
------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               200,000        238,938
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                              $  250,000   $    277,812
------------------------------------------------------------------------
  8.00%, 06/01/11                                  40,000         46,900
------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30             25,000         29,250
------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          150,000        157,869
========================================================================
                                                               2,017,946
========================================================================

INVESTMENT BANKING & BROKERAGE-0.39%

Goldman Sachs Group, Inc. (The), Unsec.
  Global Notes, 4.13%, 01/15/08                   125,000        127,924
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                 100,000        111,601
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06          100,000        111,934
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                      45,000         46,353
========================================================================
                                                                 397,812
========================================================================

LIFE & HEALTH INSURANCE-0.28%

John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $99,945)(b)(c)                                  100,000        106,255
------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        145,000        157,685
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                  20,000         22,433
========================================================================
                                                                 286,373
========================================================================

MULTI-LINE INSURANCE-0.07%

MassMutual Global Funding II, Notes, 3.80%,
  04/15/09 (Acquired 10/07/03; Cost
  $74,900)(b)(c)                                   75,000         74,830
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.02%

Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                  20,000         20,086
========================================================================

MUNICIPALITIES-0.29%

Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33(h)              325,000        298,828
========================================================================

OIL & GAS DRILLING-0.06%

Transocean Inc.(Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27              50,000         60,064
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.24%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired
  12/04/02-02/04/03; Cost $179,450)(b)(c)         243,893        243,381
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.10%

Petroleos Mexicanos (Mexico), Unsec. Gtd.
  Unsub. Global Notes, 6.50%, 02/01/05         $   60,000   $     62,850
------------------------------------------------------------------------
Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $34,907)(b)(c)                    35,000         35,265
========================================================================
                                                                  98,115
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.08%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                           125,000        145,128
------------------------------------------------------------------------
CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04               100,000        104,368
------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 06/15/05                75,000         79,935
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                         45,000         48,859
------------------------------------------------------------------------
Citigroup Inc., Global Bonds, 6.00%, 10/31/33     175,000        175,263
------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $41,704)(b)(c)                                   35,000         39,876
------------------------------------------------------------------------
First Industrial Realty Trust, Inc., PATS,
  7.38%, 05/15/04 (Acquired 02/06/03; Cost
  $52,425)(b)(c)                                   50,000         50,929
------------------------------------------------------------------------
General Electric Capital Corp.,
  Gtd. Sub. Notes, 8.13%, 05/15/12                100,000        121,210
------------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                         50,000         49,677
------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 2.85%,
  01/30/06                                         20,000         20,257
------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 5.88%,
  02/15/12                                         45,000         48,471
------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 6.00%,
  06/15/12                                         30,000         32,477
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                    70,000         71,957
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05               50,000         51,884
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06     300,000        321,384
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05                    75,000         81,448
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                                 100,000        120,909
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)-Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                        130,000        150,881
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Unsub. Gtd. Global Notes, 7.38%, 12/15/14       250,000        263,803
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          125,000        136,059
========================================================================
                                                               2,114,775
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

PUBLISHING-0.12%

News America Holdings, Inc.,
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25        $   60,000   $     69,931
------------------------------------------------------------------------
  Unsec. Deb., 7.75%, 01/20/24                     45,000         52,638
========================================================================
                                                                 122,569
========================================================================

REAL ESTATE-0.08%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                         75,000         84,207
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.17%

Dominion Resources, Inc. Sr. Unsec. Putable
  Notes, 5.25%, 08/01/15                          175,000        174,790
========================================================================

REGIONAL BANKS-0.46%

Branch Banking & Trust Co., Unsec. Sub.
  Global Notes, 5.20%, 12/23/15                   125,000        124,680
------------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                 300,000        302,757
------------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10       40,000         39,779
========================================================================
                                                                 467,216
========================================================================

REINSURANCE-0.09%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                           75,000         86,201
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                         40,000         43,873
========================================================================

SOVEREIGN DEBT-0.43%

Japan Bank for International Coop. (Japan),
  Unsec. Gtd. Euro Bonds, 6.50%, 10/06/05         125,000        134,645
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                     30,000         35,026
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           50,000         54,777
------------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  4.63%, 10/08/08                                  50,000         50,813
------------------------------------------------------------------------
  6.63%, 03/03/15                                  50,000         51,938
------------------------------------------------------------------------
  7.50%, 04/08/33                                 110,000        114,813
========================================================================
                                                                 442,012
========================================================================

THRIFTS & MORTGAGE FINANCE-0.09%

Countrywide Home Loans, Inc.,
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                  10,000         10,696
------------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                         75,000         76,879
========================================================================
                                                                  87,575
========================================================================

TOBACCO-0.05%

Altria Group, Inc., Notes, 7.00%, 11/04/13         30,000         32,029
------------------------------------------------------------------------
Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06                                         15,000         15,743
========================================================================
                                                                  47,772
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

TRUCKING-0.11%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                              $  100,000   $    112,867
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.77%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  300,000        356,130
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         350,000        421,883
========================================================================
                                                                 778,013
========================================================================
    Total Bonds & Notes (Cost $12,603,942)                    12,783,473
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-14.99%

FEDERAL HOME LOAN BANK-0.03%

Unsec. Bonds,
  4.88%, 04/16/04                                  30,000         30,330
========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.20%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32                     269,452        285,297
------------------------------------------------------------------------
  6.00%, 05/01/17 to 05/01/32                     234,448        243,470
------------------------------------------------------------------------
  5.50%, 10/01/18                                 374,513        388,661
------------------------------------------------------------------------
  5.00%, 12/01/18                                 399,961        408,071
------------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31                     129,816        139,447
------------------------------------------------------------------------
  6.50%, 01/01/31 to 08/01/32                     371,382        389,128
------------------------------------------------------------------------
Unsec. Disc. Notes,
  1.15%, 01/02/04(i)                            4,374,000      4,373,909
------------------------------------------------------------------------
Unsec. Global Notes,
  2.75%, 03/15/08                                  90,000         88,156
========================================================================
                                                               6,316,139
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.63%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 05/01/32                     862,337        904,292
------------------------------------------------------------------------
  7.50%, 11/01/15                                  14,069         15,070
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                     260,478        276,595
------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/33                   1,310,945      1,360,087
------------------------------------------------------------------------
  5.00%, 10/01/17 to 04/01/18                     552,377        564,261
------------------------------------------------------------------------
  5.50%, 06/01/18 to 12/01/33                   2,425,538      2,479,748
------------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23                      80,197         87,402
------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                 175,000        175,205
------------------------------------------------------------------------
  4.38%, 09/15/12                                  40,000         39,532
------------------------------------------------------------------------
  6.20%, 06/13/17                                 200,000        208,256
------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                 450,000        481,365
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Unsec. Sub. Notes,
  5.25%, 08/01/12                              $  150,000   $    153,957
========================================================================
                                                               6,745,770
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-2.13%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                     142,502        153,196
------------------------------------------------------------------------
  8.50%, 11/15/24                                 157,419        173,522
------------------------------------------------------------------------
  8.00%, 08/15/25                                  36,743         40,178
------------------------------------------------------------------------
  6.50%, 03/15/29 to 12/15/33                     413,771        436,489
------------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33                     851,136        885,759
------------------------------------------------------------------------
  7.00%, 09/15/31 to 03/15/33                     260,028        277,198
------------------------------------------------------------------------
  5.50%, 12/15/33                                 200,000        203,600
========================================================================
                                                               2,169,942
========================================================================
    Total U.S. Government Agency Securities
      (Cost $15,167,921)                                      15,262,181
========================================================================

U.S. TREASURY SECURITIES-9.89%

U.S. TREASURY NOTES-7.97%

2.13%, 10/31/04                                 2,600,000      2,620,930
------------------------------------------------------------------------
1.50%, 02/28/05                                 1,765,000      1,769,413
------------------------------------------------------------------------
6.75%, 05/15/05                                   500,000        536,095
------------------------------------------------------------------------
6.50%, 10/15/06                                   935,000      1,041,945
------------------------------------------------------------------------
3.50%, 11/15/06                                   800,000        827,248
------------------------------------------------------------------------
3.13%, 10/15/08                                 1,000,000        998,750
------------------------------------------------------------------------
5.00%, 02/15/11 to 08/15/11                       300,000        321,671
========================================================================
                                                               8,116,052
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. TREASURY BONDS-1.92%

7.25%, 05/15/16                                $  470,000   $    586,692
------------------------------------------------------------------------
7.50%, 11/15/16                                 1,075,000      1,369,453
========================================================================
                                                               1,956,145
========================================================================
    Total U.S. Treasury Securities (Cost
      $9,909,421)                                             10,072,197
========================================================================

ASSET-BACKED SECURITIES-0.66%

ELECTRIC UTILITIES-0.03%

Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13                25,000         24,911
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.63%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $311,760)(b)(c)         292,506        313,520
------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/14/00; Cost $198,931)(b)(c)         200,000        235,132
------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Global Collateral Trust,
  6.00%, 05/15/06                                  50,000         53,583
------------------------------------------------------------------------
Yorkshire Power (Cayman Islands)-Series
  2000-1, Pass Through Ctfs., 8.25%, 02/15/05
  (Acquired 11/12/03; Cost $42,720)(b)(c)          40,000         42,413
========================================================================
                                                                 644,648
========================================================================
    Total Asset-Backed Securities (Cost
      $622,381)                                                  669,559
========================================================================
TOTAL INVESTMENTS-100.58% (Cost $97,548,408)                 102,391,566
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.58%)                           (593,483)
========================================================================
NET ASSETS-100.00%                                          $101,798,083
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Pass Through Asset Trust Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $1,624,396, which represented 1.60% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $1,554,758, which represented 1.53% of the Fund's net assets.
(d) Interest rates are redetermined quarterly. Rates shown are rates in effect on 12/31/03.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 12/31/03.
(g) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Security Assurance, or MBIA Insurance Corp.
(h) Interest on this security is taxable income to the Fund.
(i) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $97,548,408)  $102,391,566
-------------------------------------------------------------
Receivables for:
  Investments sold                                    875,592
-------------------------------------------------------------
  Fund shares sold                                     39,961
-------------------------------------------------------------
  Dividends and interest                              382,154
-------------------------------------------------------------
  Investment matured (Note 9)                           5,480
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     29,167
-------------------------------------------------------------
Other assets                                              907
=============================================================
    Total assets                                  103,724,827
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,813,429
-------------------------------------------------------------
  Fund shares reacquired                                6,836
-------------------------------------------------------------
  Deferred compensation and retirement plans           30,707
-------------------------------------------------------------
Accrued administrative services fees                   52,426
-------------------------------------------------------------
Accrued distribution fees-Series II                     2,252
-------------------------------------------------------------
Accrued transfer agent fees                               548
-------------------------------------------------------------
Accrued operating expenses                             20,546
=============================================================
    Total liabilities                               1,926,744
=============================================================
Net assets applicable to shares outstanding      $101,798,083
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $121,657,583
-------------------------------------------------------------
Undistributed net investment income                 1,399,297
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts and option contracts          (26,099,730)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                         4,840,933
=============================================================
                                                 $101,798,083
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 97,665,411
_____________________________________________________________
=============================================================
Series II                                        $  4,132,672
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,771,435
_____________________________________________________________
=============================================================
Series II                                             415,297
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       9.99
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       9.95
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                         $ 1,483,475
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $4,995)                                            771,910
------------------------------------------------------------
Dividends from affiliated money market funds          50,190
============================================================
    Total investment income                        2,305,575
============================================================

EXPENSES:

Advisory fees                                        670,072
------------------------------------------------------------
Administrative services fees                         240,713
------------------------------------------------------------
Custodian fees                                        30,592
------------------------------------------------------------
Distribution fees -- Series II                         5,590
------------------------------------------------------------
Transfer agent fees                                    6,538
------------------------------------------------------------
Trustees' fees                                         9,791
------------------------------------------------------------
Other                                                 35,959
============================================================
    Total expenses                                   999,255
============================================================
Less: Fees waived and expense offset
  arrangements                                        (1,159)
============================================================
    Net expenses                                     998,096
============================================================
Net investment income                              1,307,479
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            2,514,666
------------------------------------------------------------
  Foreign currencies                                   6,103
------------------------------------------------------------
  Futures contracts                                   82,144
------------------------------------------------------------
  Option contracts written                            22,882
============================================================
                                                   2,625,795
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            9,921,462
------------------------------------------------------------
  Foreign currencies                                  (2,461)
------------------------------------------------------------
  Futures contracts                                   36,514
============================================================
                                                   9,955,515
============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                       12,581,310
============================================================
Net increase in net assets resulting from
  operations                                     $13,888,789
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,307,479    $  1,788,118
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    2,625,795     (16,085,136)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    9,955,515      (4,164,060)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 13,888,789     (18,461,078)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,803,131)     (2,269,083)
------------------------------------------------------------------------------------------
  Series II                                                        (73,995)        (18,693)
==========================================================================================
    Decrease in net assets resulting from distributions         (1,877,126)     (2,287,776)
==========================================================================================
Share transactions-net:
  Series I                                                       3,122,103      (1,822,445)
------------------------------------------------------------------------------------------
  Series II                                                      3,065,718         775,141
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          6,187,821      (1,047,304)
==========================================================================================
    Net increase (decrease) in net assets                       18,199,484     (21,796,158)
==========================================================================================

NET ASSETS:

  Beginning of year                                             83,598,599     105,394,757
==========================================================================================
  End of year (including undistributed net investment income of $1,399,297 and $1,821,292 for 2003 and 2002,
    respectively)                                             $101,798,083    $ 83,598,599
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are

                             AIM V.I. BALANCED FUND

     U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements").

D. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gains (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

F. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the

                             AIM V.I. BALANCED FUND
     account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $1,157.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $240,713 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $7,132 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $5,590.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

  The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                          UNREALIZED
                      MARKET VALUE      PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                   12/31/2002        AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio            $1,935,047      $18,353,521      $20,288,568         $  --            $  --        $25,605        $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio    1,935,047       18,353,521       20,288,568            --               --         24,585           --
=================================================================================================================================
                       $3,870,094      $36,707,042      $40,577,136         $  --            $  --        $50,190        $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $1 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2.

                             AIM V.I. BALANCED FUND

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plans.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,736 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 656         89,697
----------------------------------------------------------
Closed                                 (386)       (46,805)
----------------------------------------------------------
Exercised                              (243)       (41,461)
----------------------------------------------------------
Expired                                 (27)        (1,431)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003          2002
---------------------------------------------------------------
Distributions from ordinary income     $1,877,126    $2,287,776
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

-----------------------------------------------------------
Undistributed ordinary income                  $  1,462,542
-----------------------------------------------------------
Unrealized appreciation -- investments            4,084,279
-----------------------------------------------------------
Temporary book/tax differences                      (30,556)
-----------------------------------------------------------
Capital loss carryforward                       (25,375,765)
-----------------------------------------------------------
Shares of beneficial interest                   121,657,583
===========================================================
Total net assets                               $101,798,083
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(2,225).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $2,194,166 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax Purposes.

                             AIM V.I. BALANCED FUND

The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $    89,585
-----------------------------------------------------------
December 31, 2009                                9,069,227
-----------------------------------------------------------
December 31, 2010                               16,216,953
===========================================================
Total capital loss carryforward                $25,375,765
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $119,313,165 and $111,630,409, respectively.

    Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $548,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

    UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT
                 SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                      $4,288,779
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (202,275)
============================================================
Net unrealized appreciation of investment
  securities                                      $4,086,504
____________________________________________________________
============================================================
Cost of investments for tax purposes is $98,305,062.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of foreign currency transactions on December 31, 2003, undistributed net investment income was increased by $147,652, and undistributed net realized gains decreased by $147,652. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,385,995    $ 12,859,662     1,829,800    $ 17,783,774
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                     340,652       3,145,330        91,699         849,224
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       183,618       1,803,131       259,028       2,269,083
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                       7,566          73,995         2,139          18,693
======================================================================================================================
Reacquired:
  Series I                                                    (1,271,451)    (11,540,690)   (2,334,627)    (21,875,302)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                     (16,869)       (153,607)       (9,890)        (92,776)
======================================================================================================================
                                                                 629,511    $  6,187,821      (161,851)   $ (1,047,304)
______________________________________________________________________________________________________________________
======================================================================================================================

* Series II shares commenced sales on January 24, 2002.

                             AIM V.I. BALANCED FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                               2003          2002             2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.75       $ 10.84         $  12.46       $ 13.04       $ 11.14
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.14(a)       0.18(a)          0.27(a)(b)    0.37(a)       0.31(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.29         (2.02)           (1.70)        (0.93)         1.83
================================================================================================================================
    Total from investment operations                             1.43         (1.84)           (1.43)        (0.56)         2.14
================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.19)        (0.25)           (0.19)        (0.02)        (0.17)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --               --            --         (0.07)
================================================================================================================================
    Total distributions                                         (0.19)        (0.25)           (0.19)        (0.02)        (0.24)
================================================================================================================================
Net asset value, end of period                                $  9.99       $  8.75         $  10.84       $ 12.46       $ 13.04
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                 16.36%       (17.02)%         (11.43)%       (4.28)%       19.31%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $97,665       $82,866         $105,395       $85,693       $48,307
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:                         1.11%(d)      1.17%            1.12%         1.10%         1.21%(e)
================================================================================================================================
Ratio of net investment income to average net assets             1.47%(d)      1.90%            2.37%(b)      2.80%         2.66%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           131%           90%              55%           49%           57%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $87,106,766.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.31%.

                             AIM V.I. BALANCED FUND

                                                                           SERIES II
                                                              -----------------------------------
                                                                                 JANUARY 24, 2002
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2003                 2002
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 8.73              $ 10.70
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.12(a)              0.14(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.29                (1.86)
=================================================================================================
    Total from investment operations                               1.41                (1.72)
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.19)               (0.25)
=================================================================================================
Net asset value, end of period                                   $ 9.95              $  8.73
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   16.15%              (16.12)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $4,133              $   733
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets                            1.36%(c)             1.42%(d)
=================================================================================================
Ratio of net investment income to average net assets               1.22%(c)             1.65%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          131%                  90%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $2,236,132.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                             AIM V.I. BALANCED FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                             AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                           AIM V.I. BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-96.63%

ADVERTISING-5.63%

Interpublic Group of Cos., Inc. (The)(a)          984,200   $ 15,353,520
------------------------------------------------------------------------
Omnicom Group Inc.                                187,150     16,343,809
========================================================================
                                                              31,697,329
========================================================================

AEROSPACE & DEFENSE-1.50%

Honeywell International Inc.                      252,900      8,454,447
========================================================================

APPAREL RETAIL-2.45%

Gap, Inc. (The)                                   593,400     13,772,814
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.01%

Bank of New York Co., Inc. (The)                  362,000     11,989,440
------------------------------------------------------------------------
Janus Capital Group Inc.                          300,850      4,936,948
========================================================================
                                                              16,926,388
========================================================================

BUILDING PRODUCTS-4.18%

American Standard Cos. Inc.(a)                    126,050     12,693,235
------------------------------------------------------------------------
Masco Corp.                                       395,850     10,850,248
========================================================================
                                                              23,543,483
========================================================================

COMMUNICATIONS EQUIPMENT-1.28%

Motorola, Inc.                                    511,750      7,200,322
========================================================================

CONSUMER ELECTRONICS-1.26%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              244,900      7,124,141
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.63%

Ceridian Corp.(a)                                 529,550     11,088,777
------------------------------------------------------------------------
First Data Corp.                                  364,650     14,983,468
========================================================================
                                                              26,072,245
========================================================================

DIVERSIFIED BANKS-2.56%

Bank One Corp.                                    316,000     14,406,440
========================================================================

DIVERSIFIED CAPITAL MARKETS-2.02%

J.P. Morgan Chase & Co.                           310,150     11,391,809
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.70%

Cendant Corp.(a)                                  647,450     14,418,712
------------------------------------------------------------------------
H&R Block, Inc.                                   218,050     12,073,429
========================================================================
                                                              26,492,141
========================================================================

ELECTRIC UTILITIES-0.35%

FirstEnergy Corp.                                  56,500      1,988,800
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-2.28%

Waters Corp.(a)                                   386,450   $ 12,814,682
========================================================================

EMPLOYMENT SERVICES-0.84%

Robert Half International Inc.(a)                 201,550      4,704,177
========================================================================

ENVIRONMENTAL SERVICES-2.99%

Waste Management, Inc.                            568,900     16,839,440
========================================================================

FOOD RETAIL-3.10%

Kroger Co. (The)(a)                               667,450     12,354,500
------------------------------------------------------------------------
Safeway Inc.(a)                                   232,900      5,102,839
========================================================================
                                                              17,457,339
========================================================================

GENERAL MERCHANDISE STORES-2.23%

Target Corp.                                      326,750     12,547,200
========================================================================

HEALTH CARE DISTRIBUTORS-4.57%

Cardinal Health, Inc.                             211,100     12,910,876
------------------------------------------------------------------------
McKesson Corp.                                    399,700     12,854,352
========================================================================
                                                              25,765,228
========================================================================

HEALTH CARE FACILITIES-1.99%

HCA Inc.                                          260,700     11,199,672
========================================================================

HEALTH CARE SERVICES-2.00%

IMS Health Inc.                                   452,850     11,257,851
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.80%

Starwood Hotels & Resorts Worldwide, Inc.         282,000     10,143,540
========================================================================

INDUSTRIAL CONGLOMERATES-4.37%

Tyco International Ltd. (Bermuda)                 927,950     24,590,675
========================================================================

INDUSTRIAL MACHINERY-1.24%

Parker Hannifin Corp.                             117,250      6,976,375
========================================================================

INVESTMENT BANKING & BROKERAGE-4.61%

Merrill Lynch & Co., Inc.                         229,700     13,471,905
------------------------------------------------------------------------
Morgan Stanley                                    216,350     12,520,175
========================================================================
                                                              25,992,080
========================================================================

LEISURE PRODUCTS-0.60%

Mattel, Inc.                                      176,300      3,397,301
========================================================================

MANAGED HEALTH CARE-1.84%

UnitedHealth Group Inc.                           177,900     10,350,222
========================================================================

MOVIES & ENTERTAINMENT-1.97%

Walt Disney Co. (The)                             475,050     11,082,917
========================================================================

                           AIM V.I. BASIC VALUE FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS DRILLING-3.44%

ENSCO International Inc.                          311,450   $  8,462,097
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               455,200     10,929,352
========================================================================
                                                              19,391,449
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.49%

Halliburton Co.                                   226,800      5,896,800
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       226,550      8,155,800
========================================================================
                                                              14,052,600
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.90%

Citigroup Inc.                                    336,950     16,355,553
========================================================================

PHARMACEUTICALS-4.32%

Aventis S.A. (France)                             190,700     12,569,792
------------------------------------------------------------------------
Wyeth                                             277,300     11,771,385
========================================================================
                                                              24,341,177
========================================================================

PROPERTY & CASUALTY INSURANCE-2.33%

ACE Ltd. (Cayman Islands)                         316,300     13,101,146
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-1.86%

Novellus Systems, Inc.(a)                         249,400   $ 10,487,270
========================================================================

SYSTEMS SOFTWARE-3.75%

Computer Associates International, Inc.           772,800     21,128,352
========================================================================

THRIFTS & MORTGAGE FINANCE-5.54%

Fannie Mae                                        236,800     17,774,208
------------------------------------------------------------------------
MGIC Investment Corp.                             113,050      6,437,067
------------------------------------------------------------------------
Radian Group Inc.                                 143,500      6,995,625
========================================================================
                                                              31,206,900
========================================================================
    Total Common Stocks (Cost $443,687,861)                  544,253,505
========================================================================

MONEY MARKET FUNDS-4.80%

Liquid Assets Portfolio(b)                     13,519,448     13,519,448
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        13,519,448     13,519,448
========================================================================
    Total Money Market Funds (Cost
      $27,038,896)                                            27,038,896
========================================================================
TOTAL INVESTMENTS-101.43% (Cost $470,726,757)                571,292,401
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.43%)                         (8,032,084)
========================================================================
NET ASSETS-100.00%                                          $563,260,317
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $443,687,861)                                  $544,253,505
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $27,038,896)                               27,038,896
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,374,906
-------------------------------------------------------------
  Fund shares sold                                  1,021,132
-------------------------------------------------------------
  Dividends                                           675,459
-------------------------------------------------------------
Investment for deferred compensation &
  retirement plans                                     15,851
=============================================================
     Total assets                                 577,379,749
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            12,967,622
-------------------------------------------------------------
  Fund shares reacquired                              626,911
-------------------------------------------------------------
  Deferred compensation & retirement plans             18,498
-------------------------------------------------------------
Accrued administrative services fees                  303,777
-------------------------------------------------------------
Accrued distribution fees -- Series II                142,031
-------------------------------------------------------------
Accrued transfer agent fees                             3,769
-------------------------------------------------------------
Accrued operating expenses                             56,824
=============================================================
     Total liabilities                             14,119,432
=============================================================
Net assets applicable to shares outstanding      $563,260,317
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $470,847,891
-------------------------------------------------------------
Undistributed net investment income (loss)            (11,028)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies     (8,141,451)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               100,564,905
=============================================================
                                                 $563,260,317
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $309,383,683
_____________________________________________________________
=============================================================
Series II                                        $253,876,634
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           29,025,564
_____________________________________________________________
=============================================================
Series II                                          23,918,684
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.66
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.61
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $7,936)                                        $  3,490,108
-------------------------------------------------------------
Dividends from affiliated money market funds          197,530
=============================================================
    Total investment income                         3,687,638
=============================================================

EXPENSES:

Advisory fees                                       2,541,285
-------------------------------------------------------------
Administrative services fees                          948,718
-------------------------------------------------------------
Custodian fees                                         63,168
-------------------------------------------------------------
Distribution fees -- Series II                        424,311
-------------------------------------------------------------
Transfer agent fees                                    16,564
-------------------------------------------------------------
Trustees' fees                                         14,719
-------------------------------------------------------------
Other                                                  47,231
=============================================================
    Total expenses                                  4,055,996
=============================================================
Less: Fees waived and expense offset
  arrangements                                         (3,402)
=============================================================
    Net expenses                                    4,052,594
=============================================================
Net investment income (loss)                         (364,956)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (2,594,591)
-------------------------------------------------------------
  Foreign currencies                                   14,178
=============================================================
                                                   (2,580,413)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           116,480,999
-------------------------------------------------------------
  Foreign currencies                                     (739)
=============================================================
                                                  116,480,260
=============================================================
Net gain from investment securities and foreign
  currencies                                      113,899,847
=============================================================
Net increase in net assets resulting from
  operations                                     $113,534,891
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (364,956)   $     86,137
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (2,580,413)     (5,434,212)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               116,480,260     (16,952,445)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                113,534,891     (22,300,520)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                         (89,726)         (1,149)
------------------------------------------------------------------------------------------
  Series II                                                             --          (1,176)
==========================================================================================
  Decrease in net assets resulting from distributions              (89,726)         (2,325)
==========================================================================================
Share transactions-net:
  Series I                                                     152,189,833      95,319,632
------------------------------------------------------------------------------------------
  Series II                                                     95,111,846     109,345,836
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              247,301,679     204,665,468
==========================================================================================
    Net increase in net assets                                 360,746,844     182,362,623
==========================================================================================

NET ASSETS:

  Beginning of year                                            202,513,473      20,150,850
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(11,028) and $83,090 for 2003 and 2002,
    respectively)                                             $563,260,317    $202,513,473
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board

                           AIM V.I. BASIC VALUE FUND
     of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $3,341.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $948,718 for such services, of which AIM retained $90,620 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $19,126 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $424,311.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                           AIM V.I. BASIC VALUE FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                     UNREALIZED
                   MARKET VALUE      PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE     DIVIDEND       REALIZED
FUND                12/31/2002        AT COST       FROM SALES     (DEPRECIATION)     12/31/2003       INCOME       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio         $ 8,169,237    $ 99,560,980    $ (94,210,769)      $    --        $13,519,448     $ 99,902        $    --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio           8,169,237      99,560,980      (94,210,769)           --         13,519,448       97,628             --
================================================================================================================================
                    $16,338,474    $199,121,960    $(188,421,538)      $    --        $27,038,896     $197,530        $    --
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $60 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $61.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,305 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                             2003       2002
-------------------------------------------------------------
Distributions paid from ordinary income     $89,726    $2,325
_____________________________________________________________
=============================================================

                           AIM V.I. BASIC VALUE FUND

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments           $ 99,203,703
-------------------------------------------------------------
Temporary book/tax differences                        (11,028)
-------------------------------------------------------------
Capital loss carryforward                          (6,780,249)
-------------------------------------------------------------
Shares of beneficial interest                     470,847,891
=============================================================
Total net assets                                 $563,260,317
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(739).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                               $    4,100
-----------------------------------------------------------
December 31, 2010                                5,253,988
-----------------------------------------------------------
December 31, 2011                                1,522,161
===========================================================
Total capital loss carryforward                 $6,780,249
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $297,680,959 and $62,033,960, respectively.


          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                     $100,549,101
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,344,659)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 99,204,442
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $472,087,959.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise taxes, excess distributions, net operating losses and foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $360,564, undistributed net realized gain (loss) decreased by $14,179 and shares of beneficial interest decreased by $346,385. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    19,313,572    $174,114,472    11,859,976    $108,027,378
----------------------------------------------------------------------------------------------------------------------
  Series II                                                   12,433,808     110,104,487    13,491,664     112,789,473
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         8,805          89,726           143           1,149
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --           147           1,176
======================================================================================================================
Reacquired:
  Series I                                                    (2,570,676)    (22,014,365)   (1,501,923)    (12,708,895)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                   (1,653,745)    (14,992,641)     (403,230)     (3,444,813)
======================================================================================================================
                                                              27,531,764    $247,301,679    23,446,777    $204,665,468
______________________________________________________________________________________________________________________
======================================================================================================================

                           AIM V.I. BASIC VALUE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                SERIES I
                                                              --------------------------------------------
                                                                                        SEPTEMBER 10, 2001
                                                                    YEAR ENDED           (DATE OPERATIONS
                                                                   DECEMBER 31,           COMMENCED) TO
                                                              ----------------------       DECEMBER 31,
                                                                2003          2002             2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.98       $ 10.25         $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)         0.02(a)         0.01
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.68         (2.29)           0.25
==========================================================================================================
    Total from investment operations                              2.68         (2.27)           0.26
==========================================================================================================
Less dividends from net investment income                        (0.00)        (0.00)          (0.01)
==========================================================================================================
Net asset value, end of period                                $  10.66       $  7.98         $ 10.25
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  33.63%       (22.15)%          2.63%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $309,384       $97,916         $19,638
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets(c)                        1.04%(d)      1.16%           1.27%(e)
==========================================================================================================
Ratio of net investment income to average net assets              0.01%(d)      0.18%           0.28%(e)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          18%           22%              4%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) After fee waivers. The ratio of expenses to average net assets before fee waivers was 2.61% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(d)  Ratios are based on average daily net assets of $180,797,692.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                 SERIES II
                                                              ------------------------------------------------
                                                                                            SEPTEMBER 10, 2001
                                                                    YEAR ENDED               (DATE OPERATIONS
                                                                   DECEMBER 31,               COMMENCED) TO
                                                              -----------------------          DECEMBER 31,
                                                                2003           2002                2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.96       $  10.25             $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)         (0.01)(a)           0.00
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.67          (2.28)              0.26
==============================================================================================================
    Total from investment operations                              2.65          (2.29)              0.26
==============================================================================================================
Less dividends from net investment income                        (0.00)         (0.00)             (0.01)
==============================================================================================================
Net asset value, end of period                                $  10.61       $   7.96             $10.25
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                  33.29%        (22.34)%             2.58%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $253,877       $104,597             $  513
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets(c)                        1.29%(d)       1.41%              1.44%(e)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.24)%(d)     (0.07)%             0.12%(e)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                          18%            22%                 4%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) After fee waivers. The ratio of expenses to average net assets before fee waivers was 2.88% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(d)  Ratios are based on average daily net assets of $169,724,366.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                           AIM V.I. BASIC VALUE FUND

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions

                           AIM V.I. BASIC VALUE FUND
of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                           AIM V.I. BASIC VALUE FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                            AIM V.I. BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.39%

ADVERTISING-1.12%

Omnicom Group Inc.                                  15,900       $  1,388,547
=============================================================================

AEROSPACE & DEFENSE-1.99%

Lockheed Martin Corp.                               13,000            668,200
-----------------------------------------------------------------------------
United Technologies Corp.                           18,900          1,791,153
=============================================================================
                                                                    2,459,353
=============================================================================

ALUMINUM-0.77%

Alcoa Inc.                                          25,000            950,000
=============================================================================

APPAREL RETAIL-0.71%

Gap, Inc. (The)                                     37,800            877,338
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.58%

Franklin Resources, Inc.                            13,800            718,428
=============================================================================

BIOTECHNOLOGY-1.75%

Amgen Inc.(a)                                       35,000          2,163,000
=============================================================================

BREWERS-0.51%

Anheuser-Busch Cos., Inc.                           12,000            632,160
=============================================================================

BROADCASTING & CABLE TV-0.57%

Clear Channel Communications, Inc.                  15,000            702,450
=============================================================================

CASINOS & GAMING-0.64%

International Game Technology                       22,300            796,110
=============================================================================

COMMUNICATIONS EQUIPMENT-3.08%

Cisco Systems, Inc.(a)                             156,900          3,811,101
=============================================================================

COMPUTER & ELECTRONICS RETAIL-0.84%

Best Buy Co., Inc.                                  19,900          1,039,576
=============================================================================

COMPUTER HARDWARE-2.64%

Dell Inc.(a)                                        57,700          1,959,492
-----------------------------------------------------------------------------
International Business Machines Corp.               14,200          1,316,056
=============================================================================
                                                                    3,275,548
=============================================================================

COMPUTER STORAGE & PERIPHERALS-0.98%

EMC Corp.(a)                                        93,700          1,210,604
=============================================================================

CONSUMER FINANCE-2.83%

American Express Co.                                35,900          1,731,457
-----------------------------------------------------------------------------
MBNA Corp.                                          36,300            902,055
-----------------------------------------------------------------------------
SLM Corp.                                           23,000            866,640
=============================================================================
                                                                    3,500,152
=============================================================================

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-1.77%

First Data Corp.                                    32,400       $  1,331,316
-----------------------------------------------------------------------------
Fiserv, Inc.(a)                                     21,900            865,269
=============================================================================
                                                                    2,196,585
=============================================================================

DIVERSIFIED BANKS-2.45%

Bank of America Corp.                               15,700          1,262,751
-----------------------------------------------------------------------------
Wells Fargo & Co.                                   30,000          1,766,700
=============================================================================
                                                                    3,029,451
=============================================================================

DIVERSIFIED CAPITAL MARKETS-1.70%

J.P. Morgan Chase & Co.                             57,400          2,108,302
=============================================================================

DIVERSIFIED CHEMICALS-0.29%

E. I. du Pont de Nemours & Co.                       7,800            357,942
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.75%

Apollo Group, Inc.-Class A(a)                       20,800          1,414,400
-----------------------------------------------------------------------------
H&R Block, Inc.                                     13,700            758,569
=============================================================================
                                                                    2,172,969
=============================================================================

ELECTRIC UTILITIES-1.49%

Dominion Resources, Inc.                             9,900            631,917
-----------------------------------------------------------------------------
FPL Group, Inc.                                      9,400            614,948
-----------------------------------------------------------------------------
Southern Co. (The)                                  19,800            598,950
=============================================================================
                                                                    1,845,815
=============================================================================

ENVIRONMENTAL SERVICES-0.47%

Waste Management, Inc.                              19,500            577,200
=============================================================================

FOOD DISTRIBUTORS-0.90%

Sysco Corp.                                         30,000          1,116,900
=============================================================================

FOOTWEAR-0.54%

NIKE, Inc.-Class B                                   9,800            670,908
=============================================================================

GENERAL MERCHANDISE STORES-0.73%

Target Corp.                                        23,500            902,400
=============================================================================

HEALTH CARE EQUIPMENT-4.75%

Boston Scientific Corp.(a)                          55,300          2,032,828
-----------------------------------------------------------------------------
Medtronic, Inc.                                     33,800          1,643,018
-----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                           10,900            668,715
-----------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                            21,800          1,534,720
=============================================================================
                                                                    5,879,281
=============================================================================

HOME IMPROVEMENT RETAIL-1.76%

Home Depot, Inc. (The)                              61,600          2,186,184
=============================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-0.61%

Carnival Corp. (Panama)                             18,900       $    750,897
=============================================================================

HOUSEHOLD PRODUCTS-2.70%

Colgate-Palmolive Co.                               17,900            895,895
-----------------------------------------------------------------------------
Procter & Gamble Co. (The)                          24,500          2,447,060
=============================================================================
                                                                    3,342,955
=============================================================================

HYPERMARKETS & SUPER CENTERS-2.67%

Wal-Mart Stores, Inc.                               62,300          3,305,015
=============================================================================

INDUSTRIAL CONGLOMERATES-3.65%

3M Co.                                               8,800            748,264
-----------------------------------------------------------------------------
General Electric Co.                               101,500          3,144,470
-----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                   23,600            625,400
=============================================================================
                                                                    4,518,134
=============================================================================

INDUSTRIAL GASES-0.58%

Air Products & Chemicals, Inc.                      13,700            723,771
=============================================================================

INDUSTRIAL MACHINERY-0.61%

Danaher Corp.                                        8,300            761,525
=============================================================================

INTEGRATED OIL & GAS-2.32%

Exxon Mobil Corp.                                   70,000          2,870,000
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.52%

SBC Communications Inc.                             24,800            646,536
=============================================================================

INTERNET RETAIL-0.62%

eBay Inc.(a)                                        11,900            768,621
=============================================================================

INVESTMENT BANKING & BROKERAGE-4.55%

Goldman Sachs Group, Inc. (The)                     19,600          1,935,108
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           31,800          1,865,070
-----------------------------------------------------------------------------
Morgan Stanley                                      31,800          1,840,266
=============================================================================
                                                                    5,640,444
=============================================================================

LIFE & HEALTH INSURANCE-0.53%

Prudential Financial, Inc.                          15,700            655,789
=============================================================================

MANAGED HEALTH CARE-1.59%

UnitedHealth Group Inc.                             33,800          1,966,484
=============================================================================

MOVIES & ENTERTAINMENT-1.69%

Viacom Inc.-Class B                                 47,100          2,090,298
=============================================================================

MULTI-LINE INSURANCE-2.02%

American International Group, Inc.                  37,700          2,498,756
=============================================================================

OIL & GAS DRILLING-1.01%

ENSCO International Inc.                            21,900            595,023
-----------------------------------------------------------------------------

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------
OIL & GAS DRILLING-(CONTINUED)

Nabors Industries, Ltd. (Bermuda)(a)                15,900       $    659,850
=============================================================================
                                                                    1,254,873
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

Schlumberger Ltd. (Netherlands)                     18,000            984,960
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.74%

Citigroup Inc.                                      95,500          4,635,570
=============================================================================

PHARMACEUTICALS-6.18%

Allergan, Inc.                                      12,900            990,849
-----------------------------------------------------------------------------
Johnson & Johnson                                   23,600          1,219,176
-----------------------------------------------------------------------------
Pfizer Inc.                                         93,800          3,313,954
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                          15,000            850,650
-----------------------------------------------------------------------------
Wyeth                                               30,100          1,277,745
=============================================================================
                                                                    7,652,374
=============================================================================

RAILROADS-0.61%

Canadian National Railway Co. (Canada)              12,000            759,360
=============================================================================

REGIONAL BANKS-0.71%

Fifth Third Bancorp                                 14,900            880,590
=============================================================================

RESTAURANTS-0.51%

McDonald's Corp.                                    25,600            635,648
=============================================================================

SEMICONDUCTOR EQUIPMENT-2.33%

Applied Materials, Inc.(a)                          53,000          1,189,850
-----------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                 14,200            833,114
-----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                           20,600            866,230
=============================================================================
                                                                    2,889,194
=============================================================================

SEMICONDUCTORS-6.54%

Analog Devices, Inc.                                24,500          1,118,425
-----------------------------------------------------------------------------
Intel Corp.                                         99,100          3,191,020
-----------------------------------------------------------------------------
Linear Technology Corp.                             21,900            921,333
-----------------------------------------------------------------------------
Microchip Technology Inc.                           30,400          1,014,144
-----------------------------------------------------------------------------
Texas Instruments Inc.                              23,800            699,244
-----------------------------------------------------------------------------
Xilinx, Inc.(a)                                     29,700          1,150,578
=============================================================================
                                                                    8,094,744
=============================================================================

SOFT DRINKS-1.32%

Coca-Cola Co. (The)                                 15,900            806,925
-----------------------------------------------------------------------------
PepsiCo, Inc.                                       17,700            825,174
=============================================================================
                                                                    1,632,099
=============================================================================

SPECIALTY STORES-1.66%

Bed Bath & Beyond Inc.(a)                           27,000          1,170,450
-----------------------------------------------------------------------------
Staples, Inc.(a)                                    32,400            884,520
=============================================================================
                                                                    2,054,970
=============================================================================

                            AIM V.I. BLUE CHIP FUND

                                                                    MARKET
                                                  SHARES            VALUE
-----------------------------------------------------------------------------

SYSTEMS SOFTWARE-6.57%

Computer Associates International, Inc.             26,500       $    724,510
-----------------------------------------------------------------------------
Microsoft Corp.                                    155,300          4,276,962
-----------------------------------------------------------------------------
Oracle Corp.(a)                                     99,500          1,313,400
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                           49,000          1,820,840
=============================================================================
                                                                    8,135,712
=============================================================================

THRIFTS & MORTGAGE FINANCE-1.05%

Fannie Mae                                          17,400          1,306,044
=============================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.09%

AT&T Wireless Services Inc.(a)                      44,100            352,359
-----------------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)             39,900            999,096
=============================================================================
                                                                    1,351,455
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $104,392,610)                               119,375,122
=============================================================================

                                                PRINCIPAL           MARKET
                                                  AMOUNT            VALUE
-----------------------------------------------------------------------------
U.S. TREASURY BILLS-0.40%

  0.86%, 03/18/04 (Cost $499,075)(b)            $  500,000(c)    $    499,025
=============================================================================

                                                  SHARES
=============================================================================
MONEY MARKET FUNDS-3.24%

Liquid Assets Portfolio(d)                       2,005,186          2,005,186
-----------------------------------------------------------------------------
STIC Prime Portfolio(d)                          2,005,186          2,005,186
=============================================================================
    Total Money Market Funds (Cost
      $4,010,372)                                                   4,010,372
=============================================================================
TOTAL INVESTMENTS-100.03% (Cost $108,902,057)                     123,884,519
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.03%)                                 (41,306)
=============================================================================
NET ASSETS-100.00%                                               $123,843,213
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section E and Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $104,891,685)                                  $119,874,147
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,010,372)                                 4,010,372
-------------------------------------------------------------
Receivables for:
  Investments sold                                    199,797
-------------------------------------------------------------
  Variation margin                                      2,900
-------------------------------------------------------------
  Fund shares sold                                     57,322
-------------------------------------------------------------
  Dividends                                            80,288
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     20,128
=============================================================
    Total assets                                  124,244,954
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               288,161
-------------------------------------------------------------
  Fund shares reacquired                                7,788
-------------------------------------------------------------
  Deferred compensation and retirement plans           20,964
-------------------------------------------------------------
Accrued administrative services fees                   68,756
-------------------------------------------------------------
Accrued distribution fees -- Series II                    680
-------------------------------------------------------------
Accrued transfer agent fees                                67
-------------------------------------------------------------
Accrued operating expenses                             15,325
=============================================================
    Total liabilities                                 401,741
=============================================================
Net assets applicable to shares outstanding      $123,843,213
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $135,844,854
-------------------------------------------------------------
Undistributed net investment income                   113,344
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts     (27,111,504)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                 14,996,519
=============================================================
                                                 $123,843,213
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $122,542,686
_____________________________________________________________
=============================================================
Series II                                        $  1,300,527
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           18,640,709
_____________________________________________________________
=============================================================
Series II                                             198,820
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.57
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.54
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,373)                                        $ 1,091,728
------------------------------------------------------------
Dividends from affiliated money market funds          48,611
------------------------------------------------------------
Interest                                               5,134
============================================================
    Total investment income                        1,145,473
============================================================

EXPENSES:

Advisory fees                                        675,009
------------------------------------------------------------
Administrative services fees                         265,238
------------------------------------------------------------
Custodian fees                                        27,940
------------------------------------------------------------
Distribution fees -- Series II                         1,675
------------------------------------------------------------
Transfer agent fees                                    6,118
------------------------------------------------------------
Trustees' fees                                         9,721
------------------------------------------------------------
Other                                                 30,774
============================================================
    Total expenses                                 1,016,475
============================================================
Less: Fees waived and expense offset
  arrangements                                          (866)
============================================================
    Net expenses                                   1,015,609
============================================================
Net investment income                                129,864
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (3,957,940)
------------------------------------------------------------
  Futures contracts                                  412,895
============================================================
                                                  (3,545,045)
============================================================
Change in net unrealized appreciation of:
  Investment securities                           24,360,686
------------------------------------------------------------
  Futures contracts                                   57,371
============================================================
                                                  24,418,057
============================================================
Net gain from investment securities and futures
  contracts                                       20,873,012
============================================================
Net increase in net assets resulting from
  operations                                     $21,002,876
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    129,864    $    (18,314)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                           (3,545,045)    (15,015,065)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 24,418,057      (5,387,912)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 21,002,876     (20,421,291)
==========================================================================================
Share transactions-net:
  Series I                                                      36,219,348      25,763,748
------------------------------------------------------------------------------------------
  Series II                                                        858,157         291,643
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               37,077,505      26,055,391
==========================================================================================
    Net increase in net assets                                  58,080,381       5,634,100
==========================================================================================

NET ASSETS:

  Beginning of year                                             65,762,832      60,128,732
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $113,344 and $(16,520) for 2003 and 2002,
    respectively)                                             $123,843,213    $ 65,762,832
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital, with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code

                            AIM V.I. BLUE CHIP FUND
     necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $854.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $265,238 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $8,446 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $1,675.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                     MARKET                     PROCEEDS       UNREALIZED       MARKET
                                     VALUE       PURCHASES        FROM        APPRECIATION      VALUE      DIVIDEND    REALIZED
FUND                               12/31/2002     AT COST        SALES       (DEPRECIATION)   12/31/2003    INCOME    GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio            $1,909,358   $20,974,430   $(20,878,602)      $  --        $2,005,186   $24,567       $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio               1,909,358    20,974,430     (20,878,602)         --        2,005,186     24,044          --
=================================================================================================================================
                                   $3,818,716   $41,948,860   $(41,757,204)      $  --        $4,010,372   $48,611       $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $11 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $12.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,739 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On December 31, 2003, $77,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                   OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------
                        NO. OF       MONTH/        MARKET      UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT      VALUE      APPRECIATION
--------------------------------------------------------------------------
S&P 500 Futures            4       Mar-04/Long   $1,110,600     $14,057
__________________________________________________________________________
==========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the year ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $    133,423
-------------------------------------------------------------
Unrealized appreciation -- investments              9,070,506
-------------------------------------------------------------
Temporary book/tax differences                        (20,079)
-------------------------------------------------------------
Capital loss carryforward                         (21,144,590)
-------------------------------------------------------------
Post-October capital loss deferral                    (40,901)
-------------------------------------------------------------
Shares of beneficial interest                     135,844,854
=============================================================
Total net assets                                 $123,843,213
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

                            AIM V.I. BLUE CHIP FUND

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                           CAPITAL LOSS
EXPIRATION                                 CARRYFORWARD
-------------------------------------------------------
December 31, 2008                          $   427,121
-------------------------------------------------------
December 31, 2009                            5,392,628
-------------------------------------------------------
December 31, 2010                           11,780,141
-------------------------------------------------------
December 31, 2011                            3,544,700
=======================================================
Total capital loss carryforward            $21,144,590
_______________________________________________________
=======================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $57,779,833 and $20,295,070, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $12,298,853
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (3,228,347)
============================================================
Net unrealized appreciation of investment
  securities                                     $ 9,070,506
____________________________________________________________
============================================================
Cost of investments for tax purposes is $114,814,013.

NOTE 10--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                       --------------------------------------------------------
                                  2003                          2002
                       --------------------------    --------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold:
  Series I              9,203,880    $ 53,263,047     7,212,098    $ 43,703,169
-------------------------------------------------------------------------------
  Series II*              320,667       1,892,028        59,871         337,748
===============================================================================
Reacquired:
  Series I             (3,034,247)    (17,043,699)   (3,203,422)    (17,939,421)
-------------------------------------------------------------------------------
  Series II*             (173,989)     (1,033,871)       (7,729)        (46,105)
===============================================================================
                        6,316,311    $ 37,077,505     4,060,818    $ 26,055,391
_______________________________________________________________________________
===============================================================================

* Series II shares commenced sales on March 13, 2002.


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                             --------------------------------------------------------------------
                                                                                                                DECEMBER 29, 1999
                                                                                                                (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                             --------------------------------------------         DECEMBER 31,
                                                               2003          2002       2001       2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   5.25       $  7.11    $  9.18    $ 10.00            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01(a)       0.00(a)   (0.01)      0.02(a)           0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.31         (1.86)     (2.06)     (0.84)             0.00
=================================================================================================================================
    Total from investment operations                             1.32         (1.86)     (2.07)     (0.82)             0.00
=================================================================================================================================
Net asset value, end of period                               $   6.57       $  5.25    $  7.11    $  9.18            $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 25.14%       (26.16)%   (22.54)%    (8.18)%            0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $122,543       $65,490    $60,129    $29,787            $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.13%(c)      1.18%      1.26%      1.31%(d)          1.30%(d)(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      0.14%(c)     (0.03)%    (0.17)%     0.07%             3.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                         24%           38%        19%        15%               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
(c)  Ratios are based on average daily net assets of $89,331,262.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.13% and 12.49% (annualized) for the year ended December 31, 2000 and for the period ended December 31, 1999, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                            AIM V.I. BLUE CHIP FUND

                                                                         SERIES II
                                                              --------------------------------
                                                                                MARCH 13, 2002
                                                                                 (DATE SALES
                                                               YEAR ENDED       COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 5.24            $  7.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)(a)          (0.01)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.31              (1.75)
==============================================================================================
    Total from investment operations                               1.30              (1.76)
==============================================================================================
Net asset value, end of period                                   $ 6.54            $  5.24
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   24.81%            (25.14)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,301            $   273
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                            1.38%(c)           1.43%(d)
______________________________________________________________________________________________
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.11)%(c)         (0.28)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           24%                38%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
(c)  Ratios are based on average daily net assets of $669,925.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

                            AIM V.I. BLUE CHIP FUND

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                            AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                       AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.74%

ADVERTISING-1.80%

Lamar Advertising Co.(a)                          377,800   $   14,099,496
--------------------------------------------------------------------------
Omnicom Group Inc.                                 46,200        4,034,646
==========================================================================
                                                                18,134,142
==========================================================================

AEROSPACE & DEFENSE-0.64%

Lockheed Martin Corp.                             125,900        6,471,260
==========================================================================

AIR FREIGHT & LOGISTICS-0.59%

Expeditors International of Washington, Inc.       63,000        2,372,580
--------------------------------------------------------------------------
FedEx Corp.                                        53,000        3,577,500
==========================================================================
                                                                 5,950,080
==========================================================================

AIRLINES-0.81%

Southwest Airlines Co.                            503,700        8,129,718
==========================================================================

APPAREL RETAIL-2.46%

Chico's FAS, Inc.(a)                              125,900        4,652,005
--------------------------------------------------------------------------
Gap, Inc. (The)                                   629,600       14,613,016
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                              251,800        5,552,190
==========================================================================
                                                                24,817,211
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.24%

Coach, Inc.(a)                                     63,100        2,382,025
==========================================================================

APPLICATION SOFTWARE-1.33%

Intuit Inc.(a)                                    157,400        8,328,034
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      105,700        5,141,248
==========================================================================
                                                                13,469,282
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.92%

Northern Trust Corp.                               94,400        4,382,048
--------------------------------------------------------------------------
State Street Corp.                                 94,400        4,916,352
==========================================================================
                                                                 9,298,400
==========================================================================

BIOTECHNOLOGY-2.00%

Amgen Inc.(a)                                     126,200        7,799,160
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  170,100        8,392,734
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           68,600        3,988,404
==========================================================================
                                                                20,180,298
==========================================================================

BROADCASTING & CABLE TV-3.25%

Clear Channel Communications, Inc.                379,600       17,776,668
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          269,160       10,682,961
--------------------------------------------------------------------------
Westwood One, Inc.(a)                             125,900        4,307,039
==========================================================================
                                                                32,766,668
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

CASINOS & GAMING-0.70%

MGM MIRAGE(a)                                     188,900   $    7,104,529
==========================================================================

COMMUNICATIONS EQUIPMENT-4.82%

Avaya Inc.(a)                                     251,800        3,258,292
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            755,500       18,351,095
--------------------------------------------------------------------------
Corning Inc.(a)                                   503,700        5,253,591
--------------------------------------------------------------------------
Foundry Networks, Inc.(a)                         314,800        8,612,928
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         251,800        4,703,624
--------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)               1,574,000        6,658,020
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                 49,000        1,816,430
==========================================================================
                                                                48,653,980
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.65%

Best Buy Co., Inc.                                126,100        6,587,464
==========================================================================

COMPUTER HARDWARE-1.59%

Dell Inc.(a)                                      472,200       16,035,912
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.03%

EMC Corp.(a)                                      643,500        8,314,020
--------------------------------------------------------------------------
Western Digital Corp.(a)                          172,400        2,032,596
==========================================================================
                                                                10,346,616
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.39%

Caterpillar, Inc.                                  88,100        7,314,062
--------------------------------------------------------------------------
Deere & Co.                                       102,800        6,687,140
==========================================================================
                                                                14,001,202
==========================================================================

CONSUMER FINANCE-3.02%

American Express Co.                              283,300       13,663,559
--------------------------------------------------------------------------
MBNA Corp.                                        390,300        9,698,955
--------------------------------------------------------------------------
SLM Corp.                                         188,900        7,117,752
==========================================================================
                                                                30,480,266
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.57%

Fiserv, Inc.(a)                                   503,712       19,901,661
--------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      218,600        6,057,406
==========================================================================
                                                                25,959,067
==========================================================================

DEPARTMENT STORES-0.43%

Nordstrom, Inc.                                   125,900        4,318,370
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DIVERSIFIED BANKS-0.50%

Bank of America Corp.                              63,000   $    5,067,090
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.89%

Apollo Group, Inc.-Class A(a)                      88,100        5,990,800
--------------------------------------------------------------------------
Career Education Corp.(a)                          75,600        3,029,292
==========================================================================
                                                                 9,020,092
==========================================================================

DRUG RETAIL-0.91%

Walgreen Co.                                      251,800        9,160,484
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.73%

Agilent Technologies, Inc.(a)                     251,800        7,362,632
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.48%

Molex Inc.                                        137,800        4,807,842
==========================================================================

EMPLOYMENT SERVICES-0.79%

Robert Half International Inc.(a)                 340,900        7,956,606
==========================================================================

FOOD DISTRIBUTORS-0.58%

Sysco Corp.                                       157,400        5,860,002
==========================================================================

FOOD RETAIL-0.42%

Whole Foods Market, Inc.                           63,000        4,229,190
==========================================================================

GENERAL MERCHANDISE STORES-0.88%

Dollar General Corp.                              188,900        3,965,011
--------------------------------------------------------------------------
Family Dollar Stores, Inc.                        137,400        4,929,912
==========================================================================
                                                                 8,894,923
==========================================================================

HEALTH CARE DISTRIBUTORS-0.95%

AmerisourceBergen Corp.                            61,900        3,475,685
--------------------------------------------------------------------------
Cardinal Health, Inc.                             100,700        6,158,812
==========================================================================
                                                                 9,634,497
==========================================================================

HEALTH CARE EQUIPMENT-5.26%

Biomet, Inc.                                      474,825       17,288,378
--------------------------------------------------------------------------
Boston Scientific Corp.(a)                        272,200       10,006,072
--------------------------------------------------------------------------
Guidant Corp.                                     105,600        6,357,120
--------------------------------------------------------------------------
Medtronic, Inc.                                   102,500        4,982,525
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          63,000        3,865,050
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          151,100       10,637,440
==========================================================================
                                                                53,136,585
==========================================================================

HEALTH CARE FACILITIES-0.51%

Health Management Associates, Inc.-Class A        214,800        5,155,200
==========================================================================

HEALTH CARE SERVICES-1.91%

AdvancePCS(a)                                     137,200        7,224,952
--------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              251,800        6,378,094
--------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   166,600        5,662,734
==========================================================================
                                                                19,265,780
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOME IMPROVEMENT RETAIL-0.82%

Lowe's Cos., Inc.                                 148,900   $    8,247,571
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.66%

Carnival Corp. (Panama)                           125,900        5,002,007
--------------------------------------------------------------------------
Marriott International, Inc.-Class A               63,000        2,910,600
--------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)            157,400        5,475,946
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          94,400        3,395,568
==========================================================================
                                                                16,784,121
==========================================================================

HOUSEHOLD PRODUCTS-0.78%

Procter & Gamble Co. (The)                         79,300        7,920,484
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.32%

Wal-Mart Stores, Inc.                             251,800       13,357,990
==========================================================================

INDUSTRIAL CONGLOMERATES-0.56%

3M Co.                                             65,900        5,603,477
==========================================================================

INDUSTRIAL MACHINERY-2.17%

Danaher Corp.                                      63,000        5,780,250
--------------------------------------------------------------------------
Eaton Corp.                                        50,400        5,442,192
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              157,400       10,684,312
==========================================================================
                                                                21,906,754
==========================================================================

INTERNET RETAIL-2.13%

Amazon.com, Inc.(a)                               158,600        8,348,704
--------------------------------------------------------------------------
eBay Inc.(a)                                      127,000        8,202,930
--------------------------------------------------------------------------
InterActiveCorp.(a)                               146,100        4,957,173
==========================================================================
                                                                21,508,807
==========================================================================

INTERNET SOFTWARE & SERVICES-0.69%

Yahoo! Inc.(a)                                    154,300        6,969,731
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.08%

Goldman Sachs Group, Inc. (The)                   100,700        9,942,111
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         188,900       11,078,985
==========================================================================
                                                                21,021,096
==========================================================================

IT CONSULTING & OTHER SERVICES-0.33%

Accenture Ltd.-Class A (Bermuda)(a)               127,400        3,353,168
==========================================================================

MANAGED HEALTH CARE-2.27%

Aetna Inc.                                         74,800        5,054,984
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           137,600        8,005,568
--------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 101,500        9,844,485
==========================================================================
                                                                22,905,037
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MOTORCYCLE MANUFACTURERS-0.46%

Harley-Davidson, Inc.                              97,400   $    4,629,422
==========================================================================

MOVIES & ENTERTAINMENT-1.46%

Pixar, Inc.(a)                                     51,800        3,589,222
--------------------------------------------------------------------------
Viacom Inc.-Class B                               251,800       11,174,884
==========================================================================
                                                                14,764,106
==========================================================================

MULTI-LINE INSURANCE-0.55%

American International Group, Inc.                 84,200        5,580,776
==========================================================================

OIL & GAS DRILLING-1.48%

ENSCO International Inc.                          191,300        5,197,621
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              125,900        5,224,850
--------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   125,900        4,504,702
==========================================================================
                                                                14,927,173
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.33%

BJ Services Co.(a)                                147,300        5,288,070
--------------------------------------------------------------------------
Smith International, Inc.(a)                      113,300        4,704,216
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        94,400        3,398,400
==========================================================================
                                                                13,390,686
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.50%

Devon Energy Corp.                                 88,100        5,044,606
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.21%

Citigroup Inc.                                    251,800       12,222,372
==========================================================================

PERSONAL PRODUCTS-0.57%

Gillette Co. (The)                                157,400        5,781,302
==========================================================================

PHARMACEUTICALS-5.48%

Forest Laboratories, Inc.(a)                       63,000        3,893,400
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 152,700       10,739,391
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              107,900        7,693,270
--------------------------------------------------------------------------
Pfizer Inc.                                       325,100       11,485,783
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        282,700       16,031,917
--------------------------------------------------------------------------
Wyeth                                             128,500        5,454,825
==========================================================================
                                                                55,298,586
==========================================================================

PUBLISHING-0.60%

Gannett Co., Inc.                                  63,000        5,617,080
--------------------------------------------------------------------------
Getty Images, Inc.(a)                               7,700          386,001
==========================================================================
                                                                 6,003,081
==========================================================================

RESTAURANTS-2.22%

McDonald's Corp.                                  251,800        6,252,194
--------------------------------------------------------------------------
Outback Steakhouse, Inc.                          152,800        6,755,288
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
RESTAURANTS-(CONTINUED)

P.F. Chang's China Bistro, Inc.(a)                 88,100   $    4,482,528
--------------------------------------------------------------------------
Wendy's International, Inc.                       125,900        4,940,316
==========================================================================
                                                                22,430,326
==========================================================================

SEMICONDUCTOR EQUIPMENT-4.26%

Applied Materials, Inc.(a)                        406,000        9,114,700
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               219,000       12,848,730
--------------------------------------------------------------------------
Lam Research Corp.(a)                             503,700       16,269,510
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                 188,900        4,807,505
==========================================================================
                                                                43,040,445
==========================================================================

SEMICONDUCTORS-6.85%

Analog Devices, Inc.                              377,800       17,246,570
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          88,000        2,999,920
--------------------------------------------------------------------------
Linear Technology Corp.                           251,800       10,593,226
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)         75,600        2,867,508
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   220,400       10,975,920
--------------------------------------------------------------------------
Microchip Technology Inc.                         638,225       21,291,186
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                            304,776        3,120,906
==========================================================================
                                                                69,095,236
==========================================================================

SPECIALIZED FINANCE-0.57%

Moody's Corp.                                      94,400        5,715,920
==========================================================================

SPECIALTY STORES-3.22%

Bed Bath & Beyond Inc.(a)                         366,500       15,887,775
--------------------------------------------------------------------------
Staples, Inc.(a)                                  314,800        8,594,040
--------------------------------------------------------------------------
Tiffany & Co.                                      80,100        3,620,520
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          125,900        4,377,543
==========================================================================
                                                                32,479,878
==========================================================================

SYSTEMS SOFTWARE-4.03%

Microsoft Corp.                                 1,070,300       29,476,062
--------------------------------------------------------------------------
Oracle Corp.(a)                                   314,800        4,155,360
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         188,900        7,019,524
==========================================================================
                                                                40,650,946
==========================================================================

TECHNOLOGY DISTRIBUTORS-1.61%

CDW Corp.                                         281,200       16,242,112
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.48%

Nextel Communications, Inc.-Class A(a)            229,200        6,431,352
--------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)             3,443,230        8,514,824
==========================================================================
                                                                14,946,176
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $737,521,464)                            986,458,798
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-1.98%

Liquid Assets Portfolio(b)                      9,991,889   $    9,991,889
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                         9,991,889        9,991,889
==========================================================================
    Total Money Market Funds (Cost
      $19,983,778)                                              19,983,778
==========================================================================
TOTAL INVESTMENTS-99.72% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $757,505,242)                1,006,442,576
==========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.99%

Liquid Assets Portfolio(b)(c)                  30,149,300       30,149,300
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $30,149,300)                                        30,149,300
==========================================================================
TOTAL INVESTMENTS-102.71% (Cost $787,654,542)                1,036,591,876
==========================================================================
OTHER ASSETS LESS LIABILITIES-(2.71%)                          (27,305,774)
==========================================================================
NET ASSETS-100.00%                                          $1,009,286,102
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $737,521,464)*                               $  986,458,798
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $50,133,078)                               50,133,078
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,086,710
-------------------------------------------------------------
  Fund shares sold                                    311,755
-------------------------------------------------------------
  Dividends                                           473,274
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     74,726
-------------------------------------------------------------
Other assets                                              193
=============================================================
    Total assets                                1,040,538,534
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              398,213
-------------------------------------------------------------
  Deferred compensation and retirement plans          105,374
-------------------------------------------------------------
  Collateral upon return of securities loaned      30,149,300
-------------------------------------------------------------
Accrued administrative services fees                  533,368
-------------------------------------------------------------
Accrued distribution fees -- Series II                 38,646
-------------------------------------------------------------
Accrued transfer agent fees                             4,007
-------------------------------------------------------------
Accrued operating expenses                             23,524
=============================================================
    Total liabilities                              31,252,432
=============================================================
Net assets applicable to shares outstanding    $1,009,286,102
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                $1,236,880,333
-------------------------------------------------------------
  Undistributed net investment income (loss)          (92,177)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                         (476,442,225)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and foreign currencies             248,940,171
=============================================================
                                               $1,009,286,102
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                       $  938,819,999
_____________________________________________________________
=============================================================
Series II                                      $   70,466,103
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           44,119,717
_____________________________________________________________
=============================================================
Series II                                           3,330,531
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.28
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.16
_____________________________________________________________
=============================================================


* At December 31, 2003, securities with an aggregate market value of $28,844,544 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $31,527)                                       $  5,049,862
-------------------------------------------------------------
Dividends from affiliated money market funds**        317,092
=============================================================
  Total investment income                           5,366,954
=============================================================

EXPENSES:

Advisory fees                                       5,305,478
-------------------------------------------------------------
Administrative services fees                        1,906,559
-------------------------------------------------------------
Custodian fees                                         62,655
-------------------------------------------------------------
Distribution fees--Series II                          107,842
-------------------------------------------------------------
Transfer agent fees                                    48,791
-------------------------------------------------------------
Trustees' fees                                         20,108
-------------------------------------------------------------
Other                                                  31,187
=============================================================
    Total expenses                                  7,482,620
=============================================================
Less: Fees waived and expense offset
  arrangements                                         (6,011)
=============================================================
    Net expenses                                    7,476,609
=============================================================
Net investment income (loss)                       (2,109,655)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTIONS CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (55,984,170)
-------------------------------------------------------------
  Foreign currencies                                   68,669
-------------------------------------------------------------
  Option contracts written                             31,799
=============================================================
                                                  (55,883,702)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                           283,912,177
-------------------------------------------------------------
  Foreign currencies                                    2,443
=============================================================
                                                  283,914,620
=============================================================
Net gain from investment securities and foreign
  currencies                                      228,030,918
=============================================================
Net increase in net assets resulting from
  operations                                     $225,921,263
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,109,655)   $   (2,676,481)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts:                     (55,883,702)     (155,812,148)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 283,914,620      (118,601,093)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  225,921,263      (277,089,722)
==============================================================================================
Share transactions-net:
  Series I                                                       (38,246,197)     (123,222,717)
----------------------------------------------------------------------------------------------
  Series II                                                       34,680,159        23,479,493
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (3,566,038)      (99,743,224)
==============================================================================================
    Net increase (decrease) in net assets                        222,355,225      (376,832,946)
==============================================================================================

NET ASSETS:

  Beginning of year                                              786,930,877     1,163,763,823
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(92,177) and $(92,938) for 2003 and 2002,
    respectively)                                             $1,009,286,102    $  786,930,877
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                       AIM V.I. CAPITAL APPRECIATION FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $5,898.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $1,906,559 for such services of which AIM retained $208,585 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $53,308 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $107,842.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from security lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
                       12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio           $12,440,001     $176,856,839    $(179,304,951)       $  --         $ 9,991,889     $155,278        $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio   12,440,001      176,856,839     (179,304,951)          --         $ 9,991,889      151,221           --
=================================================================================================================================
    Subtotal          $24,880,002     $353,713,678    $(358,609,902)       $  --         $19,983,778     $306,499        $  --
=================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
                       12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio           $        --     $155,938,100    $(125,788,800)       $  --         $30,149,300     $ 10,593        $  --
=================================================================================================================================

    Total             $24,880,002     $509,651,778    $(484,398,702)       $  --         $50,133,078     $317,092        $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $138,848.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $2 and reductions in custodian fees of $111 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $113.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $5,904 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

                       AIM V.I. CAPITAL APPRECIATION FUND

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested. The Fund could also experience delays and costs in gaining access to the collateral.

    At December 31, 2003, securities with an aggregate value of $28,844,544 were on loan to brokers. The loans were secured by cash collateral of $30,149,300 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $10,593 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 347        117,978
----------------------------------------------------------
Exercised                              (197)       (86,179)
----------------------------------------------------------
Expired                                (150)       (31,799)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $  239,973,049
-------------------------------------------------------------
Temporary book/tax differences                        (92,052)
-------------------------------------------------------------
Capital loss carryforward                        (467,475,104)
-------------------------------------------------------------
Post-October currency loss deferral                      (124)
-------------------------------------------------------------
Shares of beneficial interest                   1,236,880,333
=============================================================
Total net assets                               $1,009,286,102
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments includes appreciation on foreign currencies of $2,837.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                           CAPITAL LOSS
EXPIRATION                                 CARRYFORWARD
-------------------------------------------------------
December 31, 2009                          $254,717,808
-------------------------------------------------------
December 31, 2010                           156,444,344
-------------------------------------------------------
December 31, 2011                            56,312,952
=======================================================
Total capital loss carryforward            $467,475,104
_______________________________________________________
=======================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $510,471,655 and $517,384,332, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                     $247,960,545
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (7,990,333)
=============================================================
Net unrealized appreciation of investment
  securities                                     $239,970,212
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $796,621,664.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily, as a result of differing book/tax treatment of net operating loss and foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $2,110,416, undistributed net realized gains decreased by $68,669 and shares of beneficial interest decreased by $2,041,747. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     12,106,592    $ 220,433,208     10,379,924    $ 195,828,397
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     2,366,684       43,712,246      1,386,641       24,993,930
==========================================================================================================================
Reacquired:
  Series I                                                    (14,425,506)    (258,679,405)   (17,365,036)    (319,051,114)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (495,187)      (9,032,087)       (90,181)      (1,514,437)
==========================================================================================================================
                                                                 (447,417)   $  (3,566,038)    (5,688,652)   $ (99,743,224)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                       --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                         2003           2002            2001             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  16.43       $  21.72       $    30.84       $    35.58       $    25.20
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.04)(a)      (0.05)(a)        (0.05)(a)        (0.05)           (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            4.89          (5.24)           (7.17)           (3.79)           11.17
=================================================================================================================================
    Total from investment operations                       4.85          (5.29)           (7.22)           (3.84)           11.15
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       --             --               --               --            (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --             --            (1.90)           (0.90)           (0.75)
=================================================================================================================================
    Total distributions                                      --             --            (1.90)           (0.90)           (0.77)
=================================================================================================================================
Net asset value, end of period                         $  21.28       $  16.43       $    21.72       $    30.84       $    35.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           29.52%        (24.35)%         (23.28)%         (10.91)%          44.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $938,820       $763,038       $1,160,236       $1,534,209       $1,131,217
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    0.85%(c)       0.85%            0.85%            0.82%            0.73%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.23)%(c)     (0.27)%          (0.22)%          (0.17)%          (0.06)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      61%            67%              65%              98%              65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $820,276,096.

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                SERIES II
                                                              ---------------------------------------------
                                                                                            AUGUST 21, 2001
                                                                    YEAR ENDED                (DATE SALES
                                                                   DECEMBER 31,              COMMENCED) TO
                                                              ----------------------         DECEMBER 31,
                                                               2003           2002               2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.38        $ 21.70            $23.19
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)      (0.09)(a)         (0.04)(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.87          (5.23)             0.45
===========================================================================================================
    Total from investment operations                             4.78          (5.32)             0.41
===========================================================================================================
Less distributions from net realized gains                         --             --             (1.90)
===========================================================================================================
Net asset value, end of period                                $ 21.16        $ 16.38            $21.70
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 29.18%        (24.52)%            1.94%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,466        $23,893            $3,527
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                          1.10%(c)       1.10%             1.09%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.48)%(c)     (0.52)%           (0.46)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                         61%            67%               65%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $43,136,986.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                       AIM V.I. CAPITAL APPRECIATION FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                       AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds:



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                       AIM V.I. CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.25%

ADVERTISING-1.20%

Interpublic Group of Cos., Inc. (The)(a)            57,700   $    900,120
-------------------------------------------------------------------------
Lamar Advertising Co.(a)                            16,750        625,110
=========================================================================
                                                                1,525,230
=========================================================================

AIR FREIGHT & LOGISTICS-0.97%

Robinson (C.H.) Worldwide, Inc.                     32,500      1,232,075
=========================================================================

APPAREL RETAIL-1.99%

Limited Brands                                      69,100      1,245,873
-------------------------------------------------------------------------
Ross Stores, Inc.                                   48,800      1,289,784
=========================================================================
                                                                2,535,657
=========================================================================

APPLICATION SOFTWARE-3.32%

Amdocs Ltd. (United Kingdom)(a)                     43,200        971,136
-------------------------------------------------------------------------
Autodesk, Inc.                                      70,100      1,723,058
-------------------------------------------------------------------------
Intuit Inc.(a)                                      12,700        671,957
-------------------------------------------------------------------------
Siebel Systems, Inc.(a)                             61,700        855,779
=========================================================================
                                                                4,221,930
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.04%

Affiliated Managers Group, Inc.(a)                  18,000      1,252,620
-------------------------------------------------------------------------
American Capital Strategies, Ltd.                   45,100      1,340,823
=========================================================================
                                                                2,593,443
=========================================================================

BIOTECHNOLOGY-0.54%

QLT Inc. (Canada)(a)                                36,700        691,795
=========================================================================

BROADCASTING & CABLE TV-1.21%

Cox Radio, Inc.-Class A(a)                          35,500        895,665
-------------------------------------------------------------------------
Westwood One, Inc.(a)                               18,900        646,569
=========================================================================
                                                                1,542,234
=========================================================================

BUILDING PRODUCTS-1.24%

American Standard Cos. Inc.(a)                      15,700      1,580,990
=========================================================================

CASINOS & GAMING-2.26%

GTECH Holdings Corp.                                29,700      1,469,853
-------------------------------------------------------------------------
Harrah's Entertainment, Inc.                        28,400      1,413,468
=========================================================================
                                                                2,883,321
=========================================================================

COMMUNICATIONS EQUIPMENT-2.01%

Harris Corp.                                        33,700      1,278,915
-------------------------------------------------------------------------
UTStarcom, Inc.(a)                                  34,400      1,275,208
=========================================================================
                                                                2,554,123
=========================================================================

COMPUTER STORAGE & PERIPHERALS-1.41%

Hutchinson Technology Inc.(a)                       18,900        580,986
-------------------------------------------------------------------------
Imation Corp.                                       34,500      1,212,675
=========================================================================
                                                                1,793,661
=========================================================================

                                                               MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.13%

Cummins Inc.                                        14,100   $    690,054
-------------------------------------------------------------------------
Navistar International Corp.(a)                     15,500        742,295
=========================================================================
                                                                1,432,349
=========================================================================

CONSUMER FINANCE-0.89%

AmeriCredit Corp.(a)                                71,200      1,134,216
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.67%

Alliance Data Systems Corp.(a)                      46,000      1,273,280
-------------------------------------------------------------------------
Certegy Inc.                                        23,750        779,000
-------------------------------------------------------------------------
DST Systems, Inc.(a)                                32,100      1,340,496
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                     18,200        719,082
-------------------------------------------------------------------------
Iron Mountain Inc.(a)                               14,225        562,456
=========================================================================
                                                                4,674,314
=========================================================================

DISTILLERS & VINTNERS-0.77%

Constellation Brands, Inc.-Class A(a)               29,600        974,728
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.56%

ARAMARK Corp.-Class B                               47,200      1,294,224
-------------------------------------------------------------------------
United Rentals, Inc.(a)                             35,900        691,434
=========================================================================
                                                                1,985,658
=========================================================================

DIVERSIFIED METALS & MINING-1.19%

CONSOL Energy Inc. (Acquired 09/17/03; Cost
  $1,069,200)(a)(b)(c)                              60,000      1,398,600
-------------------------------------------------------------------------
CONSOL Energy Inc.                                   4,700        121,730
=========================================================================
                                                                1,520,330
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.32%

Cooper Industries, Ltd.-Class A (Bermuda)           25,300      1,465,629
-------------------------------------------------------------------------
Rockwell Automation, Inc.                           41,900      1,491,640
=========================================================================
                                                                2,957,269
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.29%

Amphenol Corp.-Class A(a)                           20,900      1,336,137
-------------------------------------------------------------------------
Varian Inc.(a)                                      34,300      1,431,339
-------------------------------------------------------------------------
Waters Corp.(a)                                     42,800      1,419,248
=========================================================================
                                                                4,186,724
=========================================================================

ENVIRONMENTAL SERVICES-1.06%

Republic Services, Inc.                             52,700      1,350,701
=========================================================================

FOOTWEAR-1.06%

Reebok International Ltd.                           34,400      1,352,608
=========================================================================

GAS UTILITIES-0.57%

Kinder Morgan, Inc.                                 12,300        726,930
=========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-0.92%

Dollar General Corp.                                31,000   $    650,690
-------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                         17,400        523,044
=========================================================================
                                                                1,173,734
=========================================================================

HEALTH CARE DISTRIBUTORS-1.59%

Omnicare, Inc.                                      50,200      2,027,578
=========================================================================

HEALTH CARE EQUIPMENT-2.71%

Bard (C.R.), Inc.                                   18,600      1,511,250
-------------------------------------------------------------------------
Hillenbrand Industries, Inc.                        21,200      1,315,672
-------------------------------------------------------------------------
STERIS Corp.(a)                                     27,500        621,500
=========================================================================
                                                                3,448,422
=========================================================================

HEALTH CARE FACILITIES-0.76%

Universal Health Services, Inc.-Class B             17,900        961,588
=========================================================================

HEALTH CARE SERVICES-2.67%

AdvancePCS(a)                                        8,800        463,408
-------------------------------------------------------------------------
Caremark Rx, Inc.(a)                                58,100      1,471,673
-------------------------------------------------------------------------
DaVita, Inc.(a)                                     37,400      1,458,600
=========================================================================
                                                                3,393,681
=========================================================================

HEALTH CARE SUPPLIES-1.14%

Fisher Scientific International Inc.(a)             35,100      1,452,087
=========================================================================

HOME FURNISHINGS-0.93%

Tempur-Pedic International Inc.(a)                  76,000      1,178,000
=========================================================================

HOMEBUILDING-0.60%

Lennar Corp.-Class A                                 8,000        768,000
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.36%

Starwood Hotels & Resorts Worldwide, Inc.           12,900        464,013
=========================================================================

HOUSEWARES & SPECIALTIES-1.06%

Yankee Candle Co., Inc. (The)(a)                    49,500      1,352,835
=========================================================================

INDUSTRIAL GASES-0.90%

Airgas, Inc.                                        53,500      1,149,180
=========================================================================

INDUSTRIAL MACHINERY-2.31%

Parker Hannifin Corp.                               23,000      1,368,500
-------------------------------------------------------------------------
SPX Corp.(a)                                        26,700      1,570,227
=========================================================================
                                                                2,938,727
=========================================================================

INTEGRATED OIL & GAS-0.82%

Murphy Oil Corp.                                    16,000      1,044,960
=========================================================================

INTERNET SOFTWARE & SERVICES-0.94%

United Online, Inc.(a)                              71,550      1,201,324
=========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.23%

iShares Nasdaq Biotechnology Index Fund(a)           4,100        294,995
=========================================================================

LEISURE PRODUCTS-2.24%

Brunswick Corp.                                     46,800      1,489,644
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

LEISURE PRODUCTS-(CONTINUED)

Hasbro, Inc.                                        64,300   $  1,368,304
=========================================================================
                                                                2,857,948
=========================================================================

MANAGED HEALTH CARE-0.81%

Coventry Health Care, Inc.(a)                       16,000      1,031,840
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.02%

Williams Cos., Inc. (The)                          132,500      1,301,150
=========================================================================

OFFICE ELECTRONICS-0.99%

Zebra Technologies Corp.-Class A(a)                 19,050      1,264,349
=========================================================================

OFFICE SERVICES & SUPPLIES-1.39%

Moore Wallace Inc. (Canada)(a)                      56,300      1,054,499
-------------------------------------------------------------------------
IKON Office Solutions, Inc.                         60,000        711,600
=========================================================================
                                                                1,766,099
=========================================================================

OIL & GAS DRILLING-1.25%

Pride International, Inc.(a)                        56,800      1,058,752
-------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                 23,000        532,910
=========================================================================
                                                                1,591,662
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.23%

BJ Services Co.(a)                                  25,200        904,680
-------------------------------------------------------------------------
Key Energy Services, Inc.(a)                        64,700        667,057
=========================================================================
                                                                1,571,737
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.97%

XTO Energy, Inc.                                    43,700      1,236,710
=========================================================================

PACKAGED FOODS & MEATS-0.54%

Flowers Foods, Inc.                                 26,500        683,700
=========================================================================

PAPER PACKAGING-2.15%

Sealed Air Corp.(a)                                 23,900      1,293,946
-------------------------------------------------------------------------
Smurfit-Stone Container Corp.(a)                    78,000      1,448,460
=========================================================================
                                                                2,742,406
=========================================================================

PERSONAL PRODUCTS-1.01%

NBTY, Inc.(a)                                       47,700      1,281,222
=========================================================================

PHARMACEUTICALS-2.92%

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                       35,900      1,042,895
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A                11,300        805,690
-------------------------------------------------------------------------
Mylan Laboratories Inc.                             25,475        643,499
-------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                   18,900      1,231,335
=========================================================================
                                                                3,723,419
=========================================================================

PROPERTY & CASUALTY INSURANCE-2.10%

Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03-11/21/03; Cost
  $1,142,820)(a)(c)                                114,100      1,312,150
-------------------------------------------------------------------------
ACE Ltd. (Cayman Islands)                           32,807      1,358,866
=========================================================================
                                                                2,671,016
=========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

PUBLISHING-0.30%

Journal Communications, Inc.-Class A                20,900   $    387,277
=========================================================================

REAL ESTATE-3.84%

American Financial Realty Trust(b)                  88,300      1,505,515
-------------------------------------------------------------------------
American Financial Realty Trust                     11,000        187,550
-------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost $1,146,955)(a)(c)         76,000      1,273,000
-------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                                 83,525      1,927,757
=========================================================================
                                                                4,893,822
=========================================================================

REINSURANCE-2.41%

Everest Re Group, Ltd. (Bermuda)                    14,400      1,218,240
-------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                            11,300        655,965
-------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                         39,900      1,197,000
=========================================================================
                                                                3,071,205
=========================================================================

RESTAURANTS-1.65%

Brinker International, Inc.(a)                      18,400        610,144
-------------------------------------------------------------------------
Ruby Tuesday, Inc.                                  52,300      1,490,027
=========================================================================
                                                                2,100,171
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.52%

Novellus Systems, Inc.(a)                           15,800        664,390
=========================================================================

SEMICONDUCTORS-3.55%

Cypress Semiconductor Corp.(a)                      42,000        897,120
-------------------------------------------------------------------------
GlobespanVirata, Inc.(a)                            37,900        222,852
-------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                 23,100        658,119
-------------------------------------------------------------------------
Intersil Corp.-Class A                              33,100        822,535
-------------------------------------------------------------------------
Microchip Technology Inc.                           36,800      1,227,648
-------------------------------------------------------------------------
NVIDIA Corp.(a)                                     30,000        697,500
=========================================================================
                                                                4,525,774
=========================================================================

SPECIALTY CHEMICALS-1.00%

Great Lakes Chemical Corp.                          46,700      1,269,773
=========================================================================

SPECIALTY STORES-3.11%

Advance Auto Parts, Inc.(a)                         19,800      1,611,720
-------------------------------------------------------------------------
Michaels Stores, Inc.                               28,500      1,259,700
-------------------------------------------------------------------------

Rent-A-Center, Inc.(a)                              36,500   $  1,090,620
=========================================================================
                                                                3,962,040
=========================================================================







                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.98%

CDW Corp.                                           21,700      1,253,392
=========================================================================

THRIFTS & MORTGAGE FINANCE-5.59%

Doral Financial Corp. (Puerto Rico)                 39,450      1,273,446
-------------------------------------------------------------------------
New Century Financial Corp.                         18,200        721,994
-------------------------------------------------------------------------
New York Community Bancorp, Inc.                    39,866      1,516,901
-------------------------------------------------------------------------
PMI Group, Inc. (The)                               35,100      1,306,773
-------------------------------------------------------------------------
Radian Group Inc.                                   26,700      1,301,625
-------------------------------------------------------------------------
Saxon Capital, Inc.(a)(b)                           33,400        699,730
-------------------------------------------------------------------------
Saxon Capital, Inc.(a)                              14,100        295,395
=========================================================================
                                                                7,115,864
=========================================================================

TRUCKING-1.04%

Sirva Inc.(a)                                       67,900      1,326,766
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $95,512,878)                            122,593,142
=========================================================================

MONEY MARKET FUNDS-6.56%

Liquid Assets Portfolio(d)                       4,175,645      4,175,645
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                          4,175,645      4,175,645
=========================================================================
    Total Money Market Funds (Cost
      $8,351,290)                                               8,351,290
=========================================================================
TOTAL INVESTMENTS-102.81% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $103,864,168)                 130,944,432
=========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.59%

Liquid Assets Portfolio(d)(e)                    6,104,966      6,104,966
-------------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                       6,104,966      6,104,966
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $12,209,932)                                       12,209,932
=========================================================================
TOTAL INVESTMENTS-112.40% (Cost $116,074,100)                 143,154,364
=========================================================================
OTHER ASSETS LESS LIABILITIES-(12.40%)                        (15,791,535)
=========================================================================
NET ASSETS-100.00%                                           $127,362,829
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $3,983,750, which represented 3.13% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $95,512,878)*                                  $122,593,142
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $20,561,222)                               20,561,222
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                     39,702
-------------------------------------------------------------
  Dividends                                           111,030
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     29,315
=============================================================
    Total assets                                  143,334,411
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             3,542,841
-------------------------------------------------------------
  Fund shares reacquired                               69,212
-------------------------------------------------------------
  Deferred compensation and retirement plans           30,647
-------------------------------------------------------------
  Collateral upon return of securities loaned      12,209,932
-------------------------------------------------------------
Accrued administrative services fees                   71,063
-------------------------------------------------------------
Accrued distribution fees -- Series II                 18,129
-------------------------------------------------------------
Accrued transfer agent fees                             2,550
-------------------------------------------------------------
Accrued operating expenses                             27,208
=============================================================
    Total liabilities                              15,971,582
=============================================================
Net assets applicable to shares outstanding      $127,362,829
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $124,527,972
-------------------------------------------------------------
  Undistributed net investment income (loss)          (30,180)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                          (24,215,227)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and foreign currencies              27,080,264
=============================================================
                                                 $127,362,829
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 93,813,037
_____________________________________________________________
=============================================================
Series II                                        $ 33,549,792
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,380,848
_____________________________________________________________
=============================================================
Series II                                           2,653,779
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.71
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.64
_____________________________________________________________
=============================================================

* At December 31, 2003, securities with an aggregate market value of $11,953,302 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,264)                                        $   864,075
------------------------------------------------------------
Dividends from affiliated money market funds**       113,863
============================================================
    Total investment income                          977,938
============================================================

EXPENSES:

Advisory fees                                        735,867
------------------------------------------------------------
Administrative services fees                         277,771
------------------------------------------------------------
Custodian fees                                        36,467
------------------------------------------------------------
Distribution fees -- Series II                        53,071
------------------------------------------------------------
Transfer agent fees                                   12,953
------------------------------------------------------------
Trustees' fees                                         9,868
------------------------------------------------------------
Other                                                 37,940
============================================================
    Total expenses                                 1,163,937
============================================================
Less: Fees waived and expense offset
  arrangements                                        (1,435)
============================================================
    Net expenses                                   1,162,502
============================================================
Net investment income (loss)                        (184,564)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            5,537,592
------------------------------------------------------------
  Foreign currencies                                     187
------------------------------------------------------------
  Option contracts written                            12,513
============================================================
                                                   5,550,292
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           24,988,516
------------------------------------------------------------
  Foreign currencies                                    (126)
============================================================
                                                  24,988,390
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 30,538,682
============================================================
Net increase in net assets resulting from
  operations                                     $30,354,118
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (184,564)   $    (94,659)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      5,550,292     (12,264,065)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                24,988,390     (10,808,390)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 30,354,118     (23,167,114)
==========================================================================================
Share transactions-net:
  Series I                                                         144,211      (1,892,798)
------------------------------------------------------------------------------------------
  Series II                                                     11,878,034      14,547,621
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               12,022,245      12,654,823
==========================================================================================
    Net increase (decrease) in net assets                       42,376,363     (10,512,291)
==========================================================================================

NET ASSETS:

  Beginning of year                                             84,986,466      95,498,757
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(30,180) and $(26,541) for 2003 and 2002,
    respectively)                                             $127,362,829    $ 84,986,466
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                       AIM V.I. CAPITAL DEVELOPMENT FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $1,296.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $277,771 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and

                       AIM V.I. CAPITAL DEVELOPMENT FUND
shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $14,808 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $53,071.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                       UNREALIZED
                        MARKET VALUE    PURCHASES       PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                         12/31/2002      AT COST       FROM SALES    (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio              $4,042,207    $ 24,746,929   $24,613,491         $--         $ 4,175,645    $31,790        $--
---------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio      4,042,207      24,746,929    24,613,491          --           4,175,645     30,850         --
===========================================================================================================================
    Subtotal             $8,084,414    $ 49,493,858   $49,226,982         $--         $ 8,351,290    $62,640        $--
===========================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                       UNREALIZED
                        MARKET VALUE    PURCHASES       PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND     REALIZED
                         12/31/2002      AT COST       FROM SALES    (DEPRECIATION)    12/31/2003     INCOME*    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio              $       --    $ 30,579,666   $24,474,700         $--         $ 6,104,966    $ 25,967        $--
----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio             --      30,579,666    24,474,700          --           6,104,966      25,256         --
============================================================================================================================
    Subtotal             $       --    $ 61,159,332   $48,949,400         $--         $12,209,932    $ 51,223        $--
============================================================================================================================

    Total                $8,084,414    $110,653,190   $98,176,382         $--         $20,561,222    $113,863        $--
____________________________________________________________________________________________________________________________
============================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $82,976.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $5 and reductions in custodian fees of $134 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $139.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,751 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $11,953,302 were on loan to brokers. The loans were secured by cash collateral of $12,209,932 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $51,223 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 129         12,513
----------------------------------------------------------
Expired                                (129)       (12,513)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments             26,944,668
-------------------------------------------------------------
Temporary book/tax differences                        (30,180)
-------------------------------------------------------------
Capital loss carryforward                         (24,079,631)
-------------------------------------------------------------
Shares of beneficial interest                     124,527,972
=============================================================
Total net assets                                 $127,362,829
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $4,983,066 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2009                              $11,926,712
-----------------------------------------------------------
December 31, 2010                              $12,152,919
===========================================================
Total capital loss carryforward                $24,079,631
___________________________________________________________
===========================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $103,173,977 and $88,377,248, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $27,482,726
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (538,058)
============================================================
Net unrealized appreciation of investment
  securities                                     $26,944,668
____________________________________________________________
============================================================
Cost of investments for tax purposes is
  $116,209,696.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income was increased by $180,925, undistributed net realized gains decreased by $187 and shares of beneficial interest decreased by $180,738. This reclassification had no effect on the net assets of the Fund.


NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       938,089    $ 10,475,808     1,632,368    $ 18,502,411
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    1,393,053      15,390,421     1,558,305      16,426,876
======================================================================================================================
Reacquired:
  Series I                                                    (1,012,963)    (10,331,597)   (1,941,781)    (20,395,209)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (337,849)     (3,512,387)     (191,525)     (1,879,255)
======================================================================================================================
                                                                 980,330    $ 12,022,245     1,057,367    $ 12,654,823
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                               2003            2002            2001         2000          1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.39         $ 11.94         $ 12.99      $ 11.89       $  9.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)          (0.01)(a)       (0.02)       (0.01)(a)     (0.03)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.33           (2.54)          (1.03)        1.11          2.71
================================================================================================================================
    Total from investment operations                             3.32           (2.55)          (1.05)        1.10          2.68
================================================================================================================================
Net asset value, end of period                                $ 12.71         $  9.39         $ 11.94      $ 12.99       $ 11.89
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 35.36%         (21.36)%         (8.08)%       9.25%        29.10%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $93,813         $70,018         $92,732      $74,874       $11,035
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                          1.13%(c)        1.14%           1.16%        1.19%(d)      1.23%(d)
================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.13)%(c)      (0.08)%         (0.16)%      (0.07)%       (0.32)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            95%            121%            125%         110%          132%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $76,887,300.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.38% and 3.42% for the years ended December 31, 2000 and December 31, 1999, respectively.

                       AIM V.I. CAPITAL DEVELOPMENT FUND


                                                                                  SERIES II
                                                              -------------------------------------------------
                                                               YEAR ENDED DECEMBER        AUGUST 21, 2001 (DATE
                                                                       31,                 SALES COMMENCED) TO
                                                              ---------------------           DECEMBER 31,
                                                               2003          2002                 2001
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.36       $ 11.94              $11.88
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)        (0.03)(a)           (0.01)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.31         (2.55)               0.07
===============================================================================================================
    Total from investment operations                             3.28         (2.58)               0.06
===============================================================================================================
Net asset value, end of period                                $ 12.64       $  9.36              $11.94
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                 35.04%       (21.61)%              0.50%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,550       $14,969              $2,767
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets                          1.38%(c)      1.39%               1.41%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.38)%(c)    (0.33)%             (0.41)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                         95%          121%                125%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $21,228,344.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Core Equity Fund, formerly AIM V.I. Growth and Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                           AIM V.I. CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-92.03%

ADVERTISING-1.17%

Omnicom Group Inc.                                208,400   $   18,199,572
==========================================================================

AEROSPACE & DEFENSE-2.29%

Lockheed Martin Corp.                             223,000       11,462,200
--------------------------------------------------------------------------
Northrop Grumman Corp.                            253,700       24,253,720
==========================================================================
                                                                35,715,920
==========================================================================

APPAREL RETAIL-1.76%

Limited Brands                                  1,520,000       27,405,600
==========================================================================

APPLICATION SOFTWARE-0.86%

SAP A.G.-ADR (Germany)                            322,600       13,407,256
==========================================================================

BUILDING PRODUCTS-2.25%

American Standard Cos. Inc.(a)                    203,400       20,482,380
--------------------------------------------------------------------------
Masco Corp.                                       532,100       14,584,861
==========================================================================
                                                                35,067,241
==========================================================================

COMPUTER HARDWARE-1.37%

International Business Machines Corp.             231,100       21,418,348
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.68%

Automatic Data Processing, Inc.                   613,900       24,316,579
--------------------------------------------------------------------------
First Data Corp.                                  425,000       17,463,250
==========================================================================
                                                                41,779,829
==========================================================================

DIVERSIFIED BANKS-1.24%

Bank of America Corp.                             240,100       19,311,243
==========================================================================

DIVERSIFIED CHEMICALS-1.03%

Dow Chemical Co. (The)                            385,100       16,008,607
==========================================================================

ELECTRIC UTILITIES-1.40%

FPL Group, Inc.                                   194,800       12,743,816
--------------------------------------------------------------------------
TXU Corp.                                         385,100        9,134,572
==========================================================================
                                                                21,878,388
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.65%

Emerson Electric Co.                              396,400       25,666,900
==========================================================================

ENVIRONMENTAL SERVICES-1.24%

Waste Management, Inc.                            652,400       19,311,040
==========================================================================

FOOD RETAIL-2.92%

Kroger Co. (The)(a)                             1,500,000       27,765,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

FOOD RETAIL-(CONTINUED)

Safeway Inc.(a)                                   810,000   $   17,747,100
==========================================================================
                                                                45,512,100
==========================================================================

FOOTWEAR-1.06%

NIKE, Inc.-Class B                                242,100       16,574,166
==========================================================================

HEALTH CARE FACILITIES-1.13%

HCA Inc.                                          410,000       17,613,600
==========================================================================

HEALTH CARE SUPPLIES-1.52%

Alcon, Inc. (Switzerland)                         391,900       23,725,626
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.41%

Carnival Corp. (Panama)                           555,000       22,050,150
==========================================================================

HOUSEHOLD PRODUCTS-1.17%

Kimberly-Clark Corp.                              308,100       18,205,629
==========================================================================

HOUSEWARES & SPECIALTIES-1.32%

Newell Rubbermaid Inc.                            906,100       20,631,897
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.77%

Wal-Mart Stores, Inc.                             226,500       12,015,825
==========================================================================

INDUSTRIAL CONGLOMERATES-1.60%

Tyco International Ltd. (Bermuda)                 942,000       24,963,000
==========================================================================

INDUSTRIAL MACHINERY-3.47%

Dover Corp.                                       704,900       28,019,775
--------------------------------------------------------------------------
Illinois Tool Works Inc.                          310,300       26,037,273
==========================================================================
                                                                54,057,048
==========================================================================

INTEGRATED OIL & GAS-6.36%

BP PLC-ADR (United Kingdom)                       362,400       17,884,440
--------------------------------------------------------------------------
ChevronTexaco Corp.                               235,600       20,353,484
--------------------------------------------------------------------------
ConocoPhillips                                    276,400       18,123,548
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 555,000       22,755,000
--------------------------------------------------------------------------
Occidental Petroleum Corp.                        475,700       20,093,568
==========================================================================
                                                                99,210,040
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.40%

Morgan Stanley                                    376,000       21,759,120
==========================================================================

LIFE & HEALTH INSURANCE-1.44%

Prudential Financial, Inc.                        539,100       22,518,207
==========================================================================

OIL & GAS DRILLING-1.08%

GlobalSantaFe Corp. (Cayman Islands)              679,600       16,874,468
==========================================================================

                           AIM V.I. CORE EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.12%

Baker Hughes Inc.                                 543,700   $   17,485,392
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.07%

Citigroup Inc.                                    611,600       29,687,064
--------------------------------------------------------------------------
Principal Financial Group, Inc.                   550,500       18,205,035
==========================================================================
                                                                47,892,099
==========================================================================

PACKAGED FOODS & MEATS-10.42%

Campbell Soup Co.                                 915,200       24,527,360
--------------------------------------------------------------------------
ConAgra Foods, Inc.                               602,700       15,905,253
--------------------------------------------------------------------------
General Mills, Inc.                               850,000       38,505,000
--------------------------------------------------------------------------
Kellogg Co.                                       795,100       30,277,408
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          724,900       23,356,278
--------------------------------------------------------------------------
Sara Lee Corp.                                  1,379,600       29,951,116
==========================================================================
                                                               162,522,415
==========================================================================

PERSONAL PRODUCTS-1.20%

Gillette Co. (The)                                507,400       18,636,802
==========================================================================

PHARMACEUTICALS-10.44%

Abbott Laboratories                               357,900       16,678,140
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          656,900       18,787,340
--------------------------------------------------------------------------
Johnson & Johnson                                 456,000       23,556,960
--------------------------------------------------------------------------
Merck & Co. Inc.                                  505,000       23,331,000
--------------------------------------------------------------------------
Pfizer Inc.                                     1,165,000       41,159,450
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        262,800       14,903,388
--------------------------------------------------------------------------
Wyeth                                             575,400       24,425,730
==========================================================================
                                                               162,842,008
==========================================================================

PROPERTY & CASUALTY INSURANCE-3.02%

ACE Ltd. (Cayman Islands)                         464,400       19,235,448
--------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A         388,082        6,512,016
--------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B         477,601        8,104,889
--------------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)          170,000       13,183,500
==========================================================================
                                                                47,035,853
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

PUBLISHING-2.32%

Gannett Co., Inc.                                 203,900   $   18,179,724
--------------------------------------------------------------------------
New York Times Co. (The)-Class A                  375,000       17,921,250
==========================================================================
                                                                36,100,974
==========================================================================

RAILROADS-1.91%

Norfolk Southern Corp.                            604,400       14,294,060
--------------------------------------------------------------------------
Union Pacific Corp.                               222,000       15,424,560
==========================================================================
                                                                29,718,620
==========================================================================

SEMICONDUCTORS-4.46%

Intel Corp.                                       887,800       28,587,160
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                          1,143,752       11,712,020
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   754,300       29,221,582
==========================================================================
                                                                69,520,762
==========================================================================

SOFT DRINKS-1.15%

Coca-Cola Co. (The)                               353,400       17,935,050
==========================================================================

SYSTEMS SOFTWARE-5.58%

Computer Associates International, Inc.         1,575,000       43,060,500
--------------------------------------------------------------------------
Microsoft Corp.                                 1,172,100       32,279,634
--------------------------------------------------------------------------
Oracle Corp.(a)                                   888,000       11,721,600
==========================================================================
                                                                87,061,734
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.75%

Washington Mutual, Inc.                           680,000       27,281,600
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,251,272,390)                        1,434,914,129
==========================================================================

MONEY MARKET FUNDS-8.86%

Liquid Assets Portfolio(b)                     69,099,940       69,099,940
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        69,099,940       69,099,940
==========================================================================
    Total Money Market Funds (Cost
      $138,199,880)                                            138,199,880
==========================================================================
TOTAL INVESTMENTS-100.89% (Cost
  $1,389,472,270)                                            1,573,114,009
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.89%)                          (13,830,872)
==========================================================================
NET ASSETS-100.00%                                          $1,559,283,137
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $1,251,272,390)                              $1,434,914,129
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $138,199,880)                             138,199,880
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                     18,029
-------------------------------------------------------------
  Dividends                                         1,995,155
-------------------------------------------------------------
  Investment matured (Note 9)                         185,000
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     96,735
=============================================================
    Total assets                                1,575,408,928
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            13,363,527
-------------------------------------------------------------
  Fund shares reacquired                            1,663,427
-------------------------------------------------------------
  Deferred compensation and retirement plans          144,552
-------------------------------------------------------------
Accrued administrative services fees                  885,812
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,246
-------------------------------------------------------------
Accrued transfer agent fees                             1,692
-------------------------------------------------------------
Accrued operating expenses                             64,535
=============================================================
    Total liabilities                              16,125,791
=============================================================
Net assets applicable to shares outstanding    $1,559,283,137
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $1,778,653,359
-------------------------------------------------------------
  Undistributed net investment income               7,031,694
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign
    currencies                                   (410,043,655)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                    183,641,739
=============================================================
                                               $1,559,283,137
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,555,474,651
_____________________________________________________________
=============================================================
Series II                                      $    3,808,486
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           74,288,240
_____________________________________________________________
=============================================================
Series II                                             182,681
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        20.94
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        20.85
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $110,048)                                      $ 22,794,733
-------------------------------------------------------------
Dividends from affiliated money market funds*       1,579,460
-------------------------------------------------------------
Interest                                                  295
=============================================================
    Total investment income                        24,374,488
=============================================================

EXPENSES:

Advisory fees                                       8,597,730
-------------------------------------------------------------
Administrative services fees                        2,696,121
-------------------------------------------------------------
Custodian fees                                         99,351
-------------------------------------------------------------
Distribution fees -- Series II                          7,206
-------------------------------------------------------------
Transfer agent fees                                    20,908
-------------------------------------------------------------
Trustees' fees                                         25,528
-------------------------------------------------------------
Other                                                 109,212
=============================================================
    Total expenses                                 11,556,056
=============================================================
Less: Fees waived and expense offset
  arrangements                                        (72,099)
=============================================================
    Net expenses                                   11,483,957
=============================================================
Net investment income                              12,890,531
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (24,973,066)
-------------------------------------------------------------
  Foreign currencies                                      318
=============================================================
                                                  (24,972,748)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           324,404,877
-------------------------------------------------------------
  Foreign currencies                                     (226)
=============================================================
                                                  324,404,651
=============================================================
Net gain from investment securities and foreign
  currencies                                      299,431,903
=============================================================
Net increase in net assets resulting from
  operations                                     $312,322,434
_____________________________________________________________
=============================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   12,890,531    $   10,974,436
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (24,972,748)       69,758,275
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 324,404,651      (368,823,794)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  312,322,434      (288,091,083)
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (14,186,491)       (5,105,648)
----------------------------------------------------------------------------------------------
  Series II                                                          (31,366)           (7,025)
==============================================================================================
    Decrease in net assets resulting from distributions          (14,217,857)       (5,112,673)
==============================================================================================
Share transactions-net:
  Series I                                                      (127,008,381)     (238,832,022)
----------------------------------------------------------------------------------------------
  Series II                                                        1,187,509         1,760,027
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (125,820,872)     (237,071,995)
==============================================================================================
    Net increase (decrease) in net assets                        172,283,705      (530,275,751)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,386,999,432     1,917,275,183
==============================================================================================
  End of year (including undistributed net investment income of $7,031,694 and $8,358,703 for 2003 and 2002,
    respectively)                                             $1,559,283,137    $1,386,999,432
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code

                           AIM V.I. CORE EQUITY FUND
     necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and /or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, AIM waived fees of $71,875.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $2,696,121 for such services, of which AIM retained $334,788 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $22,142 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $7,206.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                           AIM V.I. CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                          UNREALIZED
                         MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE      DIVIDEND      REALIZED
                          12/31/2002       AT COST       FROM SALES     (DEPRECIATION)    12/31/2003        INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $ 96,918,925    $136,007,630   $(163,826,615)     $    --       $ 69,099,940    $    757,478     $    --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio       96,918,925     136,007,630    (163,826,615)          --         69,099,940         734,757          --
===================================================================================================================================
    Subtotal             $193,837,850    $272,015,260   $(327,653,230)     $    --       $138,199,880    $  1,492,235     $    --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                         UNREALIZED
                         MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE     DIVIDEND      REALIZED
                          12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME*      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $        --    $106,778,000   $(106,778,000)     $    --       $        --    $    87,225      $    --
=================================================================================================================================
    Total                $193,837,850   $378,793,260   $(434,431,230)     $    --       $138,199,880   $ 1,579,460      $    --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $36,551.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $2 and reductions in custodian fees of $222 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $224.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $7,420 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by

                           AIM V.I. CORE EQUITY FUND
earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, there were no securities on loan to brokers. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $87,225 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                         2003           2002
---------------------------------------------------------------
Distributions paid from ordinary
  income                              $14,217,857    $5,112,673
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                  $   14,209,716
-------------------------------------------------------------
Unrealized appreciation -- investments            159,268,281
-------------------------------------------------------------
Temporary book/tax differences                       (124,411)
-------------------------------------------------------------
Capital loss carryforward                        (392,723,808)
-------------------------------------------------------------
Shares of beneficial interest                   1,778,653,359
=============================================================
Total net assets                               $1,559,283,137
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation)is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $    852,667
-----------------------------------------------------------
December 31, 2009                               370,653,287
-----------------------------------------------------------
December 31, 2011                                21,217,854
===========================================================
Total capital loss carryforward                $392,723,808
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $391,409,028 and $473,053,351, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $18,500,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $200,024,743
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (40,756,462)
=============================================================
Net unrealized appreciation of investment
  securities                                     $159,268,281
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,413,845,728.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $317 and undistributed net realized gains decreased by $317. This reclassification had no effect on the net assets of the Fund.

                           AIM V.I. CORE EQUITY FUND

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                         2002
                                                              --------------------------   ---------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,752,378   $  32,165,026     2,711,007   $  51,401,798
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      155,224       2,728,158       131,069       2,388,530
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       702,995      14,186,491       299,627       5,105,648
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        1,561          31,366           413           7,025
======================================================================================================================
Reacquired:
  Series I                                                    (9,709,887)   (173,359,898)  (16,363,086)   (295,339,468)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (89,175)     (1,572,015)      (36,224)       (635,528)
======================================================================================================================
                                                              (7,186,904)  $(125,820,872)  (13,257,194)  $(237,071,995)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         SERIES I
                                                          -----------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
                                                             2003               2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    16.99         $    20.20    $    26.19    $    31.59    $    23.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.17(a)            0.12(a)       0.03(b)       0.01(a)       0.06(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.97              (3.27)        (6.01)        (4.56)         8.05
=================================================================================================================================
    Total from investment operations                            4.14              (3.15)        (5.98)        (4.55)         8.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.19)             (0.06)        (0.01)        (0.04)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --                 --            --         (0.81)        (0.11)
=================================================================================================================================
    Total distributions                                        (0.19)             (0.06)        (0.01)        (0.85)        (0.27)
=================================================================================================================================
Net asset value, end of period                            $    20.94         $    16.99    $    20.20    $    26.19    $    31.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                24.42%            (15.58)%      (22.83)%      (14.56)%       34.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $1,555,475         $1,385,050    $1,916,875    $2,514,262    $2,443,264
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                         0.81%(d)(e)        0.78%         0.82%         0.84%         0.77%
=================================================================================================================================
Ratio of net investment income to average net assets            0.91%(d)           0.67%         0.12%(b)       0.04%        0.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           31%               113%           73%           75%           93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $1,409,239,314.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 0.82%.

                           AIM V.I. CORE EQUITY FUND


                                                                               SERIES II
                                                              --------------------------------------------
                                                                                        OCTOBER 24, 2001
                                                                    YEAR ENDED            (DATE SALES
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              ----------------------      DECEMBER 31,
                                                               2003           2002            2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.94         $ 20.19          $18.97
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.12(a)         0.07(a)        (0.00)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 3.96           (3.26)           1.23
==========================================================================================================
    Total from investment operations                            4.08           (3.19)           1.23
==========================================================================================================
Less dividends from net investment income                      (0.17)          (0.06)          (0.01)
==========================================================================================================
Net asset value, end of period                                $20.85         $ 16.94          $20.19
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                24.15%         (15.79)%          6.49%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,808         $ 1,949          $  400
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                         1.06%(c)(d)     1.03%           1.03%(e)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     0.66%(c)        0.42%          (0.10)%(e)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                        31%            113%             73%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $2,882,370.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 1.07%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                           AIM V.I. CORE EQUITY FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                           AIM V.I. CORE EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the four year period then ended and for the period December 29, 1999 (commencement of operations) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.41%

APPAREL RETAIL-2.08%

AnnTaylor Stores Corp.(a)                         26,400   $  1,029,600
-----------------------------------------------------------------------
Gap, Inc. (The)                                   67,200      1,559,712
=======================================================================
                                                              2,589,312
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.75%

Coach, Inc.(a)                                    24,800        936,200
=======================================================================

APPLICATION SOFTWARE-1.41%

Mercury Interactive Corp.(a)                      15,900        773,376
-----------------------------------------------------------------------
PeopleSoft, Inc.(a)                               43,100        982,680
=======================================================================
                                                              1,756,056
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.32%

Franklin Resources, Inc.                          20,200      1,051,612
-----------------------------------------------------------------------
Investors Financial Services Corp.                21,600        829,656
-----------------------------------------------------------------------
T. Rowe Price Group Inc.                          21,200      1,005,092
=======================================================================
                                                              2,886,360
=======================================================================

BIOTECHNOLOGY-3.89%

Amgen Inc.(a)                                     21,600      1,334,880
-----------------------------------------------------------------------
Genentech, Inc.(a)                                17,100      1,600,047
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               18,300      1,281,000
-----------------------------------------------------------------------
QLT Inc. (Canada)(a)                              33,400        629,590
=======================================================================
                                                              4,845,517
=======================================================================

CASINOS & GAMING-0.87%

International Game Technology                     30,200      1,078,140
=======================================================================

COMMUNICATIONS EQUIPMENT-8.45%

Cisco Systems, Inc.(a)                           154,400      3,750,376
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      47,400        833,766
-----------------------------------------------------------------------
Corning Inc.(a)                                   82,800        863,604
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         66,200      1,236,616
-----------------------------------------------------------------------
Motorola, Inc.                                    74,400      1,046,808
-----------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                219,900        930,177
-----------------------------------------------------------------------
QLogic Corp.(a)                                   18,700        964,920
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               13,400        895,522
=======================================================================
                                                             10,521,789
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.66%

Best Buy Co., Inc.                                15,700        820,168
=======================================================================

COMPUTER HARDWARE-1.69%

Dell Inc.(a)                                      61,900      2,102,124
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


COMPUTER STORAGE & PERIPHERALS-1.98%

Electronics for Imaging, Inc.(a)                  29,100   $    757,182
-----------------------------------------------------------------------
EMC Corp.(a)                                     132,300      1,709,316
=======================================================================
                                                              2,466,498
=======================================================================

CONSUMER FINANCE-1.95%

American Express Co.                              25,300      1,220,219
-----------------------------------------------------------------------
MBNA Corp.                                        48,500      1,205,225
=======================================================================
                                                              2,425,444
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.39%

Affiliated Computer Services, Inc.-Class A(a)     17,100        931,266
-----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    26,900        744,592
-----------------------------------------------------------------------
Paychex, Inc.                                     35,000      1,302,000
=======================================================================
                                                              2,977,858
=======================================================================

DEPARTMENT STORES-1.24%

Nordstrom, Inc.                                   27,500        943,250
-----------------------------------------------------------------------
Saks Inc.(a)                                      39,800        598,592
=======================================================================
                                                              1,541,842
=======================================================================

DIVERSIFIED BANKS-1.15%

Wachovia Corp.                                    30,700      1,430,313
=======================================================================

DIVERSIFIED CAPITAL MARKETS-1.21%

J.P. Morgan Chase & Co.                           41,000      1,505,930
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.52%

H&R Block, Inc.                                   11,600        642,292
=======================================================================

DRUG RETAIL-0.89%

CVS Corp.                                         30,800      1,112,496
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.30%

Agilent Technologies, Inc.(a)                     55,500      1,622,820
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.78%

Molex Inc.-Class A                                33,300        977,688
=======================================================================

HEALTH CARE DISTRIBUTORS-0.66%

Omnicare, Inc.                                    20,500        827,995
=======================================================================

HEALTH CARE EQUIPMENT-4.69%

Boston Scientific Corp.(a)                        61,500      2,260,740
-----------------------------------------------------------------------
Guidant Corp.                                     27,000      1,625,400
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   12,100        836,110
-----------------------------------------------------------------------

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                          15,800   $  1,112,320
=======================================================================
                                                              5,834,570
=======================================================================

HEALTH CARE SERVICES-1.65%

Caremark Rx, Inc.(a)                              44,100      1,117,053
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   24,100        939,900
=======================================================================
                                                              2,056,953
=======================================================================

HEALTH CARE SUPPLIES-1.03%

Alcon, Inc. (Switzerland)                         11,100        671,994
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           14,800        612,276
=======================================================================
                                                              1,284,270
=======================================================================

HOME ENTERTAINMENT SOFTWARE-1.06%

Electronic Arts Inc.(a)                           27,600      1,318,728
=======================================================================

HOME IMPROVEMENT RETAIL-0.87%

Home Depot, Inc. (The)                            30,400      1,078,896
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.85%

Royal Caribbean Cruises Ltd. (Liberia)            26,100        908,019
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         38,800      1,395,636
=======================================================================
                                                              2,303,655
=======================================================================

HOUSEHOLD PRODUCTS-1.26%

Procter & Gamble Co. (The)                        15,700      1,568,116
=======================================================================

INTERNET RETAIL-2.63%

Amazon.com, Inc.(a)                               40,900      2,152,976
-----------------------------------------------------------------------
eBay Inc.(a)                                      17,400      1,123,866
=======================================================================
                                                              3,276,842
=======================================================================

INTERNET SOFTWARE & SERVICES-1.76%

Yahoo! Inc.(a)                                    48,400      2,186,228
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.81%

Ameritrade Holding Corp.(a)                       47,400        666,918
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   25,000      2,468,250
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         27,500      1,612,875
=======================================================================
                                                              4,748,043
=======================================================================

IT CONSULTING & OTHER SERVICES-0.94%

Accenture Ltd.-Class A (Bermuda)(a)               44,400      1,168,608
=======================================================================

MANAGED HEALTH CARE-1.52%

Coventry Health Care, Inc.(a)                     14,200        915,758
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           16,900        983,242
=======================================================================
                                                              1,899,000
=======================================================================

MOTORCYCLE MANUFACTURERS-0.44%

Harley-Davidson, Inc.                             11,600        551,348
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

-----------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.64%

Viacom Inc.-Class B                               22,900   $  1,016,302
-----------------------------------------------------------------------
Walt Disney Co. (The)                             44,000      1,026,520
=======================================================================
                                                              2,042,822
=======================================================================

MULTI-LINE INSURANCE-1.36%

American International Group, Inc.                15,000        994,200
-----------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      22,000        699,600
=======================================================================
                                                              1,693,800
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.80%

Citigroup Inc.                                    46,200      2,242,548
=======================================================================

PERSONAL PRODUCTS-1.01%

Gillette Co. (The)                                34,300      1,259,839
=======================================================================

PHARMACEUTICALS-4.85%

Lilly (Eli) & Co.                                 16,600      1,167,478
-----------------------------------------------------------------------
Pfizer Inc.                                       46,500      1,642,845
-----------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                 12,900        840,435
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     15,300        986,850
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        24,800      1,406,408
=======================================================================
                                                              6,044,016
=======================================================================

PUBLISHING-1.36%

Getty Images, Inc.(a)                             33,700      1,689,381
=======================================================================

RESTAURANTS-0.66%

Wendy's International, Inc.                       20,800        816,192
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.37%

Novellus Systems, Inc.(a)                         70,300      2,956,115
=======================================================================

SEMICONDUCTORS-7.28%

Analog Devices, Inc.                              68,400      3,122,460
-----------------------------------------------------------------------
Microchip Technology Inc.                         66,200      2,208,432
-----------------------------------------------------------------------
PMC-Sierra, Inc.(a)                               42,400        854,360
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                            91,600        937,984
-----------------------------------------------------------------------
Texas Instruments Inc.                            65,900      1,936,142
=======================================================================
                                                              9,059,378
=======================================================================

SOFT DRINKS-0.66%

Coca-Cola Enterprises Inc.                        37,400        817,938
=======================================================================

SPECIALTY STORES-3.04%

Advance Auto Parts, Inc.(a)                        8,900        724,460
-----------------------------------------------------------------------
Staples, Inc.(a)                                  35,500        969,150
-----------------------------------------------------------------------
Tiffany & Co.                                     26,900      1,215,880
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          25,200        876,204
=======================================================================
                                                              3,785,694
=======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SYSTEMS SOFTWARE-7.05%

Computer Associates International, Inc.           44,500   $  1,216,630
-----------------------------------------------------------------------
Microsoft Corp.                                   92,500      2,547,450
-----------------------------------------------------------------------
Oracle Corp.(a)                                   73,300        967,560
-----------------------------------------------------------------------
Symantec Corp.(a)                                 38,500      1,334,025
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         73,100      2,716,396
=======================================================================
                                                              8,782,061
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.71%

CDW Corp.                                         15,400        889,504
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.92%

Doral Financial Corp. (Puerto Rico)               34,550      1,115,274
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-(CONTINUED)

New York Community Bancorp, Inc.                  33,400   $  1,270,870
=======================================================================
                                                              2,386,144
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $98,365,467)                          118,807,531
=======================================================================

MONEY MARKET FUNDS-6.84%

Liquid Assets Portfolio(b)                     4,258,463      4,258,463
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,258,463      4,258,463
=======================================================================
    Total Money Market Funds (Cost
      $8,516,926)                                             8,516,926
=======================================================================
TOTAL INVESTMENTS-102.25% (Cost $106,882,393)               127,324,457
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.25%)                        (2,803,804)
=======================================================================
NET ASSETS-100.00%                                         $124,520,653
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.


See accompanying notes which are an integral part of the financial statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $98,365,467)  $118,807,531
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,516,926)                                 8,516,926
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,200,546
-------------------------------------------------------------
  Fund shares sold                                    302,196
-------------------------------------------------------------
  Dividends                                            76,033
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     19,983
=============================================================
    Total assets                                  128,923,215
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             4,275,112
-------------------------------------------------------------
  Fund shares reacquired                                2,999
-------------------------------------------------------------
  Deferred compensation and retirement plans           20,269
-------------------------------------------------------------
Accrued administrative services fees                   67,054
-------------------------------------------------------------
Accrued distribution fees -- Series II                 18,982
-------------------------------------------------------------
Accrued transfer agent fees                               292
-------------------------------------------------------------
Accrued operating expenses                             17,854
=============================================================
    Total liabilities                               4,402,562
=============================================================
Net assets applicable to shares outstanding      $124,520,653
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $142,628,183
-------------------------------------------------------------
  Undistributed net investment income (loss)          (19,450)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                          (38,530,144)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and option contracts                20,442,064
=============================================================
                                                 $124,520,653
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 65,162,313
_____________________________________________________________
=============================================================
Series II                                        $ 59,358,340
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           12,511,344
_____________________________________________________________
=============================================================
Series II                                          11,447,467
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.21
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.19
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,800)                                        $   461,138
------------------------------------------------------------
Dividends from affiliated money market funds          42,002
============================================================
    Total investment income                          503,140
============================================================

EXPENSES:

Advisory fees                                        616,306
------------------------------------------------------------
Administrative services fees                         219,678
------------------------------------------------------------
Custodian fees                                        56,754
------------------------------------------------------------
Distribution fees -- Series II                        76,139
------------------------------------------------------------
Transfer agent fees                                   10,934
------------------------------------------------------------
Trustees' fees                                         9,283
------------------------------------------------------------
Other                                                 28,298
============================================================
    Total expenses                                 1,017,392
============================================================
Less: Fees waived and expense offset
  arrangements                                       (31,038)
============================================================
    Net expenses                                     986,354
============================================================
Net investment income (loss)                        (483,214)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            1,833,467
------------------------------------------------------------
  Foreign currencies                                   1,068
------------------------------------------------------------
  Option contracts written                           (51,519)
============================================================
                                                   1,783,016
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           20,808,580
------------------------------------------------------------
  Option contracts written                            (3,561)
============================================================
                                                  20,805,019
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 22,588,035
============================================================
Net increase in net assets resulting from
  operations                                     $22,104,821
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (483,214)   $   (287,078)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    1,783,016     (14,395,560)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                  20,805,019      (1,671,862)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 22,104,821     (16,354,500)
==========================================================================================
Share transactions-net:
  Series I                                                      25,556,644         521,251
------------------------------------------------------------------------------------------
  Series II                                                     38,614,358      11,299,776
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               64,171,002      11,821,027
==========================================================================================
    Net increase (decrease) in net assets                       86,275,823      (4,533,473)
==========================================================================================

NET ASSETS:

  Beginning of year                                             38,244,830      42,778,303
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(19,450) and $(16,242) for 2003 and 2002,
    respectively)                                             $124,520,653    $ 38,244,830
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a sub-advisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $561.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $219,678 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $12,802 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $45,684 after AIM Distributors waived Plan fees of $30,455.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.


                                                                           UNREALIZED
                      MARKET VALUE        PURCHASES       PROCEEDS FROM    APPRECIATION      MARKET VALUE    DIVIDEND    REALIZED
FUND                  12/31/2002           AT COST           SALES         (DEPRECIATION)    12/31/2003      INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio            $1,086,161         $28,201,030     $(25,028,728)        $  --          $4,258,463     $21,095        $  --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio    1,086,161          28,201,030      (25,028,728)           --           4,258,463      20,907           --
====================================================================================================================================
                       $2,172,322         $56,402,060     $(50,057,456)        $  --          $8,516,926     $42,002        $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $21 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $22.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,704 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

              TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                     ----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
-----------------------------------------------------------
Beginning of year                         41      $   5,713
-----------------------------------------------------------
Written                                1,525        220,789
-----------------------------------------------------------
Closed                                (1,516)      (220,902)
-----------------------------------------------------------
Expired                                  (50)        (5,600)
===========================================================
End of year                               --      $      --
___________________________________________________________
===========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments           $ 19,120,661
-------------------------------------------------------------
Temporary book/tax differences                        (19,450)
-------------------------------------------------------------
Capital loss carryforward                         (37,208,741)
-------------------------------------------------------------
Shares of beneficial interest                     142,628,183
=============================================================
Total net assets                                 $124,520,653
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and trustee retirement plan expenses.

    The Fund utilized $520,518 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $ 2,600,365
-----------------------------------------------------------
December 31, 2009                               21,006,614
-----------------------------------------------------------
December 31, 2010                               13,601,762
===========================================================
Total capital loss carryforward                $37,208,741
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $156,261,267 and $96,951,416, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $19,332,050
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (211,389)
============================================================
Net unrealized appreciation of investment
  securities                                     $19,120,661
____________________________________________________________
============================================================
Cost of investments for tax purposes is $108,203,796.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2003, undistributed net investment income was increased by $480,006, undistributed net realized gain
(loss) decreased by $1,068 and shares of beneficial interest decreased by $478,938. This reclassification had no effect on the net assets of the Fund.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                        2003                          2002
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     7,197,545    $33,332,639     2,894,499    $ 13,398,396
---------------------------------------------------------------------------------------------------------------------
  Series II                                                    9,405,244     43,085,074     3,565,338      16,584,380
=====================================================================================================================
Reacquired:
  Series I                                                    (1,735,831)    (7,775,995)   (2,862,278)    (12,877,145)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                     (996,565)    (4,470,716)   (1,162,675)     (5,284,604)
=====================================================================================================================
                                                              13,870,393    $64,171,002     2,434,884    $ 11,821,027
_____________________________________________________________________________________________________________________
=====================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                        -------------------------------------------------------------------------
                                                                                                                DECEMBER 29, 1999
                                                                                                                (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                        -------------------------------------------------       DECEMBER 31,
                                                         2003          2002          2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  3.79       $  5.59       $  8.21       $ 10.00            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.03)(a)     (0.03)(a)     (0.05)(a)     (0.07)(a)          0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            1.45         (1.77)        (2.57)        (1.72)             0.00
=================================================================================================================================
    Total from investment operations                       1.42         (1.80)        (2.62)        (1.79)             0.00
=================================================================================================================================
Net asset value, end of period                          $  5.21       $  3.79       $  5.59       $  8.21            $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           37.47%       (32.20)%      (31.91)%      (17.90)%            0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $65,162       $26,747       $39,226       $41,300            $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.30%(c)      1.30%         1.38%         1.40%             1.40%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.30%(c)      1.43%         1.44%         1.63%            12.58%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.61)%(c)    (0.67)%       (0.79)%       (0.69)%            2.96%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  139%          208%          144%           92%               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $42,050,897.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                                               SERIES II
                                                              --------------------------------------------
                                                                                          NOVEMBER 7, 2001
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------         DECEMBER 31,
                                                               2003          2002               2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  3.78       $  5.58            $ 5.33
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)     (0.04)(a)         (0.01)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.44         (1.76)             0.26
==========================================================================================================
    Total from investment operations                             1.41         (1.80)             0.25
==========================================================================================================
Net asset value, end of period                                $  5.19       $  3.78            $ 5.58
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 37.30%       (32.26)%            4.69%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,358       $11,498            $3,552
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.45%(c)      1.45%             1.45%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.55%(c)      1.68%             1.61%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.76)%(c)    (0.82)%           (0.85)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                        139%          208%              144%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $30,455,674.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                        AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS
  & NOTES-74.49%

AEROSPACE & DEFENSE-0.74%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $  300,000   $   343,674
-----------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07              175,000       193,608
=======================================================================
                                                                537,282
=======================================================================



ALTERNATIVE CARRIERS-0.36%


INTELSAT, Ltd. (Bermuda), Notes, 6.50%,
  11/01/13 (Acquired 10/31/03; Cost
  $249,235)(a)(b)                                 250,000       261,525
=======================================================================



ASSET MANAGEMENT & CUSTODY BANKS-0.38%


Bank of New York Institutional Capital
  Trust-Series A, Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $298,178)(a)(b)        250,000       273,240
=======================================================================



AUTOMOBILE MANUFACTURERS-0.21%


DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04         150,000       152,158
=======================================================================



BROADCASTING & CABLE TV-9.27%


Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                      350,000       314,125
-----------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                        600,000       669,396
-----------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08              700,000       818,328
-----------------------------------------------------------------------
Comcast Corp.,
  Sr. Sub. Deb., 10.63%, 07/15/12                 150,000       194,625
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06         500,000       587,500
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           500,000       571,300
-----------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                 125,000       134,955
-----------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes,
  7.25%, 07/15/08                                 325,000       337,187
-----------------------------------------------------------------------
  7.88%, 12/15/07                                 300,000       317,250
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 01/06/98-11/14/03; Cost
  $142,815)(a)                                     88,075        87,855
-----------------------------------------------------------------------
Liberty Media Corp., Global Notes, 3.50%,
  09/25/06                                        400,000       402,220
-----------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                 440,000       542,454
-----------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                                 100,000       106,562
-----------------------------------------------------------------------
Time Warner Cos. Inc., Sr. Unsec. Gtd. Deb,
  6.88%, 06/15/18                                 325,000       354,490
-----------------------------------------------------------------------
  7.25%, 10/15/17                                 250,000       285,040
-----------------------------------------------------------------------
  7.57%, 02/01/24                                 225,000       253,642
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Cos. Inc., Unsec.
  Notes, 7.75%, 06/15/05                       $  225,000   $   243,583
-----------------------------------------------------------------------
Time Warner Inc.,
  Unsec. Deb., 9.15%, 02/01/23                    400,000       513,684
=======================================================================
                                                              6,734,196
=======================================================================


CASINOS & GAMING-0.42%


Caesars Entertainment, Inc., Sr. Unsec.
  Global Notes, 7.00%, 04/15/13                   160,000       171,600
-----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 04/01/12         125,000       135,625
=======================================================================
                                                                307,225
=======================================================================


COMMODITY CHEMICALS-0.15%


Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                                100,000       110,500
=======================================================================


CONSUMER FINANCE-5.67%


Associates Corp. of North America, Sub. Deb.,
  8.15%, 08/01/09                                 100,000       120,964
-----------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Global Notes, 8.25%, 06/15/05               200,000       216,298
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.25%, 05/01/06                             1,100,000     1,185,503
-----------------------------------------------------------------------
    8.75%, 02/01/07                               200,000       223,362
-----------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  6.70%, 07/16/04                                 150,000       153,856
-----------------------------------------------------------------------
  6.88%, 02/01/06                                 235,000       250,637
-----------------------------------------------------------------------
  7.50%, 03/15/05                                 125,000       132,054
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                   260,000       267,267
-----------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05              300,000       311,304
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06     800,000       857,024
-----------------------------------------------------------------------
Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04(d)                400,000       396,000
=======================================================================
                                                              4,114,269
=======================================================================


DISTILLERS & VINTNERS-0.14%


Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12          90,000       100,125
=======================================================================


DIVERSIFIED BANKS-7.80%


Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%,(e)                         250,000       277,275
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $155,267)(a)(b)        140,000       149,895
-----------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/24              200,000       260,996
-----------------------------------------------------------------------
Barclays Bank PLC (Diversified Banks), Bonds,
  8.55%, 09/19/49 (Acquired 11/05/03; Cost
  $676,852)(a)(b)                                 550,000       669,273
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                     $  400,000   $   459,724
-----------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                        470,000       522,461
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $632,715)(a)(b)                                 500,000       601,245
-----------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26,
  (Acquired 06/18/03; Cost $417,043)(a)(b)        350,000       398,762
-----------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                   250,000       247,402
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                 260,000       299,650
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06                                200,000       237,772
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (Diversified
  Banks), Gtd. Bonds, 4.61%, (Acquired
  11/05/03; Cost $186,504)(a)(b)(e)               200,000       188,230
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.25%,(e)(f)                                    180,000       152,621
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           325,000       413,124
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%,(e)             200,000       190,388
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 100,000       109,043
-----------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  7.50%, 04/15/35                                 400,000       486,384
=======================================================================
                                                              5,664,245
=======================================================================



DIVERSIFIED CAPITAL MARKETS-1.45%


Chase Manhattan Corp., Sub. Debs., 7.88%,
  07/15/06                                        125,000       140,595
-----------------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%,(e)                                740,000       911,192
=======================================================================
                                                              1,051,787
=======================================================================



DIVERSIFIED COMMERCIAL SERVICES-0.59%


International Lease Finance Corp., Global
  Notes, 2.95%, 05/23/06                          240,000       242,112
-----------------------------------------------------------------------
United Rentals (North America), Inc.-Series
  B, Sr. Unsec. Gtd. Notes, 10.75%, 04/15/08      165,000       186,450
=======================================================================
                                                                428,562
=======================================================================



ELECTRIC UTILITIES-4.66%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05            100,000       109,574
-----------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                   240,000       235,709
-----------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $151,278)(a)                                    150,000       155,289
-----------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04(g)                              175,000       179,816
-----------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                        300,000       330,249
-----------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $204,460)(a)(b)                                 200,000       209,152
-----------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $143,865)(a)                     145,000       167,837
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

Hydro-Quebec (Canada), Gtd. Floating Rate
  Euro Notes, 1.25%(e)(f)                      $  330,000   $   296,573
-----------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                 240,000       239,916
-----------------------------------------------------------------------
Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $274,280)(a)           275,000       262,460
-----------------------------------------------------------------------
United Energy Distribution Holdings Party
  Ltd. (Australia), Sr. Unsec. Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $259,737)(a)(b)                                 260,000       262,597
-----------------------------------------------------------------------
Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                        150,000       146,745
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                750,000       789,337
=======================================================================
                                                              3,385,254
=======================================================================


ENVIRONMENTAL SERVICES-0.76%


Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                          475,000       548,444
=======================================================================


FOOD RETAIL-0.32%


Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                         75,000        80,004
-----------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05              150,000       149,988
=======================================================================
                                                                229,992
=======================================================================


GAS UTILITIES-1.90%


CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                           400,000       430,032
-----------------------------------------------------------------------
Kinder Morgan, Inc., Sr. Unsec. Notes, 6.80%,
  03/01/08                                        375,000       414,446
-----------------------------------------------------------------------
Michigan Consolidated Gas Co., First Mortgage
  Bonds, 5.70%, 03/15/33                          300,000       291,117
-----------------------------------------------------------------------
Suburban Propane Partners L.P./Suburban
  Energy Finance Corp., Sr. Notes, 6.88%,
  12/15/13 (Acquired 12/18/03; Cost
  $240,000)(a)(b)                                 240,000       242,400
=======================================================================
                                                              1,377,995
=======================================================================


HEALTH CARE FACILITIES-0.65%


Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09             240,000       273,600
-----------------------------------------------------------------------
HCA Inc., Notes, 6.25%, 02/15/13                  190,000       195,670
=======================================================================
                                                                469,270
=======================================================================


HEALTH CARE SUPPLIES-0.12%


Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12        80,000        86,200
=======================================================================


HOMEBUILDING-1.47%


D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  8.00%, 02/01/09                                 175,000       198,625
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                          300,000       342,750
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

M.D.C. Holdings, Inc., Sr. Unsec. Gtd. Notes,
  5.50%, 05/15/13                              $  350,000   $   357,584
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12                   155,000       171,662
=======================================================================
                                                              1,070,621
=======================================================================


HOTELS, RESORTS & CRUISE LINES-0.35%


Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                         60,000        67,500
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Notes, 7.50%,
  10/15/13 (Acquired 12/17/03; Cost
  $186,750)(a)                                    180,000       187,200
=======================================================================
                                                                254,700
=======================================================================



HOUSEWARES & SPECIALTIES-0.78%


American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/28                          550,000       563,062
=======================================================================



HYPERMARKETS & SUPER CENTERS-0.21%


Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        140,000       151,773
=======================================================================



INDUSTRIAL CONGLOMERATES-0.12%


URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $84,920)(a)(b)                                   75,000        83,635
=======================================================================



INTEGRATED OIL & GAS-2.58%


Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                          300,000       326,172
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28                                        540,000       626,378
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                 100,000       105,543
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                 230,000       248,172
-----------------------------------------------------------------------
TGT Pipeline LLC, Global Bonds, 5.20%,
  06/01/18                                        600,000       564,198
=======================================================================
                                                              1,870,463
=======================================================================



INTEGRATED TELECOMMUNICATION SERVICES-8.17%


British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05         200,000       220,274
-----------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                          175,000       206,941
-----------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 7.75%, 06/15/05                          140,000       152,180
-----------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                   335,000       442,826
-----------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    100,000       109,077
-----------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                   250,000       280,897
-----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09                                 135,000       134,325
-----------------------------------------------------------------------
  7.25%, 02/15/11                                 200,000       197,000
-----------------------------------------------------------------------
Qwest Corp., Notes, 5.65%, 11/01/04               515,000       516,931
-----------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                               450,000       479,380
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

    7.13%, 01/30/06                            $  450,000   $   482,593
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                        350,000       371,955
-----------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                               150,000       159,939
-----------------------------------------------------------------------
    8.75%, 03/15/32                               200,000       237,028
-----------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               320,000       382,301
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                 650,000       722,312
-----------------------------------------------------------------------
  8.00%, 06/01/11                                 300,000       351,750
-----------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30            170,000       198,900
-----------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          275,000       289,426
=======================================================================
                                                              5,936,035
=======================================================================


INVESTMENT BANKING & BROKERAGE-0.71%


Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $195,228)(a)(b)                                 175,000       189,779
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                        100,000       111,601
-----------------------------------------------------------------------
Morgan Stanley, Unsec. Notes, 6.30%, 01/15/06     200,000       214,376
=======================================================================
                                                                515,756
=======================================================================


LIFE & HEALTH INSURANCE-1.43%


Americo Life Inc., Notes, 7.88%, 05/01/13(a)      325,000       322,341
-----------------------------------------------------------------------
John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $224,876)(a)(b)                                 225,000       239,074
-----------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         70,000        76,124
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                 150,000       168,245
-----------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           200,000       234,384
=======================================================================
                                                              1,040,168
=======================================================================


METAL & GLASS CONTAINERS-0.40%


Anchor Glass Container Corp., Sr. Sec. Notes,
  11.00%, 02/15/13 (Acquired 07/29/03; Cost
  $139,750)(a)                                    130,000       150,800
-----------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                        135,000       138,375
=======================================================================
                                                                289,175
=======================================================================


MOVIES & ENTERTAINMENT-0.22%


Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06                   150,000       161,505
=======================================================================


MULTI-LINE INSURANCE-0.27%


MassMutual Global Funding II, Notes, 3.80%,
  04/15/09 (Acquired 10/07/03; Cost
  $199,734)(a)                                    200,000       199,548
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


MULTI-UTILITIES & UNREGULATED POWER-1.19%


AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                              $  173,059   $   187,769
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08          230,000       183,425
-----------------------------------------------------------------------
Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                 150,000       150,644
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                   300,000       345,750
=======================================================================
                                                                867,588
=======================================================================



MUNICIPALITIES-0.13%


Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33                 100,000        91,947
=======================================================================


OIL & GAS DRILLING-1.28%


R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                                 200,000       211,238
-----------------------------------------------------------------------
Transocean Inc. (Cayman Islands),
  Sr. Unsec. Unsub. Global Deb., 8.00%,
  04/15/27                                        300,000       360,381
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.95%, 04/15/08            320,000       359,290
=======================================================================
                                                                930,909
=======================================================================



OIL & GAS EXPLORATION & PRODUCTION-1.63%


Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes,
  7.63%, 03/01/11                                 490,000       548,800
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14       600,000       633,126
=======================================================================
                                                              1,181,926
=======================================================================



OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.91%


Petroleos Mexicanos (Mexico),
  Gtd. Unsub. Global Notes, 6.50%, 02/01/05       150,000       157,125
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
  12/02/08                                        300,000       355,875
-----------------------------------------------------------------------
Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $149,601)(a)(b)                  150,000       151,134
=======================================================================
                                                                664,134
=======================================================================



OTHER DIVERSIFIED FINANCIAL SERVICES-4.25%


CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04                75,000        78,276
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                         75,000        81,432
-----------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Bonds,
  6.00%, 10/31/33                                 400,000       400,600
-----------------------------------------------------------------------
General Electric Capital Corp.,
  Series A, Medium Term Global Notes,
    5.88%, 02/15/12                               400,000       430,852
-----------------------------------------------------------------------
    6.00%, 06/15/12                               250,000       270,638
-----------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                        250,000       248,385
-----------------------------------------------------------------------
Household Finance Corp.,
  Global Notes, 6.38%, 11/27/12                   300,000       328,161
-----------------------------------------------------------------------
  Medium Term Notes, 3.38%, 02/21/06               35,000        35,695
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06        125,000       135,348
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                              $  250,000   $   302,273
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09                                 300,000       348,186
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07        180,000       199,037
-----------------------------------------------------------------------
Regional Diversified Funding, Sr. Notes,
  9.25%, 03/15/30 (Acquired 01/10/03; Cost
  $218,035)(a)(b)                                 194,320       225,485
=======================================================================
                                                              3,084,368
=======================================================================


PUBLISHING-0.96%


News America Holdings, Inc.,
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25           300,000       349,656
-----------------------------------------------------------------------
  Unsec. Gtd. Deb., 7.75%, 01/20/24               300,000       350,919
=======================================================================
                                                                700,575
=======================================================================


REAL ESTATE-0.89%


EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        150,000       168,414
-----------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07                   325,000       364,813
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 100,000       115,500
=======================================================================
                                                                648,727
=======================================================================


REAL ESTATE MANAGEMENT & DEVELOPMENT-0.28%


Dominion Resources, Inc. Sr. Unsec. Putable
  Notes, 5.25%, 08/01/15                          200,000       199,760
=======================================================================


REGIONAL BANKS-1.28%


Branch Banking & Trust Co., Unsec. Sub.
  Global Notes, 5.20%, 12/23/15                   175,000       174,552
-----------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                 350,000       353,217
-----------------------------------------------------------------------
GulfTerra Energy Partners, L.P.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 8.50%,
  06/01/10                                        136,000       155,720
-----------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10      250,000       248,618
=======================================================================
                                                                932,107
=======================================================================


REINSURANCE-0.58%


GE Global Insurance Holding Corp.,
  Unsec. Notes,
    7.00%, 02/15/26                               125,000       135,478
-----------------------------------------------------------------------
    7.50%, 06/15/10                               250,000       287,335
=======================================================================
                                                                422,813
=======================================================================


RESTAURANTS-0.33%


McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                        220,000       241,303
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


SOVEREIGN DEBT-1.93%


United Mexican States (Mexico),
  Global Notes,
    4.63%, 10/08/08                            $  150,000   $   152,438
-----------------------------------------------------------------------
    6.63%, 03/03/15                               350,000       363,563
-----------------------------------------------------------------------
    7.50%, 04/08/33                               850,000       887,188
=======================================================================
                                                              1,403,189
=======================================================================



THRIFTS & MORTGAGE FINANCE-1.21%


Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                 300,000       351,843
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.-
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                  50,000        53,481
-----------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                        125,000       128,131
-----------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          100,000       108,847
-----------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                          200,000       236,726
=======================================================================
                                                                879,028
=======================================================================



TOBACCO-0.88%


Altria Group, Inc.,
  Notes,
    7.00%, 11/04/13                               225,000       240,217
-----------------------------------------------------------------------
    7.13%, 10/01/04                               275,000       283,594
-----------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                   110,000       115,452
=======================================================================
                                                                639,263
=======================================================================


TRUCKING-1.32%


Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                 850,000       959,370
=======================================================================



WIRELESS TELECOMMUNICATION SERVICES-3.14%


Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                          180,000       194,400
-----------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  970,000     1,151,487
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         775,000       934,170
=======================================================================
                                                              2,280,057
=======================================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes (Cost
      $53,246,942)                                           54,095,774
=======================================================================


NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-7.57%(h)

CANADA-0.68%


Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14 CAD                             600,000       491,773
=======================================================================


GERMANY-5.37%


Bundesobligation (Sovereign Debt), Euro
  Bonds, 4.50%, 08/17/07                  EUR   1,000,000     1,311,558
-----------------------------------------------------------------------
Bundesrepublik Deutschland (Sovereign Debt)-
  Series 2002, Euro Bonds, 5.00%, 07/04/12EUR     900,000     1,198,280
-----------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Diversified
  Banks), Sr. Unsec. Gtd. Unsub. Global
  Notes, 3.50%, 11/15/05                  EUR     600,000       766,898
-----------------------------------------------------------------------
Landesbank Baden-Wuerttemberg (Diversified
  Banks), Sec. Euro Bonds, 3.25%, 05/08/08EUR     500,000       622,313
=======================================================================
                                                              3,899,049
=======================================================================



UNITED KINGDOM-1.52%


COLT Telecom Group PLC (Alternative
  Carriers), Euro Conv. Bonds, REGS 2.00%,
  12/16/06        EUR                             125,000       173,747
-----------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Euro Bonds, REGS 8.63%,
  06/30/22         GBP                            411,451       734,048
-----------------------------------------------------------------------
United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07           GBP     100,000       195,600
=======================================================================
                                                              1,103,395
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $4,773,200)                                 5,494,217
=======================================================================



                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.03%

BROADCASTING & CABLE TV-0.01%

Knology, Inc.-Series D, Conv. Pfd. (Acquired
  01/06/98; Cost $0)(a)(b)(j)                       8,626         7,789
-----------------------------------------------------------------------
Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(b)(i)(k)          1,000             0
=======================================================================
                                                                  7,789
=======================================================================
INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(b)(k)                         275             0
=======================================================================
RAILROADS-0.02%

RailAmerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(b)(k)               200        11,818
=======================================================================
    Total Warrants & Other Equity Interests
      (Cost $0)                                                  19,607
=======================================================================


                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-7.01%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.52%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $    4,836         5,210
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                     181,903       190,870
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 12/01/31                     224,788       234,132
-----------------------------------------------------------------------
  5.50%, 09/01/17                                 241,374       250,434
-----------------------------------------------------------------------
  7.50%, 09/01/29                                  95,888       103,037
-----------------------------------------------------------------------
Unsec. Global Notes,
  2.75%, 03/15/08                                 325,000       318,341
=======================================================================
                                                              1,102,024
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.80%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32                  $  224,332   $   238,033
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 11/01/31                     177,004       185,925
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 03/01/33                     637,380       660,692
-----------------------------------------------------------------------
  5.50%, 06/01/18 to 12/01/33                     834,533       849,878
-----------------------------------------------------------------------
  5.00%, 11/01/18                                 178,599       182,443
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 10/01/29                     186,472       199,487
-----------------------------------------------------------------------
  8.00%, 04/01/32                                  79,933        86,224
-----------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                 200,000       200,234
-----------------------------------------------------------------------
  4.38%, 09/15/12                                 375,000       370,612
-----------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                 500,000       513,190
=======================================================================
                                                              3,486,718
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.69%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32                      66,579        71,794
-----------------------------------------------------------------------
  8.50%, 11/15/24                                  34,370        37,886
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31                      30,541        32,569
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32                     183,536       193,649
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32                     161,512       168,075
=======================================================================
                                                                503,973
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $5,025,952)                                       5,092,715
=======================================================================

ASSET-BACKED SECURITIES-3.74%

ELECTRIC UTILITIES-0.24%

Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13               175,000       174,377
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.31%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 05/20/03; Cost
  $232,334)(a)(b)                                 224,381       223,910
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.19%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $658,547)(a)(b)         617,514       661,876
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $609,801)(a)(b)      $  600,000   $   705,396
-----------------------------------------------------------------------
First Industrial Realty Trust, Inc., PATS,
  7.38%, 05/15/04 (Acquired 02/06/03; Cost
  $157,275)(a)(b)                                 150,000       152,785
-----------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Global Collateral Trust,
  6.00%, 05/15/06                                 250,000       267,915
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series 2000-1, Pass Through Ctfs., 8.25%,
  02/15/05 (Acquired 06/19/03-09/22/03; Cost
  $540,888)(b)                                    500,000       530,165
=======================================================================
                                                              2,318,137
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,593,220)                                             2,716,424
=======================================================================

U.S. TREASURY SECURITIES-3.95%

U.S. TREASURY NOTES-1.89%

2.13%, 10/31/04                                   300,000       302,415
-----------------------------------------------------------------------
1.50%, 02/28/05                                   550,000       551,375
-----------------------------------------------------------------------
3.13%, 10/15/08                                   200,000       199,750
-----------------------------------------------------------------------
5.00%, 08/15/11                                   300,000       321,327
=======================================================================
                                                              1,374,867
=======================================================================

U.S. TREASURY BONDS-2.06%

7.25%, 05/15/16                                 1,200,000     1,497,936
=======================================================================
    Total U.S. Treasury Securities (Cost
      $2,848,177)                                             2,872,803
=======================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.18%

Liquid Assets Portfolio(l)                        791,463       791,463
-----------------------------------------------------------------------
STIC Prime Portfolio(I)                           791,463       791,463
=======================================================================
    Total Money Market Funds (Cost
      $1,582,926)                                             1,582,926
=======================================================================
TOTAL INVESTMENTS-98.97% (Cost $70,070,417)                  71,874,466
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.03%                             746,820
=======================================================================
NET ASSETS-100.00%                                          $72,621,286
_______________________________________________________________________
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

Investment Abbreviations:

CAD     - Canadian Dollars
Deb.    - Debentures
EUR     - Euro
GBP     - British Pound Sterling
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Pass through Asset Trust Securities
Pfd.    - Preferred
PIK     - Payment in Kind
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $8,231,667, which represented 11.34% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $6,442,165 which represented 8.87% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Interest rates are redetermined quarterly. Rates shown is rate in effect on 12/31/03.
(e)  Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 12/31/03.
(g) Principal and interest are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(h) Foreign denominated security. Par value is denominated in currency indicated.
(i) Security fair valued in accordance with the procedures established by the Board of Trustees.
(j)  Non-income producing security.
(k) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(l) The money market fund and the Fund are affiliated by having the same investment advisor See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $68,487,491)  $ 70,291,540
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,582,926)                                 1,582,926
-------------------------------------------------------------
Foreign currencies, at value (cost $13,340)            16,194
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                      4,576
-------------------------------------------------------------
  Dividends and interest                            1,026,531
-------------------------------------------------------------
Investment for deferred compensation &
  retirement plans                                     45,644
-------------------------------------------------------------
Other assets                                              926
=============================================================
     Total assets                                  72,968,337
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                               68,258
-------------------------------------------------------------
  Foreign currency contracts outstanding              168,041
-------------------------------------------------------------
  Deferred compensation & retirement plans             49,074
-------------------------------------------------------------
  Variation margin                                      1,906
-------------------------------------------------------------
Accrued administrative services fees                   29,437
-------------------------------------------------------------
Accrued distribution fees -- Series II                    426
-------------------------------------------------------------
Accrued transfer agent fees                               528
-------------------------------------------------------------
Accrued operating expenses                             29,381
=============================================================
     Total liabilities                                347,051
=============================================================
Net assets applicable to shares outstanding      $ 72,621,286
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $ 88,024,826
-------------------------------------------------------------
  Undistributed net investment income               3,690,139
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities, foreign currencies,
     foreign currency contracts and futures
     contracts                                    (20,717,889)
-------------------------------------------------------------
  Unrealized appreciation of investment
     securities, foreign currencies, foreign
     currency contracts and futures contracts       1,624,210
=============================================================
                                                 $ 72,621,286
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $ 71,859,514
_____________________________________________________________
=============================================================
Series II                                        $    761,772
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            8,145,958
_____________________________________________________________
=============================================================
Series II                                              86,803
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.82
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       8.78
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                          $4,032,376
------------------------------------------------------------
Dividends                                             33,698
------------------------------------------------------------
Dividends from affiliated money market funds          16,992
============================================================
    Total investment income                        4,083,066
============================================================

EXPENSES:

Advisory fees                                        433,226
------------------------------------------------------------
Administrative services fees                         158,727
------------------------------------------------------------
Custodian fees                                        28,598
------------------------------------------------------------
Distribution fees -- Series II                         1,182
------------------------------------------------------------
Transfer agent fees                                    6,184
------------------------------------------------------------
Trustees' fees                                         9,583
------------------------------------------------------------
Other                                                 48,274
============================================================
    Total expenses                                   685,774
============================================================
Less: Fees waived and expense offset
  arrangements                                          (648)
============================================================
    Net expenses                                     685,126
============================================================
Net investment income                              3,397,940
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            2,879,877
------------------------------------------------------------
  Foreign currencies                                  (4,414)
------------------------------------------------------------
  Foreign currency contracts                         117,293
------------------------------------------------------------
  Futures contracts                                   47,353
============================================================
                                                   3,040,109
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                               51,755
------------------------------------------------------------
  Foreign currencies                                  (1,243)
------------------------------------------------------------
  Foreign currency contracts                        (168,041)
------------------------------------------------------------
  Futures contracts                                  (22,508)
============================================================
                                                    (140,037)
============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts and
  futures contracts                                2,900,072
============================================================
Net increase in net assets resulting from
  operations                                      $6,298,012
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003             2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 3,397,940      $ 4,574,009
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
     foreign currencies, foreign currency contracts and
     futures contracts                                          3,040,109       (7,703,601)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
     investment securities, foreign currencies, foreign
     currency contracts and futures contracts                    (140,037)       4,663,791
==========================================================================================
     Net increase in net assets resulting from operations       6,298,012        1,534,199
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (4,397,603)      (5,535,504)
------------------------------------------------------------------------------------------
  Series II                                                       (44,727)          (9,184)
==========================================================================================
  Decrease in net assets resulting from distributions          (4,442,330)      (5,544,688)
==========================================================================================
Share transactions-net:
  Series I                                                       (644,786)      (5,226,934)
------------------------------------------------------------------------------------------
  Series II                                                       644,619          128,395
==========================================================================================
     Net increase (decrease) in net assets resulting from
      share transactions                                             (167)      (5,098,539)
==========================================================================================
     Net increase (decrease) in net assets                      1,855,515       (9,109,028)
==========================================================================================

NET ASSETS:

  Beginning of year                                            70,765,771       79,874,799
==========================================================================================
  End of year (including undistributed net investment income of $3,690,139 and $4,379,513 for 2003 and 2002,
     respectively)                                            $72,621,286      $70,765,771
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. The

                        AIM V.I. DIVERSIFIED INCOME FUND

     Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due

                        AIM V.I. DIVERSIFIED INCOME FUND
to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $351.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $158,727 of which AIM retained $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $8,434 such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $1,182.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for period ended December 31, 2003.

                                                                              UNREALIZED
                             MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
          FUND                12/31/2002       AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $  598,301     $24,027,315    $(23,834,153)      $    --        $  791,463    $ 8,586      $    --
STIC Prime Portfolio             598,301      24,027,315     (23,834,153)           --           791,463      8,406           --
==================================================================================================================================
                              $1,196,602     $48,054,630    $(47,668,306)      $    --        $1,582,926    $16,992      $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $297 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $297.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,705 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by

                        AIM V.I. DIVERSIFIED INCOME FUND
its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FOREIGN CURRENCY CONTRACTS

                OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------
                              CONTRACT TO                        UNREALIZED
SETTLEMENT               ----------------------                 APPRECIATION
DATE          CURRENCY    DELIVER     RECEIVE       VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------
01/20/04        CAD        625,000   $  477,829   $  481,803     $   (3,974)
-----------------------------------------------------------------------------
01/12/04        EUR      1,980,000    2,325,719    2,489,786       (164,067)
=============================================================================
                         2,605,000   $2,803,548   $2,971,589     $ (168,041)
_____________________________________________________________________________
=============================================================================

NOTE 8--FUTURE CONTRACTS

On December 31, 2003, $100,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                    OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------
                                                                 UNREALIZED
                        NO. OF        MONTH/        MARKET      APPRECIATION
CONTRACT               CONTRACTS    COMMITMENT      VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------
US Treasury 5 YR Note     14       Mar-04/Short   $1,562,750      $     (0)
-----------------------------------------------------------------------------
US Treasury 2 YR Note      5       Mar-04/Short    1,070,234       (22,508)
=============================================================================
                                                  $2,632,984      $(22,508)
_____________________________________________________________________________
=============================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003          2002
---------------------------------------------------------------
Distributions paid from ordinary
  income                               $4,442,330    $5,544,688
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $  3,747,785
-------------------------------------------------------------
Unrealized appreciation -- investments              1,806,496
-------------------------------------------------------------
Temporary book/tax differences                        (50,675)
-------------------------------------------------------------
Capital loss carryforward                         (20,779,819)
-------------------------------------------------------------
Post-October capital loss deferral                   (127,327)
-------------------------------------------------------------
Shares of beneficial interest                      88,024,826
=============================================================
Total net assets                                 $ 72,621,286
_____________________________________________________________
=============================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, the treatment of bond premium amortization and the tax recognition of unrealized gains (losses) on certain future and forward contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $10,710.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $1,649,337 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax Purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                  CAPITAL LOSS
EXPIRATION                        CARRYFORWARD
----------------------------------------------
December 31, 2006                 $   775,275
----------------------------------------------
December 31, 2007                   2,582,661
----------------------------------------------
December 31, 2008                   4,437,761
----------------------------------------------
December 31, 2009                   6,105,069
----------------------------------------------
December 31, 2010                   6,879,053
==============================================
Total capital loss carryforward   $20,779,819
______________________________________________
==============================================

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $107,270,874 and $107,544,017, respectively.

               UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $2,337,404
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (541,618)
========================================================================
Net unrealized appreciation of investment securities          $1,795,786
________________________________________________________________________
========================================================================
Cost of investments for tax purposes is $70,078,680.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium amortization, and paydowns on mortgage backed securities on December 31, 2003, undistributed net investment income was increased by $355,016 and undistributed net realized gains decreased by $355,016. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2003 and 2002 were as follows:

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,328,205    $ 11,971,880     1,352,069    $ 12,168,430
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      69,869         624,220        13,618         121,346
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       501,437       4,397,603       655,089       5,535,504
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                       5,123          44,727         1,090           9,184
======================================================================================================================
Reacquired:
  Series I                                                    (1,893,686)    (17,014,269)   (2,547,691)    (22,930,868)
----------------------------------------------------------------------------------------------------------------------
  Series II*                                                      (2,658)        (24,328)         (239)         (2,135)
======================================================================================================================
                                                                   8,290    $       (167)     (526,064)   $ (5,098,539)
______________________________________________________________________________________________________________________
======================================================================================================================

 * Series II shares commenced sales on March 14, 2002.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2003          2002         2001            2000            1999
Net asset value, beginning of period                          $   8.60       $  9.13    $     9.49        $ 10.06        $  10.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.42(a)       0.55(a)       0.67(a)(b)     0.76(a)         0.64
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.37         (0.35)        (0.35)         (0.69)          (0.85)
=================================================================================================================================
    Total from investment operations                              0.79          0.20          0.32           0.07           (0.21)
=================================================================================================================================
Less dividends from net investment income                        (0.57)        (0.73)        (0.68)         (0.64)          (0.67)
=================================================================================================================================
Net asset value, end of period                                $   8.82       $  8.60    $     9.13        $  9.49        $  10.06
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                   9.24%         2.30%         3.48%          0.80%          (1.92)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 71,860       $70,642    $   79,875        $83,722        $ 99,509
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.95%(d)      0.94%         0.93%          0.90%           0.83%
=================================================================================================================================
Ratio of net investment income to average net assets              4.71%(d)      6.15%         6.87%(b)       7.84%           7.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            153%           86%           79%            74%             83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $71,731,633.

                        AIM V.I. DIVERSIFIED INCOME FUND


                                                                          SERIES II
                                                              ---------------------------------
                                                                                 MARCH 14, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                 2003               2002
Net asset value, beginning of period                            $   8.58            $   8.97
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.40(a)             0.42(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.37               (0.08)
===============================================================================================
    Total from investment operations                                0.77                0.34
===============================================================================================
Less dividends from net investment income                          (0.57)              (0.73)
===============================================================================================
Net asset value, end of period                                  $   8.78            $   8.58
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                     9.02%               3.90%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $    762            $    124
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                             1.20%(c)            1.19%(d)
===============================================================================================
Ratio of net investment income to average net assets                4.46%(c)            5.90%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                           153%                 86%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $472,645.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                        AIM V.I. DIVERSIFIED INCOME FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                        AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                      AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-97.56%

FEDERAL FARM CREDIT BANK-4.63%

Bonds,
  6.00%, 06/11/08 to 03/07/11                  $ 4,600,000   $  5,100,280
-------------------------------------------------------------------------
  5.75%, 01/18/11                                2,000,000      2,193,220
-------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                2,500,000      2,549,025
-------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07                               13,625,000     15,557,570
=========================================================================
                                                               25,400,095
=========================================================================

FEDERAL HOME LOAN BANK-2.25%

Unsec. Bonds,
  6.50%, 11/15/05                                  275,000        297,817
-------------------------------------------------------------------------
  7.25%, 02/15/07                                  895,000      1,015,664
-------------------------------------------------------------------------
  4.88%, 05/15/07                                4,000,000      4,256,720
-------------------------------------------------------------------------
  3.50%, 11/15/07                                4,650,000      4,718,355
-------------------------------------------------------------------------
  5.48%, 01/28/09                                1,500,000      1,629,645
-------------------------------------------------------------------------
Unsec. Medium Term Notes,
  8.17%, 12/16/04                                  400,000        425,828
=========================================================================
                                                               12,344,029
=========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-25.28%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 02/01/33                   12,334,811     12,858,391
-------------------------------------------------------------------------
  6.50%, 12/01/08 to 08/01/31                   15,122,302     15,947,814
-------------------------------------------------------------------------
  7.00%, 11/01/10 to 02/01/33                   12,170,001     12,943,550
-------------------------------------------------------------------------
  5.00%, 05/01/18 to 11/01/18                   23,235,441     23,706,581
-------------------------------------------------------------------------
  10.50%, 08/01/19                                  35,107         39,238
-------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29                    2,109,977      2,287,911
-------------------------------------------------------------------------
  10.00%, 03/01/21                                 570,614        637,723
-------------------------------------------------------------------------
  8.00%, 10/01/23 to 11/17/30                    3,277,662      3,582,741
-------------------------------------------------------------------------
  7.50%, 09/01/29 to 07/01/32                    6,337,148      6,808,853
-------------------------------------------------------------------------
  5.50%, 10/01/33                                1,205,693      1,221,252
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 01/01/19(a)                            18,000,000     18,023,555
-------------------------------------------------------------------------
  6.00%, 01/01/34(a)                             9,600,000      9,932,583
-------------------------------------------------------------------------
Unsec. Global Bonds,
  4.00%, 10/29/07                               16,000,000     16,267,680
-------------------------------------------------------------------------
Unsec. Global Notes,
  5.13%, 10/15/08                                4,000,000      4,280,920
-------------------------------------------------------------------------
  5.00%, 07/30/09                                8,800,000      8,956,024
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

Unsec. Medium Term Notes,
  6.00%, 06/27/17                              $ 1,200,000   $  1,232,220
=========================================================================
                                                              138,727,036
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-51.33%

Pass Through Ctfs.,
  7.00%, 03/01/04 to 06/01/33                   29,770,537     31,699,469
-------------------------------------------------------------------------
  7.50%, 11/01/09 to 10/01/31                   11,484,770     12,415,800
-------------------------------------------------------------------------
  6.50%, 10/01/10 to 05/01/33                   40,364,254     42,541,292
-------------------------------------------------------------------------
  10.00%, 03/01/16                                 196,142        218,056
-------------------------------------------------------------------------
  5.50%, 12/01/16 to 12/01/33                   39,640,787     40,626,888
-------------------------------------------------------------------------
  6.00%, 07/01/17 to 11/01/33                   68,477,869     71,240,249
-------------------------------------------------------------------------
  8.50%, 11/01/17 to 12/01/26                    5,520,285      6,043,143
-------------------------------------------------------------------------
  5.00%, 11/01/17 to 08/01/33                    7,356,473      7,512,783
-------------------------------------------------------------------------
  8.00%, 12/01/17 to 04/01/32                   19,265,176     20,741,361
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 03/01/34(a)                             8,316,000      8,220,821
-------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.88%, 09/10/12 to 09/24/12                    3,500,000      3,871,375
-------------------------------------------------------------------------
STRIPS, Unsec. Sub. Deb.,
  7.37%, 10/09/19(b)                             1,800,000        726,246
-------------------------------------------------------------------------
Unsec. Global Bonds,
  6.63%, 11/15/30                                  700,000        797,545
-------------------------------------------------------------------------
Unsec. Global Notes,
  7.00%, 07/15/05(c)                            18,300,000     19,763,268
-------------------------------------------------------------------------
  5.25%, 04/15/07                                2,175,000      2,338,799
-------------------------------------------------------------------------
  6.00%, 01/18/12                                7,500,000      7,787,025
-------------------------------------------------------------------------
  4.38%, 09/15/12                                4,900,000      4,842,670
-------------------------------------------------------------------------
Unsec. Medium Term Notes,
  7.38%, 03/28/05                                  300,000        321,975
=========================================================================
                                                              281,708,765
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-10.38%

Pass Through Ctfs.,
  7.50%, 03/15/08 to 08/15/28                    1,403,941      1,518,956
-------------------------------------------------------------------------
  9.00%, 09/15/08 to 10/15/16                       20,509         22,572
-------------------------------------------------------------------------
  11.00%, 10/15/15                                   8,287          9,433
-------------------------------------------------------------------------
  9.50%, 09/15/16                                    4,877          5,460
-------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                       7,772          8,819
-------------------------------------------------------------------------
  10.00%, 06/15/19                                 194,550        218,867
-------------------------------------------------------------------------
  6.50%, 12/15/23 to 12/15/33                   35,834,919     37,840,742
-------------------------------------------------------------------------
  8.00%, 07/15/24 to 07/15/26                      780,976        853,922
-------------------------------------------------------------------------

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-(CONTINUED)

  Pw7.00%, 04/15/28 to 06/15/33                $ 6,673,860   $  7,143,717
-------------------------------------------------------------------------
  6.00%, 10/15/31 to 08/15/33                    8,960,829      9,331,005
=========================================================================
                                                               56,953,493
=========================================================================

PRIVATE EXPORT FUNDING COMPANY-1.25%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                                2,701,000      3,091,592
-------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                1,500,000      1,684,230
-------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                2,000,000      2,100,020
=========================================================================
                                                                6,875,842
=========================================================================

TENNESSEE VALLEY AUTHORITY-2.44%

Global Bonds,
  4.88%, 12/15/06(d)                             1,600,000      1,717,856
-------------------------------------------------------------------------
Series A, Global Bonds,
  5.63%, 01/18/11                                4,800,000      5,227,440
-------------------------------------------------------------------------
Series G, Global Bonds,
  5.38%, 11/13/08                                6,000,000      6,480,300
=========================================================================
                                                               13,425,596
=========================================================================
  Total U.S. Government Agency Securities
    (Cost $532,279,940)                                       535,434,856
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------


U.S. TREASURY SECURITIES-5.89%

U.S. TREASURY NOTES-3.82%

6.75%, 05/15/05                                $ 7,500,000   $  8,041,425
-------------------------------------------------------------------------
4.63%, 05/15/06                                  6,375,000      6,758,520
-------------------------------------------------------------------------
4.00%, 11/15/12                                  1,480,000      1,467,287
-------------------------------------------------------------------------
4.25%, 08/15/13(c)                               4,700,000      4,708,789
=========================================================================
                                                               20,976,021
=========================================================================
U.S. TREASURY BONDS-1.82%

9.25%, 02/15/16                                    550,000        789,850
-------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24                      6,050,000      7,816,999
-------------------------------------------------------------------------
7.63%, 02/15/25                                    550,000        727,116
-------------------------------------------------------------------------
6.88%, 08/15/25                                    500,000        612,110
=========================================================================
                                                                9,946,075
=========================================================================
U.S. TREASURY STRIPS-0.25%

6.79%, 11/15/18(b)                               3,005,000      1,380,437
=========================================================================
    Total U.S. Treasury Securities (Cost
      $31,304,738)                                             32,302,533
=========================================================================

                                                 SHARES
 1/8X

MONEY MARKET FUNDS-5.41%

Government & Agency Portfolio (Cost
  $29,711,054)(e)                               29,711,054     29,711,054
=========================================================================
TOTAL INVESTMENTS-108.86% (Cost $593,295,732)                 597,448,443
=========================================================================
OTHER ASSETS LESS LIABILITIES-(8.86%)                         (48,641,293)
=========================================================================
NET ASSETS-100.00%                                           $548,807,150
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1, Section C.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 12/31/03.
(d) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:

Investments, at market value (cost
  $563,584,678)                                 $567,737,389
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,711,054)                              29,711,054
------------------------------------------------------------
Receivables for:
  Investments sold                                 8,161,967
------------------------------------------------------------
  Fund shares sold                                   753,938
------------------------------------------------------------
  Dividends and interest                           4,100,545
------------------------------------------------------------
  Principal paydowns                                  52,028
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    54,321
------------------------------------------------------------
Other assets                                          15,721
============================================================
  Total assets                                   610,586,963
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           35,949,660
------------------------------------------------------------
  Fund shares reacquired                             430,140
------------------------------------------------------------
  Reverse repurchase agreements                   24,992,000
------------------------------------------------------------
  Deferred compensation and retirement plans          61,556
------------------------------------------------------------
Accrued interest expense                               2,773
------------------------------------------------------------
Accrued administrative services fees                 321,543
------------------------------------------------------------
Accrued distribution fees -- Series II                13,993
------------------------------------------------------------
Accrued transfer agent fees                            1,353
------------------------------------------------------------
Accrued operating expenses                             6,795
============================================================
  Total liabilities                               61,779,813
============================================================
Net assets applicable to shares outstanding     $548,807,150
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $532,746,184
------------------------------------------------------------
Undistributed net investment income               24,867,108
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (12,958,853)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       4,152,711
============================================================
                                                $548,807,150
____________________________________________________________
============================================================

NET ASSETS:

Series I                                        $526,482,060
------------------------------------------------------------
Series II                                       $ 22,325,090
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                        $ 43,034,332
____________________________________________________________
============================================================
Series II                                       $  1,834,650
____________________________________________________________
============================================================
Series I:
  Net asset value per share                     $      12.23
____________________________________________________________
============================================================
Series II:
  Net asset value per share                     $      12.17
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                         $ 19,893,351
-------------------------------------------------------------
Dividends from affiliated money market funds          673,297
=============================================================
    Total investment income                        20,566,648
=============================================================

EXPENSES:

Advisory fees                                       2,629,869
-------------------------------------------------------------
Administrative services fees                        1,416,373
-------------------------------------------------------------
Custodian fees                                         69,733
-------------------------------------------------------------
Distribution fees -- Series II                         53,568
-------------------------------------------------------------
Interest                                               33,528
-------------------------------------------------------------
Transfer agent fees                                    17,620
-------------------------------------------------------------
Trustees' fees                                         16,025
-------------------------------------------------------------
Other                                                  65,612
=============================================================
    Total expenses                                  4,302,328
=============================================================
Less: Fees waived and expense offset
  arrangements                                        (10,465)
=============================================================
    Net expenses                                    4,291,863
=============================================================
Net investment income                              16,274,785
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                       (3,652,253)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (7,310,145)
=============================================================
Net gain (loss) from investment securities        (10,962,398)
=============================================================
Net increase in net assets resulting from
  operations                                     $  5,312,387
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 16,274,785    $ 10,436,582
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (3,652,253)      3,331,182
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (7,310,145)     10,126,375
==========================================================================================
    Net increase in net assets resulting from operations         5,312,387      23,894,139
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (12,494,932)     (7,651,576)
------------------------------------------------------------------------------------------
  Series II                                                       (517,056)       (254,364)
==========================================================================================
    Total distributions from net investment income             (13,011,988)     (7,905,940)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                        (188,872)             --
------------------------------------------------------------------------------------------
  Series II                                                         (8,037)             --
==========================================================================================
    Total distributions from net realized gains                   (196,909)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (13,208,897)     (7,905,940)
==========================================================================================
Share transactions-net:
  Series I                                                     105,720,568     261,979,270
------------------------------------------------------------------------------------------
  Series II                                                      7,735,685      13,674,045
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              113,456,253     275,653,315
==========================================================================================
    Net increase in net assets                                 105,559,743     291,641,514
==========================================================================================

NET ASSETS:

  Beginning of year                                            443,247,407     151,605,893
==========================================================================================
  End of year (including undistributed net investment income of $24,867,108 and $11,461,567 for 2003 and 2002,
    respectively)                                             $548,807,150    $443,247,407
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $10,193.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $1,416,373 for such services, of which AIM retained $138,027 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $18,938 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $53,568.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                        UNREALIZED
                        MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE    DIVIDEND      REALIZED
FUND                     12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Government & Agency
  Portfolio             $24,390,740    $918,258,266   $(912,937,952)      $  --        $29,711,054     $673,297       $  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $272 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $272.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $5,080 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 2003 was $39,764,482 and averaged $3,308,082 per day with a weighted average interest rate of 1.01%.

                      AIM V.I. GOVERNMENT SECURITIES FUND

    The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                         2003           2002
---------------------------------------------------------------
Distributions paid from:
Ordinary income                       $13,015,275    $7,905,940
---------------------------------------------------------------
Long-term capital gain                    193,622            --
===============================================================
Total distributions                   $13,208,897    $7,905,940
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $ 24,922,135
-------------------------------------------------------------
Unrealized appreciation -- investments              3,960,249
-------------------------------------------------------------
Temporary book/tax differences                        (55,027)
-------------------------------------------------------------
Capital loss carryforward                         (11,708,442)
-------------------------------------------------------------
Post-October capital loss deferral                 (1,057,949)
-------------------------------------------------------------
Shares of beneficial interest                     532,746,184
=============================================================
Total net assets                                 $548,807,150
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                           CAPITAL LOSS
               EXPIRATION                  CARRYFORWARD
-------------------------------------------------------
December 31, 2011                          $11,708,442
_______________________________________________________
=======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $1,430,581,182 and $1,312,416,323, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                           $ 5,700,608
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,740,359)
=============================================================
Net unrealized appreciation of investment
  securities                                      $ 3,960,249
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $593,488,194.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES


Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on December 31, 2003, undistributed net investment income was increased by $10,142,744 and undistributed net realized gain (loss) decreased by $10,142,744. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                          2003                           2002
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     27,798,982    $ 345,400,431    30,620,219    $ 373,370,909
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     1,689,953       20,857,500     1,327,628       16,134,310
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      1,038,804       12,683,804       624,618        7,651,576
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                        43,218          525,093        20,832          254,364
=========================================================================================================================
Reacquired:
  Series I                                                    (20,353,168)    (252,363,667)   (9,762,219)    (119,043,215)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (1,106,652)     (13,646,908)     (222,409)      (2,714,629)
=========================================================================================================================
                                                                9,111,137    $ 113,456,253    22,608,669    $ 275,653,315
_________________________________________________________________________________________________________________________
=========================================================================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         SERIES I
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                2003           2002        2001            2000       1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.40       $  11.53    $  11.16         $ 10.63    $ 11.18
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.36(a)        0.49(a)     0.59(a)(b)      0.66(a)    0.63(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.23)          0.61        0.12            0.41      (0.78)
============================================================================================================================
    Total from investment operations                              0.13           1.10        0.71            1.07      (0.15)
============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.30)         (0.23)      (0.34)          (0.54)     (0.40)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.00)            --          --              --         --
============================================================================================================================
    Total distributions                                          (0.30)         (0.23)      (0.34)          (0.54)     (0.40)
============================================================================================================================
Net asset value, end of period                                $  12.23       $  12.40    $  11.53         $ 11.16    $ 10.63
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   1.07%          9.59%       6.41%          10.12%     (1.32)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $526,482       $428,322    $150,660         $84,002    $70,761
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.76%(d)       0.81%       1.08%           0.97%      0.90%
============================================================================================================================
Ratio of net investment income to average net assets              2.93%(d)       4.01%       5.09%(b)        6.03%      5.75%
============================================================================================================================
Ratio of interest expense to average net assets                   0.01%(d)       0.01%       0.28%           0.12%      0.10%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            265%           170%        199%             87%        41%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $535,210,363.

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                                               SERIES II
                                                              -------------------------------------------
                                                                                       SEPTEMBER 19, 2001
                                                               YEAR ENDED DECEMBER     (DATE SALES
                                                                       31,             COMMENCED) TO
                                                              ---------------------    DECEMBER 31,
                                                               2003          2002          2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.35       $ 11.52          $11.84
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.33(a)       0.46(a)         0.16(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.22)         0.60           (0.14)
=========================================================================================================
    Total from investment operations                             0.11          1.06            0.02
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)        (0.23)          (0.34)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.00)           --              --
=========================================================================================================
    Total distributions                                         (0.29)        (0.23)          (0.34)
=========================================================================================================
Net asset value, end of period                                $ 12.17       $ 12.35          $11.52
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  0.93%         9.25%           0.22%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,325       $14,926          $  946
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets                          1.01%(c)      1.06%           1.41%(d)
=========================================================================================================
Ratio of net investment income to average net assets             2.68%(c)      3.76%           4.76%(d)
=========================================================================================================
Ratio of interest expense to average net assets                  0.01%(c)      0.01%           0.28%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        265%          170%            199%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $21,427,276.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                      AIM V.I. GOVERNMENT SECURITIES FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                              AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.84%

ADVERTISING-0.90%

Omnicom Group Inc.                                41,500   $  3,624,195
=======================================================================

APPAREL RETAIL-1.73%

Gap, Inc. (The)                                  300,000      6,963,000
=======================================================================

APPLICATION SOFTWARE-0.60%

PeopleSoft, Inc.(a)                              105,000      2,394,000
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.91%

Franklin Resources, Inc.                          70,000      3,644,200
=======================================================================

BIOTECHNOLOGY-2.89%

Amgen Inc.(a)                                     72,500      4,480,500
-----------------------------------------------------------------------
Genentech, Inc.(a)                                76,500      7,158,105
=======================================================================
                                                             11,638,605
=======================================================================

BREWERS-0.54%

Anheuser-Busch Cos., Inc.                         41,500      2,186,220
=======================================================================

CASINOS & GAMING-0.75%

International Game Technology                     85,000      3,034,500
=======================================================================

COMMUNICATIONS EQUIPMENT-6.66%

Cisco Systems, Inc.(a)                           555,000     13,480,950
-----------------------------------------------------------------------
Corning Inc.(a)                                  270,000      2,816,100
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                        185,000      3,455,800
-----------------------------------------------------------------------
Motorola, Inc.                                   290,000      4,080,300
-----------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                700,000      2,961,000
=======================================================================
                                                             26,794,150
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.58%

Best Buy Co., Inc.                               121,500      6,347,160
=======================================================================

COMPUTER HARDWARE-2.36%

Dell Inc.(a)                                     185,000      6,282,600
-----------------------------------------------------------------------
International Business Machines Corp.             34,500      3,197,460
=======================================================================
                                                              9,480,060
=======================================================================

COMPUTER STORAGE & PERIPHERALS-1.54%

EMC Corp.(a)                                     480,000      6,201,600
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.70%

Deere & Co.                                       43,500      2,829,675
=======================================================================

CONSUMER FINANCE-2.97%

American Express Co.                             105,000      5,064,150
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

MBNA Corp.                                       160,000   $  3,976,000
-----------------------------------------------------------------------
SLM Corp.                                         77,500      2,920,200
=======================================================================
                                                             11,960,350
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.74%

Affiliated Computer Services, Inc.-Class A(a)     40,000      2,178,400
-----------------------------------------------------------------------
First Data Corp.                                  80,000      3,287,200
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   75,000      2,963,250
-----------------------------------------------------------------------
Paychex, Inc.                                     70,000      2,604,000
=======================================================================
                                                             11,032,850
=======================================================================

DEPARTMENT STORES-0.56%

Kohl's Corp.(a)                                   50,000      2,247,000
=======================================================================

DIVERSIFIED BANKS-0.78%

Wachovia Corp.                                    67,500      3,144,825
=======================================================================

DIVERSIFIED CAPITAL MARKETS-1.10%

J.P. Morgan Chase & Co.                          120,000      4,407,600
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.35%

Apollo Group, Inc.-Class A(a)                     43,500      2,958,000
-----------------------------------------------------------------------
Cendant Corp.(a)                                 310,000      6,903,700
-----------------------------------------------------------------------
H&R Block, Inc.                                   65,000      3,599,050
=======================================================================
                                                             13,460,750
=======================================================================

DRUG RETAIL-0.64%

CVS Corp.                                         71,500      2,582,580
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.28%

Agilent Technologies, Inc.(a)                    175,500      5,131,620
=======================================================================

ENVIRONMENTAL SERVICES-0.37%

Waste Management, Inc.                            50,000      1,480,000
=======================================================================

FOOTWEAR-0.81%

NIKE, Inc.-Class B                                47,500      3,251,850
=======================================================================

GENERAL MERCHANDISE STORES-1.07%

Family Dollar Stores, Inc.                        47,500      1,704,300
-----------------------------------------------------------------------
Target Corp.                                      68,000      2,611,200
=======================================================================
                                                              4,315,500
=======================================================================

HEALTH CARE EQUIPMENT-4.86%

Boston Scientific Corp.(a)                       340,000     12,498,400
-----------------------------------------------------------------------
Guidant Corp.                                     70,500      4,244,100
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                          40,000   $  2,816,000
=======================================================================
                                                             19,558,500
=======================================================================

HEALTH CARE SERVICES-0.87%

Caremark Rx, Inc.(a)                             137,500      3,482,875
=======================================================================

HEALTH CARE SUPPLIES-0.75%

Alcon, Inc. (Switzerland)                         50,000      3,027,000
=======================================================================

HOME ENTERTAINMENT SOFTWARE-1.01%

Electronic Arts Inc.(a)                           85,000      4,061,300
=======================================================================

HOME IMPROVEMENT RETAIL-1.54%

Home Depot, Inc. (The)                           175,000      6,210,750
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.63%

Starwood Hotels & Resorts Worldwide, Inc.         70,500      2,535,885
=======================================================================

HOUSEHOLD PRODUCTS-1.55%

Procter & Gamble Co. (The)                        62,500      6,242,500
=======================================================================

INDUSTRIAL CONGLOMERATES-3.19%

Tyco International Ltd. (Bermuda)                485,000     12,852,500
=======================================================================

INDUSTRIAL MACHINERY-2.00%

Danaher Corp.                                     42,500      3,899,375
-----------------------------------------------------------------------
Dover Corp.                                       57,500      2,285,625
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              27,500      1,866,700
=======================================================================
                                                              8,051,700
=======================================================================

INTERNET RETAIL-2.67%

Amazon.com, Inc.(a)                              142,500      7,501,200
-----------------------------------------------------------------------
eBay Inc.(a)                                      50,000      3,229,500
=======================================================================
                                                             10,730,700
=======================================================================

INTERNET SOFTWARE & SERVICES-1.72%

Yahoo! Inc.(a)                                   153,500      6,933,595
=======================================================================

INVESTMENT BANKING & BROKERAGE-5.09%

Charles Schwab Corp. (The)                       277,500      3,285,600
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   70,000      6,911,100
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     80,000      6,177,600
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         70,000      4,105,500
=======================================================================
                                                             20,479,800
=======================================================================

IT CONSULTING & OTHER SERVICES-1.13%

Accenture Ltd.-Class A (Bermuda)(a)              172,500      4,540,200
=======================================================================

MANAGED HEALTH CARE-1.74%

Aetna Inc.                                        35,000      2,365,300
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           80,000      4,654,400
=======================================================================
                                                              7,019,700
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.45%

Viacom Inc.-Class B                               57,500   $  2,551,850
-----------------------------------------------------------------------
Walt Disney Co. (The)                            140,000      3,266,200
=======================================================================
                                                              5,818,050
=======================================================================

MULTI-LINE INSURANCE-1.00%

American International Group, Inc.                60,500      4,009,940
=======================================================================

OIL & GAS DRILLING-0.78%

ENSCO International Inc.                          55,000      1,494,350
-----------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              40,000      1,660,000
=======================================================================
                                                              3,154,350
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.34%

Schlumberger Ltd. (Netherlands)                   25,000      1,368,000
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.41%

Citigroup Inc.                                   200,000      9,708,000
=======================================================================

PHARMACEUTICALS-5.35%

Johnson & Johnson                                 60,000      3,099,600
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                 57,500      4,043,975
-----------------------------------------------------------------------
Pfizer Inc.                                      175,000      6,182,750
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        70,000      3,969,700
-----------------------------------------------------------------------
Wyeth                                            100,000      4,245,000
=======================================================================
                                                             21,541,025
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.59%

Applied Materials, Inc.(a)                        75,000      1,683,750
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        207,500      8,725,375
=======================================================================
                                                             10,409,125
=======================================================================

SEMICONDUCTORS-8.23%

Analog Devices, Inc.                             160,000      7,304,000
-----------------------------------------------------------------------
Intel Corp.                                      192,500      6,198,500
-----------------------------------------------------------------------
Linear Technology Corp.                           50,000      2,103,500
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   80,000      3,984,000
-----------------------------------------------------------------------
Microchip Technology Inc.                        136,500      4,553,640
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                           265,000      2,713,600
-----------------------------------------------------------------------
Texas Instruments Inc.                           212,500      6,243,250
=======================================================================
                                                             33,100,490
=======================================================================

SOFT DRINKS-0.70%

PepsiCo, Inc.                                     60,000      2,797,200
=======================================================================

SPECIALTY CHEMICALS-0.39%

Ecolab Inc.                                       57,500      1,573,775
=======================================================================

SPECIALTY STORES-2.01%

Bed Bath & Beyond Inc.(a)                         67,500      2,926,125
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Staples, Inc.(a)                                  85,000   $  2,320,500
-----------------------------------------------------------------------
Tiffany & Co.                                     62,500      2,825,000
=======================================================================
                                                              8,071,625
=======================================================================

SYSTEMS SOFTWARE-7.01%

Computer Associates International, Inc.          227,500      6,219,850
-----------------------------------------------------------------------
Microsoft Corp.                                  430,000     11,842,200
-----------------------------------------------------------------------
Oracle Corp.(a)                                  205,000      2,706,000
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                        200,000      7,432,000
=======================================================================
                                                             28,200,050
=======================================================================
Total Common Stocks & Other Equity Interests
  (Cost $301,114,006)                                       393,630,925
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-2.18%

Liquid Assets Portfolio(b)                     4,393,449   $  4,393,449
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,393,449      4,393,449
=======================================================================
Total Money Market Funds (Cost $8,786,898)                    8,786,898
=======================================================================
TOTAL INVESTMENTS-100.02% (Cost $309,900,904)               402,417,823
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.02%)                           (81,512)
=======================================================================
NET ASSETS-100.00%                                         $402,336,311
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $301,114,006)                                  $393,630,925
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,786,898)                                 8,786,898
-------------------------------------------------------------
Foreign currencies, at value (cost $123)                  141
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    120,998
-------------------------------------------------------------
  Dividends                                           244,191
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     57,978
-------------------------------------------------------------
Other assets                                              194
=============================================================
    Total assets                                  402,841,325
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              148,464
-------------------------------------------------------------
  Deferred compensation and retirement plans           75,057
-------------------------------------------------------------
Accrued administrative services fees                  204,971
-------------------------------------------------------------
Accrued distribution fees -- Series II                  5,407
-------------------------------------------------------------
Accrued transfer agent fees                             2,303
-------------------------------------------------------------
Accrued operating expenses                             68,812
=============================================================
    Total liabilities                                 505,014
=============================================================
Net assets applicable to shares outstanding      $402,336,311
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $775,737,984
-------------------------------------------------------------
  Undistributed net investment income (loss)          (71,307)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                         (465,847,301)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and option
    contracts                                      92,516,935
=============================================================
                                                 $402,336,311
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $392,532,993
_____________________________________________________________
=============================================================
Series II                                        $  9,803,318
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           26,476,527
_____________________________________________________________
=============================================================
Series II                                             664,613
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      14.83
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      14.75
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $11,440)                                       $  2,697,002
-------------------------------------------------------------
Dividends from affiliated money market funds           76,573
-------------------------------------------------------------
    Total investment income                         2,773,575
=============================================================

EXPENSES:

Advisory fees                                       2,302,831
-------------------------------------------------------------
Administrative services fees                          813,705
-------------------------------------------------------------
Custodian fees                                         46,410
-------------------------------------------------------------
Distribution fees -- Series II                         13,372
-------------------------------------------------------------
Transfer agent fees                                    27,491
-------------------------------------------------------------
Trustees' fees                                         13,554
-------------------------------------------------------------
Other                                                  43,605
=============================================================
    Total expenses                                  3,260,968
=============================================================
Less: Fees waived and expense offset
  arrangements                                         (1,281)
=============================================================
    Net expenses                                    3,259,687
=============================================================
Net investment income (loss)                         (486,112)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            (3,934,928)
-------------------------------------------------------------
  Foreign currencies                                      382
-------------------------------------------------------------
  Option contracts written                           (264,225)
=============================================================
                                                   (4,198,771)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           102,237,180
-------------------------------------------------------------
  Foreign currencies                                     (207)
-------------------------------------------------------------
  Option contracts written                            (22,373)
=============================================================
                                                  102,214,600
=============================================================
Net gain from investment securities, foreign
  currencies and option contracts                  98,015,829
=============================================================
Net increase in net assets resulting from
  operations                                     $ 97,529,717
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (486,112)   $    (977,149)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (4,198,771)    (110,232,784)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  102,214,600      (72,796,739)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 97,529,717     (184,006,672)
===========================================================================================
Share transactions-net:
Series I                                                       (64,742,379)     (56,986,625)
-------------------------------------------------------------------------------------------
Series II                                                        5,557,072        2,733,286
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (59,185,307)     (54,253,339)
===========================================================================================
    Net increase (decrease) in net assets                       38,344,410     (238,260,011)
===========================================================================================

NET ASSETS:

  Beginning of year                                            363,991,901      602,251,912
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(71,307) and $(65,948) for 2003 and 2002,
    respectively)                                             $402,336,311    $ 363,991,901
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                              AIM V.I. GROWTH FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. Further, AIM has voluntarily agreed to waive fees of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $1,211.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $813,705 of which AIM retained $93,483 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $30,300 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the

                              AIM V.I. GROWTH FUND

Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $13,372.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                                             UNREALIZED
                                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND
FUND                                          12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio                       $2,006,606    $100,422,677   $ 98,035,834       $    --        $4,393,449    $38,742
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio                           2,006,606     100,422,667     98,035,834            --         4,393,449     37,831
===================================================================================================================================
                                              $4,013,212    $200,845,354   $196,071,668       $    --        $8,786,898    $76,573
___________________________________________________________________________________________________________________________________
===================================================================================================================================


                                            REALIZED
FUND                                       GAIN (LOSS)
-----------------------------------------
Liquid Assets Portfolio                      $    --
-----------------------------------------
STIC Prime Portfolio                              --
=========================================
                                             $    --
_________________________________________
=========================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3 and reductions in custodian fees of $67 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $70.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,570 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

                              AIM V.I. GROWTH FUND

NOTE 7--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------
                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                        250      $    66,748
-------------------------------------------------------------
Written                               11,213        1,842,330
-------------------------------------------------------------
Closed                                (8,863)      (1,551,780)
-------------------------------------------------------------
Exercised                             (2,600)        (357,298)
=============================================================
End of year                               --      $        --
_____________________________________________________________
=============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distribution paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments          $  84,983,653
-------------------------------------------------------------
Temporary book/tax differences                        (71,307)
-------------------------------------------------------------
Capital loss carryforward                        (458,314,019)
-------------------------------------------------------------
Shares of beneficial interest                     775,737,984
=============================================================
Total net assets                                $ 402,336,311
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales and straddle transactions. The tax-basis unrealized appreciation amount includes appreciation on foreign currencies of $17.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2008                              $  4,002,102
-----------------------------------------------------------
December 31, 2009                               325,071,012
-----------------------------------------------------------
December 31, 2010                               103,227,233
-----------------------------------------------------------
December 31, 2011                                26,013,672
===========================================================
Total capital loss carryforward                $458,314,019
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $359,166,185 and $423,786,330, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $88,603,391
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (3,619,755)
============================================================
Net unrealized appreciation of investment
  securities                                     $84,983,636
============================================================
Cost of investments for tax purposes is
  $317,434,187.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2003, undistributed net investment income (loss) was increased by $480,753, undistributed net realized gains (losses) decreased by $382 and shares of beneficial interest decreased by $480,371. This reclassification had no effect on the net assets of the Fund.

                              AIM V.I. GROWTH FUND

NOTE 11--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
Sold:
  Series I                                                      5,011,173    $  64,150,735      7,814,827    $ 106,412,883
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       572,562        7,394,324        533,384        6,154,426
==========================================================================================================================
Reacquired:
  Series I                                                    (10,506,555)    (128,893,114)   (12,601,423)    (163,399,508)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (150,413)      (1,837,252)      (327,826)      (3,421,140)
==========================================================================================================================
                                                               (5,073,233)   $ (59,185,307)    (4,581,038)   $ (54,253,339)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001           2000        1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.30       $  16.37       $  24.81       $  32.25    $  24.80
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)         (0.03)(a)      (0.03)(a)       0.03        0.01(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.55          (5.04)         (8.37)         (6.60)       8.63
===============================================================================================================================
    Total from investment operations                              3.53          (5.07)         (8.40)         (6.57)       8.64
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --          (0.04)         (0.00)      (0.06)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --             --          (0.87)      (1.13)
===============================================================================================================================
    Total distributions                                             --             --          (0.04)         (0.87)      (1.19)
===============================================================================================================================
Net asset value, end of period                                $  14.83       $  11.30       $  16.37       $  24.81    $  32.25
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  31.24%        (30.97)%       (33.86)%       (20.49)%     35.24%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $392,533       $361,259       $601,648       $879,182    $704,096
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.89%(c)       0.91%          0.88%          0.83%       0.73%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.13)%(c)     (0.21)%        (0.17)%         0.11%       0.04%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            101%           195%           239%           162%        101%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $357,623,079.

                              AIM V.I. GROWTH FUND

                                                                                 SERIES II
                                                              ------------------------------------------------
                                                                                          SEPTEMBER 19, 2001
                                                                   YEAR ENDED           (DATE SALES COMMENCED)
                                                                  DECEMBER 31,               TO DECEMBER
                                                                      2002                       2001
                                                              --------------------      ----------------------
Net asset value, beginning of period                          $11.27       $ 16.36              $14.67
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)        (0.06)(a)           (0.02)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                3.51         (5.03)               1.75
==============================================================================================================
     Total from investment operations                           3.48         (5.09)               1.73
==============================================================================================================
Less dividends from net investment income                         --            --               (0.04)
==============================================================================================================
Net asset value, end of period                                $14.75       $ 11.27              $16.36
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                30.88%       (31.11)%             11.79%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,803       $ 2,733              $  604
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets                         1.14%(c)      1.16%               1.17%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.38)%(c)    (0.46)%             (0.46)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                       101%          195%                239%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $5,348,688.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                              AIM V.I. GROWTH FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

NOTE 14--SIGNIFICANT EVENTS


On December 9, 2003 the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund would acquire all of the assets of INVESCO VIF-Growth Fund ("Selling Fund"), a series of INVESCO Variable Investment Funds, Inc. As a result of the Plan, shareholders of the Selling Fund would receive shares of the Fund in exchange for their shares of the Selling Fund, and the Selling Fund would cease operations.

  The Plan requires approval of the Selling Fund's shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

                              AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                            AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BONDS & NOTES-93.47%

AEROSPACE & DEFENSE-2.86%

Armor Holdings, Inc., Sr. Sub. Notes, 8.25%,
  08/15/13 (Acquired 08/06/03; Cost
  $49,168)(a)                                  $ 50,000    $    53,750
----------------------------------------------------------------------
BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%,
  10/01/10 (Acquired 10/02/03; Cost
  $275,000)(a)                                  275,000        294,937
----------------------------------------------------------------------
DRS Technologies, Inc., Sr. Sub. Notes,
  6.88%, 11/01/13 (Acquired 10/16/03; Cost
  $55,000)(a)                                    55,000         56,650
----------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Notes, 9.75%,
  01/15/09                                      415,000        436,787
----------------------------------------------------------------------
L-3 Communications Corp., Sr. Sub. Notes,
  6.13%, 01/15/14 (Acquired 12/16/03; Cost
  $166,867)(a)(b)                               170,000        171,275
----------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11                         80,000         86,400
======================================================================
                                                             1,099,799
======================================================================

AIRLINES-2.30%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05                                      130,000        127,075
----------------------------------------------------------------------
Delta Air Lines, Inc.,
  Series C, Medium Term Notes, 6.65%,
  03/15/04                                       60,000         60,450
----------------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09                 405,000        334,125
----------------------------------------------------------------------
Northwest Airlines Inc.,
  Sr. Unsec. Gtd. Notes, 8.88%, 06/01/06        105,000         96,075
----------------------------------------------------------------------
  Unsec. Gtd. Unsub. Notes, 8.52%, 04/07/04     265,000        267,319
======================================================================
                                                               885,044
======================================================================

APPAREL RETAIL-0.32%

Mothers Work, Inc., Sr. Unsec. Gtd. Notes,
  11.25%, 08/01/10                              110,000        121,550
======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.38%

Warnaco Inc., Sr. Notes, 8.88%, 06/15/13
  (Acquired 06/05/03-07/07/03; Cost
  $86,000)(a)                                    85,000         87,975
----------------------------------------------------------------------
William Carter Co. (The)-Series B, Sr. Unsec.
  Gtd. Sub. Global Notes, 10.88%, 08/15/11       52,000         59,930
======================================================================
                                                               147,905
======================================================================

AUTO PARTS & EQUIPMENT-1.59%

Collins & Aikman Products Co., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11            25,000         24,687
----------------------------------------------------------------------
Dura Operating Corp.,
  Series B, Sr. Unsec. Gtd. Global Notes,
  8.63%, 04/15/12                                10,000         10,600
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
AUTO PARTS & EQUIPMENT-(CONTINUED)

  Sr. Notes, 8.63%, 04/15/12 (Acquired
  10/29/03; Cost $45,000)(a)                   $ 45,000    $    47,700
----------------------------------------------------------------------
Keystone Automotive Operations Inc., Sr. Sub.
  Notes, 9.75%, 11/01/13 (Acquired 10/23/03;
  Cost $150,000)(a)(b)                          150,000        162,750
----------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired 10/20/03; Cost
  $70,000)(a)                                    70,000         71,050
----------------------------------------------------------------------
Tenneco Automotive Inc.,
  Series B, Sr. Sec. Second Lien Global
  Notes, 10.25%, 07/15/13                        80,000         91,400
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  11.63%, 10/15/09                              102,000        110,670
----------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13                                       80,000         91,800
======================================================================
                                                               610,657
======================================================================

BROADCASTING & CABLE TV-10.21%

Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(c)                                   140,000        126,350
----------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(c)         530,000        475,675
----------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12             55,000         57,062
----------------------------------------------------------------------
Avalon Cable LLC, Sr. Notes, 11.88%, 12/01/08   119,740        127,224
----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Sub. Notes, 8.75%, 11/15/13 (Acquired
  11/04/03; Cost $45,000)(a)                     45,000         46,012
----------------------------------------------------------------------
  Sr. Unsec. Sub. Disc. Notes, 9.92%,
  04/01/11(d)                                   315,000        270,900
----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 11.13%,
  01/15/11                                      535,000        492,200
----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Deb., 11.20%, 11/15/07          410,000        412,050
----------------------------------------------------------------------
DIRECTV Holdings LLC/ DIRECTV Financing Co.,
  Inc., Sr. Unsec. Gtd. Global Notes, 8.38%,
  03/15/13                                      140,000        163,100
----------------------------------------------------------------------
Granite Broadcasting Corp.,
  Sr. Sec. Notes, 9.75%, 12/01/10 (Acquired
  12/08/03-12/12/03; Cost $113,641)(a)(b)       115,000        114,712
----------------------------------------------------------------------
  Sr. Sub. Notes, 10.38%, 05/15/05               45,000         45,450
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.38%, 12/01/05         70,000         70,000
----------------------------------------------------------------------
Interep National Radio Sales, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  07/01/08                                       20,000         18,100
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Knology, Inc., Sr. Unsec. PIK Notes, 13.00%,
  11/30/09 (Acquired 04/26/00-11/14/03; Cost
  $176,200)(a)                                 $108,664    $   108,392
----------------------------------------------------------------------
Mediacom Broadband LLC, Sr. Unsec. Gtd.
  Global Notes, 11.00%, 07/15/13                175,000        196,875
----------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                   45,000         51,075
----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        435,000        402,375
----------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Global Notes, 9.00%,
  07/01/11                                      190,000        206,625
----------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09       165,000        176,962
----------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10                       325,000        369,687
======================================================================
                                                             3,930,826
======================================================================

BUILDING PRODUCTS-0.49%

Building Materials Corp., Sr. Unsec. Gtd.
  Notes, 8.00%, 12/01/08                        140,000        138,600
----------------------------------------------------------------------
Nortek Holdings, Inc., Sr. Disc. Notes,
  10.00%, 05/15/11 (Acquired 11/19/03; Cost
  $47,494)(a)(d)                                 70,000         51,100
======================================================================
                                                               189,700
======================================================================

CASINOS & GAMING-0.72%

Herbst Gaming, Inc.-Series B, Sr. Sec. Global
  Notes, 10.75%, 09/01/08                       150,000        170,250
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 04/01/12        25,000         27,125
----------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10        70,000         81,550
======================================================================
                                                               278,925
======================================================================

COMMODITY CHEMICALS-1.24%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                              260,000        287,300
----------------------------------------------------------------------
ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 10.25%, 07/01/11           115,000        129,662
----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                55,000         61,187
======================================================================
                                                               478,149
======================================================================

COMMUNICATIONS EQUIPMENT-1.23%

Corning Inc., Unsec. Deb., 6.75%, 09/15/13       55,000         55,962
----------------------------------------------------------------------
Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                325,000        334,344
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nortel Network Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06                       $ 80,000    $    81,600
======================================================================
                                                               471,906
======================================================================

CONSTRUCTION & ENGINEERING-0.29%

MasTec, Inc.-Series B, Sr. Sub. Notes, 7.75%,
  02/01/08                                       75,000         76,500
----------------------------------------------------------------------
Schuff Steel Co., Sr. Unsec. Gtd. Notes,
  10.50%, 06/01/08                               55,000         33,275
======================================================================
                                                               109,775
======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.03%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $98,997)(a)                                   100,000        112,500
----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                        255,000        285,600
======================================================================
                                                               398,100
======================================================================

CONSUMER FINANCE-0.31%

Dollar Financial Group, Inc., Sr. Gtd. Notes,
  9.75%, 11/15/11 (Acquired 11/07/03; Cost
  $115,000)(a)                                  115,000        119,600
======================================================================

DEPARTMENT STORES-0.46%

JC Penney Co. Inc., Sr. Unsec. Notes, 8.00%,
  03/01/10                                      155,000        177,862
======================================================================

DISTILLERS & VINTNERS-0.40%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12       140,000        155,750
======================================================================

DIVERSIFIED CHEMICALS-0.21%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09                                       70,000         82,250
======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.27%

United Rentals (North America), Inc.,
  Series B, Sr. Unsec. Gtd. Global Notes,
  10.75%, 04/15/08                              150,000        169,500
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Notes, 10.75%,
  04/15/08                                       70,000         79,100
----------------------------------------------------------------------
  Sr. Sub. Notes, 7.75%, 11/15/13 (Acquired
  10/28/03; Cost $170,000)(a)                   170,000        175,950
----------------------------------------------------------------------
Wackenhut Corrections Corp., Sr. Unsec.
  Global Notes, 8.25%, 07/15/13                  60,000         64,200
======================================================================
                                                               488,750
======================================================================

DIVERSIFIED METALS & MINING-0.12%

Massey Energy Co., Sr. Notes, 6.63%, 11/15/10
  (Acquired 11/05/03; Cost $45,000)(a)           45,000         46,575
======================================================================

DRUG RETAIL-1.09%

Rite Aid Corp.,
  Sr. Global Notes, 9.25%, 06/01/13             315,000        347,287
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
DRUG RETAIL-(CONTINUED)

  Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07     $ 70,000    $    71,575
======================================================================
                                                               418,862
======================================================================

ELECTRIC UTILITIES-3.12%

CMS Energy Corp.,
  Sr. Notes, 7.75%, 08/01/10 (Acquired
  07/09/03; Cost $29,600)(a)                     30,000         31,687
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08      230,000        251,275
----------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired 08/01/03; Cost
  $119,060)(a)                                  120,000        138,900
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12       45,000         45,450
----------------------------------------------------------------------
Edison Mission Energy, Sr. Unsec. Global
  Notes, 10.00%, 08/15/08                       160,000        168,200
----------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%, 01/15/14     100,568        100,647
----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                       200,000        197,750
----------------------------------------------------------------------
Orion Power Holdings, Inc., Sr. Unsec. Global
  Notes, 12.00%, 05/01/10                        65,000         80,275
----------------------------------------------------------------------
PG&E Corp., Sr. Sec. Notes, 6.88%, 07/15/08
  (Acquired 06/27/03; Cost $175,000)(a)         175,000        189,359
======================================================================
                                                             1,203,543
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.88%

General Cable Corp., Sr. Notes, 9.50%,
  11/15/10 (Acquired 11/18/03; Cost
  $20,000)(a)                                    20,000         21,450
----------------------------------------------------------------------
Midwest Generation LLC-Series B, Global
  Asset-Backed Pass Through Ctfs., 8.56%,
  01/02/16                                      230,000        240,925
----------------------------------------------------------------------
Thomas & Betts Corp., Sr. Unsec. Notes,
  7.25%, 06/01/13                                75,000         77,250
======================================================================
                                                               339,625
======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.37%

Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10                       120,000        141,000
======================================================================

ENVIRONMENTAL SERVICES-0.69%

Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Sub. Global Notes, 8.50%,
  12/01/08                                      240,000        267,600
======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.47%

IMC Global Inc., Sr. Notes, 10.88%, 08/01/13
  (Acquired 07/18/03-08/19/03; Cost
  $161,632)(a)                                  165,000        181,500
======================================================================

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

FOOD DISTRIBUTORS-0.09%

Pinnacle Foods Holding Corp., Sr. Sub. Notes,
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $35,000)(a)                                  $ 35,000    $    35,875
======================================================================

FOOD RETAIL-0.54%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10                 115,000        125,062
----------------------------------------------------------------------
Ahold Lease USA, Inc.-Series 2001, Class A-1,
  Gtd. Asset-Backed Pass Through Cfts.,
  7.82%, 01/02/20                                80,387         81,593
======================================================================
                                                               206,655
======================================================================

FOREST PRODUCTS-0.09%

Millar Western Forest Products Ltd. (Canada),
  Sr. Notes, 7.75%, 11/15/13 (Acquired
  11/20/03; Cost $35,000)(a)                     35,000         36,225
======================================================================

GAS UTILITIES-0.95%

SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13              45,000         47,187
----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08       75,000         78,094
----------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10                         35,000         39,506
----------------------------------------------------------------------
Suburban Propane Partners L.P./Suburban
  Energy Finance Corp., Sr. Notes, 6.88%,
  12/15/13 (Acquired 12/18/03; Cost
  $200,000)(a)(b)                               200,000        202,000
======================================================================
                                                               366,787
======================================================================

GENERAL MERCHANDISE STORES-0.57%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                       210,000        218,925
======================================================================

HEALTH CARE DISTRIBUTORS-0.67%

AmerisourceBergen Corp., Sr. Unsec. Gtd.
  Global Notes, 7.25%, 11/15/12                 210,000        226,800
----------------------------------------------------------------------
National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $30,000)(a)                     30,000         31,575
======================================================================
                                                               258,375
======================================================================

HEALTH CARE EQUIPMENT-1.18%

Medex, Inc., Sr. Sub. Notes, 8.88%, 05/15/13
  (Acquired 05/14/03-06/26/03; Cost
  $201,600)(a)                                  195,000        210,600
----------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12                        70,000         77,175
----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                               150,000        166,500
======================================================================
                                                               454,275
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

HEALTH CARE FACILITIES-1.65%

Ardent Health Services, LLC, Sr. Sub. Notes,
  10.00%, 08/15/13 (Acquired 08/07/03; Cost
  $50,000)(a)                                  $ 50,000    $    54,750
----------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Notes,
  8.00%, 10/15/13 (Acquired 10/23/03; Cost
  $55,000)(a)                                    55,000         57,200
----------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09            50,000         57,000
----------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%,
  11/15/13 (Acquired 11/06/03; Cost
  $235,000)(a)                                  235,000        237,056
----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                      200,000        228,000
======================================================================
                                                               634,006
======================================================================

HEALTH CARE SERVICES-0.25%

Quintiles Transnational Corp., Sr. Sub.
  Notes, 10.00%, 10/01/13 (Acquired 09/12/03;
  Cost $90,000)(a)                               90,000         97,650
======================================================================

HEALTH CARE SUPPLIES-1.18%

DJ Orthopedics LLC/DJ Orthopedics Capital
  Corp., Sr. Unsec. Gtd. Sub. Notes, 12.63%,
  06/15/09                                      165,000        184,387
----------------------------------------------------------------------
Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12     252,000        271,530
======================================================================
                                                               455,917
======================================================================

HOME FURNISHINGS-1.21%

Interface, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 9.50%, 11/15/05                    55,000         53,625
----------------------------------------------------------------------
Norcraft Cos., L.P./Norcraft Finance Corp.,
  Sr. Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/10/03; Cost $150,000)(a)(b)                150,000        161,250
----------------------------------------------------------------------
Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                        240,000        250,200
======================================================================
                                                               465,075
======================================================================

HOMEBUILDING-1.48%

Beazer Homes USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 8.38%, 04/15/12                 180,000        199,350
----------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                 125,000        135,625
----------------------------------------------------------------------
WCI Communities, Inc.,
  Sr. Sub. Notes, 7.88%, 10/01/13 (Acquired
  09/24/03; Cost $40,000)(a)                     40,000         42,400
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 10.63%,
  02/15/11                                      170,000        192,525
======================================================================
                                                               569,900
======================================================================

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

HOTELS, RESORTS & CRUISE LINES-3.98%

Gaylord Entertainment Co., Sr. Notes, 8.00%,
  11/15/13 (Acquired 10/28/03; Cost
  $25,000)(a)                                  $ 25,000    $    26,437
----------------------------------------------------------------------
Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                      100,000        112,500
----------------------------------------------------------------------
HMH Properties Inc.-Series B, Sr. Sec. Gtd.
  Notes, 7.88%, 08/01/08                        210,000        219,187
----------------------------------------------------------------------
Intrawest Corp. (Canada),
  Sr. Notes, 7.50%, 10/15/13 (Acquired
  10/01/03; Cost $80,000)(a)                     80,000         83,200
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  02/01/10                                      255,000        283,688
----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11                                      150,000        164,250
----------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11                               120,000        132,600
----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Notes, 8.00%, 05/15/10              70,000         76,650
----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11                                      200,000        228,000
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12        185,000        208,125
======================================================================
                                                             1,534,637
======================================================================

HOUSEWARES & SPECIALTIES-0.58%

Jarden Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.75%, 05/01/12                        200,000        221,500
======================================================================

INDUSTRIAL CONGLOMERATES-0.53%

TD Funding Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.38%, 07/15/11                         40,000         42,600
----------------------------------------------------------------------
Tyco International Group S.A. (Luxembourg),
  Series A, Sr. Unsec. Gtd. Conv. Putable
  Notes, 2.75%, 01/15/08 (Acquired 01/07/03;
  Cost $59,000)(a)                               59,000         75,594
----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Unsub. Conv.
  Putable Deb., 3.13%, 01/15/15 (Acquired
  01/07/03; Cost $64,000)(a)                     64,000         87,840
======================================================================
                                                               206,034
======================================================================

INDUSTRIAL MACHINERY-1.60%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                      210,000        214,725
----------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12           135,000        153,225
----------------------------------------------------------------------
Wolverine Tube, Inc.,
  Sr. Notes, 7.38%, 08/01/08 (Acquired
  03/18/03-10/20/03; Cost $158,119)(a)          175,000        162,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  04/01/09                                       85,000         87,125
======================================================================
                                                               617,825
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

INTEGRATED OIL & GAS-1.57%

PDVSA Finance Ltd. (Cayman Islands), Global
  Notes, 8.50%, 11/16/12                       $410,000    $   399,750
----------------------------------------------------------------------
Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13                               185,000        203,500
======================================================================
                                                               603,250
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.39%

LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07                                      125,000        123,125
----------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      150,000        165,000
----------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                        55,000         60,500
----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09                               345,000        343,275
----------------------------------------------------------------------
  7.25%, 02/15/11                               625,000        615,625
======================================================================
                                                             1,307,525
======================================================================

LEISURE FACILITIES-1.05%

Six Flags, Inc.,
  Sr. Notes, 9.63%, 06/01/14 (Acquired
  12/02/03-12/10/03; Cost $168,888)(a)          165,000        173,250
----------------------------------------------------------------------
  Sr. Unsec. Notes, 9.75%, 06/15/07             140,000        147,525
----------------------------------------------------------------------
Universal City Development Partners, Sr.
  Notes, 11.75%, 04/01/10 (Acquired 03/21/03;
  Cost $69,184)(a)                               70,000         82,600
======================================================================
                                                               403,375
======================================================================

LIFE & HEALTH INSURANCE-0.13%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $49,408)(a)           50,000         49,591
======================================================================

MARINE-0.45%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13                 125,000        134,219
----------------------------------------------------------------------
Stena A.B. (Sweden), Sr. Unsec. Global Notes,
  9.63%, 12/01/12                                35,000         39,550
======================================================================
                                                               173,769
======================================================================

METAL & GLASS CONTAINERS-3.09%

AEP Industries Inc., Sr. Unsec. Sub. Notes,
  9.88%, 11/15/07                                65,000         65,650
----------------------------------------------------------------------
Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                       120,000        139,200
----------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                               50,000         41,250
----------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Global Notes, 9.50%, 03/01/11            120,000        136,200
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
METAL & GLASS CONTAINERS-(CONTINUED)

Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12                       $150,000    $   165,750
----------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11                                45,000         48,488
----------------------------------------------------------------------
  8.75%, 11/15/12                               100,000        111,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13                                       70,000         75,425
----------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                      110,000        112,750
----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                 85,000         94,775
----------------------------------------------------------------------
Pliant Corp., Sr. Sec. Second Lien Global
  Notes, 11.13%, 09/01/09                       150,000        163,125
----------------------------------------------------------------------
Stone Container Corp., Sr. Unsec. Global
  Notes, 8.38%, 07/01/12                          5,000          5,500
----------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Notes, 10.88%,
  07/15/10 (Acquired 07/15/03; Cost
  $30,000)(a)                                    30,000         31,350
======================================================================
                                                             1,191,213
======================================================================

MOVIES & ENTERTAINMENT-0.77%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        135,000        142,425
----------------------------------------------------------------------
Imax Corp. (Canada), Sr. Unsec. Gtd. Notes,
  9.63%, 12/01/10 (Acquired 11/19/03; Cost
  $100,400)(a)                                  100,000        105,750
----------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11 (Acquired 11/04/03;
  Cost $44,393)(a)                               45,000         48,544
======================================================================
                                                               296,719
======================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.44%

AES Corp. (The),
  Sr. Sec. Second Priority Notes, 8.75%,
  05/15/13 (Acquired 05/01/03; Cost
  $60,000)(a)                                    60,000         67,350
----------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.50%, 11/01/07        195,000        198,900
----------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                               211,516        229,495
----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08        165,000        131,588
----------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-11/07/03; Cost $308,950)(a)          315,000        305,550
----------------------------------------------------------------------
  Sr. Unsec. Conv. Putable Notes, 4.00%,
  12/26/04                                       80,000         78,600
----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/05             180,000        174,150
----------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06 (Acquired
  04/04/03-07/10/03; Cost $214,950)(b)(c)       285,000        244,388
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER-(CONTINUED)

NRG Energy, Inc., Sr. Sec. Second Priority
  Notes, 8.00%, 12/15/13 (Acquired 12/17/03;
  Cost $190,000)(a)(b)                         $190,000    $   200,688
----------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LCC- Series B, Sr. Unsec. Asset-Backed Pass
  Through Cfts., 9.24%, 07/02/17                 65,708         69,650
----------------------------------------------------------------------
Reliant Resources, Inc., Sr. Sec. Notes,
  9.25%, 07/15/10 (Acquired 06/26/03; Cost
  $130,000)(a)                                  130,000        139,750
----------------------------------------------------------------------
  9.50%, 07/15/13 (Acquired
  06/26/03-09/16/03; Cost $119,538)(a)          130,000        139,750
----------------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.13%, 09/01/11                        345,000        368,288
----------------------------------------------------------------------
  Sr. Notes, 8.63%, 06/01/10                    115,000        130,813
======================================================================
                                                             2,478,960
======================================================================

OFFICE ELECTRONICS-0.76%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13                                      270,000        292,950
======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.92%

Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09                  50,000         55,250
----------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 8.63%, 12/15/10                     45,000         46,125
----------------------------------------------------------------------
  Sub. Disc. Notes, 11.60%, 03/31/07(e)          45,000         33,413
----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                               200,000        218,000
======================================================================
                                                               352,788
======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.17%

CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 11.38%, 02/01/11                       230,000        270,250
----------------------------------------------------------------------
El Paso CGP Co.,
  Sr. Unsec. Notes, 6.20%, 05/15/04             110,000        110,825
----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/10                  70,000         66,500
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-(CONTINUED)

El Paso Production Holding Co., Sr. Unsec.
  Gtd. Notes, 7.75%, 06/01/13 (Acquired
  05/20/03-11/24/03; Cost $244,700)(a)         $255,000    $   254,681
----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Sub. Notes,
  11.75%, 11/15/09                              200,000        227,500
----------------------------------------------------------------------
GulfTerra Energy Partners, L.P.
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 06/01/11                         54,000         61,020
----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.25%, 06/01/10      130,000        136,825
----------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15                  90,000         92,925
======================================================================
                                                             1,220,526
======================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.06%


Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Notes, 8.38%, 12/15/13
  (Acquired 12/11/03; Cost $45,000)(a)(b)        45,000         47,025
----------------------------------------------------------------------
Couche-Tard US L.P./Couche-Tard Finance
  Corp., Sr. Sub. Notes, 7.50%, 12/15/13
  (Acquired 12/11/03; Cost $60,000)(a)(b)        60,000         63,450
----------------------------------------------------------------------
IOS Capital, Inc., Sr. Unsec. Notes, 7.25%,
  06/30/08                                       80,000         85,500
----------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Notes,
  8.75%, 12/01/11 (Acquired
  11/18/03-11/19/03; Cost $40,500)(a)            40,000         42,500
----------------------------------------------------------------------
Von Hoffmann Corp., Sr. Unsec. Gtd. Notes,
  10.25%, 03/15/09 (Acquired 10/07/03; Cost
  $167,600)(a)                                  160,000        170,400
======================================================================
                                                               408,875
======================================================================


PACKAGED FOODS & MEATS-1.31%


Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11                               460,000        504,850
======================================================================


PAPER PACKAGING-0.41%


Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13          150,000        157,500
======================================================================


PAPER PRODUCTS-1.52%


Bowater Inc., Global Notes, 6.50%, 06/15/13     160,000        155,253
----------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13                        100,000        105,000
----------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08        100,000        108,000
----------------------------------------------------------------------
  Sr. Notes, 8.00%, 01/15/24 (Acquired
  12/04/03; Cost $70,000)(a)(b)                  70,000         71,750
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10                                      125,000        143,750
======================================================================
                                                               583,753
======================================================================


PERSONAL PRODUCTS-0.76%


Elizabeth Arden, Inc.-Series B, Sr. Sec.
  Global Notes, 11.75%, 02/01/11                107,000        128,935
----------------------------------------------------------------------
Herbalife International, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 11.75%, 07/15/10      140,000        163,800
======================================================================
                                                               292,735
======================================================================


PHARMACEUTICALS-0.75%


aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 11.00%, 04/01/10                       190,000        216,125
----------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Notes, 7.00%, 12/15/11 (Acquired 12/09/03;
  Cost $70,438)(a)(b)                            70,000         72,100
======================================================================
                                                               288,225
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

PUBLISHING-0.86%

Dex Media Inc., Disc. Notes, 9.00%, 11/15/13
  (Acquired 11/03/03; Cost $45,020)(a)(d)      $ 70,000    $    49,525
----------------------------------------------------------------------
Medianews Group Inc., Sr. Sub. Notes, 6.88%,
  10/01/13 (Acquired 11/20/03; Cost
  $79,306)(a)                                    80,000         81,600
----------------------------------------------------------------------
PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13
  (Acquired 05/08/03-08/18/03; Cost
  $193,650)(a)                                  195,000        199,875
======================================================================
                                                               331,000
======================================================================

RAILROADS-1.69%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07       170,000        178,075
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09                                      200,000        206,000
----------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                 210,000        236,775
----------------------------------------------------------------------
Westinghouse Air Brake Technologies Corp.,
  Sr. Notes, 6.88%, 07/31/13 (Acquired
  07/23/03; Cost $30,000)(a)                     30,000         31,125
======================================================================
                                                               651,975
======================================================================

REAL ESTATE-1.75%

Host Marriott L.P.-Series G, Sr. Gtd. Global
  Notes, 9.25%, 10/01/07                        175,000        196,438
----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13                                90,000         92,475
----------------------------------------------------------------------
  8.75%, 08/15/08                               145,000        167,475
----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                 205,000        218,069
======================================================================
                                                               674,457
======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.12%

LNR Property Corp., Sr. Sub. Notes, 7.25%,
  10/15/13 (Acquired 10/15/03; Cost
  $45,000)(a)                                    45,000         46,013
======================================================================

REGIONAL BANKS-0.57%

Western Financial Bank, Unsec. Sub. Deb.,
  8.88%, 08/01/07                                30,000         30,750
----------------------------------------------------------------------
  9.63%, 05/15/12                               170,000        189,975
======================================================================
                                                               220,725
======================================================================

SEMICONDUCTOR EQUIPMENT-0.10%

Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13                         35,000         37,625
======================================================================

SEMICONDUCTORS-0.32%

Viasystems Inc., Sr. Sub. Notes, 10.50%,
  01/15/11 (Acquired 12/12/03-12/18/03; Cost
  $117,813)(a)(b)                               115,000        123,050
======================================================================

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

SPECIALTY CHEMICALS-2.98%

Huntsman International LLC,
  Sr. Notes, 9.88%, 03/01/09 (Acquired
  04/03/03-08/20/03; Cost $72,300)(a)          $ 70,000    $    77,000
----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.88%,
  03/01/09                                      210,000        231,000
----------------------------------------------------------------------
Huntsman LLC, Sr. Gtd. Notes, 11.63%,
  10/15/10 (Acquired 09/16/03-12/03/03; Cost
  $123,759)(a)                                  125,000        128,438
----------------------------------------------------------------------
Millennium America Inc., Sr. Notes, 9.25%,
  06/15/08 (Acquired 11/12/03; Cost
  $105,750)(a)                                  100,000        109,500
----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                        230,000        240,350
----------------------------------------------------------------------
Resolution Performance Products LLC, Sec.
  Notes, 8.00%, 12/15/09 (Acquired 12/17/03;
  Cost $190,000)(a)(b)                          190,000        195,700
----------------------------------------------------------------------
Rhodia S.A. (France), Sr. Notes, 7.63%,
  06/01/10 (Acquired 05/20/03; Cost
  $35,000)(a)                                    35,000         33,775
----------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Notes, 8.75%, 07/15/11 (Acquired 07/21/03;
  Cost $120,000)(a)                             120,000        132,000
======================================================================
                                                             1,147,763
======================================================================

SPECIALTY STORES-1.08%

General Nutrition Centers, Inc., Sr. Sub.
  Notes, 8.50%, 12/01/10 (Acquired 11/25/03;
  Cost $40,000)(a)                               40,000         41,200
----------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Notes, 8.75%, 02/15/08                         60,000         62,100
----------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11           200,000        236,500
----------------------------------------------------------------------
Petro Stopping Centers L.P., Sr. Unsec.
  Notes, 10.50%, 02/01/07                        75,000         76,688
======================================================================
                                                               416,488
======================================================================

STEEL-0.78%

IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13                               150,000        166,875
----------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                       165,000        135,300
======================================================================
                                                               302,175
======================================================================

TEXTILES-0.08%

Simmons Co., Sr. Sub. Notes, 7.88%, 01/15/14
  (Acquired 12/10/03; Cost $30,000)(a)(b)        30,000         30,450
======================================================================

TRUCKING-1.17%

Laidlaw International Inc., Sr. Notes,
  10.75%, 06/15/11 (Acquired 11/20/03; Cost
  $138,438)(a)                                  125,000        141,250
----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------
TRUCKING-(CONTINUED)

Quality Distribution LLC/QD Capital Corp.,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 11/15/10
  (Acquired 11/06/03; Cost $295,000)(a)(b)     $295,000    $   309,750
======================================================================
                                                               451,000
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-5.82%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(d)(f)                        340,000        243,100
----------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(d)               74,702         67,979
----------------------------------------------------------------------
American Tower Corp., Sr. Global Notes,
  9.38%, 02/01/09                               250,000        267,500
----------------------------------------------------------------------
American Tower Escrow Corp., Unsec. Disc.
  Global Notes, 17.34%, 08/01/08(e)             105,000         72,975
----------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13                190,000        209,950
----------------------------------------------------------------------
Centennial Communications Corp., Sr. Sub.
  Notes, 10.75%, 12/15/08                        90,000         95,400
----------------------------------------------------------------------
Dobson Communications Corp., Sr. Notes,
  8.88%, 10/01/13 (Acquired 09/12/03; Cost
  $130,000)(a)                                  130,000        132,275
----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10 (Acquired
  09/19/00-10/12/01; Cost $59,391)(b)(g)(d)     120,000         27,000
----------------------------------------------------------------------
Innova S. de R.L. (Mexico), Notes, 9.38%,
  09/19/13 (Acquired 09/12/03-12/02/03; Cost
  $242,556)(a)                                  240,000        247,500
----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10 (Acquired 06/30/00-10/12/01; Cost
  $68,327)(b)(g)(d)                             130,000         18,525
----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Global
  Notes, 14.00%, 01/15/11                       240,000         38,400
----------------------------------------------------------------------
Millicom International Cellular S.A.
  (Luxembourg), Sr. Unsec. Notes, 10.00%,
  12/01/13 (Acquired 11/19/03; Cost
  $20,000)(a)                                    20,000         20,940
----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                        100,000        108,000
----------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11                                80,000         85,600
----------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10                        100,000        107,000
----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 10.25%, 02/01/09                       235,000        233,238
----------------------------------------------------------------------
SBA Telecommunications Inc./SBA
  Communications Corp., Sr. Disc. Notes,
  9.75%, 12/15/11 (Acquired 12/08/03; Cost
  $54,723)(a)(b)(d)                              80,000         56,600
----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Global Notes, 14.00%, 05/15/10(d)        48,000         36,360
----------------------------------------------------------------------

----------------------------------------------------------------------
                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(d)        $ 90,000    $    65,700
----------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13                        100,000        106,000
======================================================================
                                                             2,240,042
======================================================================
  Total Bonds & Notes (Cost $33,429,118)                    36,004,281
======================================================================

                                                SHARES
STOCKS & OTHER EQUITY INTERESTS-4.30%

BROADCASTING & CABLE TV-2.23%

CSC Holdings, Inc.,
  Series H, 11.75% Pfd                            3,740        394,570
----------------------------------------------------------------------
  Series M, 11.13% Pfd                            2,500        263,750
----------------------------------------------------------------------
Knology, Inc.-Series D, Conv. Pfd. (Acquired
  04/26/00; Cost $0)(a)(b)(h)                     5,972          5,393
----------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-Ctfs.,
  expiring 05/31/09(i)                              550              0
----------------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(h)                  23,051        195,477
======================================================================
                                                               859,190
======================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(b)(i)             220              0
======================================================================

GENERAL MERCHANDISE STORES-0.01%

Travelcenters of America Inc.,
  Wts., expiring 05/01/09(i)                        100            525
----------------------------------------------------------------------
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(b)(i)                                 300          1,575
======================================================================
                                                                 2,100
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(b)(i)                       300              0
======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.72%

AES Trust VII - $3.00 Conv. Pfd                   6,100        279,075
======================================================================

PUBLISHING-0.81%

PRIMEDIA Inc.,
  Series D, 10.00% Pfd                            1,660        163,510
----------------------------------------------------------------------
  Series F, 9.20% Pfd                             1,550        148,025
======================================================================
                                                               311,535
======================================================================

RAILROADS-0.03%

RailAmerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(b)(i)             175         10,341
======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-0.50%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd                                                93    $    29,784
----------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03; Cost $5,591)(a)(b)(i)         105         14,411
----------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(b)(i)             500            126
----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(b)(i)                       100              0
----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(b)(i)                                  240              0
----------------------------------------------------------------------
SpectraSite, Inc.(h)                              4,276        148,597
----------------------------------------------------------------------
UbiquiTel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(a)(b)(i)             300              0
======================================================================
                                                               192,918
======================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,545,379)                                      1,655,159
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

MONEY MARKET FUNDS-0.31%

Liquid Assets Portfolio(j)                       60,062    $    60,062
----------------------------------------------------------------------
STIC Prime Portfolio(j)                          60,062         60,062
======================================================================
    Total Money Market Funds (Cost $120,124)                   120,124
======================================================================
TOTAL INVESTMENTS-98.08% (Cost $35,094,621)                 37,779,564
======================================================================
OTHER ASSETS LESS LIABILITIES-1.92%                            738,577
======================================================================
NET ASSETS-100.00%                                         $38,518,141
______________________________________________________________________
======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $8,171,717, which represented 21.22% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $2,304,309 which represented 5.98% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g)  Defaulted security.
(h)  Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $34,974,497)  $ 37,659,440
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $120,124)                                     120,124
-------------------------------------------------------------
Cash                                                   16,551
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                      8,562
-------------------------------------------------------------
  Dividends and interest                              773,327
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     27,648
=============================================================
    Total assets                                   38,605,652
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                                16,557
-------------------------------------------------------------
  Fund shares reacquired                                5,556
-------------------------------------------------------------
  Deferred compensation and retirement plans           27,832
-------------------------------------------------------------
Accrued administrative services fees                   19,647
-------------------------------------------------------------
Accrued distribution fees -- Series II                    719
-------------------------------------------------------------
Accrued transfer agent fees                               409
-------------------------------------------------------------
Accrued operating expenses                             16,791
=============================================================
    Total liabilities                                  87,511
=============================================================
Net assets applicable to shares outstanding      $ 38,518,141
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $ 50,277,164
-------------------------------------------------------------
  Undistributed net investment income               2,757,882
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                         (17,201,848)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                      2,684,943
=============================================================
                                                 $ 38,518,141
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 37,267,082
_____________________________________________________________
=============================================================
Series II                                        $  1,251,059
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            6,241,751
_____________________________________________________________
=============================================================
Series II                                             210,094
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.97
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.95
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                          $3,054,166
------------------------------------------------------------
Dividends                                            105,132
------------------------------------------------------------
Dividends from affiliated money market funds          17,164
============================================================
    Total investment income                        3,176,462
============================================================

EXPENSES:

Advisory fees                                        203,923
------------------------------------------------------------
Administrative services fees                         116,171
------------------------------------------------------------
Custodian fees                                        20,102
------------------------------------------------------------
Distribution fees -- Series II                         1,437
------------------------------------------------------------
Transfer agent fees                                    5,619
------------------------------------------------------------
Trustees' fees                                         8,804
------------------------------------------------------------
Professional fees                                     22,265
------------------------------------------------------------
Other                                                 14,638
============================================================
    Total expenses                                   392,959
============================================================
Less: Fees waived and expense offset
  arrangements                                          (620)
============================================================
    Net expenses                                     392,339
============================================================
Net investment income                              2,784,123
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         690,170
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                            4,478,128
============================================================
Net gain from investment securities                5,168,298
============================================================
Net increase in net assets resulting from
  operations                                      $7,952,421
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,784,123    $ 2,730,208
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             690,170     (8,153,576)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  4,478,128      3,638,095
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 7,952,421     (1,785,273)
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (2,487,542)            --
----------------------------------------------------------------------------------------
  Series II                                                       (82,493)            --
========================================================================================
Decrease in net assets resulting from distributions            (2,570,035)            --
========================================================================================
Share transactions-net:
  Series I                                                      6,969,192     (2,028,474)
----------------------------------------------------------------------------------------
  Series II                                                     1,040,595        141,011
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         8,009,787     (1,887,463)
========================================================================================
    Net increase (decrease) in net assets                      13,392,173     (3,672,736)
========================================================================================

NET ASSETS:

  Beginning of year                                            25,125,968     28,798,704
========================================================================================
  End of year (including undistributed net investment income of $2,757,882 and $2,543,233 for 2003 and 2002,
    respectively)                                             $38,518,141    $25,125,968
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on

                            AIM V.I. HIGH YIELD FUND
     the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and /or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $318.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $116,171 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $6,812 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The

                            AIM V.I. HIGH YIELD FUND

Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $1,437.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                              UNREALIZED
                             MARKET VALUE    PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND                          12/31/2002      AT COST        FROM SALES     (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $  804,499    $10,612,201     $(11,356,638)        $--          $   60,062    $ 8,711        $--
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio             804,499     10,612,201      (11,356,638)         --              60,062      8,453         --
==================================================================================================================================
                              $1,608,998    $21,224,402     $(22,713,276)        $--          $  120,124    $17,164        $--
__________________________________________________________________________________________________________________________________
==================================================================================================================================


NOTE 4--EXPENSE OFFSET ARRANGEMENTS


Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1 and reductions in custodian fees of $301 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $302.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,631 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

                            AIM V.I. HIGH YIELD FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                             2003        2002
---------------------------------------------------------------
Distributions paid from ordinary income   $2,570,035       $ --
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $  2,804,503
-------------------------------------------------------------
Unrealized appreciation -- investments              2,578,784
-------------------------------------------------------------
Temporary book/tax differences                        (38,622)
-------------------------------------------------------------
Capital loss carryforward                         (17,018,937)
-------------------------------------------------------------
Post-October capital loss deferral                    (84,751)
-------------------------------------------------------------
Shares of beneficial interest                      50,277,164
=============================================================
Total net assets                                 $ 38,518,141
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation, trustee retirement plan expenses and treatment of defaulted bonds.

    The Fund utilized $116,269 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2006                              $   130,838
-----------------------------------------------------------
December 31, 2007                                  545,518
-----------------------------------------------------------
December 31, 2008                                2,010,706
-----------------------------------------------------------
December 31, 2009                                5,842,381
-----------------------------------------------------------
December 31, 2010                                8,489,494
===========================================================
Total capital loss carryforward                $17,018,937
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $39,939,319 and $30,799,800, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                           $3,152,333
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (573,549)
============================================================
Net unrealized appreciation of investment
  securities                                      $2,578,784
____________________________________________________________
============================================================
Cost of investments for tax purposes is $35,200,780.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bond adjustments, on December 31, 2003, undistributed net investment income was increased by $561 and undistributed net realized gains (losses) decreased by $561. This reclassification had no effect on the net assets of the Fund.

                            AIM V.I. HIGH YIELD FUND

NOTE 10--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                        2003                         2002
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,368,232    $13,235,321     1,454,744    $ 7,353,977
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                     794,876      4,628,346        33,073        162,657
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       421,618      2,487,541            --             --
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                      14,029         82,493            --             --
====================================================================================================================
Reacquired:
  Series I                                                    (1,546,778)    (8,753,670)   (1,877,404)    (9,382,451)
--------------------------------------------------------------------------------------------------------------------
  Series II*                                                    (627,307)    (3,670,244)       (4,577)       (21,646)
====================================================================================================================
                                                               1,424,670    $ 8,009,787      (394,164)   $ 1,887,463)
____________________________________________________________________________________________________________________
====================================================================================================================

* Series II shares commenced sales on March 26, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        SERIES I
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2003          2002       2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.00       $  5.31    $  6.35       $  9.02       $  8.84
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.49(a)       0.51(a)    0.70(b)       0.91          1.03(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.91         (0.82)     (1.01)        (2.64)        (0.10)
==========================================================================================================================
    Total from investment operations                             1.40         (0.31)     (0.31)        (1.73)         0.93
==========================================================================================================================
Less dividends from net investment income                       (0.43)           --      (0.73)        (0.94)        (0.75)
==========================================================================================================================
Net asset value, end of period                                $  5.97       $  5.00    $  5.31       $  6.35       $  9.02
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                 28.04%        (5.84)%    (4.85)%      (19.14)%       10.52%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $37,267       $24,984    $28,799       $26,151       $25,268
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.20%(d)      1.30%      1.21%         1.13%         1.14%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.20%(d)      1.30%      1.29%         1.19%         1.42%
==========================================================================================================================
Ratio of net investment income to average net assets             8.54%(d)     10.20%     11.39%(b)     11.44%        11.07%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                           101%           74%        64%           72%          127%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d)  Ratios are based on average daily net assets of $32,052,840.

                            AIM V.I. HIGH YIELD FUND


                                                                          SERIES II
                                                              ---------------------------------
                                                                                 MARCH 26, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 4.99              $ 5.27
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.49(a)             0.38(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.90               (0.66)
===============================================================================================
    Total from investment operations                               1.39               (0.28)
===============================================================================================
Less dividends from net investment income                         (0.43)                 --
===============================================================================================
Net asset value, end of period                                   $ 5.95              $ 4.99
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   27.89%              (5.31)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,251              $  142
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.45%(c)            1.45%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                              1.45%(c)            1.55%(d)
===============================================================================================
Ratio of net investment income to average net assets               8.29%(c)           10.05%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          101%                 74%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year. Total returns do not reflect charges at separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $574,771.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of

                            AIM V.I. HIGH YIELD FUND

Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

NOTE 13--SIGNIFICANT EVENTS


On December 9, 2003 the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund would acquire all of the assets of INVESCO VIF-High Yield Fund ("Selling Fund"), a series of INVESCO Variable Investment Funds, Inc. As a result of the Plan, shareholders of the Selling Fund would receive shares of the Fund in exchange for their shares of the Selling Fund, and the Selling Fund would cease operations.

  The Fund requires approval of the Selling Fund's shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

                            AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. International Growth Fund, formerly AIM V.I. International Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                       AIM V.I. INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS-97.75%

AUSTRALIA-1.36%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         266,900   $  2,446,152
------------------------------------------------------------------------
BlueScope Steel Ltd. (Steel)                      255,060      1,073,894
------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03; Cost
  $280,650)(a)                                    241,600        595,802
========================================================================
                                                               4,115,848
========================================================================

AUSTRIA-0.49%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                         11,900      1,466,514
========================================================================

BRAZIL-0.68%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                        65,500      1,670,905
------------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica
  S.A.-ADR (Aerospace & Defense)(b)                11,000        385,330
========================================================================
                                                               2,056,235
========================================================================

CANADA-6.93%

Canadian National Railway Co. (Railroads)          41,700      2,638,426
------------------------------------------------------------------------
CP Railway Ltd. (Railroads)                        54,900      1,549,569
------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  1/12/2001-10/15/2001; Cost $2,730,271)(a)        85,800      4,422,407
------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       82,200      2,654,375
------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                65,500      3,230,019
------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost
  $533,415)(a)(b)(c)(d)                            25,000        578,318
------------------------------------------------------------------------
Shoppers Drug Mart Inc. (Drug Retail)(b)           11,300        261,400
------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        222,600      5,582,176
========================================================================
                                                              20,916,690
========================================================================

DENMARK-0.75%

A P Moller-Maersk A.S. (Marine)                       315      2,268,083
========================================================================

FRANCE-8.21%

BNP Paribas S.A. (Diversified Banks)               50,530      3,172,999
------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)                                        45,000      1,569,104
------------------------------------------------------------------------
Carrefour S.A. (Hypermarkets & Super Centers)      24,200      1,324,800
------------------------------------------------------------------------
Lagardere S.C.A. (Publishing)(b)                   36,000      2,072,667
------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)         31,297      3,470,333
------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)            51,600      3,550,448
------------------------------------------------------------------------
Societe Generale (Diversified Banks)               37,600      3,310,793
------------------------------------------------------------------------
Total S.A.-Class B (Integrated Oil & Gas)          34,005      6,305,019
========================================================================
                                                              24,776,163
========================================================================

GERMANY-3.53%

Continental A.G. (Tires & Rubber)                  63,600      2,405,673
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

GERMANY-(CONTINUED)

Deutsche Telekom A.G. (Integrated
  Telecommunications Services)(b)                 129,425   $  2,362,282
------------------------------------------------------------------------
Metro A.G. (Hypermarkets & Super Centers)(b)       37,100      1,631,050
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/08/03-10/30/03; Cost
  $1,583,198)(a)                                   11,379      2,003,910
------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)(b)         28,050      2,240,540
========================================================================
                                                              10,643,455
========================================================================

HONG KONG-2.08%

Cathay Pacific Airways Ltd. (Airlines)            839,000      1,594,009
------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                       151,000      1,201,021
------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      33,300      1,329,336
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)                                  170,000      1,253,607
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                       110,000        910,338
========================================================================
                                                               6,288,311
========================================================================

HUNGARY-0.75%

OTP Bank Rt. (Diversified Banks)                  177,300      2,265,098
========================================================================

INDIA-1.96%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                     35,264        498,024
------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)                                  33,320      4,063,178
------------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufactures)(b)                                163,500      1,348,494
========================================================================
                                                               5,909,696
========================================================================

INDONESIA-0.00%

PT Lippo Bank Tbk (Diversified Banks)(b)          228,137         12,189
========================================================================

IRELAND-1.72%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                          224,000      3,524,938
------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                 13,100      1,649,497
========================================================================
                                                               5,174,435
========================================================================

ISRAEL-2.91%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               154,800      8,778,708
========================================================================

ITALY-5.22%

Banca Intesa S.p.A. (Diversified Banks)           780,600      3,043,942
------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)                             146,000      2,464,629
------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                 278,800      5,246,510
------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(b)      324,500      3,845,136
------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ITALY-(CONTINUED)

San Paolo-IMI S.p.A. (Diversified Banks)(b)        87,700   $  1,140,686
========================================================================
                                                              15,740,903
========================================================================

JAPAN-17.31%

Canon Inc. (Office Electronics)                    72,000      3,346,498
------------------------------------------------------------------------
Daiwa House Industry Co., Ltd. (Homebuilding)     105,000      1,114,940
------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)                  44,400      2,655,067
------------------------------------------------------------------------
Fuji Photo Film Co., Ltd. (Photographic
  Products)                                        24,000        773,472
------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment Manufacturers)                         18,000      2,062,221
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)                                   48,700      4,463,562
------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                   132,000      2,944,672
------------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)                                           350      2,001,677
------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)                                   16,800      3,534,948
------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)                                   31,400      2,992,008
------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                  299,100      3,410,007
------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)            94,900      5,038,469
------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)                 36,000      1,307,750
------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)               84,000      1,654,806
------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(b)      118,000        600,112
------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd. (Specialty
  Chemicals)                                       38,000      1,550,298
------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(b)                12,000      1,491,058
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                85,900      3,400,475
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      71,400      2,407,489
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)            80,300      2,150,359
------------------------------------------------------------------------
Yamaha Corp. (Leisure Products)                    41,400        811,727
------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                80,400      2,493,778
========================================================================
                                                              52,205,393
========================================================================

MEXICO-2.11%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           106,736      2,918,162
------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Diversified Banks)(b)                1,782,200      1,523,519
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (Hypermarkets & Super Centers)                  714,500      1,911,908
========================================================================
                                                               6,353,589
========================================================================

NETHERLANDS-2.18%

ABN AMRO Holding N.V. (Diversified Banks)          70,800      1,652,050
------------------------------------------------------------------------
Aegon N.V. (Life & Health Insurance)              162,300      2,394,764
------------------------------------------------------------------------
James Hardie Industries N.V. (Netherlands)
  (Construction Materials)                        131,500        680,214
------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                           63,800      1,857,881
========================================================================
                                                               6,584,909
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

NORWAY-1.20%

Telenor A.S.A. (Integrated Telecommunication
  Services)                                       553,200   $  3,606,853
========================================================================

SINGAPORE-1.62%

DBS Group Holdings Ltd. (Diversified
  Banks)(b)                                       168,000      1,454,374
------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial Conglomerates)      355,000      1,275,286
------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(b)             172,000      1,134,478
------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified Banks)     132,001      1,026,126
========================================================================
                                                               4,890,264
========================================================================

SOUTH KOREA-1.79%

Hana Bank (Diversified Banks)                      65,900      1,215,765
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)                         11,100      4,197,987
========================================================================
                                                               5,413,752
========================================================================

SPAIN-1.84%

Banco Popular Espanol S.A. (Diversified
  Banks)                                           55,360      3,293,846
------------------------------------------------------------------------
Repsol YPF, S.A. (Integrated Oil & Gas)           115,400      2,244,199
========================================================================
                                                               5,538,045
========================================================================

SWEDEN-4.39%

Atlas Copco A.B.-Class A (Industrial
  Machinery)                                       59,000      2,106,997
------------------------------------------------------------------------
Autoliv, Inc.-SDR (Auto Parts & Equipment)         58,200      2,203,536
------------------------------------------------------------------------
ForeningsSparbanken A.B. (Diversified
  Banks)(b)                                       124,400      2,441,245
------------------------------------------------------------------------
SKF AB-Class B (Industrial Machinery)(b)           40,900      1,576,895
------------------------------------------------------------------------
Tele2 A.B.-Class B (Integrated
  Telecommunication Services)(b)                   32,900      1,752,112
------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson A.B.
  (Communications Equipment)                      790,600      1,414,429
------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)                        57,000      1,739,130
========================================================================
                                                              13,234,344
========================================================================

SWITZERLAND-4.79%

Credit Suisse Group (Diversified Capital
  Markets)(b)                                     100,387      3,662,135
------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)                4,900      1,220,655
------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)               17,700      1,780,131
------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                       29,025      1,949,196
------------------------------------------------------------------------
Synthes-Stratec, Inc. (Health Care
  Equipment)(b)                                     1,700      1,677,523
------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)             60,700      4,144,865
========================================================================
                                                              14,434,505
========================================================================

TAIWAN-3.07%

Compal Electronics Inc. (Computer Hardware)     1,050,000      1,437,721
------------------------------------------------------------------------
Far Eastern Textile Ltd.-GDR (Industrial
  Conglomerates) (Acquired 11/12/99-11/15/99;
  Cost $230,553)(a)(c)(d)                          20,701        106,610
------------------------------------------------------------------------
Far Eastern Textile Ltd.-GDR (Industrial
  Conglomerates)                                   34,464        177,490
------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
TAIWAN-(CONTINUED)

Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment Manufacturers)            494,000   $  1,941,961
------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)                     96,000        901,767
------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)          499,000      1,226,929
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                       338,040      3,461,530
========================================================================
                                                               9,254,008
========================================================================

THAILAND-0.01%

Siam Commercial Bank PCL (Diversified
  Banks)(b)                                        32,800         44,700
========================================================================

UNITED KINGDOM-20.85%

AstraZeneca PLC (Pharmaceuticals)                  77,875      3,726,428
------------------------------------------------------------------------
Barclays PLC (Diversified Banks)                  367,700      3,271,153
------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                      701,200      2,641,704
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 104,500      1,891,969
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              137,200      1,751,540
------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)              76,400      1,746,076
------------------------------------------------------------------------
GUS PLC (Catalog Retail)(b)                       283,620      3,917,031
------------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)          66,200      1,838,012
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              262,700      5,159,559
------------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)          294,237      1,463,128
------------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)                                           59,490      1,551,865
------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(b)                                  1,399,600      1,924,219
------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                         727,275      2,934,722
------------------------------------------------------------------------
Next PLC (Department Stores)                      185,650      3,722,499
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        232,250      5,241,585
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(b)                            121,100      1,173,015
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         563,875      4,724,403
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Tesco PLC (Food Retail)                         1,097,511   $  5,050,884
------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)       39,000        889,929
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                   3,344,650      8,271,044
========================================================================
                                                              62,890,765
========================================================================
    Total Foreign Stocks (Cost $224,154,386)                 294,863,455
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-0.00%

INDIA-0.00%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, 01/01/05 (Cost
  $0)(e)(f)        INR                            187,000            263
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.26%

Liquid Assets Portfolio(g)                      3,403,797      3,403,797
------------------------------------------------------------------------
STIC Prime Portfolio(g)                         3,403,797      3,403,797
========================================================================
    Total Money Market Funds (Cost
      $6,807,594)                                              6,807,594
========================================================================
TOTAL INVESTMENTS-100.02% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $230,959,831)                301,671,312
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-8.70%

Liquid Assets Portfolio(g)(h)                  13,119,765     13,119,765
------------------------------------------------------------------------
STIC Prime Portfolio(g)(h)                     13,119,764     13,119,764
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $26,239,529)                                      26,239,529
========================================================================
TOTAL INVESTMENTS-108.71% (Cost
  $257,201,509)(i)                                           327,910,841
========================================================================
OTHER ASSETS LESS LIABILITIES-(8.71%)                        (26,259,239)
========================================================================
NET ASSETS-100.00%                                          $301,651,602
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
INR  - Indian Rupee

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $7,707,047, which represented 2.55% of the Fund's net assets .
(b) Non-income producing security.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $684,928 which represented 0.23% of the Fund's net assets.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) Hindustan Lever Ltd. security was received through a corporate action.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.
(i) Companhia Vale Do Rio Doce security was received through a Corporate action with no cost basis and as of 12/31/03 it has no market value.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $224,154,386)*                                $ 294,863,718
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $33,047,123)                               33,047,123
-------------------------------------------------------------
Foreign currencies, at value (cost $3,108,585)      3,142,268
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    237,319
-------------------------------------------------------------
  Dividends and interest                              381,875
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     53,150
-------------------------------------------------------------
Other assets                                              205
=============================================================
    Total assets                                  331,725,658
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,251,035
-------------------------------------------------------------
  Fund shares reacquired                            1,312,134
-------------------------------------------------------------
  Deferred compensation and retirement plans           64,909
-------------------------------------------------------------
  Collateral upon return of securities loaned      26,239,529
-------------------------------------------------------------
Accrued administrative services fees                  148,142
-------------------------------------------------------------
Accrued distribution fees -- Series II                  6,239
-------------------------------------------------------------
Accrued transfer agent fees                               575
-------------------------------------------------------------
Accrued operating expenses                             51,493
-------------------------------------------------------------
    Total liabilities                              30,074,056
=============================================================
Net assets applicable to shares outstanding     $ 301,651,602
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                 $ 336,683,661
-------------------------------------------------------------
  Undistributed net investment income               2,059,227
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and futures contracts                        (107,826,438)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and foreign
    currency contracts                             70,735,152
=============================================================
                                                $ 301,651,602
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 290,680,002
_____________________________________________________________
=============================================================
Series II                                       $  10,971,600
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           18,123,918
_____________________________________________________________
=============================================================
Series II                                             687,188
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       16.04
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       15.97
_____________________________________________________________
=============================================================

* At December 31, 2003, securities with an aggregate market value of $24,403,301 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $585,812)                                      $ 4,413,138
------------------------------------------------------------
Dividends from affiliated money market funds**       328,857
------------------------------------------------------------
Interest                                               7,723
============================================================
    Total investment income                        4,749,718
============================================================

EXPENSES:

Advisory fees                                      1,987,244
------------------------------------------------------------
Administrative services fees                         574,278
------------------------------------------------------------
Custodian fees                                       249,922
------------------------------------------------------------
Distribution fees -- Series II                        28,608
------------------------------------------------------------
Transfer agent fees                                   24,320
------------------------------------------------------------
Trustees' fees                                        12,218
------------------------------------------------------------
Other                                                 69,953
============================================================
    Total expenses                                 2,946,543
============================================================
Less: Fees waived and expense offset
  arrangements                                        (3,812)
============================================================
    Net expenses                                   2,942,731
============================================================
Net investment income                              1,806,987
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           12,770,314
------------------------------------------------------------
  Foreign currencies                                 308,021
------------------------------------------------------------
  Futures contracts                                  (94,909)
============================================================
                                                  12,983,426
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities (net of change in
    estimated tax on foreign investments held
    of $2,150 - Note 1E)                          56,984,388
============================================================
  Foreign currencies                                 (24,009)
============================================================
                                                  56,960,379
============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts and
  futures contracts                               69,943,805
============================================================
Net increase in net assets resulting from
  operations                                     $71,750,792
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,806,987    $  1,333,844
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    12,983,426     (39,275,081)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                          56,960,379      (1,847,384)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 71,750,792     (39,788,621)
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,397,568)     (1,721,606)
------------------------------------------------------------------------------------------
  Series II                                                        (32,274)       (128,621)
==========================================================================================
Decrease in net assets resulting from distributions             (1,429,842)     (1,850,227)
==========================================================================================
Share transactions-net:
  Series I                                                     (22,955,937)    (53,650,629)
------------------------------------------------------------------------------------------
  Series II                                                      1,955,740        (281,070)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (21,000,197)    (53,931,699)
==========================================================================================
    Net increase (decrease) in net assets                       49,320,753     (95,570,547)
==========================================================================================
Net assets:
  Beginning of year                                            252,330,849     347,901,396
==========================================================================================
  End of year (including undistributed net investment income of $2,059,227 and $1,371,560 for 2003 and 2002,
    respectively)                                             $301,651,602    $252,330,849
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such,

                       AIM V.I. INTERNATIONAL GROWTH FUND
     will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Further, AIM has voluntarily agreed to waive advisory fees of the fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary expense limitations may be modified or discontinued with approval of Board of Trustees without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $3,809.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $574,278 for such services of which AIM retained $71,188 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $27,528 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $28,608.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities and lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for period ending December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
                                                                         UNREALIZED
                         MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                          12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $4,762,632    $321,116,636   $(322,475,471)      $  --         $3,403,797    $82,050       $  --
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio       4,762,632     321,116,636    (322,475,471)         --          3,403,797     79,075          --
=============================================================================================================================
    Subtotal              $9,525,264    $642,233,272   $(644,950,942)      $  --         $6,807,594    $161,125      $  --
_____________________________________________________________________________________________________________________________
=============================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:
                                                                           UNREALIZED
                           MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                            12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003    INCOME*    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio    $21,993,496    $ 95,345,067   $(104,218,798)      $  --        $13,119,765    $85,321       $  --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        21,993,496      95,213,842    (104,087,573)         --         13,119,764     82,411          --
===============================================================================================================================
    Subtotal               $43,986,991    $190,558,909   $(208,306,371)      $  --        $26,239,529    $167,732      $  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

    Total                  $53,512,255    $832,792,181   $(853,257,313)      $  --        $33,047,123    $328,857      $  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $266,519.

NOTE 4--EXPENSES OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,221 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

                       AIM V.I. INTERNATIONAL GROWTH FUND

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $24,403,301 were on loan to brokers. The loans were secured by cash collateral of $26,239,529 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $167,732 for securities lending transactions.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003          2002
---------------------------------------------------------------
Distributions paid from Ordinary
  income                               $1,429,842    $1,850,227
_______________________________________________________________
===============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                   $   2,121,862
-------------------------------------------------------------
Unrealized appreciation -- investments             69,374,238
-------------------------------------------------------------
Temporary book/tax differences                        (62,634)
-------------------------------------------------------------
Capital loss carryforward                        (106,465,525)
-------------------------------------------------------------
Shares of beneficial interest                     336,683,661
=============================================================
Total net assets                                $ 301,651,602
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $25,820.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

    The Fund utilized $6,383,607 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2005                              $  1,015,513
-----------------------------------------------------------
December 31, 2006                                   342,962
-----------------------------------------------------------
December 31, 2007                                 1,051,669
-----------------------------------------------------------
December 31, 2009                                58,166,120
-----------------------------------------------------------
December 31, 2010                                45,889,261
===========================================================
Total capital loss carryforward                $106,465,525
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $197,071,060 and $213,093,076, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $72,128,655
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (2,780,237)
============================================================
Net unrealized appreciation of investment
  securities                                     $69,348,418
____________________________________________________________
============================================================
Cost of investments for tax purposes is
  $258,562,423.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2003, undistributed net investment income was increased by $310,522, undistributed net realized gains (losses) decreased by $310,522. This reclassification had no effect on the net assets of the Fund.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 11--SHARE INFORMATION

                                               CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                          2003                             2002
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     28,817,915    $ 368,653,132     90,761,628    $ 1,234,674,746
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                    25,266,333      310,191,013     51,994,896        669,355,587
============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         90,455        1,397,568        139,401          1,721,606
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                         2,098           32,274         10,449            128,621
============================================================================================================================
Reacquired:
  Series I                                                    (30,602,695)    (393,006,637)   (94,385,310)    (1,290,046,981)
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (24,962,888)    (308,267,547)   (51,648,761)      (669,765,278)
============================================================================================================================
                                                               (1,388,782)   $ (21,000,197)    (3,127,697)   $   (53,931,699)
____________________________________________________________________________________________________________________________
============================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.49       $  14.91    $  20.12    $  29.29    $  19.62
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09(a)        0.06(a)     0.08(a)     0.18        0.08(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.54          (2.40)      (4.83)      (7.88)      10.59
=========================================================================================================================
    Total from investment operations                              3.63          (2.34)      (4.75)      (7.70)      10.67
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.08)         (0.08)      (0.05)      (0.06)      (0.19)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --       (0.41)      (1.41)      (0.81)
=========================================================================================================================
    Total distributions                                          (0.08)         (0.08)      (0.46)      (1.47)      (1.00)
=========================================================================================================================
Net asset value, end of period                                $  16.04       $  12.49    $  14.91    $  20.12    $  29.29
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  29.06%        (15.67)%    (23.53)%    (26.40)%     55.04%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $290,680       $247,580    $347,528    $437,336    $454,060
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:                          1.10%(c)       1.09%       1.05%       1.02%       0.97%
=========================================================================================================================
Ratio of net investment income to average net assets              0.69%(c)       0.41%       0.46%       0.83%       0.38%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             79%            71%        109%         88%         97%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $254,591,727.

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                                 SERIES II
                                                              -----------------------------------------------
                                                                                           SEPTEMBER 19, 2001
                                                                    YEAR ENDED                (DATE SALES
                                                                   DECEMBER 31,              COMMENCED) TO
                                                              -----------------------         DECEMBER 31,
                                                               2003            2002               2001
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.45         $ 14.90            $14.42
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.06(a)         0.03(a)           0.01(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.51           (2.40)             0.93
=============================================================================================================
    Total from investment operations                             3.57           (2.37)             0.94
=============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.05)          (0.08)            (0.05)
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --             (0.41)
=============================================================================================================
    Total distributions                                         (0.05)          (0.08)            (0.46)
=============================================================================================================
Net asset value, end of period                                $ 15.97         $ 12.45            $14.90
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 28.68%         (15.89)%            6.63%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,972         $ 4,751            $  374
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.35%(c)        1.31%             1.30%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.35%(c)        1.34%             1.30%(d)
=============================================================================================================
Ratio of net investment income to average net assets             0.44%(c)        0.19%             0.22%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                         79%             71%              109%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $11,443,075.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                       AIM V.I. INTERNATIONAL GROWTH FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                       AIM V.I. INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Large Cap Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                         AIM V.I. LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.91%

AEROSPACE & DEFENSE-1.13%

United Technologies Corp.                        130    $   12,320
==================================================================

APPAREL RETAIL-1.74%

Gap, Inc. (The)                                  820        19,032
==================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.63%

Coach, Inc.(a)                                   470        17,742
==================================================================

APPLICATION SOFTWARE-1.10%

SAP A.G.-ADR (Germany)                           290        12,052
==================================================================

BIOTECHNOLOGY-2.06%

Genentech, Inc.(a)                               240        22,457
==================================================================

CASINOS & GAMING-2.55%

International Game Technology                    780        27,846
==================================================================

COMMUNICATIONS EQUIPMENT-6.95%

Cisco Systems, Inc.(a)                         2,050        49,794
------------------------------------------------------------------
Corning Inc.(a)                                  760         7,927
------------------------------------------------------------------
Juniper Networks, Inc.(a)                        640        11,955
------------------------------------------------------------------
QLogic Corp.(a)                                  120         6,192
==================================================================
                                                            75,868
==================================================================

COMPUTER HARDWARE-2.36%

Dell Inc.(a)                                     760        25,810
==================================================================

COMPUTER STORAGE & PERIPHERALS-3.21%

EMC Corp.(a)                                   2,000        25,840
------------------------------------------------------------------
Network Appliance, Inc.(a)                       450         9,238
==================================================================
                                                            35,078
==================================================================

CONSUMER FINANCE-3.90%

American Express Co.                             250        12,058
------------------------------------------------------------------
Capital One Financial Corp.                      110         6,742
------------------------------------------------------------------
MBNA Corp.                                       260         6,461
------------------------------------------------------------------
SLM Corp.                                        460        17,333
==================================================================
                                                            42,594
==================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.37%

Apollo Group, Inc.-Class A(a)                    230        15,640
------------------------------------------------------------------
Cendant Corp.(a)                               1,440        32,069
==================================================================
                                                            47,709
==================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.83%

Rockwell Automation, Inc.                        560        19,936
==================================================================

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

FOOTWEAR-0.69%

NIKE, Inc.-Class B                               110    $    7,531
==================================================================

GENERAL MERCHANDISE STORES-0.81%

Dollar General Corp.                             420         8,816
==================================================================

HEALTH CARE EQUIPMENT-9.23%

Boston Scientific Corp.(a)                       810        29,776
------------------------------------------------------------------
Guidant Corp.                                    380        22,876
------------------------------------------------------------------
St. Jude Medical, Inc.(a)                        130         7,976
------------------------------------------------------------------
Stryker Corp.                                    140        11,901
------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                         400        28,160
==================================================================
                                                           100,689
==================================================================

HEALTH CARE SERVICES-2.48%

Caremark Rx, Inc.(a)                             410        10,385
------------------------------------------------------------------
IMS Health Inc.                                  670        16,656
==================================================================
                                                            27,041
==================================================================

HEALTH CARE SUPPLIES-0.78%

Alcon, Inc. (Switzerland)                        140         8,476
==================================================================

HOME ENTERTAINMENT SOFTWARE-0.66%

Electronic Arts Inc.(a)                          150         7,167
==================================================================

HOME IMPROVEMENT RETAIL-2.79%

Home Depot, Inc. (The)                           420        14,906
------------------------------------------------------------------
Lowe's Cos., Inc.                                280        15,509
==================================================================
                                                            30,415
==================================================================

HOUSEWARES & SPECIALTIES-1.77%

Fortune Brands, Inc.                             270        19,302
==================================================================

INDUSTRIAL CONGLOMERATES-1.64%

3M Co.                                           210        17,856
==================================================================

INDUSTRIAL MACHINERY-0.66%

Dover Corp.                                      180         7,155
==================================================================

INTERNET RETAIL-2.51%

Amazon.com, Inc.(a)                              520        27,373
==================================================================

INTERNET SOFTWARE & SERVICES-2.61%

Yahoo! Inc.(a)                                   630        28,457
==================================================================

INVESTMENT BANKING & BROKERAGE-0.88%

Ameritrade Holding Corp.(a)                      680         9,568
==================================================================

IT CONSULTING & OTHER SERVICES-0.89%

Accenture Ltd.-Class A (Bermuda)(a)              370         9,738
==================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

MANAGED HEALTH CARE-4.10%

UnitedHealth Group Inc.                          770    $   44,799
==================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.00%

Citigroup Inc.                                   450        21,843
==================================================================

PERSONAL PRODUCTS-1.79%

Avon Products, Inc.                              290        19,572
==================================================================

PHARMACEUTICALS-1.64%

Mylan Laboratories Inc.                          440        11,114
------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       120         6,805
==================================================================
                                                            17,919
==================================================================

REGIONAL BANKS-0.25%

Popular, Inc. (Puerto Rico)                       60         2,696
==================================================================

RESTAURANTS-0.67%

Starbucks Corp.(a)                               220         7,273
==================================================================

SEMICONDUCTOR EQUIPMENT-1.01%

Applied Materials, Inc.(a)                       490        11,001
==================================================================

SEMICONDUCTORS-6.24%

Altera Corp.(a)                                  350         7,945
------------------------------------------------------------------
Analog Devices, Inc.                             190         8,674
------------------------------------------------------------------
Intel Corp.                                    1,600        51,520
==================================================================
                                                            68,139
==================================================================

SPECIALTY STORES-3.23%

AutoNation, Inc.(a)                              350         6,430
------------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Bed Bath & Beyond Inc.(a)                        250    $   10,838
------------------------------------------------------------------
Staples, Inc.(a)                                 660        18,018
==================================================================
                                                            35,286
==================================================================

SYSTEMS SOFTWARE-8.88%

Adobe Systems Inc.                               280        11,004
------------------------------------------------------------------
Microsoft Corp.                                1,370        37,730
------------------------------------------------------------------
Oracle Corp.(a)                                  560         7,392
------------------------------------------------------------------
Symantec Corp.(a)                                320        11,088
------------------------------------------------------------------
VERITAS Software Corp.(a)                        800        29,728
==================================================================
                                                            96,942
==================================================================

THRIFTS & MORTGAGE FINANCE-3.07%

Golden West Financial Corp.                      170        17,542
------------------------------------------------------------------
New York Community Bancorp, Inc.                 420        15,981
==================================================================
                                                            33,523
==================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.80%

Nextel Communications, Inc.-Class A(a)         1,090        30,585
==================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $950,642)                          1,057,606
==================================================================
TOTAL INVESTMENTS-96.91% (Cost $950,642)                 1,057,606
==================================================================
OTHER ASSETS LESS LIABILITIES-3.09%                         33,769
==================================================================
NET ASSETS-100.00%                                      $1,091,375
__________________________________________________________________
==================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost $950,642)      $1,057,606
------------------------------------------------------------
Cash                                                   7,081
------------------------------------------------------------
Receivables for:
  Dividends                                              151
------------------------------------------------------------
  Amount due from advisor                             44,604
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     1,076
============================================================
    Total assets                                   1,110,518
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                                3,257
------------------------------------------------------------
  Deferred compensation and retirement plans           1,076
------------------------------------------------------------
Accrued administrative services fees                     666
------------------------------------------------------------
Accrued distribution fees -- Series II                    78
------------------------------------------------------------
Accrued transfer agent fees                               25
------------------------------------------------------------
Accrued operating expenses                            14,041
============================================================
    Total liabilities                                 19,143
============================================================
Net assets applicable to shares outstanding       $1,091,375
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                   $  998,284
------------------------------------------------------------
  Undistributed net investment income (loss)          (1,131)
------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                            (12,742)
------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                       106,964
============================================================
                                                  $1,091,375
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $  545,828
____________________________________________________________
============================================================
Series II                                         $  545,547
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                              50,075
____________________________________________________________
============================================================
Series II                                             50,050
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    10.90
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    10.90
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the period August 29, 2003 (date operations commenced) through December 31, 2003.

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3)   $  1,900
-----------------------------------------------------------
Interest                                                148
===========================================================
    Total investment income                           2,048
===========================================================

EXPENSES:

Advisory fees                                         2,683
-----------------------------------------------------------
Administrative services fees                         17,790
-----------------------------------------------------------
Custodian fees                                        5,577
-----------------------------------------------------------
Distribution fees -- Series II                          447
-----------------------------------------------------------
Transfer agent fees                                      25
-----------------------------------------------------------
Trustees' fees                                        3,534
-----------------------------------------------------------
Reports to shareholders                               8,264
-----------------------------------------------------------
Professional fees                                    13,700
-----------------------------------------------------------
Other                                                   458
===========================================================
    Total expenses                                   52,478
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangements                       (47,563)
-----------------------------------------------------------
    Net expenses                                      4,915
===========================================================
Net investment income (loss)                         (2,867)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (12,742)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                             106,964
-----------------------------------------------------------
Net gain from investment securities                  94,222
===========================================================
Net increase in net assets resulting from
  operations                                       $ 91,355
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period August 29, 2003 (date operations commenced) through December 31, 2003.

                                                                   2003
--------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $   (2,867)
--------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              (12,742)
--------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     106,964
==========================================================================
    Net increase in net assets resulting from operations            91,355
==========================================================================
Distributions to shareholders from net investment income:
  Series I                                                            (785)
--------------------------------------------------------------------------
  Series II                                                           (520)
==========================================================================
  Decrease in net assets resulting from distributions               (1,305)
==========================================================================
Share transactions-net:
  Series I                                                         500,795
--------------------------------------------------------------------------
  Series II                                                        500,530
==========================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          1,001,325
==========================================================================
    Net increase in net assets                                   1,091,375
==========================================================================

NET ASSETS:

  Beginning of period                                                   --
==========================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,131))                                  $1,091,375
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations August 29, 2003.

    The Fund's primary investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code

                         AIM V.I. LARGE CAP GROWTH FUND
     necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, 0.70% of the next $1 billion, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2003. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the period August 29, 2003 (date operations commenced) through December 31, 2003, AIM waived fees of $2,683 and reimbursed expenses of $44,604.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the period August 29, 2003 (date operations commenced) through December 31, 2003, the Fund paid AIM $17,790 for such services, of which AIM retained $17,123 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the period August 29, 2003 (date operations commenced) through December 31, 2003, AISI retained no fees for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the period August 29, 2003 (date operations commenced) through December 31, 2003, the Series II shares paid $269 after AIM Distributors waived plan fees of $178.

    Certain officers and trustees of the Trust are officers of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expense under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $98 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $98.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

                         AIM V.I. LARGE CAP GROWTH FUND

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that participate in a retirement plan and receive benefits under such plan.

    During the period August 29, 2003 (date operations commenced) through December 31, 2003, the Fund paid legal fees of $624 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                      2003
-----------------------------------------------------------
Distributions paid from ordinary income              $1,305
___________________________________________________________
===========================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments            $  106,516
------------------------------------------------------------
Temporary book/tax differences                        (1,131)
------------------------------------------------------------
Capital loss carryforward                             (5,215)
------------------------------------------------------------
Post-October capital loss deferral                    (7,079)
------------------------------------------------------------
Shares of beneficial interest                        998,284
============================================================
Total net assets                                  $1,091,375
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
December 31, 2011                                 $5,215
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period August 29, 2003 (date operations commenced) through December 31, 2003 was $1,337,392 and $373,996, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                       $110,114
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                              (3,598)
===========================================================
Net unrealized appreciation of investment
  securities                                       $106,516
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $951,090.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of stock issuance costs on December 31, 2003, undistributed net investment income was increased by $3,041 and shares of beneficial interest decreased by $3,041. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 9--SHARE INFORMATION

                            CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------
                                                                    THE PERIOD
                                                                  AUGUST 29, 2003
                                                                 (DATE OPERATIONS
                                                                    COMMENCED)
                                                                  TO DECEMBER 31,
                                                                       2003
                                                              -----------------------
                                                               SHARES        AMOUNT
-------------------------------------------------------------------------------------
Sold:
  Series I                                                      50,001     $  500,010
-------------------------------------------------------------------------------------
  Series II                                                     50,001        500,010
=====================================================================================
Issued as reinvestment of dividends:
  Series I                                                          74            785
-------------------------------------------------------------------------------------
  Series II                                                         49            520
=====================================================================================
                                                               100,125     $1,001,325
_____________________________________________________________________________________
=====================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period August 29, 2003 (date operations commenced) through December 31, 2003.


                                                                    SERIES I
                                                                ----------------
                                                                AUGUST 29, 2003
                                                                (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                DECEMBER 31,
                                                                   2003
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.95
================================================================================
    Total from investment operations                                   0.92
================================================================================
Less distributions from net investment income                         (0.02)
================================================================================
Net asset value, end of period                                       $10.90
================================================================================
Total return(a)                                                        9.16%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  546
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                          1.33%(b)
--------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                      14.54%(b)
________________________________________________________________________________
================================================================================
Ratio of net investment income (loss) to average net assets           (0.73)%(b)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(c)                                               37%
________________________________________________________________________________
================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average net assets of $522,362.
(c)  Not annualized for periods less than one year.

                         AIM V.I. LARGE CAP GROWTH FUND


                                                                   SERIES II
                                                                ---------------
                                                                AUGUST 29, 2003
                                                                     (DATE
                                                                  OPERATIONS
                                                                  COMMENCED)
                                                                TO DECEMBER 31,
                                                                     2003
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $  10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)
-------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.94
===============================================================================
    Total from investment operations                                   0.91
===============================================================================
Less distributions from net investment income                         (0.01)
===============================================================================
Net asset value, end of period                                     $  10.90
_______________________________________________________________________________
===============================================================================
Total return(a)                                                        9.11%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $    546
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                          1.48%(b)
-------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                      14.79%(b)
_______________________________________________________________________________
===============================================================================
Ratio of net investment income (loss) to average net assets           (0.88)%(b)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate(c)                                               37%
_______________________________________________________________________________
===============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average daily net assets of $522,226.
(c)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the

                         AIM V.I. LARGE CAP GROWTH FUND

Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                         AIM V.I. LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Mid Cap Core Equity Fund, formerly AIM V.I. Mid Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                       AIM V.I. MID CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-83.09%

AEROSPACE & DEFENSE-1.35%

L-3 Communications Holdings, Inc.(a)               78,200   $  4,016,352
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.35%

V. F. Corp.                                        93,000      4,021,320
========================================================================

APPLICATION SOFTWARE-0.55%

Cadence Design Systems, Inc.(a)                    90,900      1,634,382
========================================================================

COMMERCIAL PRINTING-1.32%

Valassis Communications, Inc.(a)                  134,000      3,932,900
========================================================================

COMPUTER HARDWARE-0.98%

Diebold, Inc.                                      54,000      2,908,980
========================================================================

CONSTRUCTION MATERIALS-0.63%

Martin Marietta Materials, Inc.                    39,700      1,864,709
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.40%

Affiliated Computer Services, Inc.-Class A(a)      56,200      3,060,652
------------------------------------------------------------------------
Ceridian Corp.(a)                                 306,000      6,407,640
------------------------------------------------------------------------
Certegy Inc.                                      111,000      3,640,800
========================================================================
                                                              13,109,092
========================================================================

DISTRIBUTORS-1.14%

Genuine Parts Co.                                 102,000      3,386,400
========================================================================

DIVERSIFIED CHEMICALS-0.81%

Engelhard Corp.                                    81,000      2,425,950
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.86%

Viad Corp.                                        102,700      2,567,500
========================================================================

ELECTRIC UTILITIES-3.33%

FPL Group, Inc.                                    28,700      1,877,554
------------------------------------------------------------------------
TECO Energy, Inc.                                 181,800      2,619,738
------------------------------------------------------------------------
Wisconsin Energy Corp.                            162,000      5,418,900
========================================================================
                                                               9,916,192
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.23%

Rockwell Automation, Inc.                          83,200      2,961,920
------------------------------------------------------------------------
Roper Industries, Inc.                             75,000      3,694,500
========================================================================
                                                               6,656,420
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-5.87%

Agilent Technologies, Inc.(a)                      84,500      2,470,780
------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                          43,000      2,748,990
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

Mettler-Toledo International Inc.
  (Switzerland)(a)                                 92,600   $  3,908,646
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   111,000      2,541,900
------------------------------------------------------------------------
Waters Corp.(a)                                   176,000      5,836,160
========================================================================
                                                              17,506,476
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.73%

Molex Inc.-Class A                                 74,000      2,172,640
========================================================================

ENVIRONMENTAL SERVICES-1.81%

Republic Services, Inc.                           210,000      5,382,300
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.24%

Scotts Co. (The)-Class A(a)                        62,600      3,703,416
========================================================================

FOOD RETAIL-2.00%

Kroger Co. (The)(a)                               189,100      3,500,241
------------------------------------------------------------------------
Safeway Inc.(a)                                   112,000      2,453,920
========================================================================
                                                               5,954,161
========================================================================

FOOTWEAR-1.16%

NIKE, Inc.-Class B                                 50,500      3,457,230
========================================================================

GENERAL MERCHANDISE STORES-1.10%

Family Dollar Stores, Inc.                         91,100      3,268,668
========================================================================

HEALTH CARE DISTRIBUTORS-0.66%

AmerisourceBergen Corp.                            35,000      1,965,250
========================================================================

HEALTH CARE EQUIPMENT-2.76%

Apogent Technologies Inc.(a)                      260,000      5,990,400
------------------------------------------------------------------------
Bard (C.R.), Inc.                                  27,700      2,250,625
========================================================================
                                                               8,241,025
========================================================================

HEALTH CARE SERVICES-1.85%

IMS Health Inc.                                   221,900      5,516,434
========================================================================

HEALTH CARE SUPPLIES-1.05%

Millipore Corp.(a)                                 72,900      3,138,345
========================================================================

HOME FURNISHINGS-1.52%

Mohawk Industries, Inc.(a)                         64,200      4,528,668
========================================================================

HOUSEWARES & SPECIALTIES-1.32%

Newell Rubbermaid Inc.                            172,200      3,920,994
========================================================================

INDUSTRIAL MACHINERY-6.03%

Dover Corp.                                       180,000      7,155,000
------------------------------------------------------------------------
ITT Industries, Inc.                               31,100      2,307,931
------------------------------------------------------------------------
Pentair, Inc.                                      90,900      4,154,130
------------------------------------------------------------------------

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
INDUSTRIAL MACHINERY-(CONTINUED)

SPX Corp.(a)                                       74,200   $  4,363,702
========================================================================
                                                              17,980,763
========================================================================

LEISURE PRODUCTS-2.53%

Brunswick Corp.                                   237,000      7,543,710
========================================================================

METAL & GLASS CONTAINERS-1.40%

Pactiv Corp.(a)                                   175,000      4,182,500
========================================================================

OFFICE SERVICES & SUPPLIES-1.75%

Herman Miller, Inc.                               133,000      3,227,910
------------------------------------------------------------------------
Pitney Bowes Inc.                                  49,100      1,994,442
========================================================================
                                                               5,222,352
========================================================================

OIL & GAS DRILLING-1.03%

Noble Corp. (Cayman Islands)(a)                    86,000      3,077,080
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.10%

BJ Services Co.(a)                                 86,000      3,087,400
------------------------------------------------------------------------
Cooper Cameron Corp.(a)                            66,200      3,084,920
------------------------------------------------------------------------
Smith International, Inc.(a)                       73,700      3,060,024
========================================================================
                                                               9,232,344
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.91%

Devon Energy Corp.                                 36,417      2,085,238
------------------------------------------------------------------------
Pioneer Natural Resources Co.(a)                  100,000      3,193,000
------------------------------------------------------------------------
XTO Energy, Inc.                                  120,300      3,404,490
========================================================================
                                                               8,682,728
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.29%

Valero Energy Corp.                                83,000      3,846,220
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.28%

Principal Financial Group, Inc.                   115,000      3,803,050
========================================================================

PACKAGED FOODS & MEATS-2.16%

Campbell Soup Co.                                 240,000      6,432,000
========================================================================

PHARMACEUTICALS-1.04%

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         54,700      3,102,037
========================================================================

PROPERTY & CASUALTY INSURANCE-1.11%

ACE Ltd. (Cayman Islands)                          80,000      3,313,600
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PUBLISHING-1.52%

Lee Enterprises, Inc.                              33,000   $  1,440,450
------------------------------------------------------------------------
New York Times Co. (The)-Class A                   65,000      3,106,350
========================================================================
                                                               4,546,800
========================================================================

REGIONAL BANKS-1.81%

Marshall & Ilsley Corp.                            43,100      1,648,575
------------------------------------------------------------------------
TCF Financial Corp.                                72,700      3,733,145
========================================================================
                                                               5,381,720
========================================================================

RESTAURANTS-0.79%

Outback Steakhouse, Inc.                           53,000      2,343,130
========================================================================

SEMICONDUCTOR EQUIPMENT-2.09%

ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                178,500      3,578,925
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          62,900      2,644,945
========================================================================
                                                               6,223,870
========================================================================

SEMICONDUCTORS-2.09%

Microchip Technology Inc.                         101,550      3,387,708
------------------------------------------------------------------------
Xilinx, Inc.(a)                                    73,700      2,855,138
========================================================================
                                                               6,242,846
========================================================================

SPECIALTY CHEMICALS-2.58%

International Flavors & Fragrances Inc.           220,000      7,682,400
========================================================================

SYSTEMS SOFTWARE-2.69%

Computer Associates International, Inc.           293,400      8,021,556
========================================================================

THRIFTS & MORTGAGE FINANCE-0.81%

MGIC Investment Corp.                              42,500      2,419,950
========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.06%

W.W. Grainger, Inc.                                66,700      3,160,913
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $208,600,730)                                    247,637,373
========================================================================

MONEY MARKET FUNDS-21.03%

Liquid Assets Portfolio(b)                     31,340,710     31,340,710
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        31,340,710     31,340,710
========================================================================
    Total Money Market Funds (Cost
      $62,681,420)                                            62,681,420
========================================================================
TOTAL INVESTMENTS-104.12% (Cost $271,282,150)                310,318,793
========================================================================
OTHER ASSETS LESS LIABILITIES-(4.12%)                        (12,282,811)
========================================================================
NET ASSETS-100.00%                                          $298,035,982
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $208,600,730)                                  $247,637,373
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $62,681,420)                               62,681,420
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    418,345
-------------------------------------------------------------
  Dividends                                           236,166
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     11,625
=============================================================
    Total assets                                  310,984,929
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            12,678,056
-------------------------------------------------------------
  Fund shares reacquired                               59,404
-------------------------------------------------------------
  Deferred compensation and retirement plans           12,465
-------------------------------------------------------------
Accrued administrative services fees                  157,544
-------------------------------------------------------------
Accrued distribution fees-Series II                     2,400
-------------------------------------------------------------
Accrued transfer agent fees                             2,076
-------------------------------------------------------------
Accrued operating expenses                             37,002
=============================================================
    Total liabilities                              12,948,947
=============================================================
Net assets applicable to shares outstanding      $298,035,982
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $259,256,338
-------------------------------------------------------------
Undistributed net investment income                    13,423
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (270,422)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       39,036,643
=============================================================
                                                 $298,035,982
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $293,161,911
_____________________________________________________________
=============================================================
Series II                                        $  4,874,071
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           24,298,671
_____________________________________________________________
=============================================================
Series II                                             405,738
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.06
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.01
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,166)                                        $ 1,436,566
------------------------------------------------------------
Dividends from affiliated money market funds         346,925
------------------------------------------------------------
Interest                                                 640
============================================================
    Total investment income                        1,784,131
============================================================

EXPENSES:

Advisory fees                                      1,192,366
------------------------------------------------------------
Administrative services fees                         447,630
------------------------------------------------------------
Custodian fees                                        61,710
------------------------------------------------------------
Distribution fees -- Series II                         5,236
------------------------------------------------------------
Transfer agent fees                                   12,488
------------------------------------------------------------
Trustees' fees                                         9,529
------------------------------------------------------------
Other                                                 42,092
============================================================
    Total expenses                                 1,771,051
============================================================
Less: Fees waived and expense offset
  arrangements                                        (5,161)
============================================================
    Net expenses                                   1,765,890
============================================================
Net investment income                                 18,241
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       3,119,954
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           41,836,612
============================================================
Net gain from investment securities               44,956,566
============================================================
Net increase in net assets resulting from
  operations                                     $44,974,807
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $     18,241    $   (78,935)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            3,119,954     (1,713,107)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       41,836,612     (3,274,673)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 44,974,807     (5,066,715)
=========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (1,650,955)            --
-----------------------------------------------------------------------------------------
  Series II                                                        (26,270)            --
=========================================================================================
    Decrease in net assets resulting from distributions         (1,677,225)            --
=========================================================================================
Share transactions-net:
  Series I                                                     182,089,750     63,740,733
-----------------------------------------------------------------------------------------
  Series II                                                      3,163,852        775,016
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              185,253,602     64,515,749
=========================================================================================
    Net increase in net assets                                 228,551,184     59,449,034
=========================================================================================

NET ASSETS:

  Beginning of year                                             69,484,798     10,035,764
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $13,423 and $(4,818) for 2003 and 2002,
    respectively)                                             $298,035,982    $69,484,798
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise stated.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean

                       AIM V.I. MID CAP CORE EQUITY FUND
     between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30% through December 31, 2003. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $5,000.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the participants of separate accounts and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2003, the Fund paid AIM $447,630 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $10,522 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid 5,236.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.
                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                             UNREALIZED
                              MARKET VALUE    PURCHASES       PROCEEDS      APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND                           12/31/2002      AT COST       FROM SALES    (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $ 7,477,972    $ 74,372,576   $ 50,509,838        $--         $31,340,710    $175,132       $--
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio            7,477,972      74,372,576     50,509,838         --          31,340,710    171,793         --
=================================================================================================================================
                              $14,955,944    $148,745,152   $101,019,676        $--         $62,681,420    $346,925       $--
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $161 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $161.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,878 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                             2003       2002
------------------------------------------------------------
Distributions paid from ordinary income   $1,677,225    $--
____________________________________________________________
============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $    242,829
-------------------------------------------------------------
Unrealized appreciation -- investments             38,545,543
-------------------------------------------------------------
Temporary book/tax differences                         (8,728)
-------------------------------------------------------------
Shares of beneficial interest                     259,256,338
=============================================================
Total net assets                                 $298,035,982
_____________________________________________________________
=============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains

                       AIM V.I. MID CAP CORE EQUITY FUND
and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.
NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $196,482,686 and $49,599,546, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                     $39,267,871
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (722,328)
============================================================
Net unrealized appreciation of investment
  securities                                     $38,545,543
____________________________________________________________
============================================================
Cost of investments for tax purposes is $271,773,250.

NOTE 9--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------
                                  2003                         2002
                       --------------------------    ------------------------
                         SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
Sold:
  Series I             18,564,670    $196,407,917    7,099,303    $71,687,663
-----------------------------------------------------------------------------
  Series II               365,523       4,040,389       84,599        847,018
=============================================================================
Reacquired:
  Series I             (1,431,786)    (14,318,167)    (820,000)    (7,946,930)
-----------------------------------------------------------------------------
  Series II               (87,420)       (876,537)      (7,021)       (72,002)
=============================================================================
                       17,410,987    $185,253,602    6,356,881    $64,515,749
_____________________________________________________________________________
=============================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                SERIES I
                                                              --------------------------------------------

                                                                    YEAR ENDED          SEPTEMBER 10, 2001
                                                                   DECEMBER 31,         (DATE OPERATIONS
                                                              ----------------------    COMMENCED) TO
                                                                2003          2002      DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.53       $ 10.72          $10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.00(a)    (0.02)(a)          0.00
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.60         (1.17)           0.74
==========================================================================================================
    Total from investment operations                              2.60         (1.19)           0.74
==========================================================================================================
Less distributions:
  Dividends from net investment income                              --            --           (0.02)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.07)           --              --
==========================================================================================================
Net asset value, end of period                                $  12.06       $  9.53          $10.72
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  27.31%       (11.10)%          7.37%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $293,162       $68,271          $9,500
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.07%(c)      1.30%           1.27%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.07%(c)      1.30%           5.16%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets       0.01%(c)     (0.22)%         (0.08)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                          37%           36%             20%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $162,369,892.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                       AIM V.I. MID CAP CORE EQUITY FUND


                                                                                SERIES II
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 10, 2001
                                                                   YEAR ENDED             (DATE OPERATIONS
                                                                  DECEMBER 31,            COMMENCED) TO
                                                              --------------------        DECEMBER 31,
                                                               2003         2002              2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.51       $ 10.71              $10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)(a)     (0.04)(a)           (0.01)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.60         (1.16)               0.73
============================================================================================================
    Total from investment operations                            2.57         (1.20)               0.72
============================================================================================================
Less distributions:
  Dividends from net investment income                            --            --               (0.01)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.07)           --                  --
============================================================================================================
Net asset value, end of period                                $12.01       $  9.51              $10.71
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                27.05%       (11.20)%              7.22%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,874       $ 1,214              $  536
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.32%(c)      1.45%               1.44%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.32%(c)      1.55%               5.44%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.24)%(c)    (0.37)%             (0.25)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                        37%           36%                 20%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $2,094,331.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                       AIM V.I. MID CAP CORE EQUITY FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                       AIM V.I. MID CAP CORE EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds



We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 2004

                           AIM V.I. MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2003


                                            PAR
                                MATURITY   (000)       VALUE
---------------------------------------------------------------
COMMERCIAL PAPER-16.04%(a)

ASSET-BACKED SECURITIES-FULLY
  BACKED-5.00%

Aquinas Funding LLC
  (Rabobank-ABS Program
  Sponsor) (Acquired 10/07/03;
  Cost $1,994,256)
  1.10%(b)                      01/09/04   $2,000   $ 1,999,511
---------------------------------------------------------------
  (Acquired 09/18/03; Cost
  $1,988,800) 1.12%(b)          03/16/04   2,000      1,995,334
===============================================================
                                                      3,994,845
===============================================================

ASSET-BACKED SECURITIES-MULTI-
  PURPOSE-0.41%

Sheffield Receivables Corp.
  (Barclays Bank PLC-New York
  Branch-ABS Program Sponsor)
  1.10%                         01/13/04     330        329,879
===============================================================

ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-4.38%

FCAR Owner Trust-Series II
  (Ford Motor Credit Co.-ABS
  Program Sponsor)
  1.09%                         02/13/04   2,000      1,997,396
---------------------------------------------------------------
New Center Asset Trust-Series
  A-1 (General Motors
  Acceptance Corp.-ABS Program
  Sponsor)
  1.10%                         02/17/04   1,500      1,497,846
===============================================================
                                                      3,495,242
===============================================================

OTHER DIVERSIFIED FINANCIAL
  SERVICES-5.00%

GE Capital International
  Funding, Inc.- Series A
  (Acquired 10/09/03; Cost
  $3,988,267)
  1.10%(b)                      01/13/04   4,000      3,998,533
===============================================================

REGIONAL BANKS-1.25%

Banque et Caisse d'Epargne de
  l'Etat (Luxembourg)
  1.18%                         06/07/04   1,000        994,821
===============================================================
    Total Commercial Paper
      (Cost $12,813,320)                             12,813,320
===============================================================

VARIABLE RATE DEMAND
  NOTES-15.92%(c)

INSURED-5.57%(d)(e)(f)

Michigan (State of) Western
  Michigan University; Taxable
  Series 2002 B RB,
  1.17%                         11/15/32   2,920      2,920,000
---------------------------------------------------------------
Omaha (City of), Nebraska;
  Special Tax Redevelopment
  Series B RB,
  1.22%                         02/01/13   1,530      1,530,000
===============================================================
                                                      4,450,000
===============================================================

                                            PAR
                                MATURITY   (000)       VALUE
---------------------------------------------------------------

LETTER OF CREDIT
  GUARANTEED-10.35%(d)(e)(g)

Albuquerque (City of), New
  Mexico (Ktech Corp.
  Project); Series 2002 IDR
  (LOC-Wells Fargo Bank N.A.),
  1.30%                         11/01/22   $1,725   $ 1,725,000
---------------------------------------------------------------
Corp. Finance Managers,
  Floating Rate Notes
  (LOC-Wells Fargo Bank N.A.),
  1.30%                         02/02/43   2,615      2,615,000
---------------------------------------------------------------
Dome Corp.; Floating Rate
  Notes (LOC-Wachovia Bank
  N.A.)
  (Acquired 12/20/02; Cost
  $665,000),
  1.14%(b)                      08/31/16     665        665,000
---------------------------------------------------------------
Folk Financial Services
  Inc.-Series A, Floating Rate
  Loan Program Notes
  (LOC-National City Bank),
  1.18%                         10/15/27   1,065      1,065,000
---------------------------------------------------------------
Moon (City of), Pennsylvania
  Industrial Development
  Authority (One Thorn Run
  Project); Series 1995 IDR
  (LOC-National City Bank),
  1.18%                         11/01/15   1,000      1,000,000
---------------------------------------------------------------
Roman Catholic Diocese of
  Charlotte, North Carolina;
  Series 2002 RB (LOC-Wachovia
  Bank N.A.),
  1.14%                         05/01/14   1,200      1,200,000
===============================================================
                                                      8,270,000
===============================================================
    Total Variable Rate Demand
      Notes (Cost $12,720,000)                       12,720,000
===============================================================

MASTER NOTE
  AGREEMENTS-11.27%(h)

Merrill Lynch Mortgage
  Capital, Inc.
  (Acquired 08/25/03; Cost
    $5,000,000)
  1.14%(b)(i)                   02/23/04   5,000      5,000,000
---------------------------------------------------------------
Morgan Stanley
  (Acquired 09/15/03; Cost
    $4,000,000)
  1.05%(b)(j)                   06/14/04   4,000      4,000,000
===============================================================
    Total Master Note
      Agreements (Cost
      $9,000,000)                                     9,000,000
===============================================================

CERTIFICATES OF DEPOSIT-10.76%

ABN AMRO Bank N.V.
  (Netherlands)
  1.38%                         08/27/04     600        600,179
---------------------------------------------------------------
Barclays Bank PLC (United
  Kingdom)
  1.27%                         07/22/04   1,000      1,000,000
---------------------------------------------------------------
HBOS Treasury Services PLC
  (United Kingdom)
  1.16%                         03/22/04   2,000      2,000,000
---------------------------------------------------------------
  1.15%                         06/29/04   2,000      2,000,000
---------------------------------------------------------------
National Australia Bank Ltd.
  (Australia)
  1.26%                         08/24/04   1,000      1,000,000
---------------------------------------------------------------

                           AIM V.I. MONEY MARKET FUND


                                            PAR
                                MATURITY   (000)       VALUE
---------------------------------------------------------------
Societe Generale (France)
  1.11%(k)                      10/01/04   $2,000   $ 1,999,471
===============================================================
    Total Certificates Of
      Deposit (Cost
      $8,599,650)                                     8,599,650
===============================================================

ASSET-BACKED NOTES-7.94%

CONSUMER RECEIVABLES-1.68%

Honda Auto Receivables 2003-2
  Owner Trust, Class A-1
  Notes,
  1.23%                         06/11/04     270        270,020
---------------------------------------------------------------
Nissan Auto Receivables 2003-B
  Owner Trust, Class A-1
  Notes,
  1.17%                         06/15/04   1,069      1,069,386
===============================================================
                                                      1,339,406
===============================================================

STRUCTURED-6.26%

Holmes Financing (No. 7) PLC
  (United Kingdom)-Series 1,
  Class A, Floating Rate
  Bonds,
  1.12%(k)                      04/15/04   5,000      5,000,000
===============================================================
    Total Asset-Backed Notes
      (Cost $6,339,406)                               6,339,406
===============================================================

U.S. GOVERNMENT AGENCY
  SECURITIES-6.26%

FEDERAL HOME LOAN BANK-6.26%

Unsec. Bonds,
  3.75%                         02/13/04   1,000      1,002,749
---------------------------------------------------------------
  1.03%                         07/23/04   2,000      2,000,000
---------------------------------------------------------------
  1.46%                         11/17/04   2,000      2,000,000
===============================================================
    Total U.S. Government
      Agency Securities (Cost
      $5,002,749)                                     5,002,749
===============================================================

FUNDING AGREEMENTS-3.75%

New York Life Insurance Co.
  (Acquired 04/03/03; Cost
  $3,000,000) 1.25%(b)(k)(l)    04/07/04   3,000      3,000,000
===============================================================
    Total Investments
      (excluding Repurchase
      Agreements) (Cost
      $57,475,125)                                   57,475,125
===============================================================

                                            PAR
                                MATURITY   (000)       VALUE
---------------------------------------------------------------

REPURCHASE AGREEMENTS-28.08%

ABN AMRO Bank N.V.-New York
  Branch (Netherlands)
  0.98%(m)                      01/02/04   $1,432   $ 1,432,227
---------------------------------------------------------------
Citigroup Global Markets Inc.
  0.98%(n)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
Goldman, Sachs & Co.
  1.00%(o)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
Greenwich Capital Markets,
  Inc.-New York Branch (United
  Kingdom)
  1.00%(p)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
JP Morgan Securities Inc.
  1.00%(q)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
Morgan Stanley & Co. Inc.
  0.98%(r)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
UBS Warburg LLC-New York
  Branch (Switzerland)
  0.99%(s)                      01/02/04   3,000      3,000,000
---------------------------------------------------------------
Wachovia Securities, Inc.
  1.00%(t)                      01/02/04   3,000      3,000,000
===============================================================
    Total Repurchase
      Agreements (Cost
      $22,432,227)                                   22,432,227
===============================================================
TOTAL INVESTMENTS-100.02%
  (cost $79,907,352)(u)                              79,907,352
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(0.02%)                                   (19,458)
===============================================================
NET ASSETS-100.00%                                  $79,887,894
_______________________________________________________________
===============================================================

                           AIM V.I. MONEY MARKET FUND

Investment Abbreviations:

ABS     - Asset Backed Security
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $20,658,378, which represented 25.86% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest on these securities are taxable income to the Fund.
(d) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(e) Interest rates are redetermined weekly. Rates shown are rates in effect on 12/31/03.
(f) Principal and interest payments are secured by bond insurance provided by Ambac Assurance Corp.
(g) Principal and interest payments are guaranteed by the letter of credit agreement.
(h) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days notice. Interest rates on master notes are redetermined daily. Rate shown is the rate in effect on 12/31/03.
(j) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven business days notice. Interest rates on master notes are redetermined daily. Rate shown is the rate in effect on 12/31/03.
(k) Interest rates are redetermined monthly. Rates shown are rates in effect on 12/31/03.
(l) Security considered to be illiquid. The market value of this security considered illiquid at 12/31/03 represented 3.75% of the Fund's net assets.
(m) Joint repurchase agreement entered into 12/31/03 with a maturing value of $250,013,611. Collateralized by $243,696,000 U.S. Government obligations, 0% to 6.63% due 02/24/04 to 01/02/14 with an aggregate market value at 12/31/03 of $255,000,618.
(n) Joint repurchase agreement entered into 12/31/03 with a maturing value of $500,027,222. Collateralized by $516,663,000 U.S. Government obligations, 0% to 7% due 06/15/05 to 04/15/42 with an aggregate market value at 12/31/03 of $510,001,001.
(o) Joint repurchase agreement entered into 12/31/03 with a maturing value of $500,027,778. Collateralized by $503,392,668 U.S. Government obligations, 3.50% to 9.00% due 11/01/07 to 12/01/33 with an aggregate market value at 12/31/03 of $510,000,000.
(p) Joint repurchase agreement entered into 12/31/03 with a maturing value of $1,000,055,556. Collateralized by $1,000,601,378 U.S. Government
    obligations, 0% to 7.50% due 12/01/10 to 07/01/42 with an aggregate market value at 12/31/03 of $1,020,002,880.
(q) Joint repurchase agreement entered into 12/31/03 with a maturing value of $250,013,889. Collateralized by $242,644,210 U.S. Government obligations, 3.50% to 8.50% due 07/01/10 to 12/01/33 with an aggregate market value at 12/31/03 of $255,000,401.
(r) Joint repurchase agreement entered into 12/31/03 with a maturing value of $250,013,611. Collateralized by $248,968,766 U.S. Government obligations, 3.19% to 8.50% due 12/01/09 to 12/01/33 with an aggregate market value at 12/31/03 of $255,637,695.
(s) Joint repurchase agreement entered into 12/31/03 with a maturing value of $750,041,250. Collateralized by $748,530,991 U.S. Government obligations, 4.50% to 7.50% due 09/01/09 to 01/01/34 with an aggregate market value at 12/31/03 of $765,002,221.
(t) Joint repurchase agreement entered into 12/31/03 with a maturing value of $1,000,055,556. Collateralized by $1,027,984,250 U.S. Government
    obligations, 0% to 6% due 05/15/05 to 01/01/34 with an aggregate market value at 12/31/03 of $1,020,000,834.
(u) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, excluding repurchase agreements,
  at value (amortized cost)                      $57,475,125
------------------------------------------------------------
Repurchase agreements                             22,432,227
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    69,718
------------------------------------------------------------
  Interest                                            80,644
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    46,140
============================================================
    Total assets                                  80,103,854
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             112,920
------------------------------------------------------------
  Deferred compensation and retirement plans          49,906
------------------------------------------------------------
Accrued administrative services fees                  37,775
------------------------------------------------------------
Accrued distribution fees -- Series II                 1,594
------------------------------------------------------------
Accrued transfer agent fees                              396
------------------------------------------------------------
Accrued operating expenses                            13,369
============================================================
    Total liabilities                                215,960
============================================================
Net assets applicable to shares outstanding      $79,887,894
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $79,886,468
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                           1,426
============================================================
                                                 $79,887,894
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $77,505,434
____________________________________________________________
============================================================
Series II                                        $ 2,382,460
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          77,504,035
____________________________________________________________
============================================================
Series II                                          2,382,433
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                         $ 1,343,799
============================================================

EXPENSES:

Advisory fees                                        430,021
------------------------------------------------------------
Administrative services fees                         234,416
------------------------------------------------------------
Custodian fees                                         3,348
------------------------------------------------------------
Distribution fees -- Series II                        10,355
------------------------------------------------------------
Transfer agent fees                                    4,567
------------------------------------------------------------
Trustees' fees                                        10,166
------------------------------------------------------------
Other                                                 25,302
============================================================
    Total expenses                                   718,175
============================================================
Net investment income                                625,624
============================================================
Net increase in net assets resulting from
  operations                                     $   625,624
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    625,624    $  1,493,720
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                          --           1,121
==========================================================================================
    Net increase in net assets resulting from operations           625,624       1,494,841
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (610,648)     (1,462,967)
------------------------------------------------------------------------------------------
  Series II                                                        (14,976)        (30,753)
==========================================================================================
  Decrease in net assets resulting from distributions             (625,624)     (1,493,720)
==========================================================================================
Share transactions-net:
  Series I                                                     (42,030,863)     (8,742,052)
------------------------------------------------------------------------------------------
  Series II                                                     (5,448,303)      6,833,408
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (47,479,166)     (1,908,644)
==========================================================================================
    Net increase (decrease) in net assets                      (47,479,166)     (1,907,523)
==========================================================================================

NET ASSETS:

  Beginning of year                                            127,367,060     129,274,583
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $0 and $0 for 2003 and 2002, respectively)      $ 79,887,894    $127,367,060
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements").

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

D. DISTRIBUTIONS -- It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit the expenses (excluding Rule 12b-1 plan fees, if any, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) of each Series to 1.30%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the year ended December 31, 2003, the Fund paid AIM $234,416 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and

                           AIM V.I. MONEY MARKET FUND
shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $4,870 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total expenses of Series II shares to 1.45%. Pursuant to the Plan, for the year ended December 31, 2003, the Series II shares paid $10,355.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,805 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


NOTE 4--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003         2002
--------------------------------------------------------------
Distributions paid from ordinary
  income                                $625,624    $1,493,720
______________________________________________________________
==============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                    $    56,775
------------------------------------------------------------
Temporary book/tax differences                       (55,349)
------------------------------------------------------------
Shares of beneficial interest                     79,886,468
============================================================
Total net assets                                 $79,887,894
____________________________________________________________
============================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

                           AIM V.I. MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS

                         INVESCO VIF - Core Equity Fund
                           INVESCO VIF - Dynamics Fund
                      INVESCO VIF - Financial Services Fund


                       INVESCO VIF - Health Sciences Fund


                           INVESCO VIF - Leisure Fund
                     INVESCO VIF - Small Company Growth Fund
                          INVESCO VIF - Technology Fund


                         INVESCO VIF - Total Return Fund
                          INVESCO VIF - Utilities Fund

                                 Series I shares
                                Series II shares


Address:                                  Mailing Address:
11 Greenway Plaza, Suite 100,             P.O. Box 4739, Houston, TX 77210-4739
Houston, TX 77046
                                   Telephone:
                       In continental U.S., 1-800-347-4246

                                 April 30, 2004


Prospectuses for Series I and Series II shares for each of the following Funds:
INVESCO VIF - Core Equity Fund, INVESCO VIF - Dynamics Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF - Health Sciences Fund, INVESCO VIF - Leisure Fund, INVESCO VIF- Small Company Growth Fund, INVESCO VIF - Technology Fund, INVESCO VIF - Total Return Fund and INVESCO VIF - Utilities Fund (each a "Fund", collectively, the "Funds"), dated April 30, 2004, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.



You may obtain, without charge, the current Prospectuses, SAI, annual report, and semiannual report of the Funds by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling 1-800-410-4246.

                                TABLE OF CONTENTS


The Trust................................................................... 1

Shares of Beneficial Interest............................................... 1

Investments, Policies and Risks............................................. 3

Investment Restrictions.................................................... 22

Management of the Funds.................................................... 24

Trustees and Officers of the Trust......................................... 34

Control Persons and Principal Holders of Securities........................ 38

Other Service Providers.................................................... 38

Brokerage Allocation and Other Practices................................... 38

Purchase and Redemption of Shares.......................................... 43

Dividends, Distributions and Tax Matters................................... 45

Distribution of Securities................................................. 48

Calculation of Performance Data............................................ 50

Pending Litigation......................................................... 53

APPENDICES:

RATING OF DEBT SECURITIES................................................. A-1

TRUSTEES AND OFFICERS..................................................... B-1

TRUSTEE COMPENSATION TABLE................................................ C-1

PROXY VOTING POLICIES..................................................... D-1

CONTROL PERSONS AND PRINCIPAL HOLDER OF SECURITIES........................ E-1

PENDING LITIGATION........................................................ F-1

FINANCIAL STATEMENTS....................................................... FS

                                    THE TRUST


         AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty-eight separate portfolios: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund, AIM V.I. Real Estate Fund (formerly known as INVESCO VIF - Real Estate Opportunity Fund), AIM V.I. Small Cap Equity Fund (collectively, the "AIM V.I. Funds"), and INVESCO VIF - Core Equity Fund, INVESCO VIF - Dynamics Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF
- Health Sciences Fund, INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund, INVESCO VIF - Technology Fund, INVESCO VIF - Total Return Value Fund and INVESCO VIF - Utilities Fund (collectively, the "INVESCO VIF Funds"). Except as otherwise noted, this Statement of Additional Information relates solely to the INVESCO VIF Funds. (A separate Statement of Additional Information relates to the AIM V.I. Funds.) Under the Agreement and Declaration of Trust, dated May 15, 2002, as amended, (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.



         The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series: AIM V.I. Global Growth and Income Fund (which later merged into AIM V.I. Growth Fund on September 18, 2000), AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the Funds, except AIM V.I. Basic Value Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. AIM V.I. Core Equity Fund was known as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund and AIM V.I. Premier Equity Fund was known as AIM V.I. Value Fund. Prior to April 30, 2004, AIM V.I. Real Estate Fund and the INVESCO VIF Funds were portfolios of INVESCO Variable Investment Funds, Inc. ("IVIF"), a Maryland corporation. Pursuant to an agreement and plan of reorganization, AIM V.I. Real Estate Fund and the INVESCO VIF Funds became portfolios of the Trust. All historical financial and other information contained in this Statement of Additional Information for periods prior to April 30, 2004 relating to INVESCO VIF Funds (or class thereof) is that of the predecessor funds (or corresponding class thereof).


                          SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of insurance company separate accounts ("Contract owners"), annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the Advisory agreement with A I M Advisors, Inc. ("AIM" or "Advisor"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates, although the Trust in its sole discretion may issue them.

                         INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are also discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Board of Trustees. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Funds' investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.


Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Lower rated debt securities are often referred to as "junk bonds." INVESCO VIF - High Yield Fund invests primarily in junk bonds. INVESCO VIF - Small Company Growth Fund may invest up to 5% of its portfolio in such securities.
INVESCO VIF - Core Equity Fund normally invests 5% of its assets in debt securities that are rated investment grade or better at the time of purchase; however, a portion of the Fund may invest in lower-rated debt securities. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. INVESCO VIF - Dynamics Fund, INVESCO VIF - Core Equity Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF - Health Sciences Fund, INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund, INVESCO VIF - Technology Fund and INVESCO VIF - Utilities Fund will limit investments to debt securities which the Advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's or, if unrated, are judged by the Advisor to be of equivalent quality at the time of purchase. INVESCO VIF - Total Return Fund may invest only in bonds rated BBB or higher by S&P or Baa or higher by Moody's, or, if unrated, are judged by the Advisor to be of equivalent quality at the time of purchase. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.


A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as passthrough securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to the economic, business or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks and sold in Europe/foreign countries ("Eurobonds"), and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The Advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.


The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Distributions and Tax Matters."


In addition to the instruments and strategies described below, the Advisor may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the Advisor employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the Advisor wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Advisor wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the Advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, byselling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends, or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time. The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INITIAL PUBLIC OFFERINGS ("IPOs") -- Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than those associated with common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by AIM (the "AIM Funds"). A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETFs shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.





REAL ESTATE INVESTMENT TRUSTS -- To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements ("REPOs") on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Trust's board of trustees has given the Advisor the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may from time to time loan securities from its portfolio to brokers, dealers, and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Trust's board of trustees. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions, or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

The Advisor provides the following services in connection with the securities lending activities of each Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the board of trustees; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of trustees with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary. The Advisor intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have the Advisor or an affiliate of the Advisor as an investment advisor.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

UNSEASONED ISSUERS -- The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:


         1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (i) INVESCO VIF - Financial Services Fund may invest more than 25% of the value of its total assets in one or more industries relating to financial services; (ii) INVESCO VIF - Health Sciences Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care; (iii) INVESCO VIF - Leisure Fund may invest more than 25% of the value of its total assets in one or more industries relating to leisure; (iv) INVESCO VIF - Technology Fund may invest more than 25% of the value of its total assets in the one or more industries relating to technology; and (v) INVESCO VIF - Utilities Fund may invest more than 25% of the value of its total assets in one or more industries relating to the utilities industry;


         2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

         3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

         4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

         5. issue senior securities, except as permitted under the 1940 Act;

         6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

         7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

         8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

         9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

         A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
         (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

         B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

         C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

         E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following nonfundamental policy applies, which may be changed without shareholder approval:

         Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.





PORTFOLIO TURNOVER


The portfolio turnover rate for each of the INVESCO VIF - Core Equity Fund and INVESCO VIF - Total Return Fund increased significantly from the fiscal year ended December 31, 2002 to the fiscal year ended December 31, 2003 because both funds were transitioned to a new management team in the second half of 2003. The new management team implemented its Multiple Attribute Diversification investment strategy, so the majority of the fund's previous holdings were sold and replaced with holdings that were in line with this new investment strategy.



The portfolio turnover rate for the INVESCO VIF - Utilities Fund decreased significantly from the fiscal year ended December 31, 2002 to the fiscal year ended December 31, 2003 as it returned to a normal, lower turnover level. In February of 2002, the portfolio was repositioned to focus on more traditional utility companies, so turnover was abnormally high as this strategy was implemented.



                             MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR AND SUB-ADVISOR


A I M Advisors, Inc. ("AIM") is the investment advisor for the Funds and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional) is the sub-advisor for the Funds. Prior to April 30, 2004, INVESCO Funds Group, Inc. ("INVESCO") served as the investment advisor. INVESCO Institutional is an affiliate of INVESCO and of AIM.


AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.


INVESCO Institutional, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.



AIM and INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $371 billion in assets under management as of December 31, 2003. AMVESCAP PLC's North American subsidiaries include:


     AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, and institutional plan providers.

            AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) ("ANTC"), a wholly owned subsidiary of ARI maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

INVESCO Institutional, Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional includes the following Groups and Divisions:

     INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

     INVESCO National Asset Management Division, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.

     INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

     INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

     INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

     INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITs, and publicly traded stocks of companies deriving substantial revenues from real estate industry activities.

     INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

AIM provides investment advisory and administrative services for retail and institutional mutual funds.

A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds. The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.

INVESTMENT ADVISORY AGREEMENT

As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Funds are not exclusive and AIM and sub-advisor are free to render investment advisory services to others, including other investment companies.





AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Funds' accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Master Investment Advisory Agreement provides that the Funds will pay or cause to be paid all expenses of the Funds not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and its series of shares.

Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from the Funds calculated at the following annual rates, based on the average daily net assets of each Fund during the year:


INVESCO VIF - Utilities Fund



     o 0.60% of the Fund's average net assets.



INVESCO VIF - Dynamics Fund, INVESCO VIF - Core Equity Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF - Health Sciences Fund, INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund, INVESCO VIF - Technology Fund and INVESCO VIF - Total Return Fund



     o 0.75% of each Fund's average net assets.


Prior to April 30, 2004, INVESCO served as investment advisor to the Funds. During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Funds' fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO.

For the last three fiscal periods ended December 31, the management fees payable by each Fund, the amounts waived by the Advisor and the net fee paid by each Fund were as follows:







                                                                 Management
                                                Management     Fee Waivers and   Net Management
                                                Fee Payable    Reimbursements       Fee Paid
                                                -----------    --------------    --------------
INVESCO VIF - Core Equity Fund
Year Ended December 31, 2003                    $    750,363   $        1,412   $      748,951
Year Ended December 31, 2002                         877,631                0          877,631
Year Ended December 31, 2001                         973,442                0          973,442

INVESCO VIF - Dynamics Fund
Year Ended December 31, 2003                    $  1,023,701   $       16,682   $    1,007,019
Year Ended December 31, 2002                       1,051,264                0        1,051,264
Year Ended December 31, 2001                       1,175,162                0        1,175,162

INVESCO VIF - Financial Services Fund
Year Ended December 31, 2003                    $  1,246,039   $        1,189   $    1,244,850
Year Ended December 31, 2002                       1,267,644                0        1,267,644
Year Ended December 31, 2001                       1,516,087                0        1,516,087

INVESCO VIF - Health Sciences Fund
Year Ended December 31, 2003                    $  2,027,613   $          102   $    2,027,511
Year Ended December 31, 2002                       2,156,447                0        2,156,447
Year Ended December 31, 2001                       2,276,886                0        2,276,866

INVESCO VIF - Leisure Fund
Year Ended December 31, 2003                    $    124,471   $       62,608   $       61,863
Period Ended December 31, 2002(1)                     14,113           46,676          (32,563)

INVESCO VIF - Small Company Growth Fund
Year Ended December 31, 2003                    $    299,443   $       18,166   $      281,277
Year Ended December 31, 2002                         256,595           12,943          243,652
Year Ended December 31, 2001                         249,295                0          249,295

INVESCO VIF - Technology Fund
Year Ended December 31, 2003                    $  1,027,939   $        1,660   $    1,026,279
Year Ended December 31, 2002                       1,191,165                0        1,191,165
Year Ended December 31, 2001                       2,155,360                0        2,155,360

INVESCO VIF - Total Return Fund
Year Ended December 31, 2003                    $    113,552   $       51,446   $       62,106
Year Ended December 31, 2002                         154,432           24,634          129,798
Year Ended December 31, 2001                         160,842                0          160,842

INVESCO VIF - Utilities Fund
Year Ended December 31, 2003                    $    258,226   $          263   $      257,963
Year Ended December 31, 2002                         155,471            5,254          150,217
Year Ended December 31, 2001                          85,405                0           85,405


--------


(1) For the period from May 1, 2002, commencement of investment operations, to December 31, 2002.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Funds.


AIM has voluntarily agreed to waive a portion of advisory fees payable to each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."



AIM has contractually agreed through April 30, 2005, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for Series I shares of each of INVESCO VIF
- Leisure Fund, INVESCO VIF - Small Company Growth Fund and INVESCO VIF - Total Return Fund to the extent necessary to limit the total operating expenses of each series to 1.30%. Such contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisor" and in each Fund's Prospectus.

SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

THE SUB-ADVISORY AGREEMENT


AIM has entered into a Master Sub-Advisory contract with INVESCO Institutional (the "Sub-Advisor") to provide investment sub-advisory services to the Funds.


INVESCO Institutional is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). INVESCO Institutional provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

AIM and INVESCO Institutional are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).

For the services to be rendered by INVESCO Institutional under its Master Sub-Advisory Contract, the Advisor will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. On an annual basis, the sub-advisory fee is equal to 40% of the Advisor's compensation on the sub-advised assets per year.

BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENT

Board Approval of New Advisory Agreement with AIM


At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on December 8-10, 2003. The independent trustees also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.


The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current then-current advisory agreement with INVESCO and the advisory agreement with AIM:

         o The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Funds, and noted that the persons providing portfolio management services to the Funds would not change.

         o The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the current then-current advisory agreement with INVESCO would occur other than the provision by AIM of certain administrative services if the Funds engage in securities lending.

         o Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.

         o The performance record of the Funds. The Board reviewed the Funds' performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of the Funds and is able, therefore, to provide advisory and administrative services to the Funds.

         o Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for the Funds under the current then-current advisory agreement and compared them with the advisory fees expected to be incurred under the advisory agreement. The Board concluded that each the Funds' projected expense ratio and advisory fees under the advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees under the advisory agreement are the same as the advisory fees paid to INVESCO under the current then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both the Funds and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that the Funds engage in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

         o The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Funds may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Funds to invest in AIM-advised money market funds any cash collateral the Funds receive as security for the borrower's obligation to return the loaned securities. If the Funds invest the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of the Funds that have already been invested, and the investment of the cash collateral is intended to benefit the Funds by providing them with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

         o The terms of the advisory agreement. The Board reviewed the terms of the advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist the Funds if they engage in securities lending. The Board determined that these changes reflect the current environment in which the Funds operate, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Funds and their shareholders to approve the proposed advisory agreement between the Trust and AIM for the Funds. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will expire, unless renewed, on or before June 30, 2005.


Board Approval of Sub-Advisory Agreement with AIM and INVESCO Institutional.


At the request of AIM and INVESCO Institutional, the Board discussed the approval of the sub-advisory agreement at an in-person meeting held on December 8-10, 2003. The independent trustees also discussed the approval of the sub-advisory agreement with independent counsel prior to that meeting. In evaluating the sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.


The Board considered the following factors in determining the reasonableness and fairness of the sub-advisory agreement between AIM and INVESCO Institutional:

    o The range of sub-advisory services provided by INVESCO Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the sub-advisory agreement, and noted that the level and type of investment advisory services under the sub-advisory agreement would be comparable to those provided by INVESCO Institutional under Trust's then-current sub-advisory arrangement with INVESCO Institutional.

    o The fees payable to INVESCO Institutional for its services. The Board noted that INVESCO Institutional will receive compensation based on that portion of the assets of the Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on the Fund, since the fees are payable by AIM.

    o The performance record of the Fund. The Board reviewed the performance record of the Fund and noted that the same portfolio management team would provide investment advisory services to the Fund under the sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to the Fund, after considering performance information that it received during the past year from INVESCO Institutional.

    o The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO Institutional under the current then-current sub-advisory arrangement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to the Fund.

    o The terms of the sub-advisory agreement. The Board reviewed the terms of the sub-advisory agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the sub-advisory agreement between AIM and INVESCO Institutional for the Fund. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The sub-advisory agreement will expire, unless renewed, on or before June 30, 2005.

ADMINISTRATIVE SERVICES AGREEMENT


AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, AIM provides, or assures that Participating Insurance Companies will provide, certain services implementing the Trust's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing Contractowners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contractowners; distribution to existing Contractowners copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contractowner services and communication. The Funds have agreed to reimburse AIM for its costs in reimbursing the Participating Insurance Companies that provide these services, currently subject to an annual limit of 0.25% of the average net assets invested in each Fund by each Participating Insurance Company. Any amounts paid by AIM to a Participating Insurance Company in excess of 0.25% of the average net assets invested in each Fund are paid by AIM out of its own financial resources.








INVESCO served as the IVIF Funds' administrative services agent until April 30, 2004. For the periods outlined in the table below, the Funds paid the following fees to INVESCO (if applicable, prior to the voluntary absorption of certain Fund expenses by INVESCO).

                                                  Administrative
                                                     Services
INVESCO VIF - CORE EQUITY FUND
Year Ended December 31, 2003                         $_275,129
Year Ended December 31, 2002                           320,096
Year Ended December 31, 2001                           351,563

INVESCO VIF - DYNAMICS FUND
Year Ended December 31, 2003                         $_371,708
Year Ended December 31, 2002                           381,447
Year Ended December 31, 2001                           425,224

INVESCO VIF - FINANCIAL SERVICES FUND
Year Ended December 31, 2003                         $_450,267
Year Ended December 31, 2002                           457,901
Year Ended December 31, 2001                           545,684

INVESCO VIF - HEALTH SCIENCES FUND
Year Ended December 31, 2003                         $_726,423
Year Ended December 31, 2002                           771,945
Year Ended December 31, 2001                           814,497

INVESCO VIF - LEISURE FUND
Year Ended December 31, 2003                          $_53,980
Period Ended December 31, 2002(1)                       11,653

INVESCO VIF - SMALL COMPANY GROWTH FUND
Year Ended December 31, 2003                         $_115,803
Year Ended December 31, 2002                           100,664
Year Ended December 31, 2001                            98,084

INVESCO VIF - TECHNOLOGY FUND
Year Ended December 31, 2003                         $_373,205
Year Ended December 31, 2002                           430,878
Year Ended December 31, 2001                           777,480


----------

(1) For the period from May 1, 2002, commencement of investment operations, to December 31, 2002.

                                                  Administrative
                                                     Services
INVESCO VIF - TOTAL RETURN FUND
Year Ended December 31, 2003                         $__50,122
Year Ended December 31, 2002                            64,566
Year Ended December 31, 2001                            66,831

INVESCO VIF - UTILITIES FUND
Year Ended December 31, 2003                         $_124,050
Year Ended December 31, 2002                            78,666
Year Ended December 31, 2001                            47,721




AIM is entitled to reimbursement by a Fund for any fees waived pursuant to expense limitation commitments between AIM and the Funds if such reimbursement does not cause the Fund to exceed the current expense limitations and the reimbursement is made within three years after AIM incurred the expense.



TRANSFER AGENCY AGREEMENT



AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds. Prior to October 1, 2003, INVESCO served as transfer agent to the Funds.



The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.



                       TRUSTEES AND OFFICERS OF THE TRUST

BOARD OF TRUSTEES

The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of the Funds are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Funds and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

The standing committees of the Board of Trustees are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing issues.



The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Funds (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Funds' management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;
(ii) overseeing the financial reporting process of the Funds; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation;
(iv) to assist the Board's oversight of the Funds' compliance with legal and regulatory requirements that related to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, to pre-approve all permissible non-audit services provided to the Funds by its independent auditors; (vi) to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, to prepare an audit committee report for inclusion in the Fund's annual proxy statement. During the fiscal year ended December 31, 2003, the Audit Committee held eight meetings.



The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment:
(a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.



The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2003, the Governance Committee held six meetings.



Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messrs. Baker (Vice-Chair), Bayley, Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended December 31, 2003, the Investments Committee held four meetings.



The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis to review matters related to valuation. During the fiscal year ended December 31, 2003, the Valuation Committee held one meeting.



The members of the Special Committee Relating to Market Timing issues are Messrs. Crockett, Dowden, Dunn, and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended December 31, 2003, the Special Committee Relating to Market Timing issues did not meet.


TRUSTEE OWNERSHIP OF FUND SHARES




The dollar range of equity securities beneficially owned by each trustee (i) in the Trust and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

COMPENSATION

Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.

RETIREMENT PLAN FOR TRUSTEES

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

DEFERRED COMPENSATION AGREEMENTS

Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a director of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value
The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution.




CODES OF ETHICS

AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.


PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Fund's sub-advisor. The investment sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.

Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Funds' shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                             OTHER SERVICE PROVIDERS


CUSTODIAN


State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds.

The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

Under their contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


AUDITORS



The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002, as the independent public accountants to audit the financial statements of the Funds.



Counsel to the Trust. Foley & Lardner, LLP, Washington, D.C., has advised the Trust on certain federal securities law matters.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES


As the investment sub-advisor to the Funds, the Sub-Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.



While the Sub-Advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. The Sub-Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Sub-Advisor considers the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Sub-Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.



In seeking to ensure that the commissions charged the Funds are consistent with prevailing and reasonable commissions, the Sub-Advisor monitors brokerage industry practices ad commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.



Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Sub-Advisor may select brokers that provide research services to the Sub-Advisor and the Trust, as well as other mutual funds and other accounts managed by the Sub-Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Sub-Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Funds. Conversely, the Funds receive benefits of research acquired through the brokerage transactions of other clients of the Sub-Advisor.



Portfolio transactions also may be effected through broker-dealers that recommend the Funds to its clients, or that act as agent in the purchase of each Fund's shares for its clients.



BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS



The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the fiscal years outlined in the table below were:



INVESCO VIF - CORE EQUITY FUND
Year Ended December 31, 2003                            $   45,444
Year Ended December 31, 2002                               390,043
Year Ended December 31, 2001                               311,291

INVESCO VIF - DYNAMICS FUND
Year Ended December 31, 2003                            $  276,545
Year Ended December 31, 2002                               589,360
Year Ended December 31, 2001                               402,437

INVESCO VIF - FINANCIAL SERVICES FUND
Year Ended December 31, 2003                            $  107,416
Year Ended December 31, 2002                               475,588
Year Ended December 31, 2001                               739,204

INVESCO VIF - HEALTH SCIENCES FUND
Year Ended December 31, 2003                            $  188,913
Year Ended December 31, 2002                             1,017,384
Year Ended December 31, 2001                               759,140

INVESCO VIF - LEISURE FUND
Year Ended December 31, 2003                            $   12,212
Period Ended December 31, 2002(1)                            9,442


INVESCO VIF - SMALL COMPANY GROWTH FUND
Year Ended December 31, 2003                            $  137,507
Year Ended December 31, 2002                               235,721
Year Ended December 31, 2001                               218,861

INVESCO VIF - TECHNOLOGY FUND
Year Ended December 31, 2003                            $  153,086
Year Ended December 31, 2002                               796,880
Year Ended December 31, 2001                             1,104,644

INVESCO VIF - TOTAL RETURN FUND
Year Ended December 31, 2003                            $    2,476
Year Ended December 31, 2002                                93,522
Year Ended December 31, 2001                                66,779

INVESCO VIF - UTILITIES FUND
Year Ended December 31, 2003                            $   57,944
Year Ended December 31, 2002                               169,221
Year Ended December 31, 2001                                38,937



BROKERAGE SELECTION

Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." In addition, the services provided by a broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in any transaction, the Fund may pay a higher price than that available from another broker provided that the difference is justified by other aspects of the portfolio execution services provided.


The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other mutual funds advised by AIM. Also, a Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.


Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations

----------
(1) For the period from May 1, 2002, commencement of investment operations, to December 31, 2002.

with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.


The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by subadvisers to accounts managed or advised by AIM. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.


In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.


Foreign equity securities held by a Fund in the form of ADRs or EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.


During the last year ended December 31, 2003, each Fund allocated the following amount of transactions to broker-dealers that provided INVESCO with certain research, statistics and other information:

                                            TRANSACTIONS
             FUND                              AMOUNT         COMMISSIONS
             ----                           ------------      -----------
INVESCO VIF - Core Equity Fund              $  9,033,150      $    11,430
INVESCO VIF - Dynamics Fund                   17,736,324           44,521
INVESCO VIF - Financial Services Fund         16,000,760           22,825
INVESCO VIF - Health Sciences Fund            57,421,896           66,952
INVESCO VIF - Leisure Fund                       204,698              356
INVESCO VIF - Small Company Growth Fund        1,809,763            4,887
INVESCO VIF - Technology Fund                 19,924,423           66,421
INVESCO VIF - Utilities Fund                   4,992,099            8,687



REGULAR BROKERS OR DEALERS


At December 31, 2003, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:




                                                                                       Value of Securities
                 Fund                               Broker or Dealer                  at December 31, 2003
                 ----                               ----------------                  --------------------
INVESCO VIF - Core Equity Fund           Goldman Sachs Group                          $         2,458,377
                                         Morgan Stanley                               $         1,932,858
INVESCO VIF - Dynamics Fund              Lehman Brothers Holdings Inc.                $           800,462
INVESCO VIF - Financial Services Fund    Bear Stearns Cos. Inc. (The)                 $         3,174,015
                                         Goldman Sachs Group, Inc. (The)              $         5,114,214
                                         Lehman Brothers Holdings Inc.                $         8,679,528
                                         Merrill Lynch & Co., Inc.                    $        10,897,170
                                         Morgan Stanley                               $         1,244,205
INVESCO VIF - Small Company Growth Fund  Raymond James Financial, Inc.                $           452,400
INVESCO VIF - Total Return Fund          Goldman Sachs Group, Inc.                    $           229,054
                                         Morgan Stanley                               $           180,554
                                         Goldman Sachs Group, Inc. (The) (Bond        $            67,911
                                         & Notes)
                                         Lehman Brothers Holdings, Inc. (Bond &       $            49,563
                                         Notes)
                                         Morgan Stanley                               $            50,720
                                         (Bond & Notes)


Neither INVESCO nor any affiliate of INVESCO receive any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

ALLOCATION OF PORTFOLIO TRANSACTIONS



AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Often times, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.





                        PURCHASE AND REDEMPTION OF SHARES

The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

The Board of Trustees monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contractors or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board of Trustees may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

Calculation of Net Asset Value

The net asset value per share (or share price) of each Series of each of the Funds will be determined as of the close of the customary trading session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each "business day of the Fund." In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. A "business day of a Fund" is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

Valuation of Investments of All Funds

Among other items, each Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers and in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The net asset value per share of each Fund is normally determined daily as of the close of the customary trading session on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Trust. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

Each equity security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished based upon quotes furnished by independent pricing services or market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as to the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

Securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.


PAYMENTS TO PARTICIPATING INSURANCE COMPANIES



         AIM Distributors may, from time to time, at its expense out of its own financial resources, make cash payments to Participating Insurance Companies as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM Distributors may also make other cash payments to Participating Insurance Companies in addition to or in lieu of Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM Distributor's discretion. In certain cases these other payments could be significant to the Participating Insurance Companies. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.



                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS



It is the present policy of the Funds to declare and distribute dividends representing substantially all net investment income as follows:



                                                 DIVIDENDS         DIVIDENDS
                                                 DECLARED             PAID
                                                 --------          ---------
INVESCO VIF - Core Equity Fund ................  annually           annually
INVESCO VIF - Dynamics Fund ...................  annually           annually
INVESCO VIF - Financial Services Fund .........  annually           annually
INVESCO VIF - Health Sciences Fund ............  annually           annually
INVESCO VIF - Leisure Fund ....................  annually           annually
INVESCO VIF - Small Company Growth Fund .......  annually           annually
INVESCO VIF - Technology Fund .................  annually           annually
INVESCO VIF - Total Return Fund ...............  annually           annually
INVESCO VIF - Utilities Fund ..................  annually           annually

All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.



It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.



It is the present policy of each Fund to declare and pay net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gain to separate accounts of participating life insurance companies. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.



A dividend or distribution paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.



Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its investment company taxable income and net capital gain.


In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs).

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the distribution requirement.

Each Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLAN

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

The Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Plan.

Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.


AIM Distributors has contractually agreed through April 30, 2005, to reimburse Rule 12b-1 distribution plan fees for Series II shares of each of INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund and INVESCO VIF - Total Return Fund to the extent necessary to limit Series II shares total annual fund operating expenses to 1.45%.


Each Fund may pay a service fee of 0.25% of the average daily net assets of the Series II shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge.

Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plan, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the Plan. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plan. These payments are an obligation of the Funds and not of AIM Distributors.

Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

As required by Rule 12b-1, the Plan and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each class of the Funds and its respective shareholders.

The anticipated benefits that may result from the Plan with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

Any change in the Plan that would increase materially the distribution expenses paid by the class requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

DISTRIBUTOR

The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Funds."

The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


                         CALCULATION OF PERFORMANCE DATA

Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

Certain Funds may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Series II shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Series I shares at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Series II shares since their inception and the restated historical performance of the Funds' Series I shares (for periods prior to inception of the Series II shares) at net asset value, adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. If the Funds' Series II shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Series II shares.

A restated or blended performance calculation may be used to derive the following for all Funds: (i) standardized average annual total returns over one, five and ten years (or since inception if less than ten years) and (ii) non-standardized cumulative total returns over a stated period.

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where    P        =        a hypothetical initial payment of $1,000;
         T        =        average annual total return (assuming the
                           applicable maximum sales load is deducted at the
                           beginning of the 1, 5, or 10 year periods);
         n        =        number of years; and
         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment at the end of the 1, 5, or 10 year periods
                           (or fractional portion of such period).

Average annual total returns for each Fund, with respect to its Series I shares for the one-, five-, and since inception periods ended December 31, 2003, was:

                                                                 Since      Inception
Name of Fund                          1 Year       5 Year      Inception      Date
INVESCO VIF - Core Equity Fund
      Series I                        22.60%         1.69%       10.57%     08/09/94
      Series II*                      22.29%         1.43%       10.30%     04/30/04
Dynamics Fund
      Series I                        37.82%        -0.61%        2.87%     08/22/97
      Series II*                      37.48%        -0.86%        2.61%     04/30/04
Financial Services Fund
      Series I                        29.58%          N/A         7.75%     09/20/97
      Series II*                      29.46%          N/A         7.49%     04/30/04
Health Sciences Fund
      Series I                        27.78%         2.93%        9.49%     05/21/97
      Series II*                      27.46%         2.67%        9.22%     04/30/04
Leisure Fund
      Series I                        28.64%          N/A         5.64%     04/30/02
      Series II                       28.32%          N/A         5.37%     04/30/02
Small Company Growth Fund
      Series I                        33.43%         3.99%        5.47%     08/22/97
      Series II*                      33.10%         3.75%        5.20%     04/30/04
Technology Fund
      Series I                        45.29%        -3.67%        2.76%     05/20/97
      Series II*                      44.93%        -3.91%        2.50%     04/30/04
Total Return Fund
      Series I                        16.98%        -0.45%        6.60%     06/01/94
      Series II*                      16.69%        -0.70%        6.34%     04/30/04
Utilities Fund
      Series I                        17.47%        -4.52%        4.69%     12/30/94
      Series II*                      17.18%        -4.76%        4.43%     04/30/04





Performance Information

All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

----------

* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the Fund's Series II shares is April 30, 2004.

Certain Funds may participate in the initial public offering (IPO) market in some market cycles. For a fund with a small asset base, any investment such Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broadbased Lipper general fund groupings:



                                                     Lipper Mutual
      Fund                                           Fund Category
      ----                                           -------------
      INVESCO VIF - Core Equity Fund                 Large Cap Core Funds
      INVESCO VIF - Dynamics Fund                    Capital Appreciation Funds
      INVESCO VIF - Financial Services Fund          Financial Services Funds
      INVESCO VIF - Health Sciences Fund             Health Biotechnology Funds
      INVESCO VIF - Leisure Fund                     Specialty/Miscellaneous Funds
      INVESCO VIF - Small Company Growth Fund        Small Company Growth Funds
      INVESCO VIF - Technology Fund                  Science and Technology Funds
      INVESCO VIF - Total Return Fund                Flexible Portfolio Funds
      INVESCO VIF - Utilities Fund                   Utility Funds


Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

American Association of Individual Investors' Journal
Arizona Republic
Banxquote
Barron's
Bloomberg News
Boston Globe
Business Week

CNBC
CNN
Chicago Sun-Times
Chicago Tribune
Denver Business Journal
Denver Post
Dow Jones News Wire
Financial Times
Forbes
Fortune
Ibbotson Associates, Inc.
Institutional Investor
Investor's Business Daily
Kiplinger's Personal Finance
Lipper Inc.'s Mutual Fund Performance Analysis
Los Angeles Times
Money Magazine
Morningstar
Mutual Funds Magazine
New York Times
Rocky Mountain News
Smart Money
Time
U.S. News and World Report
USA Today
Wall Street Journal
Wiesenberger Investment Companies Services


                               PENDING LITIGATION


A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served, or for which service of process has been waived, as of March 18, 2004 is set forth in Appendix F.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

Moody's corporate ratings areas follows:

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S SHORT-TERM PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's municipal ratings are as follows:

Moody's U.S. Long-Term Municipal Bond Rating Definitions

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

MOODY'S MIG/VMIG US SHORT-TERM RATINGS

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL  RATINGS

Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

S&P Dual Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

S&P SHORT-TERM MUNICIPAL RATINGS

An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Fitch Speculative Grade Bond Ratings

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC:  Default of some kind appears probable.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of January 1, 2004


================================================================================
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 117 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.
================================================================================




                                   TRUSTEE
  NAME, YEAR OF BIRTH AND           AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                           OTHER DIRECTORSHIP(s)
          TRUST                     SINCE    PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS                HELD BY TRUSTEE
-------------------------          -------   -------------------------------------------             ---------------------
INTERESTED PERSONS

                                    1993     Director and Chairman, A I M Management Group           None
Robert H. Graham(1) --  1946                 Inc. (financial services holding company);
Trustee, Chairman and President              Director and Vice Chairman, AMVESCAP PLC and
                                             Chairman of AMVESCAP PLC- AIM
                                             Division (parent of AIM and a
                                             global investment management firm)

                                             Formerly: President and Chief Executive Officer,
                                             A I M Management Group Inc.; Director, Chairman and
                                             President, A I M Advisors, Inc. (registered
                                             investment advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered investment
                                             advisor); A I M Distributors, Inc. (registered
                                             broker dealer), AIM Investment Services, Inc.
                                             (registered transfer agent), and Fund Management
                                             Company (registered broker dealer); and Chief
                                             Executive Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) -- 1951       2003     Director, President and Chief Executive Officer,        None
Trustee and Executive Vice                   A I M Management Group Inc. (financial services
President                                    holding company); Director, Chairman and
                                             President, A I M Advisors, Inc. (registered
                                             investment advisor); Director, A I M Capital
                                             Management Inc. (registered investment advisor)
                                             and A I M Distributors, Inc. (registered broker
                                             dealer), Director and Chairman, AIM Investment
                                             Services, Inc. (registered transfer agent), and
                                             Fund Management Company (registered broker
                                             dealer); and Chief Executive Officer, AMVESCAP
                                             PLC - AIM Division (parent of AIM and a global
                                             investment management firm);

                                             Formerly: Director, Chairman, President and
                                             Chief Executive Officer, INVESCO Funds Group,
                                             Inc. and INVESCO Distributors, Inc.; and Chief
                                             Executive Officer, AMVESCAP PLC - Managed
                                             Products; Chairman and Chief Executive Officer
                                             of NationsBanc Advisors, Inc.; and Chairman of
                                             NationsBanc Investments, Inc.


----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                   TRUSTEE
  NAME, YEAR OF BIRTH AND           AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                           OTHER DIRECTORSHIP(s)
          TRUST                     SINCE    PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS                HELD BY TRUSTEE
-------------------------          -------   -------------------------------------------             ---------------------
INDEPENDENT TRUSTEES

Bob R. Baker(3) - 1936              2004     Retired                                                 None
Trustee
                                             Formerly:  President and Chief Executive
                                             Officer, AMC Cancer Research Center; and
                                             Chairman and Chief Executive Officer, First
                                             Columbia Financial Corporation

Frank S. Bayley -- 1939             2001     Of Counsel, law firm of Baker & McKenzie                Badgley Funds, Inc.
Trustee                                                                                              (registered investment
                                             Formerly:  Partner, law firm of Baker & McKenzie        company)

James T. Bunch(3) - 1942            2004     Co-President and Founder, Green, Manning & Bunch        None
Trustee                                      Ltd. (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder Insurance
                                             Corporation


Bruce L. Crockett -- 1944           1993     Chairman, Crockett Technology Associates                ACE Limited (insurance
Trustee                                      (technology consulting company)                         company); and Captaris,
                                                                                                     Inc. (unified messaging
                                                                                                     provider)

Albert R. Dowden --  1941           2000     Director of a number of public and private              Cortland Trust, Inc.
Trustee                                      business corporations, including the Boss Group,        (registered investment
                                             Ltd. (private investment and management) and            company); Annuity and
                                             Magellan Insurance Company                              Life Re (Holdings),
                                                                                                     Ltd. (insurance company)
                                             Formerly: Director, President and Chief
                                             Executive Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo and
                                             director of various affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935         1998     Retired                                                 None
Trustee
                                             Formerly: Chairman, Mercantile Mortgage Corp.;
                                             President and  Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952              1997     Chief Executive Officer, Twenty First Century           Administaff and
Trustee                                      Group, Inc. (government affairs company) and            Discovery Global
                                             Texana Timber LP (sustainable forestry company)         Education Fund
                                                                                                     (non-profit)



----------

(3)      Was elected as a Trustee of the Trust on April 2, 2004.

                                   TRUSTEE
  NAME, YEAR OF BIRTH AND           AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                           OTHER DIRECTORSHIP(s)
          TRUST                     SINCE    PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS                HELD BY TRUSTEE
-------------------------          -------   -------------------------------------------             ---------------------
                                    1993     Partner, law firm of Kramer Levin Naftalis and          Cortland Trust, Inc.
Carl Frischling -- 1937                      Frankel LLP                                             (registered investment
Trustee                                                                                              company)


Gerald J. Lewis(3) - 1933           2004     Chairman, Lawsuit Resolution Services (San              General Chemical Group,
Trustee                                      Diego, California)                                      Inc., Wheelabrator
                                                                                                     Technologies, Inc.
                                             Formerly: Associate Justice of the California           (waste management
                                             Court of Appeals                                        company), Fisher
                                                                                                     Scientific, Inc.,
                                                                                                     Henley Manufacturing,
                                                                                                     Inc. (laboratory
                                                                                                     supplies), and
                                                                                                     California Coastal
                                                                                                     Properties, Inc.


Prema Mathai-Davis -- 1950          1998     Formerly:  Chief Executive Officer, YWCA of the         None
Trustee                                      USA


Lewis F. Pennock -- 1942            1993     Partner, law firm of Pennock & Cooper                   None
Trustee


Ruth H. Quigley -- 1935             2001     Retired                                                 None
Trustee


Louis S. Sklar -- 1939              1993     Executive Vice President, Development and               None
Trustee                                      Operations, Hines Interests Limited Partnership
                                             (real estate development company)

Larry Soll, Ph.D.(3) - 1942         2004     Retired                                                 None
Trustee


----------


(3)      Was elected as a Trustee of the Trust on April 2, 2004.

                                   TRUSTEE
  NAME, YEAR OF BIRTH AND           AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                           OTHER DIRECTORSHIP(s)
          TRUST                     SINCE    PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS                HELD BY TRUSTEE
-------------------------          -------   -------------------------------------------             ---------------------
OTHER OFFICERS

Kevin M. Carome(4) -- 1956          2003     Director, Senior Vice President, Secretary and          N/A
Senior Vice President,                       General Counsel, A I M Management Group Inc.
Chief Legal Officer and                      (financial services holding company) and A I M
Secretary                                    Advisors, Inc.; Vice President, A I M Capital
                                             Management, Inc., A I M Distributors, Inc. and
                                             AIM Investment Services, Inc.; and Director,
                                             Vice President and General Counsel, Fund
                                             Management Company

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC

Robert G. Alley -- 1948             1993     Managing Director and Chief Fixed Income Officer        N/A
Vice President                               and Senior Investment Officer, A I M Capital
                                             Management, Inc.; and Vice President, A I M
                                             Advisors, Inc.

                                    1993     Managing Director and Director of Money Market          N/A
Stuart W. Coco -- 1955                       Research and Special Projects, A I M Capital
Vice President                               Management, Inc.; and Vice President, A I M
                                             Advisors, Inc.

                                    1993     Vice President and Chief Compliance Officer, A I M      N/A
Melville B. Cox -- 1943                      Advisors, Inc. and A I M Capital Management,
Vice President                               Inc.; and Vice President, AIM Investment
                                             Services, Inc.

Karen Dunn Kelley -- 1960           1993     Director of Cash Management, Managing Director          N/A
Vice President                               and Chief Cash Management Officer, A I M Capital
                                             Management, Inc.; Director and President, Fund
                                             Management Company; and Vice President, A I M
                                             Advisors, Inc.

Edgar M. Larsen -- 1940             1999     Director and Executive Vice President, A I M            N/A
Vice President                               Management Group Inc.; Director and Senior Vice
                                             President, A I M Advisors, Inc.; and Director,
                                             Chairman, President, Director of Investments,
                                             Chief Executive Officer and Chief Investment
                                             Officer, A I M Capital Management, Inc.


----------

(4)      Mr. Carome became Secretary of the Trust on March 12, 2004.

                                   TRUSTEE
  NAME, YEAR OF BIRTH AND           AND/OR
POSITION(s) HELD WITH THE          OFFICER                                                           OTHER DIRECTORSHIP(s)
          TRUST                     SINCE    PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS                HELD BY TRUSTEE
-------------------------          -------   -------------------------------------------             ---------------------

Sidney M. Dilgren - 1961            2004     Vice President and Fund Treasurer, A I M                N/A
Vice President and Treasurer                 Advisors, Inc.

                                             Formerly:  Vice President, A I M Distributors,
                                             Inc.; and Senior Vice President, AIM Investment
                                             Services, Inc.

                        TRUSTEE OWNERSHIP OF FUND SHARES
                             AS OF DECEMBER 31, 2003



                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED
                                                                   INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES       BY TRUSTEE IN THE AIM FAMILY OF
NAME OF TRUSTEE                     PER FUND(1)                     FUNDS--Registered Trademark--
---------------           ---------------------------------       --------------------------------
Robert H. Graham                          -0-                               Over $100,000
Mark H. Williamson                        -0-                               Over $100,000
Bob R. Baker(3)                           -0-                               Over $100,000
Frank S. Bayley                           -0-                            $50,001 - $100,000
James T. Bunch(3)                         -0-                               Over $100,000
Bruce L. Crockett                         -0-                             $10,001 - $50,000
Albert R. Dowden                          -0-                               Over $100,000
Edward K. Dunn, Jr.                       -0-                             Over $100,000(2)
Jack M. Fields                            -0-                             Over $100,000(2)
Carl Frischling                           -0-                             Over $100,000(2)
Gerald J. Lewis(3)                        -0-                            $50,001 - $100,000
Prema Mathai-Davis                        -0-                               $1 - $10,000
Lewis F. Pennock                          -0-                            $50,001 - $100,000
Ruth H. Quigley                           -0-                               $1 - $10,000
Louis S. Sklar                            -0-                             Over $100,000(2)
Larry Soll(3)                             -0-                               Over $100,000



(1)  During the above period, no Trustee had any equity securities in the Funds.


(2) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.


(3)  Was elected as a trustee on April 2, 2004.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:


                                                              RETIREMENT       ESTIMATED
                                                               BENEFITS         ANNUAL
                                                               ACCRUED       BENEFITS UPON           TOTAL
                                                                BY ALL        RETIREMENT          COMPENSATION
                                             AGGREGATE         AIM FUNDS       FROM AIM           FROM ALL AIM
                                           COMPENSATION          AND           FUNDS AND           FUNDS AND
                                             FROM THE          INVESCO         INVESCO            INVESCO FUNDS
     TRUSTEE                                 TRUST(1)          FUNDS(2)         FUNDS(3)       PAID TO TRUSTEES (4)
     -------                               ------------       ----------     -------------     --------------------
Bob R. Baker(5)                                    -0-         $ 32,635          $114,131              $154,554
Frank S. Bayley                                $20,661          131,228            90,000               159,000
James T. Bunch(5)                                  -0-           20,436            90,000               138,679
Bruce L. Crockett                               20,787           46,000            90,000               160,000
Albert R. Dowden                                20,661           57,716            90,000               159,000
Edward K. Dunn, Jr.                             20,787           94,860            90,000               160,000
Jack M. Fields                                  20,655           28,036            90,000               159,000
Carl Frischling(6)                              20,787           40,447            90,000               160,000
Gerald J. Lewis(5)                                 -0-           20,436            90,000               142,054
Prema Mathai-Davis                              20,787           33,142            90,000               160,000
Lewis F. Pennock                                20,787           49,610            90,000               160,000
Ruth H. Quigley                                 20,787          126,050            90,000               160,000
Louis S. Sklar                                  20,787           72,786            90,000               160,000
Larry Soll(5)                                      -0-           48,830           108,090               140,429



(1) Amounts shown are based on the fiscal year ended December 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2003, including earnings, was $69,120.



(2) During the fiscal year ended December 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $42,194.


(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustees' retirement, calculated using the then current method of allocating trustee compensation among the Funds. These estimated benefits assume retirement at age 65 for the AIM Funds and at age 72 for the INVESCO Funds. Amounts shown assume each trustee serves until his or her normal retirement date and has five years of service.


(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.



(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Trust on April 2, 2004 and therefore received no compensation from the Trust during the fiscal year ended December 31, 2003.



(6) During the fiscal year ended December 31, 2003 the Trust paid $81,622 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

                                 GENERAL POLICY

  INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("IGAM") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

  As a fiduciary, IGAM believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, IGAM has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

  IGAM is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, IGAM's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

  IGAM may amend its proxy policies and procedures from time to time without prior notice to its clients.

  BACKGROUND

  ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

  Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

  In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

  In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

  In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

  In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
  (3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

  PROXY VOTING POLICY

  Consistent with the fiduciary standards discussed above, IGAM will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or IGAM determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, IGAM will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

  The IGAM Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

  The Proxy Committee will consist of certain of IGAM's equity investment professionals and non-equity investment professionals.

  PROXY MANAGER

  The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

  The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

  In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between IGAM, as the investment manager, and clients.

  Some of these potential conflicts of interest situations include, but are not limited to, (1) where IGAM (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where IGAM (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where IGAM (or an affiliate) may manage assets for the proponent; or (3) where IGAM (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where IGAM (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

  In order to avoid even the appearance of impropriety, in the event that IGAM (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

  In addition, members of the Proxy Committee must notify IGAM's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within IGAM or by an affiliated company's representatives with regard to how IGAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the IGAM Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

  Furthermore, members of the Proxy Committee must advise IGAM's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how IGAM should vote such proxy.

PROXY VOTING PROCEDURES

  The Proxy Manager will:

     o    Vote proxies;

     o Take reasonable steps to reconcile proxies received by IGAM and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

     o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

     o If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

I.   CORPORATE GOVERNANCE

         IGAM will evaluate each proposal separately. However, IGAM will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

         IGAM will generally vote FOR

               o    Annual election of directors

               o    Appointment of auditors

               o Indemnification of management or directors or both against negligent or unreasonable action

               o    Confidentiality of voting

               o    Equal access to proxy statements

               o    Cumulative voting

               o    Declassification of Boards

               o    Majority of Independent Directors

         IGAM will generally vote AGAINST

               o Removal of directors from office only for cause or by a supermajority vote

               o    "Sweeteners" to attract support for proposals

               o    Unequal voting rights proposals ("superstock")

               o    Staggered or classified election of directors

               o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

               o    Proposals to vote unmarked proxies in favor of management

               o    Proposals to eliminate existing pre-emptive rights

II.      TAKEOVER DEFENSE AND RELATED ACTIONS

         IGAM will evaluate each proposal separately. Generally, IGAM will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. IGAM believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

         IGAM will generally vote FOR

               o    Fair price provisions

               o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

               o    Proposals to eliminate greenmail provisions

               o    Proposals to eliminate poison pill provisions

               o Proposals to re-evaluate or eliminate in-place "shark repellents"

         IGAM will generally vote AGAINST

               o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

               o Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

III.     COMPENSATION PLANS

         IGAM will evaluate each proposal separately. IGAM believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. IGAM will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

         IGAM will generally vote FOR

               o    Stock option plans and/or stock appreciation right plans

               o Profit incentive plans provided the option is priced at 100% fair market value

               o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

               o    Profit sharing, thrift or similar savings plans

         IGAM will generally vote AGAINST

               o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

               o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

               o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

               o Proposals that fail to link executive compensation to management performance

               o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

               o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

               o Adoption of a stock purchase plan at less than 85% of fair market value

IV.      CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

         IGAM will evaluate each proposal separately. IGAM recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, IGAM will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. IGAM will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

         IGAM will generally vote FOR

               o Proposals to reincorporate or reorganize into a holding company

               o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

         IGAM will generally vote AGAINST

               o Proposals designed to discourage mergers and acquisitions in advance

               o Proposals to change state of incorporation to a state less favorable to shareholders' interests

               o Reincorporating in another state to implement anti-takeover measures

V.       SOCIAL RESPONSIBILITY

         IGAM will evaluate each proposal separately. IGAM believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. IGAM believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, IGAM will generally vote FOR certain social responsibility initiatives. IGAM will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

         IGAM will generally vote FOR

               o    International Labor Organization Principles

               o Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

               o    Expanding EEO/Social Responsibility Reporting

                                 RECORD KEEPING

         The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                  PROXY VOTING

The Boards of Trustees of the IGAM and AIM Mutual Funds have expressly delegated to the Advisors the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Boards of Trustees to act solely in the interests of shareholders of the Funds. Other clients of the Advisors who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures, as administered by the Advisor, is available without charge by calling 1-800-525-8085. It is also available on the website of the Securities and Exchange Commission, at www.sec.gov.

PROXY VOTING ADMINISTRATION - The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Funds' Boards of Trustees; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Trustees to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES -- Overview -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of trustees and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:

               o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

               o    Announce its voting intentions and the reasons therefor.

               o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

               o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

Routine Matters - the Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

Boards of Trustees - The Advisor generally votes for management's slate of trustee nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of directors to eliminate cumulative voting.

Compensation - The Advisor believes that it is important that a company's equity based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

Anti-takeover and Similar Corporate Governance Issues - The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

Social Issues - The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. The Advisor will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.

Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual or perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Boards of Trustees on a quarterly basis, together with the reasons for such votes.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of           April 1, 2004.





AIM V.I. AGGRESSIVE GROWTH FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN: LYNNE MCENTEGART SEP ACCT
              440 LINCOLN STREET                                    30.53%                     N/A
              MAILSTOP S-310
              WORCESTER MA  01653-00000001
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT
              P.O. BOX 94200                                        18.63%                     N/A
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE STE AN2N                        N/A                    16.49%
              VERNON HILLS IL   60061-1553
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                 24.96%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE AND ANNUITY
              ATTN:  DAVE TEN BROECK                                 9.73%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------

AIM V.I. AGGRESSIVE GROWTH FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              MINNESOTA LIFE INSURANCE CO.
              ATTN  A6-5216                                           N/A                    71.94%
              400 ROBERT ST N
              ST PAUL MN  55101-2015
              ---------------------------------------------------------------------------------------------
              PAUL IANNELLI
              3900 BURGESS PLACE                                      N/A                    10.50%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097
              ---------------------------------------------------------------------------------------------
              SAFECO LIFE INSURANCE COMPANY
              ATTN MICHAEL ZHANG                                    7.68%                     N/A
              4854 154TH PLACE NE
              REDMOND WA  98052-9664
              ---------------------------------------------------------------------------------------------



AIM V.I. BALANCED FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE INS CO OF NEW YORK
              NY PROPRIETARY                                          5.75%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS ROAD                                       N/A                    14.90%
              NORTHBROOK IL  60062-7155
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE INSURANCE CO.
              ATTN:  FINANCIAL CONTROL - CIGNA                         5.13%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                     52.82%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------

AIM V.I. BALANCED FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              GLENBROOK LIFE & ANNUITY CO
              VA1 AND SPVL ACCOUNT                                   12.03%                      N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO.
              GLAC MULTI-MANAGER ACCOUNT                              6.03%                      N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE STE AN2N                          N/A                    38.61%
              VERNON HILLS IL  60061-1533
              ---------------------------------------------------------------------------------------------
              MINNESOTA LIFE INSURANCE CO
              ATTN A6-5216                                              N/A                    40.18%
              400 ROBERT ST N
              ST PAUL MN  55101-2015
              ---------------------------------------------------------------------------------------------
              TRANSAMERICA LIFE INSURANCE CO
              ATTN FMD ACCTG MS 4410                                    N/A                     6.31%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IOWA 52499
              ---------------------------------------------------------------------------------------------
              UNION CENTRAL LIFE INSURANCE
              FBO VARIABLE UNIVERSAL LIFE
              ATTN ROBERTA UJVARY                                     13.36%                     N/A
              PO BOX 40888
              CINCINNATI OH  45240-0000
              ---------------------------------------------------------------------------------------------




AIM V.I. BASIC VALUE FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN:  LYNNE MCENTEGART SEP ACCOUNT
              440 LINCOLN STSREET                                       N/A                    34.41%
              MAILSTOP S-310
              WORCESTER MA  01653-0001

AIM V.I. BASIC VALUE FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                     6.44%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                   62.19%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                   19.96%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------
              NATIONWIDE INSURANCE COMPANY NWVAII
              C/O IPO PORTFOLIO ACCOUNTING                             N/A                     5.69%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029
              ---------------------------------------------------------------------------------------------
              NATIONWIDE INSURANCE COMPANY NWVA7
              C/O IPO PORTFOLIO ACCOUNTING                             N/A                     5.41%
              PO BOX 182029
              COLUMBUS OH  43218-2029
              ---------------------------------------------------------------------------------------------
              TRANSAMERICA LIFE INSURANCE CO
              LANDMARK
              ATTN  FMD OPERATIONAL ACCOUNTING                         N/A                    21.29%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001
              ---------------------------------------------------------------------------------------------
              TRANSAMERICA LIFE INSURANCE CO
              EXTRA
              ATTN  FMD OPERATIONAL ACCOUNTING                         N/A                     8.07%
              4333 EDGEWOOD DR NE
              CEDAR RAPIDS IA  52499-0001
              ---------------------------------------------------------------------------------------------

AIM V.I. BLUE CHIP FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN: LYNNE MCENTEGART SEP ACCOUNT
              440 LINCOLN STREET                                      18.74%                     N/A
              MAILSTOP S-310
              WORCESTER MA  01653-0000
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS  ROAD                                      N/A                    27.30%
              NORTHBROOK IL  60061-7155
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE INS CO OF NEW YORK
              NY PROPRIETARY                                           5.07%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                     18.30%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE STE AN2N                         N/A                    72.69%
              VERNON HILLS IL  60061-1533
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                   36.21%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN:  DAVE TEN BROECK                                  14.00%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------

AIM V.I. CAPITAL APPRECIATION FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                            9.54%                    N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE INSURANCE CO.
              AIM VI - AIM VA3                                         N/A                     6.77%
              3100 SANDERS ROAD STE K4A
              NORTHBROOK IL  60062-7154
              ---------------------------------------------------------------------------------------------

              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                     9.11%                     N/A
              MINNEAPOLIS MN  55440
              ---------------------------------------------------------------------------------------------
              IDS LIFE INSURANCE CO
              222 AXP FINANCIAL CENTER                                 N/A                    49.42%
              MINNEAPOLIS MN  55474-0002
              ---------------------------------------------------------------------------------------------
              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                          13.73%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001
              ---------------------------------------------------------------------------------------------
              MERRILL LYNCH LIFE INSURANCE CO
              FBO THE SOLE BENEFIT OF CUSTOMERS                      14.23%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484
              ---------------------------------------------------------------------------------------------
              TRANSAMERICA LIFE INSURANCE CO.
              LANDMARK
              ATTN  MFD OPERATIONAL ACCOUNTING                         N/A                    12.67%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499-0001
              ---------------------------------------------------------------------------------------------
              TRANSAMERICA LIFE INSURANCE
              COTRAVELERS INSURANCE COMPANY
              EXTRAATTN  SHAREHOLDER ACCOUNTING                        N/A                     5.18%
              4333 EDGEWOOD RD NEONE TOWER SQUARE G6MS
              CEDAR RAPIDS IA  52499-0001HARTFORD CT  06183-0002
              ---------------------------------------------------------------------------------------------

AIM V.I. CAPITAL DEVELOPMENT FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
              ATTN:  LYNNE MCENTEGART SEP ACCOUNT
              440 LINCOLN STREET                                        N/A                     9.69%
              MAILSTOP S-310
              WORCESTER MA  01653-0001
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                     18.66%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                     65.22%                     N/A
              MINNEAPOLIS MN  55440
              ---------------------------------------------------------------------------------------------
              IDS LIFE INSURANCE CO RAVA
              222 AXP FINANCIAL CENTER                                  N/A                    61.01%
              MINNEAPOLIS MN  55474-0002
              ---------------------------------------------------------------------------------------------
              JOHN HANCOCK
              FUND OPERATIONS                                           N/A                     6.64%
              529 MAIN STREET
              CHARLES, MA  02129
              ---------------------------------------------------------------------------------------------
              NATIONWIDE INSURANCE CO  NWVAII
              C/O  IPO PORTFOLIO ACCOUNTING                             N/A                     9.67%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029
              ---------------------------------------------------------------------------------------------




AIM V.I. CORE EQUITY FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              GLENBROOK LIFE & ANNUITY CO
              300 N. MILWAUKEE AVE  STE AN2N                           N/A                    10.50%
              VERNON HILLS IL  60061-1533
              ---------------------------------------------------------------------------------------------
              IDS LIFE INSURANCE CO
              IDS TOWER 10T11/340                                   59.15%                      N/A
              MINNEAPOLIS MN  55410
              ---------------------------------------------------------------------------------------------

AIM V.I. CORE EQUITY FUND




              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                           8.12%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001
              ---------------------------------------------------------------------------------------------
              PRUDENTIAL INSURANCE CO OF AMERICA
              ATTN IGG FINL REP SEP ACCTS
              NJ-02-07-01                                             6.08%                     N/A
              213 WASHINGTON ST  7TH FL
              NEWARK NJ  07102-2992
              ---------------------------------------------------------------------------------------------
              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST  STE 302                                 N/A                    58.71%
              STAMFORD CT  06901-0000
              ---------------------------------------------------------------------------------------------
              SUN LIFE FINANCIAL
              P.O. BOX 9137                                            N/A                    11.13%
              WELLESLEY HILLS MA  02481-9137
              ---------------------------------------------------------------------------------------------
              TRANSAMERICA LIFE INSURANCE CO
              RIB III
              ATTN  FMD OPERATIONAL ACCOUNTING                         N/A                     8.41%
              4333 EDGEWOOD DR NE
              CEDAR RAPIDS IA  52499-0001
              ---------------------------------------------------------------------------------------------




AIM V.I. DENT DEMOGRAPHIC TRENDS FUND



              --------------------------------------------------------------------------------------------
                                                                    SERIES I                 SERIES II
                                                                     SHARES                   SHARES
                                                                ----------------       -------------------
                                                                PERCENTAGE OWNED
             NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
             PRINCIPAL HOLDER                                        RECORD                   RECORD
             -------------------                                ----------------       -------------------
             GLENBROOK LIFE & ANNUITY CO
             PROPRIETARY ACCOUNT                                     16.39%                     N/A
             P.O. BOX 94200
             PALATINE IL  60094-4200
             ---------------------------------------------------------------------------------------------
             HARTFORD LIFE AND ANNUITY
             SEPARATE ACCOUNT
             ATTN  DAVE TEN BROECK                                   37.93%                     N/A
             P.O. BOX 2999
             HARTFORD CT  06104-2999
             ---------------------------------------------------------------------------------------------

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
             HARTFORD LIFE AND ANNUITY SEPARATE ACCOUNT
             ATTN  DAVE TEN BROECK                                   10.23%                     N/A
             P.O. BOX 2999
             HARTFORD CT  06104-2999
             ---------------------------------------------------------------------------------------------
             GOLDEN AMERICAN LIFEING USA ANNUITY AND LIFE
             INSURANCE CO                                              N/A                    98.06%
             1475 DUNWOODY DRIVE
             WEST CHESTER, PA 19380-1478
             ---------------------------------------------------------------------------------------------
             RELIASTAR LIFE INSURANCE CO
             FBO SELECT LIFE 2/3                                     19.36%                     N/A
             RTE 5106 PO BOX 20
             MINNEAPOLIS MN  55440-0020
             ---------------------------------------------------------------------------------------------




AIM V.I. DIVERSIFIED INCOME FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                          24.23%                      N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                        N/A                    23.69%
              NORTHBROOK IL  60062-7155
              ---------------------------------------------------------------------------------------------
              AMERICAN GENERAL ANNUITY
              ATTN CHRIS BOUMAN                                       5.04%                     N/A
              205 E 10TH ST
              AMARILLO TX  79101-3507
              ---------------------------------------------------------------------------------------------
              GENERAL AMERICAN LIFE INSURANCE
              SEPARATE ACCOUNTS B1-08                                 6.60%                     N/A
              13045 TESSON FERRY RD
              ST LOUIS MO  63128-3499
              ---------------------------------------------------------------------------------------------

AIM V.I. DIVERSIFIED INCOME FUND




              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                    26.05%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              VA1 AND SPV L ACCOUNT                                  19.59%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                        N/A                    76.31%
              VERNON HILLS IL  60061-1553
              ---------------------------------------------------------------------------------------------




AIM V.I. GOVERNMENT SECURITIES FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE IN OF NEW YORK
              3100 SANDERAS ROAD                                      N/A                    13.35%
              NORTHBROOK IL  60062-7155
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                     6.85%                     N/A
              3100 SANDERS RDP.O. BOX 94200
              NORTHBROOK PALATINE IL  6006260094-71554200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              300 N. MILWAUKEE AVE  STE AN2N                          N/A                    13.64%
              VERNON HILLS IL  60061-1533
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                  50.74%                      N/A
              PO BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------

AIM V.I. GOVERNMENT SECURITIES FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              HARTFORD LIFE
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                 16.95%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------
              PAUL IANNELLI
              3900 BURGESS PLACE                                      N/A                    14.22%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097
              ---------------------------------------------------------------------------------------------
              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST  STE 302                                N/A                    18.90%
              STAMFORD CT  06901-3539
              ---------------------------------------------------------------------------------------------
              SECURITY LIFE OF DENVER
              VARIABLE OPERATIONS                                    5.41%                     N/A
              1290 BROADWAY
              DENVER CO  80203-2122
              ---------------------------------------------------------------------------------------------
              THE LINCOLN NATIONAL LIFE INS CO
              ATTN SHIRLEY SMITH                                       N/A                    19.48%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506
              ---------------------------------------------------------------------------------------------
              TRANSAMERICA LIFE INSURANCE CO
              PREFERRED ADVANTAGE
              ATTN  FMD OPERATIONAL ACCOUNTING                         N/A                    19.44%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499
              ---------------------------------------------------------------------------------------------




AIM V.I. GROWTH FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA
              P.O. BOX 94200                                          11.71%                     N/A
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                     11.65%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------

AIM V.I. GROWTH FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                    6.69%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GOLDEN AMERICANING USA ANNUITY AND LIFE INSURANCE
              COMPANY                                                   N/A                    30.90%
              1475 DUNWOODY DRIVE
              WEST CHESTER PA  19380
              ---------------------------------------------------------------------------------------------
              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                           14.35%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001
              ---------------------------------------------------------------------------------------------
              LINCOLN LIFE FLEXIBLE PREMIUM
              VARIABLE LIFE ACCT M/VUL-1 SA-M
              ATTN  KAREN GERKA                                       13.58%                     N/A
              1300 CLINTON ST
              MAIL STOP 4CO1
              FORT WAYNE IL  46802-3518
              ---------------------------------------------------------------------------------------------
              SUN LIFE FINANCIAL
              RETIREMENT PRODUCTS & SERVICES                           9.25%                     N/A
              PO BOX 9134
              WELLESLEY HILLS, MA 02481-9134
              ---------------------------------------------------------------------------------------------
              SUN LIFE FINANCIAL
              P.O. BOX 9137                                            N/A                     6.25%
              WELLESLEY HILLS MA  02481-9137
              ---------------------------------------------------------------------------------------------
              THE LINCOLN NATIONAL LIFE INS CO.
              ATTN  SHIRLEY SMITH                                      N/A                    45.68%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-0000
              ---------------------------------------------------------------------------------------------
              TRANSAMERICA LIFE INSURANCE CO
              PREFERRED ADVANTAGE
              ATTN  FMD OPERATIONAL ACCOUNTING                         N/A                     5.21%
              4333 EDGEWOOD RD NE
              CEDAR RAPIDS IA  52499
              ---------------------------------------------------------------------------------------------
              PRINCIPAL LIFE INSURANCE
              ATTN:  CHAD NICHOLS                                     5.24%                     N/A
              711 HIGH STREET
              DES MOINES, IA  50392
              ---------------------------------------------------------------------------------------------

AIM V.I. HIGH YIELD FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------

              ALLMERICA FINANCIAL LIFE INS
              ATTN: LYNNE MCENTEGART
              440 LINCOLN STREET                                       6.34%                     N/A
              MAILSTOP S-310
              WORCESTER MA  01653-0001
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE INSURANCE CO ATTN FINANCIAL
              CONTROL-CIGNA                                            9.24%                     N/A
              P.O. BOX 94200
              PALATINE IL 60094-4200
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE OF NEW YORK
              3100 SANDERS ROAD                                         N/A                    23.44%
              NORTHBROOK IL  60062-7155
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                     41.94%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                   10.58%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                         N/A                    76.56%
              VERNON HILLS IL  60061-1533
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE INSURANCE CO
              SEPARATE ACCOUNT 2
              ATTN DAVID TEN BROECK                                   20.47%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------

AIM V.I. INTERNATIONAL GROWTH FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE INSURANCE CO.
              ATTN:  FINANCIAL CONTROL-CIGNA                           13.31%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                     7.03%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                       6.91%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              LINCOLN NATIONAL LIFE INSURANCE COMPANY
              1300 S. CLINTON STREET                                    8.78%                     N/A
              FORT WAYNE IN  46802-3506
              ---------------------------------------------------------------------------------------------
              LINCOLN NATIONAL LIFE INSURANCE COMPANY
              1300 S. CLINTON STREET                                    N/A                    35.91%
              FORT WAYNE IN  46802-3506
              ---------------------------------------------------------------------------------------------
              MERRILL LYNCH LIFE INSURANCE CO
              FBO THE SOLE BENEFIT OF CUSTOMERS                         6.35%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484
              ---------------------------------------------------------------------------------------------
              SAGE LIFE ASSURANCE OF AMERICA
              300 ATLANTIC ST                                           N/A                    33.02%
              STE 302
              STAMFORD CT  06901-3539
              ---------------------------------------------------------------------------------------------
              SUN LIFE FINANCIAL
              RETIREMENT PRODUCTS & SERVICES                           10.13%                     N/A
              PO BOX 9134
              WELLESLEY HILLS, MA 02481
              ---------------------------------------------------------------------------------------------
              SUN LIFE FINANCIAL ASSURANCE COMPANY OF CANADA (US)
              P.O. BOX 91379133                                         9.73%                    N/A
              WELLESLEY HILLS MA  02481-91379133
              ---------------------------------------------------------------------------------------------
              SUN LIFE ASSURANCE COMPANY OF CANADA (US)FINANCIAL
              P.O. BOX 91339137                                         N/A                     5.45%
              WELLESLEY HILLS MA  02481-91339137
              ---------------------------------------------------------------------------------------------

AIM V.I. INTERNATIONAL GROWTH FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              NATIONWIDE INS. CO.
              C/O PORTFOLIO ACCT.                                       N/A                    14.15%
              P.O. BOX 182029
              COLUMBUS, OH  43218
              ---------------------------------------------------------------------------------------------



AIM V.I. LARGE CAP GROWTH FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              A I M ADVISORS, INC.
              ATTN:  DAVID HESSEL                                     100.00%*                  100.00%*
              11 GREENWAY PLAZA SUITE 1001919
              HOUSTON TX  77046-1103
              ---------------------------------------------------------------------------------------------




AIM V.I. MID CAP CORE EQUITY FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                       N/A                    20.85%
              VERNON HILLS IL  60061-1533
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                 69.22%                      N/A
              PO BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------


----------


* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. MID CAP CORE EQUITY FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              HARTFORD LIFE SEPARATE ACCOUNT
              ATTN DAVE TEN BROECK                                  19.46%                     N/A
              PO BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------
              JEFFERSON NATIONAL INSURANCE COMPANY
              9920 CORPORATE CAMPUS DR STE 1000                      N/A                     8.46%
              LOUISVILLE KY  40223-4051
              ---------------------------------------------------------------------------------------------
              PAUL IANNELLI
              3900 BURGESS PLACE                                     N/A                    10.98%
              EQUITY ACCOUNTING 3-S
              BETHLEHEM PA  18017-9097
              ---------------------------------------------------------------------------------------------
              SECURITY BENEFIT LIFE
              FBO UNBUNDLED
              C/O VARIABLE ANNUITY DEPARTMENT                        N/A                     9.63%
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66636-1000
              ---------------------------------------------------------------------------------------------
              TRAVELERS INSURANCE COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                           N/A                    31.07%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002
              ---------------------------------------------------------------------------------------------
              TRAVELERS INSURANCELIFE & ANNUITY COMPANY
              ATTN  SHAREHOLDER ACCOUNTING                           N/A                     5.61%
              ONE TOWER SQUARE 6MS
              HARTFORD CT  06183-0002
              ---------------------------------------------------------------------------------------------

AIM V.I. MONEY MARKET FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                            18.83%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              ALLSTATE LIFE OF NEW YORK
              3100 SANDERAS ROAD                                         N/A                    72.59%
              NORTHBROOK IL  60062-7155
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              PROPRIETARY ACCOUNT                                      32.65%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY CO
              VA 1 AND SPVL ACCOUNT                                    19.76%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              GLENBROOK LIFE & ANNUITY
              300 N. MILWAUKEE AVENUE  STE AN2N                          N/A                    27.41%
              VERNON HILLS IL  60061-1533
              ---------------------------------------------------------------------------------------------
              SAGE LIFE ASSURANCE
              969 HIGHRIDGE RD, STE 200                                18.70%                     N/A
              STAMFORD, CT  06905
              ---------------------------------------------------------------------------------------------




AIM V.I. PREMIER EQUITY FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE INSURANCE CO
              AIM VI - AIM VA3
              3100 SANDERS RD STE K4A                                   N/A                    12.16%
              NORTHBROOK IL  60062-7154
              ---------------------------------------------------------------------------------------------

AIM V.I. PREMIER EQUITY FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLSTATE LIFE INSURANCE CO
              ATTN FINANCIAL CONTROL- CIGNA                            6.15%                     N/A
              P.O. BOX 94200
              PALATINE IL  60094-4200
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE AND ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                    5.90%                     N/A
              P.O. BOX 2999
              HARTFORD CT  06104-2999
              ---------------------------------------------------------------------------------------------
              ING LIFE INSURANCE AND ANNUITY CO
              CONVEYOR TN41                                            6.51%                     N/A
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001
              ---------------------------------------------------------------------------------------------
              MERRILL LYNCH PIERCE FENNER & SMITH
              FBO THE SOLE BENEFIT OF CUSTOMERS                       14.03%                     N/A
              4800 DEER LAKE DR E
              JACKSONVILLE FL  32246-6484
              ---------------------------------------------------------------------------------------------
              METLIFE INVESTORS VA/VL
              ACCT ONE
              ATTN  STACIE GANNON                                      N/A                     5.57%
              P.O. BOX 295
              DES MOINES IA  50301-0295
              ---------------------------------------------------------------------------------------------
              NATIONWIDE INSURANCE COMPANY
              NWVA7
              C/O IPO PORTFOLIO ACCOUNTING                             N/A                     8.07%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029
              ---------------------------------------------------------------------------------------------
              NATIONWIDE INSURANCE COMPANY
              NWVA9
              C/O IPO PORTFOLIO ACCOUNTING                             N/A                     7.53%
              P.O. BOX 182029
              COLUMBUS OH  43218-2029
              ---------------------------------------------------------------------------------------------
              PRUDENTIAL INSURANCE CO IF AMER
              ATTN IGG FINL REP SEP ACCTS
              NJ-02-07-01                                             11.35%                     N/A
              213 WASHINGTON ST  7TH FL
              NEWARK NJ  07102-2992
              ---------------------------------------------------------------------------------------------
              THE LINCOLN NATIONAL LIFE INS CO
              ATTN SHIRLEY SMITH                                       N/A                    43.04%
              1300 SOUTH CLINTON STREET
              FORT WAYNE IN  46802-3506
              ---------------------------------------------------------------------------------------------

AIM V.I. REAL ESTATE FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              JEFFERSON NATIONAL LIFE INSURANCE
              9920 CORPORATE CAMPUS DR  STE 1000                        15.46%                     N/A
              LOUISVILLE KY  40223-4051
              ---------------------------------------------------------------------------------------------
              KEMPER INVESTORS LIFE INSURANCE CO
              VARIABLE SEPARATE ACCOUNT                                  7.36%                     N/A
              1600 MCCONNOR PKWY
              SCHAUMBURG IL  60196-6801
              ---------------------------------------------------------------------------------------------
              SAFECO LIFE INSURANCE
              ATTN  MICHEAL ZHANG                                       43.46%                     N/A
              P.O. BOX 34890
              SEATTLE WA  98124-1890
              ---------------------------------------------------------------------------------------------
              SECURITY BENEFIT LIFE
              FBO UNBUNDLED
              C/O VARIABLE ANNUITY DEPARTMENT                            8.13%                     N/A
              1 SW SECURITY BENEFIT PL
              TOPEKA KS  66636-1000
              ---------------------------------------------------------------------------------------------



AIM V.I. SMALL CAP EQUITY FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              A I M ADVISORS INC
              ATTN:  DAVID HESSEL
              11 GREENWAY PLAZA SUITE 1919                           5.87%                   100.00%*
              HOUSTON  TX  77046-1103
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE & ANNUITY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                 73.63%                     N/A
              P.O. BOX 2999
              HARTFORD  CT  06104-2999
              ---------------------------------------------------------------------------------------------
              HARTFORD LIFE INSURANCE COMPANY
              SEPARATE ACCOUNT
              ATTN  DAVE TEN BROECK                                 20.50%                     N/A
              P.O. BOX 2999
              HARTFORD  CT  06104-2999
              ---------------------------------------------------------------------------------------------



----------
* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

INVESCO VIF - CORE EQUITY FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ANNUITY INVESTORS LIFE INS CO
              250 EAST FIFTH ST                                        13.37%                     N/A
              CINCINNATI OH  45202-4119
              ---------------------------------------------------------------------------------------------
              CONNECTICUT GENERAL LIFE INS
              PRODUCT LOB #1501
              ATTN BRENDA CHRISTIAN H18D                               21.96%                     N/A
              280 TRUMBULL ST
              P.O. BOX 2975
              HARTFORD CT  0610106104-2975
              ---------------------------------------------------------------------------------------------
              GREAT-WEST LIFE & ANNUITY
              UNIT VALUATIONS 2T2
              ATTN  MUTUAL FUND TRADING 2T2                            18.00%                     N/A
              8515 E ORCHARD RD
              ENGLEWOOD CO  80111-5002
              ---------------------------------------------------------------------------------------------
              SECURITY LIFE SEPARATE ACCOUNT L1
              UNIT VALUATIONS 2T2                                      26.22%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER PA  19380-1478
              ---------------------------------------------------------------------------------------------




INVESCO VIF - DYNAMICS FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              AMERICAN SKANDIA LIFE ASSURANCE CO
              VARIABLE ACCOUNT / SAB
              ATTN  INVESTMENT ACCOUNTING                              50.71%                     N/A
              P.O. BOX 883
              1 CORPORATE DR
              SHELTON  CT  06484-6208
              ---------------------------------------------------------------------------------------------
              COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
              4700 WESTOWN PKWY STE 200                                17.29%                     N/A
              W DES MOINES IA  50266-6718
              ---------------------------------------------------------------------------------------------
              IDS LIFE INSURANCE COMPANY
              1497 AXP FINANCIAL CTR                                   11.23%                     N/A
              MINNEAPOLIS  MN  55474-0014
              ---------------------------------------------------------------------------------------------

INVESCO VIF - FINANCIAL SERVICES FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              AMERICAN SKANDIA LIFE ASSURANCE CO
              VARIABLE ACCOUNT / SAB
              ATTN  INVESTMENT ACCOUNTING                             42.40%                     N/A
              P.O. BOX 883
              1 CORPORATE DR
              SHELTON  CT  06484-6208
              ---------------------------------------------------------------------------------------------
              CM LIFE INSURANCE CO
              FUND OPERATIONS / N255                                   6.72%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001
              ---------------------------------------------------------------------------------------------
              IDS LIFE INSURANCE COMPANY
              1497 AXP FINANCIAL CTR                                   8.16%                     N/A
              MINNEAPOLIS  MN  55474-0014
              ---------------------------------------------------------------------------------------------
              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                        32.70%                     N/A
              WEST CHESTER  PA  19380-1478
              ---------------------------------------------------------------------------------------------




INVESCO VIF - HEALTH SCIENCES FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLMERICA FIN LIFE INS & ANNU
              GROUP VEL ACCOUNT
              440 LINCOLN ST                                            7.81%                     N/A
              SEPARATESEPERATE ACCOUNTING
              MAIL STATION S310
              WORCESTER  MA  01653-0002
              ---------------------------------------------------------------------------------------------
              AMERICAN SKANDIA LIFE ASSURANCE CO
              VARIABLE ACCOUNT / SAB
              ATTN  INVESTMENT ACCOUNTING                              35.32%                     N/A
              P.O. BOX 883
              1 CORPORATE DR
              SHELTON  CT  06484-6208
              ---------------------------------------------------------------------------------------------
              CM LIFE INSURANCE CO
              FUND OPERATIONS / N255                                    7.89%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001
              ---------------------------------------------------------------------------------------------
              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                         30.04%                     N/A
              WEST CHESTER  PA  19380-1478
              ---------------------------------------------------------------------------------------------

INVESCO VIF - LEISURE FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                        99.99%                     N/A
              WEST CHESTER  PA  19380-1478
              ---------------------------------------------------------------------------------------------



INVESCO VIF - SMALL COMPANY GROWTH FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              CONNECTICUT GENERAL LIFE INS
              PRODUCT LOB  #1501
              ATTN  BRENDA CHRISTIAN H18D                              22.82%                     N/A
              280 TRUMBULL ST
              P.O. BOX 2975
              HARTFORD  CT  06104-2975
              ---------------------------------------------------------------------------------------------
              CONNECTICUT GENERAL LIFE INS CO
              SEPARATE ACCOUNT FE
              ATTN  BRENDA CHRISTIAN H18D                               7.45%                     N/A
              280 TRUMBULL ST
              P.O. BOX 2975
              HARTFORD  CT  06104-2975
              ---------------------------------------------------------------------------------------------
              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING                             10.03%                     N/A
              P.O. BOX 182029
              COLUMBUS  OH  43218-2029
              ---------------------------------------------------------------------------------------------
              PRINCIPAL LIFE INSURANCE CO
              FVA - PRINCIPAL VARIABLE ANNUITY
              ATTN  LISA DAGUE - IND ACG G-008-N10                      6.72%                     N/A
              711 HIGH ST
              DES MOINES  IA  50392-0001
              ---------------------------------------------------------------------------------------------
              SECURITY LIFE SEPARATE ACCOUNT L1
              UNIT VALUATIONS 2T2                                      30.38%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478
              ---------------------------------------------------------------------------------------------
              SUN LIFE FINANCIAL FUTURITY (NY)
              P.O. BOX 9134                                             6.90%                     N/A
              WELLESLEY HLS  MA  02481-9134
              ---------------------------------------------------------------------------------------------

INVESCO VIF - TECHNOLOGY FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              AMERICAN SKANDIA LIFE ASSURANCE CO
              VARIABLE ACCOUNT / SAB
              ATTN  INVESTMENT ACCOUNTING                              52.29%                     N/A
              P.O. BOX 883
              1 CORPORATE DR
              SHELTON  CT  06484-6208
              ---------------------------------------------------------------------------------------------
              CM LIFE INSURANCE CO
              FUND OPERATIONS / N255                                    9.19%                     N/A
              1295 STATE ST
              SPRINGFIELD  MA  01111-0001
              ---------------------------------------------------------------------------------------------
              GREAT-WEST LIFE & ANNUITY
              UNIT VALUATIONS 2T2
              ATTN  MUTUAL FUND TRADING 2T2                             6.17%                     N/A
              8515 E ORCHARD RD
              ENGLEWOOD  CO  80111-5002
              ---------------------------------------------------------------------------------------------
              IDS LIFE INSURANCE COMPANY
              1497 AXP FINANCIAL CTR                                    7.62%                     N/A
              MINNEAPOLIS  MN  55474-0014
              ---------------------------------------------------------------------------------------------




INVESCO VIF - TOTAL RETURN FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ANNUITY INVESTORS LIFE INS CO
              250 EAST FIFTH ST                                        12.61%                     N/A
              CINCINNATI  OH  45202-4119
              ---------------------------------------------------------------------------------------------
              NATIONWIDE INSURANCE CO
              C/O IPO PORTFOLIO ACCOUNTING                             13.52%                     N/A
              P.O. BOX 182029
              COLUMBUS  OH  43218-2029
              ---------------------------------------------------------------------------------------------
              SECURITY LIFE SEPARATE ACCOUNT L1
              UNIT VALUATIONS 2T2                                      69.65%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478
              ---------------------------------------------------------------------------------------------

INVESCO VIF - UTILITIES FUND



              ---------------------------------------------------------------------------------------------
                                                                     SERIES I                 SERIES II
                                                                      SHARES                   SHARES
                                                                 ----------------       -------------------
                                                                 PERCENTAGE OWNED
              NAME AND ADDRESS OF                                      OF               PERCENTAGE OWNED OF
              PRINCIPAL HOLDER                                        RECORD                   RECORD
              -------------------                                ----------------       -------------------
              ALLMERICA FIN LIFE INS & ANNU
              GROUP VEL ACCOUNT
              440 LINCOLN ST                                            9.55%                     N/A
              SEPARATE ACCOUNTING
              MAIL STATION S310
              WORCESTER  MA  01653-0002
              ---------------------------------------------------------------------------------------------
              ING USA ANNUITY AND LIFE INSURANCE CO
              1475 DUNWOODY DR                                         45.84%                     N/A
              WEST CHESTER  PA  19380-1478
              ---------------------------------------------------------------------------------------------
              KEMPER INVESTORS LIFE INSURANCE CO
              VARIABLE SEPARATE ACCOUNT                                18.97%                     N/A
              1600 MCCONNOR PKWY
              SCHAUMBURG  IL  60196-6801
              ---------------------------------------------------------------------------------------------
              SECURITY LIFE SEPARATE ACCOUNT L1
              UNIT VALUATIONS 2T2                                      12.42%                     N/A
              1475 DUNWOODY DR
              WEST CHESTER  PA  19380-1478
              ---------------------------------------------------------------------------------------------




MANAGEMENT OWNERSHIP



As of April 1, 2004, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX F
                               PENDING LITIGATION


The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties either have been served or have had service of process waived as of March 18, 2004.



         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S.

         GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND

         BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP

         PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND,

         INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty.

         The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

                              FINANCIAL STATEMENTS











                                       FS

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Core Equity Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                        INVESCO VIF - CORE EQUITY FUND

Schedule of Investments
December 31, 2003

                                                            MARKET
                                                 SHARES     VALUE
         -------------------------------------------------------------
         COMMON STOCKS-97.96%

         Aerospace & Defense-2.73%
         Honeywell International Inc.             51,900 $   1,735,017
         -------------------------------------------------------------
         United Technologies Corp.                13,200     1,250,964
         -------------------------------------------------------------
                                                             2,985,981
         -------------------------------------------------------------

         Asset Management & Custody Banks-2.99%
         Bank of New York Co., Inc. (The)         48,800     1,616,256
         -------------------------------------------------------------
         State Street Corp.                       31,600     1,645,728
         -------------------------------------------------------------
                                                             3,261,984
         -------------------------------------------------------------

         Building Products-1.88%
         Masco Corp.                              74,700     2,047,527
         -------------------------------------------------------------

         Communications Equipment-5.10%
         Cisco Systems, Inc. (a)                 155,900     3,786,811
         -------------------------------------------------------------
         QUALCOMM Inc.                            33,100     1,785,083
         -------------------------------------------------------------
                                                             5,571,894
         -------------------------------------------------------------

         Computer Hardware-1.96%
         Dell Inc. (a)                            62,900     2,136,084
         -------------------------------------------------------------

         Computer Storage & Peripherals-0.52%
         EMC Corp. (a)                            43,600       563,312
         -------------------------------------------------------------

         Construction & Farm Machinery & Heavy
          Trucks-1.13%
         Deere & Co.                              19,000     1,235,950
         -------------------------------------------------------------

         Consumer Finance-1.52%
         MBNA Corp.                               66,700     1,657,495
         -------------------------------------------------------------

         Diversified Banks-2.12%
         Bank of America Corp.                    28,800     2,316,384
         -------------------------------------------------------------

         Diversified Chemicals-3.43%
         E. I. du Pont de Nemours & Co.           31,600     1,450,124
         -------------------------------------------------------------
         Eastman Chemical Co.                     28,800     1,138,464
         -------------------------------------------------------------
         PPG Industries, Inc.                     18,100     1,158,762
         -------------------------------------------------------------
                                                             3,747,350
         -------------------------------------------------------------

         Diversified Metals & Mining-1.62%
         Phelps Dodge Corp. (a)                   23,300     1,772,897
         -------------------------------------------------------------

         Drug Retail-2.30%
         Walgreen Co.                             69,000     2,510,220
         -------------------------------------------------------------

         Electrical Components & Equipment-1.02%
         Emerson Electric Co.                     17,200     1,113,700
         -------------------------------------------------------------

         Electronic Manufacturing Services-1.69%
         Jabil Circuit, Inc. (a)                  65,400     1,850,820
         -------------------------------------------------------------

                                                           MARKET
                                                SHARES     VALUE
           ----------------------------------------------------------

           Forest Products-1.22%
           Weyerhaeuser Co.                      20,900 $   1,337,600
           ----------------------------------------------------------

           General Merchandise Stores-1.75%
           Target Corp.                          49,700     1,908,480
           ----------------------------------------------------------

           Health Care Equipment-1.88%
           Medtronic, Inc.                       42,200     2,051,342
           ----------------------------------------------------------

           Home Improvement Retail-1.30%
           Home Depot, Inc. (The)                39,900     1,416,051
           ----------------------------------------------------------

           Household Products-1.49%
           Procter & Gamble Co. (The)            16,300     1,628,044
           ----------------------------------------------------------

           Hypermarkets & Super Centers-2.88%
           Wal-Mart Stores, Inc.                 59,200     3,140,560
           ----------------------------------------------------------

           Industrial Conglomerates-3.50%
           General Electric Co.                 123,400     3,822,932
           ----------------------------------------------------------

           Industrial Gases-3.55%
           Air Products & Chemicals, Inc.        29,900     1,579,617
           ----------------------------------------------------------
           Praxair, Inc.                         60,200     2,299,640
           ----------------------------------------------------------
                                                            3,879,257
           ----------------------------------------------------------

           Industrial Machinery-4.03%
           Eaton Corp.                           15,300     1,652,094
           ----------------------------------------------------------
           Ingersoll-Rand Co.-Class A (Bermuda)  40,500     2,749,140
           ----------------------------------------------------------
                                                            4,401,234
           ----------------------------------------------------------

           Integrated Oil & Gas-2.81%
           Exxon Mobil Corp.                     74,800     3,066,800
           ----------------------------------------------------------

           Internet Retail-0.63%
           eBay Inc. (a)                         10,700       691,113
           ----------------------------------------------------------

           Investment Banking & Brokerage-4.02%
           Goldman Sachs Group, Inc. (The)       24,900     2,458,377
           ----------------------------------------------------------
           Morgan Stanley                        33,400     1,932,858
           ----------------------------------------------------------
                                                            4,391,235
           ----------------------------------------------------------

           Movies & Entertainment-0.81%
           Viacom Inc.-Class B                   19,900       883,162
           ----------------------------------------------------------

           Multi-Line Insurance-2.18%
           American International Group, Inc.    35,900     2,379,452
           ----------------------------------------------------------

           Other Diversified Financial Services-3.38%
           Citigroup Inc.                        76,066     3,692,244
           ----------------------------------------------------------

           Paper Products-1.69%
           International Paper Co.               42,700     1,840,797
           ----------------------------------------------------------

                        INVESCO VIF - CORE EQUITY FUND

                                                          MARKET
                                               SHARES     VALUE
           ---------------------------------------------------------

           Pharmaceuticals-8.63%
           Johnson & Johnson                    59,200 $   3,058,272
           ---------------------------------------------------------
           Pfizer Inc.                         125,780     4,443,807
           ---------------------------------------------------------
           Wyeth                                45,400     1,927,230
           ---------------------------------------------------------
                                                           9,429,309
           ---------------------------------------------------------

           Property & Casualty Insurance-0.97%
           Allstate Corp. (The)                 24,500     1,053,990
           ---------------------------------------------------------

           Semiconductors-4.98%
           Altera Corp. (a)                     59,500     1,350,650
           ---------------------------------------------------------
           Intel Corp.                          97,700     3,145,940
           ---------------------------------------------------------
           Maxim Integrated Products, Inc.      19,000       946,200
           ---------------------------------------------------------
                                                           5,442,790
           ---------------------------------------------------------

           Soft Drinks-2.04%
           PepsiCo, Inc.                        47,900     2,233,098
           ---------------------------------------------------------

           Specialty Stores-0.68%
           Bed Bath & Beyond Inc. (a)           17,200       745,620
           ---------------------------------------------------------

           Systems Software-4.92%
           Microsoft Corp.                     146,700     4,040,118
           ---------------------------------------------------------
           Oracle Corp. (a)                    101,300     1,337,160
           ---------------------------------------------------------
                                                           5,377,278
           ---------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
 -----------------------------------------------------------------------------

 Thrifts & Mortgage Finance-8.61%
 Fannie Mae                                               47,600 $   3,572,856
 -----------------------------------------------------------------------------
 Freddie Mac                                              24,600     1,434,672
 -----------------------------------------------------------------------------
 MGIC Investment Corp.                                     9,500       540,930
 -----------------------------------------------------------------------------
 PMI Group, Inc. (The)                                    45,100     1,679,073
 -----------------------------------------------------------------------------
 Radian Group Inc.                                        44,500     2,169,375
 -----------------------------------------------------------------------------
                                                                     9,396,906
 -----------------------------------------------------------------------------
   Total Common Stocks
    (Cost $97,613,701)                                             106,980,892
 -----------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT
 BONDS & NOTES-0.26%

 Electric Utilities-0.26%
 Public Service of New Mexico, Series B, Sr. Unsec.
  Notes, 7.50%, 08/01/18 (Cost $234,080)              $  250,000       280,848
 -----------------------------------------------------------------------------

                                                       SHARES
 MONEY MARKET FUNDS-1.64%
 INVESCO Treasurer's Series Money Market Reserve Fund
  (Cost $1,791,903) (b)                                1,791,903     1,791,903
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-99.86% (Cost $99,639,684)                       109,053,643
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-0.14%                                   149,528
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $ 109,203,171
 -----------------------------------------------------------------------------

Investment Abbreviations:
Sr.-Senior
Unsec.-Unsecured

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.


See accompanying notes which are an integral part of the financial statements.

                        INVESCO VIF - CORE EQUITY FUND

Statement of Assets and Liabilities
December 31, 2003


ASSETS:
Investments, at market value (cost $97,847,781)                       $107,261,740
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,791,903)           1,791,903
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                         202,437
-----------------------------------------------------------------------------------
  Capital stock sold                                                       111,330
-----------------------------------------------------------------------------------
  Dividends and interest                                                    94,033
-----------------------------------------------------------------------------------
  Amount due from advisor                                                      162
-----------------------------------------------------------------------------------
Investment for deferred compensation and retirement plans                    9,259
-----------------------------------------------------------------------------------
    Total assets                                                       109,470,864
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                    243,860
-----------------------------------------------------------------------------------
  Capital stock reacquired                                                   4,814
-----------------------------------------------------------------------------------
  Deferred compensation and retirement plans                                11,296
-----------------------------------------------------------------------------------
Accrued directors' fees                                                        211
-----------------------------------------------------------------------------------
Accrued operating expenses                                                   7,512
-----------------------------------------------------------------------------------
    Total liabilities                                                      267,693
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $109,203,171
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Capital (par value and additional paid-in)                            $114,500,597
-----------------------------------------------------------------------------------
Undistributed net investment income                                        813,907
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (15,525,292)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities                         9,413,959
-----------------------------------------------------------------------------------
                                                                      $109,203,171
-----------------------------------------------------------------------------------

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Authorized                                                             100,000,000
-----------------------------------------------------------------------------------
Outstanding                                                              6,096,668
-----------------------------------------------------------------------------------
Net asset value per share                                             $      17.91
-----------------------------------------------------------------------------------


Statement of Operations
For the year ended December 31, 2003


  INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $11,858)          $ 1,848,064
  ---------------------------------------------------------------------------
  Dividends from affiliated money market funds                        12,003
  ---------------------------------------------------------------------------
  Interest                                                            64,002
  ---------------------------------------------------------------------------
      Total investment income                                      1,924,069
  ---------------------------------------------------------------------------

  EXPENSES:
  Advisory fees                                                      750,363
  ---------------------------------------------------------------------------
  Administrative services fees                                       275,129
  ---------------------------------------------------------------------------
  Custodian fees                                                      15,411
  ---------------------------------------------------------------------------
  Transfer agent fees                                                  6,901
  ---------------------------------------------------------------------------
  Directors' fees                                                     15,024
  ---------------------------------------------------------------------------
  Other                                                               41,816
  ---------------------------------------------------------------------------
      Total expenses                                               1,104,644
  ---------------------------------------------------------------------------
  Less: Fees waived and expense offset arrangements                   (1,919)
  ---------------------------------------------------------------------------
      Net expenses                                                 1,102,725
  ---------------------------------------------------------------------------
  Net investment income                                              821,344
  ---------------------------------------------------------------------------

  REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
  Net realized gain (loss) from:
    Investment securities                                          4,572,745
  ---------------------------------------------------------------------------
    Foreign currencies                                                   (11)
  ---------------------------------------------------------------------------
                                                                   4,572,734
  ---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities  15,106,971
  ---------------------------------------------------------------------------
  Net gain from investment securities and foreign currencies      19,679,705
  ---------------------------------------------------------------------------
  Net increase in net assets resulting from operations           $20,501,049
  ---------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                        INVESCO VIF - CORE EQUITY FUND

Statement of Changes in Net Assets
For the years ended December 31, 2003 and 2002

                                                                                                                        2003
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                             $    821,344
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                                           4,572,734
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                                       15,106,971
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                   20,501,049
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                                             (1,157,473)
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                               (5,671,282)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                             13,672,294
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                   95,530,877
--------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $813,907 and
  $1,150,047 for 2003 and 2002, respectively)                                                                       $109,203,171
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        2002
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                             $  1,154,164
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                                        (14,571,062)
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                                     (12,412,897)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                 (25,829,795)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                                             (1,649,030)
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                              (10,744,071)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                           (38,222,896)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                  133,753,773
--------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $813,907 and
  $1,150,047 for 2003 and 2002, respectively)                                                                       $ 95,530,877
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                        INVESCO VIF - CORE EQUITY FUND

Notes to Financial Statements
December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO V.I.F. Core Equity Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek a high total return through growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B. REPURCHASE AGREEMENTS -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME --Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                        INVESCO VIF - CORE EQUITY FUND

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.15%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $162.
  During the year ended December 31, 2003, IFG reimbursed expenses of $1,250. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund made no reimbursement to IFG.
  Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $275,129 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
  The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
  Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                   MARKET                               UNREALIZED     MARKET            REALIZED
                                   VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                             12/31/2002   AT COST    FROM SALES   (DEPRECIATION) 12/31/2003  INCOME   (LOSS)
-----------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money
 Market Reserve Fund                $ --    $15,569,654 $(13,777,751)      $ --      $1,791,903 $12,003    $ --
-----------------------------------------------------------------------------------------------------------------

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $507 under an expense offset agreement, which resulted in a reduction of the Fund's total expenses of $507.

NOTE 5--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.
  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

                        INVESCO VIF - CORE EQUITY FUND

  Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings up to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.
  Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                    2003       2002
         -------------------------------------------------------------
         Distributions paid from ordinary income $1,157,473 $1,649,030
         -------------------------------------------------------------

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

            Undistributed ordinary income              $    822,062
            --------------------------------------------------------
            Unrealized appreciation--investments          9,399,220
            --------------------------------------------------------
            Temporary book/tax differences                   (8,155)
            --------------------------------------------------------
            Capital loss carryforward                   (15,430,511)
            --------------------------------------------------------
            Post-October capital loss deferral              (80,042)
            --------------------------------------------------------
            Capital (par value and additional paid in)  114,500,597
            --------------------------------------------------------
            Total net assets                           $109,203,171
            --------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.
  The Fund utilized $3,789,633 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                  CAPITAL LOSS
                  EXPIRATION                      CARRYFORWARD
                  --------------------------------------------
                  December 31, 2009               $ 1,701,154
                  --------------------------------------------
                  December 31, 2010                13,729,357
                  --------------------------------------------
                  Total capital loss carryforward $15,430,511
                  --------------------------------------------

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $89,714,98 and $95,962,171, respectively.

                    UNREALIZED APPRECIATION (DEPRECIATION)
                    OF INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $10,153,372
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities    (754,152)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 9,399,220
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $99,654,423.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, on December 31, 2003, undistributed net investment income was decreased by $11, undistributed net realized gains increased by $11. This reclassification had no effect on the net assets of the Fund.

                        INVESCO VIF - CORE EQUITY FUND

NOTE 11--CAPITAL STOCK INFORMATION

                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------
                                               2003                      2002
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:                                   798,683  $ 12,750,696   1,594,563  $ 27,495,482
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:     66,598     1,157,473     111,669     1,649,030
----------------------------------------------------------------------------------------
Reacquired:                          (1,237,009)  (19,579,451) (2,434,718)  (39,888,583)
----------------------------------------------------------------------------------------
                                       (371,728) $ (5,671,282)   (728,486) $(10,744,071)
----------------------------------------------------------------------------------------

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------
                                                                        2003        2002       2001      2000      1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  14.77       $ 18.58   $  20.71   $  21.01  $ 18.61
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.13          0.21       0.20       0.23     0.26
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.20         (3.76)     (2.06)      0.72     2.50
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.33         (3.55)     (1.86)      0.95     2.76
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.19)        (0.26)     (0.21)     (0.02)   (0.25)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --      (0.06)     (1.23)   (0.11)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.19)        (0.26)     (0.27)     (1.25)   (0.36)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.91       $ 14.77   $  18.58   $  20.71  $ 21.01
-------------------------------------------------------------------------------------------------------------------------
Total return (a)                                                      22.60%       (19.11)%    (8.97)%     4.87%   14.84%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $109,203       $95,531   $133,754   $126,683  $79,893
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.10% (b)     1.12%      1.09%      1.08%    1.05%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.82% (b)     0.99%      1.27%      1.37%    1.38%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  93%           49%        29%        69%      86%
-------------------------------------------------------------------------------------------------------------------------

 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods.
 (b)  Ratios are based on average daily net assets of $100,048,416.

NOTE 13--LEGAL PROCEEDINGS

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
  1.  IFG
  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.
  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

                        INVESCO VIF - CORE EQUITY FUND

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.
  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.
  2.  AIM
  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
  3.  AMVESCAP Response
  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B.  Private Actions
  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.


                        INVESCO VIF - CORE EQUITY FUND

NOTE 14--SIGNIFICANT EVENTS

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

 . The election of Directors as proposed;
 . A new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan of Reorganization that provides for the redomestication of the Fund as a series portfolio of a newly formed Delaware Trust.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund's distributor and will be responsible for the sale of the Fund's shares.

                        INVESCO VIF - CORE EQUITY FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Dynamics Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Dynamics Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                          INVESCO VIF - DYNAMICS FUND

Schedule of Investments
December 31, 2003

                                                         MARKET
                                              SHARES     VALUE
            ----------------------------------------------------------
            COMMON STOCKS & OTHER EQUITY
             INTERESTS-98.32%

            Advertising-1.60%
            Lamar Advertising Co. (a)          30,800 $   1,149,456
            ----------------------------------------------------------
            Omnicom Group Inc.                 17,830     1,557,094
            ----------------------------------------------------------
                                                          2,706,550
            ----------------------------------------------------------

            Agricultural Products-0.29%
            Bunge Ltd. (Bermuda)               14,900       490,508
            ----------------------------------------------------------

            Air Freight & Logistics-0.19%
            Robinson (C.H.) Worldwide, Inc.     8,400       318,444
            ----------------------------------------------------------

            Apparel Retail-1.66%
            Ross Stores, Inc.                  52,200     1,379,646
            ----------------------------------------------------------
            TJX Cos., Inc. (The)               64,500     1,422,225
            ----------------------------------------------------------
                                                          2,801,871
            ----------------------------------------------------------

            Apparel, Accessories & Luxury
             Goods-0.70%
            Polo Ralph Lauren Corp.            41,200     1,186,560
            ----------------------------------------------------------

            Application Software-6.74%
            Amdocs Ltd. (United Kingdom) (a)   61,200     1,375,776
            ----------------------------------------------------------
            BEA Systems, Inc. (a)             108,500     1,334,550
            ----------------------------------------------------------
            Cognos, Inc. (Canada) (a)          37,800     1,157,436
            ----------------------------------------------------------
            Fair Issac Corp.                   16,100       791,476
            ----------------------------------------------------------
            FileNet Corp. (a)                  23,400       633,672
            ----------------------------------------------------------
            Intuit Inc. (a)                    33,220     1,757,670
            ----------------------------------------------------------
            Mercury Interactive Corp. (a)       9,120       443,597
            ----------------------------------------------------------
            PeopleSoft, Inc. (a)               18,700       426,360
            ----------------------------------------------------------
            Siebel Systems, Inc. (a)          138,940     1,927,098
            ----------------------------------------------------------
            Software HOLDRS Trust              41,000     1,559,230
            ----------------------------------------------------------
                                                         11,406,865
            ----------------------------------------------------------

            Asset Management & Custody
             Banks-3.60%
            Franklin Resources, Inc.           33,100     1,723,186
            ----------------------------------------------------------
            Legg Mason, Inc.                   26,300     2,029,834
            ----------------------------------------------------------
            Northern Trust Corp.               25,180     1,168,856
            ----------------------------------------------------------
            T. Rowe Price Group Inc.           24,800     1,175,768
            ----------------------------------------------------------
                                                          6,097,644
            ----------------------------------------------------------

            Automobile Manufacturers-0.89%
            Porsche A.G.-Pfd. (Germany)         2,550     1,509,261
            ----------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
        ----------------------------------------------------------------

        Biotechnology-3.25%
        Chiron Corp. (a)                            21,400 $   1,219,586
        ----------------------------------------------------------------
        Genzyme Corp. (a)                           22,300     1,100,282
        ----------------------------------------------------------------
        Gilead Sciences, Inc. (a)                   35,300     2,052,342
        ----------------------------------------------------------------
        Invitrogen Corp. (a)                        16,200     1,134,000
        ----------------------------------------------------------------
                                                               5,506,210
        ----------------------------------------------------------------

        Broadcasting & Cable TV-5.03%
        Cox Communications, Inc.-Class A (a)        74,300     2,559,635
        ----------------------------------------------------------------
        Cox Radio, Inc.-Class A (a)                 70,300     1,773,669
        ----------------------------------------------------------------
        EchoStar Communications Corp.-Class A (a)   57,780     1,964,520
        ----------------------------------------------------------------
        Univision Communications Inc.-Class A (a)   55,700     2,210,733
        ----------------------------------------------------------------
                                                               8,508,557
        ----------------------------------------------------------------

        Casinos & Gaming-2.29%
        International Game Technology               24,400       871,080
        ----------------------------------------------------------------
        Mandalay Resort Group                       51,900     2,320,968
        ----------------------------------------------------------------
        Station Casinos, Inc.                       22,500       689,175
        ----------------------------------------------------------------
                                                               3,881,223
        ----------------------------------------------------------------

        Communications Equipment-5.18%
        Advanced Fibre Communications, Inc. (a)     41,400       834,210
        ----------------------------------------------------------------
        Alcatel S.A.-ADR (France) (a)               39,900       512,715
        ----------------------------------------------------------------
        Comverse Technology, Inc. (a)              100,600     1,769,554
        ----------------------------------------------------------------
        Corning Inc. (a)                           119,300     1,244,299
        ----------------------------------------------------------------
        Emulex Corp. (a)                            62,900     1,678,172
        ----------------------------------------------------------------
        Foundry Networks, Inc. (a)                  58,700     1,606,032
        ----------------------------------------------------------------
        Juniper Networks, Inc. (a)                  60,100     1,122,668
        ----------------------------------------------------------------
                                                               8,767,650
        ----------------------------------------------------------------

        Computer Storage & Peripherals-1.80%
        Lexmark International, Inc. (a)             25,200     1,981,728
        ----------------------------------------------------------------
        Network Appliance, Inc. (a)                 51,500     1,057,295
        ----------------------------------------------------------------
                                                               3,039,023
        ----------------------------------------------------------------

        Construction & Farm Machinery &
         Heavy Trucks-1.72%
        Cummins Inc.                                 7,200       352,368
        ----------------------------------------------------------------
        Navistar International Corp. (a)            24,600     1,178,094
        ----------------------------------------------------------------
        PACCAR Inc.                                 16,200     1,378,944
        ----------------------------------------------------------------
                                                               2,909,406
        ----------------------------------------------------------------

                          INVESCO VIF - DYNAMICS FUND

                                                            MARKET
                                                 SHARES     VALUE
         ----------------------------------------------------------------

         Data Processing & Outsourced
          Services-3.15%
         Computer Sciences Corp. (a)              31,800 $   1,406,514
         ----------------------------------------------------------------
         DST Systems, Inc. (a)                    35,900     1,499,184
         ----------------------------------------------------------------
         Fiserv, Inc. (a)                         35,700     1,410,507
         ----------------------------------------------------------------
         Hewitt Associates, Inc.-Class A (a)      33,900     1,013,610
         ----------------------------------------------------------------
                                                             5,329,815
         ----------------------------------------------------------------

         Department Stores-0.32%
         Kohl's Corp. (a)                         12,000       539,280
         ----------------------------------------------------------------

         Distillers & Vintners-0.35%
         Constellation Brands, Inc.-Class A (a)   18,200       599,326
         ----------------------------------------------------------------

         Diversified Commercial Services-2.70%
         Apollo Group, Inc.-Class A (a)           36,950     2,512,600
         ----------------------------------------------------------------
         Career Education Corp. (a)               34,200     1,370,394
         ----------------------------------------------------------------
         Cintas Corp.                             13,700       686,781
         ----------------------------------------------------------------
                                                             4,569,775
         ----------------------------------------------------------------

         Electronic Equipment
          Manufacturers-1.28%
         Amphenol Corp.-Class A (a)               23,200     1,483,176
         ----------------------------------------------------------------
         Vishay Intertechnology, Inc. (a)         29,800       682,420
         ----------------------------------------------------------------
                                                             2,165,596
         ----------------------------------------------------------------

         Electronic Manufacturing Services-2.65%
         Jabil Circuit, Inc. (a)                  32,600       922,580
         ----------------------------------------------------------------
         Molex Inc.                               45,837     1,599,253
         ----------------------------------------------------------------
         Sanmina-SCI Corp. (a)                    81,500     1,027,715
         ----------------------------------------------------------------
         Solectron Corp. (a)                     157,600       931,416
         ----------------------------------------------------------------
                                                             4,480,964
         ----------------------------------------------------------------

         Employment Services-2.83%
         Manpower Inc.                            56,700     2,669,436
         ----------------------------------------------------------------
         Robert Half International Inc. (a)       91,100     2,126,274
         ----------------------------------------------------------------
                                                             4,795,710
         ----------------------------------------------------------------

         Environmental Services-1.10%
         Republic Services, Inc.                  72,400     1,855,612
         ----------------------------------------------------------------

         Footwear-0.78%
         NIKE, Inc.-Class B                       19,200     1,314,432
         ----------------------------------------------------------------

         Health Care Equipment-3.90%
         Bard (C.R.), Inc.                         3,800       308,750
         ----------------------------------------------------------------
         Biomet, Inc.                             23,700       862,917
         ----------------------------------------------------------------
         Boston Scientific Corp. (a)              37,300     1,371,148
         ----------------------------------------------------------------
         Stryker Corp.                             5,400       459,054
         ----------------------------------------------------------------
         Varian Medical Systems, Inc. (a)         18,500     1,278,350
         ----------------------------------------------------------------
         Zimmer Holdings, Inc. (a)                33,000     2,323,200
         ----------------------------------------------------------------
                                                             6,603,419
         ----------------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
        ----------------------------------------------------------------

        Health Care Facilities-0.38%
        Health Management Associates, Inc.-Class A  27,000 $     648,000
        ----------------------------------------------------------------

        Health Care Services-1.51%
        AdvancePCS (a)                              18,900       995,274
        ----------------------------------------------------------------
        Caremark Rx, Inc. (a)                       32,700       828,291
        ----------------------------------------------------------------
        Medco Health Solutions, Inc. (a)            21,300       723,987
        ----------------------------------------------------------------
                                                               2,547,552
        ----------------------------------------------------------------

        Health Care Supplies-1.34%
        Alcon, Inc. (Switzerland)                   30,500     1,846,470
        ----------------------------------------------------------------
        Smith & Nephew PLC (United Kingdom)         49,800       417,247
        ----------------------------------------------------------------
                                                               2,263,717
        ----------------------------------------------------------------

        Homebuilding-1.06%
        D.R. Horton, Inc.                           11,900       514,794
        ----------------------------------------------------------------
        Pulte Homes, Inc.                           13,600     1,273,232
        ----------------------------------------------------------------
                                                               1,788,026
        ----------------------------------------------------------------

        Hotels, Resorts & Cruise Lines-1.80%
        Hilton Hotels Corp.                        130,900     2,242,317
        ----------------------------------------------------------------
        Starwood Hotels & Resorts Worldwide, Inc.   22,200       798,534
        ----------------------------------------------------------------
                                                               3,040,851
        ----------------------------------------------------------------

        Industrial Gases-0.70%
        Praxair, Inc.                               31,000     1,184,200
        ----------------------------------------------------------------

        Industrial Machinery-2.26%
        Donaldson Co., Inc.                          3,100       183,396
        ----------------------------------------------------------------
        Eaton Corp.                                 15,700     1,695,286
        ----------------------------------------------------------------
        Illinois Tool Works Inc.                     9,900       830,709
        ----------------------------------------------------------------
        Ingersoll-Rand Co.-Class A (Bermuda)        16,400     1,113,232
        ----------------------------------------------------------------
                                                               3,822,623
        ----------------------------------------------------------------

        Integrated Oil & Gas-1.05%
        Murphy Oil Corp.                            27,300     1,782,963
        ----------------------------------------------------------------

        Internet Software & Services-1.16%
        VeriSign, Inc. (a)                         120,200     1,959,260
        ----------------------------------------------------------------

        Investment Banking & Brokerage-0.77%
        Ameritrade Holding Corp. (a)                35,800       503,706
        ----------------------------------------------------------------
        Lehman Brothers Holdings Inc.               10,366       800,462
        ----------------------------------------------------------------
                                                               1,304,168
        ----------------------------------------------------------------

        Leisure Products-0.57%
        Marvel Enterprises, Inc. (a)                33,400       972,274
        ----------------------------------------------------------------

        Life & Health Insurance-0.01%
        AFLAC Inc.                                     700        25,326
        ----------------------------------------------------------------

                          INVESCO VIF - DYNAMICS FUND

                                                                MARKET
                                                      SHARES    VALUE
     ---------------------------------------------------------------------

     Managed Health Care-2.12%
     Aetna Inc.                                       24,000 $   1,621,920
     ---------------------------------------------------------------------
     Anthem, Inc. (a)                                 17,000     1,275,000
     ---------------------------------------------------------------------
     WellPoint Health Networks Inc. (a)                7,200       698,328
     ---------------------------------------------------------------------
                                                                 3,595,248
     ---------------------------------------------------------------------

     Metal & Glass Containers-0.84%
     Ball Corp.                                       24,000     1,429,680
     ---------------------------------------------------------------------

     Office Electronics-0.21%
     Zebra Technologies Corp.-Class A (a)              5,400       358,398
     ---------------------------------------------------------------------

     Oil & Gas Equipment & Services-0.95%
     Smith International, Inc. (a)                    38,800     1,610,976
     ---------------------------------------------------------------------

     Oil & Gas Exploration &
      Production-1.60%
     Apache Corp.                                     16,321     1,323,633
     ---------------------------------------------------------------------
     Talisman Energy Inc. (Canada)                    24,500     1,386,700
     ---------------------------------------------------------------------
                                                                 2,710,333
     ---------------------------------------------------------------------

     Pharmaceuticals-4.45%
     Barr Pharmaceuticals Inc. (a)                    14,150     1,088,842
     ---------------------------------------------------------------------
     Pharmaceutical Resources, Inc. (a)                7,300       475,595
     ---------------------------------------------------------------------
     Shire Pharmaceuticals Group PLC-ADR
      (United Kingdom) (a)                            78,400     2,277,520
     ---------------------------------------------------------------------
     Teva Pharmaceutical Industries Ltd.-ADR (Israel) 41,300     2,342,123
     ---------------------------------------------------------------------
     Valeant Pharmaceuticals International            53,400     1,343,010
     ---------------------------------------------------------------------
                                                                 7,527,090
     ---------------------------------------------------------------------

     Property & Casualty Insurance-1.49%
     Ambac Financial Group, Inc.                      16,300     1,131,057
     ---------------------------------------------------------------------
     SAFECO Corp.                                     35,600     1,385,908
     ---------------------------------------------------------------------
                                                                 2,516,965
     ---------------------------------------------------------------------

     Publishing-0.00%
     Knight-Ridder, Inc.                                 100         7,737
     ---------------------------------------------------------------------

     Regional Banks-0.30%
     Banknorth Group, Inc.                             6,100       198,433
     ---------------------------------------------------------------------
     Synovus Financial Corp.                          10,700       309,444
     ---------------------------------------------------------------------
                                                                   507,877
     ---------------------------------------------------------------------

     Restaurants-2.14%
     Applebee's International, Inc.                   23,400       918,918
     ---------------------------------------------------------------------
     CBRL Group, Inc.                                 49,300     1,886,218
     ---------------------------------------------------------------------
     Starbucks Corp. (a)                              24,900       823,194
     ---------------------------------------------------------------------
                                                                 3,628,330
     ---------------------------------------------------------------------

                                                                  MARKET
                                                        SHARES    VALUE
   -------------------------------------------------------------------------

   Semiconductor Equipment-3.03%
   ASML Holding N.V.-New York Shares (Netherlands) (a)  48,300 $     968,415
   -------------------------------------------------------------------------
   KLA-Tencor Corp. (a)                                 30,800     1,807,036
   -------------------------------------------------------------------------
   Lam Research Corp. (a)                               42,400     1,369,520
   -------------------------------------------------------------------------
   Novellus Systems, Inc. (a)                           23,200       975,560
   -------------------------------------------------------------------------
                                                                   5,120,531
   -------------------------------------------------------------------------

   Semiconductors-4.98%
   Altera Corp. (a)                                     24,480       555,696
   -------------------------------------------------------------------------
   Linear Technology Corp.                              45,080     1,896,516
   -------------------------------------------------------------------------
   Maxim Integrated Products, Inc.                      27,960     1,392,408
   -------------------------------------------------------------------------
   Microchip Technology Inc.                            67,682     2,257,872
   -------------------------------------------------------------------------
   Semiconductor HOLDRs Trust                           15,000       621,000
   -------------------------------------------------------------------------
   Xilinx, Inc. (a)                                     44,190     1,711,921
   -------------------------------------------------------------------------
                                                                   8,435,413
   -------------------------------------------------------------------------

   Specialty Chemicals-0.09%
   Rohm & Haas Co.                                       3,600       153,756
   -------------------------------------------------------------------------

   Specialty Stores-2.50%
   Advance Auto Parts, Inc. (a)                         13,800     1,123,320
   -------------------------------------------------------------------------
   Staples, Inc. (a)                                    80,000     2,184,000
   -------------------------------------------------------------------------
   Tiffany & Co.                                        20,500       926,600
   -------------------------------------------------------------------------
                                                                   4,233,920
   -------------------------------------------------------------------------

   Systems Software-2.88%
   Adobe Systems Inc.                                   23,500       923,550
   -------------------------------------------------------------------------
   Symantec Corp. (a)                                   59,900     2,075,535
   -------------------------------------------------------------------------
   VERITAS Software Corp. (a)                           50,500     1,876,580
   -------------------------------------------------------------------------
                                                                   4,875,665
   -------------------------------------------------------------------------

   Technology Distributors-1.05%
   CDW Corp.                                            30,900     1,784,784
   -------------------------------------------------------------------------

   Thrifts & Mortgage Finance-0.72%
   PMI Group, Inc. (The)                                32,700     1,217,421
   -------------------------------------------------------------------------

   Trading Companies & Distributors-0.93%
   Fastenal Co.                                         31,500     1,573,110
   -------------------------------------------------------------------------

   Wireless Telecommunication
    Services-1.43%
   Nextel Communications, Inc.-Class A (a)              48,300     1,355,298
   -------------------------------------------------------------------------
   Nextel Partners, Inc.-Class A (a)                    79,150     1,064,567
   -------------------------------------------------------------------------
                                                                   2,419,865
   -------------------------------------------------------------------------
     Total Common Stocks & Other Equity Interests
      (Cost $135,212,830)                                        166,429,760
   -------------------------------------------------------------------------

                          INVESCO VIF - DYNAMICS FUND

                                                                    MARKET
                                                       SHARES       VALUE
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-1.95%
 INVESCO Treasurer's Series Money Market Reserve Fund
  (Cost $3,303,049) (b)                               3,303,049 $   3,303,049
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-100.27% (Cost $138,515,879)                    169,732,809
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(0.27%)                               (463,521)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                             $ 169,269,288
 -----------------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
HOLDRS- Holding Company Receipts
Pfd.- Preferred

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.



See accompanying notes which are an integral part of the financial statements.

                          INVESCO VIF - DYNAMICS FUND

Statement of Assets and Liabilities
December 31, 2003

ASSETS:
Investments, at market value (cost $135,212,830)                      $ 166,429,760
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,303,049)            3,303,049
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        1,062,014
------------------------------------------------------------------------------------
  Capital stock sold                                                         76,660
------------------------------------------------------------------------------------
  Dividends                                                                  89,275
------------------------------------------------------------------------------------
Investment for deferred compensation and retirement plans                     8,532
------------------------------------------------------------------------------------
    Total assets                                                        170,969,290
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                   1,602,281
------------------------------------------------------------------------------------
  Capital stock reacquired                                                   80,439
------------------------------------------------------------------------------------
  Deferred compensation and retirement plans                                  9,920
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                     254
------------------------------------------------------------------------------------
Accrued operating expenses                                                    7,108
------------------------------------------------------------------------------------
    Total liabilities                                                     1,700,002
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 169,269,288
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Capital (par value and additional paid-in)                            $ 272,357,787
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                   (5,658)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (134,299,771)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                         31,216,930
------------------------------------------------------------------------------------
                                                                      $ 169,269,288
------------------------------------------------------------------------------------

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Authorized                                                              100,000,000
------------------------------------------------------------------------------------
Outstanding                                                              14,380,080
------------------------------------------------------------------------------------
Net asset value per share                                             $       11.77
------------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2003


    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $7,349)       $   527,269
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds*                   34,178
    -----------------------------------------------------------------------
    Interest                                                        34,426
    -----------------------------------------------------------------------
        Total investment income                                    595,873
    -----------------------------------------------------------------------

    EXPENSES:
    Advisory fees                                                1,023,701
    -----------------------------------------------------------------------
    Administrative services fees                                   371,708
    -----------------------------------------------------------------------
    Custodian fees                                                  49,336
    -----------------------------------------------------------------------
    Interest                                                         2,472
    -----------------------------------------------------------------------
    Transfer agent fees                                              4,661
    -----------------------------------------------------------------------
    Directors' fees                                                 13,888
    -----------------------------------------------------------------------
    Other                                                          100,517
    -----------------------------------------------------------------------
        Total expenses                                           1,566,283
    -----------------------------------------------------------------------
    Less:Fees waived, expenses reimbursed and expense offset
         arrangements                                              (17,448)
    -----------------------------------------------------------------------
        Net expenses                                             1,548,835
    -----------------------------------------------------------------------
    Net investment income (loss)                                  (952,962)
    -----------------------------------------------------------------------

    REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain (loss) from:
      Investment securities                                     14,657,038
    -----------------------------------------------------------------------
      Foreign currencies                                            (2,505)
    -----------------------------------------------------------------------
                                                                14,654,533
    -----------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     29,178,202
    -----------------------------------------------------------------------
      Foreign currencies                                           (30,849)
    -----------------------------------------------------------------------
                                                                29,147,353
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  43,801,886
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $42,848,924
    -----------------------------------------------------------------------

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                          INVESCO VIF - DYNAMICS FUND

Statement of Changes in Net Assets
For the years ended December 31, 2003 and 2002


                                                                                                                       2003
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                    $   (952,962)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                                         14,654,533
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                              29,147,353
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                  42,848,924
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                               10,285,394
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                            53,134,318
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                 116,134,970
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(5,658) and
  $(4,064) for 2003 and 2002, respectively)                                                                        $169,269,288
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       2002
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                    $ (1,055,590)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                                       (67,390,250)
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                              12,696,689
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                (55,749,151)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                              (2,831,511)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                          (58,580,662)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                 174,715,632
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(5,658) and
  $(4,064) for 2003 and 2002, respectively)                                                                        $116,134,970
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                          INVESCO VIF - DYNAMICS FUND

Notes to Financial Statements
December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO VIF-Dynamics Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B. REPURCHASE AGREEMENTS -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                          INVESCO VIF - DYNAMICS FUND

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.15%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $685.
  During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $15,997. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund made no reimbursements to IFG.
  Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $371,708 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
  The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
  Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

                          INVESCO VIF - DYNAMICS FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                       MARKET                                 UNREALIZED     MARKET
                                                       VALUE     PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND
                                                     12/31/2002   AT COST      FROM SALES   (DEPRECIATION) 12/31/2003  INCOME
-------------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund    $ --    $161,319,877 $(158,016,828)      $ --      $3,303,049 $31,056
-------------------------------------------------------------------------------------------------------------------------------

                                                     REALIZED
                                                       GAIN
                                                      (LOSS)
-------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund   $ --
-------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                       MARKET                                 UNREALIZED     MARKET
                                                       VALUE     PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND
                                                     12/31/2002   AT COST      FROM SALES   (DEPRECIATION) 12/31/2003 INCOME*
-------------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund  $258,609  $ 21,018,426 $ (21,277,035)      $ --      $       -- $ 3,122
-------------------------------------------------------------------------------------------------------------------------------

    Total                                             $258,609  $182,338,303 $(179,293,863)      $ --      $3,303,049 $34,178
-------------------------------------------------------------------------------------------------------------------------------

                                                     REALIZED
                                                       GAIN
                                                      (LOSS)
-------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund   $ --
-------------------------------------------------------------

    Total                                              $ --
-------------------------------------------------------------

* Dividend income is net of fees paid to security lending counterparties of $3,317.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $766 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $766.

NOTE 5--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.
  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $169,904 per day with a weighted average interest rate of 1.45% and incurred interest expense of $2,472.
  Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.
  Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the

                          INVESCO VIF - DYNAMICS FUND

INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.
  At December 31, 2003, there were no securities on loan to brokers. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $3,122 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

           Unrealized appreciation--investments       $  25,244,434
           ---------------------------------------------------------
           Temporary book/tax differences                    (5,658)
           ---------------------------------------------------------
           Capital loss carryforward                   (128,327,275)
           ---------------------------------------------------------
           Capital (par value and additional paid-in)   272,357,787
           ---------------------------------------------------------
           Total net assets                           $ 169,269,288
           ---------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.
  The Fund utilized $6,267,665 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD
                 ---------------------------------------------
                 December 31, 2008               $   1,753,312
                 ---------------------------------------------
                 December 31, 2009                  55,948,034
                 ---------------------------------------------
                 December 31, 2010                  70,625,929
                 ---------------------------------------------
                 Total capital loss carryforward  $128,327,275
                 ---------------------------------------------

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $176,380,344 and $169,494,407, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $27,375,350
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (2,130,916)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $25,244,434
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $144,488,375.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income was increased by $951,368, undistributed net realized gains increased by $2,505 and paid in capital decreased by $953,873. This reclassification had no effect on the net assets of the Fund.

NOTE 11--CAPITAL STOCK INFORMATION

                         CHANGES IN SHARES OUTSTANDING
       ------------------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
                  ------------------------------------------------------
                             2003                        2002
                  --------------------------  --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT
       ------------------------------------------------------------------
       Sold        43,895,013  $ 426,395,783   81,041,237  $ 826,066,663
       ------------------------------------------------------------------
       Reacquired (43,111,961)  (416,110,389) (81,373,631)  (828,898,174)
       ------------------------------------------------------------------
                      783,052  $  10,285,394     (332,394) $  (2,831,511)
       ------------------------------------------------------------------

                          INVESCO VIF - DYNAMICS FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                         2003           2002       2001       2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   8.54          $  12.54   $  18.21   $  18.90
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)            (0.00)     (0.00)     (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.30             (4.00)     (5.67)     (0.67)
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.23             (4.00)     (5.67)     (0.67)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --                --         --         --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --                --         --      (0.02)
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --                --         --      (0.02)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.77          $   8.54   $  12.54   $  18.21
----------------------------------------------------------------------------------------------------------------------
Total return (a)                                                      37.82%           (31.90)%   (31.14)%    (3.55)%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $169,269          $116,135   $174,716   $170,610
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.14% (b)(c)      1.12%      1.08%      1.09%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.70)% (c)       (0.75)%    (0.54)%    (0.24)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 129%              110%        62%        58%
----------------------------------------------------------------------------------------------------------------------

                                                                   --------
                                                                       1999
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.15
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.00
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     6.75
--------------------------------------------------------------------------------
    Total from investment operations                                  6.75
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.00)
--------------------------------------------------------------------------------
  Distributions from net realized gains                                 --
--------------------------------------------------------------------------------
    Total distributions                                              (0.00)
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.90
--------------------------------------------------------------------------------
Total return (a)                                                     55.60%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $29,667
--------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.26% (b)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.04%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 70%
--------------------------------------------------------------------------------

 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
 (b) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements were 1.15% and 2.25% for the year ended 2003 and 1999, respectively.
 (c) Ratios are based on average daily net assets of $136,493,501.

NOTE 13--LEGAL PROCEEDINGS

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
  1.  IFG
  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.
  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.
  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.
  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

                          INVESCO VIF - DYNAMICS FUND

  2.  AIM
  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
  3.  AMVESCAP Response
  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B.  Private Actions
  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

NOTE 14--SIGNIFICANT EVENTS

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:
 . The election of Directors as proposed;
 . A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan of Reorganization (the "Reorganization") that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund's distributor and will be responsible for the sale of the Fund's shares.

                          INVESCO VIF - DYNAMICS FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Financial Services
Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Financial Services Fund (one of the funds constituting INVESCO Investment Variable Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                     INVESCO VIF - FINANCIAL SERVICES FUND

Schedule of Investments
December 31, 2003

                                                                Market
                                                 Shares          Value
--------------------------------------------------------------------------
Common Stocks & Other Equity
 Interests-96.18%

Asset Management & Custody
 Banks-11.28%
American Capital Strategies, Ltd.                    55,100  $  1,638,123
--------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                    207,175     6,861,636
--------------------------------------------------------------------------
Franklin Resources, Inc.                             69,500     3,618,170
--------------------------------------------------------------------------
Investors Financial Services Corp.                   16,700       641,447
--------------------------------------------------------------------------
Legg Mason, Inc.                                     59,300     4,576,774
--------------------------------------------------------------------------
Mellon Financial Corp.                               47,700     1,531,647
--------------------------------------------------------------------------
Northern Trust Corp.                                 30,600     1,420,452
--------------------------------------------------------------------------
State Street Corp.                                   66,200     3,447,696
--------------------------------------------------------------------------
                                                               23,735,945
--------------------------------------------------------------------------

Consumer Finance-7.07%
American Express Co.                                123,900     5,975,697
--------------------------------------------------------------------------
Capital One Financial Corp.                          89,200     5,467,068
--------------------------------------------------------------------------
MBNA Corp.                                           77,900     1,935,815
--------------------------------------------------------------------------
Providian Financial Corp. (a)                        30,200       351,528
--------------------------------------------------------------------------
SLM Corp.                                            30,300     1,141,704
--------------------------------------------------------------------------
                                                               14,871,812
--------------------------------------------------------------------------

Data Processing & Outsourced Services-0.26%
DST Systems, Inc. (a)                                12,900       538,704
--------------------------------------------------------------------------

Diversified Banks-20.77%
Allied Irish Banks PLC (Ireland)                     79,800     1,277,843
--------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Ireland)                 46,200       727,018
--------------------------------------------------------------------------
Bank of America Corp.                               112,800     9,072,504
--------------------------------------------------------------------------
Bank One Corp.                                       90,200     4,112,218
--------------------------------------------------------------------------
BNP Paribas S.A. (France)                             8,376       525,966
--------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (Canada)          32,300     1,595,062
--------------------------------------------------------------------------
FleetBoston Financial Corp.                          81,600     3,561,840
--------------------------------------------------------------------------
HSBC Holdings PLC (United Kingdom)                   71,600     1,122,451
--------------------------------------------------------------------------
U.S. Bancorp                                        106,100     3,159,658
--------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Italy)                  133,500       718,739
--------------------------------------------------------------------------
Wachovia Corp.                                      211,400     9,849,126
--------------------------------------------------------------------------
Wells Fargo & Co.                                   135,150     7,958,983
--------------------------------------------------------------------------
                                                               43,681,408
--------------------------------------------------------------------------

Diversified Capital Markets-6.74%
Credit Suisse Group (Switzerland)                    59,500     2,170,570
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                             221,400     8,132,022
--------------------------------------------------------------------------
UBS A.G. (Switzerland)                               57,000     3,875,430
--------------------------------------------------------------------------
                                                               14,178,022
--------------------------------------------------------------------------

Investment Banking &
 Brokerage-15.11%
Ameritrade Holding Corp. (a)                        105,100  $  1,478,757
--------------------------------------------------------------------------
Bear Stearns Cos. Inc. (The)                         39,700     3,174,015
--------------------------------------------------------------------------
E*TRADE Financial Corp. (a)                          95,000     1,201,750
--------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                      51,800     5,114,214
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                       112,400     8,679,528
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           185,800    10,897,170
--------------------------------------------------------------------------
Morgan Stanley                                       21,500     1,244,205
--------------------------------------------------------------------------
                                                               31,789,639
--------------------------------------------------------------------------

Investment Companies-Exchange Traded
 Funds-2.82%
Financial Select Sector SPDR Fund                   211,100     5,938,243
--------------------------------------------------------------------------

Life & Health Insurance-3.13%
China Life Insurance Co., Ltd.-ADR (China) (a)       17,500       576,975
--------------------------------------------------------------------------
Prudential Financial, Inc.                          125,100     5,225,427
--------------------------------------------------------------------------
UnumProvident Corp.                                  48,900       771,153
--------------------------------------------------------------------------
                                                                6,573,555
--------------------------------------------------------------------------

Multi-Line Insurance-6.43%
American International Group, Inc.                  164,350    10,893,118
--------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)        44,700     2,638,641
--------------------------------------------------------------------------
                                                               13,531,759
--------------------------------------------------------------------------

Other Diversified Financial
 Services-4.85%
Citigroup Inc.                                      210,340    10,209,904
--------------------------------------------------------------------------

Property & Casualty Insurance-6.70%
Allstate Corp. (The)                                140,800     6,057,216
--------------------------------------------------------------------------
Ambac Financial Group, Inc.                          15,700     1,089,423
--------------------------------------------------------------------------
SAFECO Corp.                                        114,000     4,438,020
--------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A            88,100     1,478,318
--------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B            61,200     1,038,564
--------------------------------------------------------------------------
                                                               14,101,541
--------------------------------------------------------------------------

Regional Banks-2.98%
Charter One Financial, Inc.                          21,400       739,370
--------------------------------------------------------------------------
Fifth Third Bancorp                                  38,325     2,265,007
--------------------------------------------------------------------------
M&T Bank Corp.                                        7,400       727,420
--------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.                    10,700       415,695
--------------------------------------------------------------------------
Synovus Financial Corp.                              14,400       416,448
--------------------------------------------------------------------------
TCF Financial Corp.                                  17,900       919,165
--------------------------------------------------------------------------
Zions Bancorp.                                       12,600       772,758
--------------------------------------------------------------------------
                                                                6,255,863
--------------------------------------------------------------------------

                     INVESCO VIF - FINANCIAL SERVICES FUND

                                                                Market
                                                 Shares          Value
--------------------------------------------------------------------------

Reinsurance-1.18%
Endurance Specialty Holdings Ltd. (Bermuda)          49,000  $  1,643,950
--------------------------------------------------------------------------
Reinsurance Group of America, Inc.                   21,500       830,975
--------------------------------------------------------------------------
                                                                2,474,925
--------------------------------------------------------------------------

Specialized Finance-0.43%
CIT Group Inc.                                       25,300       909,535
--------------------------------------------------------------------------

Thrifts & Mortgage Finance-6.43%
Fannie Mae                                           50,700     3,805,542
--------------------------------------------------------------------------
Freddie Mac                                          26,850     1,565,892
--------------------------------------------------------------------------
PMI Group, Inc. (The)                                81,600     3,037,968
--------------------------------------------------------------------------
Radian Group Inc.                                   104,800     5,109,000
--------------------------------------------------------------------------
                                                               13,518,402
--------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
     (Cost $170,214,900)                                      202,309,257
--------------------------------------------------------------------------

Money Market Funds-3.76%
INVESCO Treasurer's Series Money Market Reserve
  Fund (Cost $7,917,749) (b)                      7,917,749  $  7,917,749
--------------------------------------------------------------------------
TOTAL INVESTMENTS-99.94% (Cost $178,132,649)                  210,227,006
--------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.06%                               125,031
--------------------------------------------------------------------------
NET ASSETS-100.00%                                           $210,352,037
--------------------------------------------------------------------------

Investment Abbreviations:
ADR  -American Depositary Receipt
SPDR -Standard & Poor's Depositary Receipt

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.



See accompanying notes which are an integral part of the financial statements.

                     INVESCO VIF - FINANCIAL SERVICES FUND

Statement of Assets and Liabilities
December 31, 2003

Assets:
Investments, at market value (cost $170,214,900)                      $202,309,257
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $7,917,749)           7,917,749
-----------------------------------------------------------------------------------
Foreign currencies, at value (cost $216,917)                               219,210
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       1,963,373
-----------------------------------------------------------------------------------
  Capital stock sold                                                       689,049
-----------------------------------------------------------------------------------
  Dividends                                                                255,277
-----------------------------------------------------------------------------------
  Amount due from advisor                                                    2,181
-----------------------------------------------------------------------------------
Investment for deferred compensation and retirement plans                    9,876
-----------------------------------------------------------------------------------
    Total assets                                                       213,365,972
-----------------------------------------------------------------------------------

Liabilities:
Payables for:
  Investments purchased                                                  2,766,618
-----------------------------------------------------------------------------------
  Capital stock reacquired                                                 221,221
-----------------------------------------------------------------------------------
  Deferred compensation and retirement plans                                11,536
-----------------------------------------------------------------------------------
Accrued directors' fees                                                        237
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  14,323
-----------------------------------------------------------------------------------
    Total liabilities                                                    3,013,935
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $210,352,037
-----------------------------------------------------------------------------------

Net assets consist of:
Capital (par value and additional paid-in)                            $202,285,711
-----------------------------------------------------------------------------------
Undistributed net investment income                                      1,395,549
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (25,423,972)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             32,094,749
-----------------------------------------------------------------------------------
                                                                      $210,352,037
-----------------------------------------------------------------------------------

Capital stock, $0.01 par value per share
Authorized                                                             100,000,000
-----------------------------------------------------------------------------------
Outstanding                                                             15,532,971
-----------------------------------------------------------------------------------
Net asset value per share                                             $      13.54
-----------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2003


    Investment Income:
    Dividends (net of foreign withholding tax of $12,076)      $ 3,192,419
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                    19,772
    -----------------------------------------------------------------------
    Interest                                                        39,866
    -----------------------------------------------------------------------
        Total investment income                                  3,252,057
    -----------------------------------------------------------------------

    Expenses:
    Advisory fees                                                1,246,039
    -----------------------------------------------------------------------
    Administrative services fees                                   450,267
    -----------------------------------------------------------------------
    Custodian fees                                                  24,372
    -----------------------------------------------------------------------
    Transfer agent fees                                             10,288
    -----------------------------------------------------------------------
    Directors' fees                                                 16,293
    -----------------------------------------------------------------------
    Other                                                           65,140
    -----------------------------------------------------------------------
        Total expenses                                           1,812,399
    -----------------------------------------------------------------------
    Less:Fees waived, expenses reimbursed, and expense offset
         arrangements                                               (1,951)
    -----------------------------------------------------------------------
        Net expenses                                             1,810,448
    -----------------------------------------------------------------------
    Net investment income                                        1,441,609
    -----------------------------------------------------------------------

    Realized and unrealized gain (loss) from
     investment securities and foreign currencies:
    Net realized gain (loss) from:
      Investment securities                                      9,572,996
    -----------------------------------------------------------------------
      Foreign currencies                                           (40,411)
    -----------------------------------------------------------------------
                                                                 9,532,585
    -----------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     32,997,871
    -----------------------------------------------------------------------
      Foreign currencies                                           (42,201)
    -----------------------------------------------------------------------
                                                                32,955,670
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  42,488,255
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $43,929,864
    -----------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                     INVESCO VIF - FINANCIAL SERVICES FUND

Statement of Changes in Net Assets
For the years ended December 31, 2003 and 2002

                                                                                                            2003           2002
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                                                                 $  1,441,609   $    963,543
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                               9,532,585    (16,310,581)
------------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign
    currencies                                                                                            32,955,670    (13,673,071)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                       43,929,864    (29,020,109)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                                    (968,154)      (933,303)
------------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                    24,987,582    (10,728,178)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                 67,949,292    (40,681,590)
------------------------------------------------------------------------------------------------------------------------------------

Net assets:
  Beginning of year                                                                                      142,402,745    183,084,335
------------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,395,549 and $962,505
    for 2003 and 2002,respectively)                                                                     $210,352,037   $142,402,745
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                     INVESCO VIF - FINANCIAL SERVICES FUND

Notes to Financial Statements
December 31, 2003

NOTE 1--Significant Accounting Policies

INVESCO VIF-Financial Services Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B. Repurchase Agreements -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                     INVESCO VIF - FINANCIAL SERVICES FUND

E. Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $226.
  During the year ended December 31, 2003, IFG reimbursed expenses of $963. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG.
  Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $450,267 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
  The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
  Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3--Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                       Market                              Unrealized     Market            Realized
                                                       Value     Purchases    Proceeds    Appreciation    Value    Dividend   Gain
Fund                                                 12/31/2002   at Cost    from Sales  (Depreciation) 12/31/2003  Income   (Loss)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund    $ --    $36,306,768 $(28,389,019)     $ --      $7,917,749 $19,772    $ --
------------------------------------------------------------------------------------------------------------------------------------

                     INVESCO VIF - FINANCIAL SERVICES FUND

NOTE 4--Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $762 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $762.

NOTE 5--Directors' Fees

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.
  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6--Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.
  Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.
  Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending.

NOTE 8--Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                                 2003     2002
           ---------------------------------------------------------------------
           Distributions paid from ordinary income             $968,154 $933,303
           ---------------------------------------------------------------------

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

        Undistributed ordinary income (accumulated losses)         $  1,437,599
        ------------------------------------------------------------------------
        Unrealized appreciation--investments                         29,049,907
        ------------------------------------------------------------------------
        Temporary book/tax differences                                   (6,606)
        ------------------------------------------------------------------------
        Capital loss carryforward                                   (22,379,134)
        ------------------------------------------------------------------------
        Post-October foreign currency loss deferral                     (35,440)
        ------------------------------------------------------------------------
        Capital (par value and additional paid-in)                  202,285,711
        ------------------------------------------------------------------------
        Total net assets                                           $210,352,037
        ------------------------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $392.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

                     INVESCO VIF - FINANCIAL SERVICES FUND

  The Fund utilized $6,915,721 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    Capital Loss
                  Expiration                                        Carryforward
                  --------------------------------------------------------------
                  December 31, 2009                                  $ 6,386,694
                  --------------------------------------------------------------
                  December 31, 2010                                   15,992,440
                  --------------------------------------------------------------
                  Total capital loss carryforward                    $22,379,134
                  --------------------------------------------------------------

NOTE 9--Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $127,681,685 and $103,929,916, respectively.

                   Unrealized Appreciation (Depreciation) of
                     Investment Securities on a Tax Basis
   -----------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities       $30,314,860
   -----------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities      (1,265,345)
   -----------------------------------------------------------------------------
   Net unrealized appreciation of investment securities             $29,049,515
   -----------------------------------------------------------------------------
   Cost of investments for tax purposes is $181,177,491.

NOTE 10--Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2003, undistributed net investment income (loss) was decreased by $40,411 and undistributed net realized gains increased by $40,411. This reclassification had no effect on the net assets of the Fund.

NOTE 11--Capital Stock Information

                              Changes in Shares Outstanding
-------------------------------------------------------------------------------------------------------------
                                                                       Year ended December 31,
                                                        -----------------------------------------------------
                                                                  2003                       2002
                                                        ------------------------  ---------------------------
                                                          Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
Sold                                                    10,022,622  $115,989,532   16,017,368  $ 184,877,018
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                         74,588       968,154       88,842        933,303
-------------------------------------------------------------------------------------------------------------
Reacquired                                              (8,121,088)  (91,970,104) (17,294,874)  (196,538,499)
-------------------------------------------------------------------------------------------------------------
                                                         1,976,122  $ 24,987,582   (1,188,664) $ (10,728,178)
-------------------------------------------------------------------------------------------------------------



                     INVESCO VIF - FINANCIAL SERVICES FUND

NOTE 12--Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.




                                                                                            Year ended December 31,
                                                                                 -----------------------------------------------
                                                                                      2003         2002       2001      2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $  10.50       $  12.42   $  13.84   $  11.10
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                              0.08           0.08       0.06       0.03
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)                    3.02          (1.93)     (1.43)      2.72
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                 3.10          (1.85)     (1.37)      2.75
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                              (0.06)         (0.07)     (0.04)        --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                                --             --      (0.01)     (0.01)
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                             (0.06)         (0.07)     (0.05)     (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $  13.54       $  10.50   $  12.42   $  13.84
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)                                                                    29.58%        (14.90)%    (9.88)%    24.80%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                         $210,352       $142,403   $183,084   $220,316
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                              1.09% (b)      1.09%      1.07%      1.09%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                 0.87% (b)      0.57%      0.46%      0.66%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (e)                                                            65%            72%       132%       114%
--------------------------------------------------------------------------------------------------------------------------------

                                                                    September 20,
                                                                   1999 (Date Sales
                                                                    Commenced) to
                                                                     December 31,
                                                                         1999
-------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                   0.01
---------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)         1.09
---------------------------------------------------------------------------------------
    Total from investment operations                                      1.10
---------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                      --
---------------------------------------------------------------------------------------
  Distributions from net realized gains                                     --
---------------------------------------------------------------------------------------
    Total distributions                                                     --
---------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.10
---------------------------------------------------------------------------------------
Total return (a)                                                         11.00%
---------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $9,179
---------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                   1.39% (c)(d)
---------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                      0.67% (c)
---------------------------------------------------------------------------------------
Portfolio turnover rate (e)                                                 37%
---------------------------------------------------------------------------------------

 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.
 (b)   Ratios are based on average daily net assets of $166,138,493.
 (c)   Annualized.
 (d) After fee waivers and/or expense reimbursements. Prior to fee waivers and/or expense reimbursements ratio of expenses to average net assets was 2.48% (annualized) for the period September 21, 1999 (date sales commenced) to December 31, 1999.
 (e)   Not annualized for periods less than one year.

NOTE 13--Legal Proceedings

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
  1.  IFG
  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM) the position of Senior Vice President of AIM and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.
  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.
  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

                     INVESCO VIF - FINANCIAL SERVICES FUND

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.
  2.  AIM
  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
  3.  AMVESCAP Response
  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B.  Private Actions
  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.


                     INVESCO VIF - FINANCIAL SERVICES FUND

NOTE 14--Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:
 . The election of Directors as proposed;
 . A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan of Reorganization (the "Reorganization") that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund's distributor and will be responsible for the sale of the Fund's shares.


                      INVESCO VIF FINANCIAL SERVICES FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Health Sciences Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                       INVESCO VIF - HEALTH SCIENCES FUND

Schedule of Investments
December 31, 2003

                                                                       Market
                                                           Shares      Value
---------------------------------------------------------------------------------
Domestic Stocks & Other Equity
 Interests-81.24%

Biotechnology-9.05%
Amgen Inc. (a)                                             127,400  $  7,873,320
---------------------------------------------------------------------------------
Chiron Corp. (a)                                            70,900     4,040,591
---------------------------------------------------------------------------------
Genentech, Inc. (a)                                         39,400     3,686,658
---------------------------------------------------------------------------------
Genzyme Corp. (a)                                           89,100     4,396,194
---------------------------------------------------------------------------------
Gilead Sciences, Inc. (a)                                  100,260     5,829,116
---------------------------------------------------------------------------------
Invitrogen Corp. (a)                                        71,300     4,991,000
---------------------------------------------------------------------------------
                                                                      30,816,879
---------------------------------------------------------------------------------
Health Care Equipment-14.88%
Bard (C.R.), Inc.                                           58,100     4,720,625
---------------------------------------------------------------------------------
Boston Scientific Corp. (a)                                275,300    10,120,028
---------------------------------------------------------------------------------
Guidant Corp.                                              171,200    10,306,240
---------------------------------------------------------------------------------
Medtronic, Inc.                                            223,000    10,840,030
---------------------------------------------------------------------------------
Stryker Corp.                                               53,000     4,505,530
---------------------------------------------------------------------------------
Zimmer Holdings, Inc. (a)                                  145,040    10,210,816
---------------------------------------------------------------------------------
                                                                      50,703,269
---------------------------------------------------------------------------------
Health Care Facilities-4.44%
Community Health Systems Inc. (a)                          146,300     3,888,654
---------------------------------------------------------------------------------
Health Management Associates, Inc.-Class A                 171,300     4,111,200
---------------------------------------------------------------------------------
Triad Hospitals, Inc. (a)                                  108,200     3,599,814
---------------------------------------------------------------------------------
Universal Health Services, Inc.-Class B                     65,500     3,518,660
---------------------------------------------------------------------------------
                                                                      15,118,328
---------------------------------------------------------------------------------
Health Care Services-3.79%
AdvancePCS (a)                                              80,800     4,254,928
---------------------------------------------------------------------------------
Caremark Rx, Inc. (a)                                      155,800     3,946,414
---------------------------------------------------------------------------------
Medco Health Solutions, Inc. (a)                           138,982     4,723,998
---------------------------------------------------------------------------------
                                                                      12,925,340
---------------------------------------------------------------------------------
Household Products-3.45%
Procter & Gamble Co. (The)                                 117,800    11,765,864
---------------------------------------------------------------------------------
Managed Health Care-15.26%
Aetna Inc.                                                 152,300    10,292,434
---------------------------------------------------------------------------------
Anthem, Inc. (a)                                           146,000    10,950,000
---------------------------------------------------------------------------------
Coventry Health Care, Inc. (a)                             105,300     6,790,797
---------------------------------------------------------------------------------
Health Net Inc. (a)                                        120,100     3,927,270
---------------------------------------------------------------------------------
Mid Atlantic Medical Services, Inc. (a)                     50,700     3,285,360
---------------------------------------------------------------------------------
UnitedHealth Group Inc.                                    177,300    10,315,314
---------------------------------------------------------------------------------
WellPoint Health Networks Inc. (a)                          66,400     6,440,136
---------------------------------------------------------------------------------
                                                                      52,001,311
---------------------------------------------------------------------------------
Pharmaceuticals-30.37%
Abbott Laboratories                                        247,880  $ 11,551,208
---------------------------------------------------------------------------------
Allergan, Inc.                                              87,200     6,697,832
---------------------------------------------------------------------------------
Barr Pharmaceuticals Inc. (a)                               42,400     3,262,680
---------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                   423,500    12,112,100
---------------------------------------------------------------------------------
Forest Laboratories, Inc. (a)                              188,100    11,624,580
---------------------------------------------------------------------------------
Johnson & Johnson                                          181,383     9,370,246
---------------------------------------------------------------------------------
Lilly (Eli) & Co.                                          146,500    10,303,345
---------------------------------------------------------------------------------
Pfizer Inc.                                                336,202    11,878,017
---------------------------------------------------------------------------------
Pharmaceutical HOLDRs Trust                                149,200    11,861,400
---------------------------------------------------------------------------------
Pharmaceutical Resources, Inc. (a)                          53,300     3,472,495
---------------------------------------------------------------------------------
Valeant Pharmaceuticals International                       80,500     2,024,575
---------------------------------------------------------------------------------
Wyeth                                                      219,200     9,305,040
---------------------------------------------------------------------------------
                                                                     103,463,518
---------------------------------------------------------------------------------
  Total Domestic Stocks & Other Equity Interests
   (Cost $236,391,160)                                               276,794,509
---------------------------------------------------------------------------------
Foreign Stocks-16.27%
Israel-2.72%
Teva Pharmaceutical Industries Ltd.-ADR
 (Pharmaceuticals)                                         163,360     9,264,146
---------------------------------------------------------------------------------
Switzerland-9.11%
Alcon, Inc. (Health Care Supplies)                         140,900     8,530,086
---------------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)                        263,426    12,088,619
---------------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)                       103,474    10,406,628
---------------------------------------------------------------------------------
                                                                      31,025,333
---------------------------------------------------------------------------------
United Kingdom-4.44%
AstraZeneca PLC-ADR (Pharmaceuticals)                       68,000     3,289,840
---------------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
 (Pharmaceuticals) (a)                                     368,700    10,710,735
---------------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)                  135,000     1,131,092
---------------------------------------------------------------------------------
                                                                      15,131,667
---------------------------------------------------------------------------------
  Total Foreign Stocks
   (Cost $42,176,959)                                                 55,421,146
---------------------------------------------------------------------------------
Money Market Funds-4.23%
INVESCO Treasurer's Series Money Market Reserve Fund
 (Cost $14,419,265) (b)                                 14,419,265  $ 14,419,265
---------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.74% (Cost $292,987,384)                        346,634,920
---------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.74%)                                 (5,923,913)
---------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $340,711,007
---------------------------------------------------------------------------------

Investment Abbreviations:
ADR     - American Depositary Receipt
HOLDRs  - Holding Company Depositary Receipts

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                       INVESCO VIF - HEALTH SCIENCES FUND

Statement of Assets and Liabilities
December 31, 2003

ASSETS:
Investments, at market value (cost $278,568,119)                      $332,215,655
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $14,419,265)         14,419,265
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       1,730,067
-----------------------------------------------------------------------------------
  Capital stock sold                                                       309,485
-----------------------------------------------------------------------------------
  Dividends                                                                171,511
-----------------------------------------------------------------------------------
  Due from advisor                                                             102
-----------------------------------------------------------------------------------
Investment for deferred compensation and retirement plans                   16,777
-----------------------------------------------------------------------------------
    Total assets                                                       348,862,862
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Interest expense                                                              95
-----------------------------------------------------------------------------------
  Investments purchased                                                  7,982,731
-----------------------------------------------------------------------------------
  Capital stock reacquired                                                 141,141
-----------------------------------------------------------------------------------
  Deferred compensation and retirement plans                                19,954
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                    407
-----------------------------------------------------------------------------------
Accrued operating expenses                                                   7,527
-----------------------------------------------------------------------------------
    Total liabilities                                                    8,151,855
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $340,711,007
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Capital (par value and additional paid-in)                            $379,227,685
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (16,312)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (92,148,496)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             53,648,130
-----------------------------------------------------------------------------------
                                                                      $340,711,007
-----------------------------------------------------------------------------------

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Authorized                                                             100,000,000
-----------------------------------------------------------------------------------
Outstanding                                                             19,391,839
-----------------------------------------------------------------------------------
Net asset value per share                                             $      17.57
-----------------------------------------------------------------------------------


Statement of Operations
For the year ended December 31, 2003


    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $47,875)      $ 2,277,143
    -----------------------------------------------------------------------
    Dividends and interest from affiliates*                         37,857
    -----------------------------------------------------------------------
    Interest                                                        54,235
    -----------------------------------------------------------------------
        Total investment income                                  2,369,235
    -----------------------------------------------------------------------

    EXPENSES:
    Advisory fees                                                2,027,613
    -----------------------------------------------------------------------
    Administrative services fees                                   726,423
    -----------------------------------------------------------------------
    Custodian fees                                                  40,972
    -----------------------------------------------------------------------
    Transfer agent fees                                              6,497
    -----------------------------------------------------------------------
    Printing and postage                                            19,217
    -----------------------------------------------------------------------
    Directors' fees                                                 18,182
    -----------------------------------------------------------------------
    Other                                                           59,261
    -----------------------------------------------------------------------
        Total expenses                                           2,898,165
    -----------------------------------------------------------------------
    Less: Fees waived and expense offset arrangements               (1,756)
    -----------------------------------------------------------------------
        Net expenses                                             2,896,409
    -----------------------------------------------------------------------
    Net investment income (loss)                                  (527,174)
    -----------------------------------------------------------------------

    REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENT SECURITIES AND FOREIGN CURRENCIES
    Net realized gain (loss) from:
      Investment securities                                     27,622,229
    -----------------------------------------------------------------------
      Foreign currencies                                            (3,209)
    -----------------------------------------------------------------------
                                                                27,619,020
    -----------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     39,087,013
    -----------------------------------------------------------------------
      Foreign currencies                                          (200,026)
    -----------------------------------------------------------------------
                                                                38,886,987
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  66,506,007
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $65,978,833
    -----------------------------------------------------------------------

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                      INVESCO VIF - HEALTH SCIENCES FUND

Statement of Changes in Net Assets
For the years ended December 31, 2003 and 2002

                                                                                                                        2003
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                      $   (527,174)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                                          27,619,020
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and
  foreign currencies                                                                                                  38,886,987
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                   65,978,833
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:                                                                                               42,051,544
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                            108,030,377
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                  232,680,630
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(16,312) and
  $(9,545) for 2003 and 2002, respectively)                                                                         $340,711,007
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                     $  (1,241,573)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies                                         (63,585,550)
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and
  foreign currencies                                                                                                 (19,157,291)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                  (83,984,414)
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:                                                                                              (26,638,789)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                           (110,623,203)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                  343,303,833
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(16,312) and
  $(9,545) for 2003 and 2002, respectively)                                                                        $ 232,680,630
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                      INVESCO VIF - HEALTH SCIENCES FUND

Notes to Financial Statements
December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO VIF-Health Sciences Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B. REPURCHASE AGREEMENTS -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME --Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                      INVESCO VIF - HEALTH SCIENCES FUND

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $102.
  During the year ended December 31, 2003, the Fund made no reimbursements to IFG. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense.
  Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $726,423 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
  The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
  Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

                      INVESCO VIF - HEALTH SCIENCES FUND

NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Directors to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                       MARKET                                              MARKET
                                                       VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE     DIVIDEND
                                                     12/31/2002   AT COST    FROM SALES   (DEPRECIATION) 12/31/2003   INCOME
------------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund    $ --    $61,656,137 $(47,236,872)      $ --      $14,419,265 $28,501
------------------------------------------------------------------------------------------------------------------------------

                                                     REALIZED
                                                       GAIN
                                                      (LOSS)
-------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund   $ --
-------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                       MARKET                                 UNREALIZED     MARKET
                                                       VALUE     PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND
                                                     12/31/2002   AT COST      FROM SALES   (DEPRECIATION) 12/31/2003  INCOME*
--------------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund    $ --    $106,498,875 $(106,498,875)      $ --      $        -- $ 9,078
--------------------------------------------------------------------------------------------------------------------------------
    Total                                               $ --    $168,155,012 $(153,735,747)      $ --      $14,419,265 $37,579
--------------------------------------------------------------------------------------------------------------------------------

                                                     REALIZED
                                                       GAIN
                                                      (LOSS)
-------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund   $ --
-------------------------------------------------------------
    Total                                              $ --
-------------------------------------------------------------

* Dividend income is net of fees paid to security lending counterparties of $17,307.

NOTE 4--ADVANCES TO AFFILIATES

Pursuant to an exemptive order from the SEC the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                            ADVANCES   INCREASES IN  DECREASES IN  ADVANCES
                           OUTSTANDING   ADVANCES    ADVANCES TO  OUTSTANDING INTEREST
                           12/31/2002  TO AFFILIATES  AFFILIATES  12/31/2003   INCOME
--------------------------------------------------------------------------------------
INVESCO Dynamics Fund         $ --      $5,340,000   $(5,340,000)    $ --       $203
--------------------------------------------------------------------------------------
INVESCO Select Income Fund      --       2,292,000    (2,292,000)      --         75
--------------------------------------------------------------------------------------
                              $ --      $7,632,000   $(7,632,000)    $ --       $278
--------------------------------------------------------------------------------------

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $1,654 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,654.

NOTE 6--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.
  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

NOTE 7--BORROWINGS

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $15,633 per day with a weighted average interest rate of 1.51% and incurred interest expense of $235.
  Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can

                      INVESCO VIF - HEALTH SCIENCES FUND
borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended December 31, 2003, the amounts outstanding averaged $6,027 per day with a weighted average interest rate of 1.56% and incurred interest expense of $95. The LOC expired December 3, 2003.
  Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.
  At December 31, 2003, there were no securities on loan to brokers. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $9,078 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

            Unrealized appreciation--investments       $ 50,903,945
            --------------------------------------------------------
            Temporary book/tax differences                  (12,027)
            --------------------------------------------------------
            Capital loss carryforward                   (89,404,313)
            --------------------------------------------------------
            Post-October currency loss deferral              (4,283)
            --------------------------------------------------------
            Capital (par value and additional paid-in)  379,227,685
            --------------------------------------------------------
            Total net assets                           $340,711,007
            --------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $594.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.
  The Fund utilized $17,196,388 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                  CAPITAL LOSS
                  EXPIRATION                      CARRYFORWARD
                  --------------------------------------------
                  December 31, 2009               $29,891,478
                  --------------------------------------------
                  December 31, 2010                59,512,835
                  --------------------------------------------
                  Total capital loss carryforward $89,404,313
                  --------------------------------------------

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $342,374,421 and $300,489,877, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $51,084,680
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities    (181,329)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $50,903,351
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $295,731,569.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income (loss) was increased by $520,407, undistributed net realized gains increased by $3,209 and paid in capital decreased by $523,616. This reclassification had no effect on the net assets of the Fund.

                      INVESCO VIF - HEALTH SCIENCES FUND

NOTE 12--CAPITAL STOCK INFORMATION

                         CHANGES IN SHARES OUTSTANDING
       -----------------------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
                  -----------------------------------------------------
                             2003                       2002
                  -------------------------  --------------------------
                    SHARES        AMOUNT        SHARES        AMOUNT
       -----------------------------------------------------------------
       Sold       10,447,367  $ 160,036,244   15,864,086  $ 251,863,261
       -----------------------------------------------------------------
       Reacquired (7,974,644)  (117,984,700) (17,805,792)  (278,502,050)
       -----------------------------------------------------------------
                   2,472,723  $  42,051,544   (1,941,706) $ (26,638,789)
       -----------------------------------------------------------------

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------
                                                                        2003          2002       2001      2000        1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  13.75        $  18.20   $  20.89   $  16.02  $ 15.29
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)          (0.00)     (0.01)      0.05     0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.85           (4.45)     (2.62)      4.84     0.72
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.82           (4.45)     (2.63)      4.89     0.74
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --              --      (0.06)     (0.00)   (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --              --         --      (0.02)      --
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --              --      (0.06)     (0.02)   (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.57        $  13.75   $  18.20   $  20.89  $ 16.02
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)                                                      27.78%         (24.45)%   (12.59)%    30.54%    4.86%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $340,711        $232,681   $343,304   $353,398  $11,652
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07% (b)       1.07%      1.06%      1.07%    1.48% (c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.20)% (b)     (0.43)%    (0.38)%     0.68%    0.36%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 114%            130%        88%       145%     173%
--------------------------------------------------------------------------------------------------------------------------------

 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
 (b)  Ratios are based on average daily net assets of $270,348,453.
 (c) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.85% for the year ended December 31, 1999.

NOTE 14--LEGAL PROCEEDINGS

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
  1.  IFG
  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.
  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an

                      INVESCO VIF - HEALTH SCIENCES FUND
investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.
  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.
  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.
  2.  AIM
  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
  3.  AMVESCAP Response
  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B.  Private Actions
  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

                      INVESCO VIF - HEALTH SCIENCES FUND

NOTE 15--SIGNIFICANT EVENTS

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:
 . The election of Directors as proposed;
 . A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan of Reorganization (the "Reorganization") that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund's distributor and will be responsible for the sale of the Fund's shares.

                      INVESCO VIF - HEALTH SCIENCES FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Leisure Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Leisure Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                          INVESCO VIF - LEISURE FUND

Schedule of Investments
December 31, 2003

                                                                  Market
                                                         Shares    Value
-----------------------------------------------------------------------------
Domestic Common Stocks & Other Equity
 Interests-77.75%

Advertising-7.78%
Harte-Hanks, Inc.                                          2,577 $    56,050
-----------------------------------------------------------------------------
Omnicom Group Inc.                                        30,024   2,621,996
-----------------------------------------------------------------------------
                                                                   2,678,046
-----------------------------------------------------------------------------

Apparel, Accessories & Luxury
 Goods-1.76%
Polo Ralph Lauren Corp.                                   21,019     605,347
-----------------------------------------------------------------------------

Brewers-2.89%
Anheuser-Busch Cos., Inc.                                 18,890     995,125
-----------------------------------------------------------------------------

Broadcasting & Cable TV-14.66%
Cablevision Systems Corp.-New York Group-Class A (a)      49,370   1,154,764
-----------------------------------------------------------------------------
Citadel Broadcasting Co. (a)                               2,983      66,730
-----------------------------------------------------------------------------
Clear Channel Communications, Inc.                         8,115     380,025
-----------------------------------------------------------------------------
Comcast Corp.-Class A (a)                                 19,034     625,648
-----------------------------------------------------------------------------
EchoStar Communications Corp.-Class A  (a)                18,040     613,360
-----------------------------------------------------------------------------
Gray Television, Inc.                                      5,385      81,421
-----------------------------------------------------------------------------
Hughes Electronics Corp. (a)                               2,197      36,360
-----------------------------------------------------------------------------
Liberty Media Corp.-Class A                               96,793   1,150,869
-----------------------------------------------------------------------------
Liberty Media Corp.-Class B (a)                            6,400      88,320
-----------------------------------------------------------------------------
Scripps Co. (E.W.) (The)-Class A                           3,675     345,964
-----------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.-Class A (a)                 4,838      72,183
-----------------------------------------------------------------------------
Spanish Broadcasting System, Inc.-Class A (a)             11,933     125,297
-----------------------------------------------------------------------------
Univision Communications Inc.-Class A (a)                  7,714     306,169
-----------------------------------------------------------------------------
                                                                   5,047,110
-----------------------------------------------------------------------------

Casinos & Gaming-11.34%
Harrah's Entertainment, Inc.                              23,370   1,163,125
-----------------------------------------------------------------------------
International Game Technology                             40,200   1,435,140
-----------------------------------------------------------------------------
Mandalay Resort Group                                     10,360     463,299
-----------------------------------------------------------------------------
MGM MIRAGE (a)                                             6,739     253,454
-----------------------------------------------------------------------------
Wynn Resorts, Ltd. (a)                                    21,023     588,854
-----------------------------------------------------------------------------
                                                                   3,903,872
-----------------------------------------------------------------------------

Diversified Commercial Services-1.68%
Cendant Corp. (a)                                         25,911     577,038
-----------------------------------------------------------------------------

Footwear-0.65%
NIKE, Inc.-Class B                                         3,277     224,343
-----------------------------------------------------------------------------

General Merchandise Stores-0.78%
Target Corp.                                               7,020     269,568
-----------------------------------------------------------------------------

Home Entertainment Software-0.59%
Electronic Arts Inc. (a)                                   4,222     201,727
-----------------------------------------------------------------------------

Hotels, Resorts & Cruise Lines-5.18%
Extended Stay America, Inc.                                8,467 $   122,602
-----------------------------------------------------------------------------
Hilton Hotels Corp.                                       26,726     457,816
-----------------------------------------------------------------------------
Marriott International, Inc.-Class A                      10,751     496,696
-----------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                 19,667     707,422
-----------------------------------------------------------------------------
                                                                   1,784,536
-----------------------------------------------------------------------------

Integrated Telecommunication Services-0.45%
NTL Inc. (a)                                               2,230     155,543
-----------------------------------------------------------------------------

Internet Retail-1.67%
InterActiveCorp. (a)                                      16,910     573,756
-----------------------------------------------------------------------------

Investment Companies--Exchange Traded Funds-3.47%
iShares Russell 1000 Index Fund                            2,001     119,120
-----------------------------------------------------------------------------
iShares Russell 3000 Index Fund                            5,600     352,800
-----------------------------------------------------------------------------
iShares S&P 500 Index Fund                                 3,259     362,857
-----------------------------------------------------------------------------
S&P 500 Depositary Receipts Trust-Series 1                 3,220     358,418
-----------------------------------------------------------------------------
                                                                   1,193,195
-----------------------------------------------------------------------------

Leisure Facilities-0.53%
Cedar Fair, L.P.                                           4,277     131,518
-----------------------------------------------------------------------------
Six Flags, Inc. (a)                                        2,001      15,048
-----------------------------------------------------------------------------
Vail Resorts, Inc. (a)                                     2,032      34,544
-----------------------------------------------------------------------------
                                                                     181,110
-----------------------------------------------------------------------------

Leisure Products-3.04%
Hasbro, Inc.                                              11,995     255,254
-----------------------------------------------------------------------------
Leapfrog Enterprises, Inc.-Class A (a)                     6,690     177,486
-----------------------------------------------------------------------------
Marvel Enterprises, Inc. (a)                               2,680      78,015
-----------------------------------------------------------------------------
Mattel, Inc.                                              27,870     537,055
-----------------------------------------------------------------------------
                                                                   1,047,810
-----------------------------------------------------------------------------

Movies & Entertainment-9.44%
Fox Entertainment Group, Inc.-Class A (a)                 10,790     314,529
-----------------------------------------------------------------------------
Metro-Goldwyn-Mayer Inc. (a)                              13,389     228,818
-----------------------------------------------------------------------------
Pixar, Inc. (a)                                            4,632     320,951
-----------------------------------------------------------------------------
Regal Entertainment Group-Class A                          7,737     158,763
-----------------------------------------------------------------------------
Time Warner Inc. (a)                                      54,260     976,137
-----------------------------------------------------------------------------
Viacom Inc.-Class A                                        6,663     294,971
-----------------------------------------------------------------------------
Viacom Inc.-Class B                                        7,962     353,354
-----------------------------------------------------------------------------
Walt Disney Co. (The)                                     25,870     603,547
-----------------------------------------------------------------------------
                                                                   3,251,070
-----------------------------------------------------------------------------

                          INVESCO VIF - LEISURE FUND

                                                                  Market
                                                         Shares    Value
-----------------------------------------------------------------------------

Publishing-8.53%
Belo Corp.-Class A                                        15,916 $   451,059
-----------------------------------------------------------------------------
Gannett Co., Inc.                                          6,390     569,732
-----------------------------------------------------------------------------
Knight-Ridder, Inc.                                       10,261     793,894
-----------------------------------------------------------------------------
McClatchy Co. (The)-Class A                                6,296     433,165
-----------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                               3,349     234,162
-----------------------------------------------------------------------------
Media General, Inc.-Class A                                2,378     154,808
-----------------------------------------------------------------------------
New York Times Co. (The)-Class A                           6,270     299,643
-----------------------------------------------------------------------------
                                                                   2,936,463
-----------------------------------------------------------------------------

Restaurants-1.94%
CBRL Group, Inc.                                          11,998     459,043
-----------------------------------------------------------------------------
Yum! Brands, Inc. (a)                                      6,089     209,462
-----------------------------------------------------------------------------
                                                                     668,505
-----------------------------------------------------------------------------

Specialty Stores-1.37%
Hollywood Entertainment Corp. (a)                         24,410     335,638
-----------------------------------------------------------------------------
Pier 1 Imports, Inc.                                       4,270      93,342
-----------------------------------------------------------------------------
Toys "R" Us, Inc. (a)                                      3,375      42,660
-----------------------------------------------------------------------------
                                                                     471,640
-----------------------------------------------------------------------------
  Total Domestic Common Stocks & Other Equity Interests
   (Cost $23,075,004)                                             26,765,804
-----------------------------------------------------------------------------
Foreign Stocks & Other Equity
 Interests-20.19%

Australia-3.13%
News Corp. Ltd. (The)-ADR (Movies & Entertainment)        35,650   1,078,413
-----------------------------------------------------------------------------

Belgium-3.20%
Compagnie Nationale a Portefeuille (Multi-Sector
 Holdings)                                                   885     116,890
-----------------------------------------------------------------------------
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)     16,124     906,014
-----------------------------------------------------------------------------
Interbrew (Brewers)                                        2,979      79,293
-----------------------------------------------------------------------------
                                                                   1,102,197
-----------------------------------------------------------------------------

Brazil-1.17%
Companhia de Bebidas das Americas-ADR (Brewers)           15,830     403,823
-----------------------------------------------------------------------------

Canada-0.94%
Intrawest Corp. (Hotels, Resorts & Cruise Lines)          17,522     323,982
-----------------------------------------------------------------------------

Denmark-1.01%
Carlsberg A.S.-Class B (Brewers)                           7,536     346,456
-----------------------------------------------------------------------------

France-1.94%
Accor S.A. (Hotels, Resorts & Cruise Lines)               10,967     495,255
-----------------------------------------------------------------------------
JC Decaux S.A. (Advertising) (a)                          10,491     171,028
-----------------------------------------------------------------------------
                                                                     666,283
-----------------------------------------------------------------------------

Hong Kong-0.20%
Television Broadcasts Ltd.-ADR (Broadcasting & Cable
 TV)                                                       6,976 $    70,447
-----------------------------------------------------------------------------

Japan-0.31%
Sony Corp.-ADR (Consumer Electronics)                      3,081     106,818
-----------------------------------------------------------------------------

Liberia-0.76%
Royal Caribbean Cruises Ltd. (Hotels, Resorts & Cruise
 Lines)                                                    7,542     262,386
-----------------------------------------------------------------------------

Mexico-0.37%
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft Drinks) (a)        5,968     126,760
-----------------------------------------------------------------------------

Netherlands-0.95%
Fox Kids Europe N.V. (Broadcasting & Cable TV) (a)        13,758     104,702
-----------------------------------------------------------------------------
Heineken N.V. (Brewers)                                    5,900     224,058
-----------------------------------------------------------------------------
                                                                     328,760
-----------------------------------------------------------------------------

Panama-1.32%
Carnival Corp. (Hotels, Resorts & Cruise Lines)           11,413     453,439
-----------------------------------------------------------------------------

Spain-0.62%
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)         18,483     211,805
-----------------------------------------------------------------------------

Switzerland-1.46%
Compagnie Financiere Richemont A.G. (Apparel,
 Accessories & Luxury Goods)                               8,090     193,706
-----------------------------------------------------------------------------
Pargesa Holding A.G.-Class B (Multi-Sector Holdings)         116     308,610
-----------------------------------------------------------------------------
                                                                     502,316
-----------------------------------------------------------------------------

United Kingdom-2.81%
Allied Domecq PLC (Distillers & Vintners)                 47,400     364,767
-----------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                         9,909     130,040
-----------------------------------------------------------------------------
WPP Group PLC (Advertising)                               48,125     471,311
-----------------------------------------------------------------------------
                                                                     966,118
-----------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests
   (Cost $5,839,569)                                               6,950,003
-----------------------------------------------------------------------------
Money Market Funds-3.03%
INVESCO Treasurer's Series Money Market Reserve Fund
 (Cost $1,040,996) (b)                                 1,040,996   1,040,996
-----------------------------------------------------------------------------
TOTAL INVESTMENTS-100.97% (Cost $29,955,569)                      34,756,803
-----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.97%)                               (332,360)
-----------------------------------------------------------------------------
NET ASSETS-100.00%                                               $34,424,443
-----------------------------------------------------------------------------

Investment Abbreviations:
ADR-American Depositary Receipt

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                          INVESCO VIF - LEISURE FUND

Statement of Assets and Liabilities
December 31, 2003

                             Assets:
       Investments, at market value (cost $28,914,573)..... $ 33,715,807
       ------------------------------------------------------------------
       Investments in affiliated money market funds (cost
        $1,040,996)........................................    1,040,996
       ------------------------------------------------------------------
       Foreign currencies, at value (cost $15).............           15
       ------------------------------------------------------------------
       Receivables for:....................................
         Capital stock sold................................       86,855
       ------------------------------------------------------------------
         Dividends.........................................       38,238
       ------------------------------------------------------------------
         Amount due from advisor...........................       15,435
       ------------------------------------------------------------------
       Investment for deferred compensation and retirement
        plans..............................................        1,445
       ------------------------------------------------------------------
           Total assets....................................   34,898,791
       ------------------------------------------------------------------
       Liabilities:
       Payables for:.......................................
         Investments purchased.............................      446,554
       ------------------------------------------------------------------
         Deferred compensation and retirement plans........        1,445
       ------------------------------------------------------------------
       Accrued administrative services fees................          111
       ------------------------------------------------------------------
       Accrued transfer agent fees.........................          397
       ------------------------------------------------------------------
       Accrued operating expenses..........................       25,841
       ------------------------------------------------------------------
           Total liabilities...............................      474,348
       ------------------------------------------------------------------
       Net assets applicable to shares outstanding......... $ 34,424,443
       ------------------------------------------------------------------
       Net assets consist of:
       Capital (par value and additional paid-in).......... $ 29,726,703
       ------------------------------------------------------------------
       Undistributed net investment income (loss)..........      (27,677)
       ------------------------------------------------------------------
       Undistributed net realized gain (loss) from
        investment securities and foreign currencies.......      (75,600)
       ------------------------------------------------------------------
       Unrealized appreciation of investment securities and
        foreign currencies.................................    4,801,017
       ------------------------------------------------------------------
                                                            $ 34,424,443
       ------------------------------------------------------------------
       Capital stock, $0.01 par value per share:
       Authorized..........................................  100,000,000
       ------------------------------------------------------------------
       Outstanding.........................................    3,140,127
       ------------------------------------------------------------------
       Net asset value per share........................... $      10.96
       ------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2003

                         Investment income:
        Dividends (net of foreign withholding tax of $5,012) $  177,453
        ----------------------------------------------------------------
        Dividends from affiliated money market funds........      2,669
        ----------------------------------------------------------------
        Interest............................................      3,899
        ----------------------------------------------------------------
            Total investment income.........................    184,021
        ----------------------------------------------------------------
        Expenses:
        Advisory fees.......................................    124,471
        ----------------------------------------------------------------
        Administrative services fees........................     53,980
        ----------------------------------------------------------------
        Custodian fees......................................     49,409
        ----------------------------------------------------------------
        Transfer agent fees.................................      5,008
        ----------------------------------------------------------------
        Professional fees...................................     25,871
        ----------------------------------------------------------------
        Directors' fees.....................................      4,457
        ----------------------------------------------------------------
        Other...............................................      8,391
        ----------------------------------------------------------------
            Total expenses..................................    271,587
        ----------------------------------------------------------------
        Less: Fees waived, expenses reimbursed and expense
         offset arrangements................................    (63,919)
        ----------------------------------------------------------------
            Net expenses....................................    207,668
        ----------------------------------------------------------------
        Net investment income (loss)........................    (23,647)
        ----------------------------------------------------------------
        Realized and unrealized gain (loss) from investment
         securities and foreign currencies:
        Net realized gain (loss) from:......................
          Investment securities.............................    (12,022)
        ----------------------------------------------------------------
          Foreign currencies................................       (723)
        ----------------------------------------------------------------
                                                                (12,745)
        ----------------------------------------------------------------
        Change in net unrealized appreciation (depreciation)
         of:................................................
          Investment securities.............................  4,875,216
        ----------------------------------------------------------------
          Foreign currencies................................       (223)
        ----------------------------------------------------------------
                                                              4,874,993
        ----------------------------------------------------------------
        Net gain from investment securities and foreign
         currencies.........................................  4,862,248
        ----------------------------------------------------------------
        Net increase in net assets resulting from operations $4,838,601
        ----------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                          INVESCO VIF - LEISURE FUND

Statement of Changes in Net Assets
For the year ended December 31, 2003 and the period April 30, 2002 (date operations commenced) to December 31, 2002


                                                                                                                      2003
-------------------------------------------------------------------------------------------------------------------------------
                                                  Operations:
  Net investment income (loss)................................................................................... $   (23,647)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies.....................................     (12,745)
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies...........   4,874,993
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations..............................................   4,838,601
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net...........................................................................................  23,489,298
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets...................................................................................  28,327,899
-------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year..............................................................................................   6,096,544
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(27,677) and $(3,486) for
  2003 and 2002,respectively).......................................................................................$34,424,443
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     2002
-----------------------------------------------------------------------------------------------------------------------------
                                                  Operations:
  Net investment income (loss)................................................................................... $   (5,630)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and foreign currencies.....................................    (63,581)
-----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies...........    (73,976)
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations..............................................   (143,187)
-----------------------------------------------------------------------------------------------------------------------------
Share transactions-net...........................................................................................  6,239,731
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets...................................................................................  6,096,544
-----------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year..............................................................................................         --
-----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(27,677) and $(3,486) for
  2003 and 2002,respectively)......................................................................................$6,096,544
-----------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                          INVESCO VIF - LEISURE FUND

Notes to Financial Statements
December 31, 2003

NOTE 1--Significant Accounting Policies

INVESCO VIF-Leisure Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
   The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
 B.Repurchase Agreements -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
 C.Securities Transactions and Investment Income --Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
 D.Distributions -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
 E.Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be

                          INVESCO VIF - LEISURE FUND
   subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
 F.Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
 G.Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $16.
  During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $62,592. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $46,604 and expiring during the calendar year ended 2006 was $62,592. During the year ended December 31, 2003, the Fund made no reimbursements to IFG.
  Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $53,980 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
  The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
  Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3--Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                             Market                             Unrealized     Market            Realized
                             Value    Purchases    Proceeds    Appreciation    Value    Dividend   Gain
           Fund            12/31/2002  at Cost    from Sales  (Depreciation) 12/31/2003  Income   (Loss)
---------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series
 Money Market Reserve
 Fund.....................    $ --    $7,107,986 $(6,066,990)      $ --      $1,040,996  $2,669    $ --
---------------------------------------------------------------------------------------------------------

                          INVESCO VIF - LEISURE FUND

NOTE 4--Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $1,311 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,311.

NOTE 5--Directors' Fees

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.
  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6--Borrowings

The Fund may participate in an interfund lending facility that AIM Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.
  Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.
  Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending transactions.

NOTE 8--Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the year ended December 31, 2003 and the period April 30, 2002 (date operations commenced) through December 31, 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

            Undistributed ordinary income............. $   165,177
            -------------------------------------------------------
            Undistributed long-term gain..............      44,054
            -------------------------------------------------------
            Unrealized appreciation--investments......   4,489,262
            -------------------------------------------------------
            Temporary book/tax differences............        (753)
            -------------------------------------------------------
            Capital (par value and additional paid-in)  29,726,703
            -------------------------------------------------------
            Total net assets.......................... $34,424,443
            -------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, mark to market of certain passive foreign investment securities and partnership basis adjustments. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(217).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation.
  The Fund utilized $12,131 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes.

NOTE 9--Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $26,504,989 and $3,604,304, respectively.

                   Unrealized Appreciation (Depreciation) of
                      Investment Securities on a Tax Basis
        ----------------------------------------------------------------
        Aggregate unrealized appreciation of investment
         securities......................................... $4,639,726
        ----------------------------------------------------------------
        Aggregate unrealized (depreciation) of investment
         securities.........................................   (150,247)
        ----------------------------------------------------------------
        Net unrealized appreciation of investment securities $4,489,479
        ----------------------------------------------------------------
        Cost of investments for tax purposes is $30,267,324.

                          INVESCO VIF - LEISURE FUND

NOTE 10--Reclassification of Permanent Differences

As a result of differing book/tax treatment of foreign currency transactions, partnership and passive foreign investment company reclassifications, on December 31, 2003, undistributed net investment income was decreased by $544, undistributed net realized gains increased by $723 and paid in capital decreased by $179. This reclassification had no effect on the net assets of the Fund.

NOTE 11--Capital Stock Information

                         Changes in Shares Outstanding
           ---------------------------------------------------------
                                               April 30, 2002 (Date
                            Year ended              operations
                           December 31,           Commenced) to
                               2003                    2002
                      ----------------------  ---------------------
                        Shares      Amount     Shares      Amount
           ---------------------------------------------------------
           Sold       2,580,127  $24,801,939   863,895  $ 7,516,511
           ---------------------------------------------------------
           Reacquired  (155,854)  (1,312,641) (148,041)  (1,276,780)
           ---------------------------------------------------------
                      2,424,273  $23,489,298   715,854  $ 6,239,731
           ---------------------------------------------------------

NOTE 12--Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     April 30, 2002
                                                                                    (Date operations
                                                                     Year ended      commenced) to
                                                                    December 31,      December 31,
                                                                        2003              2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  8.52            $ 10.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.00)             (0.00)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       2.44              (1.48)
------------------------------------------------------------------------------------------------------
    Total from investment operations                                    2.44              (1.48)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.96            $  8.52
------------------------------------------------------------------------------------------------------
Total return (a)                                                       28.64%            (14.80)%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $34,424            $ 6,097
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                           1.26% (b)          1.29% (c)
------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                        1.64% (b)          3.96% (c)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.14)% (b)        (0.30)% (c)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (d)                                               22%                15%
------------------------------------------------------------------------------------------------------

 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
 (b)  Ratios are based on average daily net assets of $16,596,116.
 (c)  Annualized.
 (d)  Not annualized for periods less than one year.

NOTE 13--Legal Proceedings

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
   The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
   1.  IFG
   On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

                          INVESCO VIF - LEISURE FUND

   The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO
Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.
   The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.
   In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.
   2.  AIM
   AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
   3.  AMVESCAP Response
   AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
   There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B.  Private Actions
   In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
   IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
   Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
   As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
   At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

                          INVESCO VIF - LEISURE FUND

NOTE 14--Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:
 . The election of Directors as proposed;
 . A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan of Reorganization (the "Reorganization") that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund's distributor and will be responsible for the sale of the Fund's shares.

                          INVESCO VIF - LEISURE FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Small Company Growth Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

Schedule of Investments
December 31, 2003

                                                                       Market
                                                             Shares    Value
-------------------------------------------------------------------------------
Common Stocks-95.44%

Airlines-0.82%
AirTran Holdings, Inc.  (a)                                  34,000 $   404,600
-------------------------------------------------------------------------------

Apparel Retail-2.70%
Aeropostale, Inc.  (a)                                       16,700     457,914
-------------------------------------------------------------------------------
Finish Line, Inc. (The)-Class A  (a)                          9,200     275,724
-------------------------------------------------------------------------------
Hot Topic, Inc.  (a)                                          8,500     250,410
-------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)  (a)                             14,200     355,142
-------------------------------------------------------------------------------
                                                                      1,339,190
-------------------------------------------------------------------------------
Application Software-4.40%
Agile Software Corp. (a)                                     28,000     277,200
-------------------------------------------------------------------------------
Altiris, Inc.  (a)                                            8,700     317,376
-------------------------------------------------------------------------------
FileNET Corp.  (a)                                           15,300     414,324
-------------------------------------------------------------------------------
Inet Technologies, Inc.  (a)                                 24,300     291,600
-------------------------------------------------------------------------------
MicroStrategy Inc.-Class A  (a)                               4,300     225,664
-------------------------------------------------------------------------------
MSC.Software Corp.  (a)                                      33,300     314,685
-------------------------------------------------------------------------------
RSA Security Inc.  (a)                                       23,890     339,238
-------------------------------------------------------------------------------
                                                                      2,180,087
-------------------------------------------------------------------------------
Asset Management & Custody Banks-3.12%
Affiliated Managers Group, Inc.  (a)                          5,250     365,348
-------------------------------------------------------------------------------
Eaton Vance Corp.                                            10,100     370,064
-------------------------------------------------------------------------------
Investors Financial Services Corp.                           14,900     572,309
-------------------------------------------------------------------------------
National Financial Partners Corp.                             8,700     239,685
-------------------------------------------------------------------------------
                                                                      1,547,406
-------------------------------------------------------------------------------
Biotechnology-7.37%
Abgenix, Inc.  (a)                                           16,800     209,328
-------------------------------------------------------------------------------
Celgene Corp.  (a)                                            7,700     346,654
-------------------------------------------------------------------------------
Connectics Corp.  (a)                                        20,100     365,016
-------------------------------------------------------------------------------
Gen-Probe Inc.  (a)                                          13,000     474,110
-------------------------------------------------------------------------------
IDEXX Laboratories, Inc.  (a)                                 5,300     245,284
-------------------------------------------------------------------------------
ILEX Oncology, Inc.  (a)                                     16,500     350,625
-------------------------------------------------------------------------------
Ligand Pharmaceuticals Inc.-Class B  (a)                     13,200     193,908
-------------------------------------------------------------------------------
Martek Biosciences Corp.  (a)                                 5,600     363,832
-------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.  (a)                             6,300     343,602
-------------------------------------------------------------------------------
NPS Pharmaceuticals, Inc.  (a)                               11,100     341,214
-------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.  (a)                                6,000     193,260
-------------------------------------------------------------------------------
Serologicals Corp.  (a)                                      12,200     226,920
-------------------------------------------------------------------------------
                                                                      3,653,753
-------------------------------------------------------------------------------
Broadcasting & Cable TV-0.59%
Radio One, Inc.-Class D  (a)                                 15,100     291,430
-------------------------------------------------------------------------------
Casinos & Gaming-3.85%
Alliance Gaming Corp.  (a)                                   21,100 $   520,115
-------------------------------------------------------------------------------
Mandalay Resort Group                                         5,900     263,848
-------------------------------------------------------------------------------
Scientific Games Corp.-Class A  (a)                          23,900     406,539
-------------------------------------------------------------------------------
Station Casinos, Inc.                                        12,400     379,812
-------------------------------------------------------------------------------
WMS Industries Inc.  (a)                                     13,000     340,600
-------------------------------------------------------------------------------
                                                                      1,910,914
-------------------------------------------------------------------------------
Communications Equipment-6.01%
Arris Group Inc.  (a)                                        61,800     447,432
-------------------------------------------------------------------------------
F5 Networks, Inc.  (a)                                       14,800     371,480
-------------------------------------------------------------------------------
McDATA Corp.-Class A  (a)                                    37,400     356,422
-------------------------------------------------------------------------------
NetScreen Technologies, Inc.  (a)                            15,000     371,250
-------------------------------------------------------------------------------
Powerwave Technologies, Inc.  (a)                            50,500     386,325
-------------------------------------------------------------------------------
REMEC, Inc.  (a)                                             42,400     356,584
-------------------------------------------------------------------------------
Sonus Networks, Inc.  (a)                                    32,100     242,676
-------------------------------------------------------------------------------
Tekelec  (a)                                                 28,850     448,618
-------------------------------------------------------------------------------
                                                                      2,980,787
-------------------------------------------------------------------------------
Computer Storage & Peripherals-0.67%
Dot Hill Systems Corp.  (a)                                  21,900     331,785
-------------------------------------------------------------------------------
Construction & Farm Machinery & Heavy Trucks-2.02%
Joy Global Inc.                                               9,200     240,580
-------------------------------------------------------------------------------
Oshkosh Truck Corp.                                           7,700     392,931
-------------------------------------------------------------------------------
Wabash National Corp.  (a)                                   12,600     369,180
-------------------------------------------------------------------------------
                                                                      1,002,691
-------------------------------------------------------------------------------
Diversified Commercial Services-3.93%
Corinthian Colleges, Inc.  (a)                                8,700     483,372
-------------------------------------------------------------------------------
Corporate Executive Board Co. (The)  (a)                      9,200     429,364
-------------------------------------------------------------------------------
ITT Educational Services, Inc.  (a)                           4,420     207,607
-------------------------------------------------------------------------------
LECG Corp.  (a)                                              12,200     279,258
-------------------------------------------------------------------------------
Providence Service Corp.  (a)                                10,400     168,272
-------------------------------------------------------------------------------
Sylvan Learning Systems, Inc.  (a)                           13,300     382,907
-------------------------------------------------------------------------------
                                                                      1,950,780
-------------------------------------------------------------------------------
Diversified Metals & Mining-0.77%
Arch Coal, Inc.                                              12,200     380,274
-------------------------------------------------------------------------------
Electronic Equipment Manufacturers-2.03%
Aeroflex Inc.  (a)                                           36,620     428,088
-------------------------------------------------------------------------------
Digital Theater Systems Inc.  (a)                             9,500     234,555
-------------------------------------------------------------------------------
Plexus Corp.  (a)                                            20,200     346,834
-------------------------------------------------------------------------------
                                                                      1,009,477
-------------------------------------------------------------------------------

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

                                                                       Market
                                                             Shares    Value
-------------------------------------------------------------------------------
Electronic Manufacturing Services-0.77%
Benchmark Electronics, Inc.  (a)                              9,900 $   344,619
-------------------------------------------------------------------------------
Trimble Navigation Ltd.  (a)                                  1,000      37,240
-------------------------------------------------------------------------------
                                                                        381,859
-------------------------------------------------------------------------------
Employment Services-3.06%
Heidrick & Struggles International, Inc.  (a)                24,500     534,100
-------------------------------------------------------------------------------
Labor Ready, Inc.  (a)                                       43,100     564,610
-------------------------------------------------------------------------------
Resources Connection, Inc.  (a)                              15,290     417,570
-------------------------------------------------------------------------------
                                                                      1,516,280
-------------------------------------------------------------------------------
Environmental Services-0.64%
Stericycle, Inc.  (a)                                         6,800     317,560
-------------------------------------------------------------------------------
General Merchandise Stores-0.84%
Tuesday Morning Corp.  (a)                                   13,800     417,450
-------------------------------------------------------------------------------
Health Care Equipment-2.84%
Advanced Neuromodulation Systems, Inc.  (a)                   9,800     450,604
-------------------------------------------------------------------------------
ALARIS Medical Systems, Inc.  (a)                            14,800     225,108
-------------------------------------------------------------------------------
ArthroCare Corp.  (a)                                         8,490     208,005
-------------------------------------------------------------------------------
Cyberonics, Inc.  (a)                                         7,600     243,276
-------------------------------------------------------------------------------
INAMED Corp.  (a)                                             1,650      79,299
-------------------------------------------------------------------------------
Therasense, Inc.  (a)                                        10,000     203,000
-------------------------------------------------------------------------------
                                                                      1,409,292
-------------------------------------------------------------------------------
Health Care Facilities-2.11%
Community Health Systems Inc.  (a)                           13,800     366,804
-------------------------------------------------------------------------------
Select Medical Corp.                                         24,600     400,488
-------------------------------------------------------------------------------
United Surgical Partners International, Inc.  (a)             8,300     277,884
-------------------------------------------------------------------------------
                                                                      1,045,176
-------------------------------------------------------------------------------
Health Care Services-2.77%
Accredo Health, Inc.  (a)                                    12,700     401,447
-------------------------------------------------------------------------------
DaVita, Inc.  (a)                                             7,400     288,600
-------------------------------------------------------------------------------
Dendrite International, Inc.  (a)                            22,900     358,843
-------------------------------------------------------------------------------
SFBC International, Inc.  (a)                                12,200     324,032
-------------------------------------------------------------------------------
                                                                      1,372,922
-------------------------------------------------------------------------------
Health Care Supplies-0.42%
Regeneration Technologies, Inc.  (a)                         18,800     206,048
-------------------------------------------------------------------------------
Homebuilding-0.63%
Ryland Group, Inc. (The)                                      3,500     310,240
-------------------------------------------------------------------------------
Industrial Gases-0.76%
Airgas, Inc.                                                 17,600     378,048
-------------------------------------------------------------------------------
Industrial Machinery-1.45%
Index Corp.                                                   9,300     386,787
-------------------------------------------------------------------------------
Kennametal Inc.                                               8,400     333,900
-------------------------------------------------------------------------------
                                                            720,687
-------------------------------------------------------------------------------
Internet Retail-0.58%
Netflix Inc.  (a)                                             5,300     289,857
-------------------------------------------------------------------------------
Internet Software & Services-3.20%
Ask Jeeves, Inc.  (a)                                        20,400 $   369,648
-------------------------------------------------------------------------------
EarthLink, Inc.  (a)                                         29,500     295,000
-------------------------------------------------------------------------------
Openwave Systems Inc.  (a)                                   15,900     174,900
-------------------------------------------------------------------------------
SupportSoft, Inc.  (a)                                       29,600     389,240
-------------------------------------------------------------------------------
webMethods, Inc.  (a)                                        39,300     359,595
-------------------------------------------------------------------------------
                                                                      1,588,383
-------------------------------------------------------------------------------
Investment Banking & Brokerage-1.70%
Knight Trading Group, Inc.  (a)                              26,700     390,888
-------------------------------------------------------------------------------
Raymond James Financial, Inc.                                12,000     452,400
-------------------------------------------------------------------------------
                                                                        843,288
-------------------------------------------------------------------------------
Investment Companies--Exchange Traded Funds-1.04%
iShares Russell 2000 Growth Index Fund                        8,700     515,040
-------------------------------------------------------------------------------
IT Consulting & Other Services-2.68%
Anteon International Corp.  (a)                              13,800     497,490
-------------------------------------------------------------------------------
Cognizant Technology Solutions Corp.  (a)                     4,900     223,636
-------------------------------------------------------------------------------
MAXIMUS, Inc.  (a)                                            6,800     266,084
-------------------------------------------------------------------------------
SRA International, Inc.-Class A  (a)                          7,900     340,490
-------------------------------------------------------------------------------
                                                                      1,327,700
-------------------------------------------------------------------------------
Leisure Products-0.89%
Marvel Enterprises, Inc.  (a)                                15,200     442,472
-------------------------------------------------------------------------------
Managed Health Care-0.99%
Sierra Health Services, Inc.  (a)                            17,900     491,355
-------------------------------------------------------------------------------
Oil & Gas Drilling-1.40%
Patterson-UTI Energy, Inc.                                   10,600     348,952
-------------------------------------------------------------------------------
Precision Drilling Corp. (Canada)                             7,900     345,072
-------------------------------------------------------------------------------
                                                                        694,024
-------------------------------------------------------------------------------
Oil & Gas Equipment & Services-1.41%
Maverick Tube Corp.  (a)                                     17,400     334,950
-------------------------------------------------------------------------------
National-Oilwell, Inc.  (a)                                  16,300     364,468
-------------------------------------------------------------------------------
                                                                        699,418
-------------------------------------------------------------------------------
Oil & Gas Exploration & Production-0.65%
Spinnaker Exploration Co.  (a)                               10,000     322,700
-------------------------------------------------------------------------------
Pharmaceuticals-2.69%
Cypress Bioscience, Inc.  (a)                                 9,900     149,985
-------------------------------------------------------------------------------
Eon Labs, Inc.  (a)                                           3,600     183,420
-------------------------------------------------------------------------------
MGI Pharma, Inc.  (a)                                         6,800     279,820
-------------------------------------------------------------------------------
Pharmaceutical Resources, Inc.  (a)                           3,300     214,995
-------------------------------------------------------------------------------
POZEN Inc.  (a)                                               5,800      59,160
-------------------------------------------------------------------------------
Valeant Pharmaceuticals International                        17,800     447,670
-------------------------------------------------------------------------------
                                                                      1,335,050
-------------------------------------------------------------------------------
Property & Casualty Insurance-0.52%
United National Group, Ltd.-Class A  (a)                     14,700     259,749
-------------------------------------------------------------------------------

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

                                                                       Market
                                                             Shares    Value
-------------------------------------------------------------------------------
Publishing-0.72%
Getty Images, Inc.  (a)                                       7,100 $   355,923
-------------------------------------------------------------------------------
Regional Banks-3.42%
Greater Bay Bancorp                                          10,700     304,736
-------------------------------------------------------------------------------
PrivateBancorp, Inc.                                          6,900     314,088
-------------------------------------------------------------------------------
Silicon Valley Bancshares  (a)                                7,700     277,739
-------------------------------------------------------------------------------
South Financial Group, Inc. (The)                             7,200     200,592
-------------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.                            10,000     388,500
-------------------------------------------------------------------------------
Wintrust Financial Corp.                                      4,700     211,970
-------------------------------------------------------------------------------
                                                                      1,697,625
-------------------------------------------------------------------------------
Restaurants-0.91%
P.F. Chang's China Bistro, Inc.  (a)                          6,000     305,280
-------------------------------------------------------------------------------
Panera Bread Co.-Class A (a)                                  3,700     146,261
-------------------------------------------------------------------------------
                                                                        451,541
-------------------------------------------------------------------------------
Semiconductor Equipment-3.42%
Asyst Technologies, Inc.  (a)                                16,700     289,745
-------------------------------------------------------------------------------
Cymer, Inc.  (a)                                              8,700     401,853
-------------------------------------------------------------------------------
MKS Instruments, Inc.  (a)                                   14,300     414,700
-------------------------------------------------------------------------------
Ultratech, Inc.  (a)                                         11,100     326,007
--------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.  (a)          6,000     262,140
-------------------------------------------------------------------------------
                                                                      1,694,445
-------------------------------------------------------------------------------
Semiconductors-5.83%
Artisan Components, Inc.  (a)                                12,100     248,050
-------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.  (a)                        11,400     324,786
-------------------------------------------------------------------------------
Integrated Silicon Solution, Inc.  (a)                       15,000     235,050
-------------------------------------------------------------------------------
Lattice Semiconductor Corp.  (a)                             40,500     392,040
-------------------------------------------------------------------------------
Microsemi Corp.  (a)                                         16,100     395,738
-------------------------------------------------------------------------------
OmniVision Technologies, Inc.  (a)                            4,000     221,000
-------------------------------------------------------------------------------
Semtech Corp.  (a)                                           18,000     409,140
-------------------------------------------------------------------------------
Vitesse Semiconductor Corp.  (a)                             48,200     282,934
-------------------------------------------------------------------------------
Zoran Corp.  (a)                                             22,100     384,319
-------------------------------------------------------------------------------
                                                                      2,893,057
-------------------------------------------------------------------------------
Specialty Stores-3.12%
Advance Auto Parts, Inc.  (a)                                 5,700     463,980
-------------------------------------------------------------------------------
Guitar Center, Inc. (a)                                      13,100     426,798
-------------------------------------------------------------------------------
Linens 'n Things, Inc.  (a)                                   8,240     247,859
-------------------------------------------------------------------------------
PETCO Animal Supplies, Inc.  (a)                             13,400     408,030
-------------------------------------------------------------------------------
                                                                      1,546,667
-------------------------------------------------------------------------------
Steel-1.02%
Allegheny Technologies, Inc.                                 24,700 $   326,534
-------------------------------------------------------------------------------
GrafTech International Ltd.  (a)                             13,200     178,200
-------------------------------------------------------------------------------
                                                                        504,734
-------------------------------------------------------------------------------
Systems Software-1.08%
Secure Computing Corp.  (a)                                  29,900     535,509
-------------------------------------------------------------------------------
Thrifts & Mortgage Finance-1.35%
Dime Community Bancshares                                    11,500     353,740
-------------------------------------------------------------------------------
Independence Community Bank Corp.                             8,800     316,536
-------------------------------------------------------------------------------
                                                                        670,276
-------------------------------------------------------------------------------
Trucking-0.72%
Central Freight Lines, Inc.  (a)                              5,500      97,625
-------------------------------------------------------------------------------
Overnite Corp.  (a)                                          11,500     261,625
-------------------------------------------------------------------------------
                                                                        359,250
-------------------------------------------------------------------------------
Wireless Telecommunication Services-1.53%
Nextel Partners, Inc.-Class A  (a)                           28,700     386,015
-------------------------------------------------------------------------------
Western Wireless Corp.-Class A  (a)                          20,400     374,544
-------------------------------------------------------------------------------
                                                                        760,559
-------------------------------------------------------------------------------
  Total Common Stocks (Cost $39,987,482)                             47,337,358
-------------------------------------------------------------------------------
Money Market Funds-6.08%
INVESCO Treasurer's Series Money Market Reserve Fund
 (Cost $3,015,849)  (b)                                   3,015,849   3,015,849
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS-101.52% (excluding
   investments purchased with cash collateral from
   securities loaned) (Cost $43,003,331)                             50,353,207
-------------------------------------------------------------------------------
Investments Purchased With Cash
 Collateral From Securities Loaned
Money Market Funds-1.08%
INVESCO Treasurer's Series Money Market Reserve
 Fund  (b)(c)                                               532,875     532,875
-------------------------------------------------------------------------------
  Total Money Market Funds (purchased with cash
  collateral from securities loaned) (Cost $532,875)                    532,875
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-102.60% (Cost $43,536,206)                         50,886,082
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(2.60%)                                (1,288,258)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $49,597,824
-------------------------------------------------------------------------------

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See accompanying notes which are an integral part of the financial statements.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

Statement of Assets and Liabilities
December 31, 2003


ASSETS:
Investments, at market value (cost $39,987,482)*                      $ 47,337,358
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,548,724)           3,548,724
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                         427,437
-----------------------------------------------------------------------------------
  Capital stock sold                                                        43,663
-----------------------------------------------------------------------------------
  Dividends                                                                  6,705
-----------------------------------------------------------------------------------
  Due from advisor                                                           5,504
-----------------------------------------------------------------------------------
Investment for deferred compensation and retirement plans                    3,785
-----------------------------------------------------------------------------------
    Total assets                                                        51,373,176
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                    271,728
-----------------------------------------------------------------------------------
  Capital stock reacquired                                                 942,825
-----------------------------------------------------------------------------------
  Deferred compensation and retirement plans                                 4,136
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                              532,875
-----------------------------------------------------------------------------------
Accrued directors' fees                                                        341
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                    379
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  23,068
-----------------------------------------------------------------------------------
    Total liabilities                                                    1,775,352
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 49,597,824
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Capital (par value and additional paid-in)                            $ 56,291,670
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                  (1,955)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 option contracts                                                      (14,041,767)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities                         7,349,876
-----------------------------------------------------------------------------------
                                                                      $ 49,597,824
-----------------------------------------------------------------------------------

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Authorized                                                             100,000,000
-----------------------------------------------------------------------------------
Outstanding                                                              3,667,358
-----------------------------------------------------------------------------------
Net asset value per share                                             $      13.52
-----------------------------------------------------------------------------------

* At December 31, 2003, securities with an aggregate market value of $515,562 were on loan to brokers.


Statement of Operations
For the year ended December 31, 2003


  INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $105)             $   158,112
  ---------------------------------------------------------------------------
  Dividends from affiliated money market funds**                      23,554
  ---------------------------------------------------------------------------
  Interest                                                            16,499
  ---------------------------------------------------------------------------
      Total investment income                                        198,165
  ---------------------------------------------------------------------------

  EXPENSES:
  Advisory fees                                                      299,443
  ---------------------------------------------------------------------------
  Administrative services fees                                       115,803
  ---------------------------------------------------------------------------
  Custodian fees                                                      26,802
  ---------------------------------------------------------------------------
  Transfer agent fees                                                  5,093
  ---------------------------------------------------------------------------
  Professional fees                                                   31,225
  ---------------------------------------------------------------------------
  Directors' fees                                                      9,592
  ---------------------------------------------------------------------------
  Other                                                               31,183
  ---------------------------------------------------------------------------
      Total expenses                                                 519,141
  ---------------------------------------------------------------------------
  Less:Fees waived, expenses reimbursed and expense offset
       arrangements                                                  (18,942)
  ---------------------------------------------------------------------------
      Net expenses                                                   500,199
  ---------------------------------------------------------------------------
  Net investment income (loss)                                      (302,034)
  ---------------------------------------------------------------------------

  REALIZED AND UNREALIZED GAIN FROM INVESTMENT
   SECURITIES AND OPTION CONTRACTS:
  Net realized gain from:
    Investment securities                                          4,825,760
  ---------------------------------------------------------------------------
    Option contracts written                                           6,957
  ---------------------------------------------------------------------------
                                                                   4,832,717
  ---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities   7,332,784
  ---------------------------------------------------------------------------
  Net gain from investment securities and option contracts        12,165,501
  ---------------------------------------------------------------------------
  Net increase in net assets resulting from operations           $11,863,467
  ---------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

Statement of Changes in Net Assets
For the years ended December 31, 2003 and 2002


                                                                                                                          2003
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                       $  (302,034)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and option contracts                                             4,832,717
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                                        7,332,784
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                   11,863,467
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                                 4,743,889
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                             16,607,356
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                   32,990,468
--------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(1,955) and $(974)
  for 2003 and 2002, respectively)                                                                                   $49,597,824
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          2002
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                      $   (296,580)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and option contracts                                            (9,458,459)
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                                       (3,155,373)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                  (12,910,412)
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                                 6,690,293
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                             (6,220,119)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                   39,210,587
--------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(1,955) and $(974)
  for 2003 and 2002, respectively)                                                                                  $ 32,990,468
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

Notes to Financial Statements
December 31, 2003


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO VIF-Small Company Growth Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. REPURCHASE AGREEMENTS -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME --Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
G. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $384.
  During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $17,782. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $12,943 and expiring during the calendar year ended 2006 was $9,816. During the year ended December 31, 2003, the Fund reimbursed IFG for previously reimbursed Fund expenses of $22,759.
  Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $115,803 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
  The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
  Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                       MARKET                               UNREALIZED     MARKET
                                                       VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND
                                                     12/31/2002   AT COST    FROM SALES   (DEPRECIATION) 12/31/2003  INCOME
-----------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund    $ --    $22,800,747 $(19,784,898)      $ --      $3,015,849 $17,115
-----------------------------------------------------------------------------------------------------------------------------
    Subtotal                                            $ --    $22,800,747 $(19,784,898)      $ --      $3,015,849 $17,115
-----------------------------------------------------------------------------------------------------------------------------

                                                     REALIZED
                                                       GAIN
                                                      (LOSS)
-------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund   $ --
-------------------------------------------------------------
    Subtotal                                           $ --
-------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                       MARKET                               UNREALIZED     MARKET
                                                       VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND
                                                     12/31/2002   AT COST    FROM SALES   (DEPRECIATION) 12/31/2003 INCOME*
-----------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund  $758,750  $17,470,144 $(17,698,195)      $ --      $  532,875 $ 6,439
-----------------------------------------------------------------------------------------------------------------------------

    Total                                             $758,750  $40,270,891 $(37,483,093)      $ --      $3,548,724 $23,554
-----------------------------------------------------------------------------------------------------------------------------

                                                     REALIZED
                                                       GAIN
                                                      (LOSS)
-------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund   $ --
-------------------------------------------------------------

    Total                                              $ --
-------------------------------------------------------------

* Dividend income is net of fees paid to security lending counterparties of $2,471.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $776 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $776.

NOTE 5--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.
  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.
  Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.
  Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the

                    INVESCO VIF - SMALL COMPANY GROWTH FUND
value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.
  At December 31, 2003, securities with an aggregate value of $515,562 were on loan to brokers. The loans were secured by cash collateral of $532,875 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $6,439 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                      ---------------------------------------
                                        CALL OPTION CONTRACTS
                      -                 --------------------
                                        NUMBER OF   PREMIUMS
                                        CONTRACTS   RECEIVED
                      -                 ---------   --------
                      Beginning of year     --      $    --
                      ---------------------------------------
                      Written              105       12,118
                      ---------------------------------------
                      Closed               (64)      (2,458)
                      ---------------------------------------
                      Exercised            (22)      (4,777)
                      ---------------------------------------
                      Expired              (19)      (4,883)
                      ---------------------------------------
                      End of year           --      $    --
                      ---------------------------------------

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

            Unrealized appreciation--investments       $  6,797,459
            --------------------------------------------------------
            Temporary book/tax differences                   (1,955)
            --------------------------------------------------------
            Capital loss carryforward                   (13,489,350)
            --------------------------------------------------------
            Capital (par value and additional paid-in)   56,291,670
            --------------------------------------------------------
            Total net assets                           $ 49,597,824
            --------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and deferral of losses on straddles.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.
  The Fund utilized $3,950,994 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                  CAPITAL LOSS
                  EXPIRATION                      CARRYFORWARD
                  --------------------------------------------
                  December 31, 2009               $ 3,770,622
                  --------------------------------------------
                  December 31, 2010                 9,718,728
                  --------------------------------------------
                  Total capital loss carryforward $13,489,350
                  --------------------------------------------

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $54,658,307 and $49,143,375, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $7,741,195
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (943,736)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $6,797,459
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $44,088,623.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income (loss) was increased by $301,053, undistributed net realized gain (loss) decreased by $5 and paid in capital decreased by $301,048. This reclassification had no effect on the net assets of the Fund.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

NOTE 12--CAPITAL STOCK INFORMATION

                      CHANGES IN CAPITAL STOCK OUTSTANDING
         --------------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
                    --------------------------------------------------
                              2003                      2002
                    ------------------------  ------------------------
                      SHARES       AMOUNT       SHARES       AMOUNT
         --------------------------------------------------------------
         Sold        3,309,670  $ 37,027,890   2,863,484  $ 32,291,030
         --------------------------------------------------------------
         Reacquired (2,897,138)  (32,284,001) (2,272,348)  (25,600,737)
         --------------------------------------------------------------
                       412,532  $  4,743,889     591,136  $  6,690,293
         --------------------------------------------------------------

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------
                                                                        2003        2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.14        $ 14.72   $ 18.07   $ 22.01   $11.51
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)         (0.00)    (0.00)    (0.00)   (0.00)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.46          (4.58)    (3.35)    (3.35)   10.50
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  3.38          (4.58)    (3.35)    (3.35)   10.50
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --             --        --     (0.59)      --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.52        $ 10.14   $ 14.72   $ 18.07   $22.01
------------------------------------------------------------------------------------------------------------------------
Total return                                                         33.33%        (31.11)%  (18.54)%  (14.98)%  91.06%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $49,598        $32,990   $39,211   $24,765   $4,950
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.25% (b)      1.25%     1.25%     1.37%    1.70%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.30% (b)      1.31%     1.29%     1.43%    4.05%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.75)% (b)    (0.87)%   (0.48)%   (0.64)%  (0.71)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                133%            95%       88%      155%     201%
------------------------------------------------------------------------------------------------------------------------

 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.
 (b) Ratios are based on average daily net assets of $39,925,790.

NOTE 14--LEGAL PROCEEDINGS

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
  1.  IFG
  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.
  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.
  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.
  2.  AIM
  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
  3.  AMVESCAP Response
  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B.  Private Actions
  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

NOTE 15--SIGNIFICANT EVENTS

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

 . The election of Directors as proposed;
 . A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan of Reorganization (the "Reorganization") that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund's distributor and will be responsible for the sale of the Fund's shares.

                    INVESCO VIF - SMALL COMPANY GROWTH FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Technology Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                          INVESCO VIF - TECHNOLOGY FUND

Schedule of Investments
December 31, 2003

                                                       Shares      Market Value
--------------------------------------------------------------------------------
Domestic Common Stocks & Other Equity
  Interests-85.12%

Application Software-7.58%
BEA Systems, Inc. (a)                                  210,900     $   2,594,070
--------------------------------------------------------------------------------
Citrix Systems, Inc. (a)                                43,400           920,514
--------------------------------------------------------------------------------
Fair Issac Corp.                                        16,000           786,560
--------------------------------------------------------------------------------
FileNET Corp. (a)                                       41,100         1,112,988
--------------------------------------------------------------------------------
Intuit Inc. (a)                                         37,100         1,962,961
--------------------------------------------------------------------------------
Mercury Interactive Corp. (a)                           38,200         1,858,048
--------------------------------------------------------------------------------
Siebel Systems, Inc. (a)                               152,400         2,113,788
--------------------------------------------------------------------------------
Software HOLDRs Trust                                   43,600         1,658,108
--------------------------------------------------------------------------------
                                                                      13,007,037
--------------------------------------------------------------------------------

Biotechnology-0.48%
Gilead Sciences, Inc. (a)                               14,300           831,402
--------------------------------------------------------------------------------

Broadcasting & Cable TV-0.92%
Comcast Corp.-Class A (a)                               22,600           742,862
--------------------------------------------------------------------------------
Cox Communications, Inc.-Class A (a)                    24,400           840,580
--------------------------------------------------------------------------------
                                                                       1,583,442
--------------------------------------------------------------------------------

Communications Equipment-15.29%
3Com Corp. (a)                                         103,700           847,229
--------------------------------------------------------------------------------
ADTRAN, Inc.                                            23,210           719,510
--------------------------------------------------------------------------------
Advanced Fibre Communications, Inc. (a)                 35,300           711,295
--------------------------------------------------------------------------------
Avaya Inc. (a)                                          86,200         1,115,428
--------------------------------------------------------------------------------
Cisco Systems, Inc. (a)                                344,600         8,370,334
--------------------------------------------------------------------------------
Comverse Technology, Inc. (a)                           24,100           423,919
--------------------------------------------------------------------------------
Corning Inc. (a)                                       122,100         1,273,503
--------------------------------------------------------------------------------
Emulex Corp. (a)                                        65,900         1,758,212
--------------------------------------------------------------------------------
Foundry Networks, Inc. (a)                              32,400           886,464
--------------------------------------------------------------------------------
Juniper Networks, Inc. (a)                              86,800         1,621,424
--------------------------------------------------------------------------------
Lucent Technologies Inc. (a)                           140,800           399,872
--------------------------------------------------------------------------------
McDATA Corp.-Class A (a)                                79,400           756,682
--------------------------------------------------------------------------------
Motorola, Inc.                                          75,600         1,063,692
--------------------------------------------------------------------------------
NetScreen Technologies, Inc. (a)                        16,100           398,475
--------------------------------------------------------------------------------
QLogic Corp. (a)                                        31,500         1,625,400
--------------------------------------------------------------------------------
QUALCOMM Inc.                                           57,150         3,082,100
--------------------------------------------------------------------------------
Sonus Networks, Inc. (a)                                25,400           192,024
--------------------------------------------------------------------------------
Sycamore Networks, Inc. (a)                            111,300           583,212
--------------------------------------------------------------------------------
UTStarcom, Inc. (a)                                     10,800           400,356
--------------------------------------------------------------------------------
                                                                      26,229,131
--------------------------------------------------------------------------------

Computer Hardware-4.13%
Dell Inc. (a)                                          115,400         3,918,984
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                     32,100           737,337
--------------------------------------------------------------------------------
International Business Machines Corp.                   26,200         2,428,216
--------------------------------------------------------------------------------
                                                                       7,084,537
--------------------------------------------------------------------------------

Computer Storage & Peripherals-4.31%
EMC Corp. (a)                                          380,500     $   4,916,060
--------------------------------------------------------------------------------
Network Appliance, Inc. (a)                            120,500         2,473,865
--------------------------------------------------------------------------------
                                                                       7,389,925
--------------------------------------------------------------------------------

Data Processing & Outsourced Services-0.98%
Affiliated Computer Services, Inc.-Class A (a)          15,600           849,576
--------------------------------------------------------------------------------
Paychex, Inc.                                           22,500           837,000
--------------------------------------------------------------------------------
                                                                       1,686,576
--------------------------------------------------------------------------------

Electronic Equipment Manufacturers-1.11%
Amphenol Corp.-Class A (a)                              18,700         1,195,491
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc. (a)                        30,900           707,610
--------------------------------------------------------------------------------
                                                                       1,903,101
--------------------------------------------------------------------------------

Electronic Manufacturing Services-2.29%
Jabil Circuit, Inc. (a)                                 55,000         1,556,500
--------------------------------------------------------------------------------
KEMET Corp. (a)                                         25,400           347,726
--------------------------------------------------------------------------------
Sanmina-SCI Corp. (a)                                  119,000         1,500,590
--------------------------------------------------------------------------------
Solectron Corp. (a)                                     87,700           518,307
--------------------------------------------------------------------------------
                                                                       3,923,123
--------------------------------------------------------------------------------

Health Care Equipment-0.96%
Boston Scientific Corp. (a)                             44,600         1,639,496
--------------------------------------------------------------------------------

Home Entertainment Software-0.62%
Electronic Arts Inc. (a)                                22,100         1,055,938
--------------------------------------------------------------------------------

Internet Retail-2.46%
eBay Inc. (a)                                           41,600         2,686,944
--------------------------------------------------------------------------------
InterActiveCorp. (a)                                    44,940         1,524,814
--------------------------------------------------------------------------------
                                                                       4,211,758
--------------------------------------------------------------------------------

Internet Software & Services-3.69%
VeriSign, Inc. (a)                                     155,300         2,531,390
--------------------------------------------------------------------------------
Yahoo! Inc. (a)                                         83,900         3,789,763
--------------------------------------------------------------------------------
                                                                       6,321,153
--------------------------------------------------------------------------------

IT Consulting & Other Services-0.50%
Anteon International Corp. (a)                          23,700           854,385
--------------------------------------------------------------------------------

Movies & Entertainment-1.20%
Time Warner Inc. (a)                                   114,800         2,065,252
--------------------------------------------------------------------------------

Office Electronics-0.49%
Zebra Technologies Corp.-Class A (a)                    12,600           836,262
--------------------------------------------------------------------------------

Other Diversified Financial Services-0.16%
BlueStream Ventures L.P. (a)(b)(c)(d)(e)               900,000           280,827
--------------------------------------------------------------------------------

                          INVESCO VIF - TECHNOLOGY FUND

                                                       Shares      Market Value
--------------------------------------------------------------------------------
Semiconductor Equipment-6.57%
Applied Materials, Inc. (a)                            163,600     $   3,672,820
--------------------------------------------------------------------------------
Asyst Technologies, Inc. (a)                            27,600           478,860
--------------------------------------------------------------------------------
Axcelis Technologies, Inc. (a)                          28,400           290,248
--------------------------------------------------------------------------------
KLA-Tencor Corp. (a)                                    29,400         1,724,898
--------------------------------------------------------------------------------
Lam Research Corp. (a)                                  85,600         2,764,880
--------------------------------------------------------------------------------
Novellus Systems, Inc. (a)                              28,300         1,190,015
--------------------------------------------------------------------------------
Teradyne, Inc. (a)                                      45,300         1,152,885
--------------------------------------------------------------------------------
                                                                      11,274,606
--------------------------------------------------------------------------------

Semiconductors-19.73%
Agere Systems Inc.-Class A (a)                         122,200           372,710
--------------------------------------------------------------------------------
Altera Corp. (a)                                        90,100         2,045,270
--------------------------------------------------------------------------------
Analog Devices, Inc.                                    34,000         1,552,100
--------------------------------------------------------------------------------
Broadcom Corp.-Class A (a)                              59,900         2,041,991
--------------------------------------------------------------------------------
Cypress Semiconductor Corp. (a)                         63,500         1,356,360
--------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc. (a)         13,400           334,598
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc. (a)                     9,400           267,806
--------------------------------------------------------------------------------
Intel Corp.                                            261,300         8,413,860
--------------------------------------------------------------------------------
Intersil Corp.-Class A                                  47,900         1,190,315
--------------------------------------------------------------------------------
Linear Technology Corp.                                 57,000         2,397,990
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                         52,900         2,634,420
--------------------------------------------------------------------------------
Microchip Technology Inc.                               65,875         2,197,590
--------------------------------------------------------------------------------
National Semiconductor Corp. (a)                        42,200         1,663,102
--------------------------------------------------------------------------------
PMC-Sierra, Inc. (a)                                    32,600           656,890
--------------------------------------------------------------------------------
Texas Instruments Inc.                                 111,100         3,264,118
--------------------------------------------------------------------------------
Vitesse Semiconductor Corp. (a)                        173,800         1,020,206
--------------------------------------------------------------------------------
Xilinx, Inc. (a)                                        63,100         2,444,494
--------------------------------------------------------------------------------
                                                                      33,853,820
--------------------------------------------------------------------------------

Systems Software-10.22%
Adobe Systems Inc.                                      28,100         1,104,330
--------------------------------------------------------------------------------
Computer Associates International, Inc.                 66,800         1,826,312
--------------------------------------------------------------------------------
Microsoft Corp.                                        220,700         6,078,078
--------------------------------------------------------------------------------
Oracle Corp. (a)                                       194,800         2,571,360
--------------------------------------------------------------------------------
Symantec Corp. (a)                                      77,400         2,681,910
--------------------------------------------------------------------------------
VERITAS Software Corp. (a)                              88,200         3,277,512
--------------------------------------------------------------------------------
                                                                      17,539,502
--------------------------------------------------------------------------------

Wireless Telecommunication Services-1.43%
Nextel Communications, Inc.-Class A (a)                 55,700         1,562,942
--------------------------------------------------------------------------------
Nextel Partners, Inc.-Class A (a)                       66,100           889,045
--------------------------------------------------------------------------------
                                                                       2,451,987
--------------------------------------------------------------------------------
  Total Domestic Common Stocks & Other Equity
   Interests (Cost $114,475,976)                                     146,023,260
--------------------------------------------------------------------------------

Foreign Stocks-12.99%

Bermuda-1.43%
Accenture Ltd.-Class A (IT Consulting & Other
 Services) (a)                                          51,600     $   1,358,112
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Semiconductors) (a)      28,800         1,092,384
--------------------------------------------------------------------------------
                                                                       2,450,496
--------------------------------------------------------------------------------

Canada-1.41%
Cognos, Inc. (Application Software) (a)                 35,700         1,093,134
--------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment) (a)   314,200         1,329,066
--------------------------------------------------------------------------------
                                                                       2,422,200
--------------------------------------------------------------------------------

Finland-0.71%
Nokia Oyj-ADR (Communications Equipment)                71,900         1,222,300
--------------------------------------------------------------------------------

France-1.19%
Alcatel S.A.-ADR (Communications Equipment) (a)         95,300         1,224,605
--------------------------------------------------------------------------------
Business Objects S.A.-ADR (Application Software) (a)    23,800           825,146
--------------------------------------------------------------------------------
                                                                       2,049,751
--------------------------------------------------------------------------------

Germany-1.53%
SAP A.G.-ADR (Application Software)                     63,000         2,618,280
--------------------------------------------------------------------------------

Israel-0.46%
Teva Pharmaceutical Industries Ltd.-ADR
 (Pharmaceuticals)                                      13,900           788,269
--------------------------------------------------------------------------------

Japan-0.28%
NEC Electronics Corp. (Semiconductors) (Acquired
 8/19/2003; Cost $388,189) (b)                           6,600           481,967
--------------------------------------------------------------------------------

Netherlands-0.89%
ASML Holding N.V.-New York Shares (Semiconductor
 Equipment) (a)                                         76,500         1,533,825
--------------------------------------------------------------------------------

Singapore-1.59%
Chartered Semiconductor Manufacturing Ltd.-ADR
 (Semiconductors) (a)                                   63,000           634,410
--------------------------------------------------------------------------------
Flextronics International Ltd. (Electronic
 Manufacturing Services) (a)                           140,600         2,086,504
--------------------------------------------------------------------------------
                                                                       2,720,914
--------------------------------------------------------------------------------

South Korea-0.67%
Samsung Electronics Co., Ltd.-GDR REGS (Electronic
 Equipment Manufacturers) (Acquired 4/30/2002-
 3/26/2003; Cost $842,224) (b)(c)                        6,100         1,146,800
--------------------------------------------------------------------------------

Sweden-0.90%
Telefonaktiebolaget (LM) Ericsson-ADR
 (Communications Equipment) (a)                         86,800         1,536,360
--------------------------------------------------------------------------------

Taiwan-1.13%
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
 (Semiconductors) (a)                                  127,879         1,309,481
--------------------------------------------------------------------------------
United Microelectronics Corp.-ADR
 (Semiconductors) (a)                                  127,781           632,516
--------------------------------------------------------------------------------
                                                                       1,941,997
--------------------------------------------------------------------------------

                          INVESCO VIF - TECHNOLOGY FUND

                                                        Shares   Market Value
-------------------------------------------------------------------------------

United Kingdom-0.80%
Amdocs Ltd.
 (Application Software) (a)                             37,180   $     835,807
-------------------------------------------------------------------------------
Vodafone Group PLC-ADR
 (Wireless Telecommunication Services)                  21,500         538,360
-------------------------------------------------------------------------------
                                                                     1,374,167
-------------------------------------------------------------------------------
  Total Foreign Stocks
   (Cost $20,199,549)                                               22,287,326
-------------------------------------------------------------------------------

                                Number
                                  of     Exercise Expiration
                               Contracts  Price      Date
Options Purchased-0.03%

Electronic Manufacturing
 Services-0.03%

Flextronics International Ltd.
 (Singapore) (Cost $97,850)       703      $15      Jan-04   43,937
-------------------------------------------------------------------

                                                      Shares     Market Value
-------------------------------------------------------------------------------
Money Market Funds-0.78%
INVESCO Treasurer's Series Money Market Reserve
 Fund (Cost $1,337,807) (f)                          1,337,807   $   1,337,807
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-98.92% (excluding
 investments purchased with cash collateral from
 securities loaned) (Cost $136,111,182)                            169,692,330
-------------------------------------------------------------------------------
Investments Purchased With Cash
 Collateral From Securities Loaned

Money Market Funds-0.22%
INVESCO Treasurer's Series Money Market Reserve
 Fund (f)(g)                                           382,325         382,325
-------------------------------------------------------------------------------
    Total Money Market Funds (purchased with
     cash collateral from securities loaned)
     (Cost $382,325)                                                   382,325
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.14% (Cost $136,493,507)                       170,074,655
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.86%                                  1,471,442
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                               $ 171,546,097
-------------------------------------------------------------------------------

Investment Abbreviations:
ADR     -American Depositary Receipt
GDR     -Global Depositary Receipt
HOLDERS -Holding Company Depositary Receipts
REGS    -Regulation S

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $1,909,594, which represented 1.11 % of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $1,427,627 which represented 0.83% of the Fund's net assets.
(d) Security fair valued in accordance with the procedures established by the Board to Directors.
(e) The Fund has a remaining commitment of $600,000 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(f) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                          INVESCO VIF - TECHNOLOGY FUND

Statement of Assets and Liabilities
December 31, 2003

ASSETS:
Investments, at market value (cost $134,773,375)*                     $ 168,354,523
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,720,132)            1,720,132
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                          868,313
------------------------------------------------------------------------------------
  Capital stock sold                                                      1,193,017
------------------------------------------------------------------------------------
  Dividends                                                                  12,363
------------------------------------------------------------------------------------
  Amount due from advisor                                                     1,540
------------------------------------------------------------------------------------
Investment for deferred compensation and retirement plans                    11,220
------------------------------------------------------------------------------------
    Total assets                                                        172,161,108
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Capital stock reacquired                                                  207,784
------------------------------------------------------------------------------------
  Deferred compensation and retirement plans                                 13,538
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                               382,325
------------------------------------------------------------------------------------
Accrued operating expenses                                                   11,364
------------------------------------------------------------------------------------
    Total liabilities                                                       615,011
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 171,546,097
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Capital (par value and additional paid-in)                            $ 662,779,138
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                   (9,203)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                               (524,804,986)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and option contracts    33,581,148
------------------------------------------------------------------------------------
                                                                      $ 171,546,097
------------------------------------------------------------------------------------

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Authorized                                                              100,000,000
------------------------------------------------------------------------------------
Outstanding                                                              14,450,853
------------------------------------------------------------------------------------
Net asset value per share                                             $       11.87
------------------------------------------------------------------------------------

* At December 31, 2003, securities with an aggregate market value of $376,730 were on loan to brokers.

Statement of Operations
For the year ended December 31, 2003

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $14,239)              $    278,284
--------------------------------------------------------------------------------
Dividends and interests from affiliates**                                22,563
--------------------------------------------------------------------------------
Interest                                                                 40,562
--------------------------------------------------------------------------------
    Total investment income                                             341,409
--------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                         1,027,939
--------------------------------------------------------------------------------
Administrative services fees                                            373,205
--------------------------------------------------------------------------------
Custodian fees                                                           29,699
--------------------------------------------------------------------------------
Transfer agent fees                                                      13,009
--------------------------------------------------------------------------------
Trustees' fees                                                           14,517
--------------------------------------------------------------------------------
Other                                                                    56,560
--------------------------------------------------------------------------------
    Total expenses                                                    1,514,929
--------------------------------------------------------------------------------
    Less: Fees waived, expenses reimbursed and expense offset
     arrangements                                                        (2,623)
--------------------------------------------------------------------------------
    Net expenses                                                      1,512,306
--------------------------------------------------------------------------------
Net investment income (loss)                                         (1,170,897)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities                                             (17,655,356)
--------------------------------------------------------------------------------
  Foreign currencies                                                        102
--------------------------------------------------------------------------------
  Option contracts written                                              302,604
--------------------------------------------------------------------------------
                                                                    (17,352,650)
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                              67,472,755
--------------------------------------------------------------------------------
  Option contracts written                                              (65,006)
--------------------------------------------------------------------------------
                                                                     67,407,749
--------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option
 contracts                                                           50,055,099
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 48,884,202
--------------------------------------------------------------------------------

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                         INVESCO VIF - TECHNOLOGY FUND

Statement of Changes in Net Assets
For the years ended December 31, 2003 and 2002


                                                                                                                       2003
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                    $ (1,170,897)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities, foreign currencies and option contracts                     (17,352,650)
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities, and option contracts                               67,407,749
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                  48,884,202
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                           17,153,701
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                                                              66,037,903
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                 105,508,194
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(9,203) and $(7,896) for 2003 and
  2002, respectively)                                                                                              $171,546,097
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       2002
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                   $  (1,520,716)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities, foreign currencies and option contracts                    (148,867,842)
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities, and option contracts                               42,638,096
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                               (107,750,462)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                         (26,994,097)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                                                           (134,744,559)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                 240,252,753
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(9,203) and
  $(7,896) for 2003 and 2002, respectively)                                                                       $ 105,508,194
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                         INVESCO VIF - TECHNOLOGY FUND

Notes to Financial Statements
December 31, 2003


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO V.I.F. Technology Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B. REPURCHASE AGREEMENTS -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME --Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                         INVESCO VIF - TECHNOLOGY FUND

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $238.
  During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $1,422. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund made no reimbursement to IFG.
  Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $373,205 for such.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
  The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
  Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

                         INVESCO VIF - TECHNOLOGY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Directors to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                              UNREALIZED
                                                     MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND
                                                      12/31/2002    AT COST    FROM SALES   (DEPRECIATION)  12/31/2003   INCOME
--------------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund     $ --     $38,225,323 $(36,887,516)      $ --       $1,337,807  $16,766
--------------------------------------------------------------------------------------------------------------------------------

                                                      REALIZED
                                                     GAIN (LOSS)
----------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund    $ --
----------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                              UNREALIZED
                                                     MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND
                                                      12/31/2002    AT COST    FROM SALES   (DEPRECIATION)  12/31/2003  INCOME*
--------------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund   $359,332   $25,865,659 $(25,842,666)      $ --       $  382,325  $ 5,427
--------------------------------------------------------------------------------------------------------------------------------
    Total                                              $359,332   $64,090,982 $(62,730,182)      $ --       $1,720,132  $22,203
--------------------------------------------------------------------------------------------------------------------------------

                                                      REALIZED
                                                     GAIN (LOSS)
----------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund    $ --
----------------------------------------------------------------
    Total                                               $ --
----------------------------------------------------------------

* Dividend income is net of fees paid to security lending counterparties of $183.

NOTE 4--ADVANCES TO AFFILIATES

Pursuant to an exemptive order from the SEC the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

                               TRANSACTIONS DURING THE PERIOD
---------------------------------------------------------------------------------------------
                                   ADVANCES   INCREASES IN  DECREASES IN  ADVANCES
                                  OUTSTANDING   ADVANCES    ADVANCES TO  OUTSTANDING INTEREST
                                  12/31/2002  TO AFFILIATES  AFFILIATES  12/31/2003   INCOME
---------------------------------------------------------------------------------------------
INVESCO Small Company Growth Fund    $ --      $9,500,000   $(9,500,000)    $ --       $360
---------------------------------------------------------------------------------------------

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $963 under an expense offset agreement, which resulted in a reduction of the Fund's total expenses of $963.

NOTE 6--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.
  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 7--BORROWINGS

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $10,890 per day with a weighted average interest rate of 1.51% and incurred interest expense of $164.
  Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.
  Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

                         INVESCO VIF - TECHNOLOGY FUND

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.
  At December 31, 2003, securities with an aggregate value of $376,730 were on loan to brokers. The loans were secured by cash collateral of $382,325 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $5,427 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
           ------------------------------------------------------------
                             CALL OPTION CONTRACTS PUT OPTION CONTRACTS
                             -------------------   ------------------
                             NUMBER OF   PREMIUMS  NUMBER OF  PREMIUMS
                             CONTRACTS   RECEIVED  CONTRACTS  RECEIVED
           ------------------------------------------------------------
           Beginning of year     502    $  88,851      --     $     --
           ------------------------------------------------------------
           Written             2,337      430,908     220       34,539
           ------------------------------------------------------------
           Closed             (1,404)    (303,630)   (220)     (34,539)
           ------------------------------------------------------------
           Expired            (1,435)    (216,129)     --           --
           ------------------------------------------------------------
           End of year            --    $      --      --     $     --
           ------------------------------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

              Unrealized appreciation--investments $  18,718,138
              ---------------------------------------------------
              Temporary book/tax differences              (9,203)
              ---------------------------------------------------
              Capital loss carryforward             (509,377,072)
              ---------------------------------------------------
              Post-October capital loss deferral        (564,904)
              ---------------------------------------------------
              Shares of beneficial interest          662,779,138
              ---------------------------------------------------
              Total net assets                     $ 171,546,097
              ---------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddles and the treatment of partnerships.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.
  The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                  CAPITAL LOSS
                  EXPIRATION                      CARRYFORWARD
                  --------------------------------------------
                  December 31, 2008               $ 71,523,080
                  --------------------------------------------
                  December 31, 2009                253,727,320
                  --------------------------------------------
                  December 31, 2010                150,325,206
                  --------------------------------------------
                  December 31, 2011                 33,801,466
                  --------------------------------------------
                  Total capital loss carryforward $509,377,072
                  --------------------------------------------

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $133,499,965 and $116,726,533, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $27,128,042
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (8,409,904)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $18,718,138
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $151,356,517.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, and partnerships, on December 31, 2003, undistributed net investment income (loss) was increased by $1,169,590, undistributed net realized gains increased by $22,690 and paid in capital decreased by $1,192,280. This reclassification had no effect on the net assets of the Fund.

NOTE 13--CAPITAL STOCK INFORMATION

                         CHANGES IN SHARES OUTSTANDING
       ------------------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
                  ------------------------------------------------------
                             2003                        2002
                  --------------------------  --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT
       ------------------------------------------------------------------
       Sold        13,575,709  $ 135,267,128   21,387,719  $ 244,404,692
       ------------------------------------------------------------------
       Reacquired (12,045,076)  (118,113,427) (24,095,810)  (271,398,789)
       ------------------------------------------------------------------
                    1,530,633  $  17,153,701   (2,708,091) $ (26,994,097)
       ------------------------------------------------------------------



                         INVESCO VIF - TECHNOLOGY FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------
                                                                        2003          2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   8.17        $  15.37   $  28.37       $  37.13
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.08)          (0.00)     (0.12) (a)     (0.01)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.78           (7.20)    (12.88)         (8.68)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.70           (7.20)    (13.00)         (8.69)
------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --              --         --          (0.07)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.87        $   8.17   $  15.37       $  28.37
------------------------------------------------------------------------------------------------------------------------
Total return (b)                                                      45.29%         (46.84)%   (45.82)%       (23.42)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $171,546        $105,508   $240,253       $443,773
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                     1.10% (c)       1.11%      1.07%          1.02%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.85)% (c)     (0.96)%    (0.66)%        (0.34)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  89%             92%        88%            82%
------------------------------------------------------------------------------------------------------------------------

                                                                   --------
                                                                       1999
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 14.34
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.00)
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    22.79
--------------------------------------------------------------------------------
    Total from investment operations                                 22.79
--------------------------------------------------------------------------------
Less distributions from net realized gains                              --
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 37.13
--------------------------------------------------------------------------------
Total return (b)                                                    158.93%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $93,992
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.31% (d)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.40)%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 95%
--------------------------------------------------------------------------------

 (a)  Calculated using average shares outstanding.
 (b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
 (c)  Ratios are based on average daily net assets of $137,058,513.
 (d) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.52%.

NOTE 15--LEGAL PROCEEDINGS

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
  1.  IFG
  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.
  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.
  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.
  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

                         INVESCO VIF - TECHNOLOGY FUND

  2.  AIM
  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
  3.  AMVESCAP Response
  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B.  Private Actions
  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.


                         INVESCO VIF - TECHNOLOGY FUND

NOTE 16--SIGNIFICANT EVENTS

On December 9, 2003, the Board of Directors approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund would acquire all of the assets of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund ("Selling Funds"). As a result of the Plan, shareholders of the Selling Funds would receive shares of the Fund in exchange for their shares of the Selling Funds, and the Selling Funds would cease operations. The Plan requires approval of the Selling Funds' shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Funds and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.
  In addition, the following proposals, approved by the Board of Directors on December 9, 2003, will be put to a fund shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:
 . The election of Directors as proposed;
 . A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan of Reorganization (the "Reorganization") that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund's distributor and will be responsible for the sale of the Fund's shares.

                         INVESCO VIF - TECHNOLOGY FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Total Return Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                        INVESCO VIF - TOTAL RETURN FUND

Schedule of Investments
December 31, 2003


                                                                       Market
                                                       Shares           Value
--------------------------------------------------------------------------------
Common Stocks & Other Equity
 Interests-63.64%

Aerospace & Defense-1.69%
Honeywell International Inc.                                4,450   $    148,763
--------------------------------------------------------------------------------
United Technologies Corp.                                   1,230        116,567
--------------------------------------------------------------------------------
                                                                         265,330
--------------------------------------------------------------------------------

Asset Management & Custody
 Banks-1.94%
Bank of New York Co., Inc. (The)                            4,540        150,365
--------------------------------------------------------------------------------
State Street Corp.                                          2,940        153,115
--------------------------------------------------------------------------------
                                                                         303,480
--------------------------------------------------------------------------------

Building Products-1.22%
Masco Corp.                                                 6,970        191,048
--------------------------------------------------------------------------------

Communications Equipment-3.32%
Cisco Systems, Inc. (a)                                    14,590        354,391
--------------------------------------------------------------------------------
QUALCOMM Inc.                                               3,090        166,644
--------------------------------------------------------------------------------
                                                                         521,035
--------------------------------------------------------------------------------

Computer Hardware-1.27%
Dell Inc. (a)                                               5,860        199,006
--------------------------------------------------------------------------------

Computer Storage & Peripherals-0.34%
EMC Corp. (a)                                               4,060         52,455
--------------------------------------------------------------------------------

Construction & Farm Machinery &
 Heavy Trucks-0.74%
Deere & Co.                                                 1,770        115,138
--------------------------------------------------------------------------------

Consumer Finance-1.00%
MBNA Corp.                                                  6,310        156,803
--------------------------------------------------------------------------------

Diversified Banks-1.38%
Bank of America Corp.                                       2,680        215,552
--------------------------------------------------------------------------------

Diversified Chemicals-2.27%
E. I. du Pont de Nemours & Co.                              2,960        135,834
--------------------------------------------------------------------------------
Eastman Chemical Co.                                        2,820        111,475
--------------------------------------------------------------------------------
PPG Industries, Inc.                                        1,690        108,194
--------------------------------------------------------------------------------
                                                                         355,503
--------------------------------------------------------------------------------

Diversified Metals & Mining-1.05%
Phelps Dodge Corp. (a)                                      2,170        165,115
--------------------------------------------------------------------------------

Drug Retail-1.49%
Walgreen Co.                                                6,430        233,923
--------------------------------------------------------------------------------

Electrical Components &
 Equipment-0.70%
Emerson Electric Co.                                        1,705        110,399
--------------------------------------------------------------------------------

Electronic Manufacturing Services-1.10%
Jabil Circuit, Inc. (a)                                     6,090   $    172,347
--------------------------------------------------------------------------------

Forest Products-0.79%
Weyerhaeuser Co.                                            1,940        124,160
--------------------------------------------------------------------------------

General Merchandise Stores-1.13%
Target Corp.                                                4,630        177,792
--------------------------------------------------------------------------------

Health Care Equipment-1.24%
Medtronic, Inc.                                             4,000        194,440
--------------------------------------------------------------------------------

Home Improvement Retail-0.84%
Home Depot, Inc. (The)                                      3,720        132,023
--------------------------------------------------------------------------------

Household Products-0.97%
Procter & Gamble Co. (The)                                  1,520        151,818
--------------------------------------------------------------------------------

Hypermarkets & Super Centers-1.88%
Wal-Mart Stores, Inc.                                       5,540        293,897
--------------------------------------------------------------------------------

Industrial Conglomerates-2.27%
General Electric Co.                                       11,490        355,960
--------------------------------------------------------------------------------

Industrial Gases-2.32%
Air Products & Chemicals, Inc.                              2,840        150,037
--------------------------------------------------------------------------------
Praxair, Inc.                                               5,600        213,920
--------------------------------------------------------------------------------
                                                                         363,957
--------------------------------------------------------------------------------

Industrial Machinery-2.62%
Eaton Corp.                                                 1,430        154,411
--------------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)                        3,770        255,908
--------------------------------------------------------------------------------
                                                                         410,319
--------------------------------------------------------------------------------

Integrated Oil & Gas-1.85%
Exxon Mobil Corp.                                           7,090        290,690
--------------------------------------------------------------------------------

Internet Retail-0.41%
eBay Inc. (a)                                                 990         63,944
--------------------------------------------------------------------------------

Investment Banking & Brokerage-2.61%
Goldman Sachs Group, Inc. (The)                             2,320        229,054
--------------------------------------------------------------------------------
Morgan Stanley                                              3,120        180,554
--------------------------------------------------------------------------------
                                                                         409,608
--------------------------------------------------------------------------------

Movies & Entertainment-0.53%
Viacom Inc.-Class B                                         1,860         82,547
--------------------------------------------------------------------------------

Multi-Line Insurance-1.41%
American International Group, Inc.                          3,340        221,375
--------------------------------------------------------------------------------

Other Diversified Financial
 Services-2.19%
Citigroup Inc.                                              7,083        343,809
--------------------------------------------------------------------------------

                        INVESCO VIF - TOTAL RETURN FUND

                                                                       Market
                                                       Shares           Value
--------------------------------------------------------------------------------

Paper Products-1.09%
International Paper Co.                                     3,970   $    171,147
--------------------------------------------------------------------------------

Pharmaceuticals-5.60%
Johnson & Johnson                                           5,510        284,647
--------------------------------------------------------------------------------
Pfizer Inc.                                                11,700        413,361
--------------------------------------------------------------------------------
Wyeth                                                       4,220        179,139
--------------------------------------------------------------------------------
                                                                         877,147
--------------------------------------------------------------------------------

Property & Casualty Insurance-0.63%
Allstate Corp. (The)                                        2,300         98,946
--------------------------------------------------------------------------------

Semiconductors-3.23%
Altera Corp. (a)                                            5,540        125,758
--------------------------------------------------------------------------------
Intel Corp.                                                 9,100        293,020
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                             1,770         88,146
--------------------------------------------------------------------------------
                                                                         506,924
--------------------------------------------------------------------------------

Soft Drinks-1.33%
PepsiCo, Inc.                                               4,460        207,925
--------------------------------------------------------------------------------

Specialty Stores-0.45%
Bed Bath & Beyond Inc. (a)                                  1,610         69,793
--------------------------------------------------------------------------------

Systems Software-3.19%
Microsoft Corp.                                            13,660        376,196
--------------------------------------------------------------------------------
Oracle Corp. (a)                                            9,430        124,476
--------------------------------------------------------------------------------
                                                                         500,672
--------------------------------------------------------------------------------

Thrifts & Mortgage Finance-5.55%
Fannie Mae                                                  4,430        332,516
--------------------------------------------------------------------------------
Freddie Mac                                                 2,300        134,136
--------------------------------------------------------------------------------
MGIC Investment Corp.                                         890         50,677
--------------------------------------------------------------------------------
PMI Group, Inc. (The)                                       4,050        150,782
--------------------------------------------------------------------------------
Radian Group Inc.                                           4,140        201,825
--------------------------------------------------------------------------------
                                                                         869,936
--------------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
     (Cost $8,907,372)                                                 9,975,963
--------------------------------------------------------------------------------

                                                        Principal
                                                         Amount
Bonds & Notes-12.97%

Asset-Backed Securities-Commercial
 Loans/Leases-0.10%
Vanderbilt Mortgage Finance Inc.-Series 2002-B,
 Class A4, Pass Through Ctfs., 5.84%, 02/07/26         $   15,000         14,956
--------------------------------------------------------------------------------

Automobile Manufacturers-0.50%
DaimlerChrysler, Global Notes, 6.50%, 11/15/13             15,000         15,798
--------------------------------------------------------------------------------
Ford Motor Co., Unsec. Global Notes, 7.45%, 07/16/31       35,000         35,203
--------------------------------------------------------------------------------
General Motors Corp.,
 Sr. Unsec. Global Deb., 8.25%, 07/15/23                   10,000         11,331
--------------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 07/15/13                 15,000         16,262
--------------------------------------------------------------------------------
                                                                          78,594
--------------------------------------------------------------------------------

                                                       Principal       Market
                                                        Amount          Value
--------------------------------------------------------------------------------

Broadcasting & Cable TV-0.77%
Clear Channel Communications, Inc., Notes,
 3.13%, 02/01/07                                       $   15,000   $     15,054
--------------------------------------------------------------------------------
Comcast Cable Communications, Inc., Sr. Unsec.
 Unsub. Notes, 6.75%, 01/30/11                             50,000         55,695
--------------------------------------------------------------------------------
Comcast Corp., Unsec. Gtd. Notes, 7.05%, 03/15/33          10,000         10,804
--------------------------------------------------------------------------------
Cox Communications, Inc., Sr. Unsec. Notes,
 6.75%, 03/15/11                                           35,000         39,313
--------------------------------------------------------------------------------
                                                                         120,866
--------------------------------------------------------------------------------

Consumer Finance-1.11%
Ford Motor Credit Co.,
 Global Notes, 7.88%, 06/15/10                             10,000         11,133
--------------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 5.80%, 01/12/09                 10,000         10,274
--------------------------------------------------------------------------------
General Motors Acceptance Corp., Global Notes,
 6.88%, 09/15/11                                           40,000         43,101
--------------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Global Notes,
 6.75%, 05/15/11                                           50,000         55,986
--------------------------------------------------------------------------------
MBNA Corp., Notes, 6.13%, 03/01/13                         50,000         53,166
--------------------------------------------------------------------------------
                                                                         173,660
--------------------------------------------------------------------------------

Diversified Capital Markets-0.43%
Credit Suisse First Boston U.S.A. Inc., Global Notes,
 6.13%, 11/15/11                                           10,000         10,838
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co., Global Sub. Notes,
 6.75%, 02/01/11                                           50,000         56,238
--------------------------------------------------------------------------------
                                                                          67,076
--------------------------------------------------------------------------------

Electric Utilities-0.88%
Columbus Southern Power Co.-Series C, Sr. Unsec.
 Global Notes, 5.50%, 03/01/13                             50,000         51,765
--------------------------------------------------------------------------------
PPL Energy Supply LLC-Series A, Sr. Unsec. Global
 Notes, 6.40%, 11/01/11                                    15,000         16,124
--------------------------------------------------------------------------------
PSE&G Power LLC, Sr. Unsec. Gtd. Global Notes,
 6.95%, 06/01/12                                           10,000         11,285
--------------------------------------------------------------------------------
  7.75%, 04/15/11                                          50,000         58,996
--------------------------------------------------------------------------------
                                                                         138,170
--------------------------------------------------------------------------------

Food Retail-0.15%
Kroger Co. (The), Sr. Unsec. Gtd. Global Notes,
 7.50%, 04/01/31                                           20,000         22,943
--------------------------------------------------------------------------------

Forest Products-0.45%
Weyerhaeuser Co., Unsec. Unsub. Global Notes,
 6.75%, 03/15/12                                           65,000         71,005
--------------------------------------------------------------------------------

Household Products-0.70%
Colgate-Palmolive Co.-Series C, Medium Term Notes,
 5.58%, 11/06/08                                          100,000        109,640
--------------------------------------------------------------------------------

Integrated Oil & Gas-0.27%
Duke Energy Field Services Corp., Sr. Unsec. Notes,
 8.13%, 08/16/30                                           35,000         42,890
--------------------------------------------------------------------------------

                        INVESCO VIF - TOTAL RETURN FUND

                                                        Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------

Integrated Telecommunication
 Services-2.44%

British Telecommunications PLC (United Kingdom),
 Global Bonds, 8.88%, 12/15/30                         $   10,000   $     13,085
--------------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
 (Netherlands), Unsec. Gtd. Unsub. Global Bonds,
 8.75%, 06/15/30                                           50,000         63,682
--------------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec. Global Notes,
 9.75%, 03/01/31                                           10,000         13,219
--------------------------------------------------------------------------------
GTE Northwest, Inc.-Series D, Unsec. Deb.,
 5.55%, 10/15/08 (b)                                      100,000        108,252
--------------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes,
 6.88%, 11/15/28                                           60,000         58,097
--------------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec. Global Notes,
 6.13%, 06/15/07                                          100,000        109,406
--------------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec. Unsub.
 Global Notes, 7.25%, 12/01/10                             15,000         17,253
--------------------------------------------------------------------------------
                                                                         382,994
--------------------------------------------------------------------------------

Investment Banking & Brokerage-1.55%
Goldman Sachs Group, Inc. (The), Global Notes,
 4.75%, 07/15/13                                           70,000         67,911
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc., Unsec. Unsub.
 Global Notes, 3.50%, 08/07/08                             50,000         49,563
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium Term Notes,
 5.30%, 09/30/15                                           10,000         10,038
--------------------------------------------------------------------------------
Morgan Stanley, Sr. Unsec. Unsub. Global Notes,
 5.30%, 03/01/13                                           50,000         50,720
--------------------------------------------------------------------------------
Telecom Italia Capital (Luxembourg)-Series B, Gtd.
 Notes, 5.25%, 11/15/13 (Acquired 10/22/03;
 Cost $64,832) (c)                                         65,000         65,218
--------------------------------------------------------------------------------
                                                                         243,450
--------------------------------------------------------------------------------

Movies & Entertainment-0.22%
Time Warner Inc., Sr. Unsec. Gtd. Unsub. Global Notes,
 7.63%, 04/15/31                                           30,000         34,597
--------------------------------------------------------------------------------

Municipalities-0.41%
Illinois (State of); Unlimited Tax Pension Series 2003
 GO, 5.10%, 06/01/33 (d)                                   70,000         64,363
--------------------------------------------------------------------------------

Other Diversified Financial
 Services-1.31%
Capital One Bank, Sub. Notes, 6.50%, 06/13/13              25,000         26,380
--------------------------------------------------------------------------------
Citigroup Inc.,
 Sr. Unsec. Global Notes, 4.13%, 06/30/05                 100,000        103,459
--------------------------------------------------------------------------------
  Unsec. Sub. Global Notes, 4.88%, 05/07/15                20,000         19,556
--------------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec. Gtd. Unsub.
 Global Notes, 8.00%, 11/15/11                             50,000         56,000
--------------------------------------------------------------------------------
                                                                         205,395
--------------------------------------------------------------------------------

Packaged Foods & Meats-0.23%
Kraft Foods Inc., Sr. Unsec. Notes, 5.25%, 10/01/13        35,000         35,335
--------------------------------------------------------------------------------

Real Estate-0.35%
Simon Property Group, L.P., Unsec. Unsub. Global Notes,
 6.35%, 08/28/12                                           50,000         54,166
--------------------------------------------------------------------------------

Regional Banks-0.29%
 PNC Funding Corp., Bonds, 5.25%, 11/15/15             $   45,000   $     44,688
--------------------------------------------------------------------------------

Sovereign Debt-0.36%
 United Mexican States (Mexico), Global Notes,
  7.50%, 01/14/12                                          50,000         56,450
--------------------------------------------------------------------------------

Specialized Finance-0.16%
 National Rural Utilities Cooperative Finance Corp.,-
  Series C, Medium Term Global Notes, 8.00%, 03/01/32      20,000         24,776
--------------------------------------------------------------------------------

Thrifts & Mortgage Finance-0.25%
Washington Mutual, Inc., Unsec. Notes, 4.00%, 01/15/09     40,000         39,754
--------------------------------------------------------------------------------

Wireless Telecommunication
 Services-0.04%
AT&T Wireless Services Inc., Sr. Unsec. Unsub.
 Global Notes, 8.75%, 03/01/31                              5,000          6,159
--------------------------------------------------------------------------------
    Total Bonds & Notes
     (Cost $1,960,132)                                                 2,031,927
--------------------------------------------------------------------------------

U.S. Government Agency
 Securities-16.27%

Federal Home Loan Mortgage Corp.
 (FHLMC)-1.84%
Pass Through Ctfs., 4.00%, 12/15/11                        55,000        56,335
--------------------------------------------------------------------------------
Unsec. Global Notes,
   4.25%, 06/15/05                                        150,000        155,660
--------------------------------------------------------------------------------
   6.25%, 07/15/32                                         70,000         76,192
--------------------------------------------------------------------------------
                                                                         288,187
--------------------------------------------------------------------------------

Federal National Mortgage Association
 (FNMA)-13.06%
Pass Through Ctfs.,
  5.00%, 01/01/17                                         326,886        333,925
--------------------------------------------------------------------------------
   4.50%, 05/01/18 to 06/01/18                          1,145,974      1,148,961
--------------------------------------------------------------------------------
   4.47%, 12/01/33                                         25,000         25,383
--------------------------------------------------------------------------------
Unsec. Global Notes, 7.00%, 07/15/05                      500,000        539,980
--------------------------------------------------------------------------------
                                                                       2,048,249
--------------------------------------------------------------------------------

Government National Mortgage
 Association (GNMA)-1.37%
Pass Through Ctfs., 5.00%, 11/15/17                       208,758        214,236
--------------------------------------------------------------------------------
  Total U.S. Government Agency Securities
   (Cost $2,553,462)                                                   2,550,672
--------------------------------------------------------------------------------

                        INVESCO VIF - TOTAL RETURN FUND

                                                       Principal       Market
                                                        Amount          Value
--------------------------------------------------------------------------------
U.S. Treasury Securities-2.34%

U.S. Treasury Bonds-0.74%
  6.00%, 02/15/26                                      $  105,000   $    116,533
--------------------------------------------------------------------------------

U.S. Treasury Notes-1.60%
  1.63%, 04/30/05                                         250,000        250,820
--------------------------------------------------------------------------------
    Total U.S. Treasury Securities
     (Cost $368,254)                                                     367,353
--------------------------------------------------------------------------------

                                                           Shares

Money Market Funds-4.34%
INVESCO Treasurer's Series Money Market Reserve
 Fund (Cost $680,734) (e)                                 680,734        680,734
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.56% (Cost $14,469,954)                           15,606,649
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.44%                                       68,856
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $ 15,675,505
================================================================================

Investment Abbreviations:
Ctfs.- Certificates
Deb.- Debentures
GO- General Obligation Bonds
Gtd.- Guaranteed
Sr.- Senior
Sub.- Subordinated
Unsec.- Unsecured
Unsub.- Unsubordinated

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this securities at 12/31/03 represented 0.42% of the Fund's net assets. This security is considered to be illiquid.
(d) Interest on this security is taxable income to the Fund.
(e) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.


See accompanying notes which are an integral part of the financial statements.

                        INVESCO VIF - TOTAL RETURN FUND

Statement of Assets and Liabilities
December 31, 2003

Statement of Operations
For the year ended December 31, 2003


                             Assets:
       Investments, at market value (cost $13,789,220).... $ 14,925,915
       -----------------------------------------------------------------
       Investments in affiliated money market funds (cost
        $680,734).........................................      680,734
       -----------------------------------------------------------------
       Receivables for:...................................
         Investments sold.................................       18,877
       -----------------------------------------------------------------
         Capital stock sold...............................       38,235
       -----------------------------------------------------------------
         Dividends and interest...........................       63,527
       -----------------------------------------------------------------
         Expense reimbursements (Note 2)..................       20,143
       -----------------------------------------------------------------
       Investment for deferred compensation and retirement
        plans.............................................        3,665
       -----------------------------------------------------------------
           Total assets...................................   15,751,096
       -----------------------------------------------------------------
       Liabilities:
       Payables for:......................................
         Investments purchased............................       23,103
       -----------------------------------------------------------------
         Capital stock reacquired.........................       30,438
       -----------------------------------------------------------------
         Deferred compensation and retirement plans.......        3,917
       -----------------------------------------------------------------
       Accrued transfer agent fees........................          477
       -----------------------------------------------------------------
       Accrued operating expenses.........................       17,656
       -----------------------------------------------------------------
           Total liabilities..............................       75,591
       -----------------------------------------------------------------
       Net assets applicable to shares outstanding........ $ 15,675,505
       -----------------------------------------------------------------
       Net assets consist of:
       Capital (par value and additional paid-in)......... $ 16,953,396
       -----------------------------------------------------------------
       Undistributed net investment income................      240,708
       -----------------------------------------------------------------
       Undistributed net realized gain (loss) from
        investment securities.............................   (2,655,294)
       -----------------------------------------------------------------
       Unrealized appreciation of investment securities...    1,136,695
       -----------------------------------------------------------------
                                                           $ 15,675,505
       -----------------------------------------------------------------
       Capital stock, $0.01 par value per share:
       Authorized.........................................  100,000,000
       -----------------------------------------------------------------
       Outstanding........................................    1,236,561
       -----------------------------------------------------------------
       Net asset value per share.......................... $      12.68
       -----------------------------------------------------------------


                         Investment income:
        Interest............................................ $  231,478
        ----------------------------------------------------------------
        Dividends (net of foreign withholding tax of $1,508)    188,182
        ----------------------------------------------------------------
        Dividends from affiliated money market funds........      3,280
        ----------------------------------------------------------------
            Total investment income.........................    422,940
        ----------------------------------------------------------------
        Expenses:
        Advisory fees.......................................    113,552
        ----------------------------------------------------------------
        Administrative services fees........................     50,122
        ----------------------------------------------------------------
        Custodian fees......................................     11,207
        ----------------------------------------------------------------
        Transfer agent fees.................................      5,092
        ----------------------------------------------------------------
        Professional fees...................................     25,976
        ----------------------------------------------------------------
        Directors' fees.....................................      9,175
        ----------------------------------------------------------------
        Other...............................................     10,635
        ----------------------------------------------------------------
            Total expenses..................................    225,759
        ----------------------------------------------------------------
        Less:Fees waived and expense offset arrangements        (51,715)
        ----------------------------------------------------------------
            Net expenses....................................    174,044
        ----------------------------------------------------------------
        Net investment income...............................    248,896
        ----------------------------------------------------------------
        Realized and unrealized gain from investment
         securities:
        Net realized gain from investment securities........    591,762
        ----------------------------------------------------------------
        Change in net unrealized appreciation of investment
         securities.........................................  1,524,638
        ----------------------------------------------------------------
        Net gain from investment securities.................  2,116,400
        ----------------------------------------------------------------
        Net increase in net assets resulting from operations $2,365,296
        ----------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                        INVESCO VIF - TOTAL RETURN FUND

Statement of Changes in Net Assets
For the years ended December 31, 2003 and 2002


                                                                                                              2003
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income.................................................................................. $   248,896
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities....................................................     591,762
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities..........................   1,524,638
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations......................................   2,365,296
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income.................................................    (378,364)
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                     (1,363,161)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets................................................................     623,771
-----------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year......................................................................................  15,051,734
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $240,708 and $375,898 for 2003 and 2002, respectively)......................................................................................... $15,675,505
-----------------------------------------------------------------------------------------------------------------------

                                                                                                              2002
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income.................................................................................. $   383,526
----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities....................................................  (1,643,248)
----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities..........................  (1,166,405)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations......................................  (2,426,127)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income.................................................    (431,964)
----------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                     (5,261,483)
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets................................................................  (8,119,574)
----------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year......................................................................................  23,171,308
----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $240,708 and $375,898 for 2003 and 2002, respectively)......................................................................................... $15,051,734
----------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                        INVESCO VIF - TOTAL RETURN FUND

Notes to Financial Statements
December 31, 2003

NOTE 1--Significant Accounting Policies

INVESCO VIF-Total Return Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
   The Fund's investment objective is to seek a high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
 A.Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
 B.Repurchase Agreements -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
 C.Securities Transactions and Investment Income --Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

                        INVESCO VIF - TOTAL RETURN FUND

 D.Distributions -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
 E.Federal Income Taxes -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 2--Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.15%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the adviser has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $51.
   During the year ended December 31, 2003, IFG reimbursed fees of $51,395. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $24,634 and expiring during the calendar year ended 2006 was $51,051. During the year ended December 31, 2003, the Fund made no reimbursements to IFG.
   Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $50,122 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
   The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
   Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3--Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for period ending December 31, 2003.

                             Market                             Unrealized     Market            Realized
                             Value    Purchases    Proceeds    Appreciation    Value    Dividend   Gain
           Fund            12/31/2002  at Cost    from Sales  (Depreciation) 12/31/2003  Income   (Loss)
---------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series
 Money Market Reserve
 Fund.....................    $ --    $3,822,023 $(3,141,289)      $ --       $680,734   $3,280    $ --
---------------------------------------------------------------------------------------------------------

NOTE 4--Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $269 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $269.

NOTE 5--Directors' Fees

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.
   Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6--Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a

                        INVESCO VIF - TOTAL RETURN FUND
loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.
   Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first serve basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
   The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.
   Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending transactions.

NOTE 8--Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                     2003     2002
           ---------------------------------------------------------
           Distributions paid from ordinary income $378,364 $431,964
           ---------------------------------------------------------

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

            Undistributed ordinary income............. $   243,386
            -------------------------------------------------------
            Unrealized appreciation--investments......   1,121,726
            -------------------------------------------------------
            Temporary book/tax differences............      (2,678)
            -------------------------------------------------------
            Capital loss carryforward.................  (2,634,336)
            -------------------------------------------------------
            Post-October capital loss deferral........      (5,989)
            -------------------------------------------------------
            Capital (par value and additional paid-in)  16,953,396
            -------------------------------------------------------
            Total net assets.......................... $15,675,505
            -------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.
   The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.
   The Fund utilized $113,287 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                  Capital Loss
                            Expiration            Carryforward
                  --------------------------------------------
                  December 31, 2008..............  $1,461,358
                  --------------------------------------------
                  December 31, 2010..............   1,172,978
                  --------------------------------------------
                  Total capital loss carryforward  $2,634,336
                  --------------------------------------------

NOTE 9--Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $16,574,405 and $18,096,278, respectively.

                   Unrealized Appreciation (Depreciation) of
                      Investment Securities on a Tax Basis
        ----------------------------------------------------------------
        Aggregate unrealized appreciation of investment
         securities......................................... $1,294,297
        ----------------------------------------------------------------
        Aggregate unrealized (depreciation) of investment
         securities.........................................   (172,571)
        ----------------------------------------------------------------
        Net unrealized appreciation of investment securities $1,121,726
        ----------------------------------------------------------------
        Cost of investments for tax purposes is $14,484,923.

NOTE 10--Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust reclassifications on December 31, 2003, undistributed net investment income was decreased by $5,722 and undistributed net realized gains increased by $5,722. This reclassification had no effect on the net assets of the Fund.

                        INVESCO VIF - TOTAL RETURN FUND

NOTE 11--Capital Stock Information

                          Changes in Shares Outstanding
----------------------------------------------------------------------------------
                                               Year ended December 31,
                                    ---------------------------------------------
                                             2003                   2002
                                    ---------------------  ----------------------
                                     Shares      Amount     Shares      Amount
----------------------------------------------------------------------------------
Sold...............................  176,152  $ 2,071,718   473,475  $  5,637,797
----------------------------------------------------------------------------------
Issued as reinvestment of dividends   30,464      378,364    38,885       431,964
----------------------------------------------------------------------------------
Reacquired......................... (325,180)  (3,813,243) (976,733)  (11,331,244)
----------------------------------------------------------------------------------
                                    (118,564) $(1,363,161) (464,373) $ (5,261,483)
----------------------------------------------------------------------------------

NOTE 12--Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  Year ended December 31,
                                                                   ---------------------------------------------------
                                                                       2003        2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................. $ 11.11       $ 12.74   $ 13.21   $ 15.58   $ 16.58
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:................................
  Net investment income...........................................    0.23          0.37      0.19      0.33      0.41
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized).    1.65         (1.67)    (0.38)    (0.73)    (0.98)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations..............................    1.88         (1.30)    (0.19)    (0.40)    (0.57)
------------------------------------------------------------------------------------------------------------------------
Less distributions:...............................................
  Dividends from net investment income............................   (0.31)        (0.33)    (0.28)    (0.06)    (0.37)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains...........................      --            --        --     (1.91)    (0.06)
------------------------------------------------------------------------------------------------------------------------
    Total distributions...........................................   (0.31)        (0.33)    (0.28)    (1.97)    (0.43)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period.................................... $ 12.68       $ 11.11   $ 12.74   $ 13.21   $ 15.58
------------------------------------------------------------------------------------------------------------------------
Total return (a) .................................................   16.98%       (10.22)%   (1.47)%   (2.17)%   (3.40)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:.........................................
Net assets, end of period (000s omitted).......................... $15,676       $15,052   $23,171   $19,851   $27,739
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:..........................
  With fee waivers................................................    1.15% (b)     1.15%     1.15%     1.21%     1.17%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers.............................................    1.49% (b)     1.34%     1.31%     1.44%     1.17%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets..............    1.64% (b)     1.86%     2.02%     2.38%     2.14%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate...........................................     115%           61%       82%      103%       36%
------------------------------------------------------------------------------------------------------------------------

 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
 (b) Ratios are based on average daily net assets of $15,140,309.

NOTE 13--Legal Proceedings

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
   The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
   1.  IFG
   On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

                        INVESCO VIF - TOTAL RETURN FUND

   The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO
Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.
   The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.
   In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.
   2.  AIM
   AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
   3.  AMVESCAP Response
   AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
   There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.
B.  Private Actions
   In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
   IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
   Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
   As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
   At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

                        INVESCO VIF - TOTAL RETURN FUND

NOTE 14--Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:
 . The election of Directors as proposed;
 . A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan of Reorganization (the "Reorganization") that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. (the "distributor") will become the Fund's distributor and will be responsible for the sale of the Fund's shares.

                        INVESCO VIF - TOTAL RETURN FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Utilities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Utilities Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2004
Houston, Texas

                         INVESCO VIF - UTILITIES FUND

Schedule of Investments
December 31, 2003

                                                                       Market
                                                           Shares      Value
-------------------------------------------------------------------------------
Domestic Common Stocks-80.83%

Electric Utilities-52.56%
Ameren Corp.                                                50,900 $  2,341,400
-------------------------------------------------------------------------------
American Electric Power Co., Inc.                           30,400      927,504
-------------------------------------------------------------------------------
Cinergy Corp.                                               48,300    1,874,523
-------------------------------------------------------------------------------
Consolidated Edison, Inc.                                   37,800    1,625,778
-------------------------------------------------------------------------------
Dominion Resources, Inc.                                    43,000    2,744,690
-------------------------------------------------------------------------------
DTE Energy Co.                                              11,700      460,980
-------------------------------------------------------------------------------
Edison International                                        42,100      923,253
-------------------------------------------------------------------------------
Entergy Corp.                                               48,800    2,787,944
-------------------------------------------------------------------------------
Exelon Corp.                                                40,512    2,688,376
-------------------------------------------------------------------------------
FirstEnergy Corp.                                           28,200      992,640
-------------------------------------------------------------------------------
FPL Group, Inc.                                             39,600    2,590,632
-------------------------------------------------------------------------------
PG&E Corp. (a)                                              56,900    1,580,113
-------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                 15,200      608,304
-------------------------------------------------------------------------------
PNM Resources Inc.                                          27,400      769,940
-------------------------------------------------------------------------------
PPL Corp.                                                   47,800    2,091,250
-------------------------------------------------------------------------------
Progress Energy, Inc.                                       40,000    1,810,400
-------------------------------------------------------------------------------
Puget Energy, Inc.                                          61,800    1,468,986
-------------------------------------------------------------------------------
Southern Co. (The)                                          72,900    2,205,225
-------------------------------------------------------------------------------
TXU Corp.                                                   24,500      581,140
-------------------------------------------------------------------------------
Wisconsin Energy Corp.                                      19,000      635,550
-------------------------------------------------------------------------------
Xcel Energy, Inc.                                           67,400    1,144,452
-------------------------------------------------------------------------------
                                                                     32,853,080
-------------------------------------------------------------------------------

Electrical Components &
  Equipment-0.31%
General Cable Corp. (a)                                     23,500      191,525
-------------------------------------------------------------------------------

Gas Utilities-5.36%
KeySpan Corp.                                               44,300    1,630,240
-------------------------------------------------------------------------------
NiSource Inc.                                               69,900    1,533,606
-------------------------------------------------------------------------------
Sempra Energy                                                6,300      189,378
-------------------------------------------------------------------------------
                                                                      3,353,224
-------------------------------------------------------------------------------

Integrated Telecommunication
  Services-7.69%
BellSouth Corp.                                             63,040    1,784,032
-------------------------------------------------------------------------------
CenturyTel, Inc.                                            20,500      668,710
-------------------------------------------------------------------------------
SBC Communications Inc.                                     25,006      651,906
-------------------------------------------------------------------------------
Verizon Communications Inc.                                 48,533    1,702,538
-------------------------------------------------------------------------------
                                                                      4,807,186
-------------------------------------------------------------------------------

Multi-Utilities & Unregulated
  Power-12.98%
Constellation Energy Group, Inc.                            26,600    1,041,656
-------------------------------------------------------------------------------
Duke Energy Corp.                                           70,000    1,431,500
-------------------------------------------------------------------------------

Multi-Utilities & Unregulated
  Power-(Continued)
Energy East Corp.                                           34,500  $   772,800
-------------------------------------------------------------------------------
ONEOK, Inc.                                                 27,700      611,616
-------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                        52,600    2,303,880
-------------------------------------------------------------------------------
SCANA Corp.                                                 57,000    1,952,250
-------------------------------------------------------------------------------
                                                                      8,113,702
-------------------------------------------------------------------------------

Water Utilities-1.93%
Philadelphia Suburban Corp.                                 54,750    1,209,975
-------------------------------------------------------------------------------
    Total Domestic Common Stocks
     (Cost $45,432,633)                                              50,528,692
-------------------------------------------------------------------------------
Foreign Stocks-13.09%

Germany-2.32%
E.ON A.G. (Electric Utilities)                              22,250   1,448,113
-------------------------------------------------------------------------------

Greece-0.22%
Public Power Corp. (Electric Utilities)                      5,600     138,067
-------------------------------------------------------------------------------

Hong Kong-0.45%
China Resources Power Holdings Co. Ltd.
 (Electric Utilities) (a)                                  608,400     284,076
-------------------------------------------------------------------------------

Italy-1.50%
Enel S.p.A (Electric Utilities)                             91,600     621,056
-------------------------------------------------------------------------------
Snam Rete Gas S.p.A (Gas Utilities) (Acquired 10/13/03;
  Cost $286,100) (b)                                        74,100     313,187
-------------------------------------------------------------------------------
                                                                        934,243
-------------------------------------------------------------------------------

Spain-4.48%
Endesa, S.A. (Electric Utilities)                           71,500   1,371,583
-------------------------------------------------------------------------------
Iberdrola S.A. (Electric Utilities)                         33,200     654,415
-------------------------------------------------------------------------------
Red Electrica de Espana (Electric Utilities)                27,800     454,605
-------------------------------------------------------------------------------
Telefonica, S.A. (Integrated Telecommunication Services)    22,000     322,123
-------------------------------------------------------------------------------
                                                                      2,802,726
-------------------------------------------------------------------------------

United Kingdom-4.12%
Centrica PLC (Gas Utilities)                               156,300      588,845
-------------------------------------------------------------------------------
Kelda Group PLC (Water Utilities)                           37,400      313,188
-------------------------------------------------------------------------------
National Grid Transco PLC (Multi-Utilities &
  Unregulated Power)                                       131,100      936,901
-------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Telecommunication
  Services)                                                296,900      734,209
-------------------------------------------------------------------------------
                                                                      2,573,143
-------------------------------------------------------------------------------
    Total Foreign Stocks
     (Cost $6,927,710)                                                8,180,368
-------------------------------------------------------------------------------

                         INVESCO VIF - UTILITIES FUND

                                                         Principal    Market
                                                          Amount       Value
 ------------------------------------------------------------------------------
 Bonds-0.57%
 Public Service Electric & Gas Co. (Electric Utilities)-
  Series PP, Refunding First Mortgage Bonds, 6.50%,
  05/01/04 (Cost $354,784) (c)                           $  352,000 $   357,572
 ------------------------------------------------------------------------------
                                                         Shares

 Money Market Funds-5.04%
 INVESCO Treasurer's Series Money Market Reserve Fund
  (Cost $3,151,179) (d)                                   3,151,179   3,151,179
 ------------------------------------------------------------------------------
 TOTAL INVESTMENTS--99.53% (Cost $55,866,306)                        62,217,811
 ------------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES--0.47%                                   292,611
 ------------------------------------------------------------------------------
 NET ASSETS--100.00%                                                $62,510,422
 ==============================================================================

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 12/31/03 represented 0.50% of the Fund's net assets.
(c) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(d) The Fund's advisor and the money market fund's advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.



See accompanying notes which are an integral part of the financial statements.

                         INVESCO VIF - UTILITIES FUND

Statement of Assets and Liabilities
December 31, 2003

ASSETS:
Investments, at market value (cost $52,715,127)                    $ 59,066,632
--------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,151,179)        3,151,179
--------------------------------------------------------------------------------
Receivables for:
  Capital stock sold                                                    231,332
--------------------------------------------------------------------------------
  Dividends and interest                                                 97,990
--------------------------------------------------------------------------------
Investment for deferred compensation and retirement plans                 3,506
--------------------------------------------------------------------------------
    Total assets                                                     62,550,639
--------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Capital stock reacquired                                               10,158
--------------------------------------------------------------------------------
  Deferred compensation and retirement plans                              3,828
--------------------------------------------------------------------------------
Accrued transfer agent fees                                                 496
--------------------------------------------------------------------------------
Accrued operating expenses                                               25,735
--------------------------------------------------------------------------------
    Total liabilities                                                    40,217
--------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $ 62,510,422
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Capital (par value and additional paid-in)                         $ 63,536,384
--------------------------------------------------------------------------------
Undistributed net investment income                                   1,194,003
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and foreign currency contracts                   (8,572,625)
--------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                           6,352,660
--------------------------------------------------------------------------------
                                                                   $ 62,510,422
--------------------------------------------------------------------------------

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Authorized                                                          100,000,000
--------------------------------------------------------------------------------
Outstanding                                                           4,826,030
--------------------------------------------------------------------------------
Net asset value per share                                          $      12.95
--------------------------------------------------------------------------------

Statement of Operations
For the year ended December 31, 2003


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,566)                $1,642,617
-------------------------------------------------------------------------------
Dividends from affiliated money market funds                            12,137
-------------------------------------------------------------------------------
Interest                                                                32,567
-------------------------------------------------------------------------------
    Total investment income                                          1,687,321
-------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                          258,226
-------------------------------------------------------------------------------
Administrative services fees                                           124,050
-------------------------------------------------------------------------------
Custodian fees                                                          18,107
-------------------------------------------------------------------------------
Transfer agent fees                                                      5,311
-------------------------------------------------------------------------------
Directors' fees                                                          9,682
-------------------------------------------------------------------------------
Professional fees                                                       28,159
-------------------------------------------------------------------------------
Other                                                                   21,663
-------------------------------------------------------------------------------
    Total expenses                                                     465,198
-------------------------------------------------------------------------------
Less: Fees waived and expense offset arrangements                         (800)
-------------------------------------------------------------------------------
    Net expenses                                                       464,398
-------------------------------------------------------------------------------
Net investment income                                                1,222,923
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND FOREIGN
 CURRENCY CONTRACTS:
Net realized gain (loss) from:
  Investment securities                                                143,212
-------------------------------------------------------------------------------
  Foreign currencies                                                    20,801
-------------------------------------------------------------------------------
  Foreign currency contracts                                           (21,161)
-------------------------------------------------------------------------------
                                                                       142,852
-------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                              6,183,820
-------------------------------------------------------------------------------
  Foreign currencies                                                     1,155
-------------------------------------------------------------------------------
                                                                     6,184,975
-------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and foreign
 currency contracts                                                  6,327,827
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $7,550,750
-------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                         INVESCO VIF - UTILITIES FUND

Statement of Changes in Net Assets
For the years ended December 31, 2003 and 2002

                                                                                                                         2003
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                              $ 1,222,923
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities, foreign currencies and foreign currency contracts                 142,852
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities, and foreign currencies                               6,184,975
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                    7,550,750
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                                                (670,647)
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                                24,426,328
--------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                        31,306,431
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                   31,203,991
--------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,194,003 and $669,374 for 2003 and 2002,
  respectively)                                                                                                      $62,510,422
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         2002
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                              $   670,087
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities, foreign currencies and foreign currency contracts              (7,796,821)
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities, and foreign currencies                               1,677,670
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                   (5,449,064)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                                                (161,756)
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net                                                                                                15,867,421
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                        10,256,601
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                                   20,947,390
---------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $1,194,003 and $669,374 for 2003 and 2002,
  respectively)                                                                                                      $31,203,991
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                         INVESCO VIF - UTILITIES FUND

Notes to Financial Statements
December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

INVESCO VIF-Utilities Fund (the "Fund") is a series portfolio of INVESCO Variable Investment Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B. REPURCHASE AGREEMENTS -- Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME --Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

                         INVESCO VIF - UTILITIES FUND

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG") to serve as the Fund's investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.60% of the Fund's average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.15%. Voluntary expense limitations may be modified or discontinued without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any.) For the year ended December 31, 2003, the advisor waived fees of $263.
  IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there are no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund reimbursed IFG for previously reimbursed Fund expenses of $5,083.
  Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $124,050 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.
  The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. ("IDI") to serve as the distributor for the Fund.
  Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                       MARKET                               UNREALIZED     MARKET
                                                       VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND
FUND                                                 12/31/2002   AT COST    FROM SALES   (DEPRECIATION) 12/31/2003  INCOME
-----------------------------------------------------------------------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund    $ --    $22,568,994 $(19,417,815)      $ --      $3,151,179 $12,137
-----------------------------------------------------------------------------------------------------------------------------

                                                     REALIZED
                                                       GAIN
FUND                                                  (LOSS)
-------------------------------------------------------------
INVESCO Treasurer's Series Money Market Reserve Fund   $ --
-------------------------------------------------------------

                         INVESCO VIF - UTILITIES FUND

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of custodian credits from periodic overnight cash balances at the custodian. For the years ended December 31, 2003, the Fund received reductions in custodian fees of $537 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $537.

NOTE 5--DIRECTORS' FEES

Directors' fees represent remuneration paid to each Director who is not an "interested person" of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.
  Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. ("AIM") has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.
  Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.
  The Fund had available a committed Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.
  Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, there were no loans made by the Fund.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                     2003     2002
           ---------------------------------------------------------
           Distributions paid from ordinary income $670,647 $161,756
           ---------------------------------------------------------

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

            Undistributed ordinary income              $ 1,195,827
            -------------------------------------------------------
            Unrealized appreciation-investments          5,742,621
            -------------------------------------------------------
            Temporary book/tax differences                  (1,824)
            -------------------------------------------------------
            Capital loss carryforward                   (7,962,586)
            -------------------------------------------------------
            Capital (par value and additional paid-in)  63,536,384
            -------------------------------------------------------
            Total net assets                           $62,510,422
            -------------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of corporate actions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,155.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.
  The Fund utilized $44,672 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                  CAPITAL LOSS
                  EXPIRATION                      CARRYFORWARD
                  --------------------------------------------
                  December 31, 2009                $  826,994
                  --------------------------------------------
                  December 31, 2010                 7,135,592
                  --------------------------------------------
                  Total capital loss carryforward  $7,962,586
                  --------------------------------------------

                         INVESCO VIF - UTILITIES FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $47,352,623 and $23,608,424, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
    ------------------------------------------------------------------------
    Aggregate unrealized appreciation of investment securities   $6,189,728
    ------------------------------------------------------------------------
    Aggregate unrealized (depreciation) of investment securities   (448,262)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investment securities         $5,741,466
    ------------------------------------------------------------------------
    Cost of investments for tax purposes is $56,476,345.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2003, undistributed net investment income (loss) was decreased by $27,647, undistributed net realized gains increased by $27,641 and paid in capital increased by $6. This reclassification had no effect on the net assets of the Fund.

NOTE 11--CAPITAL STOCK INFORMATION

                            CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------
                                              2003                      2002
                                    ------------------------  -----------------------
                                      SHARES       AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------------------
Sold                                 3,270,616  $ 38,622,032  2,154,461  $ 25,731,149
--------------------------------------------------------------------------------------
Issued as reinvestment of dividends     53,910       670,647     14,497       161,756
--------------------------------------------------------------------------------------
Reacquired                          (1,294,779)  (14,866,351)  (859,909)  (10,025,484)
--------------------------------------------------------------------------------------
                                     2,029,747  $ 24,426,328  1,309,049  $ 15,867,421
--------------------------------------------------------------------------------------

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------
                                                                       2003        2002      2001      2000    1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 11.16       $ 14.08   $ 21.06   $ 20.97  $17.78
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.33 (a)      0.19      0.00      0.17    0.22
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     1.60         (3.05)    (6.83)     0.87    3.17
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  1.93         (2.86)    (6.83)     1.04    3.39
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.14)        (0.06)    (0.07)    (0.03)  (0.20)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --            --     (0.08)    (0.92)     --
---------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.14)        (0.06)    (0.15)    (0.95)  (0.20)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.95       $ 11.16   $ 14.08   $ 21.06  $20.97
---------------------------------------------------------------------------------------------------------------------
Total return (b)                                                     17.38%       (20.32)%  (32.41)%    5.28%  19.13%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $62,510       $31,204   $20,947   $12,300  $9,137
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.08% (c)     1.15%     1.15%     1.22%   1.20%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.84% (c)     2.59%     1.13%     0.94%   1.15%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 58%          102%       33%       50%     40%
---------------------------------------------------------------------------------------------------------------------

 (a)  Calculated using average shares outstanding.
 (b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
 (c)  Ratios are based on average daily net assets of $43,037,638.

                         INVESCO VIF - UTILITIES FUND

NOTE 13--LEGAL PROCEEDINGS

Your Fund's investment advisor, INVESCO Funds Group, Inc. ("IFG"), and A I M Advisors, Inc. ("AIM"), are each indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. ("IVIF").
  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.
A.  Regulatory Inquiries and Actions
  1.  IFG
  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), and the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.
  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.
  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.
  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.
  2.  AIM
  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.
  3.  AMVESCAP Response
  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.
  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

                         INVESCO VIF - UTILITIES FUND

B.  Private Actions
  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.
  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.
  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.
  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.
  At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

NOTE 14--SIGNIFICANT EVENTS

On December 9, 2003, the Board of Directors approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund would acquire all of the assets of AIM V.I. Global Utilities Fund ("Selling Fund"), a series of AIM Variable Insurance Funds. As a result of the Plan, shareholders of the Selling Fund would receive shares of the Fund in exchange for their shares of the Selling Fund, and the Selling Fund would cease operations. The Plan requires approval of the Selling Fund's shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.
  In addition, the following proposals, approved by the Board of Directors on December 9, 2003, will be put to a Fund shareholder vote on March 6, 2004 and upon shareholder approval will become effective on or about April 30, 2004:
 . The election of Directors as proposed;
 . A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), under which INVESCO Institutional will serve as sub-advisor for the Fund.
 . An Agreement and Plan or Reorganization (the "Reorganization") that provides for the Redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund's distributor and will be responsible for the sale of the Fund's shares.


                         INVESCO VIF - UTILITIES FUND

                                     PART C

                                OTHER INFORMATION


Item 23.               Exhibits

a   (1)           --    (a) Amended and Restated Agreement and Declaration of
                        Trust of Registrant, dated May 15, 2002.(20)

                  -- (b) Amendment No. 1, dated May 30, 2003, to Amended and Restated Agreement and Declaration of Trust of Registrant.(21)

                  -- (c) Amendment No. 2, effective December 10, 2003, to Amended and Restated Agreement and Declaration of Trust of Registrant. (22)

                  -- (d) Amendment No. 3, effective April 30, 2004, to Amended and Restated Agreement and Declaration of Trust of Registrant.(22)

b   (1)           --    Amended and Restated By-Laws of Registrant, dated
                        effective May 15, 2002.(20)

c                 --    Instruments Defining Rights of Security Holders - All
                        rights of security holders are contained in the Registrant's Agreement and Declaration of Trust.

d   (1)           --    (a) Master Investment Advisory Agreement, dated May 1,
                        2000, between Registrant and A I M Advisors, Inc.(14)

                  -- (b) Amendment No. 1, dated May 1, 2001, to Master Investment Advisory Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(15)

                  -- (c) Amendment No. 2 to Master Investment Advisory Agreement of Registrant dated September 7, 2001, between Registrant and A I M Advisors, Inc.(18)

                  -- (d) Amendment No. 3 to Master Investment Advisory Agreement of Registrant dated May 1, 2002, between Registrant and A I M Advisors, Inc.(20)

                  -- (e) Amendment No. 4, dated August 29, 2003, to Master Investment Advisory Agreement, dated May 1, 2000, between Registrant and A I M Advisors, Inc.(22)

                  -- (f) Form of Amendment No. 5 to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(22)

    (2)           --    (a) Sub-Advisory Agreement, dated May 1, 2000, between
                        Registrant and H.S. Dent Advisors, Inc.(14)

                  -- (b) Form of Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(22)

    (3)           --    (a) Foreign Country Selection and Mandatory Securities
                        Depository Responsibilities Delegation Agreement, dated
                        September 9, 1998, between Registrant and A I M
                        Advisors, Inc.(7)

                  -- (b) Amendment No. 1, dated September 28, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors, Inc.(8)

                  -- (c) Amendment No. 2, dated December 14, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors, Inc.(8)

e   (1)           --    (a) First Amended and Restated Master Distribution
                        Agreement, dated July 16, 2001, between Registrant and A
                        I M Distributors, Inc.(17)

                  -- (b) Amendment No. 1, dated September 7, 2001, to First Amended and Restated Master Distribution Agreement, between Registrant and A I M Distributors, Inc., dated July 16, 2001.(18)

                  -- (c) Amendment No. 2, dated May 1, 2002, to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors Inc., dated July 16, 2001.(20)

                  -- (d) Amendment No. 3, dated August 29, 2003, to First Amended and Restated Master Distribution Agreement, between Registrant and A I M Distributors, Inc., dated July 16, 2001.(22)

                  -- (e) Form of Amendment No. 4 to First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc.(22)

f   (1)           --    Retirement Plan of Registrant's Non-Affiliated
                        Directors, effective March 8, 1994, as restated
                        September 18, 1995.(4)

    (2)           --    Retirement Plan for Eligible Directors/Trustees
                        effective as of March 8, 1994, as Restated September 18,
                        1995 and as Restated March 7, 2000.(14)

    (3)           --    Form of Director Deferred Compensation Agreement
                        effective as Amended March 7, 2000, September 28, 2001
                        and September 26, 2002.(22)

g   (1)           --    (a) Master Custodian Contract, dated May 1, 2000,
                        between Registrant and State Street Bank and Trust
                        Company.(15)

                  -- (b) Amendment, dated May 1, 2000, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

                  -- (c) Amendment dated June 29, 2001, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(20)

                  -- (d) Amendment dated April 2, 2002, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(20)

    (2)           --    Custody Agreement, dated September 19, 2000, between
                        Registrant and The Bank of New York.(15)

h   (1)           --    (a) Amended and Restated Master Administrative Services
                        Agreement, dated July 1, 2003, between Registrant and A
                        I M Advisors, Inc.(22)


                  -- (b) From of Amendment No. 1, to Amended and Restated Master Administrative Services Agreement, dated July 1, 2003, between Registrant and A I M Advisors, Inc.(22)


                  -- (c) Form of Amendment No. 2 to Amended and Restated Master Administrative Services Agreement between Registrant and A I M Advisors, Inc.(22)

    (2)           --    Transfer Agency and Service Agreement, dated October 15,
                        2001, between Registrant and A I M Fund Services, Inc.,
                        (now known as AIM Investment Services, Inc.).(18)

    (3)           --    Participation Agreement, dated February 25, 1993,
                        between Registrant, Connecticut General Life Insurance
                        Company and A I M Distributors, Inc.(4)


    (4)           --    (a) Participation Agreement, dated February 10, 1995,
                        between Registrant and Citicorp Life Insurance
                        Company.(4)

                  -- (b) Amendment No. 1, dated February 3, 1997, to the Participation Agreement dated February 10, 1995, between Registrant and Citicorp Life Insurance Company.(6)

    (5)           --    (a) Participation Agreement, dated February 10, 1995,
                        between Registrant and First Citicorp Life Insurance
                        Company.(4)

                  -- (b) Amendment No. 1, dated February 3, 1997, to the Participation Agreement, dated February 10, 1995, between Registrant and First Citicorp Life Insurance Company.(6)

    (6)           --    (a) Participation Agreement, dated December 19, 1995,
                        between Registrant and Glenbrook Life and Annuity
                        Company.(4)

                  -- (a)(i) Side Letter Agreement, dated December 1, 1995, among Registrant and Glenbrook Life and Annuity Company.(5)

                  -- (b) Amendment No. 1, dated November 7, 1997, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

                  -- (c) Amendment No. 2, dated September 2, 1997, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(6)

                  -- (d) Amendment No. 3, dated January 26, 1998, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

                  -- (e) Amendment No. 4, dated May 1, 1998, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(7)

                  -- (f) Amendment No. 5, dated January 12, 1999, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Insurance Company.(8)

                  -- (g) Amendment No. 6, dated September 26, 2001, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company.(20)

    (7)           --    Participation Agreement, dated March 4, 1996, between
                        Registrant and IDS Life Insurance Company.(4)

    (8)           --    (a) Participation Agreement, dated October 7, 1996,
                        between Registrant and IDS Life Insurance Company
                        (supersedes and replaces Participation Agreement dated
                        March 4, 1996).(5)

                  -- (a)(i) Side Letter Agreement, dated September 27, 1996, between Registrant, IDS Life Insurance Company and IDS Life Insurance Company of New York.(6)

                  -- (b) Amendment 1, dated November 11, 1997, to the Participation Agreement, dated October 7, 1996, between registrant and IDS Life Insurance Company.(8)

    (9)           --    (a) Participation Agreement, dated October 7, 1996,
                        between Registrant and IDS Life Insurance Company of New
                        York.(5)

                  -- (b) Amendment No. 1, dated November 11, 1997, to the Participation Agreement, dated October 7, 1996 between registrant and IDS Life Insurance Company of New York.(8)

    (10)          --    Participation Agreement, dated April 8, 1996, between
                        Registrant and Connecticut General Life Insurance
                        Company.(4)

    (11)          --    (a) Participation Agreement, dated September 21, 1996,
                        between Registrant and Pruco Life Insurance Company.(5)

                  -- (b) Amendment No. 1, dated July 1, 1997, to the Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(6)

                  -- (c) Amendment No. 2, dated August 1, 1998, to the Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(7)

                  -- (d) Amendment No. 3, dated November 8, 1999, to the Participation Agreement dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(14)

                  -- (e) Amendment No. 4 dated April 10, 2000, to the Participation Agreement dated September 21, 1996, between Registrant and Pruco Life Insurance Company.(14)

    (12)          --    (a) Participation Agreement, dated October 1, 1996,
                        between Registrant and Allstate Life Insurance Company of New York.(5)

                  -- (a)(i) Side Letter Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(7)

                  -- (b) Amendment No. 1, dated November 7, 1997, to the Participation Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(9)

    (13)          --    (a) Participation Agreement, dated December 18, 1996,
                        between Registrant and Merrill Lynch Life Insurance
                        Company.(5)

                  -- (a)(i) Side Letter Agreement, dated December 18, 1996, between Registrant and Merrill, Lynch, Pierce, Fenner & Smith, Incorporated.(5)

                  -- (b) Amendment No. 1, dated May 1, 1997, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(6)

                  -- (c) Amendment No. 2, dated April 13, 2000, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(14)

                  -- (d) Amendment No. 3, dated February 16, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

                  -- (e) Amendment No. 4, dated May 1, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

                  -- (f) Amendment No. 5, dated October 5, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(18)

                  -- (g) Agreement No. 6, dated September 10, 2002, to the Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life Insurance Company.(20)

    (14)          --    (a) Participation Agreement, dated December 18, 1996,
                        between Registrant and ML Life Insurance Company of New
                        York.(5)

                  -- (b) Amendment No. 1, dated May 1, 1997, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(6)

                  -- (c) Amendment No. 2, dated April 3, 2000, to the Participation Agreement, dated December 18, 1996, by and between Registrant and ML Life Insurance Company of New York.(14)

                  -- (d) Amendment No. 3 dated February 16, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

                  -- (e) Amendment No. 4, dated May 1, 2001, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

                  -- (f) Amendment No. 5, dated October 5, 2001, to the Participation Agreement, dated, December 18, 1996, between Registrant and ML Life Insurance Company of New York.(18)

                  -- (g) Amendment No. 6, dated September 10, 2002, to the Participation Agreement, dated December 18, 1996, between Registrant and ML Life Insurance Company of New York.(20)

    (15)          --    (a) Participation Agreement, dated February 14, 1997,
                        between Registrant and Pruco Life Insurance Company of
                        New Jersey.(5)

                  -- (b) Amendment No. 1, dated November 8, 1999, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(14)

                  -- (c) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance Company of New Jersey.(14)

    (16)          --    Participation Agreement, dated April 30, 1997, between
                        Registrant and Prudential Insurance Company of
                        America.(6)

    (17)          --    Participation Agreement, dated October 30, 1997, between
                        Registrant and American Centurion Life Assurance
                        Company.(6)

    (18)          --    (a) Participation Agreement, dated October 30, 1997,
                        between Registrant and American Enterprise Life
                        Insurance Company.(6)

                  -- (a)(i) Letter Agreement, dated October 30, 1997, between American Enterprise Life Insurance Company and American Centurion Life Assurance Company.(6)

    (19)          --    Participation Agreement, dated November 20, 1997,
                        between Registrant and AIG Life Insurance Company.(6)

    (20)          --    Participation Agreement, dated November 20, 1997,
                        between Registrant and American International Life
                        Assurance Company of New York.(6)

    (21)          --    (a) Participation Agreement, dated November 4, 1997,
                        between Registrant and Nationwide Life Insurance
                        Company.(6)

                  -- (b) Amendment No. 1, dated June 15, 1998, to the Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life Insurance Company.(7)

    (22)          --    (a) Participation Agreement, dated December 3, 1997,
                        between Registrant and Security Life of Denver.(6)

                  -- (b) Amendment No. 1, dated June 23, 1998, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver.(7)

                  -- (c) Amendment No. 2, dated May 20, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(10)

                  -- (d) Amendment No. 3, dated November 1, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(12)

                  -- (e) Amendment No. 4, dated March 2, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

                  -- (f) Amendment No. 5, dated December 28, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

                  -- (g) Amendment No. 6, dated September 5, 2001, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(18)

    (23)          --    (a) Participation Agreement, dated December 31, 1997,
                        between Registrant and Cova Financial Services Life
                        Insurance Company.(6)

                  -- (b) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(12)

                  -- (c) Amendment No. 2, dated September 1, 2000, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(14)

                  -- (d) Amendment No. 3, dated February 12, 2001, to the Participation Agreement, dated December 31, 1997, between Registrant and Met Life Investors Insurance Company (formerly Cova Financial Services Life Insurance Company).(18)

    (24)          --    (a) Participation Agreement, dated December 31, 1997,
                        between Registrant and Cova Financial Life Insurance
                        Company.(6)

                  -- (b) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life Insurance Company.(10)

                  -- (c) Amendment No. 2, dated February 12, 2001, to the Participation Agreement, dated April 23, 1999, between Registrant and Met Life Investors Insurance Company (formerly Cova Financial Life Insurance Company).(18)

    (25)          --    (a) Participation Agreement, dated February 2, 1998,
                        between Registrant and The Guardian Insurance & Annuity
                        Company, Inc.(7)

                  -- (b) Amendment No. 1, dated July 1, 1999, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(11)

                  -- (c) Amendment No. 2, dated May 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(14)

                  -- (d) Amendment No. 3, dated August 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company.(14)

                  -- (e) Amendment No. 4, dated December 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance and Annuity Company, Inc.(18)

    (26)          --    (a) Participation Agreement, dated February 17, 1998,
                        between Registrant and Sun Life Assurance Company of
                        Canada (U.S.).(7)

                  -- (b) Amendment No. 1, dated December 11, 1998, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(8)

                  -- (c) Amendment No. 2, dated March 15, 1999, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

                  -- (d) Amendment No. 3, dated April 17, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

                  -- (e) Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S).(18)

                  -- (f) Amendment No. 5, dated May 1, 2001, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

                  -- (g) Amendment No. 6, dated September 1, 2001, to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

                  -- (h) Amendment No. 7, date April 1, 2002 to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

                  -- (i) Amendment No. 8, dated August 5, 2002, to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

    (27)          --    Participation Agreement, dated April 1, 1998, between
                        Registrant and United Life & Annuity Insurance
                        Company.(7)

    (28)          --    (a) Participation Agreement, dated April 21, 1998,
                        between Registrant and Keyport Life Insurance
                        Company.(7)

                  -- (b) Amendment No. 1, dated December 28, 1998, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(8)

                  -- (c) Amendment No. 2, dated March 12, 2001, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(18)

    (29)          --    (a) Participation Agreement, dated May 1, 1998, between
                        Registrant and PFL Life Insurance Company.(7)

                  -- (b) Amendment No. 1, dated June 30, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

                  -- (c) Amendment No. 2, dated November 27, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(8)

                  -- (d) Amendment No. 3, dated August 1, 1999, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

                  -- (e) Amendment No. 4, dated February 28, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

                  -- (f) Amendment No. 5, dated July 1, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(18)

                  -- (g) Amendment No. 6, dated August 15, 2001, to the Participation Agreement dated May 1, 1998, between Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(18)

                  -- (h) Amendment No. 7 dated May 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

                  -- (i) Amendment No. 8 dated July 15, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

                  -- (j) Amendment No. 9 dated December 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

    (30)          --    Participation Agreement, dated May 1, 1998, between
                        Registrant and Fortis Benefits Insurance Company.(7)

    (31)          --    (a) Participation Agreement, dated June 1, 1998, between
                        Registrant and American General Life Insurance
                        Company.(7)

                  -- (b) Amendment No. 1, dated January 1, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(9)

                  -- (c) Amendment No. 2, dated September 29, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

                  -- (d) Amendment No. 3, dated February 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

                  -- (e) Amendment No. 4, dated November 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(18)

                  -- (f) Amendment No. 5, dated May 14, 2002, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(20)

    (32)          --    (a) Participation Agreement, dated June 16, 1998,
                        between Registrant and Lincoln National Life Insurance
                        Company.(7)

                  -- (b) Amendment No. 1, dated November 20, 1998, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(8)

                  -- (c) Amendment No. 2, dated May 1, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

                  -- (d) Amendment No. 3, dated October 14, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

                  -- (e) Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

                  -- (f) Amendment No. 5, dated July 15, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

                  -- (g) Amendment No. 6, dated July 15, 2001, to the Participation Agreement dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

    (33)          --    (a) Participation Agreement, dated June 30, 1998,
                        between Registrant and Aetna Life Insurance and Annuity
                        Company.(7)

                  -- (b) Amendment No. 1, dated October 1, 2000, to the Participation Agreement, dated June 20, 1998, between Registrant and AETNA Life Insurance and Annuity Company.(18)

    (34)          --    (a) Participation Agreement, dated July 1, 1998, between
                        Registrant and The Union Central Life Insurance
                        Company.(8)

                  -- (b) Amendment dated January 1, 2003, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(20)

    (35)          --    Participation Agreement, dated July 1, 1998, between
                        Registrant and United Investors Life Insurance
                        Company.(8)

    (36)         --     (a) Participation Agreement, dated July 2, 1998, between
                        Registrant and Hartford Life Insurance Company.(7)

                  -- (b) Amendment No. 1, dated April 29, 2002, to be effective as of November 1, 2000, to the Participation Agreement, dated July 2, 1998, between Registration and Hartford Life Insurance Company.(20)

                  -- (c) Amendment No. 2, dated September 20, 2001, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(20)

    (37)          --    (a) Participation Agreement, dated July 13, 1998,
                        between Registrant and Keyport Benefit Life Insurance
                        Company.(7)

                  -- (b) Amendment No. 1, dated December 28, 1998 to the Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(8)

    (38)          --    (a) Participation Agreement, dated July 27, 1998,
                        between Registrant and Allmerica Financial Life
                        Insurance and Annuity Company.(7)

                  -- (b) Amendment No. 1, dated February 11, 2000, to the Participation Agreement dated July 27, 1998 between Registrant and Allmerica Financial Life Insurance and Annuity Company.(13)

                  -- (c) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

                  -- (d) Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

                  -- (e) Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

                  -- (f) Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

                  -- (g) Amendment No. 6, dated May 1, 2001, to the Participation Agreement dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

                  -- (h) Amendment No. 7, dated May 1, 2002, to the Participation Agreement dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(20)

    (39)          --    (a) Participation Agreement, dated July 27, 1998,
                        between Registrant and First Allmerica Financial Life
                        Insurance Company.(7)

                  -- (b) Amendment No. 1, dated February 11, 2000, to the Participation Agreement dated July 27, 1998 between Registrant and First Allmerica Financial Life Insurance Company.(13)

                  -- (c) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

                  -- (d) Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

                  -- (e) Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

                  -- (f) Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

                  -- (g) Amendment No. 6, dated May 1, 2001, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

                  -- (h) Amendment No. 7, dated May 1, 2002, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(20)

    (40)          --    Participation Agreement, dated October 15, 1998, between
                        Registrant and Lincoln Life & Annuity Insurance Company of New York.(9)

    (41)          --    (a) Participation Agreement, dated November 23, 1998,
                        between Registrant and American General Annuity
                        Insurance Company.(8)

                  -- (b) Amendment No. 1, dated July 1, 1999, to the Participation Agreement dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(11)

                  -- (c) Amendment No. 2, dated August 1, 2000, to the Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(14)

    (42)          --    Participation Agreement, dated December 1, 1998, between
                        Registrant and the Prudential Insurance Company of
                        America.(8)

    (43)          --    (a) Participation Agreement, dated February 1, 1999,
                        between Registrant and Sage Life Assurance of America,
                        Inc.(9)

                  -- (b) Amendment No. 1, dated October 1, 2001, to the Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(18)

    (44)          --    (a) Participation Agreement, dated April 1, 1999,
                        between Registrant and Liberty Life Assurance Company of
                        Boston.(9)

                  -- (b) Amendment No. 1, dated May 1, 2001, to the Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(18)

    (45)          --    Participation Agreement, dated April 13, 1999, between
                        Registrant and Western-Southern Life Insurance
                        Company.(10)

    (46)          --    Participation Agreement, dated May 1, 1999, between
                        Registrant and Columbus Life Insurance Company.(10)

    (47)          --    Participation Agreement, dated April 26, 1999, between
                        Registrant and First Variable Life Insurance
                        Company.(10)

    (48)          --    Participation Agreement, dated August 21, 1999, between
                        Registrant and Life Investors Insurance Company of
                        America.(11)

    (49)          --    Participation Agreement, dated June 8, 1999, between
                        Registrant and The Principal Life Insurance Company.(10)

    (50)          --    (a) Participation Agreement, dated June 8, 1999, between
                        Registrant and Principal Life Insurance Company.(11)

                  -- (b) Amendment, dated May 1, 2002, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(20)

                  -- (c) Amendment, dated August 15, 2002, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(20)

    (51)          --    Participation Agreement, dated June 14, 1999, between
                        Registrant and Security First Life Insurance
                        Company.(11)

    (52)          --    (a) Participation Agreement, dated July 1, 1999, between
                        Registrant and Allstate Life Insurance Company.(11)

                  -- (b) Amendment No. 1, dated December 20, 2001, to the Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance Company.(18)

    (53)          --    Participation Agreement, dated July 27, 1999, between
                        Registrant and Allianz Life Insurance Company of North
                        America.(11)

    (54)          --    Participation Agreement, dated July 27, 1999, between
                        Registrant and Preferred Life Insurance Company of New
                        York.(11)

    (55)          --    Participation Agreement, dated August 31, 1999, between
                        Registrant and John Hancock Mutual Life Insurance
                        Company.(11)

    (56)          --    Participation Agreement, dated August 31, 1999, between
                        Registrant and The United States Life Insurance Company in the City of New York.(11)

    (57)          --    (a) Participation Agreement, dated November 1, 1999,
                        between Registrant and AETNA Insurance Company of
                        America.(12)

                  -- (b) Amendment No. 1, dated November 17, 2000, to the Participation Agreement dated November 1, 1999, between Registrant and AETNA Insurance Company of America.(18)

    (58)          --    Participation Agreement, dated January 28, 2000, between
                        Registrant and Northbrook Life Insurance Company.(13)

    (59)          --    Participation Agreement, dated March 2, 2000, between
                        Registrant and GE Life and Annuity Assurance
                        Company.(14)

    (60)          --    Participation Agreement, dated March 27, 2000, between
                        Registrant and Reliastar Life Insurance Company of New
                        York.(14)

    (61)          --    Participation Agreement, dated March 27, 2000, between
                        Registrant and Northern Life Insurance Company.(14)

    (62)          --    Participation Agreement, dated March 27, 2000, between
                        Registrant and Reliastar Life Insurance Company.(14)

    (63)          --    (a) Participation Agreement, dated April 10, 2000,
                        between Registrant and Allmerica Financial Life
                        Insurance and Annuity Company.(14)

                  -- (b) Amendment No. 1, dated December 1, 2000, to the Participation Agreement, dated April 10, 2000, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

    (64)          --    Participation Agreement, dated April 14, 2000, between
                        Registrant and United Investors Life Insurance
                        Company.(14)

    (65)         --     (a) Participation Agreement, dated April 17, 2000,
                        between Registrant and Sun Life Insurance and Annuity
                        Company of New York.(14)

                 -- (b) Amendment No. 1, dated April 27, 2000, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

                  -- (c) Amendment No. 2, dated September 1, 2001, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

                  -- (d) Amendment No. 3, dated April 1, 2002, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

                  -- (e) Amendment No. 4, dated December 31, 2002, to the Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(20)

    (66)          --    (a) Participation Agreement, dated August 1, 2000,
                        between Registrant and Kansas City Life Insurance
                        Company.(14)

    (67)          --    (a) Participation Agreement, dated September 25, 2000,
                        between Registrant and Security Life of Denver Insurance
                        Company.(14)

                  -- (b) Amendment No. 1, dated September 5, 2001, to the Private Placement Participation Agreement, dated September 25, 2000, between Registrant and Security Life of Denver Insurance Company.(18)

    (68)          --    (a) Participation Agreement, dated February 26, 1999,
                        between Registrant and American General Life Insurance
                        Company.(18)

                  -- (b) Amendment No. 1, dated November 1, 2000, to the Participation Agreement, dated February 26, 1999, between Registrant and American General Life Insurance Company.(18)

    (69)          --    (a) Participation Agreement, dated April 3, 2000,
                        between Registrant and First Cova Life Insurance
                        Company.(18)

                  -- (b) Amendment No. 1, dated February 12, 2001, to the Participation Agreement dated December 31, 1997, between Registrant and First Met Life Investors Insurance Company (formerly, First Cova Life Insurance Company).(18)

    (70)          --    Participation Agreement, dated February 1, 2001, between
                        Registrant and Peoples Benefit Life Insurance
                        Company.(18)

    (71)          --    Participation Agreement, dated March 28, 2001, between
                        Registrant and Security Benefit Life Insurance
                        Company.(18)

    (72)          --    Participation Agreement, dated March 29, 2001, between
                        Registrant and Phoenix Home Life Mutual Insurance
                        Company.(18)

    (73)          --    Participation Agreement, dated March 29, 2001, between
                        Registrant and Phoenix Life and Annuity Company.(18)

    (74)          --    Participation Agreement, dated March 29, 2001, between
                        Registrant and PHL Variable Insurance Company.(18)

    (75)          --    Participation Agreement, dated April 4, 2001, between
                        Registrant and Annuity Investors Life Insurance
                        Company.(18)

    (76)          --    Participation Agreement, dated April 17, 2001, between
                        Registrant and Sun Life Insurance and Annuity Company of
                        New York.(18)

    (77)          --    Participation Agreement, dated April 30, 2001, between
                        Registrant and Western Reserve Life Assurance Co. of
                        Ohio.(18)

    (78)          --    Participation Agreement, dated July 13, 2001, between
                        Registrant and Golden American Life Insurance
                        Company.(18)

    (79)          --    (a) Participation Agreement, dated July 24, 2001,
                        between Registrant and Lincoln Benefit Life Company.(18)

                  -- (b) Amendment No. 1, dated December 18, 2002, to the Participation Agreement, dated July 24, 2001, between Registrant and Lincoln Benefit Life Company.(20)

    (80)          --    Participation Agreement, dated October 1, 2001, between
                        Registrant and The Travelers Life and Annuity
                        Company.(18)

    (81)          --    Participation Agreement, dated November 1, 2001, between
                        Registrant and The American Life Insurance Company of
                        New York.(18)

    (82)          --    Accounting Services Agreement, dated March 31, 1993,
                        between the Registrant and State Street Bank and Trust
                        Company.(4)

    (83)          --    Agreement and Plan of Reorganization, dated December 7,
                        1999, between Registrant and AIM Variable Insurance
                        Funds.(12)

    (84)          --    Participation Agreement, dated March 4, 2002, between
                        Registrant and Minnesota Life Insurance Company.(19)

    (85)          --    Participation Agreement, dated May 1, 2002, between
                        Registrant and AUSA Life Insurance Company, Inc.(20)

    (86)          --    Participation Agreement, dated October 1, 2002, between
                        Registrant and CUNA Mutual Life Insurance Company.(20)

    (87)          --    (a) Memorandum of Agreement between Registrant, on
                        behalf of AIM V.I. Basic Value Fund and AIM V.I. Mid Cap
                        Equity Fund, and A I M Advisors, Inc., dated July 1,
                        2001.(18)

                  -- (b) Memorandum of Agreement, between Registrant, on behalf of AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Equity Fund, and A I M Advisors, Inc. regarding securities lending, dated July 1, 2001.(18)

    (88)          --    (a) Form of Memorandum of Agreement between Registrant,
                        on behalf of AIM V.I. Large Cap Growth Fund and AIM V.I.
                        Small Cap Equity Fund, and A I M Advisors, Inc. (21)

                  -- (b) Form of Memorandum of Agreement between Registrant, on behalf of AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund, and A I M Advisors, Inc. regarding securities lending.(21)

     (89)         --    Agreement and Plan of Reorganization, dated December 10,
                        2003, between Registrant and INVESCO Variable Investment
                        Funds, Inc.(22)

i   (1)           --    (a) Opinion and Consent of Messrs. Freedman, Levy, Kroll
                        & Simonds regarding the AIM V.I. Capital Appreciation
                        Fund, the AIM V.I. Diversified Income Fund, the AIM V.I.
                        Government Securities Fund, the AIM V.I. Growth Fund, the AIM V.I. International Equity Fund, the AIM V.I.
                        Money Market Fund and the AIM V.I. Value Fund.(1)

                  -- (b) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the AIM V.I. Growth and Income Fund and the AIM V.I. Utilities Fund (presently the AIM V.I. Global Utilities Fund).(2)

                  -- (c) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the AIM V.I. Global Utilities Fund name change.(3)

                  -- (d) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Capital Development Fund and AIM V.I. High Yield Fund.(6)

                  -- (e) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Global Growth and Income Fund and AIM V.I. Telecommunications Fund.(7)

                  -- (f) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Blue Chip Fund.(10)

                  -- (g) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Dent Demographic Trends Fund.(11)

                  -- (h) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the redomestication of the Registrant.(13)

                  -- (i) Opinion and Consent of Messrs. Foley & Lardner regarding the addition of a Series II share class.(16)

                  -- (j) Opinion and Consent of Messrs. Foley & Lardner regarding the addition of AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Equity Fund.(17)

                  -- (k) Opinion and Consent of Messrs. Foley & Lardner regarding the addition of AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund.(21)


                  -- (l) Opinion and Consent of Messrs. Foley & Lardner, LLP regarding the addition of AIM V.I. Real Estate Fund, INVESCO VIF - Core Equity Fund, INVESCO VIF - Dynamics Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF
                        - Health Sciences Fund, INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund, INVESCO VIF - Technology Fund, INVESCO VIF - Total Return Fund and INVESCO VIF - Utilities Fund.(23)



j   (1)           --    Consent of Tait, Weller & Baker.(23)



     (2)          --    Consent of PricewaterhouseCoopers LLP.(23)


k                 --    Financial Statements omitted from Item 22 - None.

l   (1)           --    (a) Agreements Concerning Initial Capitalization of the
                        AIM V.I. Capital Appreciation Fund, the AIM V.I.
                        Diversified Income Fund, the AIM V.I. Government
                        Securities Fund, the AIM V.I. Growth Fund, the AIM V.I.
                        International Equity Fund, the AIM V.I. Money Market
                        Fund, and the AIM V.I. Value Fund.(4)

                  -- (b) Agreements Concerning Initial Capitalization of the AIM V.I. Growth and Income Fund and the AIM V.I. Utilities Fund.(4)

                  -- (c) Agreement Concerning Initial Capitalization of the AIM V.I. Aggressive Growth Fund, the AIM V.I. Balanced Fund, the AIM V.I. Capital Development Fund and the AIM V.I. High Yield Fund.(7)

                  -- (d) Agreement Concerning Initial Capitalization of the AIM V.I. Blue Chip Fund.(11)

                  -- (e) Agreement Concerning Initial Capitalization of the AIM V.I. Dent Demographic Trends Fund.(11)

                  -- (f) Agreement Concerning Initial Capitalization of the AIM V.I. Basic Value Fund and the AIM V.I. Mid Cap Equity Fund, dated September 7, 2001.(18)

                  -- (g) Form of Agreement Concerning Initial Capitalization of the AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund.(21)

m   (1)           --    (a) Registrant's Master Distribution Plan pursuant to
                        Rule 12b-1 for Series II shares.(17)

                  -- (b) Amendment No. 1 to the Registrant's Master Distribution Plan, dated September 7, 2001.(18)

                  -- (c) Amendment No. 2 to the Registrant's Master Distribution Plan, dated May 1, 2002.(20)

                  -- (d) Amendment No. 3 to the Registrant's Master Distribution Plan, dated August 29, 2003.(22)

                  -- (e) Form of Amendment No. 4 to the Registrant's Master Distribution Plan.(22)

n                 --    Registrant's Amended and Restated Multiple Class Plan,
                        effective July 16, 2001, as amended and restated August
                        18, 2003.(22)

o                 --    Reserved

p   (1)           --    A I M Management Group Inc. Code of Ethics adopted May
                        1, 1981 as last amended September 27, 2002 relating to A I M Management Group Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(20)

    (2)           --    Code of Ethics of Registrant effective as of September
                        23, 2000.(14)


----------

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on April 19, 1993.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4, filed on November 3, 1994.

(3) Incorporated herein by reference to Post-Effective Amendment No. 6, filed on April 26, 1995.

(4) Incorporated herein by reference to Post-Effective Amendment No. 7, filed electronically on April 29, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 8, filed electronically on April 23, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 9, filed electronically on February 13, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 10, filed electronically on October 2, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 11, filed electronically on February 18, 1999.

(9) Incorporated herein by reference to Post-Effective Amendment No. 12, filed electronically on April 29, 1999.

(10) Incorporated herein by reference to Post-Effective Amendment No. 13, filed electronically on July 13, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 14, filed electronically on September 28, 1999.

(12) Incorporated herein by reference to Post-Effective Amendment No. 15, filed electronically on February 16, 2000.

(13) Incorporated herein by reference to Post-Effective Amendment No. 16, filed electronically on February 17, 2000.

(14) Incorporated herein by reference to Post-Effective Amendment No. 18, filed electronically on February 16, 2001.

(15) Incorporated herein by reference to Post-Effective Amendment No. 19, filed electronically on April 12, 2001.

(16) Incorporated herein by reference to Post Effective Amendment No. 20, filed electronically on May 29, 2001.

(17) Incorporated herein by reference to Post Effective Amendment No. 21, filed electronically on July 18, 2001.

(18) Incorporated herein by reference to Post Effective Amendment No. 22, filed electronically on February 12, 2002.

(19) Incorporated herein by reference to Post Effective Amendment No. 24, filed electronically on April 30, 2002.

(20) Incorporated herein by reference to Post Effective Amendment No. 25, filed electronically on April 29, 2003.


(21) Incorporated herein by reference to Post Effective Amendment No. 26, filed electronically on June 18, 2003.



(22) Incorporated herein by reference to Post Effective Amendment No. 27, filed electronically on February 13, 2004.



(23)     Filed herewith electronically.



Item 24.         Persons Controlled by or Under Common Control with Registrant

                 None.

Item 25.         Indemnification

                 The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Business Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund & Investment Advisory Professional Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

Item 26.         Business and Other Connections of Investment Advisor

                 The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management--The Advisor" of the Prospectus which comprises Part A of this Registration Statement, and to the discussion under the caption "Management" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 27(b) of this Part C of the Registration Statement.

Item 27.         Principal Underwriters

(a) A I M Distributors, Inc. the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:

                           AIM Combination Stock & Bond Funds
                           AIM Counselor Series Trust
                           AIM Equity Funds
                           AIM Floating Rate Fund
                           AIM Funds Group AIM Growth Series
                           AIM International Mutual Funds
                           AIM Investment Funds
                           AIM Investment Securities Funds
                           AIM Sector Funds
                           AIM Special Opportunities Funds
                           AIM Stock Funds
                           AIM Summit Fund
                           AIM Tax-Exempt Funds

(b)



Name and Principal                                Position and Offices with               Positions and Offices
Business Address*                                        Underwriter                           with Registrant
Gene L. Needles                        Chairman, Director, President & Chief Executive    None
                                                           Officer

Mark H. Williamson                                         Director                       Trustee & Executive
                                                                                          Vice President

John S. Cooper                              Executive Vice President, Director of         None
                                                Institutional & Alliance Sales

James L. Salners                         Executive Vice President, Director of Sales      None
                                                     Strategy & Planning

Marilyn M. Miller                      Executive Vice President, Director of Marketing    None

James E. Stueve                             Executive Vice President, Director of         None
                                                         Retail Sales

Raymond R. Cunningham                               Senior Vice President                 None

Glenda A. Dayton                                    Senior Vice President                 None

Gary K. Wendler                           Senior Vice President, Director Marketing       None
                                                     Research & Analysis

Stephen H. Bitteker                    First Vice President, Director of Offshore Funds   None
                                                            Sales

Kevin M. Carome                                         Vice President                    Senior Vice President,
                                                                                          Chief Legal Officer &
                                                                                          Secretary

Name and Principal                                Position and Offices with               Positions and Offices
Business Address*                                        Underwriter                           with Registrant
Mary A. Corcoran                                        Vice President                    None

Rhonda Dixon-Gunner                                     Vice President                    None

Dawn M. Hawley                                    Vice President & Treasurer              None

Ofelia M. Mayo                           Vice President, General Counsel & Assistant      Assistant Secretary
                                                          Secretary

Kim T. McAuliffe                                        Vice President                    None

Linda L. Warriner                                       Vice President                    None

Rebecca Starling-Klatt                   Assistant Vice President & Chief Compliance      None
                                                           Officer

Kathleen J. Pflueger                                      Secretary                       Assistant Secretary


----------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


(c)              Not applicable

Item 28.         Location of Accounts and Records

                 A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian and Transfer Agent State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Item 29.         Management Services

                 Not applicable.

Item 30.         Undertakings

                 Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 13th day of April, 2004 .

                                     REGISTRANT:  AIM VARIABLE INSURANCE FUNDS

                                     By:  /s/ROBERT H. GRAHAM
                                          -------------------------------------
                                          Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


            SIGNATURES                       TITLE                   DATE
            ----------                       -----                   ----
/s/ Robert H. Graham             Chairman, Trustee & President   April 13, 2004
-------------------------------  (Principal Executive Officer)
      (Robert H. Graham)

/s/ Bob R. Baker*                           Trustee              April 13, 2004
-------------------------------
         (Bob R. Baker)

/s/ Frank S. Bayley*                        Trustee              April 13, 2004
-------------------------------
       (Frank S. Bayley)

/s/ James T. Bunch*                         Trustee              April 13, 2004
-------------------------------
        (James T. Bunch)

/s/ Bruce L. Crockett*                      Trustee              April 13, 2004
-------------------------------
      (Bruce L. Crockett)

/s/ Albert R. Dowden*                       Trustee              April 13, 2004
-------------------------------
      (Albert R. Dowden)

/s/ Edward K. Dunn, Jr.*                    Trustee              April 13, 2004
-------------------------------
     (Edward K. Dunn, Jr.)

/s/ Jack M. Fields*                         Trustee              April 13, 2004
-------------------------------
      (Jack M. Fields)

/s/ Carl Frischling*                        Trustee              April 13, 2004
-------------------------------
       (Carl Frischling)

/s/ Gerald J. Lewis*                        Trustee              April 13, 2004
-------------------------------
       (Gerald J. Lewis)

/s/ Prema Mathai-Davis*                     Trustee              April 13, 2004
-------------------------------
      (Prema Mathai-Davis)

/s/ Lewis F. Pennock*                       Trustee              April 13, 2004
-------------------------------
      (Lewis F. Pennock)

/s/ Ruth H. Quigley*                        Trustee              April 13, 2004
-------------------------------
       (Ruth H. Quigley)

/s/ Louis S. Sklar*                         Trustee              April 13, 2004
-------------------------------
       (Louis S. Sklar)

/s/ Larry Soll*                             Trustee              April 13, 2004
-------------------------------
        (Larry Soll)

/s/ Mark H. Williamson*                     Trustee &            April 13, 2004
-------------------------------      Executive Vice President
     (Mark H. Williamson)

                                    Vice President & Treasurer   April 13, 2004
/s/ Sidney M. Dilgren                (Principal Financial and
-------------------------------         Accounting Officer)
      (Sidney M. Dilgren)


*By  /s/ Robert H. Graham
     --------------------------
     Robert H. Graham
     Attorney-in-Fact

* Original Powers of Attorney authorizing Robert H. Graham and Kevin M. Carome, and each of them, to execute this Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant (with the exception of Bob R. Baker, James T. Bunch, Gerald J. Lewis and Larry Soll) have been filed with the Securities and Exchange Commission with the Registration Statement of AIM Variable Insurance Funds on Form N-14 on December 31, 2003 and original Powers of Attorney for Bob R. Baker, James T. Bunch, Gerald J. Lewis and Larry Soll have been filed with the Securities and Exchange Commission with the Registration Statement of INVESCO Variable Investment Funds, Inc. on Form N-14 on December 31, 2003 and hereby are incorporated by reference.

                                INDEX TO EXHIBITS


Exhibit
Number                   Description
------                   -----------
i(1)(l)                  Opinion and Consent of Messrs. Foley & Lardner, LLP
                         regarding the addition of AIM V.I. Real Estate Fund,
                         INVESCO VIF - Core Equity Fund, INVESCO VIF - Dynamics
                         Fund, INVESCO VIF - Financial Services Fund, INVESCO
                         VIF - Health Sciences Fund, INVESCO VIF - Leisure Fund,
                         INVESCO VIF - Small Company Growth Fund, INVESCO VIF -
                         Technology Fund, INVESCO VIF - Total Return Fund and
                         INVESCO VIF - Utilities Fund

j(1)                     Consent of Tait, Weller & Baker

j(2)                     Consent of PricewaterhouseCoopers LLP